The Compass Capital Group(R)
680 East Swedesford Road
Wayne, PA 19087
(800) 451-8371

November 8, 1995

Dear Compass Shareholder,

     The Board of Trustees of The Compass Capital Group ("Compass" or the "Fund") is pleased to call a special shareholders meeting concerning matters that are important to you.

     As you may be aware, PNC Bank Corp. recently announced a definitive plan to acquire Midlantic Corporation, the parent company of the investment adviser to The Compass Capital Group. In anticipation of the consummation of this merger, which is expected to close by year-end, PNC Bank Corp. is taking steps to consolidate the mutual fund investment advisory activities of Midlantic Corporation with those of other PNC affiliates, in order to create one consolidated family of mutual funds to offer shareholders more investment options in an efficient manner. Subject to necessary shareholder approval, the consolidated family will be under the advisory supervision of PNC Asset Management Group. The Compass Board of Trustees believes that these actions are in the best interests of the Fund's shareholders.

     The Compass Board of Trustees has carefully reviewed the proposal to combine all portfolios of The Compass Capital Group with PNC and BlackRock Funds with similar investment objectives and policies (the "Transaction"), and has considered the effects of this Transaction on shareholder value with respect to investment performance, expense levels and shareholder services. The Board of Trustees has also considered the interim advisory and sub-advisory agreements for the Fund that are described in the attached materials if the merger of PNC Bank Corp. and Midlantic occurs before the Fund's consolidation. In light of their consideration, the Board of Trustees unanimously recommends the approval of the Transaction. As you evaluate the proposal, please note the following points:

     - The absolute dollar value of your investment in Compass before the Transaction will NOT change, and will be the same immediately after the Transaction although the fund(s) you are an investor in, as well as the number of shares and the net asset value of each share, may be different.

     - The Transaction will be tax-free and will not involve any sales loads, commissions or transaction charges.

     - The investment objective and policies of your new portfolio will be substantially similar to your portfolio's current objective and policies, except as stated in the enclosures.

     - PNC's service providers have agreed to waive fees and reimburse expenses to ensure that for the fiscal year ending September 30, 1996 the operating expenses of the PNC portfolios they manage are limited to the ratios stated in the Combined Proxy Statement/Prospectus.

     THE BOARD RECOMMENDS THE APPROVAL OF THIS TRANSACTION IN LIGHT OF THE FOLLOWING SHAREHOLDER BENEFITS:

     -  Broader array of investment options available to shareholders;

     -  Ability to add to your existing holdings at no sales charge;

     - Maintenance of existing purchase and redemption features plus additional benefits including 24-hour account service for accounts held directly with the PNC portfolios; and

     - Potential economies in portfolio management resulting from larger asset size.

     Enclosed is a proxy card for the meeting. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the shareholders meeting to be held on November 30, 1995.

     Please read the attached materials carefully. If you have any questions, please feel free to call our Compass representatives at 800-451-8371. Thank you for your cooperation.

                                          Sincerely,

                                          [SIG]

                                          David G. Lee
                                          President

Enclosures:

- Proxy Card and Return Envelope
- Combined Proxy Statement/Prospectus
- PNC Prospectus(es)
- PNC Annual Report(s)
- Compass Prospectus(es)
- Statement of Additional Information

                          THE COMPASS CAPITAL GROUP(R)
                            680 EAST SWEDESFORD ROAD
                                WAYNE, PA 19087

                     NOTICE OF SPECIAL SHAREHOLDERS MEETING
                        TO BE HELD ON NOVEMBER 30, 1995

To Compass Shareholders:

     NOTICE IS GIVEN THAT a Special Meeting of Shareholders of The Compass Capital Group(R)("Compass") will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087 on November 30, 1995 at 11:00 A.M. Eastern Time for the following purposes:

     ITEM 1. To approve an Asset Purchase Agreement (the "Compass Agreement") providing for (a) the transfer of the assets and liabilities of the following Compass portfolios to corresponding portfolios of The PNC(R) Fund (the "Compass Transaction") and (b) the approval of interim investment advisory and (for some portfolios) sub-advisory agreements for the following Compass Portfolios if the merger of Midlantic Corporation and PNC Bank Corp. occurs before the closing of the Compass Transaction:

        Municipal Money Fund                           Equity Income Fund
        New Jersey Municipal Money Fund                Growth Fund
        Pennsylvania Municipal Money Fund              Small Company Fund
        Cash Reserve Fund                              International Equity Fund
        U.S. Treasury Fund                             Balanced Fund
        Municipal Bond Fund                            Short/Intermediate Fund
        New Jersey Municipal Bond Fund                 Fixed Income Fund
        Pennsylvania Municipal Bond Fund               International Fixed Income Fund

     ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment.

     Compass shareholders of record as of the close of business on October 20, 1995 are entitled to notice of, and to vote at, this Special Meeting or any adjournment.

     THE COMPASS BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE COMPASS AGREEMENT.

     The Compass Agreement and related matters are described in the attached Combined Proxy Statement/Prospectus.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE COMPASS BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO COMPASS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          Richard W. Grant
                                          Secretary

November 8, 1995

The BFM Institutional Trust Inc.
345 Park Avenue, 30th Floor
New York, NY 10154
(800)227-7236

November 8, 1995

Dear BFM Institutional Trust (BIT) Shareholder,

     The Board of Directors of The BFM Institutional Trust Inc. ("BIT" or the "Trust") is pleased to call a special shareholders meeting concerning matters that are important to you.

     In order to create one consolidated family of mutual funds to offer shareholders more investment options in an efficient manner, BlackRock Financial Management, together with its parent, PNC Bank, N.A., are taking steps to consolidate the mutual fund investment advisory activities of the BIT portfolios with those of other PNC affiliates, including The Compass Capital Group which is anticipated to be acquired following the consummation of PNC's acquisition of Midlantic Corporation (expected to close by year-end). Subject to necessary shareholder approval, the consolidated entity will be a new mutual fund company under the advisory supervision of PNC Asset Management Group. The Board of Directors of BIT believes that these actions are in the best interests of the Trust's shareholders.

     The Trust's Board of Directors has carefully reviewed the proposal to combine the BIT portfolios with PNC and Compass Funds with similar investment objectives and policies (the "Transaction") and has considered the effects of this Transaction on shareholder value with respect to investment performance, expense levels and shareholder services. In light of such consideration, the Board of Directors unanimously recommends the proposed Asset Purchase Agreement. As you evaluate the proposal, please note the following points:

     - The absolute dollar value of your investment before the Transaction will NOT change, and will be the same immediately after the Transaction although the number of shares and the net asset value of each share may be different.

     - The Transaction will be tax-free and will not involve any sales loads, commissions or transaction charges.

     - The investment objectives and policies of your portfolio will be substantially similar to your portfolio's current objectives and policies.

     - PNC's service providers have agreed to waive fees and reimburse expenses to ensure that the operating expenses of the portfolios are limited to the ratios stated in the Combined Proxy Statement/Prospectus through fiscal year-end September 30, 1996.

     The Board recommends the approval of this Transaction in light of the following shareholder benefits, which are expected to result:

     -  Broader array of investment options available to shareholders;

     - Maintenance of all existing investor features plus additional benefits including 24-hour account service for accounts held directly with the PNC portfolios; and

     - Potential economies in portfolio management resulting from larger asset size.

     Enclosed is a proxy card for the meeting. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the shareholders meeting held on December 20, 1995.

     Please read the attached materials carefully. If you have any questions, please feel free to call our BlackRock representatives at 800-227-7236 or Sarah Brown at (212)754-5550. Thank you for your cooperation.

                                          Sincerely,

                                          [Signature]

                                          Frank J. Fabozzi

Enclosures

- Proxy Card and Return Envelope
- Combined Proxy Statement/Prospectus
- PNC Prospectus
- PNC Annual Report

                        THE BFM INSTITUTIONAL TRUST INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                     NOTICE OF SPECIAL SHAREHOLDERS MEETING
                        TO BE HELD ON DECEMBER 20, 1995

To Shareholders of The BFM Institutional Trust Inc.:

     NOTICE IS GIVEN THAT a Special Meeting of Shareholders of The BFM Institutional Trust Inc. ("BIT") will be held at the offices of BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154, on December 20, 1995 at 11:00 A.M. Eastern Time for the following purposes:

     ITEM 1. To approve an Asset Purchase Agreement (the "BIT Agreement") providing for the transfer of the assets and liabilities of BIT's Short Duration Portfolio, Core Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III to corresponding portfolios of The PNC(R) Fund.

     ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment.

     BIT shareholders of record as of the close of business on October 20, 1995 are entitled to notice of, and to vote at, this Special Meeting or any adjournment.

     THE BIT BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE BIT AGREEMENT.

     The BIT Agreement and related matters are described in the attached Combined Proxy Statement/Prospectus.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BIT BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO BIT A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          James Grosfeld
                                          Director and President

November 8, 1995

                      COMBINED PROXY STATEMENT/PROSPECTUS
                             DATED NOVEMBER 3, 1995

                                THE PNC(R) FUND
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                                  800-422-6538

                          THE COMPASS CAPITAL GROUP(R)
                            680 EAST SWEDESFORD ROAD
                                WAYNE, PA 19087
                                  800-451-8371

                        THE BFM INSTITUTIONAL TRUST INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                                  800-227-7236

     This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of The Compass Capital Group ("Compass") for a Special Meeting of Compass Shareholders to be held at 11:00 A.M. Eastern Time on November 30, 1995 at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087. At the meeting, Compass shareholders will be asked to approve a proposed Asset Purchase Agreement dated October 30, 1995 (the "Compass Agreement"), between Compass and The PNC(R) Fund ("PNC") and the matters contemplated therein. A copy of the Compass Agreement is attached as Appendix I.

     This Combined Proxy Statement/Prospectus is also furnished in connection with the solicitation of proxies by the Board of Directors of The BFM Institutional Trust Inc. ("BIT") for a Special Meeting of BIT Shareholders to be held at 11:00 A.M. Eastern Time on December 20, 1995 at the offices of BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154. At the meeting, BIT shareholders will be asked to approve a proposed Asset Purchase Agreement dated October 30, 1995 (the "BIT Agreement"), between BIT and PNC and the matters contemplated in that agreement. A copy of the BIT Agreement is attached as Appendix II.

     Compass and PNC are open-end management investment companies (mutual funds) that offer a series of money market, tax-exempt, fixed income and equity investment portfolios. The Compass Agreement provides for the transfer of the assets and liabilities of the sixteen Compass portfolios listed in Item 1 of the Compass Notice of Meeting and under "Information Relating to the Proposed Transactions" below (the "Compass Portfolios") to corresponding investment portfolios of PNC (the "PNC Portfolios") in exchange for an aggregate amount of shares of the PNC Portfolios of equal value (the "Compass Transaction"). After the consummation of the Compass Transaction, shareholders of the Compass Portfolios will be shareholders of the PNC Portfolios, and Compass will be deregistered as an investment company and terminated under state law.

     BIT is also an open-end management investment company. The BIT Agreement provides for the transfer of the assets and liabilities of the three fixed income portfolios listed in Item 1 of the BIT Notice of Meeting and under "Information Relating to the Proposed Transactions" below (the "BIT Portfolios") to corresponding PNC Portfolios in exchange for an aggregate amount of shares of the PNC Portfolios of equal value (the "BIT Transaction"). After the consummation of the BIT Transaction, shareholders of the BIT Portfolios will be shareholders of their corresponding PNC Portfolios, and BIT will also be deregistered as an investment company and terminated under state law.

     This Combined Proxy Statement/Prospectus sets forth concisely the information that shareholders of Compass and BIT should know before voting, and should be retained for future reference. This Combined Proxy Statement/Prospectus is accompanied by the following documents as appropriate, each as supple-mented through the date hereof: (1) for each PNC Portfolio except the Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, Money Market Portfolio, Government Money Market Portfolio, New Jersey Tax-Free Income Portfolio, Core Fixed Income Portfolio, International Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III -- 1994 Annual Shareholder Reports; (2) for each PNC Portfolio except the New Jersey Tax-Free Income Portfolio, Core Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III -- prospectuses dated July 24, 1995 for the PNC Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, Money Market Portfolio and Government Money Market Portfolio and prospectuses dated January 30, 1995 for the other PNC Portfolios; and (3) for each Compass Portfolio -- Prospectuses dated July 1, 1995. Additional information is set forth in the statement of additional information relating to this Combined Proxy Statement/Prospectus, dated November 3, 1995 and in the prospectuses dated October 31, 1995 for the BIT Portfolios (each as supplemented through the date hereof). Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge upon oral or written request by calling or writing PNC, Compass or BIT at the respective telephone numbers or addresses stated on the first page of this Combined Proxy Statement/Prospectus. The information contained in these prospectuses and statement of additional information is incorporated herein by reference.

     This Combined Proxy Statement/Prospectus is the proxy statement of Compass and BIT, respectively, for the special meetings of their shareholders, and the prospectus of PNC for the shares of the PNC Portfolios that have been registered with the SEC and are to be issued in connection with the Compass and BIT Transactions.

     The Combined Proxy Statement/Prospectus is expected to first be sent to shareholders on or about November 8, 1995.

     SHARES OF THE PNC PORTFOLIOS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PNC, COMPASS, BIT OR THEIR RESPECTIVE SPONSORS AND DISTRIBUTORS.

     AN INVESTMENT IN A PNC MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THE PNC MONEY MARKET PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     SHARES OF PNC, COMPASS AND BIT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC, MIDLANTIC OR ANY OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE DISTRIBUTOR AND SPONSOR OF COMPASS IS SEI FINANCIAL SERVICES COMPANY. THE DISTRIBUTOR AND SPONSOR OF PNC AND BIT IS PROVIDENT DISTRIBUTORS, INC.

                               TABLE OF CONTENTS

SUMMARY...............................................................................       4
     Proposed Compass Transaction.....................................................       4
     Proposed BIT Transaction.........................................................       4
     Board Considerations.............................................................       5
     Federal Income Tax Consequences..................................................       5
     Overview of PNC, Compass and BIT.................................................       5
     Voting Information...............................................................       8
     Risk Factors.....................................................................       8
INFORMATION RELATING TO THE PROPOSED TRANSACTIONS.....................................       9
     Description of the Compass and BIT Agreements....................................      10
     Compass Board Considerations.....................................................      12
     BIT Board Considerations.........................................................      12
     PNC Board Considerations.........................................................      12
     Capitalization...................................................................      13
     Federal Income Tax Consequences..................................................      15
     Interim Compass Advisory and Sub-Advisory Agreements.............................      15
EXPENSE SUMMARIES OF PNC, COMPASS AND BIT.............................................      15
COMPARISON OF PNC, COMPASS AND BIT....................................................      54
     Investment Objectives and Policies...............................................      54
     Investment Advisers and Other Service Providers..................................      54
          Share Structure.............................................................      54
     Purchase, Redemption and Dividend Policies.......................................      55
INTERIM COMPASS ADVISORY AND SUB-ADVISORY AGREEMENTS..................................      56
INFORMATION RELATING TO VOTING MATTERS................................................      61
     General Information..............................................................      61
     Compass Shareholder and Board Approvals..........................................      61
     BIT Shareholder and Board Approvals..............................................      62
     Quorum...........................................................................      62
     Annual Meetings..................................................................      62
     Other Shareholder Information....................................................      62
ADDITIONAL INFORMATION ABOUT PNC......................................................      77
ADDITIONAL INFORMATION ABOUT COMPASS..................................................      79
ADDITIONAL INFORMATION ABOUT BIT......................................................      79
ADDITIONAL INFORMATION ABOUT INVESTMENT ADVISERS, DISTRIBUTORS
     AND ADMINISTRATORS...............................................................      79
     PAMG, PIMC, PCM, PEAC, BlackRock and Morgan Grenfell.............................      79
     Other Investment Companies Advised by PIMC, PEAC, PCM, BlackRock and
          Morgan Grenfell.............................................................      81
     Information About Distributors And Administrators................................      87
FINANCIAL STATEMENTS AND EXPERTS......................................................      87
OTHER BUSINESS........................................................................      87
SHAREHOLDER INQUIRIES.................................................................      88
APPENDICES   I-COMPASS ASSET PURCHASE AGREEMENT.......................................     I-1
                  II-BIT ASSET PURCHASE AGREEMENT.....................................    II-1
                 III- INVESTMENT OBJECTIVES AND FUNDAMENTAL
                           LIMITATIONS................................................   III-1
                 IV-SHAREHOLDER TRANSACTIONS AND SERVICES.............................    IV-1
                  V- INTERIM COMPASS ADVISORY AND SUB-ADVISORY
                          AGREEMENTS..................................................     V-1
                 VI-PNC PORTFOLIO SIX-MONTH FINANCIAL HIGHLIGHTS......................    VI-1

                                    SUMMARY

     The following is a summary of certain information relating to the proposed Compass and BIT Transactions and related matters, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, the prospectuses and statements of additional information of PNC, Compass and BIT, respectively, and the Appendices attached hereto.

     PROPOSED COMPASS TRANSACTION. Based upon their evaluations of the relevant information presented to them, and in light of their fiduciary duties under Federal and state law, the Boards of Trustees of Compass and PNC, including all of the non-interested members of each Board, have determined that the proposed Compass Transaction is in the best interests of the shareholders of Compass and PNC, respectively, and that the interests of the shareholders of the respective companies will not be diluted as a result of the Compass Transaction. THE BOARD OF TRUSTEES OF COMPASS RECOMMENDS THAT COMPASS SHAREHOLDERS APPROVE THE COMPASS AGREEMENT AND THE MATTERS CONTEMPLATED THEREIN.

     Subject to shareholder approval, the Compass Agreement provides for: (a) the acquisition by PNC of all of the assets and liabilities of each of the Compass Portfolios in exchange for Service Shares of the PNC Portfolios that correspond to the Compass Portfolios; (b) the distribution of these PNC Service Shares to the shareholders of the Compass Portfolios in liquidation of the Compass Portfolios; and (c) the deregistration of Compass as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its dissolution under state law.

     As a result of the proposed Compass Transaction, each shareholder of a Compass Portfolio will become a shareholder of a corresponding PNC Portfolio and will hold, immediately after the time the Compass Transaction becomes effective (the "Effective Time of the Compass Transaction"), Service Shares of the corresponding PNC Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the Compass Portfolio the shareholder held immediately before the Effective Time of the Compass Transaction.

     In addition, the Compass Agreement provides that if the merger of Midlantic Corporation and PNC Bank Corp. (the "Midlantic/PNC Bank Merger") occurs before the Compass Transaction, the Compass Portfolios will enter into interim investment advisory agreements with affiliates of PNC Bank Corp. and (for some portfolios) sub-advisory agreements that will be effective for the period between the date of such merger and the Effective Time of the Compass Transaction. The provisions of the interim agreements, including the advisory and sub-advisory fee rates, will be substantially the same as those in the existing investment advisory and sub-advisory agreements for the Compass Portfolios. The interim agreements will differ, however, with respect to dates and contracting parties.

     PNC has entered into separate agreements with Compass and BIT as described in this Combined Proxy Statement/Prospectus, and consummation of the Compass Transaction is in no way subject to consummation of the BIT Transaction described below. IF THE COMPASS AGREEMENT IS APPROVED BY COMPASS SHAREHOLDERS AT THE COMPASS MEETING, IT IS EXPECTED THAT THE COMPASS TRANSACTION WILL BE COMPLETED WHETHER OR NOT THE BIT TRANSACTION IS COMPLETED.

     For further information, see "Information Relating to the Proposed Transactions" and "Interim Compass Investment Advisory and Sub-Advisory Agreements."

     PROPOSED BIT TRANSACTION. Based upon their evaluations of the relevant information presented to them, and in light of their fiduciary duties under Federal and state law, the governing Boards of BIT and PNC, including all of the non-interested members of each Board, have determined that the proposed BIT Transaction is in the best interests of the shareholders of BIT and PNC, respectively, and that the interests of shareholders of the respective companies will not be diluted as a result of the BIT Transaction. THE BOARD OF DIRECTORS OF BIT RECOMMENDS THAT BIT SHAREHOLDERS APPROVE THE BIT AGREEMENT AND THE MATTERS CONTEMPLATED THEREIN.

     Subject to shareholder approval, the BIT Agreement provides for: (a) the acquisition by PNC of all of the assets and liabilities of each of the BIT Portfolios in exchange for Institutional Shares of the PNC

Portfolios that correspond to the BIT Portfolios; (b) the distribution of these PNC Institutional Shares to the shareholders of the BIT Portfolios in liquidation of the BIT Portfolios; and (c) the deregistration of BIT as an investment company under the 1940 Act and its dissolution under state law.

     As a result of the proposed BIT Transaction, each shareholder of a BIT Portfolio will become a shareholder of a corresponding PNC Portfolio and will hold, immediately after the time the BIT Transaction becomes effective (the "Effective Time of the BIT Transaction"), Institutional Shares of the corresponding PNC Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the BIT Portfolio the shareholder holds immediately before the Effective Time of the BIT Transaction.

     PNC has entered into separate agreements with Compass and BIT as described in this Combined Proxy Statement/Prospectus, and consummation of the BIT Transaction is in no way subject to consummation of the Compass Transaction. IF THE BIT AGREEMENT IS APPROVED BY BIT SHAREHOLDERS, IT IS EXPECTED THAT THE BIT TRANSACTION WILL BE COMPLETED WHETHER OR NOT THE COMPASS TRANSACTION IS COMPLETED.

     For further information, see "Information Relating to the Proposed Transactions."

     BOARD CONSIDERATIONS. In reviewing the proposed Compass Transaction, the Compass and PNC Boards considered the pending merger of Midlantic Corporation, the parent corporation of Midlantic Bank, N.A., ("Midlantic"), which serves as investment adviser to the Compass Portfolios, and PNC Bank Corp., the parent corporation of the companies that provide investment advisory and other services to the PNC Portfolios. This pending merger presents the opportunity to combine the separate Compass and PNC mutual fund families into a single, larger consolidated group. In considering Midlantic's recommendation in favor of the Compass Transaction, the Compass Board considered the potential impact of the Compass Transaction on shareholders, including (a) the terms and conditions of the Compass Agreement and the provisions intended to avoid the dilution of shareholder interests; (b) the capabilities of the organizations that will provide investment advisory and other services to the PNC Portfolios, and the terms on which these services are provided; (c) the investment objectives and policies of the PNC Portfolios and the shareholder services offered by them; (d) the historical investment performance of the PNC Portfolios; and (e) the historical and projected investment advisory fee rates and operating expenses of the PNC Portfolios.

     In reviewing the proposed BIT Transaction, the BIT and PNC Boards noted that both BIT and PNC currently receive investment advisory (or sub-advisory), administration, distribution, custody and transfer agency services from the same companies. The Boards also noted that the total assets of all of PNC's investment portfolios approximated $7,089 million, whereas the total assets of all of BIT's investment portfolios approximated $195 million. The Boards believed that portfolio and other efficiencies might be achieved by combining the BIT Portfolios with the PNC mutual fund family.

     For further information, see "Information Relating to the Proposed Transactions -- Compass Board Considerations" and "BIT Board Considerations."

     FEDERAL INCOME TAX CONSEQUENCES. Drinker Biddle & Reath will issue an opinion (based on certain assumptions) as of the Effective Time of each Transaction to the effect that the respective Compass and BIT Transactions will not give rise to the recognition of income, gain or loss for Federal income tax purposes to the Compass Portfolios, the PNC Portfolios, the BIT Portfolios and their respective shareholders. See "Information Relating to the Proposed Transactions -- Federal Income Tax Consequences."

     OVERVIEW OF PNC, COMPASS AND BIT. The investment objectives and policies of the Compass Portfolios and BIT Portfolios are generally similar to those of their corresponding PNC Portfolios. There are, however, differences. For example, the PNC Money Market Portfolio, unlike the Compass Cash Reserve Fund,
(a) normally invests at least 25% of its assets in bank obligations or instruments secured by bank obligations; and (b) may invest in securities rated in either the highest or second highest rating category. The PNC Government Money Market Portfolio, unlike the Compass U.S. Treasury Fund, may currently invest in obligations issued by U.S. Government agencies and instrumentalities. The PNC Government Money Market Portfolio will, however, change its name and investment policies before the Effective Time of the Compass Transaction to provide that it will invest only in U.S. Treasury securities and related repurchase agreements. The PNC Municipal Money Market, New Jersey Municipal Money Market and Pennsylvania Municipal

Money Market Portfolios, unlike the corresponding Compass Portfolios, may invest in securities rated in either the highest or second highest rating category, and the PNC Municipal Money Market Portfolio must normally invest at least 80% of its assets in municipal securities that are exempt from Federal alternative minimum tax as well as regular Federal income tax. The PNC Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Pennsylvania Tax-Free Income Portfolio, unlike their corresponding Compass Portfolios, (a) may invest in investment grade securities rated in the four (rather than three) highest rating categories and (b) must normally invest at least 80% of their assets in municipal securities that are exempt from Federal alternative minimum tax as well as regular Federal income tax. The PNC International Fixed Income Portfolio, unlike the Compass International Fixed Income Fund, may invest its assets in securities rated below the highest three rating categories. The PNC Growth Equity Portfolio emphasizes companies in the middle and higher capitalization ranges (over $1 billion) while the Compass Growth Fund invests in companies with market capitalizations in excess of $200 million. The PNC Value Equity Portfolio's investment objective is to seek long-term capital appreciation; the investment objective of the Compass Equity Income Fund is to seek a combination of current income and capital appreciation.

     In connection with the Compass Transaction and BIT Transaction described in this Combined Proxy Statement/Prospectus, the PNC Core Fixed Income Portfolio and PNC Short-Term Bond Portfolio will adopt investment objectives and policies that are substantially the same as the investment objectives and policies of the BIT Core Fixed Income Portfolio and BIT Short Duration Portfolio. The BIT Core Fixed Income Portfolio and BIT Short Duration Portfolio have historically invested a significant percentage of their assets in mortgage-related and asset-backed securities. In addition, these two portfolios have actively engaged in reverse repurchase agreements and dollar mortgage rolls to increase income. Both the PNC and the BIT Core Fixed Income Portfolios may invest in securities in the four highest rating categories, whereas the Compass Fixed Income Fund may only invest in securities in the three highest rating categories. The PNC Short-Term Bond Portfolio, like the BIT Short Duration Portfolio, intends to limit its investments after the Effective Times of the respective Transactions to U.S. Government securities and "triple-A" corporate obligations. The permitted dollar-weighted average portfolio maturities of the BIT and PNC Portfolios discussed in this paragraph also differ from their corresponding Compass Portfolios. In addition, these BIT Portfolios (and, after the Effective Times of the respective Transactions, these two PNC Portfolios), unlike their corresponding Compass Portfolios, may engage in interest rate swap, cap and floor transactions; short sales "against the box"; and transactions in inverse floating rate instruments as discussed in Appendix III.

     The investment objectives and policies of the BIT Multi-Sector Mortgage Securities Portfolio III and PNC Multi-Sector Mortgage Securities Portfolio III are the same.

     Additional information concerning portfolio investment objectives and policies, and the related risks, is provided below under "Summary -- Risk Factors," "Comparison of PNC, Compass and BIT -- Investment Objectives and Policies" and in Appendix III attached to this Combined Proxy Statement/Prospectus, which sets forth the investment objectives, fundamental investment limitations and other differences in the investment policies of the Compass Portfolios, BIT Portfolios and their corresponding PNC Portfolios.

     PNC Institutional Management Corporation ("PIMC") currently serves as the investment adviser of each PNC Portfolio. It is expected that contemporaneously with the consummation of the Compass Transaction and BIT Transaction, PNC Asset Management Group, Inc. ("PAMG"), PIMC's parent corporation, will become the investment adviser of each PNC Portfolio (except the PNC Multi-Sector Mortgage Securities Portfolio III), on substantially the same terms as those stated in the prospectuses of the PNC Portfolios. It is further expected that after the Effective Times of the respective Transactions the companies listed below will provide sub-advisory services to the PNC Portfolios:

          NAME OF SUB-ADVISER                               PNC PORTFOLIOS
----------------------------------------  ---------------------------------------------------
BlackRock Financial Management, Inc.      PNC Tax-Free Income Portfolio
("BlackRock")                             PNC New Jersey Tax-Free Income Portfolio
                                          PNC Pennsylvania Tax-Free Income Portfolio
                                          PNC Short-Term Bond Portfolio
                                          PNC Core Fixed Income Portfolio
                                          PNC Balanced Portfolio (fixed income portion)
PNC Equity Advisers Company ("PEAC")      PNC Growth Equity Portfolio
                                          PNC Small Cap Growth Equity Portfolio
Provident Capital Management, Inc.        PNC Value Equity Portfolio
("PCM")                                   PNC International Equity Portfolio
                                          PNC Balanced Portfolio (equity portion)
PNC Institutional Management Corporation  PNC Municipal Money Market Portfolio
("PIMC")                                  PNC New Jersey Municipal Money Market Portfolio
                                          PNC Pennsylvania Municipal Money Market Portfolio
                                          PNC Money Market Portfolio
                                          PNC Government Money Market Portfolio
Morgan Grenfell Investment Services       PNC International Fixed Income Portfolio
Limited ("Morgan Grenfell")

     PNC intends to call a special meeting of the shareholders of the PNC Portfolios (except the PNC New Jersey Tax-Free Income Portfolio, PNC Core Fixed Income Portfolio, PNC New Jersey Municipal Money Market Portfolio, PNC International Fixed Income Portfolio and PNC Multi-Sector Mortgage Securities Portfolio III) to approve PAMG as investment adviser and the others listed above as sub-advisers. If these arrangements are not approved by shareholders of these PNC Portfolios, then the existing advisory and sub-advisory arrangements described in the enclosed prospectuses of the PNC Portfolios will remain in effect after the Effective Times of the respective Transactions.

     The Compass Portfolios and PNC Portfolios have different administrators, distributors, custodians, transfer agents and Board members, but the same independent accountants. The BIT Portfolios and PNC Portfolios have the same administrators, distributors, custodians and transfer agents, but different independent accountants and Board members. For further information, see "Comparison of PNC, Compass and BIT -- Investment Advisers and Other Service Providers" and the tables showing the fees and expenses for each of the PNC Portfolios, Compass Portfolios and BIT Portfolios under "Expense Summaries of PNC, Compass and BIT" below.

     As discussed under "Comparison of PNC, Compass and BIT -- Share Structure," each of the PNC Portfolios (except PNC Multi-Sector Mortgage Securities Portfolio III) offers multiple classes of shares called Service Shares, Institutional Shares and Investor Shares. Service Shares and Institutional Shares are sold without a sales load to institutional and other qualified investors. Series A Investor Shares of the PNC Portfolios (other than the money market funds) are sold with a front-end sales load, and Series B Investor Shares are sold with a contingent deferred sales load. Investor Shares are sold to the general public, as well as to customers of PNC Bank, National Association and other institutions. Each of the Compass Portfolios and BIT Portfolios offer one share class to all investors.

     The purchase and redemption policies applicable to the BIT Portfolios and Institutional Shares of the PNC Portfolios are generally similar as described in Appendix IV to this Combined Proxy Statement/Prospectus. In addition, PNC and its service providers will establish purchase and redemption policies for Compass shareholders who receive Service Shares in the Compass Transaction that are substantially similar to those currently offered by Compass. After the Effective Time of the Compass Transaction, each former Compass shareholder will also be permitted to purchase, without a sales charge, additional Service Shares of the same PNC Portfolio in which the shareholder receives shares in the Compass Transaction, but (unless otherwise qualified to purchase Service Shares) will not be permitted to purchase Service Shares of other PNC Portfolios. Share exchange privileges and certain other shareholder services will not be available with respect to PNC Service Shares received by Compass shareholders. To accommodate those shareholders who wish to have these privileges and programs, after the Effective Time of the Compass Transaction, former Compass shareholders will be able to switch, if they choose, their PNC Service Shares for PNC Investor Shares, which offer share exchange privileges and additional shareholder programs but have higher operating expense ratios and are sold with a sales load.

     As set forth under the section entitled "Expense Summaries of PNC, Compass and BIT," the annualized per share ordinary operating expense ratios (that is, a portfolio's ordinary operating expenses expressed as a percentage of its average daily net assets) of PNC Service Shares during the current fiscal year are expected to be the same as, or lower than, the current ordinary operating expense ratios of the Compass Portfolios, except for the Compass Equity Income Fund, Compass Growth Fund and Compass International Fixed Income Fund. The frequency of dividend declarations and distributions differ for certain Compass and BIT Portfolios and their corresponding PNC Portfolios as set forth in Appendix IV.

     Additional information on the purchase, redemption, dividend and other policies of the Compass Portfolios, BIT Portfolios and PNC Portfolios is provided under "Comparison of PNC, Compass and BIT -- Purchase, Redemption and Dividend Policies" and in Appendix IV to this Combined Proxy
Statement/Prospectus.

     VOTING INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Compass Board of Trustees for a Special Meeting of Shareholders to be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087 on November 30, 1995 at 11:00 A.M. Eastern Time. (This meeting and any adjournment thereof is referred to as the "Compass Meeting.") Only Compass shareholders of record at the close of business on October 20, 1995 will be entitled to vote at the Compass Meeting.

     This Combined Proxy Statement/Prospectus is also being furnished in connection with the solicitation of proxies by the BIT Board of Directors for a Special Meeting of Shareholders to be held at the offices of BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154, on December 20, 1995 at 11:00 A.M. Eastern Time. (This meeting and any adjournment thereof is referred to as the "BIT Meeting.") Only BIT shareholders of record at the close of business on October 20, 1995 will be entitled to vote at the BIT Meeting.

     Each whole or fractional Compass or BIT share is entitled to a whole or fractional vote. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of the proposal set forth in the respective Notices of Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the particular Meeting and voting in person. For additional information, including a description of the shareholder votes required for approval of each proposal, see "Information Relating to Voting Matters."

     RISK FACTORS. Because of the similarities of the investment objectives and policies of the Compass Portfolios, the BIT Portfolios and their corresponding PNC Portfolios, management believes that an investment in a PNC Portfolio involves risks that are similar to those of the corresponding Compass Portfolio or BIT Portfolio. These investment risks include those typically associated with investing in a portfolio of high quality, short-term money market instruments in the case of the money market portfolios; government or investment grade bonds in the case of the taxable and tax-exempt bond portfolios; common stocks in the case of the stock portfolios; and foreign securities in the case of the international portfolios.

     There are differences, however, between the Compass Portfolios, BIT Portfolios and PNC Portfolios as noted above under "Summary -- Overview of PNC, Compass and BIT." These differences can result in different risks. For example, the PNC money market funds and the PNC Core Fixed Income Portfolio may invest in securities with lower credit ratings than their corresponding Compass Portfolios, and certain PNC and BIT Portfolios, unlike the Compass Portfolios, may engage in dollar roll transactions and certain leveraging techniques, as well as interest rate swap, cap and floor transactions and other transactions as discussed above under "Summary -- Overview of PNC, Compass and BIT" and in Appendix III. In addition, the PNC International Fixed Income Portfolio, unlike the Compass International Fixed Income Fund, may invest an unlimited amount of its assets in securities rated in the lowest investment grade rating category (and unrated securities deemed to be of comparable quality), and may invest up to 5% of its assets in securities rated below investment grade. Because the investment objectives and policies of the BIT Multi-Sector Mortgage Securities Portfolio III and PNC Multi-Sector Mortgage Securities Portfolio III are the same, the investment risks of those two portfolios are believed to be the same. Both the BIT Multi-Sector Mortgage Securities Portfolio III and the PNC Multi-Sector Mortgage Portfolio III may invest up to 25% of their respective assets in non-investment grade securities.

     Although the money market portfolios offered by Compass and PNC seek to maintain a stable net asset value of $1.00 per share, there is no assurance they will be able to do so. The per share price of the other portfolios will fluctuate with changes in value of the investments held by each portfolio. Certain portfolios may seek to achieve their investment objectives through investments in securities of foreign issuers that involve risks not typically associated with U.S. issuers; stocks of small capitalization companies that have limited product lines, markets and financial resources; debt instruments with the lowest or below investment grade rating which are speculative; mortgage-backed and asset-backed securities and other derivative instruments; illiquid instruments; interest rate swaps, floors and caps; and certain options, futures and foreign currency strategies. For further discussion of the risk factors involved in foreign investments, see the sections entitled "International Equity Portfolio -- Special Risk Considerations" and "International Fixed Income Portfolio -- Special Risk Considerations," respectively, in the PNC International Equity Portfolio and PNC International Fixed Income Portfolio prospectuses. Some of the PNC and BIT fixed-income portfolios have historically had higher turnover rates, resulting in higher portfolio costs, and may engage in leveraging techniques (including, but not limited to, the use of reverse repurchase agreements) that can cause their net asset values to rise or fall faster than they otherwise would. Reverse repurchase agreements involve the risk that the market value of the securities sold by a portfolio may decline below the price of the securities the portfolio is obligated to purchase. The policy of the Compass and PNC state tax-free portfolios to invest primarily in municipal obligations of a particular state, and the non-diversified status of each Compass and PNC state tax-free portfolio, and the BIT Multi-Sector Mortgage Securities Portfolio III (and its corresponding PNC Portfolio), present additional risks as stated in their current prospectuses. Generally, the market value of debt securities will vary inversely to changes in prevailing interest rates. There is no assurance that any portfolio will achieve its investment objective.

               INFORMATION RELATING TO THE PROPOSED TRANSACTIONS

     The terms and conditions of the Compass Transaction are set forth in the Compass Agreement. The terms and conditions of the BIT Transaction are set forth in the BIT Agreement. Significant provisions of these Agreements are summarized below; however, this summary is qualified in its entirety by reference to the Compass Agreement and BIT Agreement, copies of which are attached as Appendices I and II, respectively, to this Combined Proxy Statement/Prospectus.

     DESCRIPTION OF THE COMPASS AND BIT AGREEMENTS. The Compass Agreement provides that at the Effective Time of the Compass Transaction, the assets and liabilities of the Compass Portfolios will be transferred to corresponding PNC Portfolios in exchange for full and fractional Service Shares of the PNC Portfolios as shown in the following table.

            COMPASS PORTFOLIO                     CORRESPONDING PNC PORTFOLIO
-------------------------------------------------------------------------------------
Municipal Money Fund                      Municipal Money Market Portfolio
New Jersey Municipal Money Fund           New Jersey Municipal Money Market Portfolio
Pennsylvania Municipal Money Fund         Pennsylvania Municipal Money Market
                                          Portfolio
Cash Reserve Fund                         Money Market Portfolio
U.S. Treasury Fund                        Government Money Market Portfolio
Municipal Bond Fund                       Tax-Free Income Portfolio
New Jersey Municipal Bond Fund            New Jersey Tax-Free Income Portfolio
Pennsylvania Municipal Bond Fund          Pennsylvania Tax-Free Income Portfolio
Equity Income Fund                        Value Equity Portfolio
Growth Fund                               Growth Equity Portfolio
Small Company Fund                        Small Cap Growth Equity Portfolio
International Equity Fund                 International Equity Portfolio
Balanced Fund                             Balanced Portfolio
Short/Intermediate Fund                   Short-Term Bond Portfolio
Fixed Income Fund                         Core Fixed Income Portfolio
International Fixed Income Fund           International Fixed Income Portfolio

     The BIT Agreement provides that at the Effective Time of the BIT Transaction the assets and liabilities of the BIT Portfolios will be transferred to corresponding PNC Portfolios in exchange for full and fractional Institutional Shares of the PNC Portfolio as shown in the following table.

              BIT PORTFOLIO                       CORRESPONDING PNC PORTFOLIO
-------------------------------------------------------------------------------------
Short Duration Portfolio                  Short-Term Bond Portfolio
Core Fixed Income Portfolio               Core Fixed Income Portfolio
Multi-Sector Mortgage Securities          Multi-Sector Mortgage Securities Portfolio
  Portfolio III                           III

     The shares issued by PNC in the Compass Transaction will have an aggregate net asset value equal to the aggregate net asset value of the shares of the respective Compass Portfolios that are outstanding immediately before the Effective Time of the Compass Transaction. Similarly, the shares issued by PNC in the BIT Transaction will have an aggregate net asset value equal to the aggregate net asset value of the shares of the respective BIT Portfolios that are outstanding immediately before the Effective Time of the BIT Transaction.

     After the transfer of their assets and liabilities in exchange for PNC Portfolio shares, the respective Compass Portfolios and BIT Portfolios will distribute the shares of PNC Portfolios to their shareholders in liquidation of Compass and BIT and the Compass and BIT Portfolios. Each shareholder owning shares of a particular Compass Portfolio or BIT Portfolio at the Effective Time of the respective Transactions will receive an aggregate amount of shares of the PNC Portfolio designated in the foregoing table of equal value, plus the right to receive any unpaid dividends or distributions that were declared on the Compass Portfolio or BIT Portfolio shares owned by the shareholder before the Effective Time of the particular Transaction, provided such shareholder is also the shareholder of record for purposes of such dividend or distribution. PNC will establish an account for each former shareholder of the Compass Portfolios and BIT Portfolios reflecting the appropriate number of PNC Portfolio shares distributed to the shareholder. These accounts will be identical to the accounts currently maintained by Compass and BIT for their shareholders. For economy and convenience, shareholders will not receive share certificates for shares of the PNC Portfolios unless requested.

     Upon completion of the respective Transactions, all outstanding shares of the Compass Portfolios and BIT Portfolios will be cancelled, and Compass and BIT will each be deregistered as an investment company under the 1940 Act and will be dissolved under state law. The stock transfer books of Compass and BIT will be closed as of the close of business immediately preceding the Effective Times of the respective Transactions. Redemption requests received thereafter will be deemed to be redemption requests for shares of the PNC Portfolios distributed to the shareholders of the Compass Portfolios and BIT Portfolios. If any shares of the Compass Portfolios or BIT Portfolios are represented by a share certificate, the certificate must be surrendered to PNC's transfer agent for cancellation before the PNC Portfolio shares issued to a shareholder in the Transactions may be redeemed.

     Both the Compass Transaction and the BIT Transaction are subject to a number of conditions including, in the case of the Compass Transaction, approval of the Compass Agreement and the interim advisory and sub-advisory agreements described in this Combined Proxy Statement/Prospectus by Compass shareholders and, in the case of the BIT Transaction, approval of the BIT Agreement by BIT shareholders; the receipt of certain legal opinions described in Sections 9 and 10 of the Compass and BIT Agreements (which include an opinion of counsel that PNC shares issued in the respective Transactions will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Agreements and other matters; the parties' performance in all material respects of their respective agreements and undertakings in the Agreements; and, in the case of the Compass Transaction, the consummation of the Midlantic/PNC Bank Merger.

     Assuming satisfaction of the conditions in the Compass Agreement, the Effective Time of the Compass Transaction as to each Compass Portfolio will be January 15, 1996 or such other date or dates as are agreed to by PNC and Compass. The Compass Agreement provides, however, that if the difference between the per share net asset values of a Compass Portfolio that is a money market fund and its corresponding PNC Portfolio equals or exceeds $.0025 at the close of business on the day preceding the time at which the Compass Transaction is to be effective, as computed by using the market values of such portfolios' assets, the Board of Trustees of either Compass or PNC may postpone the Effective Time of the Compass Transaction with respect to such portfolios until such time as the per share difference is less than $.0025. Assuming satisfaction of the conditions in the BIT Agreement, the Effective Time of the BIT Transaction as to each BIT Portfolio will be on January 15, 1996 or such other date or dates as are agreed to by the parties to that agreement.

     The Compass Agreement provides that, to the extent not borne by their respective investment advisers, Compass and PNC will each pay or otherwise provide for the payment of its own expenses incurred in connection with the Compass Transaction. Compass and PNC estimate that their expenses (which include the fees and disbursements of attorneys and auditors, proxy printing and solicitation expenses and any Federal or state stock transfer taxes) will be approximately $700,000. Similarly, the BIT Agreement provides that BIT and PNC will each pay or otherwise provide for the payment of its own expenses incurred in connection with the BIT Transaction. BIT and PNC estimate that their expenses (which include the fees and disbursements of attorneys and auditors, proxy printing and solicitation expenses and any Federal or state stock transfer taxes) will be approximately $75,000. PNC will also bear all share registration expenses arising in connection with each Transaction.

     Each Transaction may be abandoned at any time prior to its Effective Time upon the concurring votes of a majority of the entire governing Boards of the parties to that Transaction. The Compass Agreement and BIT Agreement each provide further that at any time before or (to the fullest extent permitted by law) after approval of the Compass Agreement or BIT Agreement by the shareholders of Compass or BIT, respectively, (a) the parties may, by written agreement authorized by their respective governing Boards and with or without the approval of their shareholders, amend any of the provisions of the Compass Agreement or BIT Agreement, respectively, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the governing Board of the waiving party with or without the approval of the party's shareholders).

     COMPASS BOARD CONSIDERATIONS. In connection with its approval of the Compass Agreement, the Board of Trustees of Compass considered the pending merger between Midlantic Corporation and PNC Bank Corp. Consummation of the Midlantic/PNC Bank Merger will result in the automatic termination of the existing investment advisory agreement between Compass and Midlantic and the existing sub-advisory agreements between Midlantic and the sub-advisers of the Compass Portfolios pursuant to the provisions of those agreements. Midlantic has recommended that the assets of the Compass Portfolios be sold to the PNC Portfolios as described in this Combined Proxy Statement/Prospectus, and that Compass enter into interim advisory and sub-advisory agreements pending such sale as described below under "Interim Compass Advisory and Sub-Advisory Agreements."

     The Compass Board of Trustees has considered the recommendation of Midlantic, and the potential effect of the Midlantic/PNC Bank Merger on the operations of Compass. During its deliberations, the Compass Board of Trustees (with the advice and assistance of its counsel) considered, among other things:
(1) the investment objectives, policies and limitations of the PNC Portfolios, including their relative compatibility with the Compass Portfolios; (2) the additional risks of investing in certain of the PNC Portfolios, and the means by which these risks would be disclosed to Compass shareholders; (3) the capabilities and investment practices of PNC's investment adviser, sub-advisers and other service contractors; (4) the management fees paid by the PNC Portfolios and their historical and projected expense ratios as compared to the Compass Portfolios; (5) the portfolio and other efficiencies that may result from the Compass Transaction; (6) the investment performance of the Compass Portfolios and the existing PNC Portfolios both on an aggregate and individual basis; (7) the terms and conditions of the Compass Transaction, including provisions intended to avoid dilution of the interests of Compass and PNC shareholders; (8) the costs of the Compass Transaction, including the portion of such costs to be borne by the Compass shareholders; (9) the anticipated tax consequences of the Compass Transaction; (10) the structure of PNC's share classes; (11) the shareholder services offered by PNC in connection with its Service Shares; (12) the qualifications and duties of PNC Bank, National Association ("PNC Bank"), as the custodian of the PNC Portfolios; and (13) the appointment of Morgan Grenfell as sub-adviser to the PNC International Fixed Income Portfolio. In connection with the Compass Transaction, PNC National Bank has agreed to indemnify Compass and its trustees against damages relating to or arising out of potential claims by Compass's administrator, SEI Financial Management Corporation, with respect to the Management and Administration Agreement between Compass and SEI Financial Management Corporation.

     Based on the considerations described above, the Compass Board of Trustees unanimously approved the Compass Agreement, as well as the interim investment advisory and sub-advisory agreements described under "Interim Compass Advisory and Sub-Advisory Agreements," at a meeting held on October 3, 1995.

     BIT BOARD CONSIDERATIONS. In connection with its approval of the BIT Agreement, the Board of Directors of BIT noted that both BIT and PNC currently receive investment advisory (or sub-advisory), administration, distribution, custody and transfer agency services from the same companies. The Board also noted that the total assets of PNC's investment portfolios were significantly greater than the total assets of BIT's investment portfolios. The Board believed that portfolio and other efficiencies might be achieved by combining BIT with PNC.

     During its deliberations, the BIT Board of Directors (with the advice and assistance of its counsel) also considered, among other things: (1) the investment objectives, policies and limitations of the PNC Portfolios, including their relative compatibility with the BIT Portfolios; (2) the management fees paid by the PNC Portfolios and their historical and projected expense ratios as compared to the BIT Portfolios; (3) the terms and conditions of the BIT Transaction, including provisions intended to avoid dilution of the interests of BIT and PNC shareholders; (4) the anticipated tax consequences of the BIT Transaction; and (5) the structure of PNC's share classes.

     Based on the considerations described above, the BIT Board of Directors approved the BIT Agreement at a meeting held on September 28, 1995.

     PNC BOARD CONSIDERATIONS. The PNC Board of Trustees unanimously approved the Compass Agreement and BIT Agreement at a meeting held on September 29, 1995. In approving the Agreements, the

PNC Board of Trustees considered, in particular, the pending Midlantic/PNC Bank Merger, the potential portfolio and other efficiencies that can result from greater asset size, the terms of the respective Agreements, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the respective Transactions.

     CAPITALIZATION. Thirteen of the Compass Portfolios are similar to PNC Portfolios and/or BIT Portfolios that have commenced investment operations. In addition, two of the BIT Portfolios are similar to currently operating PNC Portfolios and/or Compass Portfolios. The following table sets forth as of September 29, 1995, (i) the capitalization of each of these thirteen Compass Portfolios; (ii) the capitalization of each of the two BIT Portfolios; (iii) the capitalization of each of the corresponding PNC Portfolios; and (iv) the pro forma capitalization of each PNC Portfolio as adjusted to give effect to the respective Compass and BIT Transactions. If consummated, the capitalization of each portfolio is likely to be different at the Effective Times of the respective Transactions as a result of daily share purchase and redemption activity in the portfolios as well as the effects of the portfolios' operations. Because the Compass New Jersey Municipal Money, New Jersey Municipal Bond and International Fixed Income Funds and the BIT Multi-Sector Mortgage Securities Portfolio III are to be acquired by PNC Portfolios that currently have nominal assets and liabilities, information on the capitalization of these four portfolios is not presented.

                         PRO FORMA CAPITALIZATION TABLE

                                                                                        NET ASSET
                                                          TOTAL            SHARES       VALUE PER
                                                       NET ASSETS*      OUTSTANDING*      SHARE*
                                                      --------------    ------------    ----------
MONEY MARKET PORTFOLIOS
A.   PNC Money Market Portfolio.....................  $1,194,015,051    1,194,038,553   $     1.00
     Compass Cash Reserve Fund......................  $  535,684,644     535,794,389    $     1.00
     Pro Forma Combined.............................  $1,729,699,695    1,729,832,942   $     1.00
B.   PNC Government Money Market Portfolio..........  $  550,958,502     550,949,434    $     1.00
     Compass U.S. Treasury Fund.....................  $  529,798,012     529,792,661    $     1.00
     Pro Forma Combined.............................  $1,080,756,514    1,080,742,095   $     1.00
C.   PNC Municipal Money Market Portfolio...........  $  265,629,380     265,659,375    $     1.00
     Compass Municipal Money Fund...................  $   32,973,046      32,998,204    $     1.00
     Pro Forma Combined.............................  $  298,602,426     298,657,579    $     1.00
D.   PNC Pennsylvania Municipal Money Market
     Portfolio......................................  $  147,739,396     147,740,008    $     1.00
     Compass Pennsylvania Municipal Money Fund......  $   42,374,999      42,375,414    $     1.00
     Pro Forma Combined.............................  $  190,114,395     190,115,422    $     1.00
BOND FUNDS
E.   PNC Tax-Free Income Portfolio..................  $    4,712,677         444,256    $    10.61
     Compass Municipal Bond Fund....................  $   28,788,349       2,721,976    $    10.58
     Pro Forma Combined.............................  $   33,501,026       3,157,578    $    10.61
F.   PNC Pennsylvania Tax-Free Income Portfolio.....  $   13,374,359       1,295,217    $    10.33
     Compass Pennsylvania Municipal Bond Fund.......  $   17,237,893       1,741,406    $     9.90
     Pro Forma Combined.............................  $   30,612,252       2,963,938    $    10.33

                                                                                        NET ASSET
                                                          TOTAL            SHARES       VALUE PER
                                                       NET ASSETS*      OUTSTANDING*      SHARE*
                                                      --------------    ------------    ----------
G.   PNC Short-Term Bond Portfolio..................  $    6,579,129         677,806    $     9.71
     Compass Short/Intermediate Fund................  $  192,085,466      18,656,236    $    10.30
     Pro Forma PNC Short-Term Bond Portfolio and
     Compass Short/Intermediate Fund Only...........  $  198,664,595      20,460,037    $     9.71
     PNC Short-Term Bond Portfolio
     (Institutional)................................  $    8,561,095         882,003    $     9.71
     BIT Short Duration Portfolio...................  $   44,108,945       4,478,177    $     9.85
     Pro Forma PNC Short-Term Bond (Institutional)
     and BIT Short Duration Portfolio Only..........  $   52,670,040       5,347,324    $     9.85+
     Pro Forma Combined -- All Portfolios (Service
     and Institutional).............................  $  251,334,635      25,516,318    $9.85/9.85+
H.   PNC Core Fixed Income Portfolio................  $            0               0    $        0
     Compass Fixed Income Fund......................  $  250,228,116      23,709,190    $    10.55
     BIT Core Fixed Income Portfolio................  $   37,065,353       3,749,768    $     9.88
     PNC Core Fixed Income Portfolio and Compass
     Fixed Income Fund Only.........................  $  250,228,116      25,326,732    $     9.88
     PNC Core Fixed Income Portfolio (Institutional)
     and BIT Core Fixed Income Portfolio Only.......  $   37,065,353       3,749,768    $     9.88**
     Pro Forma Combined -- All Portfolios (Service
     and Institutional).............................  $  287,293,469      29,076,500    $9.88/9.88***
EQUITY FUNDS
I.   PNC Value Equity Portfolio.....................  $  170,776,782      12,268,712    $    13.92
     Compass Equity Income Fund.....................  $  346,839,053      24,448,284    $    14.19
     Pro Forma Combined.............................  $  517,615,835      37,185,311    $    13.92
J.   PNC Growth Equity Portfolio....................  $   76,959,735       5,912,548    $    13.02
     Compass Growth Fund............................  $  163,044,388      12,385,019    $    13.16
     Pro Forma Combined.............................  $  240,004,123      18,435,158    $    13.02
K.   PNC Small Cap Growth Equity Portfolio..........  $   62,618,323       4,167,776    $    15.02
     Compass Small Company Fund.....................  $   27,804,714       2,165,765    $    12.84
     Pro Forma Combined.............................  $   90,423,037       6,018,955    $    15.02
L.   PNC International Equity Portfolio.............  $  106,084,639       8,011,213    $    13.24
     Compass International Equity Fund..............  $   46,703,366       3,457,183    $    13.51
     Pro Forma Combined.............................  $  152,788,005      11,538,658    $    13.24
BALANCED FUND
M.   PNC Balanced Portfolio.........................  $   85,706,926       6,245,535    $    13.72
     Compass Balanced Fund..........................  $   33,066,469       2,928,819    $    11.29
     Pro Forma Combined.............................  $  118,773,395       8,655,628    $    13.72

---------------

+   Net asset value per BIT Share.

* Except as noted, the figures for the PNC Portfolios are for the Service Share Class.

**  Net asset value per PNC Institutional Share.

*** Net asset value per PNC Service Share and Institutional Share, respectively.

     FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Compass Transaction and BIT Transaction is subject to the condition that the respective parties receive an opinion from Drinker Biddle & Reath to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of each Compass Portfolio and BIT Portfolio (referred to below as a "Liquidating Portfolio") to its corresponding PNC Portfolio in exchange for shares of the PNC Portfolio and the distribution of these PNC shares to shareholders of the Liquidating Portfolio, as described in the Compass Agreement and BIT Agreement, will constitute a tax-free transaction under Section 368(a)(1)(C), Section 368(a)(1)(D) or Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; (ii) no gain or loss will be recognized by the Liquidating Portfolios as a result of these transactions; (iii) no gain or loss will be recognized by the PNC Portfolios as a result of the transactions; (iv) no gain or loss will be recognized by the shareholders of each Liquidating Portfolio on the distribution to them of shares of the corresponding PNC Portfolios in exchange for their shares of the Liquidating Portfolios; (v) the aggregate basis of PNC Portfolio shares received by a shareholder of a Liquidating Portfolio will be the same as the aggregate basis of the shareholder's Liquidating Portfolio shares immediately before the Compass Transaction or BIT Transaction, as applicable;
(vi) the basis to each PNC Portfolio of the assets of the corresponding Liquidating Portfolio received pursuant to these transactions will be the same as the basis of the assets in the hands of the Liquidating Portfolio immediately before the transactions; (vii) a shareholder's holding period for PNC Portfolio shares will be determined by including the period for which the shareholder held the Liquidating Portfolio shares exchanged therefor, provided the shareholder held the Liquidating Portfolio shares as a capital asset; and (vii) each PNC Portfolio's holding period with respect to the assets received in the Compass Transaction and BIT Transaction will include the period for which the assets were held by the corresponding Liquidating Portfolio.

     PNC, Compass and BIT have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income tax consequences.

     INTERIM COMPASS ADVISORY AND SUB-ADVISORY AGREEMENTS. The Compass Agreement provides that the Compass Transaction will occur contemporaneously with, or after, the consummation of the Midlantic/PNC Bank Merger. Because the Midlantic/PNC Bank Merger will result in a change in control of Midlantic, each of the existing investment advisory and sub-advisory agreements for the Compass Portfolios will, by its terms, automatically terminate on the date the Midlantic/PNC Bank Merger occurs. The Compass Agreement provides, therefore, that if the Midlantic/PNC Bank Merger and the Compass Transaction do not occur contemporaneously, subject to approval of the Compass Agreement by its shareholders, each Compass Portfolio will enter into an interim investment advisory agreement with affiliates of PNC Bank Corp. and (for certain Compass Portfolios) a sub-advisory agreement for the period between the date of the Midlantic/PNC Bank Merger and the Effective Time of the Compass Transaction. The investment advisory and sub-advisory fee rates stated in the interim agreements will be the same, and the other provisions of the interim agreements will be substantially the same, as those in the existing investment advisory and sub-advisory agreements for the Compass Portfolios. See "Interim Compass Advisory and Sub-Advisory Agreements" below.

                   EXPENSE SUMMARIES OF PNC, COMPASS AND BIT

     The following tables (a) compare the fees and expenses of the respective Compass Portfolios, BIT Portfolios and corresponding PNC Portfolios for their most recent fiscal years (restated in the case of the Compass Portfolios to show estimated expenses for the current year) and (b) show estimated fees and expenses on a pro forma basis giving effect to the respective Compass and BIT Transactions. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in the Portfolios bear as shareholders. These expenses include investment advisory fees and other operating expenses such as, in the case of the PNC Portfolios, administration fees payable to PFPC Inc. ("PFPC"), Provident Distributors, Inc. ("PDI") and Compass Capital Group, Inc. ("CCGI"). The tables do not reflect any charges that may be imposed by Midlantic Bank, N.A., PNC Bank, National Association or their affiliates or other institutions directly on their customer accounts in connection with investments in the Portfolios.

                          COMPASS MUNICIPAL MONEY FUND

             PNC MUNICIPAL MONEY MARKET PORTFOLIO -- SERVICE SHARES

                                                                           PNC
                                                         COMPASS        MUNICIPAL
                                                        MUNICIPAL      MONEY MARKET     POST-CLOSING
                                                        MONEY FUND      PORTFOLIO        PRO-FORMA
                                                        ----------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Imposed Purchases
  (as a percentage of offering price).................     None            None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price).................     None            None             None
Deferred Sales Load
  (as a percentage of redemption proceeds)............     None            None             None
Redemption Fees.......................................     None(1)         None             None
Exchange Fees.........................................     None            None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(2):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(3)......................................     0.40%           0.06%            0.06%
Other Operating Expenses(4)...........................     0.29%           0.52%            0.52%
                                                           ----            ----             ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(5)...................................     0.69%           0.58%            0.58%
                                                           ====            ====             ====

---------------
(1) The Compass Municipal Money Fund imposes a $7 charge for wiring redemption proceeds.

(2) The investment adviser and other service providers for the PNC Municipal Money Market Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(3) Advisory fees (before waivers) are .40% for the Compass Municipal Money Fund. The PNC Municipal Money Market Portfolio and pro forma advisory fees (before waivers) are .45% of the first $1 billion of the average daily net assets of the Portfolio, plus .40% of the next $1 billion of the Portfolio's average daily net assets, plus .375% of the next $1 billion of the Portfolio's average daily net assets, plus .35% of the Portfolio's average daily net assets in excess of $3 billion. PAMG as the investment adviser of the PNC Municipal Money Market Portfolio will be entitled to retain a portion of this fee equal to the annual rate of .05% of the Portfolio's average daily net assets, and the Portfolio's sub-adviser will be entitled to the remainder of the fee. The sub-advisory fee is paid by PAMG and has no effect on the advisory fees paid by the Portfolio.

(4) Other expenses (before waivers and reimbursements) would be .29%, .56% and .59%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .15% of the first $500 million of the Portfolio's average daily net assets, .13% of the next $500 million of the Portfolio's average daily net assets, .11% of the next $1 billion of the Portfolio's average daily net assets and .10% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and
    (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(5) Total Fund Operating Expenses (before waivers and reimbursements) would be 0.69%, 1.01% and 1.04%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                           PNC
                                                         COMPASS        MUNICIPAL
                                                        MUNICIPAL      MONEY MARKET     POST-CLOSING
                                                        MONEY FUND      PORTFOLIO        PRO-FORMA
                                                        ----------     ------------     ------------
1 year................................................     $  7            $  6             $  6
3 years...............................................       22              19               19
5 years...............................................       38              32               32
10 years..............................................       86              73               73

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                    COMPASS NEW JERSEY MUNICIPAL MONEY FUND

       PNC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO -- SERVICE SHARES

                                                                           PNC
                                                         COMPASS        NEW JERSEY
                                                        NEW JERSEY      MUNICIPAL
                                                        MUNICIPAL      MONEY MARKET     POST-CLOSING
                                                        MONEY FUND      PORTFOLIO*       PRO-FORMA
                                                        ----------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).................     None            None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price).................     None            None             None
Deferred Sales Load
  (as a percentage of redemption proceeds)............     None            None             None
Redemption Fees.......................................     None(1)         None             None
Exchange Fees.........................................     None            None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(2):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(3)......................................     0.40%           0.06%            0.06%
Other Operating Expenses(4)...........................     0.29%           0.52%            0.52%
                                                           ----            ----             ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(5)...................................     0.69%           0.58%            0.58%
                                                           ====            ====             ====

---------------
 * The PNC New Jersey Municipal Money Market Portfolio is a new investment portfolio that has nominal assets and liabilities and is expected to commence investment operations upon completion of the Compass Transaction.

(1) The Compass New Jersey Municipal Money Fund imposes a $7 charge for wiring redemption proceeds.

(2) The investment adviser and other service providers for the PNC New Jersey Municipal Money Market Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(3) Advisory fees (before waivers) are .40% for the Compass New Jersey Municipal Money Fund. The PNC New Jersey Municipal Money Market Portfolio and pro forma advisory fees (before waivers) are .45% of the first $1 billion of the average daily net assets of the Portfolio, plus .40% of the next $1 billion of the Portfolio's average daily net assets, plus .375% of the next $1 billion of the Portfolio's average daily net assets, plus .35% of the Portfolio's average daily net assets in excess of $3 billion. PAMG as the investment adviser of the PNC New Jersey Municipal Money Market Portfolio will be entitled to retain a portion of this fee equal to the annual rate of .05% of the Portfolio's average daily net assets, and the Portfolio's sub-adviser will be entitled to the remainder of the fee. The sub-advisory fee is paid by PAMG and has no effect on the advisory fees paid by the Portfolio.

(4) Other expenses (before waivers and reimbursements) would be .29%, .59% and .59%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .15% of the first $500 million of the Portfolio's average daily net assets, .13% of the next $500 million of the Portfolio's average daily net assets, .11% of the next $1 billion of the Portfolio's average daily net assets and .10% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(5) Total Fund Operating Expenses (before waivers and reimbursements) would be 0.69%, 1.04% and 1.04%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                           PNC
                                                         COMPASS        NEW JERSEY
                                                        NEW JERSEY      MUNICIPAL
                                                        MUNICIPAL      MONEY MARKET     POST-CLOSING
                                                        MONEY FUND      PORTFOLIO*       PRO-FORMA
                                                        ----------     ------------     ------------
1 year................................................     $  7            $  6             $  6
3 years...............................................       22              19               19
5 years...............................................       38              32               32
10 years..............................................       86              73               73

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE MORE OR LESS THAN THE ASSUMED AMOUNT.

 *   See first footnote above.

                   COMPASS PENNSYLVANIA MUNICIPAL MONEY FUND

      PNC PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO -- SERVICE SHARES

                                                                             PNC
                                                          COMPASS        PENNSYLVANIA
                                                        PENNSYLVANIA      MUNICIPAL
                                                         MUNICIPAL       MONEY MARKET     POST-CLOSING
                                                         MONEY FUND       PORTFOLIO        PRO-FORMA
                                                        ------------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).................      None             None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price).................      None             None             None
Deferred Sales Load
  (as a percentage of redemption proceeds)............      None             None             None
Redemption Fees.......................................      None(1)          None             None
Exchange Fees.........................................      None             None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(2):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(3)......................................      0.40%            0.06%            0.06%
Other Operating Expenses(4)...........................      0.29%            0.52%            0.52%
                                                            ----             ----             ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(5)...................................      0.69%            0.58%            0.58%
                                                            ====             ====             ====

---------------
(1) The Compass Pennsylvania Municipal Money Fund imposes a $7 charge for wiring redemption proceeds.

(2) The investment adviser and other service providers for the PNC Pennsylvania Municipal Money Market Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(3) Advisory fees (before waivers) are .40% for the Compass Pennsylvania Municipal Money Fund. The PNC Pennsylvania Municipal Money Market Portfolio and pro forma advisory fees (before waivers) are .45% of the first $1 billion of the average daily net assets of the Portfolio, plus .40% of the next $1 billion of the Portfolio's average daily net assets, plus .375% of the next $1 billion of the Portfolio's average daily net assets, plus .35% of the Portfolio's average daily net assets in excess of $3 billion. PAMG as the investment adviser of the PNC Pennsylvania Municipal Money Market Portfolio will be entitled to retain a portion of this fee equal to the annual rate of .05% of the Portfolio's average daily net assets, and the Portfolio's sub-adviser will be entitled to the remainder of the fee. The sub-advisory fee is paid by PAMG and has no effect on the advisory fees paid by the Portfolio.

(4) Other expenses (before waivers and reimbursements) would be .29%, .55% and .59%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .15% of the first $500 million of the Portfolio's average daily net assets, .13% of the next $500 million of the Portfolio's average daily net assets, .11% of the next $1 billion of the Portfolio's average daily net assets and .10% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and
    (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(5) Total Fund Operating Expenses (before waivers and reimbursements) would be 0.69%, 1.00% and 1.04%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                             PNC
                                                          COMPASS        PENNSYLVANIA
                                                        PENNSYLVANIA      MUNICIPAL
                                                         MUNICIPAL       MONEY MARKET     POST-CLOSING
                                                         MONEY FUND       PORTFOLIO        PRO-FORMA
                                                        ------------     ------------     ------------
1 year................................................      $  7             $  6             $  6
3 years...............................................        22               19               19
5 years...............................................        38               32               32
10 years..............................................        86               73               73

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                           COMPASS CASH RESERVE FUND

                  PNC MONEY MARKET PORTFOLIO -- SERVICE SHARES

                                                         COMPASS            PNC
                                                       CASH RESERVE     MONEY MARKET     POST-CLOSING
                                                           FUND          PORTFOLIO        PRO-FORMA
                                                       ------------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)................      None             None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)................      None             None             None
Deferred Sales Load
  (as a percentage of redemption proceeds)...........      None             None             None
Redemption Fees......................................      None(1)          None             None
Exchange Fees........................................      None             None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(2):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(3).....................................      0.35%            0.06%            0.06%
Other Operating Expenses(4)..........................      0.24%            0.52%            0.52%
                                                           ----             ----             ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(5)..................................      0.59%            0.58%            0.58%
                                                           ====             ====             ====

---------------
(1) The Compass Cash Reserve Fund imposes a $7 charge for wiring redemption proceeds.

(2) The investment adviser and other service providers for the PNC Money Market Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(3) Advisory fees (before waivers) are .35% for the Compass Cash Reserve Fund. The PNC Money Market Portfolio and pro forma advisory fees (before waivers) are .45% of the first $1 billion of the average daily net assets of the Portfolio, plus .40% of the next $1 billion of the Portfolio's average daily net assets, plus .375% of the next $1 billion of the Portfolio's average daily net assets, plus .35% of the Portfolio's average daily net assets in excess of $3 billion. PAMG as the investment adviser of the PNC Money Market Portfolio will be entitled to retain a portion of this fee equal to the annual rate of .05% of the Portfolio's average daily net assets, and the Portfolio's sub-adviser will be entitled to the remainder of the fee. The sub-advisory fee is paid by PAMG and has no effect on the advisory fees paid by the Portfolio.

(4) Other expenses (before waivers and reimbursements) would be .24%, .53% and .56%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .15% of the first $500 million of the Portfolio's average daily net assets, .13% of the next $500 million of the Portfolio's average daily net assets, .11% of the next $1 billion of the Portfolio's average daily net assets and .10% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and
    (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(5) Total Fund Operating Expenses (before waivers and reimbursements) would be 0.59%, 0.97% and 1.00%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                         COMPASS            PNC
                                                       CASH RESERVE     MONEY MARKET     POST-CLOSING
                                                           FUND          PORTFOLIO        PRO-FORMA
                                                       ------------     ------------     ------------
1 year...............................................      $  6             $  6             $  6
3 years..............................................        19               19               19
5 years..............................................        33               32               32
10 years.............................................        74               73               73

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                           COMPASS U.S. TREASURY FUND

            PNC GOVERNMENT MONEY MARKET PORTFOLIO -- SERVICE SHARES

                                                                             PNC
                                                          COMPASS         GOVERNMENT
                                                       U.S. TREASURY     MONEY MARKET     POST-CLOSING
                                                           FUND           PORTFOLIO        PRO-FORMA
                                                       -------------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)................       None             None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)................       None             None             None
Deferred Sales Load
  (as a percentage of redemption proceeds)...........       None             None             None
Redemption Fees......................................       None(1)          None             None
Exchange Fees........................................       None             None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(2):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(3).....................................       0.35%            0.06%            0.06%
Other Operating Expenses(4)..........................       0.24%            0.52%            0.52%
                                                            ----             ----             ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(5)..................................       0.59%            0.58%            0.58%
                                                            ====             ====             ====

---------------
(1) The Compass U.S. Treasury Fund imposes a $7 charge for wiring redemption proceeds.

(2) The investment adviser and other service providers for the PNC Government Money Market Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(3) Advisory fees (before waivers) are .35% for the Compass U.S. Treasury Fund. The PNC Government Money Market Portfolio and pro forma advisory fees (before waivers) are .45% of the first $1 billion of the average daily net assets of the Portfolio, plus .40% of the next $1 billion of the Portfolio's average daily net assets, plus .375% of the next $1 billion of the Portfolio's average daily net assets, plus .35% of the Portfolio's average daily net assets in excess of $3 billion. PAMG as the investment adviser of the PNC Government Money Market Portfolio will be entitled to retain a portion of this fee equal to the annual rate of .05% of the Portfolio's average daily net assets, and the Portfolio's sub-adviser will be entitled to the remainder of the fee. The sub-advisory fee is paid by PAMG and has no effect on the advisory fees paid by the Portfolio.

(4) Other expenses (before waivers and reimbursements) would be .24%, .55% and .58%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .15% of the first $500 million of the Portfolio's average daily net assets, .13% of the next $500 million of the Portfolio's average daily net assets, .11% of the next $1 billion of the Portfolio's average daily net assets and .10% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and
    (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(5) Total Fund Operating Expenses (before waivers and reimbursements) would be 0.59%, 1.00% and 1.03%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                             PNC
                                                          COMPASS         GOVERNMENT
                                                       U.S. TREASURY     MONEY MARKET     POST-CLOSING
                                                           FUND           PORTFOLIO        PRO-FORMA
                                                       -------------     ------------     ------------
1 year...............................................       $ 6              $  6             $  6
3 years..............................................        19                19               19
5 years..............................................        33                32               32
10 years.............................................        74                73               73

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                          COMPASS MUNICIPAL BOND FUND

                PNC TAX-FREE INCOME PORTFOLIO -- SERVICE SHARES

                                                        COMPASS            PNC
                                                       MUNICIPAL         TAX-FREE         POST-CLOSING
                                                       BOND FUND     INCOME PORTFOLIO      PRO-FORMA
                                                       ---------     ----------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)................     4.00%(1)         None               None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)................     None             None               None
Deferred Sales Load
  (as a percentage of redemption proceeds)...........     None             None               None
Redemption Fees......................................     None(2)          None               None
Exchange Fees........................................     None             None               None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4).....................................     0.60%            0.00%              0.30%
Other Operating Expenses(5)..........................     0.33%            0.83%              0.55%
                                                          ----             ----               ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(6)..................................     0.93%            0.83%              0.85%
                                                          ====             ====               ====

---------------
(1) There is no sales charge on certain purchases of the Compass Municipal Bond Fund.

(2) The Compass Municipal Bond Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and other service providers for the PNC Tax-Free Income Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers) are .60% for the Compass Municipal Bond Fund. The PNC Tax-Free Income Portfolio and pro forma advisory fees (before waivers) are .50% of the first $1 billion of the average daily net assets of the Portfolio, plus .45% of the next $1 billion of the Portfolio's average daily net assets, plus .425% of the next $1 billion of the Portfolio's average daily net assets, plus .40% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers and reimbursements) would be 0.33%, 1.03% and 0.69%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and
    (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers and reimbursements) would be 0.93%, 1.53% and 1.19%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                        COMPASS            PNC
                                                       MUNICIPAL         TAX-FREE         POST-CLOSING
                                                       BOND FUND     INCOME PORTFOLIO      PRO-FORMA
                                                       ---------     ----------------     ------------
1 year...............................................    $  49             $  8               $  9
3 years..............................................       68               26                 27
5 years..............................................       89               46                 47
10 years.............................................      150              103                105

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                     COMPASS NEW JERSEY MUNICIPAL BOND FUND

           PNC NEW JERSEY TAX-FREE INCOME PORTFOLIO -- SERVICE SHARES

                                                        COMPASS             PNC
                                                       NEW JERSEY       NEW JERSEY
                                                       MUNICIPAL      TAX-FREE INCOME     POST-CLOSING
                                                       BOND FUND        PORTFOLIO*         PRO-FORMA
                                                       ----------     ---------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)................     4.00%(1)       None                 None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)................     None              None              None
Deferred Sales Load
  (as a percentage of redemption proceeds)...........     None              None              None
Redemption Fees......................................     None(2)           None              None
Exchange Fees........................................     None              None              None
ANNUAL FUND OPERATING EXPENSE AFTER WAIVERS AND
  REIMBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4).....................................     0.60%             0.30%             0.30%
Other Operating Expenses(5)..........................     0.28%             0.55%             0.55%
                                                          ----              ----              ----
TOTAL FUND OPERATING EXPENSES AFTER WAIVERS AND
  REIMBURSEMENTS(6)..................................     0.88%             0.85%             0.85%
                                                          ====              ====              ====

---------------
 * The PNC New Jersey Tax-Free Income Portfolio is a new investment portfolio with nominal assets and liabilities that is expected to commence investment operations upon completion of the Compass Transaction.

(1) There is no sales charge on certain purchases of the Compass New Jersey Municipal Bond Fund.

(2) The Compass New Jersey Municipal Bond Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and service providers for the PNC New Jersey Tax-Free Income Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers) are .60% for the Compass New Jersey Municipal Bond Fund. The PNC New Jersey Tax-Free Income Portfolio and pro forma advisory fees (before waivers) are .50% of the first $1 billion of the average daily net assets of the Portfolio, plus .45% of the next $1 billion of the Portfolio's average daily net assets, plus .425% of the next $1 billion of the Portfolio's average daily net assets, plus .40% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. The sub-advisory fee is paid by PNC's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers and reimbursements) would be .28%, .55% and .55%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC

    Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers) would be 0.88%, 1.05% and 1.05%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                        COMPASS             PNC
                                                       NEW JERSEY       NEW JERSEY
                                                       MUNICIPAL      TAX-FREE INCOME     POST-CLOSING
                                                       BOND FUND        PORTFOLIO*         PRO-FORMA
                                                       ----------     ---------------     ------------
1 year...............................................     $ 49              $ 9               $  9
3 years..............................................       67               27                 27
5 years..............................................       87               47                 47
10 years.............................................      144              105                105

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

 *   See first footnote above.

                    COMPASS PENNSYLVANIA MUNICIPAL BOND FUND

          PNC PENNSYLVANIA TAX-FREE INCOME PORTFOLIO -- SERVICE SHARES

                                                        COMPASS              PNC
                                                      PENNSYLVANIA      PENNSYLVANIA
                                                       MUNICIPAL       TAX-FREE INCOME     POST-CLOSING
                                                       BOND FUND          PORTFOLIO         PRO-FORMA
                                                      ------------     ---------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Purchases
  (as a percentage of offering price)...............      4.00%(1)           None              None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)...............      None               None              None
Deferred Sales Load
  (as a percentage of redemption proceeds)..........      None               None              None
Redemption Fees.....................................      None(2)            None              None
Exchange Fees.......................................      None               None              None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4)....................................      0.60%              0.28%             0.30%
Other Operating Expenses(5).........................      0.41%              0.55%             0.55%
                                                          ----               ----              ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(6).................................      1.01%              0.83%             0.85%
                                                          ====               ====              ====

---------------
(1) There is no sales charge on certain purchases of the Compass Pennsylvania Municipal Bond Fund.

(2) The Compass Pennsylvania Municipal Bond Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and service providers for the PNC Pennsylvania Tax-Free Income Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers) are .60% for the Compass Pennsylvania Municipal Bond Fund. The PNC Pennsylvania Tax-Free Income Portfolio and pro forma advisory fees (before waivers) are .50% of the first $1 billion of the average daily net assets of the Portfolio, plus .45% of the next $1 billion of the Portfolio's average daily net assets, plus .425% of the next $1 billion of the Portfolio's average daily net assets, plus .40% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers and reimbursements) would be .41%, .66% and .65%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers and reimbursements) would be 1.01%, 1.16% and 1.15%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                        COMPASS              PNC
                                                      PENNSYLVANIA      PENNSYLVANIA
                                                       MUNICIPAL       TAX-FREE INCOME     POST-CLOSING
                                                       BOND FUND          PORTFOLIO         PRO-FORMA
                                                      ------------     ---------------     ------------
1 year..............................................      $ 50              $   8              $  9
3 years.............................................        71                 26                27
5 years.............................................        94                 46                47
10 years............................................       159                103               105

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                           COMPASS EQUITY INCOME FUND

                  PNC VALUE EQUITY PORTFOLIO -- SERVICE SHARES

                                                           COMPASS           PNC
                                                           EQUITY        VALUE EQUITY     POST-CLOSING
                                                         INCOME FUND      PORTFOLIO        PRO-FORMA
                                                         -----------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)..................      4.50%(1)        None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)..................      None            None             None
Deferred Sales Load
  (as a percentage of redemption proceeds).............      None            None             None
Redemption Fees........................................      None(2)         None             None
Exchange Fees..........................................      None            None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4).......................................      0.70%           0.43%            0.50%
Other Operating Expenses(5)............................      0.25%           0.55%            0.55%
                                                             ----            ----             ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(6)....................................      0.95%           0.98%            1.05%
                                                             ====            ====             ====

---------------
(1) There is no sales charge on certain purchases of the Compass Equity Income Fund.

(2) The Compass Equity Income Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and service providers for the PNC Value Equity Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers and reimbursements) are .70% for the Compass Equity Income Fund. The PNC Value Equity Portfolio and pro forma advisory fees (before waivers) are .55% of the first $1 billion of the average daily net assets of the Portfolio, plus .50% of the next $1 billion of the Portfolio's average daily net assets, plus .475% of the next $1 billion of the Portfolio's average daily net assets, plus .45% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .40% of the Portfolio's first $1 billion of average daily net assets, .35% of its next $1 billion of average daily net assets, .325% of its next $1 billion of average daily net assets and .30% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers) would be .25%, .56% and .55%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers and reimbursements) would be 0.95%, 1.11% and 1.10%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                           COMPASS           PNC
                                                           EQUITY        VALUE EQUITY     POST-CLOSING
                                                         INCOME FUND      PORTFOLIO        PRO-FORMA
                                                         -----------     ------------     ------------
1 year.................................................     $  54            $ 10             $ 11
3 years................................................        74              31               33
5 years................................................        95              54               58
10 years...............................................       156             120              128

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                              COMPASS GROWTH FUND

                 PNC GROWTH EQUITY PORTFOLIO -- SERVICE SHARES

                                                                             PNC
                                                          COMPASS       GROWTH EQUITY     POST-CLOSING
                                                        GROWTH FUND       PORTFOLIO        PRO-FORMA
                                                        -----------     -------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Purchases
  (as a percentage of offering price).................      4.50%(1)         None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price).................      None             None             None
Deferred Sales Load
  (as a percentage of redemption proceeds)............      None             None             None
Redemption Fees.......................................      None(2)          None             None
Exchange Fees.........................................      None             None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4)......................................      0.70%            0.43%            0.50%
Other Operating Expenses(5)...........................      0.26%            0.55%            0.55%
                                                        -----------        ------           ------
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(6)...................................      0.96%            0.98%            1.05%
                                                        =========       ==========        =========

---------------
(1) There is no sales charge on certain purchases of the Compass Growth Fund.

(2) The Compass Growth Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and service providers for the PNC Growth Equity Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers) are .70% for the Compass Growth Fund. The PNC Growth Equity Portfolio and pro forma advisory fees (before waivers) are .55% of the first $1 billion of the average daily net assets of the Portfolio, plus .50% of the next $1 billion of the Portfolio's average daily net assets, plus .475% of the next $1 billion of the Portfolio's average daily net assets, plus .45% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .40% of the Portfolio's first $1 billion of average daily net assets, .35% of its next $1 billion of average daily net assets, .325% of its next $1 billion of average daily net assets and .30% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers and reimbursements) would be .26%, .59% and .62%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and
    (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers and reimbursements) would be 0.96%, 1.14% and 1.17%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                             PNC
                                                          COMPASS       GROWTH EQUITY     POST-CLOSING
                                                        GROWTH FUND       PORTFOLIO        PRO-FORMA
                                                        -----------     -------------     ------------
1 year................................................     $  54            $  10             $ 11
3 years...............................................        74               31               33
5 years...............................................        96               54               58
10 years..............................................       158              120              128

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                           COMPASS SMALL COMPANY FUND

            PNC SMALL CAP GROWTH EQUITY PORTFOLIO -- SERVICE SHARES

                                                                             PNC
                                                         COMPASS          SMALL CAP
                                                      SMALL COMPANY     GROWTH EQUITY     POST-CLOSING
                                                          FUND            PORTFOLIO        PRO-FORMA
                                                      -------------     -------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Purchases
  (as a percentage of offering price)...............       4.50%(1)          None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)...............       None              None             None
Deferred Sales Load
  (as a percentage of redemption proceeds)..........       None              None             None
Redemption Fees.....................................       None(2)           None             None
Exchange Fees.......................................       None              None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4)....................................       0.90%             0.48%            0.53%
Other Operating Expenses(5).........................       0.40%             0.58%            0.63%
                                                           ----              ----             ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(6).................................       1.30%             1.06%            1.16%
                                                           ====              ====             ====

---------------
(1) There is no sales charge on certain purchases of the Compass Small Company Fund.

(2) The Compass Small Company Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and service providers for the PNC Small Cap Growth Equity Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers) are .90% for the Compass Small Company Fund. The PNC Small Cap Growth Equity Portfolio and pro forma advisory fees (before waivers) are .55% of the first $1 billion of the average daily net assets of the Portfolio, plus .50% of the next $1 billion of the Portfolio's average daily net assets, plus .475% of the next $1 billion of the Portfolio's average daily net assets, plus .45% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .40% of the Portfolio's first $1 billion of average daily net assets, .35% of its next $1 billion of average daily net assets, .325% of its next $1 billion of average daily net assets and .30% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers and reimbursements) would be .40%, .58% and .63%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and
    (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers and reimbursements) would be 1.30%, 1.14% and 1.18%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                             PNC
                                                         COMPASS          SMALL CAP
                                                      SMALL COMPANY     GROWTH EQUITY     POST-CLOSING
                                                          FUND            PORTFOLIO        PRO-FORMA
                                                      -------------     -------------     ------------
1 year..............................................      $  58             $  11             $ 12
3 years.............................................         84                34               37
5 years.............................................        113                57               64
10 years............................................        195               129              141

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                       COMPASS INTERNATIONAL EQUITY FUND

              PNC INTERNATIONAL EQUITY PORTFOLIO -- SERVICE SHARES

                                                                                PNC
                                                            COMPASS        INTERNATIONAL
                                                         INTERNATIONAL        EQUITY         POST-CLOSING
                                                          EQUITY FUND        PORTFOLIO        PRO-FORMA
                                                         -------------     -------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Purchases
  (as a percentage of offering price)..................       4.50%(1)          None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)..................       None              None             None
Deferred Sales Load
  (as a percentage of redemption proceeds).............       None              None             None
Redemption Fees........................................       None(2)           None             None
Exchange Fees..........................................       None              None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  DISBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4).......................................       0.90%             0.63%            0.70%
Other Operating Expenses(5)............................       0.56%             0.65%            0.66%
                                                              ----              ----             ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  DISBURSEMENTS(6).....................................       1.46%             1.28%            1.36%
                                                              ====              ====             ====

---------------
(1) There is no sales charge on certain purchases of the Compass International Equity Fund.

(2) The Compass International Equity Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and service providers for the PNC International Equity Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers) are .90% for the Compass International Equity Fund. The PNC International Equity Portfolio pro forma advisory fees (before waivers) are .75% of the first $1 billion of the average daily net assets of the Portfolio, plus .70% of the next $1 billion of the Portfolio's average daily net assets, plus .675% of the next $1 billion of the Portfolio's average daily net assets, plus .65% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory fees, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .60% of the Portfolio's first $1 billion of average daily net assets, .55% of its next $1 billion of average daily net assets, .525% of its next $1 billion of average daily net assets and .50% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers or reimbursements) would be .56%, .67% and .73%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.46%, 1.42% and 1.48%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                                PNC
                                                            COMPASS        INTERNATIONAL
                                                         INTERNATIONAL        EQUITY         POST-CLOSING
                                                          EQUITY FUND        PORTFOLIO        PRO-FORMA
                                                         -------------     -------------     ------------
1 year.................................................      $  59             $  13             $ 13
3 years................................................         89                41               40
5 years................................................        121                70               69
10 years...............................................        212               155              152

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                             COMPASS BALANCED FUND

                    PNC BALANCED PORTFOLIO -- SERVICE SHARES

                                                              COMPASS        PNC
                                                              BALANCED     BALANCED     POST-CLOSING
                                                                FUND       PORTFOLIO     PRO-FORMA
                                                              --------     --------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Purchases
  (as a percentage of offering price).......................    4.50%(1)     None           None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price).......................    None         None           None
Deferred Sales Load
  (as a percentage of redemption proceeds)..................    None         None           None
Redemption Fees.............................................    None(2)      None           None
Exchange Fees...............................................    None         None           None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4)............................................    0.70%        0.43%          0.50%
Other Operating Expenses(5).................................    0.40%        0.55%          0.60%
                                                                ----         ----           ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(6).........................................    1.10%        0.98%          1.10%
                                                                ====         ====           ====

---------------
(1) There is no sales charge on certain purchases of the Compass Balanced Fund.

(2) The Compass Balanced Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and service providers for the PNC Balanced Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers) are .70% for the Compass Balanced Fund. The PNC Balanced Portfolio and pro forma advisory fees (before waivers) are .55% of the first $1 billion of the average daily net assets of the Portfolio, plus .50% of the next $1 billion of the Portfolio's average daily net assets, plus .475% of the next $1 billion of the Portfolio's average daily net assets, plus .45% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .40% of the Portfolio's first $1 billion of average daily net assets, .35% of its next $1 billion of average daily net assets, .325% of its next $1 billion of average daily net assets and .30% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers or reimbursements) would be .40%, .64% and .65%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and
    (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.10%, 1.19% and 1.20%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                              COMPASS        PNC
                                                              BALANCED     BALANCED     POST-CLOSING
                                                                FUND       PORTFOLIO     PRO-FORMA
                                                              --------     --------     ------------
1 year......................................................    $ 56         $ 10           $ 11
3 year......................................................      78           31             35
5 years.....................................................     103           54             61
10 years....................................................     173          120            134

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                        COMPASS SHORT/INTERMEDIATE FUND

                PNC SHORT-TERM BOND PORTFOLIO -- SERVICE SHARES

                                                                                PNC
                                                           COMPASS           SHORT-TERM
                                                      SHORT/INTERMEDIATE        BOND        POST-CLOSING
                                                             FUND            PORTFOLIO       PRO-FORMA
                                                      ------------------     ----------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)...............         4.00%(1)           None            None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)...............         None               None            None
Deferred Sales Load
  (as a percentage of redemption proceeds)..........         None               None            None
Redemption Fees.....................................         None(2)            None            None
Exchange Fees.......................................         None               None            None
ANNUAL FUND OPERATING EXPENSES AFTER
  FEE WAIVERS AND REIMBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4)....................................         0.60%              0.23%           0.30%
Other Operating Expenses(5).........................         0.25%              0.50%           0.55%
                                                           ------            ----------       ------
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(6).................................         0.85%              0.73%           0.85%
                                                      ==============         ========       =========

---------------
(1) There is no sales charge on certain purchases of the Compass
    Short/Intermediate Fund.

(2) The Compass Short/Intermediate Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and service providers for the PNC Short-Term Bond Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers) are .60% for the Compass Short/Intermediate Fund. The PNC Short-Term Bond Portfolio and pro forma advisory fees (before waivers) are .50% of the first $1 billion of the average daily net assets of the Portfolio, plus .45% of the next $1 billion of the Portfolio's average daily net assets, plus .425% of the next $1 billion of the Portfolio's average daily net assets, plus .40% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers and reimbursements) would be .25%, .61% and .61%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers and reimbursements) would be 0.85%, 1.11% and 1.11%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                                PNC
                                                           COMPASS           SHORT-TERM
                                                      SHORT/INTERMEDIATE        BOND        POST-CLOSING
                                                             FUND            PORTFOLIO       PRO-FORMA
                                                      ------------------     ----------     ------------
1 year..............................................         $ 48               $  7            $  9
3 years.............................................           66                 23              27
5 years.............................................           85                 41              47
10 years............................................          141                 91             105

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                           COMPASS FIXED INCOME FUND

               PNC CORE FIXED INCOME PORTFOLIO -- SERVICE SHARES

                                                          COMPASS          PNC CORE
                                                        FIXED INCOME     FIXED INCOME     POST-CLOSING
                                                            FUND          PORTFOLIO*       PRO-FORMA
                                                        ------------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Purchases
  (as a percentage of offering price).................      4.00%(1)         None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price).................      None             None             None
Deferred Sales Load
  (as a percentage of redemption proceeds)............      None             None             None
Redemption Fees.......................................      None(2)          None             None
Exchange Fees.........................................      None             None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4)......................................      0.60%            0.30%            0.30%
Other Operating Expenses(5)...........................      0.25%            0.55%            0.55%
                                                            ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(6)...................................      0.85%            0.85%            0.85%
                                                            ====

---------------
 * The PNC Core Fixed Income Portfolio is a new investment portfolio with nominal assets and liabilities that is expected to commence investment operations in connection with the Compass and BIT Transactions.

(1) There is no sales charge on certain purchases of the Compass Fixed Income Fund.

(2) The Compass Fixed Income Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and service providers for the PNC Core Fixed Income Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers) are .60% for the Compass Fixed Income Fund. The PNC Core Fixed Income Portfolio and pro forma advisory fees (before waivers) are .50% of the first $1 billion of the average daily net assets of the Portfolio, plus .45% of the next $1 billion of the Portfolio's average daily net assets, plus .425% of the next $1 billion of the Portfolio's average daily net assets, plus .40% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers and reimbursements) would be .25%, .60% and .60%, respectively. Other PRO forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers and reimbursements) would be 0.85%, 1.10% and 1.10%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                          COMPASS          PNC CORE
                                                        FIXED INCOME     FIXED INCOME     POST-CLOSING
                                                            FUND          PORTFOLIO*       PRO-FORMA
                                                        ------------     ------------     ------------
1 year................................................      $ 48             $  9             $  9
3 years...............................................        66               27               27
5 years...............................................        85               47               47
10 years..............................................       141              105              105

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

 *   See first footnote above.

                    COMPASS INTERNATIONAL FIXED INCOME FUND

           PNC INTERNATIONAL FIXED INCOME PORTFOLIO -- SERVICE SHARES

                                                          COMPASS            PNC
                                                        INTERNATIONAL    INTERNATIONAL
                                                        FIXED INCOME     FIXED INCOME     POST-CLOSING
                                                            FUND          PORTFOLIO*       PRO-FORMA
                                                        ------------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Purchases
  (as a percentage of offering price).................      4.00%(1)         None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price).................      None             None             None
Deferred Sales Load
  (as a percentage of redemption proceeds)............      None             None             None
Redemption Fees.......................................      None(2)          None             None
Exchange Fees.........................................      None             None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(3):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(4)......................................      0.80%            0.43%            0.55%
Other Operating Expenses(5)...........................      0.44%            0.65%            0.73%
                                                            ----                              ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(6)...................................      1.24%            1.08%            1.28%
                                                            ====                              ====

---------------
 * The PNC International Fixed Income Portfolio currently has nominal assets and liabilities and is expected to commence investment operations in connection with the Compass Transaction.

(1) There is no sales charge on certain purchases of the Compass International Fixed Income Portfolio.

(2) The Compass International Fixed Income Fund imposes a $7 charge for wiring redemption proceeds.

(3) The investment adviser and service providers for the PNC International Fixed Income Portfolio are under no contractual obligation, after the closing on the Compass Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(4) Advisory fees (before waivers) are .80% for the Compass International Fixed Income Fund. The PNC International Fixed Income Portfolio and pro forma advisory fees (before waivers) are .55% of the first $1 billion of the average daily net assets of the Portfolio, plus .50% of the next $1 billion of the Portfolio's average daily net assets, plus .475% of the next $1 billion of the Portfolio's average daily net assets, plus .45% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .40% of the Portfolio's first $1 billion of average daily net assets, .35% of its next $1 billion of average daily net assets, .325% of its next $1 billion of average daily net assets, and .30% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(5) Other expenses (before waivers and reimbursements) would be .44%, .75% and .78%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges, (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Service Shares, and (c) shareholder servicing fees as described under "Comparison of PNC, Compass and BIT -- Share Structure."

(6) Total Fund Operating Expenses (before waivers and reimbursements) would be 1.24%, 1.30% and 1.33%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                          COMPASS            PNC
                                                        INTERNATIONAL    INTERNATIONAL
                                                        FIXED INCOME     FIXED INCOME     POST-CLOSING
                                                            FUND          PORTFOLIO*       PRO-FORMA
                                                        ------------     ------------     ------------
1 year................................................      $ 52             $ 11             $ 13
3 years...............................................        78               34               41
5 years...............................................       105               60               70
10 years..............................................       184              132              155

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

 *   See first footnote above.

                          BIT SHORT DURATION PORTFOLIO

             PNC SHORT-TERM BOND PORTFOLIO -- INSTITUTIONAL SHARES

                                                                              PNC
                                                             BIT           SHORT-TERM
                                                        SHORT DURATION        BOND        POST-CLOSING
                                                          PORTFOLIO        PORTFOLIO       PRO-FORMA
                                                        --------------     ----------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Purchases
  (as a percentage of offering price).................       None             None            None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price).................       None             None            None
Deferred Sales Load
  (as a percentage of redemption proceeds)............       None             None            None
Redemption Fees.......................................       None             None            None
Exchange Fees.........................................       None             None            None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(1):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(2)......................................       0.30%            0.23%           0.30%
Other Operating Expenses(3)...........................       0.27%            0.20%           0.25%
                                                           ------          ----------       ------
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(4)...................................       0.57%            0.43%           0.55%
                                                        ===========        ========       =========

---------------
(1) The investment adviser and service providers for the PNC Short-Term Bond Portfolio are under no contractual obligation, after the closing on the BIT Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(2) Advisory fees (before waivers) are .30% for the BIT Short Duration Portfolio. The PNC Short-Term Bond Portfolio and pro forma advisory fees (before waivers) are .50% of the first $1 billion of the average daily net assets of the Portfolio, plus .45% of the next $1 billion of the Portfolio's average daily net assets, plus .425% of the next $1 billion of the Portfolio's average daily net assets, plus .40% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(3) Other expenses (before waivers and reimbursements) would be .27%, .31% and .31%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges and (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Institutional Shares.

(4) Total Fund Operating Expenses (before waivers and reimbursements) would be .57%, .81% and .81%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                              PNC
                                                             BIT           SHORT-TERM
                                                        SHORT DURATION        BOND        POST-CLOSING
                                                          PORTFOLIO        PORTFOLIO       PRO-FORMA
                                                        --------------     ----------     ------------
1 year................................................       $  6             $  4            $  6
3 years...............................................         18               14              18
5 years...............................................         32               24              31
10 years..............................................         72               54              69

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                        BIT CORE FIXED INCOME PORTFOLIO

            PNC CORE FIXED INCOME PORTFOLIO -- INSTITUTIONAL SHARES

                                                          BIT CORE         PNC CORE
                                                        FIXED INCOME     FIXED INCOME     POST-CLOSING
                                                         PORTFOLIO        PORTFOLIO*       PRO-FORMA
                                                        ------------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Purchases
  (as a percentage of offering price).................      None             None             None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price).................      None             None             None
Deferred Sales Load
  (as a percentage of redemption proceeds)............      None             None             None
Redemption Fees.......................................      None             None             None
Exchange Fees.........................................      None             None             None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(1):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(2)......................................      0.30%            0.30%            0.30%
Other Operating Expenses(3)...........................      0.25%            0.25%            0.25%
                                                            ----             ----             ----
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(4)...................................      0.55%            0.55%            0.55%
                                                            ====             ====             ====

---------------
 * The PNC Core Fixed Income Portfolio is a new investment portfolio with nominal assets and liabilities that is expected to commence investment operations in connection with the Compass and BIT Transactions.

(1) The investment adviser and service providers for the PNC Core Fixed Income Portfolio are under no contractual obligation, after the closing on the BIT Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(2) Advisory fees (before waivers) are .35% for the BIT Core Fixed Income Portfolio. The PNC Core Fixed Income Portfolio and pro forma advisory fees (before waivers) are .50% of the first $1 billion of the average daily net assets of the Portfolio, plus .45% of the next $1 billion of the Portfolio's average daily net assets, plus .425% of the next $1 billion of the Portfolio's average daily net assets, plus .40% of the Portfolio's average daily net assets in excess of $3 billion. For its sub-advisory services, the sub-adviser for this PNC Portfolio is entitled to receive a fee at the annual rate of .35% of the Portfolio's first $1 billion of average daily net assets, .30% of its next $1 billion of average daily net assets, .275% of its next $1 billion of average daily net assets, and .25% of its average daily net assets in excess of $3 billion. This sub-advisory fee is paid by the PNC Portfolio's investment adviser and has no effect on the advisory fees paid by the Portfolio.

(3) Other expenses (before waivers and reimbursements) would be .20%, .35% and .35%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges and (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Institutional Shares.

(4) Total Fund Operating Expenses (before waivers and reimbursements) would be .55%, .85% and .85%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                          BIT CORE         PNC CORE
                                                        FIXED INCOME     FIXED INCOME     POST-CLOSING
                                                         PORTFOLIO        PORTFOLIO*       PRO-FORMA
                                                        ------------     ------------     ------------
1 year................................................      $  6             $  6             $  6
3 years...............................................        18               18               18
5 years...............................................        31               31               31
10 years..............................................        69               69               69

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

 *   See first footnote above.

               BIT MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III

   PNC MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III -- INSTITUTIONAL SHARES

                                                             BIT
                                                         MULTI-SECTOR          PNC
                                                           MORTGAGE        MULTI-SECTOR
                                                          SECURITIES         MORTGAGE
                                                          PORTFOLIO         SECURITIES       POST-CLOSING
                                                             III          PORTFOLIO III*      PRO-FORMA
                                                         ------------     --------------     ------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load on Purchases
  (as a percentage of offering price)..................      None              None              None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)..................      None              None              None
Deferred Sales Load
  (as a percentage of redemption proceeds).............      None              None              None
Redemption Fees........................................      None              None              None
Exchange Fees..........................................      None              None              None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(1):
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees(2).......................................      0.25%             0.25%             0.25%
Other Operating Expenses(3)............................      0.12%             0.12%             0.12%
                                                           ------            ------            ------
TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
  REIMBURSEMENTS(4)....................................      0.37%             0.37%             0.37%
                                                         =========        ==========         =========

---------------
 * The PNC Multi-Sector Mortgage Securities Portfolio III is a new investment portfolio with nominal assets and liabilities that is expected to commence investment operations in connection with the BIT Transaction.

(1) The investment adviser and service providers for the PNC Multi-Sector Mortgage Securities Portfolio III are under no contractual obligation, after the closing on the BIT Transaction, to waive fees or reimburse expenses, but have informed the Portfolio that they expect to waive fees and reimburse expenses during the current fiscal year ending September 30, 1996 as necessary to maintain the Portfolio's total operating expenses at the pro forma level stated in the table.

(2) The BIT Multi-Sector Mortgage Securities Portfolio III, PNC Multi-Sector Mortgage Securities Portfolio III and pro forma advisory fees (before waivers) are .25%.

(3) Other expenses (before waivers and reimbursements) would be .29%, .29% and .29%, respectively. Other pro forma expenses include an administration fee payable to PFPC and PDI at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion, and a separate co-administration fee payable to CCGI at an annual rate of .03% of the Portfolio's average daily net assets. Other pro forma expenses also include (a) custodial fees paid to PNC Bank based upon the PNC Portfolio's average gross assets, with a minimum fee of $1,000, plus out-of-pocket expenses and certain transaction charges and (b) transfer agency fees payable at the annual rate of .03% of the average net asset value of the Portfolio's outstanding Shares.

(4) Total Fund Operating Expenses (before waivers and reimbursements) would be .54%, .54% and .54%, respectively.

EXAMPLE:(O)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                             BIT
                                                         MULTI-SECTOR          PNC
                                                           MORTGAGE        MULTI-SECTOR
                                                          SECURITIES         MORTGAGE
                                                          PORTFOLIO         SECURITIES       POST-CLOSING
                                                             III          PORTFOLIO III*      PRO-FORMA
                                                         ------------     --------------     ------------
1 year.................................................      $  6              $  6              $  6
3 years................................................        19                19                19
5 years................................................        33                33                33
10 years...............................................        75                75                75

---------------
(O) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

 *   See first footnote above.

                       COMPARISON OF PNC, COMPASS AND BIT

     INVESTMENT OBJECTIVES AND POLICIES. The investment objectives and policies of the PNC Portfolios are generally similar to those of the corresponding Compass Portfolios and BIT Portfolios. There are, however, differences as discussed above under "Summary -- Overview of PNC, Compass and BIT." Other differences in the investment objectives, investment policies and those investment limitations that are fundamental (that is, limitations that may be changed only by shareholder vote) are discussed in Appendix III to this Combined Proxy Statement/Prospectus. Each PNC Portfolio's investment objective (except the investment objective of PNC Multi-Sector Mortgage Securities Portfolio III) may be changed by the PNC Board of Trustees without a shareholder vote. In contrast, the Compass and BIT Portfolios may not change their investment objectives without a vote of the holders of a majority of the outstanding shares of the Portfolio involved.

     INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS. After the consummation of the Compass and BIT Transactions, affiliates of PNC Bank Corp. will serve as investment adviser and sub-advisers to the respective PNC Portfolios, except that Morgan Grenfell will serve as sub-adviser to the PNC International Fixed Income Portfolio as stated under "Summary -- Overview of PNC, Compass and BIT."

     Currently, Midlantic provides investment advisory services to the Compass Portfolios. Wellington Management Company ("Wellington") serves as sub-adviser to the Compass Equity Income and Growth Funds; Seligman Henderson Co. ("Seligman") serves as sub-adviser to the Compass International Equity Fund; Wall Street Associates ("WSA") serves as sub-adviser to the Compass Small Company Fund; and Morgan Grenfell serves as sub-adviser to the International Fixed Income Fund. BlackRock is the investment adviser for each of the BIT Portfolios.

     The other service providers for the Compass Portfolios, BIT Portfolios and the PNC Portfolios are set forth in the following table.

     OTHER SERVICE PROVIDERS FOR COMPASS PORTFOLIOS, BIT PORTFOLIOS AND PNC
                                   PORTFOLIOS

                    COMPASS PORTFOLIOS           BIT PORTFOLIOS             PNC PORTFOLIOS
                 -------------------------  -------------------------  -------------------------
Distributor      SEI Financial Services     Provident Distributors,    Provident Distributors,
                 Company                    Inc.                       Inc.
Administrator    SEI Financial Management   PFPC Inc.                  PFPC Inc., Compass
                 Corporation                                           Capital Group, Inc. and
                                                                       Provident Distributors,
                                                                       Inc.
Transfer Agent   State Street Bank & Trust  PFPC Inc.                  PFPC Inc.
                 Co.
Custodian        Citibank, N.A.             PNC Bank, National         PNC Bank, National
                                            Association                Association
Independent      Coopers & Lybrand, L.L.P.  Deloitte & Touche LLP      Coopers & Lybrand, L.L.P.
  Accountants

     The trustees, directors and officers of PNC, Compass and BIT are different as set forth in their respective prospectuses and statements of additional information. As of the date of this Combined Proxy Statement/Prospectus, PNC's management expects that one current Compass Trustee will be nominated to the PNC Board of Trustees, subject to election by the PNC shareholders before the Effective Time of the Compass Transaction.

     Additional information on the fees and expenses of the PNC Portfolios, Compass Portfolios and BIT Portfolio (including the investment advisory, sub-advisory, administration, transfer agency and custodial fees payable by the PNC Portfolios to PAMG and its affiliates) is included above under "Expense Summaries of PNC, Compass and BIT."

     SHARE STRUCTURE. PNC, Compass and BIT are each registered as open-end management investment companies under the 1940 Act. After the Compass and BIT Transactions, PNC expects to offer twenty-nine separate investment portfolios. Currently, Compass offers sixteen portfolios, and BIT has three portfolios that have commenced investment operations. After the respective Transactions, Compass and BIT each expect to file a Form N-8F with the Securities and Exchange Commission in order to deregister as an open-end management investment company and to be terminated under state law.

     Compass and PNC are each organized as a Massachusetts business trust, and each is subject to the provisions of its Declaration of Trust originally dated October 1, 1987 and December 22, 1988, respectively. BIT is organized as a Maryland corporation under Articles of Incorporation originally dated November 27, 1991. Shares of the Compass Portfolios have a par value of $.00001 per share, shares of the BIT Portfolios have a par value of $.0001 per share, and shares of the PNC Portfolios have a par value of $.001 per share. Compass and PNC are authorized to issue an unlimited number of shares in each of their portfolios; BIT is authorized to issue 100 million shares in each of the BIT Portfolios. Shares of the Compass Portfolios, BIT Portfolios and PNC Portfolios are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law or when portfolio or class voting is permitted by the governing Board. Shares of the Compass Portfolios, BIT Portfolios and PNC Portfolios do not have preemptive or cumulative voting rights, and only such conversion and exchange rights as the governing Board of Compass, BIT or PNC, respectively, may grant in its discretion. When issued for payment as described in their respective prospectuses, shares of the Compass Portfolios, BIT Portfolios and PNC Portfolios are fully paid and non-assessable by such entities, except as required under Massachusetts law in the case of the Compass and PNC Portfolios.

     The governing Boards of Compass and BIT have authorized the issuance of one class of shares in each of the respective Compass and BIT Portfolios. Each of the PNC Portfolios offers four classes of shares ("Service," "Institutional," "Series A Investor" and "Series B Investor"), except the PNC Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Government Money Market Portfolio, which each offer three classes of shares ("Service," "Institutional" and "Series A Investor"), and the PNC Multi-Sector Mortgage Securities Portfolio III, which offers one class of shares ("Institutional").

     The shares of each class in a PNC Portfolio represent equal pro rata interests in the Portfolio, except that they bear different expenses which reflect differences in their service and distribution arrangements. Service Shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of each PNC Portfolio's outstanding Service Shares. These fees are paid to institutions (including PNC Bank) that render support services to the beneficial owners of Service Shares. These services may include processing purchase and redemption requests for Service Shares and placing orders with PNC's transfer agent or distributor; processing dividend payments; providing sub-accounting with respect to Service Shares or the information necessary for sub-accounting; and other similar services. Service Shares also bear the expense of a separate service fee at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service Shares for other shareholder support activities provided by institutions such as responding to inquiries from investors relating to their investments in Service Shares; providing information periodically to investors showing their positions in Service Shares; and other similar shareholder liaison services. Institutional Shares do not bear these shareholder servicing fees, and Investor Shares bear separate charges in connection with their shareholder servicing and distribution arrangements. In addition, the respective share classes bear different transfer agency fees. As a result of these different expenses, the performance on the Institutional Shares of a PNC Portfolio will generally be higher than that of the Portfolio's Service Shares, and the performance on the Portfolio's Service Shares will generally be higher than that of the Portfolio's Investor Shares. Subject to certain exemptions, Series A Investor Shares of the PNC Portfolios (other than the money market funds) are sold with a front-end sales load and Series B Investor Shares are sold with a contingent deferred sales load. Service Shares and Institutional Shares of all PNC Portfolios are sold without a sales load. For further information regarding PNC's share classes, contact PNC at 1-800-422-6538 or your service representative.

     PURCHASE, REDEMPTION AND DIVIDEND POLICIES. The purchase, redemption and dividend policies of the Compass Portfolios, BIT Portfolios and PNC Portfolios are discussed above under "Summary -- Overview of PNC, Compass and BIT" and below in Appendix IV to this Combined Proxy Statement/Prospectus.

              INTERIM COMPASS ADVISORY AND SUB-ADVISORY AGREEMENTS

     The Compass Agreement provides that the Effective Time of the Compass Transaction will occur contemporaneously with, or after, the consummation of the Midlantic/PNC Bank Merger. As stated above, because the Midlantic/PNC Bank Merger will result in a change in control of Midlantic, each of the existing investment advisory and sub-advisory agreements for the Compass Portfolios with Midlantic and any sub-adviser will, by their terms, automatically terminate on the date the Midlantic/PNC Bank Merger occurs. The Compass Agreement provides, therefore, that if the Midlantic/PNC Bank Merger and the Compass Transaction do not occur contemporaneously, subject to approval of the Compass Agreement by its shareholders, each Compass Portfolio will enter into interim investment advisory and (for certain Compass Portfolios) sub-advisory agreements (the "Interim Agreements") for the period between the date of the Midlantic/PNC Bank Merger and the Effective Time of the Compass Transaction (the "Interim Period").

     In particular, it is contemplated that the firms that provide investment advisory and sub-advisory services for the PNC Portfolios will provide similar services to the Compass Portfolios during the Interim Period under the Interim Agreements as follows:

                                                    NAME OF INVESTMENT ADVISER/
     NAME OF COMPASS PORTFOLIO                    SUB-ADVISER FOR INTERIM PERIOD
-----------------------------------  ---------------------------------------------------------
Municipal Money Fund                                           PIMC
New Jersey Municipal Money Fund                                PIMC
Pennsylvania Municipal Money Fund                              PIMC
Cash Reserve Fund                                              PIMC
U.S. Treasury Fund                                             PIMC
Municipal Bond Fund                                          BlackRock
New Jersey Municipal Bond Fund                               BlackRock
Pennsylvania Municipal Bond Fund                             BlackRock
Equity Income Fund                                PAMG(adviser)/PCM(sub-adviser)
Growth Fund                                       PAMG(adviser)/PEAC(sub-adviser)
Small Company Fund                                PAMG(adviser)/PEAC(sub-adviser)
International Equity Fund                         PAMG(adviser)/PCM(sub-adviser)
Balanced Fund                                     PCM and BlackRock (co-advisers)
Short/Intermediate Fund                                      BlackRock
Fixed Income Fund                                            BlackRock
International Fixed Income Fund             PAMG(adviser)/Morgan Grenfell (sub-adviser)

     The investment advisory and sub-advisory fee rates stated in the Interim Agreements will be the same, and the other provisions of the Interim Agreements will be substantially the same, as those in the current investment and sub-advisory agreements for the Compass Portfolios. The only material difference between the current and Interim Agreements will be the contracting parties.

     Copies of the proposed Interim Agreements are attached as Appendix V. In the Interim Agreements, each investment adviser agrees, subject to the supervision of the Compass Board of Trustees, to provide a continuous investment program for the Compass Portfolio involved and to determine from time to time what securities and other investments will be purchased, retained or sold in accordance with that Portfolio's investment objectives, policies and restrictions. An investment adviser's responsibilities include, but are not limited to, placing purchase and sale orders for portfolio transactions; maintaining books and records with respect to a Portfolio's securities transactions; and furnishing periodic and special reports to the Compass Board of Trustees as requested. The Interim Agreements further provide that a Portfolio's investment adviser will pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities (including brokerage commissions, if any) purchased for a Portfolio.

     With respect to certain Compass Portfolios, some of an investment adviser's responsibilities under the Interim Agreements will be performed by sub-advisers as indicated in the above table. In particular, PCM will, subject to supervision by PAMG and the Compass Board of Trustees, manage the investment operations of the Compass Equity Income Fund and International Equity Fund during the Interim Period and determine the composition of each of these Portfolios, including the purchase, retention and disposition of securities in accordance with each Portfolio's investment objective, policies and restrictions. Similarly, PEAC, with respect to the Compass Growth Fund and Small Company Fund, and Morgan Grenfell, with respect to the Compass International Fixed Income, will, subject to supervision by PAMG and the Compass Board of Trustees, furnish an investment program in respect of, and make decisions for, all assets of these portfolios, and place all orders for the purchase and sale of securities on behalf of the portfolios.

     Under the Interim Agreements, in placing orders with brokers and dealers, the investment advisers and sub-advisers are to attempt to obtain prompt execution of orders at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, an investment adviser or sub-adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide research advice and other services. These brokerage and research services might consist of reports and statistics on specific companies of industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by an investment adviser or sub-adviser, and does not reduce the advisory fees payable by the Compass Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which an investment adviser or sub-adviser exercises investment discretion. Conversely, the Compass Portfolios may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Investment decisions for the Compass Portfolios and for other investment accounts managed by the investment advisers and sub-advisers during the Interim Period will be made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated in a manner believed by the investment adviser or sub-adviser to be equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Compass Portfolio is concerned, in other cases it may be beneficial to the portfolio. To the extent permitted by law, an investment adviser or sub-adviser may aggregate the securities to be sold or purchased for the Compass Portfolios with those to be sold or purchased for other investment companies or accounts in executing transactions. Portfolio securities will not be purchased from or sold to the investment advisers, sub-advisers, or any affiliated person (as defined in the 1940 Act) during the Interim Period.

     If in any fiscal year the aggregate expenses of any Compass Portfolio exceeds the expense limitation of any state having jurisdiction over Compass, the Interim Agreements provide that the Portfolio's investment adviser will reimburse the Portfolio for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Portfolio to the investment adviser to the aggregate fees otherwise payable by the Portfolio to the investment adviser and to the Portfolio's administrator under its administration agreement. The obligation of the investment adviser to reimburse a Portfolio is limited in any fiscal year to the amount of its fee for such fiscal year, provided that an investment adviser will reimburse a Portfolio for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over Compass so require. As of the date hereof, the most restrictive expense limitation applicable to a Compass Portfolio limits its aggregate annual expenses (as defined by applicable regulations) to 2 1/2% of the first $30 million of its average net assets, 2% of the next $70 million of its average net assets, and 1 1/2% of its remaining net assets.

     An investment adviser or sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Compass Portfolio in connection with the performance of its agreements, except a loss arising from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the investment adviser or sub-adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreements.

     Unless sooner terminated, the Interim Agreement for a Compass Portfolio will continue in effect until the Effective Time of the Compass Transaction for that Portfolio or, if sooner, July 31, 1996. If the Effective Time of the Compass Transaction has not occurred, the Interim Agreements may thereafter be renewed for successive periods with respect to a Compass Portfolio if specifically approved at least annually (a) by the vote of a majority of those members of the Compass Board of Trustees who are not parties to the agreements or interested persons of any party to the agreements, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Compass Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of the Portfolio.

     The Interim Agreements will terminate upon their assignment (as defined in the 1940 Act). In addition, the Interim Agreements may be terminated with respect to any Compass Portfolio by the Compass Board of Trustees, by vote of a majority of the outstanding shares of that Portfolio, by the investment adviser or, in the case of an Interim Sub-Advisory Agreement, by either the investment adviser or sub-adviser upon notice as stated in the particular agreement.

     The following table shows (i) the current investment adviser/sub-adviser of each of the Compass Portfolios, (ii) the current contractual fee rates for these Portfolios, which will be the same throughout the Interim Period until the Effective Time of the Compass Transaction, (iii) the advisory/sub-advisory fees actually paid by the Compass Portfolios for their last fiscal year net of waivers, and (iv) the effective rate of advisory fees for the Portfolios for their last fiscal year net of waivers. All fee rates are annualized, and are computed daily and payable monthly based on a Portfolio's average daily net assets.

                  COMPASS INVESTMENT ADVISORY FEE INFORMATION

                                                              ADVISORY/          EFFECTIVE RATE
                                           CURRENT          SUB-ADVISORY          OF ADVISORY/
                          CURRENT        CONTRACTUAL          FEES FOR          SUB-ADVISORY FEES
                        INVESTMENT        ADVISORY/          FISCAL YEAR         FOR FISCAL YEAR
   NAME OF COMPASS       ADVISER/       SUB-ADVISORY        ENDED 2/28/95         ENDED 2/28/95
      PORTFOLIO         SUB-ADVISER       FEE RATE*       (NET OF WAIVERS)*     (NET OF WAIVERS)*
---------------------  -------------    -------------    -------------------    -----------------
Cash Reserve Fund....     Mid(1)            .35%             $1,494,954             .35%
Municipal Money
  Fund...............     Mid(1)            .40%              $179,677              .40%
New Jersey Municipal
  Money Fund.........     Mid(1)            .40%              $158,240              .40%
Pennsylvania
  Municipal Money
  Fund...............     Mid(1)            .40%              $109,047              .28%
U.S. Treasury Fund...     Mid(1)            .35%             $1,259,186             .35%
Municipal Bond
  Fund...............     Mid(1)            .60%              $166,647              .51%
New Jersey Municipal
  Bond Fund..........     Mid(1)            .60%              $607,485              .60%
Pennsylvania
  Municipal Bond
  Fund...............     Mid(1)            .60%               $67,344              .36%
Short/Intermediate
  Fund...............     Mid(1)            .60%             $1,360,255             .60%
Fixed Income Fund....     Mid(1)            .60%             $1,510,610             .60%
International Fixed
  Income Fund........  Mid(1)/MGIS(2)   .80%/.40%(6)      $361,620/$180,759       .80%/.40%
Equity Income Fund...  Mid(1)/WMC(3)    .70%/.40%(6)     $1,980,970/$784,044      .70%/.28%
Growth Fund..........  Mid(1)/WMC(3)    .70%/.325%(6)     $939,431/$355,351       .70%/.25%
Small Company Fund...  Mid(1)/WSA(4)    .90%/.50%(6)      $217,501/$120,819       .90%/.50%
International Equity
  Fund...............  Mid(1)/SH(5)     .90%/.45%(6)      $311,314/$155,647       .90%/.45%
Balanced Fund........     Mid(1)            .70%               $37,962              .37%

---------------

* Sub-advisory fees are paid by Midlantic and have no effect on the advisory fees paid by each Compass Portfolio.

(1) Midlantic Bank, N.A.

(2) Morgan Grenfell Investment Services Limited ("Morgan Grenfell").

(3) Wellington Management Company ("Wellington").

(4) Wall Street Associates ("WSA"). (Note that sub-advisory fees listed on this line were paid to a former sub-adviser to the Small Company Fund, formerly the Small Cap Value Fund.)

(5) Seligman Henderson Co. ("Seligman").

(6) This percentage represents the maximum sub-advisory fee rate. The full sub-advisory fee rate schedules are as follows: International Fixed Income Fund -- .40% of average daily net assets up to $75 million and .35% of the remainder; Equity Income Fund -- .40% of average daily net assets up to $100 million, .30% of the next $100 million and .25% of average daily net assets over $200 million; Growth Fund -- .325% of average daily net assets up to $50 million, .225% of the next $100 million, .20% of the next $350 million and .15% of average daily net assets over $500 million; Small Company Fund -- .50% of all average daily net assets; and International Equity Fund -- .45% of average daily net assets up to $100 million and .40% of the remainder.

     During the fiscal year ended February 28, 1995 the Compass Portfolios purchased portfolio securities for a total of $1,000,000 and sold portfolio securities for a total of $1,000,000 to an affiliate of PNC Bank Corp. acting as dealer. During the seven-month period ended September 30, 1995, the Compass Portfolios purchased portfolio securities for a total of $7,730,035 from, and sold portfolio securities for a total of

$2,607,200 to, that dealer. In addition, during its last fiscal year, the Compass Cash Reserve Fund held obligations issued by affiliates of PNC Bank Corp. with an aggregate principal amount of $30,000,000. As of October 18, 1995, the Compass Balanced Fund held 7,000 common shares of PNC Bank Corp., and the Compass Municipal Money Market Fund and Pennsylvania Municipal Money Market Fund held certain municipal obligations guaranteed by an affiliate of PNC Bank Corp. with an aggregate principal amount of $1,200,000 and $2,970,000, respectively. It is expected that after the consummation of the Midlantic/PNC Bank Merger, affiliates of PNC Bank Corp. will no longer act as dealer in portfolio securities transactions with Compass, and the Compass Portfolios will not hold securities issued or guaranteed by PNC Bank Corp. or its affiliates.

     Except as stated above, the Compass Portfolios did not make any payments to Midlantic, PAMG or their affiliates during the Portfolios' fiscal year ended February 28, 1995.

     Midlantic's current investment advisory agreement for the Compass Portfolios dated March 1, 1989 (the "Midlantic Agreement") was approved last by Compass shareholders on June 26, 1992 except that the sole shareholder of Compass Balanced Fund approved the Midlantic Agreement on July 1, 1994. The continuance of the Midlantic Agreement was most recently approved by the Compass Board of Trustees on May 24, 1995.

     Wellington serves as sub-adviser to the Compass Growth Fund and Compass Equity Income Fund pursuant to sub-advisory agreements dated June 22, 1993 (the "Wellington Agreements"). The Wellington Agreements were last approved by shareholders of the Growth Fund and Equity Income Fund on June 21, 1993. The continuance of the Wellington Agreements was most recently approved by the Compass Board of Trustees on May 24, 1995.

     Morgan Grenfell serves as sub-adviser to the Compass International Fixed Income Fund pursuant to a sub-advisory agreement dated June 19, 1991 (the "Morgan Agreement"). The Morgan Agreement was last approved by shareholders of the International Fixed Income Fund on June 26, 1992. The continuance of the Morgan Agreement was most recently approved by the Compass Board of Trustees on May 24, 1995.

     WSA serves as sub-adviser to the Compass Small Company Fund pursuant to a sub-advisory agreement dated July 1, 1995 (the "WSA Agreement"). The WSA Agreement was approved by the Compass Board of Trustees on May 24, 1995 and by shareholders of the Small Company Fund on June 28, 1995.

     Seligman serves as sub-adviser to the Compass International Equity Fund pursuant to a sub-advisory agreement dated July 1, 1993 (the "Seligman Agreement"). The Seligman Agreement was approved by shareholders of the International Equity Fund on June 21, 1993. The continuance of the Seligman Agreement was most recently approved by the Compass Board of Trustees on May 24, 1995.

     At the time of these Board approvals (and the approvals of the Compass Agreement and the Interim Agreements), and as of the date hereof, Robert A. Nesher and Raymond J. Clark were "interested" members of the Compass Board of Trustees (which is comprised of six members) because Mr. Nesher is a shareholder and a former officer of the parent corporation of the distributor of Compass, and Mr. Clark's son is an employee of Midlantic.

     As stated above, the Midlantic, Wellington, Morgan, WSA and Seligman Agreements will automatically terminate upon the consummation of the Midlantic/PNC Bank Merger. If this merger is not consummated, the Compass Transaction will not occur, and each of the foregoing agreements will continue in effect with respect to the Compass Portfolios in accordance with their terms.

     If the Midlantic/PNC Bank Merger occurs but the Compass Agreement and the transactions contemplated therein are not approved with respect to a particular Compass Portfolio, the existing advisory (and any sub-advisory) agreement for that Portfolio will nevertheless automatically terminate, the Interim Agreements will not be effective with respect to that Portfolio, and the Compass Board of Trustees will reconsider the proposed investment advisory and sub-advisory agreements for that Portfolio.

                     INFORMATION RELATING TO VOTING MATTERS

     GENERAL INFORMATION. This Combined Proxy Statement/Prospectus is being furnished (a) in connection with the solicitation of proxies for the Compass Meeting by the Compass Board of Trustees and (b) in connection with the solicitation of proxies for the BIT Meeting by the BIT Board of Directors. It is expected that the solicitation of proxies will be primarily by mail. Officers and service providers of PNC, Compass and BIT may also solicit proxies by telephone, telegraph or personal interview. Any Compass shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Compass a written notice of revocation or a subsequently executed proxy or by attending the Compass Meeting and voting in person. Similarly, any BIT shareholder giving a proxy may revoke it at any time before it is exercised by submitting to BIT a written notice of revocation or a subsequently executed proxy or by attending the BIT Meeting and voting in person.

     Only Compass shareholders of record at the close of business on October 20, 1995 will be entitled to vote at the Compass Meeting. On that date, the following Compass shares were outstanding and entitled to be voted:

                       NAME OF COMPASS PORTFOLIO                           SHARES ENTITLED TO VOTE
------------------------------------------------------------------------   -----------------------
Municipal Money Fund....................................................          32,097,786
New Jersey Municipal Money Fund.........................................          45,897,325
Pennsylvania Municipal Money Fund.......................................          44,528,639
Cash Reserve Fund.......................................................         608,858,908
U.S. Treasury Fund......................................................         423,124,985
Municipal Bond Fund.....................................................           2,714,118
New Jersey Municipal Bond Fund..........................................           8,651,067
Pennsylvania Municipal Bond Fund........................................           1,728,728
Equity Income Fund......................................................          24,324,706
Growth Fund.............................................................          12,216,373
Small Company Fund......................................................           2,174,104
International Equity Fund...............................................           3,507,327
Balanced Fund...........................................................           3,039,623
Short/Intermediate Fund.................................................          18,524,461
Fixed Income Fund.......................................................          23,653,942
International Fixed Income Fund.........................................           3,877,322

     Only BIT shareholders of record at the close of business on October 20, 1995 will be entitled to vote at the BIT Meeting. On that date, the following BIT shares were outstanding and entitled to be voted:

                         NAME OF BIT PORTFOLIO                             SHARES ENTITLED TO VOTE
------------------------------------------------------------------------   -----------------------
Short Duration Portfolio................................................           4,705,281
Core Fixed Income Portfolio.............................................           4,374,609
Multi-Sector Mortgage Securities Portfolio III..........................             107,713

     Each whole and fractional share is entitled to a whole or fractional vote at the Compass Meeting or BIT Meeting, as applicable. If the accompanying proxy is executed and returned in time for the Meeting to which it pertains, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before that Meeting.

     The vote of the shareholders of the PNC Portfolios is not being solicited in connection with the Compass Transaction or the BIT Transaction, since their approval or consent is unnecessary to complete either of these Transactions.

     COMPASS SHAREHOLDER AND BOARD APPROVALS. The Compass Agreement, including the implementation of the Interim Agreements and other matters contemplated therein, is being submitted for approval at the Compass Meeting by the holders of a majority of the shares of each Compass Portfolio, voting separately on a portfolio-by-portfolio basis, pursuant to the provisions of the Declaration of Trust of Compass and the requirements of the 1940 Act. As used in this paragraph, the term "majority of the outstanding shares" of a particular Compass Portfolio means the lesser of (a) 67% of the shares of the particular Portfolio present at the Compass Meeting, if the holders of more than 50% of the outstanding shares of such Portfolio are present or (b) more than 50% of the outstanding shares of the particular Portfolio. The Compass Agreement provides that in the event the Compass Agreement is approved with respect to some but not all of the Compass Portfolios, the Board of Trustees of PNC may, in the exercise of its sole discretion, determine to either abandon the Compass Agreement with respect to all of the Compass Portfolios or direct that the Compass Transaction be consummated to the extent it deems advisable.

     The approval of the Compass Agreement by the governing Boards of Compass and PNC is discussed above under "Information Relating to the Proposed Transactions."

     BIT SHAREHOLDER AND BOARD APPROVALS. The BIT Agreement is being submitted for approval at the BIT Meeting by the holders of a majority (more than 50%) of the outstanding shares of each BIT Portfolio, voting separately on a portfolio-by-portfolio basis, pursuant to provisions of BIT's charter and the requirements of the 1940 Act. The BIT Agreement provides that in the event the BIT Agreement is approved with respect to some but not all of the BIT Portfolios, the Board of Trustees of PNC may, in the exercise of its sole discretion, determine to either abandon the BIT Agreement with respect to all of the BIT Portfolios or direct that the BIT Transaction be consummated to the extent it deems advisable and to the degree the Transaction may be lawfully effected in accordance with the Maryland Corporation Law and BIT's charter.

     The approval of the BIT Agreement by the governing Boards of BIT and PNC is discussed above under "Information Relating to the Proposed Transactions."

     QUORUM. In the event that a quorum is not present at either the Compass Meeting or the BIT Meeting, or in the event that a quorum is present at either Meeting but sufficient votes to approve any matter presented at that Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the particular Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Compass Agreement or BIT Agreement, as applicable, in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. A shareholder vote may be taken with respect to one or more Compass Portfolios or BIT Portfolios (but not the other Portfolios) on some or all matters before any such adjournment if sufficient votes have been received for approval. A quorum is constituted with respect to a Compass Portfolio or BIT Portfolio by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at the particular Meeting. For purposes of determining the presence of a quorum for transacting business at each Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     ANNUAL MEETINGS. Neither PNC, Compass nor BIT presently intends to hold annual meetings of shareholders for the election of Board members and other business unless and until such time as less than a majority of the trustees or directors holding office have been elected by the shareholders, at which time the Board will call a shareholders meeting for the election of Board members. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more Board members and such meetings will be called when requested by the holders of record of 10% or more of the outstanding shares of PNC, Compass or BIT, respectively. To the extent required by law, PNC, Compass and BIT will assist in shareholder communications in such matters.

     OTHER SHAREHOLDER INFORMATION. At the record date for the Compass Meeting, affiliates of PNC Bank Corp. or their nominees held of record substantially all of the outstanding shares of the PNC Portfolios as agent or custodian for their customers. The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding shares of PNC's respective share classes at that date are listed in the following table. The table also shows the percentage of PNC's respective share classes that would be owned by these persons upon the consummation of the Compass and BIT Transactions based on their holdings at that date.

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
Managed Income             Saxon & Company                    Service            99.9%         20.43%          99.9%
                           PNC Bank                            Shares
                           Attn: Income Collections          11,311,236
                           200 Stevens Drive
                           Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           62.8%          1.28%          62.8%
                           Attn: Mutual Funds Department      Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             708,868
                           Saxon & Company                  Institutional        92.8%         71.97%          92.8%
                           PNC Bank                            Shares
                           Attn: Income Collections          39,850,606
                           200 Stevens Drive,
                           Suite 260
                           Lester, PA 19113
Tax-Free Income            Saxon & Company                    Service             100%         41.11%          14.3%
                           PNC Bank                            Shares
                           Attn: Income Collections           450,743
                           200 Stevens Drive,
                           Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           27.6%         15.63%          27.6%
                           Attn: Mutual Funds Department      Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             171,330
                           Saxon & Company                  Institutional        35.1%           .82%          35.1%
                           PNC Bank                            Shares
                           Attn: Income Collections            8,959
                           200 Stevens Drive,
                           Suite 260
                           Lester, PA 19113
                           First Charter National Bank      Institutional        64.9%          1.51%          64.9%
                           Attn: Trust Operations              Shares
                           P.O. Box 228                        16,574
                           Concord, NC 28026
Pennsylvania Tax-Free      Saxon & Company                    Service             100%         22.65%          45.5%
  Income                   PNC Bank                            Shares
                           Attn: Income Collections          1,385,466
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           67.3%         45.61%          67.3%
                           Attn: Mutual Funds                 Investor
                           Department                          Shares
                           100 N. 20th Street                2,789,579
                           Philadelphia, PA 19103
                           Saxon & Company                  Institutional         100%          3.29%           100%
                           PNC Bank                            Shares
                           Attn: Income Collections           202,949
                           200 Stevens Drive,
                           Suite 260
                           Lester, PA 19113

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
                           BHC Securities                     Series B            5.4%           .34%           5.4%
                           Attn: Mutual Funds                 Investor
                           Department                          Shares
                           100 N. 20th Street                  20,695
                           Philadelphia, PA 19103
Short-Term Bond            Saxon & Company                    Service             100%         41.72%           3.3%
                           PNC Bank                            Shares
                           Attn: Income Collections           675,613
                           200 Stevens Drive,
                           Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           62.5%          1.25%          62.5%
                           Attn: Mutual Funds                 Investor
                           Department                          Shares
                           100 N. 20th Street                  20,256
                           Philadelphia, PA 19103
                           MMC&P Inc.                         Series A            5.4%           .11%           5.4%
                           Recordkeeper for Ohio              Investor
                           Feather Co., Inc.                   Shares
                           Profit Sharing Plan                 1,745
                           One Gateway Center,
                           11th Floor
                           Pittsburgh, PA 15222
                           Rafiou Barry & Raye Barry          Series A            8.5%           .17%           8.5%
                           JTWROS                             Investor
                           C/O Halco Mining Inc.               Shares
                           900 Two Allegheny Center            2,765
                           Pittsburgh, PA 15212
                           Saxon & Company                  Institutional        74.9%         42.16%          12.0%
                           PNC Bank                            Shares
                           Attn: Income Collections           682,763
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           Medical Practice Account         Institutional        25.1%         14.12%           4.0%
                           Thomas Jefferson University         Shares
                           Attn: Treasurer's Office           228,736
                           1020 Walnut Street
                           Philadelphia, PA 19107
                           John L. Silk Rollover IRA          Series A           12.3%           .25%          12.3%
                           613 Radcon Street                  Investor
                           Johnstown, PA 15904                 Shares
                                                               3,985
Money Market               BHC Securities,                    Series B            100%          .001%           100%
                           Attn: Mutual Funds Dept.           Investor
                           2005 Market St.                     Shares
                           Phila., PA 19103                    26,947
                           PNC Bank                           Service            76.5%         46.88%          51.3%
                           Attn: Income Collections            Shares
                           200 Stevens Dr., Suite 260       949,865,314
                           Lester, PA 19113
                           PNC Bank Ohio                      Service             6.9%          4.22%           4.6%
                           Attn: Corporate Services            Shares
                           201 E. Fifth St.                  85,409,523
                           Cincinnati, OH 45202
                           PNC Bank                         Institutional         100%         36.86%           100%
                           Attn: Income Collections            Shares
                           Airport Business Center           46,750,724
                           Int'l Court 2
                           200 Stevens Dr.
                           Lester, PA 19113

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
                           Cash Balance Sweeps                Service             9.5%          5.84%           6.4%
                           BHC Securities Inc.                 Shares
                           Attn: Cash Sweeps Dept.           118,233,367
                           2005 Market Street
                           One Commerce Square
                           11th Floor
                           Philadelphia, PA 19103
                           BHC Securities Inc.                Series A           76.8%          1.45%          76.8%
                           FAO Cash Balance Sweeps            Investor
                           Attn: Sweeps Dept.                  Shares
                           2005 Market Street                29,321,266
                           Philadelphia, PA 19103
Government Money Market    PNC Bank                         Institutional        99.8%         17.31%          99.8%
                           Attn: Income Collections            Shares
                           Airport Business Center           122,996,824
                           Int'l Court 2
                           200 Stevens Drive
                           Lester, PA 19113
                           PNC Bank Ohio                      Service             5.3%          4.36%           3.1%
                           Attn: Corporate Services            Shares
                           201 East Fifth Street, 9th        31,011,937
                           Floor
                           Cincinnati, OH 45202
                           PNC Bank                           Service            71.6%         58.96%          41.6%
                           Attn: Income Collections            Shares
                           Airport Business Center           418,937,765
                           Int'l Court 2
                           200 Stevens Drive
                           Lester, PA 19113
                           BHC Securities Inc.                Series A            5.5%           .02%           5.5%
                           FAO Cash Balance Sweeps            Investor
                           Attn: Cash Sweeps Dept.             Shares
                           2005 Market Street                 133,260
                           One Commerce Square
                           11th Floor
                           Philadelphia, PA 19103
                           MMC&P Inc. Recordkeeper,           Series A            9.6%           .03%           9.6%
                           Alex C. Ferguson Inc.              Investor
                           Tax Favored Plan                    Shares
                           One Gateway Center                 234,025
                           11th Floor
                           Pittsburgh, PA 15222-1416
                           MMC&P Inc. Recordkeeper,           Series A            5.8%           .02%           5.8%
                           Stalex/Robeson/Ryan                Investor
                           St. Lawrence Inc.                   Shares
                           401K Plan                          141,477
                           One Gateway Center
                           11th Floor
                           Pittsburgh, PA 15222-1416
                           MMC&P Inc. Recordkeeper,           Series A           32.9%           .11%          32.9%
                           Provident Distributors, Inc.       Investor
                           One Gateway Center                  Shares
                           11th Floor                         801,907
                           Pittsburgh, PA 15222-1416
                           Archibald Douglas III              Series A            9.1%           .03%           9.1%
                           4370 Province Line Road            Investor
                           Princeton, NJ 08540                 Shares
                                                              222,280

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
Municipal Money Market     PNC Bank Pittsburgh                Service            15.9%         13.45%          14.1%
                           Attn: Fund Services                 Shares
                           2d Floor                          41,124,344
                           960 Ft. Duquesne Blvd.
                           Pittsburgh, PA 15222
                           PNC Bank Ohio                      Service             8.3%          7.01%           7.4%
                           201 E. Fifth St.                    Shares
                           Cincinnati, OH 45202              21,425,239
                           PNC Bank                         Institutional        95.3%         14.56%          95.3%
                           Attn: Income Collections            Shares
                           200 Stevens Dr.                   44,507,555
                           Suite 260
                           Lester, PA 19113
                           PNC Bank                           Service            68.3%         57.85%          60.8%
                           Attn: Income Collections            Shares
                           Airport Business Center          176,840,143
                           Int'l Court 2
                           200 Stevens Drive
                           Lester, PA 19113
                           Thomas O. Lloyd                    Series A           16.1%          .001%          16.1%
                           4363 S. Licking Pike               Investor
                           Alexandria, KY 41001                Shares
                                                               3,198
                           Regina M. Henning                  Series A           15.9%          .001%          15.9%
                           1529 So. 28th Street               Investor
                           Philadelphia, PA 19146              Shares
                                                               3,145
                           Harry J. Chmelynski and            Series A           53.8%          .003%          53.8%
                           John D. Chmelynski and             Investor
                           Joseph M. Chmelynski and            Shares
                           Harry J. Chmelynski                 10,664
                           JT TEN WROS
                           224 Dodd Avenue
                           Rehoboth, DE 19971
                           Michael C. Steinhilber and         Series A            8.4%          .001%           8.4%
                           Ginger L. Steinhilber              Investor
                           JT TEN WROS                         Shares
                           228 Mimosa Ln.                      1,656
                           Hatboro, PA 19040
Ohio Municipal Money       BHC Securities                     Series A           86.8%           .29%          86.8%
  Market                   FAO Cash Balance Sweeps            Investor
                           Attn: Cash Sweep Dept.              Shares
                           2005 Market St.                    205,062
                           Phila., PA 19103
                           PNC Bank                           Service            60.9%         43.05%          60.9%
                           Attn: Income Collections            Shares
                           200 Stevens Dr.                   30,335,952
                           Airport Business Center
                           Int'l Court 2
                           Lester, PA 19113
                           Wayco & Co.                      Institutional        20.6%          5.97%          20.6%
                           Wayne County                        Shares
                           National Bank                     4,204,674
                           Stephen E. Kitchen
                           Senior To
                           P.O. Box 550
                           Wooster, OH 44691

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
                           Canat & Co.                      Institutional         9.6%          2.77%           9.6%
                           United National Bank                Shares
                           & Trust Co.                       1,951,300
                           P.O. Box 24190
                           Canton, OH 44701
                           PNC Bank                         Institutional        68.4%         19.82%          68.4%
                           Attn: Income Collections            Shares
                           Airport Business Center           13,968,110
                           Int'l Court 2
                           200 Stevens Drive
                           Lester, PA 19113
                           Cash Balance Sweeps                Service            39.1%         27.64%          39.1%
                           BHC Securities Inc.                 Shares
                           Attn: Cash Sweeps Dept.           19,475,431
                           2005 Market Street
                           Philadelphia, PA 19103
                           Janney Montgomery Scott            Series A           10.4%           .03%          10.4%
                           Omnibus Account                    Investor
                           1801 Market Street                  Shares
                           9th Floor                           24,482
                           Philadelphia, PA 19103
North Carolina             Bond Dept.                         Service            11.8%           .38%          11.8%
  Municipal Money          Centura Bank                        Shares
  Market                   Attn: Pat Langston                 284,800
                           P.O. Box 1220
                           Rocky Mount, NC 27802
                           WACCO                            Institutional        25.2%         24.42%          25.2%
                           United Carolina Bank                Shares
                           Whiteville                        18,520,401
                           P.O. Drawer 632
                           Whiteville, NC 28472
                           First Charter National Bank      Institutional        10.8%         10.50%          10.8%
                           P.O. Box 228                        Shares
                           Concord, NC 28926                 7,961,875
                           McWood & Co.                     Institutional        15.7%         15.14%          15.7%
                           First Citizens Bank                 Shares
                           Attn: Penny Eason                 11,488,129
                           Trust Dept.
                           P.O. Box 29522
                           Raleigh, NC 27626
                           North Carolina Trust Co.         Institutional        16.8%         16.30%          16.8%
                           Dana Petroff                        Shares
                           Trust Acctg. Dept.                12,363,100
                           301 North Elm St.
                           Greensboro, NC 27402
                           PNC Bank                           Service            23.3%           .74%          23.3%
                           Attn: Income Collections            Shares
                           Airport Business Center            561,331
                           Int'l Court 2
                           200 Stevens Drive
                           Lester, PA 19113
                           Mutual Partners Corporate          Service            64.9%          2.07%          64.9%
                           First Charter National Bank         Shares
                           Cash Sweep                        1,567,393
                           P.O. Box 228
                           Concord, NC 28026

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
                           Willbranch & Company             Institutional         5.5%          5.36%           5.5%
                           Branch Banking &                    Shares
                           Trust Company                     4,063,263
                           Attn: Terry Wall/Trust Dept.
                           P.O. Box 1847
                           Wilson, NC 27893
                           Centura Bank                     Institutional        14.0%         13.57%          14.0%
                           Attn: Barbara Landis                Shares
                           P.O. Box 1220                     10,294,668
                           Rocky Mount, NC 27802
                           Central Carolina Bank &          Institutional         5.6%          5.38%           5.6%
                           Trust Co.                           Shares
                           Attn: Trust Operations            4,083,448
                           P.O. Box 30010
                           Durham, NC 27702
                           Robert E. Morris                   Series A           39.2%           .03%          39.2%
                           113 Foothills Dr.                  Investor
                           Horse Shoe, NC 28742                Shares
                                                               20,715
                           Lucia Milano and                   Series A           60.8%           .04%          60.8%
                           Joseph De Muro and                 Investor
                           Mary De Muro JT TEN                 Shares
                           136 Sanair Ct.                      32,100
                           Apex, NC 27502
Pennsylvania               Cash Balance Sweeps                Service            22.9%          8.67%          17.8%
  Municipal Money          BHC Securities Inc.                 Shares
  Market                   Attn: Cash Sweeps Dept.           35,402,521
                           2005 Market Street
                           One Commerce Square
                           11th Floor
                           Phila., PA 19103
                           PNC Bank                           Service            70.9%         26.87%          55.1%
                           Attn: Income Collections            Shares
                           Airport Business Center          109,776,066
                           Int'l Court 2
                           200 Stevens Drive
                           Lester, PA 19113
                           PNC Bank                         Institutional        88.2%         51.50%          88.2%
                           Attn: Income Collections            Shares
                           Airport Business Center          210,418,894
                           Int'l Court 2
                           200 Stevens Drive
                           Lester, PA 19113
                           Janney Montgomery Scott            Series A           91.5%          3.35%          91.5%
                           Omnibus Account                    Investor
                           1801 Market Street                  Shares
                           9th Floor                         13,705,259
                           Philadelphia, PA 19103
                           BHC Securities Inc.                Series A            7.9%           .29%           7.9%
                           FAO Cash Balance Sweeps            Investor
                           Attn: Cash Sweeps Dept.             Shares
                           2005 Market Street                1,178,069
                           One Commerce Square
                           11th Floor
                           Philadelphia, PA 19103
Virginia Municipal         Oldom & Co.                      Institutional        68.8%         66.87%          68.8%
  Money Market             First Virginia Bank Inc.            Shares
                           Trust Investment Dept.            18,373,738
                           Attn: Rose M. Gazes
                           6400 Arlington Blvd.
                           Falls Church, VA 22042

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
                           Warrtrust & Co.                  Institutional         5.6%          5.45%           5.6%
                           F&M Bank -- Peoples                 Shares
                           Attn: Debbie Wharton              1,496,683
                           P.O. Box 93
                           Warrenton, VA 22186
                           Piedmont Company                 Institutional        22.2%         21.53%          22.2%
                           Piedmont Trust Bank                 Shares
                           Attn: Lynn Calaman                5,914,932
                           P.O. Box 4751
                           Martinsville, VA 24115
                           Saxon & Company                    Service             100%          2.85%           100%
                           PNC Bank                            Shares
                           Attn: Income Collections           783,877
                           Airport Business Center
                           Int'l Court 2
                           200 Stevens Drive
                           Lester, PA 19113
Ohio Tax-Free Income       Saxon & Co.                        Service             100%         58.74%           100%
                           PNC Bank                            Shares
                           Attn: Income Collections           505,303
                           200 Stevens Drive
                           Suite 260
                           Lester, PA 19113
                           Saxon & Co.                      Institutional        90.9%          1.76%          90.9%
                           PNC Bank                            Shares
                           Attn: Income Collections            15,108
                           200 Stevens Drive
                           Suite 260
                           Lester, PA 19113
                           Garlow & Co.                     Institutional         9.1%           .18%           9.1%
                           Citizens National Bank              Shares
                           Attn: Jackie Giggs                  1,507
                           12 E. Main Street
                           P.O. Box 69
                           Norwalk, OH 44857
                           BHC Securities                     Series A           82.1%         31.29%          82.1%
                           Attn: Mutual Funds Dept.           Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             269,145
                           BHC Securities Inc.                Series B            9.9%           .12%           9.9%
                           Attn: Mutual Funds Dept.           Investor
                           One Commerce Square                 Shares
                           2005 Market Street                  1,044
                           Suite 1200
                           Philadelphia, PA 19103
                           BHC Securities Inc.                Series B           51.5%           .63%          51.5%
                           Attn: Mutual Funds Dept.           Investor
                           One Commerce Square                 Shares
                           2005 Market Street                  5,449
                           Suite 1200
                           Philadelphia, PA 19103
                           BHC Securities Inc.                Series B           14.6%           .18%          14.6%
                           Attn: Mutual Funds Dept.           Investor
                           One Commerce Square                 Shares
                           2005 Market Street                  1,544
                           Suite 1200
                           Philadelphia, PA 19103

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
                           BHC Securities Inc.                Series B           19.4%           .24%          19.4%
                           Attn: Mutual Funds Dept.           Investor
                           One Commerce Square                 Shares
                           2005 Market Street                  2,049
                           Suite 1200
                           Philadelphia, PA 19103
Intermediate-Term Bond     Saxon & Co.                      Institutional        93.6%         75.63%          93.6%
                           PNC Bank                            Shares
                           Attn: Income Collections          16,241,643
                           200 Stevens Drive
                           Suite 260
                           Lester, PA 19113
                           Saxon & Co.                        Service             100%         18.84%           100%
                           PNC Bank                            Shares
                           Attn: Income Collections          4,046,722
                           200 Stevens Drive
                           Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           40.7%           .14%          40.7%
                           Attn: Mutual Funds Dept.           Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103              30,216
                           MMC&P Inc. Recordkeeper,           Series A           15.3%           .05%          15.3%
                           Dairy Farms Profit                 Investor
                           Sharing Plan                        Shares
                           One Gateway Center                  11,325
                           11th Floor
                           Pittsburgh, PA 15222-1416
                           MMC&P Inc. Recordkeeper,           Series A           25.9%           .09%          25.9%
                           Wolfers Service Station            Investor
                           Money Purchase Pension Plan         Shares
                           One Gateway Center                  19,243
                           11th Floor
                           Pittsburgh, PA 15222-1416
                           MMC&P Recordkeeper for             Series A            8.6%           .03%           8.6%
                           Central Cambria                    Investor
                           Drilling Co.                        Shares
                           401K Profit Sharing Plan            6,357
                           One Gateway Center
                           11th Floor
                           Pittsburgh, PA 15222-1416
Government Income          BHC Securities                     Series A           91.1%         21.78%          91.1%
                           100 N. 20th St.                    Investor
                           Phila., PA 19103                    Shares
                                                              275,902
Intermediate               Saxon & Co.                      Institutional        94.4%         65.23%          94.4%
  Government               PNC Bank                            Shares
                           Attn: Income Collections          12,498,625
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           Saxon & Co.                        Service             100%         25.88%           100%
                           PNC Bank                            Shares
                           Attn: Income Collections          4,958,812
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           78.2%          3.95%          78.2%
                           Attn: Mutual Funds Dept.           Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             756,115

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
International              BHC Securities                     Series A           88.2%          4.46%          88.2%
  Emerging Markets         Attn: Mutual Funds Dept.           Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             273,497
                           First Charter                    Institutional         8.3%          5.32%           8.3%
                           National Bank                       Shares
                           Attn: Trust Operations             326,244
                           P.O. Box 228
                           Concord, NC 28026
                           Saxon & Co.                        Service            99.4%         30.64%          99.4%
                           PNC Bank                            Shares
                           Attn: Income Collections          1,878,985
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           Saxon & Co.                      Institutional        91.7%         58.77%          91.7%
                           PNC Bank                            Shares
                           Attn: Income Collections          3,603,483
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
Growth Equity              Saxon & Co.                      Institutional        99.8%         72.65%          99.8%
                           PNC Bank                            Shares
                           Attn: Income Collections          18,049,875
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           Saxon & Co.                        Service            99.9%         24.09%          32.8%
                           PNC Bank                            Shares
                           Attn: Income Collections          5,985,272
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           42.5%          1.31%          42.5%
                           Attn: Mutual Funds Dept.           Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             324,254
                           MMC&P Inc. Recordkeeper            Series A            5.2%           .16%           5.2%
                           Less Tool & Die 401K Plan          Investor
                           One Gateway Center                  Shares
                           11th Floor                          39,717
                           Pittsburgh, PA 15222-1416
Index Equity               Saxon & Co.                      Institutional        92.7%         56.39%          92.7%
                           PNC Bank                            Shares
                           200 Stevens Drive, Suite 260      7,457,590
                           Lester, PA 19113
                           Saxon & Co.                        Service             100%         35.45%           100%
                           PNC Bank                            Shares
                           Attn: Income Collections          4,689.056
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           55.4%          2.07%          55.4%
                           Attn: Mutual Funds Dept.           Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             273,894
                           MMC&P Inc. Recordkeeper            Series A            6.3%           .23%           6.3%
                           Optimum Group                      Investor
                           401K Profit Sharing Plan            Shares
                           One Gateway Center                  31,007
                           11th Floor
                           Pittsburgh, PA 15222-1416

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
Small Cap Value Equity     BHC Securities                     Series A           58.3%          4.98%          58.3%
                           Attn: Mutual Fund Dept.            Investor
                           100 N. 20th St.                     Shares
                           Phila., PA 19103                   825,073
                           Saxon & Co.                        Service             100%         24.69%           100%
                           PNC Bank                            Shares
                           200 Stevens Drive                 4,088,974
                           Suite 260
                           Lester, PA 19113
                           Saxon & Co.                      Institutional        85.8%         56.78%          85.8%
                           PNC Bank                            Shares
                           Attn: Income Collections          9,404,922
                           200 Stevens Drive
                           Suite 260
                           Lester, PA 19113
                           Alex Brown & Sons                  Series A            7.3%           .62%           7.3%
                           P.O. Box 1346                      Investor
                           Baltimore, MD 21203                 Shares
                                                              102,589
                           BHC Securities Inc.                Series B            6.0%           .04%           6.0%
                           Attn: Mutual Funds                 Investor
                           One Commerce Square                 Shares
                           2005 Market Street                  6,090
                           Suite 1200
                           Philadelphia, PA 19102
International Equity       Saxon & Co.                      Institutional        94.4%         67.65%          94.4%
                           PNC Bank                            Shares
                           Attn: Income Collections          22,537,472
                           200 Stevens Drive
                           Suite 260
                           Lester, PA 19113
                           Saxon & Co.                        Service            99.9%         24.13%          70.6%
                           PNC Bank                            Shares
                           Attn: Income Collections          8,040,068
                           200 Stevens Drive
                           Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           59.7%          2.35%          59.7%
                           Attn: Mutual Funds Dept.           Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             781,878
Balanced                   BHC Securities                     Series A           66.4%         24.52%          66.4%
                           Attn: Mutual Fund Dept.            Investor
                           100 N. 20th St.                     Shares
                           Phila., PA 19103                  3,245,497
                           Saxon & Co.                      Institutional        97.8%         13.15%          97.8%
                           PNC Bank                            Shares
                           Attn: Income Collections          1,740,056
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           Saxon & Co.                        Service             100%         47.84%          71.8%
                           PNC Bank                            Shares
                           Attn: Income Collections          6,331,285
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
                           BHC Securities Inc.                Series B            5.9%           .10%           5.9%
                           Attn: Mutual Funds Dept.           Investor
                           One Commerce Square                 Shares
                           2005 Market Street                  13,842
                           Suite 1200
                           Philadelphia, PA 19103
Value Equity               Saxon & Co.                        Service             100%         24.73%          33.9%
                           PNC Bank                            Shares
                           Attn: Income Collections          12,305,006
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           Saxon & Co.                      Institutional        91.1%         66.30%          91.1%
                           PNC Bank                            Shares
                           Attn: Income Collections          32,989,984
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           61.8%          1.53%          61.8%
                           Attn: Mutual Funds Dept.           Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             763,172
Small Cap Growth Equity    Saxon & Co.                      Institutional        91.2%         62.30%          91.2%
                           PNC Bank                            Shares
                           Attn: Income Collections          9,400,946
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           Saxon & Co.                        Service             100%         28.60%          70.3%
                           PNC Bank                            Shares
                           Attn: Income Collections          4,316,027
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           76.0%          2.60%          76.0%
                           Attn: Mutual Funds Dept.           Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             393,012
Core Equity                Saxon & Co.                      Institutional        99.1%         72.10%          99.1%
                           PNC Bank                            Shares
                           Attn: Income Collections          19,835,645
                           200 Stevens Drive
                           Suite 260
                           Lester, PA 19113
                           Saxon & Co.                        Service            99.9%         25.99%          99.9%
                           PNC Bank                            Shares
                           Attn: Income Collections          7,150,417
                           200 Stevens Drive, Suite 260
                           Lester, PA 19113
                           BHC Securities                     Series A           54.2%           .66%          54.2%
                           Attn: Mutual Funds Dept.           Investor
                           100 N. 20th Street                  Shares
                           Philadelphia, PA 19103             180,589
                           MMC&P Inc. Recordkeeper,           Series A            8.0%           .10%           8.0%
                           Dairy Farms Profit                 Investor
                           Sharing Plan                        Shares
                           One Gateway Center                  26,687
                           11th Floor
                           Pittsburgh, PA 15222-1416
                           MMC&P Inc. Recordkeeper            Series A            9.1%           .11%           9.1%
                           Caldwells Windoware                Investor
                           401K Profit Sharing Plan            Shares
                           One Gateway Center, 11th Floor      30,426
                           Pittsburgh, PA 15222-1416

                                                                                            PERCENTAGE
                                                                                                OF
                                                                             PERCENTAGE      PORTFOLIO      PERCENTAGE
                                                              CLASS AND       OF CLASS        SHARES         OF CLASS
                                                              AMOUNT OF       OWNED ON       OWNED ON        OWNED ON
        PORTFOLIO                 NAME AND ADDRESS          SHARES OWNED     RECORD DATE    RECORD DATE    CONSUMMATION
-------------------------  ------------------------------   -------------    -----------    -----------    ------------
                           MMC&P Inc. Recordkeeper            Series A            9.1%           .11%           9.1%
                           Wolfe Shuman Profit                Investor
                           Sharing Plan                        Shares
                           One Gateway Center                  30,366
                           11th Floor
                           Pittsburgh, PA 15222-1416
                           MMC&P Inc. Recordkeeper            Series A            6.4%           .08%           6.4%
                           Baumfolder Corporation             Investor
                           401K Plan                           Shares
                           One Gateway Center                  21,151
                           11th Floor
                           Pittsburgh, PA 15222-1416

     At the record date for the Compass Meeting, Midlantic held of record 89.5%, 89.9%, 48.5%, 83.5%, 86.7%, 91.3%, 92.0%, 92.3% and 93.5% of the outstanding shares of the Compass New Jersey Municipal Money Market Fund, Municipal Bond Fund, New Jersey Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Equity Income Fund, Small Company Fund, Short/Intermediate Fund, Fixed Income Fund and International Equity Fund, respectively, and substantially all of the outstanding shares of the other Compass Portfolios. In addition, at that date Midlantic held investment and/or voting power with respect to a majority of the outstanding shares of each Compass Portfolio. The table below shows the name, address and share ownership of each other person who may have possessed at that date sole or shared voting or investment power with respect to more than 5% of the outstanding shares of the Compass Portfolios. The table also shows the percentage of Service Shares of the corresponding PNC Portfolios that would be owned by these persons upon the consummation of the Compass and BIT Transactions based on their holdings at the record date.

                                                                                 PERCENTAGE OF
                                                                               COMPASS PORTFOLIO    PERCENTAGE OF PNC
                                                                AMOUNT OF       SHARES OWNED ON      SERVICE SHARES
           PORTFOLIO                  NAME AND ADDRESS         SHARES OWNED       RECORD DATE       UPON CONSUMMATION
-------------------------------  ---------------------------   ------------    -----------------    -----------------
Municipal Money Market           Martha Megerle Special          2,352,180            7.3%                 0.81%
                                 4 Headquarters Plaza North
                                 Morristown, NJ 07960
New Jersey Municipal Money       Wilson Kaplen                   3,761,767            8.2%                 8.20%
                                 100 Hugenot Avenue
                                 Englewood, NJ 07631
                                 Lillian Lewis                   3,073,590            6.7%                 6.70%
                                 1350 Hudson Road
                                 Teaneck, NJ 07666
Pennsylvania Municipal           Healthcare Services Group      11,623,596           26.1%                 5.83%
  Money Market                   2643 Huntingdon Pike
                                 Huntingdon Valley, PA 19006
                                 Harold Honickman                9,306,212           20.9%                 4.67%
                                 8275 US Rt. 130
                                 Pennsauken, NJ 08110
Cash Reserve                     Carrier --                     55,257,675            9.1%                 2.99%
                                 ILA Container Royalty
                                 One Evertrust Plaza 3rd Pl.
                                 Jersey City, NJ 07302
                                 Princeton Insurance Company    50,388,542            8.3%                 2.72%
                                 746 Alexander Road
                                 Princeton, NJ 08543
Pennsylvania Municipal Bond      Helen Annette Segnere             113,853            6.6%                 3.59%
                                 600 Rosedale Drive
                                 Pottstown, PA 19464

                                                                                 PERCENTAGE OF
                                                                               COMPASS PORTFOLIO    PERCENTAGE OF PNC
                                                                AMOUNT OF       SHARES OWNED ON      SERVICE SHARES
           PORTFOLIO                  NAME AND ADDRESS         SHARES OWNED       RECORD DATE       UPON CONSUMMATION
-------------------------------  ---------------------------   ------------    -----------------    -----------------
                                 Donald Z. Wade Trust               91,033            5.3%                 2.87%
                                 710 Delaware Drive
                                 P.O. Box 145
                                 Matamoras, PA 18336
Equity Income                    Midlantic Retirement Plan       4,179,657           17.2%                11.37%
                                 Midlantic Bank, N.A.
                                 P.O. Box 600
                                 Edison, NJ 08818
Growth                           Midlantic Retirement Plan       4,396,068           36.0%                25.65%
                                 Midlantic Bank, N.A.
                                 P.O. Box 600
                                 Edison, NJ 08818
                                 Midlantic Savings &               645,873            5.3%                 3.77%
                                 Investment Plan
                                 P.O. Box 600
                                 Edison, NJ 08818
Small Company                    Midlantic Retirement Plan       1,140,039           52.4%                15.45%
                                 Midlantic Bank, N.A.
                                 P.O. Box 600
                                 Edison, NJ 08818
                                 Hatfield Quality Meats            199,646            9.2%                 2.71%
                                 2700 Funks Road
                                 P.O. Box 902
                                 Hatfield, PA 19440
International Equity             Midlantic Retirement Plan       1,189,744           33.9%                10.43%
                                 Midlantic Bank, N.A.
                                 P.O. Box 600
                                 Edison, NJ 08818
                                 Huls Salaried Retirement          282,713            8.1%                 2.48%
                                 Huls America, Inc.
                                 220 Davidson Road
                                 Somerset, NJ 08875
U.S. Treasury                    Market Transition              37,461,926            8.9%                 3.72%
                                 Facility of NJ
                                 293 Eisenhower Parkway
                                 Livingston, NJ 07039
Balanced                         Midlantic Retirement Plan       1,106,900           36.4%                10.29%
                                 Midlantic Bank, N.A.
                                 P.O. Box 600
                                 Edison, NJ 08818
                                 Market Source 401K                231,632            7.6%                 2.51%
                                 10 Abeel Road
                                 Cranbury, NJ 08512
                                 Wood Press                        225,395            7.4%                 2.10%
                                 Profit Sharing Plan
                                 515 East 41st Street
                                 Paterson, NJ 07509
Short/Intermediate               Midlantic Retirement Plan       2,608,101           14.1%                13.62%
                                 Midlantic Bank, N.A.
                                 P.O. Box 600
                                 Edison, NJ 08818
Fixed Income                     Midlantic Retirement Plan       6,532,018           27.6%                 27.6%
                                 Midlantic Bank, N.A.
                                 P.O. Box 600
                                 Edison, NJ 08818

                                                                                 PERCENTAGE OF
                                                                               COMPASS PORTFOLIO    PERCENTAGE OF PNC
                                                                AMOUNT OF       SHARES OWNED ON      SERVICE SHARES
           PORTFOLIO                  NAME AND ADDRESS         SHARES OWNED       RECORD DATE       UPON CONSUMMATION
-------------------------------  ---------------------------   ------------    -----------------    -----------------
International Fixed Income       Midlantic Retirement Plan       1,699,188           43.8%                 43.8%
                                 Midlantic Bank, N.A.
                                 P.O. Box 600
                                 Edison, NJ 08818
                                 Huls Salaried Retirement          324,977            8.4%                  8.4%
                                 Huls America, Inc.
                                 220 Davidson Road
                                 Somerset, NJ 08875
                                 Verona Construction Company       230,925            6.0%                  6.0%
                                 1201 N. Market Street
                                 Suite 1705
                                 Wilmington, DE 19801

     The table below shows the name, address and share ownership of each person who may have owned of record, or held sole or shared voting or investment power with respect to, more than 5% of the outstanding shares of the BIT Portfolios at the record date for the BIT Meeting. The table also shows the percentage of Institutional Shares of the corresponding PNC Portfolios that would be owned by these persons upon consummation of the Compass and BIT Transactions based on their holdings at the record date.

                                                                               PERCENTAGE OF BIT    PERCENTAGE OF PNC
                                                                               PORTFOLIO SHARES       INSTITUTIONAL
                                                                AMOUNT OF          OWNED ON              SHARES
           PORTFOLIO                  NAME AND ADDRESS         SHARES OWNED       RECORD DATE       UPON CONSUMMATION
-------------------------------  ---------------------------   ------------    -----------------    -----------------
Short Duration                   Saxon & Co.                      565,463            12.02%               10.10%
                                 FBO HA Inc.
                                 P.O. Box 7780-1888
                                 Philadelphia, PA 19182
                                 Saxon & Co.                      921,384            19.58%               16.45%
                                 FBO HC Insurance
                                 P.O. Box 7780-1888
                                 Philadelphia, PA 19182
                                 First National Bank              364,089             7.74%                6.50%
                                 Maryland
                                 Custodian for Mercersberg
                                 Academy
                                 Securities Processing
                                 101-610
                                 P.O. Box 1596
                                 Baltimore, MD 21203
                                 Saxon & Co.                    1,873,087            39.81%               33.45%
                                 FBO 33 Hunielity/Mary
                                 Venture
                                 A/C 10-01-001-0595447
                                 P.O. Box 7780-1888
                                 Philadelphia, PA 19182
Core Fixed Income                Union of American Hebrew         586,755            13.41%               13.41%
                                 Congregation Endowment Fund
                                 Attn: Paul Rockfeld
                                 838 Fifth Avenue
                                 New York, NY 10021
                                 Mellon Bank, N.A.                336,268             7.69%                7.69%
                                 MAC & Co. 502-502
                                 P.O. Box 215
                                 Pittsburgh, PA 15230
                                 Edward Lowe Charitable           519,820            11.88%               11.88%
                                 Remainder Unitrust 1992
                                 P.O. Box 385
                                 Cassopolk, MI 49031
                                 Charles Schwab & Co. Inc.        912,313            20.85%               20.85%
                                 101 Montgomery St.
                                 San Francisco, CA 94104

                                                                               PERCENTAGE OF BIT    PERCENTAGE OF PNC
                                                                               PORTFOLIO SHARES       INSTITUTIONAL
                                                                AMOUNT OF          OWNED ON              SHARES
           PORTFOLIO                  NAME AND ADDRESS         SHARES OWNED       RECORD DATE       UPON CONSUMMATION
-------------------------------  ---------------------------   ------------    -----------------    -----------------
                                 Saxon & Co.                      507,775            11.61%               11.61%
                                 FBO Landmarks
                                 Financial Corp.
                                 P.O. Box 7780-1888
                                 Philadelphia, PA 19182
Multi-Sector Mortgage            Harris Trust & Savings Bank      107,686             99.98                 100%
  Securities Portfolio III       Trustee for Ameritech
                                 Pension Trust
                                 Attn: Patricia Melton
                                 111 West Monroe SW
                                 Chicago, IL 60603

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Under this definition, PNC Bank Corp. and its affiliates may be deemed to be controlling persons of PNC and Midlantic may be deemed to be a controlling person of Compass. At November 1, 1995, the trustees and officers of PNC, Compass and BIT as a group owned beneficially less than 1% of the outstanding shares of each of the investment portfolios of PNC, Compass and BIT, respectively.

     PNC and Compass have been advised by Midlantic that for Midlantic Trust Department accounts the voting process shall be as follows: (i) for those accounts, other than the accounts established for Midlantic's own employee benefit plans and for which Midlantic is Trustee, where there is a designated individual to receive prospectuses, annual, and semi-annual reports, proxies, and other disclosure documents, such designated individuals shall be entitled to vote the shares belonging to such accounts; (ii) with respect to the accounts established for Midlantic's own employee benefit plans, Midlantic shall vote such shares in the same proportion as shares owned by other fiduciary accounts maintained by the Midlantic Trust Department, except if Midlantic concludes that the best interest of the plans and their participants requires that said shares be voted directly by it or another, independent fiduciary, and (iii) for those accounts where there is no designated individual to vote or such designated individual fails to vote, Midlantic will cast votes for such shares reflexively.

     Midlantic Corporation has agreed with PNC Bank Corp. to cause Midlantic to seek to obtain the approval of the trustees and shareholders of Compass of the Interim Agreements and the Compass Agreement.

                        ADDITIONAL INFORMATION ABOUT PNC

     The business and affairs of PNC are managed under the direction of its Board of Trustees. Currently, PIMC is the investment adviser for each PNC Portfolio. As stated above, it is expected that after the consummation of the Compass Transaction and BIT Transaction, PAMG will be the investment adviser for each PNC Portfolio except the PNC Multi-Sector Mortgage Securities Portfolio
III. BlackRock will serve as the investment adviser for that PNC Portfolio. The adviser for a PNC Portfolio is responsible for the overall management of that Portfolio. The sub-adviser for a PNC Portfolio is responsible for the day-to-day management of the particular Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. The sub-adviser also provides research and credit analysis as well as certain other services. Brokerage transactions for the PNC Portfolios may be directed through broker/dealers that have entered into selling agreements with PNC's distributor, subject to the requirements of best execution. As adviser for the PNC Multi-Sector Mortgage Securities Portfolio III, BlackRock provides all of the advisory and sub-advisory services described above for that Portfolio. After the Effective Times of the respective Transactions, it is contemplated that Kevin Klingert will be primarily responsible for the management of the PNC New Jersey Tax-Free Income Portfolio and that Messrs. Keith Anderson and Robert S. Kapito will be primarily responsible for the management of the PNC Core Fixed Income Portfolio and PNC Multi-Sector Mortgage Securities Portfolio III. Mr. Klingert has been with BlackRock since 1991 and is a Principal,

Portfolio Manager and member of BlackRock's Investment Strategy Committee. Previously, Mr. Klingert was an Assistant Vice President at Merrill, Lynch, Pierce, Fenner & Smith. Mr. Anderson serves as a Managing Director of BlackRock and co-head of its Portfolio Management Group. Mr. Kapito serves as Vice Chairman of BlackRock and co-head of BlackRock's Portfolio Management Group. Information about the portfolio managers of the other PNC Portfolios is contained in their prospectuses.

     It is expected that after the Effective Time of the respective Transactions, Compass Capital Group, Inc. ("CCGI"), PFPC Inc. ("PFPC"), indirect wholly-owned subsidiaries of PNC Bank Corp., and Provident Distributors, Inc. ("PDI"), will serve as PNC's co-administrators. CCGI and PFPC are affiliates of PAMG. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd. As co-administrators, CCGI, PFPC and PDI will generally assist PNC in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting.

     Expenses are deducted from the total income of each PNC Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, investment advisory, administration, custodial and transfer agency fees; fees and expenses of officers and trustees who are not affiliated with PNC's investment adviser or distributor or any of their affiliates; taxes; interest; professional fees; servicing fees; fees and expenses for registering and qualifying PNC and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing them to existing shareholders; expenses related to shareholder reports, meetings and proxy solicitations; fidelity bond and trustees and officers liability insurance premiums; expenses of independent pricing services; and other expenses which are not expressly assumed by PNC's service providers.

     Purchases and redemptions of Service Shares and Institutional Shares of the PNC Portfolios are effected at the net asset value per share next determined after an order is received by PNC's transfer agent. PNC's taxable and tax-exempt money market portfolios calculate their per share net asset value as of 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) on each weekday that both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open ("Business Day"), and the other PNC Portfolios calculate their per share net asset value as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. Net asset value is determined by adding the market value or fair value (if market quotations are not readily available) of the securities, cash and other assets allocated to a particular class of shares, subtracting the liabilities allocated to that class, and dividing by the total number of the shares of that class that are outstanding. Amortized cost valuation, rather than market valuation, is used by PNC for its taxable and tax-exempt money market funds and for debt obligations with 60 days or less remaining to maturity.

     Each PNC Portfolio intends to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to the shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are "exempt interest dividends" or are treated as a return of capital). PNC will inform shareholders at least annually of the amount and nature of the distributions of income and gains made to them.

     Information about the PNC Portfolios is included herein and in the PNC prospectuses accompanying this Combined Proxy Statement/Prospectus, which are incorporated by reference herein. Additional information about the PNC Portfolios is included in the statement of additional information related to this Combined Proxy Statement/Prospectus and in PNC's statement of additional information dated July 24, 1995 (as supplemented to the date hereof), which have been filed with the SEC. A copy of these statements of additional information may be obtained without charge by calling 1-800-821-7432. PNC is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the offices of PDI at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. In addition, these materials can be inspected and copied at the

SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of these materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     Financial highlights for certain PNC Portfolios for the six-month period ended March 31, 1995 are attached to this Combined Proxy Statement/Prospectus as Appendix VI.

     Information in this Combined Proxy Statement/Prospectus and the other documents mentioned above concerning PNC was provided by PNC.

                      ADDITIONAL INFORMATION ABOUT COMPASS

     Information about the Compass Portfolios is included in its prospectuses and statement of additional information dated July 1, 1995 (as supplemented to the date hereof), copies of which may be obtained without charge by writing or calling Compass at the address and telephone number shown on the cover page of this Combined Proxy Statement/Prospectus. Reports and other information filed by Compass can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 77 Park Place, New York, New York 10007, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621-2511. Copies of these materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     Information in this Combined Proxy Statement/Prospectus and the other documents mentioned above concerning Compass was provided by Compass.

                        ADDITIONAL INFORMATION ABOUT BIT

     Information about the BIT Portfolios is included in its prospectuses and statement of additional information dated October 31, 1995 (as supplemented to the date hereof), copies of which may be obtained without charge by writing or calling BIT at the address and telephone number shown on the cover page of this Combined Proxy Statement/Prospectus. Reports and other information filed by BIT can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 77 Park Place, New York, New York 10007, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621-2511. Copies of these materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     Information in this Combined Proxy Statement/Prospectus and the other documents mentioned above concerning BIT was provided by BIT.

               ADDITIONAL INFORMATION ABOUT INVESTMENT ADVISERS,
                        DISTRIBUTORS AND ADMINISTRATORS

     PAMG, PIMC, PCM, PEAC, BLACKROCK AND MORGAN GRENFELL. PIMC's principal offices are located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PCM's principal offices are located at 1700 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103. PEAC's principal offices are located at 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103. BlackRock's principal offices are located at 345 Park Avenue, New York, New York 10154. Each of these companies is registered as an investment adviser under the Investment Advisers Act of 1940.

     PIMC, PCM, PEAC and BlackRock are wholly-owned corporate subsidiaries of PAMG. All of the capital stock of PAMG, which is located at 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103, is owned by PNC Bank. All of the capital stock of PNC Bank, which has principal offices at Broad and

Chestnut Streets, Philadelphia, Pennsylvania 19101, is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc., which is located at 3411 Silverside Road, Wilmington, Delaware 19810, is owned by PNC Bank Corp. PNC Bank Corp. is a publicly held bank holding company with principal offices at 5th and Wood Streets, Pittsburgh, Pennsylvania 15265.

     BlackRock Financial Management L.P. (the predecessor of BlackRock) sold its business to PAMG on February 28, 1995. At the time of the sale, BlackRock Financial Management L.P. changed from a limited partnership to a corporation and changed its name to BlackRock Financial Management Inc.

     To PNC's knowledge, no person owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of PNC Bank Corp. at September 29, 1995.

     The name and principal occupation of the principal executive officer and each director of PAMG as of October 12, 1995 were as follows: Richard C. Caldwell, Chairman of PAMG and Executive Vice President of PNC Bank Corp.; J. Richard Carnall, Chairman of PIMC and Executive Vice President, PNC Bank, N.A.; Young D. Chin, Chairman and Chief Executive Officer of PCM; Robert J. Christian, Chief Investment Officer of PNC Bank, N.A.; Vincent J. Ciavardini, President, Chief Financial Officer and Director of PFPC Inc., Senior Vice President of PIMC; Laurence D. Fink, Chairman and Chief Executive Officer of BlackRock; Ralph
L. Schlosstein, President of BlackRock; and Thomas Whitford, Senior Vice President of PAMG. All of the above persons may be reached c/o PAMG, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103.

     The name and principal occupation of the principal executive officer and each director of PIMC as of October 12, 1995 were as follows: J. Richard Carnall, Chairman of PIMC and Executive Vice President, PNC Bank, N.A.; Richard
C. Caldwell, Executive Vice President, PNC Bank Corp.; Richard L. Smoot, President and Chief Executive Officer, PNC Bank, N.A. (Philadelphia); Joseph N. Sgroi, Jr., Vice President and Secretary, PNC Bank, Delaware, N.A.; and Thomas
H. Nevin, President and Chief Investment Officer. All of the above persons may be reached c/o PIMC, 400 Bellevue Parkway, Wilmington, Delaware 19809.

     The name and principal occupation of the principal executive officer and each director of PCM as of October 12, 1995 were as follows: Young D. Chin, President and Chief Executive Officer of PCM; Richard C. Caldwell, Executive Vice President of PNC Bank Corp.; Ernest E. Cecilia, Chief Investment Officer, President and Chief Executive Officer of PEAC; Robert J. Christian, Chief Investment Officer of PNC Bank, N.A.; Timothy M. Alles, Chief Financial Officer and Treasurer of PEAC; and Lynn K. Shipman, Secretary of PCM. All of the above persons may be reached c/o PCM, 1700 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103.

     The name and principal occupation of the principal executive officer and each director of PEAC as of October 12, 1995 were as follows: Ernest E. Cecilia, Chief Investment Officer, President and Chief Executive Officer of PEAC; Timothy
M. Alles, Chief Financial Officer and Treasurer of PEAC; Richard C. Caldwell, Executive Vice President of PNC Bank Corp.; Young D. Chin, President and Chief Executive Officer of PCM; Robert J. Christian, Chief Investment Officer of PNC Bank, N.A.; Lisa P. Howard, Chief Compliance Officer of PEAC; Leah L. Tompkins, Secretary and Chief Legal Counsel of PEAC; and Thomas H. O'Brien, Chief Executive Officer of PNC Bank Corp. All of the above persons may be reached c/o PEAC, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103.

     The name and principal occupation of the principal executive officers and each director of BlackRock as of October 12, 1995 were as follows: Laurence D. Fink, Chairman and Chief Executive Officer; Ralph L. Schlosstein, President; and Richard C. Caldwell, Executive Vice President of PNC Bank Corp. All of the above may be reached c/o BlackRock, 345 Park Avenue, New York, New York 10154.

     Morgan Grenfell Investment Services Limited ("Morgan Grenfell") is located at 20 Finsbury Circus, London, ECZM 1NB England. Morgan Grenfell is a registered investment adviser under the Investment Advisers Act of 1940. Morgan Grenfell is a wholly-owned subsidiary of Morgan Grenfell Asset Management ("MGAM"), which is located at 20 Finsbury Circus, London, ECZM 1NB England. MGAM is a wholly-owned subsidiary of Morgan Grenfell Group, P.L.C. ("MGG"), which is located at 23 Great Winchester

Street, London EC2P 2AX England. MGG is in turn a wholly-owned subsidiary of Deutsche Bank, A.G., a German financial services conglomerate, which is located at Taunusanlage 12, 60325 Frankfurt, Germany.

     The name and principal occupation of the principal executive officers and each director of Morgan Grenfell as of October 12, 1995 were as follows: Graham David Bamping, Director; Michael Bullock, Chairman and Chief Investment Officer; Patrick William Wynn Disney, Chief Executive; Martin Alexander Hall, Director; Julian Ross Johnston, Director; Ian Donald Kelson, Director; Richard Llewelyn, Director; Jeremy Goulding Lodwick, Director; William Gethin Mayrick Thomas, Director; Patrick Nicholas Charles Walker, Director; Stephen Andrew Jonathan Ward, Director; and Alan Michael Wheatley, Director. All of the above persons may be reached c/o Morgan Grenfell, 20 Finsbury Circus, London ECZM 1NB England.

     OTHER INVESTMENT COMPANIES ADVISED BY PIMC, PEAC, PCM, BLACKROCK AND MORGAN GRENFELL. The tables below set forth certain information concerning other investment companies that have similar investment objectives for which PIMC, PEAC, PCM, BlackRock and Morgan Grenfell act as investment adviser or sub-adviser, and describe the existing fee agreements with these companies as of August 31, 1995. PIMC, PEAC, PCM, BlackRock and Morgan Grenfell were waiving, as of the date of this Combined Proxy Statement/Prospectus, some or all of the fees payable by certain of the companies listed below. Those waivers are not reflected in the tables. As of the date of this Combined Proxy Statement/Prospectus, PAMG did not serve as investment adviser or sub-adviser to any investment company.

                               PIMC ADVISED FUNDS

                                         NET ASSETS
                                            AS OF
     NAME OF INVESTMENT COMPANY        AUGUST 31, 1995                   ANNUAL FEE
          AND/OR PORTFOLIO                 (000S)              (BASED ON AVERAGE NET ASSETS)
-------------------------------------  ---------------    ----------------------------------------
Independence Square Income                $  33,064       .20% of net assets.
  Securities Inc.
The PNC Fund, Index Equity Portfolio      $ 249,021       .20% of net assets.
The PNC Fund, Small Cap Value Equity      $ 246,496       .55% of the first $1 billion;
  Portfolio                                               .50% of the next $1 billion;
                                                          .475% of the next $1 billion;
                                                          .45% of net assets over $3 billion.
The PNC Fund, Core Equity Portfolio       $ 247,327       Same as PNC Small Cap Value Equity
                                                          Portfolio.
The PNC Fund, International Emerging      $  45,288       1.25% of the first $1 billion;
  Markets Portfolio                                       1.20% of the next $1 billion;
                                                          1.155% of the next $1 billion;
                                                          1.10% of net assets over $3 billion.
The PNC Fund, Managed Income              $ 563,512       .50% of the first $1 billion;
  Portfolio                                               .45% of the next $1 billion;
                                                          .425% of the next $1 billion;
                                                          .40% of net assets over $3 billion.
The PNC Fund, Intermediate Government     $ 192,356       Same as PNC Managed Income Portfolio.
  Portfolio
The PNC Fund, Intermediate-Term Bond      $ 158,727       Same as PNC Managed Income Portfolio.
  Portfolio
The PNC Fund, Government Income           $  12,559       Same as PNC Managed Income Portfolio.
  Portfolio
Provident Institutional Funds, Inc.       $  81,340       .40% of net assets.
  Short Duration Fund
Provident Institutional Funds, Inc.       $  20,573       .40% of net assets.
  Intermediate Duration Fund

                                         NET ASSETS
                                            AS OF
     NAME OF INVESTMENT COMPANY        AUGUST 31, 1995                   ANNUAL FEE
          AND/OR PORTFOLIO                 (000S)              (BASED ON AVERAGE NET ASSETS)
-------------------------------------  ---------------    ----------------------------------------
Municipal Fund for Temporary              $   6,432       .20% of net assets.
  Investment Intermediate Municipal
  Fund Portfolio
Municipal Fund for Temporary              $ 712,642       .175% of the first $1 billion;
  Investment MuniFund Portfolio                           .15% of the next $1 billion;
                                                          .125% of the next $1 billion;
                                                          .1% of the next $1 billion;
                                                          .095% of the next $1 billion;
                                                          .09% of the next $1 billion;
                                                          .085% of the next $1 billion;
                                                          .08% of net assets over $7 billion.
Municipal Fund for Temporary              $ 406,890       Same as MuniFund Portfolio.
  Investment MuniCash Portfolio
Trust for Federal Securities, Federal     $ 289,683       .175% of the first $1 billion of the
  Trust Fund                                              combined net assets of FedFund, T-Fund,
                                                          FedCash Fund, T-Cash Fund, Federal Trust
                                                          Fund and Treasury Trust Fund;
                                                          .150% of the next $1 billion;
                                                          .125% of the next $1 billion;
                                                          .100% of the next $1 billion;
                                                          .095% of the next $1 billion;
                                                          .090% of the next $1 billion;
                                                          .085% of the next $1 billion;
                                                          .080% of combined net assets over $7
                                                          billion.
Trust for Federal Securities, FedCash     $ 429,340       Same as Federal Trust Fund.
  Fund
Trust for Federal Securities,             $1,275,889      Same as Federal Trust Fund.
  Treasury Trust Fund
Trust for Federal Securities, T-Fund      $1,393,108      Same as Federal Trust Fund.
Trust for Federal Securities, T-Cash      $ 478,584       Same as Federal Trust Fund.
  Portfolio
Trust for Federal Securities, FedFund     $1,487,959      Same as Federal Trust Fund.
Trust for Federal Securities, Short       $   4,488       .20% of net assets.
  Government Portfolio
Temporary Investment Fund, Inc.,          $5,955,973      .175% of the first $1 billion;
  TempFund                                                .15% of the next $1 billion;
                                                          .125% of the next $1 billion;
                                                          .1% of the next $1 billion;
                                                          .095% of the next $1 billion;
                                                          .09% of the next $1 billion;
                                                          .08% of the next $1 billion;
                                                          .075% of the next $1 billion;
                                                          .07% of its net assets over $8 billion.
Temporary Investment Fund, Inc.,          $2,530,175      .175% of the first $1 billion;
  TempCash Portfolio                                      .15% of the next $1 billion;
                                                          .125% of the next $1 billion;
                                                          .1% of the next $1 billion;
                                                          .095% of the next $1 billion;
                                                          .09% of the next $1 billion;
                                                          .085% of the next $1 billion;
                                                          .08% of its net assets over $7 billion.

                                         NET ASSETS
                                            AS OF
     NAME OF INVESTMENT COMPANY        AUGUST 31, 1995                   ANNUAL FEE
          AND/OR PORTFOLIO                 (000S)              (BASED ON AVERAGE NET ASSETS)
-------------------------------------  ---------------    ----------------------------------------
The RBB Fund, Inc., Money Market          $1,821,372      .45% of first $250 million;
  Portfolio                                               .40% of next $250 million;
                                                          .35% of net assets over $500 million.
The RBB Fund, Inc., Government            $ 512,459       Same as RBB Money Market Portfolio.
  Obligations Money Market Portfolio
The RBB Fund, Inc., Municipal Money       $ 422,754       .35% of first $250 million;
  Market Portfolio                                        .30% of next $250 million;
                                                          .25% of net assets in excess of $500
                                                          million.
The RBB Fund, Inc., Government            $  10,771       .40% of first $250 million;
  Securities Portfolio                                    .35% of next $250 million;
                                                          .30% in excess of $500 million.
Chestnut Street Exchange Fund             $ 238,255       .50% of the first $100 million;
                                                          .40% of net assets exceeding $100
                                                          million.
Alex Brown Cash Reserve Fund, Inc.        $ 522,765       .15% of first $250 million;
  Tax-Free Series                                         .13% of the next $250 million;
                                                          .11% of the next $250 million;
                                                          .09% of the next $250 million;
                                                          .075% of the next $3 billion;
                                                          .06% in excess of $4 billion.
First Funds US Treasury Money Market      $  75,830       .08% of first $500 million of the;
  Portfolio                                               combined net assets of the U.S. Treasury
                                                          Money Market; U.S. Government Money
                                                          Market; Municipal Money Market and Cash
                                                          Reserve Portfolios;
                                                          .06% of next $500 million;
                                                          .05% of combined net assets over $1
                                                          billion.
First Funds US Government Money           $ 103,763       Same as U.S. Treasury Money Market
  Market Portfolio                                        Portfolio
First Funds Municipal Money Market        $ 109,013       Same as U.S. Treasury Money Market
  Portfolio                                               Portfolio
First Funds Cash Reserve Portfolio        $  15,403       Same as U.S. Treasury Money Market
                                                          Portfolio
Warburg Pincus Cash Reserve Fund          $ 273,891       .25% of net assets.
Warburg Pincus New York Tax-Exempt        $  72,704       .25% of net assets.
  Fund

                             PCM SUB-ADVISED FUNDS

                                         NET ASSETS
                                            AS OF
     NAME OF INVESTMENT COMPANY        AUGUST 31, 1995                   ANNUAL FEE
          AND/OR PORTFOLIO                 (000S)              (BASED ON AVERAGE NET ASSETS)
-------------------------------------  ---------------    ----------------------------------------
The PNC Fund, International Emerging     See PIMC         1.10% of the first $1 billion;
  Markets Portfolio                     Advised Funds     1.05% of the next $1 billion;
                                                          1.005% of the next $1 billion;
                                                          .45% of net assets over $3 billion.
The PNC Fund, Small Cap Value            See PIMC         .40% of the first billion;
  Equity Portfolio                      Advised Funds     .35% of the next billion;
                                                          .325% of the next billion;
                                                          .30% of net assets over $3 billion.

                                         NET ASSETS
                                            AS OF
     NAME OF INVESTMENT COMPANY        AUGUST 31, 1995                   ANNUAL FEE
          AND/OR PORTFOLIO                 (000S)              (BASED ON AVERAGE NET ASSETS)
-------------------------------------  ---------------    ----------------------------------------
The PNC Fund, Core Equity Portfolio      See PIMC         Same as PNC Small Cap Value
                                        Advised Funds     Equity Portfolio.
The PNC Fund, Index Equity Portfolio     See PIMC         .15% of net assets.
                                        Advised Funds

                            BLACKROCK ADVISED FUNDS

                                         NET ASSETS
                                            AS OF
     NAME OF INVESTMENT COMPANY        AUGUST 31, 1995                   ANNUAL FEE
          AND/OR PORTFOLIO                 (000S)              (BASED ON AVERAGE NET ASSETS)
-------------------------------------  ---------------    ----------------------------------------
The BlackRock Advantage Term              $  95,054       .60% of the average weekly net assets
  Trust Inc.                                              until December 31, 1995; .50% from
                                                          January 1, 1996 through December 31,
                                                          2000; .40% from January 1, 2001 through
                                                          termination.
The BlackRock Income Trust Inc.           $ 475,096       .65% of the average weekly net assets.
The BlackRock Municipal Target Term       $ 496,610       .35% of the average weekly total assets.
  Trust Inc.
The BlackRock 1998 Term Trust Inc.        $ 562,149       .50% of the average weekly net assets
                                                          until December 31, 1994; .40% from
                                                          January 1, 1995 through December 31,
                                                          1996; .30% from January 1, 1997 through
                                                          termination.
The BlackRock 1999 Term Trust Inc.        $ 195,107       .40% of the average weekly net assets.
The BlackRock 2001 Term Trust Inc.        $1,237,786      .40% of the average weekly net assets.
The BlackRock Insured Municipal 2008      $ 425,308       .35% of the average weekly total assets.
  Term Trust Inc.
The BlackRock Broad Investment Grade      $  38,743       .55% of the average weekly net assets.
  2009 Term Trust Inc.
The BlackRock North American              $ 398,488       .60% of the average weekly net assets.
  Government Income Trust Inc.
The BlackRock Strategic Term Trust        $ 511,146       .60% of the average weekly net assets
  Inc.                                                    until December 31, 1994; .45% from
                                                          January 1, 1995 through December 31,
                                                          1998; .30% from January 1, 1999 through
                                                          termination.
The BlackRock Target Term Trust Inc.      $ 931,501       .45% of the average weekly net assets
                                                          until December 31, 1996; .30% from
                                                          January 1, 1997 through termination.
The BlackRock Insured Municipal Term      $ 275,849       .35% of the average weekly total assets.
  Trust Inc.
The BlackRock Investment Quality Term     $ 236,030       .60% of the average weekly net assets
  Trust Inc.                                              until December 31, 1998; .50% from
                                                          January 1, 1999 through December 31,
                                                          2002; .40% from January 1, 2003 through
                                                          termination.

                                         NET ASSETS
                                            AS OF
     NAME OF INVESTMENT COMPANY        AUGUST 31, 1995                   ANNUAL FEE
          AND/OR PORTFOLIO                 (000S)              (BASED ON AVERAGE NET ASSETS)
-------------------------------------  ---------------    ----------------------------------------
The BlackRock Investment Quality          $ 230,641       .35% of the average weekly total assets.
  Municipal Trust Inc.
The BlackRock New Jersey Investment       $  13,184       .35% of the average weekly total assets.
  Quality Municipal Trust Inc.

                          BLACKROCK SUB-ADVISED FUNDS

                                         NET ASSETS
                                            AS OF
     NAME OF INVESTMENT COMPANY        AUGUST 31, 1995                   ANNUAL FEE
          AND/OR PORTFOLIO                 (000S)              (BASED ON AVERAGE NET ASSETS)
-------------------------------------  ---------------    ----------------------------------------
The PNC Fund, Managed                    See PIMC         .35% of the first $1 billion;
  Income Portfolio                      Advised Funds     .30% of the next $1 billion;
                                                          .275% of the next $1 billion;
                                                          .25% of net assets over $3 billion.
The PNC Fund, Intermediate Government    See PIMC         .35% of the first $1 billion;
  Portfolio                             Advised Funds     .30% of the next $1 billion;
                                                          .275% of the next $1 billion;
                                                          .25% of net assets over $3 billion.
The PNC Fund, Intermediate-Term          See PIMC         .35% of the first $1 billion;
  Bond Portfolio                        Advised Funds     .30% of the next $1 billion;
                                                          .275% of the next $1 billion;
                                                          .25% of net assets over $3 billion.
The PNC Fund, Government                 See PIMC         .35% of the first $1 billion;
  Income Portfolio                      Advised Funds     .30% of the next $1 billion;
                                                          .275% of the next $1 billion;
                                                          .25% of net assets over $3 billion.
Provident Institutional Funds, Inc.      See PIMC         .25% of net assets.
  Short Duration Fund                   Advised Funds
Provident Institutional Funds, Inc.      See PIMC         .25% of net assets.
  Intermediate Duration Fund            Advised Funds
Investors Trust Government Fund           $1,183,027      .15% of average daily net asset value up
                                                          to $5 million;
                                                          .10% of the next $250 million;
                                                          .05% of next $500 million;
                                                          .045% in excess of $1.25 billion.
Sierra Variable Trust -- U.S.             $  48,343       .185% of average daily net asset value
  Government Fund                                         up to $650 million;
                                                          .15% of the next $350 million;
                                                          .10% in excess of $1 billion.
Sierra Trust Funds --                     $ 487,889       .185% of average daily net asset value
  U.S. Government Fund                                    up to $650 million;
                                                          .15% of the next $350 million;
                                                          .10% in excess of $1 billion.
Sierra Trust Funds --                     $   2,948       Greater of .05% of average daily net
  Target Maturity 2008                                    assets or $25,000.

                                         NET ASSETS
                                            AS OF
     NAME OF INVESTMENT COMPANY        AUGUST 31, 1995                   ANNUAL FEE
          AND/OR PORTFOLIO                 (000S)              (BASED ON AVERAGE NET ASSETS)
-------------------------------------  ---------------    ----------------------------------------
Frank Russell Investment Company          $  45,822       .25% of average daily net assets up to
  Volatility Constrained Bond Fund                        $1 billion; .20% in excess of $1
                                                          billion.
Frank Russell Investment Company          $  39,260       .25% of average daily net assets up to
  Fixed Income II Fund                                    $1 billion;
                                                          .20% in excess of $1 billion.

                         MORGAN GRENFELL ADVISED FUNDS

                                         NET ASSETS
                                            AS OF
     NAME OF INVESTMENT COMPANY        AUGUST 31, 1995                  ANNUAL FEE
          AND/OR PORTFOLIO                 (000S)             (BASED ON AVERAGE NET ASSETS)
-------------------------------------  ---------------    --------------------------------------
Dean Witter Euro Growth Fund            $  829,700,000    1.0% of the first $500 million;
                                                          .95% of net assets over $500 million.
Dean Witter Pacific Growth Fund         $1,474,900,000    1.00% of the first $1 billion;
                                                          0.95% of net assets over $1 billion.
Dean Witter Variable Pacific Fund       $   90,100,000    1.00% of net assets.
Dean Witter Variable European Fund      $  176,000,000    1.00% of net assets.
Dean Witter Small Cap Fund              $  102,000,000    1.25% of net assets.
Dean Witter Global Asset                $   19,500,000    0.225% of net assets.
  Allocation Fund
Dean Witter World Wide Fund             $  363,000,000    .3% of net assets.
SEI European Equity Portfolio           $  186,700,000    .325% of net assets.
RSI Retirement Fund                     $   30,800,000    .6% of first $50 million;
                                                          0.5% of net assets over $50 million.
Morgan Grenfell International           $    2,687,652    .70% of net assets.
  Equity Fund
Morgan Grenfell Small Cap Equity Fund   $   69,108,901    1.00% of net assets.
Morgan Grenfell European Small Cap      $    9,125,943    1.00% of net assets.
  Equity Fund
Morgan Grenfell Emerging Markets        $    2,651,772    1.00% of net assets.
  Equity Fund
Morgan Grenfell Global                  $  117,597,563    .50% of net assets.
  Fixed Income Fund
Morgan Grenfell International           $   26,786,917    .50% of net assets.
  Fixed Income Fund
Morgan Grenfell Emerging Markets        $   72,110,780    1.50% of net assets.
  Debt Fund

     The Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank-holding company registered under the Federal

Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

     PAMG, PIMC, PCM, PEAC and BlackRock believe that they may perform the services contemplated by their agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. If, however, they were prevented by judicial or administrative decisions or interpretations from performing the services by their advisory and sub-advisory agreements, it is anticipated that the Board would consider the possibility of selecting other qualified companies. Any new investment advisory or sub-advisory agreement would normally be subject to shareholder approval.

     INFORMATION ABOUT DISTRIBUTORS AND ADMINISTRATORS. SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087, serves as the administrator for the Compass Portfolios and SEI Financial Services Company, 680 Swedesford Road, Wayne, Pennsylvania 19087, serves as their distributor. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 and Provident Distributors, Inc., 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as co-administrators for each of the PNC Portfolios and BIT Portfolios, and Provident Distributors, Inc. serves as their distributor. CCGI, 345 Park Avenue, New York, New York 10154 will also serve as a co-administrator of the PNC Portfolios.

                        FINANCIAL STATEMENTS AND EXPERTS

     The financial statements for Service and Institutional Shares of the PNC Portfolios for the annual period ended September 30, 1994 and six-month period ended March 31, 1995 are incorporated by reference into the statement of additional information related to this Combined Proxy Statement/Prospectus. In addition, the financial statements for shares of the Compass Portfolios for the annual period ended February 28, 1995 and the six-month period ended August 31, 1995, as well as the financial statements for shares of the BIT Portfolios for the annual period ended June 30, 1995, are incorporated by reference into the statement of additional information related to this Combined Proxy Statement/Prospectus.

     The annual financial statements of PNC and Compass have been audited by Coopers and Lybrand L.L.P., and the annual financial statements of BIT have been audited by Deloitte & Touche LLP to the extent indicated in their reports thereon, which are also incorporated by reference into such statement of additional information, and have been incorporated therein by reference in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

                                 OTHER BUSINESS

     The Compass Board of Trustees knows of no other business to be brought before the Compass Meeting. The BIT Board of Directors knows of no other business to be brought before the BIT Meeting. However, if any other matters come before the Compass Meeting or the BIT Meeting, respectively, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

     Inquiries of Compass shareholders may be addressed to The Compass Capital Group in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning 1-800-451-8371. Inquiries of BIT shareholders may be addressed to The BFM Institutional Trust Inc. in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning 1-800-227-7236.

                                      ***

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE RESPECTIVE MEETINGS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     COMPASS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS 1995 ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO 680 SWEDESFORD ROAD, WAYNE, PENNSYLVANIA 19087 OR BY TELEPHONE AT 1-800-451-8371.

     BIT WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS 1995 ANNUAL SHAREHOLDERS REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO 345 PARK AVENUE, NEW YORK, NEW YORK 10154 OR BY TELEPHONE AT 1-800-227-7236.

                                   APPENDIX I

                            ASSET PURCHASE AGREEMENT
                                 BY AND BETWEEN
                                THE PNC(R) FUND
                                      AND
                          THE COMPASS CAPITAL GROUP(R)

                         DATED: AS OF OCTOBER 30, 1995

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Conveyance of Assets of Compass Portfolios............................................   I-3
Liquidation and Dissolution of Compass Portfolios.....................................   I-5
Valuation Time........................................................................   I-5
Certain Representations, Warranties and Agreements of Compass.........................   I-6
Certain Representations, Warranties and Agreements of PNC.............................   I-8
Shareholder Action....................................................................   I-9
Regulatory Filings....................................................................  I-10
Effective Time of the Compass Transaction.............................................  I-10
PNC Conditions........................................................................  I-10
Compass Conditions....................................................................  I-12
Further Assurances....................................................................  I-13
Termination of Representations and Warranties.........................................  I-14
Termination of Agreement..............................................................  I-14
Amendment and Waiver..................................................................  I-14
Governing Law.........................................................................  I-14
Successors and Assigns................................................................  I-14
Beneficiaries.........................................................................  I-14
Brokerage Fees and Expenses...........................................................  I-14
PNC Liability.........................................................................  I-14
Compass Liability.....................................................................  I-15
Notices...............................................................................  I-15
Expenses..............................................................................  I-15
Announcements.........................................................................  I-15
Entire Agreement......................................................................  I-15
Counterparts..........................................................................  I-15

     This ASSET PURCHASE AGREEMENT (the "Agreement") is made as of this 30th day of October, 1995 by and between The Compass Capital Group(R) ("Compass"), a Massachusetts business trust consisting of multiple investment portfolios named the Municipal Money Fund, New Jersey Municipal Money Fund, Pennsylvania Municipal Money Fund, Cash Reserve Fund, U.S. Treasury Fund, Municipal Bond Fund, New Jersey Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Equity Income Fund, Growth Fund, Small Company Fund, International Equity Fund, Balanced Fund, Short/Intermediate Fund, Fixed Income Fund and International Fixed Income Fund (the "Compass Portfolios") and The PNC Fund(R) ("PNC"), a Massachusetts business trust consisting of multiple investment portfolios which include the Municipal Money Market Portfolio, New Jersey Municipal Money Portfolio, Pennsylvania Municipal Money Portfolio, Money Market Portfolio, Government Money Market Portfolio, Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio, Value Equity Portfolio, Growth Equity Portfolio, Small Cap Growth Equity Portfolio, International Equity Portfolio, Balanced Portfolio, Short-Term Bond Portfolio, Core Fixed Income Portfolio and International Fixed Income Portfolio (the "PNC Portfolios").

     WHEREAS, Compass and PNC are each an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, Compass currently receives investment advisory services from Midlantic Bank, N.A., an affiliate of Midlantic Corporation, and PNC currently receives investment advisory services from affiliates of PNC Bank Corp.; and

     WHEREAS, Midlantic Corporation and PNC Bank Corp. have entered into an agreement providing for their merger (the "Bank Holding Company Merger"); and

     WHEREAS, subject to the consummation of the Bank Holding Company Merger, the parties desire that the assets and liabilities of each Compass Portfolio be conveyed to, and be acquired and assumed by, the respective PNC Portfolio corresponding thereto, as stated herein, in exchange for "Service" class shares of the corresponding PNC Portfolio which shall thereafter be distributed by Compass to the shareholders of the Compass Portfolio in connection with its liquidation and dissolution as described in this Agreement (the "Compass Transaction"); and

     WHEREAS, PNC also maintains twelve additional investment portfolios -- Ohio Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Virginia Municipal Money Market Portfolio, Intermediate Government Portfolio, Ohio Tax-Free Income Portfolio, Intermediate-Term Bond Portfolio, Government Income Portfolio, Managed Income Portfolio, Core Equity Portfolio, Small Cap Value Equity Portfolio, Index Equity Portfolio and International Emerging Markets Portfolio -- that are not parties to the Compass Transaction; and

     WHEREAS, the parties anticipate that PNC may enter into separate acquisition agreements with The BFM Institutional Trust Inc. (the "BIT Agreement") or other entities that provide for the acquisition of additional investment portfolios by the PNC Portfolios, and the parties intend that the execution and consummation of this Agreement shall neither prevent nor be subject to the execution or consummation of any such agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, the parties hereto, intending to be legally bound, agree as follows:

     1. Conveyance of Assets of Compass Portfolios. At the Effective Time of the Compass Transaction as defined in Section 8, all property of every description, and all interests, rights, privileges and powers of each of the Compass Portfolios, subject to all liabilities of such Portfolios, whether accrued, absolute, contingent or otherwise existing as of the Effective Time of the Compass Transaction (such assets subject to such liabilities are herein referred to as the "Fund Assets"), shall be transferred and conveyed by each Compass Portfolio to the corresponding PNC Portfolio (as set forth below) and shall be accepted and assumed by said PNC Portfolio as more particularly set forth in the following paragraph, such that at and after the Effective Time of the Compass Transaction: (a) all assets of the Compass Portfolios shall become and be the assets of the respective corresponding PNC Portfolios; and (b) all such liabilities and obligations of the Compass Portfolios that are so existing shall attach to the respective corresponding PNC Portfolios as aforesaid and may thenceforth be enforced against the respective PNC Portfolios to the extent as if the same had been incurred by them.

     Without limiting the generality of the foregoing, it is understood that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by each Compass Portfolio, and any deferred or prepaid expenses shown as an asset on each Compass Portfolio's books, at the Effective Time of the Compass Transaction, and all good will, all other intangible property and all books and records belonging to the Compass Portfolios, including the "Compass" name and registered marks, if any.

     In particular, the Fund Assets of each Compass Portfolio shall be transferred and conveyed to the corresponding PNC Portfolio, as set forth below:

                                                              CORRESPONDING
               COMPASS PORTFOLIO                              PNC PORTFOLIO
    ----------------------------------------  ----------------------------------------------
    Municipal Money Fund                      Municipal Money Market Portfolio
    New Jersey Municipal Money Fund           New Jersey Municipal Money Market Portfolio
    Pennsylvania Municipal Money Fund         Pennsylvania Municipal Money Market Portfolio
    Cash Reserve Fund                         Money Market Portfolio
    U.S. Treasury Fund                        Government Money Market Portfolio
    Municipal Bond Fund                       Tax-Free Income Portfolio
    New Jersey Municipal Bond Fund            New Jersey Tax-Free Income Portfolio
    Pennsylvania Municipal Bond Fund          Pennsylvania Tax-Free Income Portfolio
    Equity Income Fund                        Value Equity Portfolio
    Growth Fund                               Growth Equity Portfolio
    Small Company Fund                        Small Cap Growth Equity Portfolio
    International Equity Fund                 International Equity Portfolio
    Balanced Fund                             Balanced Portfolio
    Short-Term Intermediate Fund              Short-Term Bond Portfolio
    Fixed Income Fund                         Core Fixed Income Portfolio
    International Fixed Income Fund           International Fixed Income Portfolio

     In exchange for the transfer of the Fund Assets, each PNC Portfolio shall simultaneously issue to the corresponding Compass Portfolio at the Effective Time of the Compass Transaction full and fractional shares of beneficial interest in said PNC Portfolio's so-called "Service" share class having an aggregate net asset value equal to the net value of the Fund Assets so conveyed to such PNC Portfolio, all determined and adjusted as provided in this Section
1. In particular, each PNC Portfolio shall deliver to the corresponding Compass Portfolio the number of shares of its "Service" share class, including fractional shares, determined by dividing the value of the Fund Assets of the corresponding Compass Portfolio that are so conveyed, computed in the manner and as of the time and date set forth in this Section, by the net asset value of one PNC Portfolio "Service" share that is to be delivered with respect thereto, computed in the manner and as of the time and date set forth in this Section. It is contemplated that at the Effective Time of the Compass Transaction the net asset value of one PNC Portfolio Service Share will be the same as the net asset value of one share of its corresponding Compass Portfolio in the case of the PNC New Jersey Tax-Free Income Portfolio and PNC International Fixed Income Portfolio and, in the event that the Effective Time of the Compass Transaction occurs simultaneously with the effective time of the transaction contemplated in the BIT Agreement, that the net asset value of one PNC Portfolio Service Share will be adjusted to be the same as the net asset value of one share of the corresponding portfolio of The BFM Institutional Trust Inc. in the case of the PNC Short-Term Bond Portfolio and PNC Core Fixed Income Portfolio. All computations shall be made by PNC in consultation with Coopers & Lybrand, L.L.P.

     The net asset value of shares to be delivered by the PNC Portfolios, and the net value of the Fund Assets to be conveyed by the Compass Portfolios, shall, in each case, be determined as of the Valuation Time specified in Section
3. The net asset value of shares of the PNC Portfolios shall be computed in the manner set forth in the PNC Portfolios' then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). The net value of the Fund Assets to be transferred by the Compass Portfolios shall be computed by PNC and shall be subject to adjustment by the amount, if any, agreed to by PNC and the respective Compass Portfolios. In determining the value of the securities transferred by the Compass Portfolios to the PNC Portfolios, each security shall be priced in accordance with the policies and procedures of PNC described in its then current prospectuses and statements of additional information and adopted by PNC's Board of Trustees. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by PNC, provided that such determination shall be subject to the approval of Compass.

     It is understood and agreed that the value of the Fund Assets of the Compass Municipal Money Fund, New Jersey Municipal Money Fund, Pennsylvania Municipal Money Fund, Cash Reserve Fund and U.S. Treasury Fund (each a "Compass Money Market Fund") and the value of shares of the corresponding PNC Portfolios for purposes of sales and redemptions shall be based on the amortized cost valuation procedures that have been adopted by the Boards of Trustees of Compass and PNC, respectively; provided that if the difference between the per share net asset values of a Compass Money Market Fund and its corresponding PNC Portfolio equals or exceeds $.0025 at the Valuation Time, as computed by using such market values in accordance with the policies and procedures established by PNC (or as otherwise mutually determined by the Boards of Trustees of Compass and PNC), either the Board of Trustees of Compass or the Board of Trustees of PNC shall have the right to postpone the Valuation Time and the Effective Time of the Compass Transaction with respect to such Compass Money Market Fund until such time as the per share difference is less than $.0025.

     2. Liquidation and Dissolution of Compass Portfolios. At the Effective Time of the Compass Transaction, each of the Compass Portfolios shall make a liquidating distribution to its shareholders as follows. Shareholders of record as of the Valuation Time of each Compass Portfolio shall be credited with full and fractional shares of the class of beneficial interest that are issued by the corresponding PNC Portfolio in connection with the Compass Transaction in exchange for the Compass Portfolio shares that are held of record by the shareholder. In addition, each shareholder of record of a Compass Portfolio shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Compass Transaction with respect to the shares of such Compass Portfolio that are held by the shareholder at the Effective Time of the Compass Transaction. In accordance with instructions it receives from Compass, PNC shall record on its books the ownership of the respective PNC Portfolio shares by the shareholders of record as of the Valuation Time of the Compass Portfolios (the "Transferor Record Holders"). No redemption or repurchase of any PNC Portfolio shares credited to former shareholders of the Compass Portfolios that are represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to PNC's transfer agent for cancellation. All of the issued and outstanding shares of the Compass Portfolios at the Effective Time of the Compass Transaction shall be redeemed and cancelled on the books of Compass at such time. As soon as practicable after the Effective Time of the Compass Transaction, Compass shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution, and shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company. After the Effective Time of the Compass Transaction, Compass shall not conduct any business except in connection with its liquidation, dissolution and deregistration.

     3. Valuation Time. The Valuation Time for each of the Compass Portfolios and the PNC Portfolios shall be 4:01 P.M., Eastern Time, on January 12, 1996 or such earlier or later date as agreed to by the parties to this Agreement.

     4.  Certain Representations, Warranties and Agreements of
Compass. Compass, on behalf of itself and the Compass Portfolios, represents and warrants to, and agrees with, PNC as follows (such representations, warranties and agreements being made on behalf of each Compass Portfolio on a several and not joint, nor joint and several, basis):

          (a) Compass is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the Commonwealth of Massachusetts. Compass is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect.

          (b) Compass has the power to own all of its properties and assets and, subject to the approvals of shareholders referred to in Section 6, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by Compass, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Agreement and Declaration of Trust or By-laws of Compass or, except as previously disclosed to PNC in writing, any agreement or arrangement to which Compass is a party or by which it is bound.

          (d) Each Compass Portfolio has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

          (e) The audited financial statements of Compass for its fiscal year ended February 28, 1995 (copies of which have been previously furnished to PNC), and the unaudited financial statements of Compass for its six-month period ended August 31, 1995 (copies of which will be promptly furnished to PNC when available), present (or will present in the case of said unaudited financial statements) fairly the financial position of the Compass Portfolios as of the dates indicated and the results of their operations for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. There has been no material adverse change in the financial position of any Compass Portfolio since the dates of said financial statements.

          (f) Except as previously disclosed to PNC in writing, there are no contingent liabilities of any Compass Portfolio not disclosed in said financial statements delivered pursuant to Section 4(e).

          (g) Each Compass Portfolio has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

          (h) Except as previously disclosed to PNC in writing, there are no material legal, administrative or other proceedings pending or, to its knowledge threatened, against Compass or the Compass Portfolios which could result in liability on the part of Compass or the Compass Portfolios.

          (i) At the Effective Time of the Compass Transaction, all federal and other tax returns and reports of each Compass Portfolio required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of each Compass Portfolio, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

          (j) Subject to the approvals of shareholders referred to in Section 6, at both the Valuation Time and the Effective Time of the Compass Transaction, Compass shall have full right, power and authority to sell, assign, transfer and deliver the Fund Assets and, upon delivery and payment for the Fund Assets as contemplated herein, the PNC Portfolios shall acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Compass of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws.

          (l) Insofar as the following relate to Compass, the registration statement filed by PNC on Form N-14 relating to the shares of the PNC Portfolios that will be registered with the SEC pursuant to this Agreement, which shall include or incorporate by reference the proxy statement of the Compass Portfolios and prospectuses of the PNC Portfolios with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), and the proxy materials of Compass, if any, otherwise filed with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "Compass Transaction Proxy Materials"), on their effective and clearance dates with the SEC, at the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Compass Transaction: (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties made by Compass in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or to the Compass Transaction Proxy Materials made in reliance upon and in conformity with information furnished by PNC for use therein as provided in Section 7.

          (m) All of the issued and outstanding shares of each of the Compass Portfolios have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws.

          (n) Compass shall not sell or otherwise dispose of any shares of the PNC Portfolios to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

          (o) Compass shall operate its business in the ordinary course between the date hereof and the Effective Time of the Compass Transaction. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, and the continued good faith performance by the investment adviser, sub-advisers, administrator, distributor and other service providers of Compass of their respective responsibilities in accordance with the provisions of their agreements with Compass and applicable law.

          (p) Except for agreements or other arrangements relating to the purchase and sale of portfolio securities, Compass has furnished PNC with copies or descriptions of all contracts or legally binding arrangements to which it is a party.

          (q) Each Compass Portfolio shall deliver to PNC on November 30, 1995 a statement of all of the specific assets and specific liabilities of the Compass Portfolios, together with a list of the portfolio securities of each Compass Portfolio showing the tax costs of such securities by lot and the holding periods of such securities, and clearly reflecting the basis used for determination of gain or loss realized on the partial sale of any security. Each Compass Portfolio shall immediately notify PNC of any portfolio security thereafter acquired or sold by the Compass Portfolio and, upon PNC's request, shall promptly and periodically update the other information described in this paragraph. Upon notice by PNC, each

     Compass Portfolio shall immediately sell any portfolio security that PNC identifies as impermissible under the investment policies, objectives and limitations of the corresponding PNC Portfolio.

          (r) Subject to the approvals required by law and by the Compass Declaration of Trust and By-laws, each Compass Portfolio shall enter into an interim investment advisory agreement and/or sub-investment advisory agreement that will be effective for the period beginning at the time the Bank Holding Company Merger is effective and ending at the Effective Time of the Compass Transaction in the event these two times are not concurrent.

     5. Certain Representations, Warranties and Agreements of PNC. PNC, on behalf of itself and the PNC Portfolios, represents and warrants to, and agrees with, Compass as follows (such representations, warranties and agreements being made on behalf of each PNC Portfolio on a several and not joint, nor joint and several, basis):

          (a) PNC is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the Commonwealth of Massachusetts. PNC is registered as an open-end management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

          (b) PNC has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by PNC, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate PNC's Declaration of Trust, as amended, or the Code of Regulations or any agreement or arrangement to which PNC is a party or by which it is bound.

          (d) Each PNC Portfolio that has not conducted operations prior to the Effective Time of the Compass Transaction intends to qualify as a regulated investment company under Part I of Subchapter M of the Code, and with respect to each PNC Portfolio that has conducted operations prior to the Effective Time of the Compass Transaction, has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

          (e) The audited financial statements of PNC for its fiscal year ended September 30, 1994, and the unaudited financial statements of PNC for the six-month period ended March 31, 1995 (copies of which have been previously furnished to Compass), and the audited financial statements of PNC for the fiscal year ended September 30, 1995 (copies of which will be promptly furnished to Compass when available), present (or will present in the case of said audited financial statements for its fiscal year ended September 30, 1995) fairly the financial position of the PNC Portfolios as of the dates indicated and the results of their operations for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. There has been no material adverse change in the financial position of any PNC Portfolio since the dates of said financial statements.

          (f) Each PNC Portfolio has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

          (g) There are no material legal, administrative or other proceedings pending or, to its knowledge threatened, against PNC or the PNC Portfolios which could result in liability on the part of PNC or the PNC Portfolios.

          (h) At the Effective Time of the Compass Transaction, all federal and other tax returns and reports of each PNC Portfolio required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of each PNC Portfolio, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

          (i) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by PNC of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws.

          (j) The N-14 Registration Statement and the Compass Transaction Proxy Materials, on their effective and clearance dates with the SEC, at the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Compass Transaction, insofar as they relate to PNC (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Compass Transaction Proxy Materials made in reliance upon and in conformity with information furnished by Compass for use therein as provided in Section 7.

          (k) The shares of the PNC Portfolios to be issued and delivered to the Compass Portfolios for the account of the shareholders of the Compass Portfolios, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Compass Transaction and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of PNC shall have any preemptive right of subscription or purchase in respect thereto.

          (l) PNC shall operate its business in the ordinary course between the date hereof and the Effective Time of the Compass Transaction. It is understood that (i) such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, and the continued good faith performance by the investment advisers, sub-advisers, administrators, distributor and other service providers of PNC of their respective responsibilities in accordance with the provisions of their agreements with PNC and applicable law; and (ii) nothing in this Agreement shall prevent PNC from entering into and consummating the BIT Agreement or any other agreement providing for the acquisition of additional investment portfolios (whether or not registered under the 1940 Act) by the PNC Portfolios.

     6. Shareholder Action. As soon as practicable after the effective date of the N-14 Registration Statement and SEC clearance of the proxy solicitation materials referred to in Section 7, but in any event prior to the Effective Time of the Compass Transaction and as a condition thereto, the Board of Trustees of Compass shall call, and Compass shall hold, a meeting of the shareholders of all of its investment portfolios for the purpose of considering and voting upon:

          (a) In the case of all investment portfolios, approval of this Agreement and the transactions contemplated hereby.

          (b) In the case of all investment portfolios, approval of interim investment advisory agreements and/or sub-investment advisory agreements which would be effective for the period beginning at the time the Bank Holding Company Merger is effective and ending at the Effective Time of the Compass Transaction in the event those two times are not concurrent.

          (c) Such other matters as may be determined by the Boards of Trustees of the parties.

     The matter referred to in paragraph (b) above has been, or shall be, approved by the Board of Trustees of Compass in accordance with the requirements of the 1940 Act and Board policy.

     7. Regulatory Filings. PNC shall file a post-effective amendment (the "N-1A Post-Effective Amendment") to its registration statement on Form N-1A (File No. 33-26305) with the SEC, and with the appropriate state securities commissions, as promptly as practicable so that all PNC Portfolios and their shares are registered under the 1933 Act, 1940 Act and applicable state securities laws. In addition, PNC shall file an N-14 Registration Statement with the SEC and the appropriate state securities commissions relating to the matters described in Section 6 as promptly as practicable. PNC and Compass have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the N-1A Post-Effective Amendment, the N-14 Registration Statement and the Compass Transaction Proxy Materials.

     8. Effective Time of the Compass Transaction. Delivery of the Fund Assets and the shares of the PNC Portfolios to be issued pursuant to Section 1 and the liquidation and dissolution of the Compass Portfolios pursuant to Section 2 shall occur on the next business day following the Valuation Time, or on such other date, and at such place and time, agreed to by each of the parties. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Compass Transaction." To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Compass Transaction, Compass shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     9. PNC Conditions. The obligations of PNC hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of Compass and, subject to the provisions of Section 14, by the shareholders of the respective Compass Portfolios voting separately on a portfolio-by-portfolio basis.

          (b) Each Compass Portfolio shall have delivered to its corresponding PNC Portfolio a statement of the specific assets and specific liabilities of the Compass Portfolio, together with a list of the portfolio securities of the Compass Portfolio showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Time, and clearly reflecting the basis used for determination of gain or loss realized on the partial sale of any security transferred to PNC, certified by the Treasurer or Assistant Treasurer of the Compass Portfolio.

          (c) Compass shall have duly executed and delivered to PNC such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PNC may deem necessary or desirable to transfer all of each Compass Portfolio's right, title and interest in and to the Fund Assets. Such Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (d) Each Compass Portfolio shall have delivered to its corresponding PNC Portfolio a copy of the shareholder ledger accounts for all the shareholders of record of said Compass Portfolio as of the Effective Time of the Compass Transaction who are to become shareholders of the corresponding PNC Portfolio as a result of the Compass Transaction, certified by its Transfer Agent or its President to the best of his or her knowledge and belief.

          (e) As of the Valuation Time and the Effective Time of the Compass Transaction there shall have been no material adverse change in the financial position of any Compass Portfolio since the dates of the financial statements referred to in Section 4(e).

          (f) All representations and warranties of Compass and the Compass Portfolios made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Compass Transaction.

          (g) Compass shall have delivered to PNC a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to PNC and dated as of the Effective Time of the Compass Transaction, to the effect that the representations and warranties of Compass and the Compass Portfolios made in this Agreement are true and correct at and as of the

     Effective Time of the Compass Transaction, except as they may be affected by the transactions contemplated by this Agreement.

          (h) PNC shall have received an opinion of Morgan, Lewis & Bockius, counsel to Compass, in form reasonably satisfactory to PNC and dated the Effective Time of the Compass Transaction, substantially to the effect that
     (i) Compass is a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts; (ii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by Compass and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Agreement and Declaration of Trust or By-laws of Compass or any material contract known to such counsel to which Compass is a party or by which it is bound; and
     (iv) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Compass of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to PNC.

          (i) PNC shall have received an opinion of Drinker Biddle & Reath addressed to PNC and Compass in form reasonably satisfactory to them, and dated the Effective Time of the Compass Transaction, substantially to the effect that for federal income tax purposes (i) the transfer by each Compass Portfolio of all of its Fund Assets to the corresponding PNC Portfolio in exchange for shares of the corresponding PNC Portfolio, and the distribution of said shares to the shareholders of the Compass Portfolio, as provided in this Agreement, will constitute a tax-free transaction within the meaning of Section 368(a)(1)(C), (D) or (F) of the Code; (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Compass Portfolios as a result of such transactions; (iii) in accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the PNC Portfolios as a result of such transactions; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Compass Portfolios on the distribution to them by the Compass Portfolios of shares of the corresponding PNC Portfolios in exchange for their shares of the Compass Portfolios; (v) in accordance with Section 358(a)(1) of the Code, the aggregate basis of the PNC Portfolio shares received by each shareholder of a Compass Portfolio will be the same as the aggregate basis of the shareholder's Compass Portfolio shares immediately prior to the transactions; (vi) in accordance with Section 362(b) of the Code, the basis of the Fund Assets received by each PNC Portfolio will be the same as the basis of such Fund Assets in the hands of the corresponding Compass Portfolio immediately prior to the transactions; (vii) in accordance with
     Section 1223(1) of the Code, a shareholder's holding period for PNC Portfolio shares will be determined by including the period for which the shareholder held the shares of the Compass Portfolio exchanged therefor, provided that the shareholder held such shares of the Compass Portfolio as a capital asset; (viii) in accordance with Section 1223(2) of the Code, the holding period of the PNC Portfolios with respect to the Fund Assets will include the period for which such Fund Assets were held by the corresponding Compass Portfolios; and (ix) in accordance with Section 381(a) of the Code, each PNC Portfolio will succeed to the tax attributes of the corresponding Compass Portfolios described in Section 381(c) of the Code.

          (j) The Fund Assets to be transferred to a PNC Portfolio under this Agreement shall include no assets which such PNC Portfolio may not properly acquire pursuant to its investment limitations or objectives or may not otherwise lawfully acquire.

          (k) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of PNC, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

          (l) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          (m) Prior to the Valuation Time, each Compass Portfolio shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Compass Transaction, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ending February 28, 1995 and for the periods from said date to and including the Effective Time of the Compass Transaction (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ending February 28, 1995 and in the periods from said date to and including the Effective Time of Compass Transaction.

          (n) Compass shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Compass Transaction.

          (o) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

          (p) The Bank Holding Company Merger referred to in the recitals shall have been consummated.

          (q) PNC shall have been furnished at the Effective Time of the Compass Transaction with a certificate signed by any Vice President or Treasurer of SEI Financial Management Corporation ("SEI") dated as of said date stating that all statistical and research data, clerical, accounting and bookkeeping records, periodic reports to the SEC and any state securities agencies, tax returns and other tax filings, shareholder lists and other material shareholder data, complaint files and all other information, books, records and documents maintained by SEI (or any affiliate of SEI) and belonging to the Compass Portfolios, including those required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, have been delivered to PNC.

     10. Compass Conditions. The obligations of Compass hereunder shall be subject to the following conditions precedent:

          (a) This Agreement shall have been adopted and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of PNC and, subject to the provisions of Section 14, by the shareholders of the respective Compass Portfolios voting separately on a portfolio-by-portfolio basis.

          (b) As of the Valuation Time and the Effective Time of the Compass Transaction there shall have been no material adverse change in the financial position of any PNC Portfolio since the dates of the financial statements referred to in Section 5(e).

          (c) All representations and warranties of PNC and the PNC Portfolios made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Compass Transaction.

          (d) PNC shall have delivered to Compass a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Compass and dated as of the Effective Time of the Compass Transaction, to the effect that the representations and warranties of PNC and the PNC Portfolios made in this Agreement are true and correct at and as of the Effective Time of the Compass Transaction, except as they may be affected by the transactions contemplated by this Agreement and that, to its best knowledge, the Fund Assets to be transferred to each PNC Portfolio under this Agreement as set forth in Section 9(b) include only assets which such

     PNC Portfolio may properly acquire under its investment policies, limitations and objectives and may otherwise be lawfully acquired by such PNC Portfolio.

          (e) Compass shall have received an opinion of Drinker Biddle & Reath, counsel to PNC, in form reasonably satisfactory to Compass and dated the Effective Time of the Compass Transaction, substantially to the effect that
     (i) PNC is a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of the PNC Portfolios to be delivered to the Compass Portfolios as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by PNC; (iii) this Agreement has been duly authorized, executed and delivered by PNC, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding whether at law or in equity; (iv) the execution and delivery of this Agreement did not, and the consummation of the transaction contemplated by this Agreement will not, violate the Declaration of Trust, as amended, or the Code of Regulations of PNC or any material contract known to such counsel to which PNC is a party or by which it is bound; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PNC of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Compass.

          (f) Compass shall have received an opinion of Drinker Biddle & Reath addressed to PNC and Compass in form reasonably satisfactory to them, and dated the Effective Time of the Compass Transaction, with respect to the matters specified in Section 9(i).

          (g) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of PNC, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

          (h) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          (i) PNC shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Compass Transaction.

          (j) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

          (k) The Bank Holding Company Merger referred to in the recitals shall have been consummated.

     11. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder. In addition, Compass shall deliver or cause to be delivered to PNC, each account, book, record or other document of the Compass Portfolios required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

     12. Termination of Representations and Warranties. The representations and warranties of the parties set forth in this Agreement shall terminate upon the delivery of the Fund Assets to the PNC Portfolios and the issuance of the shares of the PNC Portfolios at the Effective Time of the Compass Transaction.

     13. Termination of Agreement. This Agreement may be terminated by a party at any time at or prior to the Effective Time of the Compass Transaction by a vote of a majority of its Board of Trustees as provided below:

          (a) By PNC if the conditions set forth in Section 9 are not satisfied as specified in said Section;

          (b) By Compass if the conditions set forth in Section 10 are not satisfied as specified in said Section; or

          (c) By mutual consent of both parties.

     14. Amendment and Waiver. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of Compass (a) the parties hereto may, by written agreement authorized by their respective Boards of Trustees and with or without the further approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Board of Trustees of the waiving party with or without the approval of such party's shareholders). Without limiting the foregoing, in the event shareholder approval of the matters specified in Sections 6, 9(a) and 10(a) is obtained with respect to certain Compass Portfolios but not with respect to the other Compass Portfolios, with the result that the transactions contemplated by this Agreement may be consummated with respect to some but not all of the Compass Portfolios, the Board of Trustees of PNC may, in the exercise of its sole and unilateral discretion, determine to either abandon this Agreement with respect to all of the Compass Portfolios or direct that the Compass Transaction and other transactions described herein be consummated to the degree the Board deems advisable.

     15. Governing Law. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

     16. Successors and Assigns. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

     17. Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

     18. Brokerage Fees and Expenses. Compass and PNC each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     19. PNC Liability. The names "The PNC Fund" and "Trustees of The PNC Fund" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The PNC Fund" entered into in the name of or on behalf thereof by any of its Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust. Both parties specifically acknowledge and agree that any liability of PNC under this Agreement in connection with the transactions contemplated herein with respect to a PNC Portfolio or its corresponding Compass Portfolio shall be discharged only out of the assets of that PNC Portfolio and that no other portfolio of PNC shall be liable with respect thereto.

     20. Compass Liability. The names "The Compass Capital Group" and "Trustees of The Compass Capital Group" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of October 1, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Compass Capital Group" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, interest holders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any Portfolio of the Trust must look solely to the assets of the Trust belonging to such Portfolio for the enforcement of any claims against the Trust.

     21. Notices. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

If to PNC:

The PNC(R) Fund
c/o Karen H. Sabath
BlackRock Financial Management, Inc.
345 Park Avenue
New York, New York 10154

With copies to:

Jeffrey A. Dalke, Esq.
Drinker Biddle & Reath
1345 Chestnut Street
Philadelphia, PA 19107
If to Compass:

The Compass Capital Group(R)
680 E. Swedesford Road
Wayne, PA 19087

With copies to:

Richard W. Grant, Esq.
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, PA 19103

     22. Expenses. To the extent not borne by their respective investment advisers, each party shall be responsible for the payment of all expenses incurred by such party in connection with this Agreement and the transactions contemplated hereby.

     23. Announcements. Any announcement or similar publicity with respect to this Agreement or the transactions contemplated herein shall be made only at such time and in such manner as the parties shall agree; provided that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

     24. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     25. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                           [SIGNATURE LINES OMITTED]

                                  APPENDIX II

                            ASSET PURCHASE AGREEMENT
                                 BY AND BETWEEN
                                THE PNC(R) FUND
                                      AND
                        THE BFM INSTITUTIONAL TRUST INC.

                         DATED: AS OF OCTOBER 30, 1995

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                       ------
Conveyance of Assets of BIT Portfolios...............................................    II-3
Liquidation and Dissolution of BIT Portfolios........................................    II-4
Valuation Time.......................................................................    II-5
Certain Representations, Warranties and Agreements of BIT............................    II-5
Certain Representations, Warranties and Agreements of PNC............................    II-7
Shareholder Action...................................................................    II-8
Regulatory Filings...................................................................    II-8
Effective Time of the BIT Transaction................................................    II-8
PNC Conditions.......................................................................    II-9
BIT Conditions.......................................................................   II-11
Further Assurances...................................................................   II-12
Termination of Representations and Warranties........................................   II-12
Termination of Agreement.............................................................   II-12
Amendment and Waiver.................................................................   II-12
Governing Law........................................................................   II-12
Successors and Assigns...............................................................   II-12
Beneficiaries........................................................................   II-13
Brokerage Fees and Expenses..........................................................   II-13
PNC and BIT Liability................................................................   II-13
Notices..............................................................................   II-13
Expenses.............................................................................   II-13
Announcements........................................................................   II-14
Entire Agreement.....................................................................   II-14
Counterparts.........................................................................   II-14

     This ASSET PURCHASE AGREEMENT (the "Agreement") is made as of this 30th day of October, 1995 by and between The BFM Institutional Trust Inc. ("BIT"), a Maryland corporation consisting of multiple investment portfolios including the Short Duration Portfolio, Core Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III (the "BIT Portfolios") and The PNC(R) Fund ("PNC"), a Massachusetts business trust consisting of multiple investment portfolios which include the Short-Term Bond Portfolio, the Core Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III (the "PNC Portfolios").

     WHEREAS, BIT and PNC are each an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the parties desire that the assets and liabilities of each BIT Portfolio be conveyed to, and be acquired and assumed by, the respective PNC Portfolio corresponding thereto, as stated herein, in exchange for "Institutional" class shares of the corresponding PNC Portfolio which shall thereafter be distributed by BIT to the shareholders of the BIT Portfolio in connection with its liquidation and dissolution as described in this Agreement (the "BIT Transaction"); and

     WHEREAS, PNC also maintains twenty-three additional investment portfolios that are not parties to the BIT Transaction; and

     WHEREAS, the parties anticipate that PNC may enter into separate acquisition agreements with The Compass Capital Group(R) (the "Compass Agreement") or other entities that provide for the acquisition of additional investment portfolios by the PNC Portfolios, and the parties intend that the execution and consummation of this Agreement shall neither prevent nor be subject to the execution or consummation of any such agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, the parties hereto, intending to be legally bound, agree as follows:

     1. Conveyance of Assets of BIT Portfolios. Prior to the Effective Time of the BIT Transaction as defined in Section 8, BIT shall execute and file Articles of Transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland (the "Department of Assessments"). At the Effective Time of the BIT Transaction, all property of every description, and all interests, rights, privileges and powers of each of the BIT Portfolios, subject to and including any and all liabilities, obligations, legal actions, commitments or expenses of any kind of such Portfolios, whether accrued, absolute, contingent known or unknown, now existing or arising hereinafter (such assets, subject to such present or future liabilities are herein referred to as the "Fund Assets"), shall be transferred and conveyed by BIT and each BIT Portfolio to its corresponding PNC Portfolio (as set forth below) and shall be accepted and assumed by said PNC Portfolio as more particularly set forth below and in the following paragraph, such that at and after the Effective Time of the BIT Transaction: (a) all assets of the BIT Portfolios shall become and be the assets of the respective corresponding PNC Portfolios; and (b) all such liabilities and obligations of the BIT Portfolios whether existing or arising in the future, shall attach, be assumed by and become the responsibility of the respective corresponding PNC Portfolios at the Effective Time of the BIT Transaction, and thenceforth to be enforced against each respective PNC Portfolio to the extent as if the same had been incurred by them. For purposes of the foregoing, liabilities assumed by the PNC Portfolios pursuant to this Agreement shall include any unpaid dividend or dividends declared by any BIT Portfolio with a record date or an ex-dividend date prior to the Effective Time of the BIT transaction.

     Without limiting the generality of the foregoing, it is understood that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by each BIT Portfolio, and any deferred or prepaid expenses shown as an asset on each BIT Portfolio's books, at the Effective Time of the BIT Transaction, and all contracts, all intangible property including good will and all books and records belonging to the BIT Portfolios, but excluding BIT's name and registered marks, if any.

     In particular, the Fund Assets of each BIT Portfolio shall be transferred and conveyed to the corresponding PNC Portfolio, as set forth below:

                                       CORRESPONDING
       BIT PORTFOLIO                   PNC PORTFOLIO
----------------------------    ----------------------------
Short Duration Portfolio        Short-Term Bond Portfolio
Core Fixed Income Portfolio     Core Fixed Income Portfolio
Multi-Sector Mortgage           Multi-Sector Mortgage
  Securities Portfolio III      Securities Portfolio III

     In exchange for the transfer of the Fund Assets, each PNC Portfolio shall simultaneously issue to the corresponding BIT Portfolio at the Effective Time of the BIT Transaction full and fractional shares of beneficial interest in said PNC Portfolio's so-called "Institutional" Share class having an aggregate net asset value equal to the net value of the Fund Assets so conveyed to such PNC Portfolio, all determined and adjusted as provided in this Section 1. In particular, each PNC Portfolio shall deliver to the corresponding BIT Portfolio the number of shares of its "Institutional" share class, including fractional shares determined by dividing the value of the Fund Assets of the corresponding BIT Portfolio that are so conveyed, computed in the manner and as of the time and date set forth in this Section, by the net asset value of one PNC Portfolio "Institutional" share that is to be delivered with respect thereto, computed in the manner and as of the time and date set forth in this Section. It is contemplated that at the Effective Time of the BIT Transaction the net asset value of one PNC Portfolio Institutional Share will have been adjusted to be the same as the net asset value of one share of the corresponding BIT Portfolio. All computations shall be made by PNC in consultation with Coopers & Lybrand, L.L.P.

     The net asset value of shares to be delivered by the PNC Portfolios, and the net value of the Fund Assets to be conveyed by the BIT Portfolios, shall, in each case, be determined as of the Valuation Time specified in Section 3. The net asset value of shares of the PNC Portfolios shall be computed in the manner set forth in the PNC Portfolios' then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). The net value of the Fund Assets to be transferred by the BIT Portfolios shall be computed by BIT and shall be subject to adjustment by the amount, if any, agreed to by PNC and the respective BIT Portfolios. In determining the value of the securities transferred by the BIT Portfolios to the PNC Portfolios, each security shall be priced in accordance with the policies and procedures of PNC described in its then current prospectuses and statements of additional information and adopted by PNC's Board of Trustees, which are and shall be consistent with the policies now in effect for BIT. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by PNC, provided that such determination shall be subject to the approval of BIT.

     2. Liquidation and Dissolution of BIT Portfolios. Immediately following the Effective Time of the BIT Transaction, each of the BIT Portfolios shall make a liquidating distribution to its shareholders as follows. Each shareholder of record as of the Valuation Time of each BIT Portfolio shall be credited with full and fractional shares of the class of beneficial interest that are issued by the corresponding PNC Portfolio in connection with the BIT Transaction in exchange for the BIT Portfolio shares that are held of record by the shareholder. In addition, each shareholder of record of a BIT Portfolio shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the BIT Transaction with respect to the shares of such BIT Portfolio that are held by the shareholder at the Effective Time of the BIT Transaction, provided such shareholder is also the shareholder of record for purposes of such dividend or distribution. In accordance with instructions it receives from BIT, PNC shall record on its books the ownership of the respective PNC Portfolio shares by the shareholders of record as of the Valuation Time of the BIT Portfolios (the "Transferor Record Holders"). No redemption or repurchase of any PNC Portfolio shares credited to former shareholders of the BIT Portfolios that are represented by unsurrendered share certificates of the BIT Portfolios shall be permitted until such certificates have been surrendered to PNC's transfer agent for cancellation. All of the issued and outstanding shares of the BIT Portfolios at the Effective Time of the BIT Transaction shall be cancelled on the books of BIT at the earliest practicable time permitted under the Maryland General Corporation Law. As soon as practicable after the Effective Time of the BIT Transaction, BIT shall file Articles of Dissolution for recordation with the Department of Assessments, and shall take, in accordance with Maryland General Corporation Law, all other steps as shall be necessary and proper to effect its complete dissolution, and shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company. After the Effective Time of the BIT Transaction, BIT shall not conduct any business except in connection with its liquidation, dissolution, and deregistration.

     3. Valuation Time. The Valuation Time for each of the BIT Portfolios and the PNC Portfolios shall be 4:01 P.M., Eastern Time, on January 12, 1996, or such earlier or later date as agreed to by the parties to this Agreement.

     4. Certain Representations, Warranties and Agreements of BIT. BIT, on behalf of itself and the BIT Portfolios, represents and warrants to, and agrees with, PNC as follows:

          (a) BIT is a Maryland corporation duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Maryland. BIT is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect.

          (b) BIT has the power to own all of its properties and assets and, subject to the approvals of shareholders referred to in Section 6, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by BIT, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate BIT's Charter or By-laws or any agreement or arrangement to which BIT is a party or by which it is bound.

          (d) Each BIT Portfolio has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

          (e) The audited financial statements of BIT for its fiscal year ended June 30, 1995 (copies of which have been previously furnished to PNC), present fairly in all material respects the financial position of the BIT Portfolios as of the date indicated and the results of their operations for the periods indicated, in conformity with generally accepted accounting principles. There has been no material adverse change in the financial position of any BIT Portfolio since the date of said financial statements.

          (f) There are no contingent liabilities of any BIT Portfolios not disclosed in financial statements delivered pursuant to Section 4(e).

          (g) Each BIT Portfolio has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

          (h) There are no material legal, administrative or other proceedings pending or, to its knowledge threatened, against BIT or the BIT Portfolios which could result in liability on the part of BIT or the BIT Portfolios.

          (i) At the Effective Time of the BIT Transaction, all federal and other tax returns and reports of each BIT Portfolio required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of each BIT Portfolio, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

          (j) Subject to the approvals of shareholders referred to in Section 6, at both the Valuation Time and the Effective Time of the BIT Transaction, BIT shall have full right, power and authority to sell, assign, transfer and deliver the Fund Assets and, upon delivery and payment for the Fund Assets as contemplated herein, the PNC Portfolios shall acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by BIT of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws.

          (l) Insofar as the following relate to BIT, the registration statement filed by PNC on Form N-14 relating to the shares of the PNC Portfolios that will be registered with the SEC pursuant to this Agreement, which shall include or incorporate by reference the proxy statement of the BIT Portfolios and prospectuses of the PNC Portfolios with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), and the proxy materials of BIT, if any, otherwise filed with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "BIT Transaction Proxy Materials"), on their effective and clearance dates with the SEC, at the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the BIT Transaction: (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties made by BIT in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the BIT Transaction Proxy Materials made in reliance upon and in conformity with information furnished by PNC for use therein as provided in Section 7.

          (m) All of the issued and outstanding shares of each of the BIT Portfolios have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws.

          (n) BIT shall not sell or otherwise dispose of any shares of the PNC Portfolios to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

          (o) BIT shall operate its business in the ordinary course between the date hereof and the Effective Time of the BIT Transaction. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, and the continued good faith performance by the investment adviser, administrator, distributor and other service providers of BIT of their respective responsibilities in accordance with the provisions of their agreements with BIT and applicable law.

          (p) Except for agreements or other arrangements relating to the purchase and sale of portfolio securities, BIT has furnished PNC with copies or descriptions of all contracts or legally binding arrangements to which it is a party.

          (q) Each BIT Portfolio shall deliver to PNC on November 30, 1995 a statement of all of the specific assets and specific liabilities of the BIT Portfolios, together with a list of the portfolio securities of each BIT Portfolio showing the tax costs of such securities by lot and the holding periods of such securities, and clearly reflecting the basis used for the determination of gain or loss realized on the partial sale of any security. Each BIT Portfolio shall immediately notify PNC of any portfolio security thereafter acquired or sold by the BIT Portfolio and, upon PNC's request, shall promptly and periodically update the other information described in this sub-paragraph. Upon notice by PNC, each BIT Portfolio shall immediately sell any portfolio security that PNC identifies as impermissible under the investment policies, objectives and limitations of the corresponding PNC Portfolio.

     5. Certain Representations, Warranties and Agreements of PNC. PNC, on behalf of itself and the PNC Portfolios, represents and warrants to, and agrees with, BIT as follows (such representations, warranties and agreements being made on behalf of each PNC Portfolio on a several and not joint, nor joint and several, basis):

          (a) PNC is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the Commonwealth of Massachusetts. PNC is registered as an open-end management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

          (b) PNC has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by PNC, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate PNC's Declaration of Trust, as amended, or the Code of Regulations or any agreement or arrangement to which PNC is a party or by which it is bound.

          (d) Each PNC Portfolio intends to qualify as a regulated investment company under Part I of Subchapter M of the Code, and with respect to each PNC Portfolio that has conducted operations prior to the Effective Time of the BIT Transaction, has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

          (e) The audited financial statements of PNC for its fiscal year ended September 30, 1994, and the unaudited financial statements of PNC for the six-month period ended March 31, 1995 (copies of which have been previously furnished to BIT), and the audited financial statements of PNC for the fiscal year ended September 30, 1995 (copies of which will be promptly furnished to BIT when available) present (or will present in the case of said audited financial statements for its fiscal year ended September 30,
     1995), fairly the financial position of the PNC Portfolios as of the dates indicated and the results of their operations for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. There has been no material adverse change in the financial position of any PNC Portfolio since the dates of said financial statements.

          (f) Each PNC Portfolio has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

          (g) There are no material legal, administrative or other proceedings pending or, to its knowledge threatened, against PNC or the PNC Portfolios which could result in liability on the part of PNC or the PNC Portfolios.

          (h) At the Effective Time of the BIT Transaction, all federal and other tax returns and reports of each PNC Portfolio required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of each PNC Portfolio, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

          (i) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by PNC of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws.

          (j) The N-14 Registration Statement and the BIT Transaction Proxy Materials, on their effective and clearance dates with the SEC, at the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the BIT Transaction, insofar as they relate to PNC (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the BIT Transaction Proxy Materials made in reliance upon and in conformity with information furnished by BIT for use therein as provided in Section 7.

          (k) The shares of the PNC Portfolios to be issued and delivered to the BIT Portfolios for the account of the shareholders of the BIT Portfolios, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the BIT Transaction and, when so issued and delivered, shall be duly and validly issued, fully paid and nonassessable, and no shareholder of PNC shall have any preemptive right of subscription or purchase in respect thereto.

          (l) PNC shall operate its business in the ordinary course between the date hereof and the Effective Time of the BIT Transaction. It is understood that (i) such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, and the continued good faith performance by the investment advisers, sub-advisers, administrators, distributor and other service providers of PNC of their respective responsibilities in accordance with the provisions of their agreements with PNC and applicable law; and (ii) nothing in this Agreement shall prevent PNC from entering into and consummating the Compass Agreement or any other agreement providing for the acquisition of additional investment portfolios (whether or not registered under the 1940 Act) by the PNC Portfolios.

     6. Shareholder Action. As soon as practicable after the effective date of the N-14 Registration Statement and SEC clearance of the proxy solicitation materials referred to in Section 7, but in any event prior to the Effective Time of the BIT Transaction and as a condition thereto, the Board of Directors of BIT shall call, and BIT shall hold, a meeting of the shareholders of the BIT Portfolios for the purpose of considering and voting upon:

          (a) Approval of this Agreement and the transactions contemplated hereby.

          (b) Such other matters as may be determined by the governing Boards of the parties.

     7. Regulatory Filings. PNC shall file a post-effective amendment (the "N-1A Post-Effective Amendment") to its registration statement on Form N-1A (File No. 33-26305) with the SEC, and with the appropriate state securities commissions, as promptly as practicable so that all PNC Portfolios and their shares are registered under the 1933 Act, 1940 Act and applicable state securities laws. In addition, PNC shall file an N-14 Registration Statement with the SEC and with appropriate state securities commissions relating to the matters described in Section 6 as promptly as practicable. PNC and BIT have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the N-1A Post-Effective Amendment, the N-14 Registration Statement and the BIT Transaction Proxy Materials.

     8. Effective Time of the BIT Transaction. Delivery of the Fund Assets and the shares of the PNC Portfolios to be issued pursuant to Section 1 and the liquidation of the BIT Portfolios pursuant to Section 2 shall occur on the next business day following the Valuation Time, or on such other date, and at such place and time, agreed to by each of the parties. The date and time at which such actions are taken are referred to herein as the "Effective Time of the BIT Transaction." To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the BIT Transaction, BIT shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     9. PNC Conditions. The obligations of PNC hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of BIT and, subject to the provisions of Section 14, by the shareholders of the respective BIT Portfolios voting separately on a portfolio-by-portfolio basis.

          (b) Each BIT Portfolio shall have delivered to its corresponding PNC Portfolio a statement of the specific assets and specific liabilities of the BIT Portfolio, together with a list of the portfolio securities of the BIT Portfolio showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Time, and clearly reflecting the basis used for the determination of gain or loss realized on the partial sale of any security transferred to PNC, certified by the Treasurer or Assistant Treasurer of the BIT Portfolio.

          (c) BIT shall have duly executed and delivered to PNC such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PNC may deem necessary or desirable to transfer all of each BIT Portfolio's right, title and interest in and to the Fund Assets. Such Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (d) Each BIT Portfolio shall have delivered to its corresponding PNC Portfolio a copy of the shareholder ledger accounts for all of the shareholders of record of said BIT Portfolio as of the Effective Time of the BIT Transaction who are to become shareholders of the corresponding PNC Portfolio as a result of the BIT Transaction, certified by its Transfer Agent or its President to the best of his or her knowledge and belief.

          (e) As of the Valuation Time and the Effective Time of the BIT Transaction there shall have been no material adverse change in the financial position of any BIT Portfolio since the date of the financial statements referred to in Section 4(e).

          (f) All representations and warranties of BIT and the BIT Portfolios made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the BIT Transaction.

          (g) BIT shall have delivered to PNC a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to PNC and dated as of the Effective Time of the BIT Transaction, to the effect that the representations and warranties of BIT and the BIT Portfolios made in this Agreement are true and correct at and as of the Effective Time of the BIT Transaction, except as they may be affected by the transactions contemplated by this Agreement.

          (h) PNC shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to BIT, in form reasonably satisfactory to PNC and dated the Effective Time of the BIT Transaction, substantially to the effect that (i) BIT is a Maryland corporation duly established and validly existing under the laws of the State of Maryland; (ii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by BIT and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Charter or By-laws of BIT or any material contract known to such counsel to which BIT is a party or by which it is bound; and (iv) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by BIT of the transactions contemplated by this

     Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to PNC.

          (i) PNC shall have received an opinion of Drinker Biddle & Reath addressed to PNC and BIT in form reasonably satisfactory to them, and dated the Effective Time of the BIT Transaction, substantially to the effect that for federal income tax purposes (i) the transfer by each BIT Portfolio of all of its Fund Assets to the corresponding PNC Portfolio in exchange for shares of the corresponding PNC Portfolio, and the distribution of said shares to the shareholders of the BIT Portfolio, as provided in this Agreement, will constitute a tax-free transaction within the meaning of
     Section 368(a)(1)(C), (D) or (F) of the Code; (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the BIT Portfolios as a result of such transactions; (iii) in accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the PNC Portfolios as a result of such transactions; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the BIT Portfolios on the distribution to them by the BIT Portfolios of shares of the corresponding PNC Portfolios in exchange for their shares of the BIT Portfolios; (v) in accordance with
     Section 358(a)(1) of the Code, the basis of the PNC Portfolio shares received by each shareholder of a BIT Portfolio will be the same as the basis of the shareholder's BIT Portfolio shares immediately prior to the transactions; (vi) in accordance with Section 362(b) of the Code, the basis of the Fund Assets received by each PNC Portfolio will be the same as the basis of such Fund Assets in the hands of the corresponding BIT Portfolio immediately prior to the transactions; (vii) in accordance with Section 1223(1) of the Code, a shareholder's holding period for PNC Portfolio shares will be determined by including the period for which the shareholder held the shares of the BIT Portfolio exchanged therefor, provided that the shareholder held such shares of the BIT Portfolio as a capital asset;
     (viii) in accordance with Section 1223(2) of the Code, the holding period of the PNC Portfolios with respect to the Fund Assets will include the period for which such Fund Assets were held by the corresponding BIT Portfolios; and (ix) in accordance with Section 381(a) of the Code, each PNC Portfolio will succeed to the tax attributes of the corresponding BIT Portfolios described in Section 381(c) of the Code.

          (j) The Fund Assets to be transferred to a PNC Portfolio under this Agreement shall include no assets which such PNC Portfolio may not properly acquire pursuant to its investment limitations or objectives or may not otherwise lawfully acquire.

          (k) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of PNC, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

          (l) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          (m) Prior to the Valuation Time, each BIT Portfolio shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the BIT Transaction, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ending June 30, 1995 and for the periods from said date to and including the Effective Time of the BIT Transaction (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ending June 30, 1995 and in the periods from said date to and including the Effective Time of BIT Transaction.

          (n) BIT shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the BIT Transaction.

          (o) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     10. BIT Conditions. The obligations of BIT hereunder shall be subject to the following conditions precedent:

          (a) This Agreement shall have been adopted and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of PNC and, subject to the provisions of Section 14, by the shareholders of the respective BIT Portfolios voting separately on a portfolio-by-portfolio basis.

          (b) As of the Valuation Time and the Effective Time of the BIT Transaction there shall have been no material adverse change in the financial position of any PNC Portfolio since the dates of the financial statements referred to in Section 5(e).

          (c) All representations and warranties of PNC and the PNC Portfolios made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the BIT Transaction.

          (d) PNC shall have delivered to BIT a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to BIT and dated as of the Effective Time of the BIT Transaction, to the effect that the representations and warranties of PNC and the PNC Portfolios made in this Agreement are true and correct at and as of the Effective Time of the BIT Transaction, except as they may be affected by the transactions contemplated by this Agreement and that, to its best knowledge, the Fund Assets to be transferred to each PNC Portfolio under this Agreement as set forth in Section 9(b) include only assets which such PNC Portfolio may properly acquire under its investment policies, limitations and objectives and may otherwise be lawfully acquired by such PNC Portfolio.

          (e) BIT shall have received an opinion of Drinker Biddle & Reath in form reasonably satisfactory to BIT and dated the Effective Time of the BIT Transaction, substantially to the effect that (i) PNC is a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of the PNC Portfolios to be delivered to the BIT Portfolios as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by PNC; (iii) this Agreement has been duly authorized, executed and delivered by PNC, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding whether at law or in equity; (iv) the execution and delivery of this Agreement did not, and the consummation of the transaction contemplated by this Agreement will not, violate the Declaration of Trust, as amended, or the Code of Regulations of PNC or any material contract known to such counsel to which PNC is a party or by which it is bound; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PNC of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to BIT.

          (f) BIT shall have received an opinion of Drinker Biddle & Reath addressed to PNC and BIT in form reasonably satisfactory to them, and dated the Effective Time of the BIT Transaction, with respect to the matters specified in Section 9(i).

          (g) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of PNC, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

          (h) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          (i) PNC shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the BIT Transaction.

          (j) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     11. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder. In addition, BIT shall deliver or cause to be delivered to PNC, each account, book, record or other document of the BIT Portfolios required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

     12. Termination of Representations and Warranties. The representations and warranties of the parties set forth in this Agreement shall terminate upon the delivery of the Fund Assets to the PNC Portfolios and the issuance of the shares of the PNC Portfolios at the Effective Time of the BIT Transaction.

     13. Termination of Agreement. This Agreement may be terminated by a party at any time at or prior to the Effective Time of the BIT Transaction by a vote of a majority of its governing Board as provided below:

          (a) By PNC if the conditions set forth in Section 9 are not satisfied as specified in said Section;

          (b) By BIT if the conditions set forth in Section 10 are not satisfied as specified in said Section; and

          (c) By mutual consent of both parties.

     14. Amendment and Waiver. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of BIT
(a) the parties hereto may, by written agreement authorized by their respective governing Boards and with or without the further approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the governing Board of the waiving party with or without the approval of such party's shareholders). Without limiting the foregoing, in the event shareholder approval of the matters specified in Sections 6, 9(a) and 10(a) is obtained with respect to one or more BIT Portfolios but not with respect to other BIT Portfolios, with the result that the transactions contemplated by this Agreement may be consummated with respect to one or more, but not all, of the BIT Portfolios, the Board of Trustees of PNC may, in the exercise of its sole and unilateral discretion, determine to either abandon this Agreement with respect to all of the BIT Portfolios or direct that the BIT Transaction and other transactions described herein be consummated to the degree the Board deems advisable and to the degree such transactions may be lawfully effected in accordance with the Maryland General Corporation Law and BIT's Charter.

     15. Governing Law. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

     16. Successors and Assigns. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

     17. Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

     18. Brokerage Fees and Expenses. Each of BIT and PNC represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     19. PNC and BIT Liability. The names "The PNC Fund" and "Trustees of The PNC Fund" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The PNC Fund" entered into in the name of or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers representatives or agents of the Trust personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

     Both parties specifically acknowledge and agree that any liability of PNC under this Agreement in connection with the transactions contemplated herein with respect to a PNC Portfolio or its corresponding BIT Portfolio shall be discharged only out of the assets of that PNC Portfolio and that no other portfolio of PNC shall be liable with respect thereto.

     Both parties specifically acknowledge and agree that any liability of BIT under this Agreement in connection with the transactions contemplated herein with respect to a BIT Portfolio or its corresponding PNC Portfolio shall be discharged only out of the assets of that BIT Portfolio and that no other portfolio of BIT shall be liable with respect thereto.

     20. Notices. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

     Both parties specifically acknowledge and agree that any liability of BIT under this Agreement in connection with the transactions contemplated herein with respect to a BIT Portfolio or its corresponding PNC Portfolio shall be discharged only out of the assets of that BIT Portfolio and that no other portfolio of BIT shall be liable with respect thereto.

    If to PNC:                                  If to BIT:
    The PNC(R) Fund                             The BFM Institutional Trust Inc.
    c/o Karen H. Sabath                         345 Park Avenue
    BlackRock Financial Management, Inc.        New York, New York 10154
    345 Park Avenue
    New York, NY 10154                          With copies to:
    With copies to:                             Richard T. Prins, Esq.
                                                Skadden, Arps, Slate, Meagher & Flom
    Jeffrey A. Dalke, Esq.                      919 Third Avenue
    Drinker Biddle & Reath                      New York, New York 10022
    1345 Chestnut Street
    Philadelphia, PA 19107

     21. Expenses. Each party shall be responsible for the payment of all expenses incurred by such party in connection with this Agreement and the transactions contemplated hereby.

     22. Announcements. Any announcement or similar publicity with respect to this Agreement or the transactions contemplated herein shall be made only at such time and in such manner as the parties shall agree; provided that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

     23. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     24. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                          [SIGNATURE LINES OMITTED]

                                  APPENDIX III

               INVESTMENT OBJECTIVES AND FUNDAMENTAL LIMITATIONS
            OF COMPASS PORTFOLIOS, BIT PORTFOLIOS AND PNC PORTFOLIOS

     This Appendix sets forth the investment objectives and fundamental limitations of the Compass Portfolios, BIT Portfolios and their corresponding PNC Portfolios. This Appendix also includes comments on the differences among certain important non-fundamental investment policies of these Portfolios.

     Except where noted below, (i) each PNC Portfolio's investment objective and policies may be changed by the PNC Board of Trustees without a shareholder vote; and (ii) each Compass Portfolio and BIT Portfolio may not change its investment objective without a vote of a majority of the outstanding shares of the Portfolio, but may change its investment policies without a shareholder vote.

                          I.  MONEY MARKET PORTFOLIOS

A.  INVESTMENT OBJECTIVES AND POLICIES -- TAXABLE MONEY MARKET PORTFOLIOS

     1. Compass Cash Reserve Fund: To produce current income with liquidity and stability of principal.

     2. PNC Money Market Portfolio: To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

     Comment: Each of these Portfolios is a money market fund that seeks to maintain a net asset value of $1.00 per share, although there is no assurance either will be able to do so. Both the Compass Cash Reserve Fund and the PNC Money Market Portfolio may invest in a broad range of U.S. dollar-denominated, high quality, short-term debt instruments, including U.S. Government obligations, repurchase agreements and bank obligations. The PNC Money Market Portfolio must normally invest at least 25% of its total assets in obligations of issuers in the banking industry and instruments, such as repurchase agreements, secured by such obligations. The Compass Cash Reserve Fund does not have a similar policy.

     The Compass Cash Reserve Fund may only invest in money market instruments rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are of comparable quality. The PNC Money Market Portfolio may invest its assets in securities that are rated in the highest two rating categories, provided that investments in securities that are not "First Tier Securities" (as defined below) may not exceed 5% of its assets, and investments in securities of any single issuer that is not "First Tier" may not exceed the greater of 1% of the Portfolio's total assets or $1 million. "First Tier Securities" are securities that (i) are rated in the highest rating category by an NRSRO; (ii) are rated in the highest rating category by at least two NRSROs, if rated by more than one NRSRO; (iii) have no short-term rating, but have been issued by an issuer that has other outstanding short-term obligations that have been so rated and are of comparable quality; and (iv) are unrated but have been determined to be of comparable quality.

     The PNC Money Market Portfolio may invest in interest-bearing savings deposits not in excess of 5% of its total assets. The Compass Cash Reserve Fund is not bound by this restriction. In addition, the PNC Money Market Portfolio may invest in bank obligations of issuers having total assets at the time of purchase in excess of $1 billion; the Compass Cash Reserve Fund may invest in bank obligations of issuers having capital, surplus and undivided profits at the time of purchase in excess of $100 million. The Compass Cash Reserve Fund may invest up to 10% of its total assets in guaranteed investment contracts issued by insurance companies, while the PNC Money Market Portfolio may only invest up to 5% of its assets in such securities.

     3. Compass U.S. Treasury Fund: To produce current income with liquidity and stability of principal.

     4. PNC Government Money Market Fund: To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

     Comment: Each of these Portfolios is a money market fund that seeks to maintain a net asset value of $1.00 per share, although there is no assurance either will be able to do so. The Compass U.S. Treasury Fund

                                      III-1
invests exclusively in short-term obligations issued by the U.S. Treasury, some of which may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligations. The PNC Government Money Market Portfolio invests in obligations issued by U.S. Government agencies and instrumentalities, as well as U.S. Treasury obligations, and in repurchase agreements collateralized by these obligations. The PNC Government Money Market Portfolio will, however, change its name and investment policies before the Effective Time of the Compass Transaction to provide that it will invest only in U.S. Treasury securities and related repurchase agreements.

B.  INVESTMENT OBJECTIVES AND POLICIES -- MUNICIPAL MONEY MARKET PORTFOLIOS

     1. Compass Municipal Money Fund: To seek current income that is exempt from Federal taxation with preservation of capital and relative stability of principal.

     2. Compass New Jersey/Pennsylvania Municipal Money Funds: To seek current income that is exempt from Federal and New Jersey or Pennsylvania, respectively, personal income taxation with preservation of capital and relative stability of principal.

     3. PNC Municipal Money Market Portfolio: To provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal.

     4. PNC New Jersey/Pennsylvania Municipal Money Market Portfolios: To seek as high a level of current income exempt from Federal and, to the extent possible, from New Jersey or Pennsylvania, respectively, income tax as is consistent with maintaining liquidity and stability of principal.

     Comment: Each of these Portfolios is a money market fund that seeks to maintain a net asset value of $1.00 per share, although there is no assurance they will be able to do so.

     (i) Compass/PNC Municipal Money Funds: The Compass Municipal Money Fund invests at least 80% of its assets in municipal securities the interest on which is exempt from regular Federal income tax, without regard to Federal alternative minimum tax. The PNC Municipal Money Market Portfolio invests at least 80% of its net assets in municipal securities, the interest on which is both exempt from regular Federal income tax and not an item of tax preference for purposes of the Federal alternative minimum tax.

     (ii) Compass/PNC New Jersey/Pennsylvania Municipal Money Funds: The Compass New Jersey/Pennsylvania Municipal Money Funds, like the PNC New Jersey/Pennsylvania Municipal Money Market Portfolios, invest at least 80% of their total assets in municipal securities, the interest on which is exempt from regular Federal income tax without regard to Federal alternative minimum tax. In addition, the Compass New Jersey/Pennsylvania Municipal Money Funds must normally invest at least 80% of their total assets in municipal securities that are exempt from New Jersey and Pennsylvania personal income tax, respectively, or, in the case of the Compass New Jersey Municipal Money Fund, direct obligations of the United States, its territories and certain of its agencies and instrumentalities. The PNC New Jersey/ Pennsylvania Money Market Portfolios must normally invest at least 65% of their respective total assets in New Jersey and Pennsylvania municipal securities.

     (iii) Quality of Investments: The Compass Municipal Money Fund and the Compass New Jersey/Pennsylvania Municipal Money Funds limit their investments to those obligations that, at the time of purchase, are "First Tier Securities" as defined above in the Comment under "Investment Objectives and Policies -- Taxable Money Market Portfolios." The PNC Municipal Money Market Portfolio and the PNC New Jersey/Pennsylvania Money Market Portfolios may invest in securities in the two highest ratings categories or, if unrated, are determined to be of comparable quality. These PNC Portfolios may invest in municipal leases and tax-exempt derivative securities.

                                      III-2

                              II.  BOND PORTFOLIOS

                       INVESTMENT OBJECTIVES AND POLICIES

     1. Compass Municipal Bond Fund: To seek current income that is exempt from Federal taxation with preservation of capital.

     2. PNC Tax-Free Income Portfolio: To seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

     Comment: Under normal market conditions, both the Compass Municipal Bond Fund and the PNC Tax-Free Income Portfolio must invest at least 80% of their respective assets in municipal securities the interest on which is exempt from regular Federal income tax and, in the case of the PNC Tax-Free Income Portfolio, is not an item of tax preference for purposes of the Federal alternative minimum tax. The Compass Municipal Bond Fund may invest in municipal securities without regard to Federal alternative minimum tax. The Compass Municipal Bond Fund invests only in securities rated at the time of purchase in the three highest rating categories or unrated securities of comparable quality; the PNC Tax-Free Income Portfolio may invest in securities rated in the four highest rating categories or unrated securities determined to be of comparable quality. Normally, the dollar-weighted average portfolio maturity of the Compass Municipal Bond Fund will be between five and eighteen years, and the dollar-weighted average portfolio maturity of the PNC Tax-Free Income Portfolio will be between ten and twenty-five years. The PNC Tax-Free Income Portfolio may invest in municipal leases and tax-exempt derivative securities.

     3. Compass New Jersey/Pennsylvania Municipal Bond Funds: To seek current income exempt from Federal and New Jersey or Pennsylvania, respectively, income taxation with preservation of capital.

     4. PNC New Jersey/Pennsylvania Tax-Free Income Portfolios: To seek as high a level of current income exempt from Federal and, to the extent possible, from New Jersey or Pennsylvania, respectively, income tax as is consistent with preservation of capital.

     Comment: The Compass New Jersey/Pennsylvania Municipal Bond Funds must normally invest at least 80% of their respective total assets in municipal securities the interest on which is exempt from regular Federal income tax without regard to Federal alternative minimum tax. In addition, the Compass New Jersey/Pennsylvania Municipal Bond Funds must normally invest at least 80% of their respective total assets in municipal securities that are exempt from New Jersey and Pennsylvania personal income tax, respectively, or, in the case of the Compass New Jersey Municipal Bond Fund, direct obligations of the United States, its territories and certain of its agencies and instrumentalities. The PNC New Jersey/Pennsylvania Tax-Free Income Portfolios must normally invest at least 80% of their net assets in municipal securities the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax. In addition, the PNC New Jersey/Pennsylvania Money Market Portfolios must normally invest at least 65% of their respective total assets in New Jersey and Pennsylvania municipal securities.

     The Compass New Jersey/Pennsylvania Municipal Bond Funds invest only in securities rated at the time of purchase in the three highest rating categories or unrated New Jersey/Pennsylvania securities of comparable quality; the PNC New Jersey/ Pennsylvania Tax-Free Income Portfolios may invest in securities rated in the four highest rating categories or unrated securities determined to be of comparable quality. Normally, the dollar-weighted average portfolio maturities of the Compass New Jersey/Pennsylvania Municipal Bond Funds will be between five and eighteen years, and the dollar-weighted average portfolio maturities of the PNC New Jersey/Pennsylvania Tax-Free Income Portfolios will be between ten and twenty-five years. The PNC New Jersey/Pennsylvania Tax-Free Income Portfolios may invest in municipal leases and tax-exempt derivative securities.

     5. Compass Short/Intermediate Fund: To seek current income as well as preservation of capital.

     6. BIT Short Duration Portfolio: To realize a total rate of return that exceeds the total rate of return of the Merrill Lynch 1-3 year Treasury Index.

                                      III-3

     7. PNC Short-Term Bond Portfolio: To seek a high level of current income consistent with prudent investment risk.

     [NOTE: It is expected that after the Effective Time of the Compass Transaction and BIT Transaction the investment objective of the PNC Short-Term Bond Portfolio will be modified to read as follows: "To seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 year Treasury Index."]

     Comment: Each of these three portfolios invests primarily in debt securities. The Compass Short/Intermediate Fund invests in securities rated in the three highest rating categories at the time of purchase (or unrated securities deemed to be of comparable quality) and under normal conditions maintains a dollar-weighted average portfolio maturity between two and five years; the BIT Short Duration Portfolio invests in U.S. Government and other securities rated in the highest rating category at the time of purchase (or unrated securities deemed to be of comparable quality) and under normal conditions maintains a dollar-weighted average maturity longer than three years (although its "duration" as defined in its prospectus is normally between one and three years); and the PNC Short-Term Bond Portfolio may currently invest in investment grade securities rated in the four highest rating categories at the time of purchase (or unrated securities deemed to be of comparable quality) and under normal conditions maintains a dollar-weighted average maturity of five years or less. The PNC Short-Term Bond Portfolio will, however, change its investment policies before the Effective Times of the respective Transactions to be consistent with those of the BIT Short Duration Portfolio stated above. (As used above, "duration" is a measure of the expected life of fixed income security on a present value basis and is indicative of a security's price volatility or risk associated with changes in interest rates.)

     The Compass Short/Intermediate Fund and PNC Short-Term Bond Portfolio, but not the BIT Short Duration Portfolio, may invest in U.S. dollar-denominated "Yankee" and "Eurodollar" obligations, and may make other investments in foreign issuers. On the other hand, the BIT Short Duration Portfolio and the PNC Short-Term Bond Portfolio, but not the Compass Short/Intermediate Fund, may engage in reverse repurchase agreements for leveraging purposes, interest rate swap, cap and floor transactions, short sales "against the box" and transactions in inverse floating rate instruments as discussed in the Comment following paragraph 10 below. The PNC Short-Term Bond Portfolio and BIT Short Duration Portfolio, but not the Compass Short/Intermediate Fund, may also participate in dollar roll transactions, while the Compass Short/Intermediate Fund may not. The BIT Short Duration Portfolio currently invests, and after the Effective Times of the respective Transactions the PNC Short-Term Bond Portfolio expects to invest, principally in U.S. Government, mortgage-backed, asset-backed and, to a lesser extent, corporate debt securities.

     8. Compass Fixed Income Fund: To seek current income as well as preservation of capital.

     9. BIT Core Fixed Income Portfolio: To realize a total rate of return that exceeds the total return of the Lehman Brothers Aggregate Index consistent with preservation of capital and prudent investment management.

     10. PNC Core Fixed Income Portfolio: To realize a total rate of return that exceeds the total return of the Lehman Brothers Aggregate Index consistent with preservation of capital and prudent investment management.

     Comment: The Compass Fixed Income Fund invests in securities within the three highest rating categories and unrated securities deemed to be of comparable quality. The BIT Core Fixed Income Portfolio and PNC Core Fixed Income Portfolio invest in securities rated in the four highest rating categories (and unrated securities deemed to be of comparable quality). The Compass Fixed Income Fund's dollar-weighted average portfolio maturity ranges between five and eighteen years. The BIT Core Fixed Income Portfolio and PNC Core Fixed Income Portfolio do not have limits on their portfolio maturities, but each Portfolio normally maintains a target "duration" (as defined above in the immediately preceding "Comment") in the range of plus or minus 20% around the current duration of the Lehman Brothers Aggregate Index. Unlike the Compass Fixed Income Portfolio, the BIT Core Fixed Income Portfolio and PNC Core Fixed Income Portfolio may engage in: (i) interest rate swap, cap and floor transactions, (ii) short sales "against the box," (iii) dollar roll transactions and (iv) transactions in inverse floating rate securities (which may exhibit high price volatility

                                      III-4
because, among other things, the interest rate on these securities will change inversely to changes in prevailing interest rates) subject to a 10% total asset limit.

     Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their respective portfolios, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment. Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate swap on a daily basis and will deliver an amount of cash, U.S. Government securities or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act.

     The BIT Core Fixed Income Portfolio and the PNC Core Fixed Income Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement.

     The BIT Core Fixed Income Portfolio and PNC Core Fixed Income Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios expect to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

     While each of the Compass Fixed Income Fund, BIT Core Fixed Income Portfolio and PNC Core Fixed Income Portfolio may invest in various types of futures contracts and put and call options, the Compass Fixed Income Fund is subject to a 33% limit on such transactions, while the BIT Core Fixed Income Portfolio and PNC Core Fixed Income Portfolio are subject to a 10% limit on options. The BIT Core Fixed Income Portfolio and PNC Core Fixed Income Portfolio, but not the Compass Fixed Income Fund, may engage in reverse repurchase agreements for leveraging purposes, and are expected to have high turnover rates that may increase transaction costs borne by the Portfolios.

     The use of reverse repurchase agreements, borrowing and other leveraging techniques presents the following risks: (i) leveraging exaggerates any increase or decrease in the value of a Portfolio; (ii) the costs of borrowing may exceed the income from the portfolio securities purchased with borrowed money; (iii) a decline in net asset value results if the investment performance of the additional securities purchased through borrowings fails to cover their cost to the Portfolio (including any interest paid on borrowed money); (iv) if the asset coverage for borrowings declines to less than three hundred percent (as a result of market fluctuations or otherwise), the Portfolio may be required to sell a portion of its investments when it may be disadvantageous to do so; (v) the market value of the securities sold by a Portfolio pursuant to a reverse

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

repurchase agreement may decline below the price of the securities the Portfolio is obligated to repurchase; and (vi) the securities sold pursuant to a reverse repurchase agreement may not be returned to a Portfolio.

     11. Compass International Fixed Income Fund: To seek current income and preservation of capital consistent with reasonable investment risk.

     12. PNC International Fixed Income Portfolio: To achieve as high a level of current income as is consistent with prudent investment risk.

     Comment: Both the Compass International Fixed Income Fund and the PNC International Fixed Income Portfolio invest at least 65% of their respective total assets in fixed income obligations of foreign issuers. Under normal market conditions, the Compass International Fixed Income Fund's dollar-weighted average portfolio maturity will range between two and eighteen years. The PNC International Fixed Income Portfolio is not restricted to any minimum or maximum time to maturity. The PNC International Fixed Income Portfolio may invest in securities rated in the four highest rating categories (and unrated securities deemed to be of comparable quality), and may invest up to 5% of its net assets in securities rated below investment grade; the Compass International Fixed Income Fund may only invest in debt securities that have at the time of purchase one of the three highest ratings or, if unrated, are deemed to be of comparable quality.

     13. BIT Multi-Sector Mortgage Securities Portfolio III: To seek to provide a total ratio of return before fees and expenses over rolling twelve-month periods that exceeds the total return of the Salomon Broad Investment Grade Index over the same period by at least 1.60% on an annualized basis.

     14. PNC Multi-Sector Mortgage Securities Portfolio III: To seek to provide a total ratio of return before fees and expenses over rolling twelve-month periods that exceeds the total return of the Salomon Broad Investment Grade Index over the same period by at least 1.60% on an annualized basis.

     Comment: Both the BIT Multi-Sector Mortgage Securities Portfolio III and the PNC Multi-Sector Mortgage Securities Portfolio III seek to achieve their investment objectives by investing in a portfolio of fixed income securities consisting primarily of commercial and residential mortgage-backed securities. Each Portfolio may also invest in securities that are not mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities. Each of the Portfolios may invest up to 25% of its assets in non-investment grade securities rated BB or B, of which no more than half (or 12.5% of the Portfolio's assets) may be rated B. Each Portfolio has a policy of maintaining a dollar-weighted average credit quality of at least A-/A3. Non-investment grade securities (those that are rated Ba or lower) are commonly referred to as "junk" bonds. Particular risks associated with lower-rated securities are: (i) the relative youth and growth of the market for such securities; (ii) the sensitivity of such securities to interest rate and economic changes; (iii) the lower degree of protection of principal and interest payments; (iv) the relatively low trading market liquidity for the securities; (v) the impact that legislation may have on the high yield bond market (and, in turn, on a Portfolio's net asset value and investment practices); and (vi) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet project business goals, and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a lower rated security held by a Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market.

     Each of the Portfolios may invest in futures, options, swaps, caps and floors for bona fide hedging and duration management purposes. Each Portfolio does not have a limit on its portfolio maturity, but normally maintains a target "duration" in the range of plus or minus 20% around the current duration of the Salomon Brothers Mortgage Index.

     The investment objectives of both the BIT Multi-Sector Mortgage Securities Portfolio III and PNC Multi-Sector Mortgage Securities Portfolio III are fundamental and may not be changed without a shareholder vote.

                                      III-6

                            III.  EQUITY PORTFOLIOS

                       INVESTMENT OBJECTIVES AND POLICIES

     1. Compass Equity Income Fund: To seek a combination of current income and capital appreciation.

     2.  PNC Value Equity Portfolio:  To seek long-term appreciation.

     Comment: The Compass Equity Income Fund generally limits its investments to domestic companies with market capitalizations in excess of $200 million without regard to any specific industry, region or trading market. On average, stocks selected for the Compass Equity Income Fund are expected to provide a higher current yield than that of the general market, as characterized by the S&P 500. Price-to-earnings and price-to-book ratios are also part of the stock selection process, and the Compass Equity Income Fund normally ranks lower in these two categories than the S&P 500 composite. The Compass Equity Income Fund may invest up to 35% of its total assets in preferred stocks, high quality corporate bonds, notes, warrants, obligations issued by foreign branches of U.S. domestic and foreign banks and high quality, short-term obligations. The PNC Value Equity Portfolio invests primarily in corporate stocks and securities convertible into common stocks, selected on the basis of fundamental and/or traditional research, that appear to represent good relative value. The ratios of a security's price-to-earnings and book value, its earnings trend and its dividend growth rate are factors considered in security selection.

     3.  Compass Growth Fund:  To seek primarily capital appreciation.

     4. PNC Growth Equity Portfolio: To seek long-term growth of capital and, secondarily, to achieve current income and dividend growth potential.

     Comment: Both the Compass Growth Fund and PNC Growth Equity Portfolio invest primarily in equity securities. The Compass Growth Fund limits its investments to companies considered to have favorable equity-to-debt ratios and market capitalizations in excess of $200 million. Emphasis is placed on companies that have demonstrated consistent historical earnings growth; recent earnings momentum and price-to-earnings ratios are also considered. The PNC Growth Equity Portfolio emphasizes companies in the middle and higher capitalization ranges (over $1 billion market capitalization at the time of purchase) and growth prospects exceeding that of the general economy.

     5.  Compass Small Company Fund:  To seek primarily capital appreciation.

     6. PNC Small Cap Growth Equity Portfolio: To seek long-term capital appreciation.

     Comment: Both the Compass Small Company Fund and the PNC Small Cap Growth Equity Portfolio invest primarily in securities of domestic companies with a market capitalization of less than $1 billion at the time of purchase. The PNC Small Cap Growth Equity Portfolio invests primarily in stocks of companies which the portfolio's sub-adviser considers to have favorable and above average earnings growth prospects.

     7. Compass International Equity Fund: To seek primarily long-term capital appreciation and, secondarily, income.

     8. PNC International Equity Portfolio: To provide long-term capital appreciation.

     Comment: The Compass International Equity Portfolio invests at least 65% of its assets in equity securities of foreign companies, and may invest up to 35% of its assets in equity and investment grade fixed income securities of companies domiciled in the United States. The PNC International Equity Income Portfolio must invest at least 80% of its assets in equity securities of foreign issuers, and does not normally intend to invest in the equity securities of domestic companies. The PNC International Equity Portfolio places primary emphasis on the securities of issuers in countries included in the MSCI Europe, Australia and Far East Index ("EAFE") whose prices in their home market or stock exchange are low in relation to current earnings.

B.  INVESTMENT OBJECTIVES -- BALANCED FUND

     1. Compass Balanced Fund: To provide capital appreciation and current income.

                                      III-7

     2. PNC Balanced Portfolio: To achieve total return through a combination of long-term growth of capital and current income consistent with preservation of capital.

     Comment: The Compass Balanced Fund invests at least 30% of its total assets in fixed income securities with the remainder in common stocks and securities convertible into common stocks; the PNC Balanced Portfolio invests at least 25% of its total assets in fixed income senior securities with the remainder in common stocks and convertible securities. Fixed income securities acquired by both the Compass Balanced Fund and the PNC Balanced Portfolio are investment grade. Equity investments by the Compass Balanced Fund are primarily in large-capitalization companies (those companies with market capitalizations of over $1 billion). Both Portfolios may invest in foreign securities, but the PNC Balanced Portfolio's investments in securities of foreign issuers are limited to 5% of the Portfolio's total assets.

                        IV.  FUNDAMENTAL LIMITATIONS --
                      ALL COMPASS, BIT AND PNC PORTFOLIOS

     Except where noted below, the following investment limitations are fundamental, and may not be changed without shareholder approval, for the Compass Portfolios, the BIT Portfolios and the PNC Portfolios. The following discussion does not apply to the fundamental limitations of PNC Multi-Sector Mortgage Securities Portfolio III, which are the same as the fundamental limitations of its corresponding BIT Portfolio set forth in the current Prospectus and Statement of Additional Information for that Portfolio.

1.  DIVERSIFICATION

     a. The Compass Portfolios may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after such purchase, more than 5% of the value of their respective total assets would be invested in any one issuer or a Portfolio would hold more than 10% of any class of securities of such issuer or more than 10% of the outstanding voting securities of such issuer, except that (i) with respect to each Compass Portfolio, except the New Jersey Municipal Money Fund, Pennsylvania Municipal Money Fund, New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, up to 25% of the value of such Compass Portfolio's total assets may be invested without regard to such limitation, (ii) with respect to the Compass New Jersey Municipal Money Fund, Pennsylvania Municipal Money Fund, New Jersey Municipal Bond Fund and Pennsylvania Municipal Bond Fund, up to 50% of the value of each such Portfolio's respective total assets may be invested in as few as two issuers.

     b. The PNC Portfolios, except the PNC New Jersey Municipal Money Market Portfolio, Pennsylvania Money Market Portfolio, New Jersey Tax-Free Income Portfolio and Pennsylvania Tax-Free Income Portfolio, may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for such securities) if more than 5% of the value of the respective Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or by PNC, except that up to 25% of the value of a Portfolio's total assets (taken at current value) may be invested without regard to these limitations.

     NOTE: The PNC New Jersey Municipal Money Market Portfolio, Pennsylvania Money Market Portfolio, New Jersey Tax-Free Income Portfolio and Pennsylvania Tax-Free Income Portfolio do not have a fundamental investment limitation on diversification.

     c. The BIT Portfolios may not (i) purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result, with respect to 75% of their respective total assets, more than 5% of such total assets would then be invested in securities of a single issuer, and
(ii) purchase more than 10% of all outstanding voting securities of any one issuer.

     NOTE: Under the foregoing investment limitations, each Compass, PNC and BIT Portfolio is classified as a diversified portfolio under the 1940 Act except the Compass New Jersey Municipal Money Market Fund, Compass Pennsylvania Municipal Money Market Fund, Compass New Jersey Municipal Bond Fund,

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

Compass Pennsylvania Municipal Bond Fund and their corresponding PNC Portfolios. In addition, the PNC Multi-Sector Mortgage Securities Portfolio III and BIT Multi-Sector Mortgage Securities Portfolio III are classified as non-diversified portfolios under the 1940 Act.

2.  CONCENTRATION

     a. The Compass Portfolios may not purchase securities that would cause more than 25% of the value of their total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit or bankers' acceptances and repurchase agreements secured by such obligations; (ii) this limitation does not apply to municipal securities or government guarantees of municipal securities purchased by the Compass Municipal Money Market Fund, New Jersey Municipal Money Fund, Pennsylvania Municipal Money Fund, Municipal Bond Fund, New Jersey Municipal Bond Fund and Pennsylvania Municipal Bond Fund; (iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services.

     b. The PNC Portfolios may not purchase securities that would cause 25% or more of the value of their respective total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; except that the PNC Money Market Portfolio may not purchase any securities that would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. These limitations are not applied to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (ii) with respect to PNC's money market funds only, instruments issued by domestic banks (which may include U.S. branches of foreign banks); (iii) repurchase agreements secured by the instruments described in the foregoing clauses (i) and, with respect to PNC's money market funds only, (ii); and wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents, and utilities will be divided according to their services.

     c. The BIT Portfolios may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, 25% or more of a Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry.

3.  BORROWINGS

     a. The Compass Portfolios may not borrow or issue senior securities, except that they may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of their respective total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of the borrowing. The Compass Portfolios may not purchase securities while their respective borrowings (including reverse repurchase agreements) exceed 5% of their respective total assets.

     b. The PNC Portfolios may not borrow money or issue senior securities, except that they may borrow from banks and (other than PNC's tax-exempt money market funds) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of their respective total assets at the time of the borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. The Portfolios may not purchase securities when their respective aggregate outstanding

                                      III-9
borrowings (including reverse repurchase agreements and borrowings from banks) exceed 5% of their respective total assets.

     c. The BIT Portfolios may not issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued", delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

     NOTE: It is expected that after the Effective Times of the Compass Transaction and the BIT Transaction the fundamental limitation on borrowings for the PNC Short-Term Bond, Core Fixed Income, International Fixed Income and Balanced Portfolios will be conformed to the fundamental limitations of the BIT Portfolios stated above.

4.  LOANS

     a. The Compass Portfolios may not make loans, except that they may lend their portfolio securities in accordance with their investment objectives and policies and may enter into repurchase agreements.

     b. The PNC Portfolios may not make loans, except that they may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and may lend their portfolio securities.

     c. The BIT Portfolios may not make loans, except through (i) repurchase agreements, and (ii) loans of portfolio securities limited to 50% of the value of the Portfolio's total assets.

5.  ILLIQUID SECURITIES

     a. The Compass Portfolios may not invest (except with respect to variable or floating rate notes subject to a seven-day or less demand feature) more than 15% of their respective total assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice, and, with respect to the Compass International Fixed Income and International Equity Funds, over-the-counter hedging transactions.

     NOTE: As a matter of non-fundamental policy, the Compass Cash Reserve and U.S. Treasury Funds will limit their investments in illiquid securities to 10% of their respective total assets.

     NOTE: PNC's money market funds have a 10% net asset limit, and the other PNC Portfolios have a 15% net asset limit, on investments in illiquid securities, but these policies are not fundamental for these Portfolios. The BIT Portfolios are subject to a 15% limit on such securities, but this policy is not fundamental to these Portfolios.

6.  MARGIN TRANSACTIONS/TRADING ACCOUNTS

     a. The Compass Portfolios may not purchase securities on margin, sell securities short or maintain a short position, or participate on a joint or joint and several basis in any securities trading account.

     b. The PNC Portfolios may not purchase securities on margin, make short sales of securities or maintain a short position, except that (i) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (ii) the Portfolios may obtain short-term credit as may be necessary for the clearance of purchases and sales of a Portfolio's securities.

                                     III-10

     c. The BIT Portfolios may not purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin. The Portfolios may not make short sales, except "against-the-box."

7.  UNDERWRITING

     a. The Compass Portfolios may not underwrite securities of other issuers, except to the extent that a Portfolio may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the Portfolio's investment objective and policies.

     b. The PNC Portfolios may not act as an underwriter within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

     c. The BIT Portfolios may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

8.  OPTIONS

     a. The Compass Portfolios may not write or sell straddles, spreads or combinations thereof; the Compass Cash Reserve Fund and U.S. Treasury Fund may not write or purchase put or call options; the Compass Municipal Bond Fund, New Jersey Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Municipal Money Fund, New Jersey Municipal Money Fund and Pennsylvania Municipal Money Fund also may not write or sell put or call options, except that they may acquire put options with respect to municipal securities in their respective portfolios and sell those put options in conjunction with a sale of those municipal securities; the Compass Municipal Money Fund, New Jersey Municipal Money Fund and Pennsylvania Municipal Money Fund will not acquire a put if, immediately after such acquisition, over 5% of the total amortized cost value of their respective assets would be subject to puts from the same institution, except that (i) up to 25% of the value of each Portfolio's total assets may be subject to puts without regard to such 5% limitation, and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities. In applying this limitation, a Portfolio will aggregate securities subject to puts from any one institution with such Portfolio's investments, if any, in securities issued or guaranteed by that institution. In addition, a put will be considered to be from a party to whom the Portfolio will look for payment of the exercise price. The Compass Municipal Money Fund, New Jersey Municipal Money Fund and Pennsylvania Municipal Money Fund will not acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the amortized cost value of the security or securities underlying that put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost values of a Portfolio's assets.

     b. The PNC Portfolios are not permitted to write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

     NOTE: The BIT Portfolios do not have a fundamental investment limitation on options.

9.  REAL ESTATE

     a. The Compass Portfolios may not purchase or sell real estate, including limited partnership interests (although investments by the Portfolios in marketable securities of companies engaged in such activities, and the investment in securities secured by real estate or interests therein, are not precluded to the extent consistent with a Portfolio's investment objective).

                                     III-11

     b. The PNC Portfolios may not purchase or sell real estate, except a Portfolio may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

     c. The BIT Portfolios will not buy or sell real estate or interests in real estate, except a the Portfolio may purchase and sell mortgage-backed securities, securities collateralized by mortgages, securities that are secured by real estate and securities of companies which invest or deal in real estate.

10.  OTHER INVESTMENT COMPANIES

     a. The Compass Municipal Money Fund, Cash Reserve Fund, U.S. Treasury Fund, New Jersey Municipal Money Fund and New Jersey Municipal Bond Fund may not invest in securities of other investment companies, except where such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets.

     b. The PNC Portfolios may not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     NOTE: The BIT Portfolios do not have a fundamental investment limitation on investments in other investment companies.

11.  MISCELLANEOUS

     a. The Compass Portfolios may not invest in any issuer for purposes of exercising control of management; nor may they purchase or sell commodities, commodity contracts (except with respect to the Bond, Equity and Balanced Portfolios, futures contracts), oil, gas or mineral exploration or development programs or leases (although investments by a Portfolio in marketable securities of companies engaged in such activities are not precluded to the extent appropriate to its investment objective). In addition, the Compass Portfolios may not purchase or retain securities of any issuer if the officers or trustees of Compass or the officers or directors of any of its investment advisers or sub-advisers owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities. The Compass Portfolios also will not invest more than 10% of their total assets in the securities of issuers that together with any predecessors have a record of less than three years of continuous operation. The Compass Municipal Money Fund, New Jersey Municipal Money Fund and Pennsylvania Municipal Money Fund will not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

     b. The Compass Cash Reserve Fund may not buy common stocks, voting securities or tax-exempt municipal securities. The Compass U.S. Treasury Fund may not buy common stocks, voting securities or municipal securities.

     c. The Compass U.S. Treasury Fund may not purchase securities other than bills, notes and bonds issued by the U.S. Treasury, certain of which securities may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligations.

     d. The Compass Pennsylvania Municipal Money Fund and Pennsylvania Municipal Bond Fund have a fundamental policy that their securities may be varied only (i) to eliminate unsafe investments and investments not consistent with the preservation of their capital or the tax status of their investments; (ii) to honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases; (iii) in the case of the Compass Pennsylvania Municipal Money Fund, to maintain a constant net asset value per unit pursuant to, and in compliance with, an order or rule of the United States Securities and Exchange Commission; (iv) to reinvest earnings from securities in like securities; or (v) to defray normal administrative expenses.

     e. The PNC Portfolios may not purchase securities for the purpose of exercising control; nor may they purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolios may, to the extent appropriate to their investment policies, purchase securities

                                     III-12

(publicly-traded securities in the case of a money market fund) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     f. The PNC New Jersey Municipal Money Market and Pennsylvania Municipal Money Market Portfolios will invest at least 80% of their respective net assets in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

     g. The PNC Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

     h. The BIT Portfolios may not make investments for the purpose of exercising control or management. The Portfolios will not purchase securities, other than U.S. Government securities, mortgage-backed securities or asset-backed securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of a Portfolio's total assets would be invested in such securities. The Portfolios also may not invest in oil, gas or other mineral exploration or development programs, except that they may invest in securities of companies that invest in or sponsor such programs. The BIT Portfolios may not buy or sell commodities contracts, except that they may purchase and sell futures contracts and options thereon.

                                     III-13

                                  APPENDIX IV

                     SHAREHOLDER TRANSACTIONS AND SERVICES

     This Appendix compares the shareholder transactions and services that are available in connection with: (1) Service Shares and Institutional Shares of the PNC Portfolios, (2) the Compass Portfolios and (3) the BIT Portfolios.

         I.  PNC PORTFOLIOS -- SERVICE SHARES AND INSTITUTIONAL SHARES

             CORRESPONDING COMPASS PORTFOLIOS* AND BIT PORTFOLIOS**

     *(Includes Shares of the Compass Municipal Money Fund, New Jersey Municipal Money Fund, Pennsylvania Municipal Money Fund, Cash Reserve Fund, U.S. Treasury Fund, Municipal Bond Fund, New Jersey Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Equity Income Fund, Growth Fund, Small Company Fund, International Equity Fund, Balanced Fund, Short/Intermediate Fund, Fixed Income Fund and International Fixed Income Fund.)

     **(Includes the BIT Short Duration Portfolio, Core Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III.)

A.  SALES CHARGES AND EXEMPTIONS.

           PNC PORTFOLIOS -- SERVICE SHARES AND INSTITUTIONAL SHARES

     1. Both Service Shares and Institutional Shares of each PNC Portfolio are sold without a sales charge.

                        CORRESPONDING COMPASS PORTFOLIOS
                    (OTHER THAN THE COMPASS MUNICIPAL MONEY,
                    NEW JERSEY MUNICIPAL MONEY, PENNSYLVANIA
             MUNICIPAL MONEY, CASH RESERVE AND U.S. TREASURY FUNDS,
                   WHICH ARE OFFERED WITHOUT A SALES CHARGE)

     2.(a) Shares of the Compass Municipal Bond Fund, New Jersey Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Short/Intermediate Fund, Fixed Income Fund and International Fixed Income Fund are offered with a maximum front-end sales charge of 4.00% of the per share public offering price.

     (b) Shares of the Compass Equity Income Fund, Growth Fund, Small Company Fund, International Equity Fund and Balanced Fund are offered with a maximum front-end sales charge of 4.50% of the per share public offering price.

     (c) The Compass Portfolios offer exemptions from the sales charge (a) if a shareholder (or a member of the shareholder's immediate family) has an existing trust department relationship with Midlantic; (b) for the Compass Capital Group Individual Retirement Plan and Custody Account when a trustee-to-trustee transfer is made from an employer plan having Midlantic as a fiduciary; (c) for qualified institutional investors (i.e. retirement plans with over $250,000 in assets, charities and not-for-profit organizations); (d) if a shareholder (or a member of the shareholder's immediate family) is a present or retired employee of Midlantic; (e) if a shareholder (or a member of the shareholder's immediate family) is a present employee of SEI Financial Services Company; (f) for trustees or officers of Compass; or (g) for clients of Essex National Securities, Inc. ("Essex") who have enrolled in asset allocation programs sponsored or operated by Essex, including programs that are part of an individual retirement plan. Additionally, if a shareholder previously redeemed shares of any Compass Portfolio sold with a sales charge and re-enters the same Portfolio, the sales charge will be waived so long as re-entry occurs within 12 months following redemption and so long as the shareholder notifies the transfer agent at the time of the investment that the investment is a re-entry.

     (d) The Compass Portfolios also offer rights of accumulation and letter of intent programs that can reduce the sales charge payable on share purchases.

                          CORRESPONDING BIT PORTFOLIOS

     3. Shares of the BIT Short Duration Portfolio, Core Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III are sold without a sales charge.

B. PURCHASE POLICIES

     [NOTE: The chart below shows PNC Portfolios' existing purchase policies for Service Shares and Institutional Shares. PNC and its service providers expect to establish special purchase policies for Compass shareholders who receive Service Shares in connection with the Compass Transaction that are substantially similar to those currently offered by Compass.]

                       PNC PORTFOLIOS -- SERVICE
                       SHARES AND INSTITUTIONAL
                                SHARES                COMPASS PORTFOLIOS            BIT PORTFOLIOS
                       -------------------------  --------------------------  --------------------------
Minimum Initial        $5,000 for initial         $2,500 ($500 for IRAs).     $500,000 (although BIT may
 Investments           purchases of Service       The minimum investment may  in its discretion accept
                       Shares and Institutional   be waived if share          subscriptions for a lesser
                       Shares.                    purchases are made in       amount).
                                                  connection with IRAs,
                                                  Keoghs, gifts to minors,
                                                  payroll deduction
                                                  programs, or similar plans
                                                  upon due notice from SEI
                                                  Financial Services
                                                  Company.
Minimum Subsequent     No minimum.                $100. (See above for        No minimum.
  Investments                                     waivers.)
Automatic Investment   No.                        Yes. Shares may be          No.
  Plan                                            purchased on a monthly
                                                  basis through automatic
                                                  deductions from a
                                                  shareholder's checking or
                                                  savings account with a
                                                  $100 minimum and $100,000
                                                  maximum per transaction.
                                                  The minimum initial
                                                  purchase amounts and
                                                  minimum maintained balance
                                                  requirements may be waived
                                                  for purchases under the
                                                  Automatic Investment Plan.
Purchase Methods       By telephone.              Shares are sold by SEI      By telephone.
                                                  Financial Services Company
                                                  directly and through
                                                  broker/dealers having a
                                                  dealer agreement with SEI,
                                                  or through procedures
                                                  established by SEI in
                                                  connection with the
                                                  requirements of accounts
                                                  at Midlantic; by mail; by
                                                  telephone.
Payment Methods        Only in Federal funds      By check (or other          By wire of Federal funds.
                       or other immediately       negotiable bank instrument  (The investment adviser
                       available funds.           or money order), by wire,   may, at its discretion,
                                                  by Automated Clearing       agree to accept securities
                                                  House (ACH).                rather than cash to fund
                                                                              the purchase of shares.)

     The PNC Portfolios, Compass Portfolios and BIT Portfolios each reserve the right to reject any purchase order.

C. REDEMPTION POLICIES

     [NOTE: The chart below shows PNC Portfolios' existing redemption policies for Service Shares and Institutional Shares. PNC and its service providers expect to establish special redemption policies for Compass shareholders who receive Service Shares in connection with the Compass Transaction that are substantially similar to those currently offered by Compass.]

                                    PNC
                           PORTFOLIOS -- SERVICE
                          SHARES AND INSTITUTIONAL
                                   SHARES              COMPASS PORTFOLIOS          BIT PORTFOLIOS
                          ------------------------  ------------------------  ------------------------
Redemption Methods        By mail or telephone.     By mail or telephone.     By telephone, by
                                                                              facsimile or by other
                                                                              wire communication.
Payment Methods (Note:    By wire (normally same    By check, by wire or      For BIT Core Fixed
  see discussion          or next business day for  Automatic Clearing        Income Short Duration
  following chart for     money market portfolios,  House. There is a $7      Portfolios: By wire
  information concerning  next business day for     charge for wiring and     (normally within two
  PNC Multi-Sector        other portfolios, but     redemption proceeds.      business days). BIT Core
  Mortgage Securities     may take up to 7 days).   Payment made within 7     Fixed Income and Short
  Portfolio III and its                             days, but Compass         Duration Portfolios
  corresponding BIT                                 attempts to honor         reserve the right to pay
  Portfolio.)                                       requests for next day     redemptions in kind.
                                                    payment of redemption
                                                    proceeds.
Check Writing Privilege   No.                       Yes, for Compass          No.
                                                    Municipal Money Fund,
                                                    New Jersey Municipal
                                                    Money Fund, Pennsylvania
                                                    Municipal Money Fund,
                                                    Cash Reserve Fund and
                                                    U.S. Treasury Fund only
                                                    ($250 minimum).
Automatic Cash            No.                       Yes ($10,000 minimum      No.
  Withdrawal Plan                                   balance/$50 minimum per
                                                    transaction).

     For both the PNC Multi-Sector Mortgage Securities Portfolio III and the BIT Multi-Sector Mortgage Securities Portfolio III, at least 30 days' notice is required for cash redemptions; requests in excess of $250,000 by a single shareholder in a 3-month period in a Portfolio may be made in kind unless 30 days' written notice is received and will be paid in kind if requested and other shareholders are not adversely affected.

     A shareholder of record may be required to redeem Service or Institutional Shares, as the case may be, in any PNC Portfolio if the balance in the shareholder's account in that Portfolio drops below $5,000 as the result of a redemption request and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. The Compass Portfolios may redeem involuntarily, upon sixty days' notice, shares of a shareholder whose account decreases to a value of less than $2,500 ($500 for purchases made in connection with IRA) because of redemptions. The BIT Portfolios have no such policy with respect to involuntary redemptions. The PNC Portfolios, the Compass Portfolios and the BIT Portfolios may also redeem shares involuntarily when appropriate in light of their responsibilities under the 1940 Act, and may make payment for redemptions in securities in lieu of cash.

     A Compass shareholder who, at the Effective Time of the Compass Transaction, meets the Compass, but not the PNC, minimum investment requirement, will not be required to redeem the PNC shares received in connection with the Compass Transaction, unless the balance in the shareholder's account drops below the Compass minimum as a result of redemptions, or unless redemption appears appropriate in light of PNC's responsibilities under the 1940 Act.

D. SHARE EXCHANGES

                    PNC PORTFOLIOS -- SERVICE
                             SHARES
                    AND INSTITUTIONAL SHARES         COMPASS PORTFOLIOS     BIT PORTFOLIOS
                 -------------------------------     ------------------     --------------
By Mail          No.                                 Yes.                   No.
By Telephone     No.                                 Yes.                   Yes.
Minimum          Inapplicable.                       No minimum.            No minimum.

     Neither Service Shares nor Institutional Shares of the PNC Portfolios have an exchange privilege. With respect to the Compass Portfolios, a shareholder may exchange shares of a Compass Portfolio for shares of any other Compass Portfolio at net asset value plus a sales charge, if applicable. Shares of a BIT Portfolio may be exchanged for shares of any other BIT Portfolio based on the respective net asset values of the shares involved. Exchanges are only available in states where exchanges can lawfully be made from one Portfolio to another, and must satisfy the requirements relating to the minimum initial investment in a Portfolio. Compass and BIT reserve the right to reject any telephone exchange request and to modify or terminate exchange privileges with 60 days' notice.

E. RESPONSIBILITY FOR TELEPHONE INSTRUCTIONS

     The PNC Portfolios, Compass Portfolios, BIT Portfolios, their administrators and their distributors are not liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, procedures are used that are considered reasonable, which may include recording telephone instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account and the account holder's Social Security number, address and/or bank).

                        II.  DIVIDENDS AND DISTRIBUTIONS

     All PNC Portfolios, Compass Portfolios and BIT Portfolios distribute their net capital gains to shareholders at least annually. The following table shows the Portfolios' policies concerning the declaration and payment of dividends from net investment income.

A. DIVIDENDS DECLARED DAILY/PAID MONTHLY

           PNC PORTFOLIOS                      COMPASS PORTFOLIOS                 BIT PORTFOLIOS
-------------------------------------    -------------------------------    --------------------------
PNC Municipal Money Market Portfolio     Compass Municipal Money Fund       N/A
PNC New Jersey Municipal Money Market    Compass New Jersey Municipal       N/A
  Portfolio                              Money Fund
PNC Pennsylvania Municipal Money         Compass Pennsylvania Municipal     N/A
Market Portfolio                         Money Fund
PNC Money Market Portfolio               Compass Cash Reserve Fund          N/A
PNC Government Money Market Portfolio    Compass U.S. Treasury Fund         N/A
PNC Pennsylvania Tax-Free Income         See below                          N/A
Portfolio
PNC New Jersey Tax-Free Income           See below                          N/A
Portfolio
PNC Short-Term Bond Portfolio            See below                          BIT Short Duration
                                                                            Portfolio
PNC Multi-Sector Mortgage                N/A                                BIT Multi-Sector Mortgage
Securities Portfolio III                                                    Securities Portfolio III

B. DIVIDENDS DECLARED MONTHLY/PAID MONTHLY

           PNC PORTFOLIOS                      COMPASS PORTFOLIOS                 BIT PORTFOLIOS
-------------------------------------    -------------------------------    --------------------------
PNC Tax-Free Income Portfolio            Compass Municipal Bond Fund        N/A
See above                                Compass New Jersey Municipal       N/A
                                         Bond Fund
See above                                Compass Pennsylvania Municipal     N/A
                                         Bond Fund
See above                                Compass Short/Intermediate Fund    See above
PNC Core Fixed Income Portfolio          Compass Fixed Income Fund          BIT Core Fixed Income
                                                                            Portfolio
See below                                Compass Equity Income Fund         N/A
See below                                Compass Growth Fund                N/A
See below                                Compass Balanced Fund              N/A
PNC International Fixed Income           See below                          N/A
Portfolio

C. DIVIDENDS DECLARED QUARTERLY/PAID QUARTERLY

           PNC PORTFOLIOS                      COMPASS PORTFOLIOS                 BIT PORTFOLIOS
-------------------------------------    -------------------------------    --------------------------
PNC Value Equity Portfolio               See above                          N/A
PNC Growth Equity Portfolio              See above                          N/A
PNC Small Cap Growth Equity Portfolio    Compass Small Company Fund         N/A
PNC International Equity Portfolio       See above                          N/A
PNC Balanced Portfolio                   See above                          N/A

D. DIVIDENDS DECLARED SEMI-ANNUALLY/PAID SEMI-ANNUALLY

           PNC PORTFOLIOS                      COMPASS PORTFOLIOS                 BIT PORTFOLIOS
-------------------------------------    -------------------------------    --------------------------
See above                                Compass International Fixed        N/A
                                         Income Fund
See above                                Compass International Equity       N/A
                                         Fund

E. The PNC Portfolios, Compass Portfolios and BIT Portfolios all offer dividend reinvestment programs.

                                  APPENDIX V-A

                 FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT
                      APPLICABLE TO ALL COMPASS PORTFOLIOS

     AGREEMENT made as of [date] between THE COMPASS CAPITAL GROUP, a Massachusetts business trust (herein called the "Group"), and [name of
Investment Adviser(s)], a                         corporation, having an office
at [address] (herein called the "Investment Adviser").

     WHEREAS, the Group is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Group desires to retain the Investment Adviser to furnish investment advisory and administrative services to certain investment portfolio(s) of the Group identified on Schedule A hereto (collectively, the "Fund(s)") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Group hereby appoints the Investment Adviser to act as investment adviser to the Fund(s) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Group has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) the Group's Declaration of Trust, as executed on October 1, 1987 and as filed with the Secretary of State of The Commonwealth of Massachusetts on October 2, 1987, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b) the Group's By-laws and amendments thereto;

          (c) resolutions of the Group's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) the Group's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on December 31, 1987, and all amendments thereto;

          (e) the Group's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act"), (File No. 33-19416) and under the 1940 Act as filed with the Securities and Exchange Commission on December 31, 1987 and all amendments thereto; and

          (f) the Funds' most recent prospectuses and Statement of Additional Information (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

     The Group will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject to the supervision of the Group's Board of Trustees, the Investment Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in said Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Group with respect to the Funds. The Investment Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Group's Board of Trustees. The Investment Adviser further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

                                      V-A-1

          (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

          (c) will not make loans to any person to purchase or carry units of beneficial interest in the Group or make loans to the Group;

          (d) will place orders pursuant to its investment determinations for the Group either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to The Winsbury Company, Midlantic National Bank, or any affiliated person of either the Group, The Winsbury Company, or Midlantic National Bank;

          (e) will maintain all books and records with respect to the Group's securities transactions and will furnish the Group's Board of Trustees such periodic and special reports as the Board may request;

          (f) will treat confidentially and as proprietary information of the Group all records and other information relative to the Group and prior, present, or potential interest holders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Group, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Group; and

          (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Group, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Group's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Group.

     4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Group are the property of the Group and further agrees to surrender promptly to the Group any of such records upon the Group's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Fund(s) will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly at the applicable annual rate set forth on Schedule A hereto. Each Fund's obligation to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in that Fund.

     If in any fiscal year the aggregate expenses of any Fund (as defined under the securities regulations of any state having jurisdiction over the Group) exceed the expense limitations of any such state, the Investment

                                      V-A-2

Adviser will reimburse the Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Fund to the Investment Adviser hereunder to the aggregate fees otherwise payable by the Fund to the Investment Adviser hereunder and to The Winsbury Company under the Administration Agreement between The Winsbury Company and the Group. The obligation of the Investment Adviser to reimburse the Fund(s) hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Fund(s) for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Group so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

     8. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund(s) in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. Duration and Termination. This Agreement will become effective on the date hereof, and, unless sooner terminated as provided herein, shall continue in effect until July 31, 1996 and thereafter shall be renewed automatically for successive five-year periods; provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Group's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Group's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund. This Agreement is terminable, on not less than sixty days' notice, by the Trust's Board of Trustees, by "vote of a majority of the outstanding Shares" (as defined below) of the Trust, or by Investment Adviser, and may be terminable in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons," and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. Glass-Steagall Act. The Investment Adviser represents that it believes that it possesses the legal authority to perform the investment advisory services for the Fund(s) contemplated by this Agreement without violating applicable banking laws or regulations.

     12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of The Commonwealth of Massachusetts.

     The names "The Compass Capital Group" and "Trustees of The Compass Capital Group" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of October 1, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Compass Capital Group" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, interest holders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any Fund of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

                                      V-A-3

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          [SIGNATURE LINES OMITTED]

                        SCHEDULE A TO INTERIM INVESTMENT
                           ADVISORY AGREEMENT BETWEEN
                           THE COMPASS CAPITAL GROUP
                                      AND
                          [NAME OF INVESTMENT ADVISER]
                               DATED AS OF [DATE]

     Pursuant to Article 7, the Group shall pay the Investment Adviser compensation, computed daily at an annual rate as follows:

                               NAME OF PORTFOLIO                                   COMPENSATION
--------------------------------------------------------------------------------  --------------
Cash Reserve Fund...............................................................       .35%
U.S. Treasury Fund..............................................................       .35%
Municipal Money Fund............................................................       .40%
Equity Income Fund..............................................................       .70%
Growth Fund.....................................................................       .70%
Short/Intermediate Fund.........................................................       .60%
Fixed Income Fund...............................................................       .60%
Municipal Bond Fund.............................................................       .60%
NJ Municipal Money Fund.........................................................       .40%
PA Municipal Money Fund.........................................................       .40%
NJ Municipal Bond Fund..........................................................       .60%
PA Municipal Bond Fund..........................................................       .60%
Small Company Fund..............................................................       .90%
International Fixed Income Fund.................................................       .80%
International Equity Fund.......................................................       .90%
Balanced Fund...................................................................       .70%

                                          [SIGNATURE LINES OMITTED]

                                      V-A-4

                                  APPENDIX V-B

                     FORM OF INTERIM SUB-ADVISORY AGREEMENT
               FOR THE COMPASS GROWTH FUND AND EQUITY INCOME FUND

     AGREEMENT made this      day of [date,] by and between PNC Asset Management
Group, Inc., a           corporation, (the "Adviser") and [name of Sub-Adviser],
a           corporation, (the "Sub-Adviser").

     WHEREAS, The Compass Capital Group (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [date] (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to the [name of Fund] (the "Portfolio"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser as its agent to provide investment advisory services to the Trust in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.(a) Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's Prospectus (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

          (1) The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash or cash equivalents.

          (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations, as each is amended from time to time.

          (3) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Portfolio with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Portfolio that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

                                      V-B-1

          On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

          (4) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5),
     (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Trust's Board of Trustees may reasonably request.

          (5) The Sub-Adviser shall provide SEI Financial Management Corporation on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

          (6) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others so long as such services do not impair Sub-Adviser's services to the Portfolio.

     (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

     (c) The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

     (d) The Adviser and the Sub-Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Portfolio and to consult with each other regarding the investment affairs of the Portfolio. The Sub-Adviser shall also make its officers and employees available to the Trust's Board of Trustees at such times as the Board of Trustees shall reasonably request.

     (e) The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Trust.

     2. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

     3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Declaration of Trust, as filed with the Secretary of State of Massachusetts (such Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, is herein called the "Declaration of Trust");

          (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

                                      V-B-2

          (c) Certified resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and the Sub-Adviser and approving the form of this Agreement;

          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Portfolio and units of beneficial interest of the Portfolio and all amendments thereto;

          (e) Notification of Registration of the Portfolio under the 1940 Act on Form N-8A as filed with the Commission, and all amendments thereto; and

          (f) Prospectus of the Portfolio.

     4. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate based upon the following levels of the Portfolio's average daily net assets: [FOR THE EQUITY INCOME FUND] .40% on the first $100 million, .30% on the next $100 million, and .25% on assets in excess of $200 million [FOR THE GROWTH FUND] .325% on the first $50 million, .225% on the next $100 million, .20% on the next $350 million, and .15% on assets in excess of $500 million. This fee will be computed daily and paid to the Sub-Adviser quarterly.

     5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

     6. This Agreement shall continue in effect after July 31, 1996 only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

     7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association other than as set forth in Section 1(a)(6).

      8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Trust or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

                                      V-B-3

      9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Portfolio.

     10. This Agreement shall be governed by the laws of the State of New Jersey; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     11. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     13. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

          To the Adviser at:
        PNC Asset Management Group, Inc.
        Bellevue Park Corporate Center
        400 Bellevue Parkway
        Wilmington, Delaware 19809
        Attention:

        To the Sub-Adviser at:
        [Name of Sub-Adviser]
        [Address]
        Attention:

        To the Trust or the Portfolio at:
        The Compass Capital Group
        2 Oliver Street
        Boston, Massachusetts 02109
        Attention: Robert Nesher

     14. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

                                          [SIGNATURE LINES OMITTED]

                                      V-B-4

                                  APPENDIX V-C

                     FORM OF INTERIM SUB-ADVISORY AGREEMENT
                      FOR THE COMPASS SMALL COMPANY FUND,
         INTERNATIONAL EQUITY FUND AND INTERNATIONAL FIXED INCOME FUND

     AGREEMENT executed as of [date] by and between PNC Asset Management Group,
Inc., a             corporation ("PAMG"), and [name of Sub-Adviser], a
            corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, PAMG is the investment adviser for certain portfolios of The Compass Capital Group (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, PAMG desires to retain the Sub-Adviser as its agent to furnish investment advisory services for the [name of Fund], a diversified investment portfolio of the Trust (the "Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Appointment. PAMG hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. PAMG has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

          (a) The Trust's Amended and Restated Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on December 31, 1987, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b) The Trust's By-Laws and amendments thereto;

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on October 31, 1987 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-19416) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to each Fund; and

          (f) The Trust's most recent prospectus and statement of additional information for the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

     PAMG will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject always to the supervision of the Trust's Board of Trustees and PAMG, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth in Section 8, below), and will monitor the Fund's investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser and PAMG will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to

                                      V-C-1
consult with each other regarding the investment affairs of the Fund. The Sub-Adviser shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

     The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

          (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to PAMG, the Sub-Adviser, SEI Financial Services Company or any affiliated person of either the Trust, PAMG, SEI Financial Services Company or the Sub-Adviser, except as may be permitted under the 1940 Act;

          (d) will report regularly to PAMG and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of PAMG and the Board of Trustees the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by PAMG;

          (e) will maintain books and records with respect to the Trust's securities transactions and will furnish PAMG and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or PAMG may request;

          (f) will act upon instructions from PAMG not inconsistent with the fiduciary duties hereunder; and

          (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

     4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund, on behalf of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. With respect to the International Equity Fund, the Sub-Adviser may delegate its responsibilities under this Section to affiliates that perform custody and/or fund accounting services for such Fund, which delegation shall not, however, relieve the Sub-Adviser of its responsibilities under this paragraph 4.

     5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

                                      V-C-2

     6. Compensation. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable quarterly in accordance with Schedule A hereto. With respect to the International Equity and International Fixed Income Funds, from time to time, the Sub-Adviser may voluntarily agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     7. Services to Others. PAMG understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies, provided, however, that the Sub-Adviser shall not provide advisory or sub-advisory services to any bank-advised investment company without the express written consent of PAMG which shall not be unreasonably withheld. With the exception previously noted, PAMG has no objection to the Sub-Adviser's acts in such capacities, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. PAMG recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, PAMG understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     8. Limitation of Liability. PAMG will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser's duties under this Agreement, except a loss resulting from the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement.

     9. Indemnification. PAMG and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

     10. Duration and Termination. This Agreement will become effective as of the date hereof provided that it has been approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect until July 31, 1996.

     Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of 12 months, each ending on July 31, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser, or PAMG, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Trust by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, by PAMG or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms as in the 1940 Act.)

     This Agreement will terminate automatically if the investment advisory agreement between the Trust and PAMG is terminated.

                                      V-C-3

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. Multiple Originals. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the state of New Jersey.

     The name "Compass Capital Group" and "Trustees of the Compass Capital Group" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "Compass Capital Group" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with the Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          [SIGNATURE LINES OMITTED]

                             SCHEDULE A TO INTERIM
                         SUB-ADVISORY AGREEMENT BETWEEN
                        PNC ASSET MANAGEMENT GROUP, INC.
                                      AND
                             [NAME OF SUB-ADVISER]

                               DATED AS OF [DATE]

Compass Capital Small Company Fund.

     Compensation will be paid at an annual rate of .50% of the average daily net assets.

Compass Capital International Equity Fund.

     Compensation will be paid at an annual rate of .45% of the first $100 million and .40% thereafter of average annual daily net assets.

Compass Capital International Fixed Income Fund.

     Compensation will be paid at an annual rate of .40% of the first $75 million and .35% thereafter of average annual daily net assets.

                                          [SIGNATURE LINES OMITTED]

                                      V-C-4

                                  APPENDIX VI

                                 PNC PORTFOLIO
                         SIX-MONTH FINANCIAL HIGHLIGHTS

     Below is unaudited financial information about certain of the PNC Portfolios for the six-month period ended March 31, 1995. It is based on a single share outstanding through such period. The data should be read in conjunction with the financial statements, related notes and other financial information incorporated by reference into the Statement of Additional Information related to this Combined Proxy Statement/Prospectus. Similar information for the PNC Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, Money Market Portfolio and Government Money Portfolio for the six-month period ended March 31, 1995 is included in the prospectuses for these PNC Portfolios. The PNC New Jersey Municipal Money Market Portfolio, New Jersey Tax-Free Income Portfolio, Core Fixed Income Portfolio, International Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III did not conduct investment operations during this period.

                                 THE PNCR FUND

                              FINANCIAL HIGHLIGHTS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995

                                           PNC                 PNC                 PNC                 PNC
                                         TAX-FREE          PA TAX-FREE         VALUE EQUITY       GROWTH EQUITY
                                        PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                     (SERVICE SHARES)    (SERVICE SHARES)    (SERVICE SHARES)    (SERVICE SHARES)
                                     ----------------    ----------------    ----------------    ----------------
Net asset value at beginning of
  period:..........................       $10.04             $   9.82            $  11.62            $  10.18
                                          ------              -------            --------             -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............         0.25                 0.25                0.14                0.06
Net gain (loss) on investments
  (both realized and unrealized)...         0.37                 0.22                0.78                0.73
                                          ------              -------            --------             -------
Total from investment operations...         0.62                 0.47                0.92                0.79
                                          ------              -------            --------             -------
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................        (0.25)               (0.25)              (0.15)              (0.06)
Distributions from net realized
  capital gains....................        (0.02)                  --               (0.25)                 --
                                          ------              -------            --------             -------
Total distributions................        (0.27)               (0.25)              (0.40)              (0.06)
                                          ------              -------            --------             -------
Net asset value at end of period...       $10.39             $  10.04            $  12.14            $  10.91
                                          ======              =======            ========             =======
Total return.......................         6.40%                4.86%               8.24%               7.84%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
  (000)............................       $3,090             $ 12,915            $125,897            $ 50,177
Ratio of expenses to average net
  assets...........................
After advisory/administration fee
  waivers..........................         0.75%(1)             0.75%(1)            0.90%(1)            0.90%(1)
Before advisory/administration fee
  waivers..........................         1.75%(1)             1.10%(1)            1.05%(1)            1.09%(1)
Ratio of net investment income to
  average net assets...............
After advisory/administration fee
  waivers..........................         5.13%(1)             5.29%(1)            2.48%(1)            1.20%(1)
Before advisory/administration fee
  waivers..........................         4.13%(1)             4.94%(1)            2.33%(1)            1.00%(1)
Portfolio turnover rate............           19%                  30%                  6%                 34%

---------------
(1) Annualized

                                                       PNC                  PNC
                                                    SMALL CAP          INTERNATIONAL             PNC
                                                  GROWTH EQUITY            EQUITY              BALANCED
                                                    PORTFOLIO            PORTFOLIO            PORTFOLIO
                                                 (SERVICE SHARES)     (SERVICE SHARES)     (SERVICE SHARES)
                                                 ----------------     ----------------     ----------------
Net asset value at beginning of period:........      $  10.14             $  13.41             $  11.98
                                                      -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..........................            --                (0.03)                0.28
                                                      -------              -------              -------
Net gain (loss) on investments (both realized
  and unrealized)..............................          1.49                (0.62)                0.44
                                                      -------              -------              -------
Total from investment operations...............          1.49                (0.65)                0.72
                                                      -------              -------              -------
LESS DISTRIBUTIONS
Dividends from net investment income...........            --                   --                (0.22)
                                                      -------              -------              -------
Distributions from net realized capital
  gains........................................            --                (0.36)               (0.14)
                                                      -------              -------              -------
Total distributions............................            --                (0.36)               (0.36)
                                                      -------              -------              -------
Net asset value at end of period...............      $  11.63             $  12.40             $  12.34
                                                      =======              =======              =======
Total return...................................         14.70%               (4.84)%               6.12%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)..............      $ 31,794             $ 84,041             $ 75,284
Ratio of expenses to average net assets........
After advisory/administration fee waivers......          0.98%(1)             1.20%(1)             0.90%(1)
Before advisory/administration fee waivers.....          1.12%(1)             1.39%(1)             1.13%(1)
Ratio of net investment income to average net
  assets.......................................
After advisory/administration fee waivers......          0.07%(1)             0.40%(1)             3.70%(1)
Before advisory/administration fee waivers.....         (0.08)%(1)            0.21%(1)             3.47%(1)
Portfolio turnover rate........................            41%                  34%                  61%

---------------
(1) Annualized

                                 THE PNCR FUND

                              FINANCIAL HIGHLIGHTS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995

                                                                PNC
                                                          SHORT-TERM BOND                PNC
                                                             PORTFOLIO             SHORT-TERM BOND
                                                             (SERVICE                 PORTFOLIO
                                                              SHARES)           (INSTITUTIONAL SHARES)
                                                          ---------------       ----------------------
Net asset value at beginning of period:.................      $  9.58                   $ 9.58
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................................         0.25                     0.26
Net gain (loss) on investments (both realized and
  unrealized)...........................................        (0.02)                   (0.02)
                                                               ------                   ------
Total from investment operations........................         0.23                     0.24
                                                               ------                   ------
LESS DISTRIBUTIONS
Dividends from net investment income....................        (0.25)                   (0.26)
Distributions from net realized capital gains...........           --                       --
                                                               ------                   ------
Total distributions.....................................        (0.25)                   (0.26)
                                                               ------                   ------
Net asset value at end of period........................      $  9.56                   $ 9.56
                                                               ======                   ======
Total return............................................         2.40%                    2.53%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000).......................      $ 5,777                   $9,972
Ratio of expenses to average net assets.................
After advisory/administration fee waivers...............         0.65%(1)                 0.40%(1)
Before advisory/administration fee waivers..............         1.25%(1)                 1.00%(1)
Ratio of net investment income to average net assets....
After advisory/administration fee waivers...............         5.18%(1)                 5.39%(1)
Before advisory/administration fee waivers..............         4.57%(1)                 4.79%(1)
Portfolio turnover rate.................................          40%                      40%

---------------
(1) Annualized

                         THE COMPASS CAPITAL GROUP (R)
                              [EQUITY INCOME FUND]

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COMPASS CAPITAL GROUP (R) ("COMPASS") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF SEI FINANCIAL MANAGEMENT CORPORATION, 680 EAST SWEDESFORD ROAD, WAYNE, PA 19087 ON NOVEMBER 30, 1995 AT 11:00 A.M., EASTERN TIME.

     THE UNDERSIGNED HEREBY APPOINTS DAVID G. LEE AND KEVIN P. ROBINS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING, AND AT ANY ADJOURNMENT THEREOF, ALL SHARES OF THE COMPASS [EQUITY INCOME] FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED
ON OCTOBER 20, 1995, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

     EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED THEREON, AND IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.
--------------------------------------------------------------------------------

X  PLEASE MARK VOTE AS IN THIS EXAMPLE.

1.   TO APPROVE THE ASSET PURCHASE AGREEMENT     FOR / / AGAINST / / ABSTAIN / /
     ATTACHED TO THE COMBINED PROXY STATEMENT/
     PROSPECTUS FOR THE SPECIAL MEETING
     PROVIDING FOR (A) THE TRANSFER OF THE
     ASSETS AND LIABILITIES OF THE FUND TO A
     CORRESPONDING PORTFOLIO OF THE PNC(R)
     FUND (THE "COMPASS TRANSACTION"), AND
     (B) THE APPROVAL OF  INTERIM INVESTMENT
     ADVISORY AND SUB-ADVISORY AGREEMENTS FOR
     THE FUND IF THE MERGER OF MIDLANTIC
     CORPORATION AND PNC BANK CORP. OCCURS
     BEFORE THE CLOSING OF THE COMPASS TRANSACTION.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                    PLEASE BE SURE TO SIGN AND DATE THIS PROXY.     DATE


--------------------------------------------     --------------------------------------------
           SHAREHOLDER SIGN HERE                              CO-OWNER SIGN HERE

RECORD DATE SHARES:

                         THE COMPASS CAPITAL GROUP (R)
                             [MUNICIPAL MONEY FUND]

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COMPASS CAPITAL GROUP (R) ("COMPASS") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF SEI FINANCIAL MANAGEMENT CORPORATION, 680 EAST SWEDESFORD ROAD, WAYNE, PA 19087 ON NOVEMBER 30, 1995 AT 11:00 A.M., EASTERN TIME.

     THE UNDERSIGNED HEREBY APPOINTS DAVID G. LEE AND KEVIN P. ROBINS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING, AND AT ANY ADJOURNMENT THEREOF, ALL SHARES OF THE COMPASS [MUNICIPAL MONEY] FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 20, 1995, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

     EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED THEREON, AND IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.

                 [COMPLETE, SIGN AND DATE PROXY ON OTHER SIDE]
--------------------------------------------------------------------------------

X  PLEASE MARK VOTE AS IN THIS EXAMPLE.

1.   TO APPROVE THE ASSET PURCHASE AGREEMENT     FOR / / AGAINST / / ABSTAIN / /
     FOR ATTACHED TO THE COMBINED PROXY
     STATEMENT/PROSPECTUS FOR THE SPECIAL
     MEETING PROVIDING FOR (A) THE TRANSFER
     OF THE ASSETS AND LIABILITIES OF THE
     FUND TO A CORRESPONDING PORTFOLIO OF THE
     PNC(R) FUND (THE "COMPASS TRANSACTION"),
     AND (B) THE APPROVAL OF AN INTERIM
     INVESTMENT ADVISORY AGREEMENT FOR THE FUND
     IF THE MERGER OF MIDLANTIC CORPORATION AND
     PNC BANK CORP. OCCURS BEFORE THE CLOSING
     OF THE COMPASS TRANSACTION.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                    PLEASE BE SURE TO SIGN AND DATE THIS PROXY.     DATE


--------------------------------------------     --------------------------------------------
           SHAREHOLDER SIGN HERE                              CO-OWNER SIGN HERE

RECORD DATE SHARES:

                        THE BFM INSTITUTIONAL TRUST INC.
                           [SHORT DURATION PORTFOLIO]

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE BFM INSTITUTIONAL TRUST INC. ("BIT") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF BLACKROCK FINANCIAL MANAGEMENT INC., 345 PARK AVENUE, NEW YORK, NEW YORK 10154 ON DECEMBER 30, 1995 AT 11:00 A.M., EASTERN TIME.

     THE UNDERSIGNED HEREBY APPOINTS KAREN H. SABATH AND HENRY GABBAY, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING, AND AT ANY ADJOURNMENT THEREOF, ALL SHARES OF THE BIT [SHORT DURATION] PORTFOLIO (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 20, 1995, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

     EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED THEREON, AND IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.

     TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                         BIT [SHORT DURATION PORTFOLIO]


1. TO APPROVE AN ASSET PURCHASE AGREEMENT ATTACHED TO THE COMBINED PROXY STATEMENT/PROSPECTUS FOR THE SPECIAL MEETING PROVIDING FOR THE TRANSFER OF THE ASSETS AND LIABILITIES OF THE FUND TO A CORRESPONDING PORTFOLIO OF THE PNC(R) FUND.

     FOR /  / AGAINST /  / ABSTAIN /  /

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

--------------------------------------------     --------------------------------------------
 SIGNATURE                            DATE           SIGNATURE (JOINT OWNERS)       DATE

                                THE PNC(R) FUND
                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                      STATEMENT OF ADDITIONAL INFORMATION

              RELATING TO (A) 1995 SPECIAL SHAREHOLDERS MEETING OF
                        THE COMPASS CAPITAL GROUP(R) AND
                    (B) 1995 SPECIAL SHAREHOLDERS MEETING OF
                        THE BFM INSTITUTIONAL TRUST INC.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated November 3, 1995 for (a) the Special Shareholders Meeting of The Compass Capital Group ("Compass") to be held on November 30, 1995, and (b) the Special Shareholders Meeting of The BFM Institutional Trust Inc. to be held on December 20, 1995. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling The PNC Fund at 1-800-422-6538.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

     Further information about the Service Shares and Institutional Shares of the PNC Portfolios (other than the PNC New Jersey Tax-Free Income Portfolio, PNC Core Fixed Income Portfolio and PNC Multi-Sector Mortgage Securities Portfolio
III) is contained in their Statement of Additional Information dated July 24, 1995 as supplemented to the date hereof, which is incorporated herein by reference and a copy of which is attached hereto. Information contained in said Statement of Additional Information under the captions "Investment
Policies -- Additional Information on Portfolio Investments," "Trustees and Officers," "Investment Advisory, Administration, Distribution and Servicing Arrangements," "Portfolio Transactions," "Purchase and Redemption
Information -- Miscellaneous," "Performance Information," "Additional Information Concerning Shares" and "Appendix A" is substantially the same with regard to the PNC New Jersey Tax-Free Income Portfolio, Core Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III.

     The audited financial statements contained in the Annual Reports dated September 30, 1994, and the unaudited semi-annual financial statements dated March 31, 1995, for the PNC Portfolios, except the New Jersey Municipal Money Market Portfolio, New Jersey Tax-Free Income Portfolio, Core Fixed Income Portfolio, International Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III, are incorporated herein by reference. No other parts of the Annual Reports are incorporated by reference herein. The 1994 PNC Annual Reports accompany this Statement of Additional Information, and the 1995 semi-annual financial statements are attached hereto. The PNC New Jersey Municipal Money Market Portfolio, New Jersey Tax-Free Income Portfolio, Core Fixed Income Portfolio, International Fixed Income Portfolio and Multi-Sector Mortgage Securities Portfolio III were not operational as of March 31, 1995.

     Further information about the Compass Portfolios is contained in their Statement of Additional Information dated July 1, 1995 as supplemented to the date hereof, a copy of which may be obtained by calling Compass at 1-800-451-8371. The audited financial statements for the Compass Portfolios dated February 28, 1995 and their unaudited semi-annual financial statements dated August 31, 1995 are incorporated herein by reference and are attached hereto.

     Further information about the BIT Portfolios is contained in their Statement of Additional Information dated October 31, 1995 as supplemented to the date hereof, a copy of which may be obtained by calling BIT at 1-800-555-3890. The audited financial statements for the BIT Portfolios contained in their Annual Reports dated June 30, 1995 are incorporated herein by reference. No other parts of the Annual Reports are incorporated by reference herein.

     The date of this Statement of Additional Information is November 3, 1995.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
General Information...................................................................    3
Pro Forma Financial Statements........................................................  F-1
Attachments: (1) PNC Statement of Additional Information
             (2) PNC 1995 Semi-Annual Financial Statements
             (3) Compass 1994 Annual Financial Statements
             (4) Compass 1995 Semi-Annual Financial Statements

                              GENERAL INFORMATION

     The shareholders of The Compass Capital Group(R) ("Compass") are being asked to approve an Asset Purchase Agreement (the "Compass Agreement") dated as of October 30, 1995 between Compass and The PNC(R) Fund ("PNC") and the transactions contemplated thereby. The Compass Agreement contemplates that all of the assets and liabilities of the respective investment portfolios of Compass (the "Compass Portfolios") will be transferred to corresponding PNC Portfolios in exchange for full and fractional "Service Shares" of the corresponding PNC Portfolio as shown in the following table.

              COMPASS PORTFOLIO                           CORRESPONDING PNC PORTFOLIO
---------------------------------------------    ---------------------------------------------
Municipal Money Market Fund                      Municipal Money Market Portfolio
New Jersey Municipal Money Fund                  New Jersey Municipal Money Market Portfolio
Pennsylvania Municipal Money Fund                Pennsylvania Municipal Money Market Portfolio
Cash Reserve Fund                                Money Market Portfolio
U.S. Treasury Fund                               Government Money Market Portfolio
Municipal Bond Fund                              Tax-Free Income Portfolio
New Jersey Municipal Bond Fund                   New Jersey Tax-Free Income Portfolio
Pennsylvania Municipal Bond Fund                 Pennsylvania Tax-Free Income Portfolio
Equity Income Fund                               Value Equity Portfolio
Growth Fund                                      Growth Equity Portfolio
Small Company Fund                               Small Cap Growth Equity Portfolio
International Equity Fund                        International Equity Portfolio
Balanced Fund                                    Balanced Portfolio
Short/Intermediate Fund                          Short-Term Bond Portfolio
Fixed Income Fund                                Core Fixed Income Portfolio
International Fixed Income Fund                  International Fixed Income Portfolio

     The shareholders of The BFM Institutional Trust Inc. ("BIT") are being asked to approve or disapprove an Asset Purchase Agreement (the "BIT Agreement") dated as of October 30, 1995 between BIT and PNC and the transactions contemplated thereby. The BIT Agreement contemplates that all of the assets and liabilities of the respective investment portfolios of BIT (the "BIT Portfolios") will be transferred to corresponding PNC Portfolios in exchange for full and fractional "Institutional" Shares of the corresponding PNC Portfolio as shown in the following table.

                BIT PORTFOLIO                             CORRESPONDING PNC PORTFOLIO
---------------------------------------------    ---------------------------------------------
Short Duration Portfolio                         Short-Term Bond Portfolio
Core Fixed Income Portfolio                      Core Fixed Income Portfolio
Multi-Sector Mortgage Securities                 Multi-Sector Mortgage Securities
  Portfolio III                                    Portfolio III

     The shares issued by PNC in each Transaction will have an aggregate net asset value equal to the aggregate net asset value of the shares of the respective Compass Portfolios and BIT Portfolios that are outstanding immediately before the Effective Times of the respective Transactions.

     After the transfer of their assets and liabilities in exchange for shares of the corresponding PNC Portfolios, the Compass Portfolios and BIT Portfolios will distribute the shares of the corresponding PNC Portfolios to their shareholders in liquidation of the respective Compass Portfolios and BIT Portfolios. Each shareholder owning shares of a particular Compass Portfolio or BIT Portfolio at the Effective Time of the particular Transaction will receive shares of the PNC Portfolio designated in the foregoing table of equal value, plus the right to receive any unpaid dividends or distributions that were declared before the Effective Time of the particular Transaction on Compass Portfolio or BIT Portfolio shares. Upon completion of the respective Transactions, all outstanding shares of the Compass Portfolios and BIT Portfolios will be redeemed and cancelled.

     The Special Shareholders Meeting of Compass to consider the Compass Agreement and the related transactions will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087 on November 30, 1995 at 11:00 A.M. Eastern Time.

     The Special Shareholders Meeting of BIT to consider the BIT Agreement and the related transactions will be held at the offices of BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154 on December 20, 1995 at 11:00 A.M. Eastern Time.

     For further information about these transactions, see the Combined Proxy Statement/Prospectus.

                         PRO-FORMA FINANCIAL STATEMENTS
                           DATED AS OF MARCH 31, 1995
                      FOR PNC, COMPASS AND BIT PORTFOLIOS

                      PNC MUNICIPAL MONEY MARKET PORTFOLIO
                          COMPASS MUNICIPAL MONEY FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                             PAR (000)
                                                                              ---------------------------------------
                                                                                  PNC
                                                                               MUNICIPAL       COMPASS
                                                                              MONEY MARKET    MUNICIPAL     PRO-FORMA
                                                          RATE    MATURITY     PORTFOLIO      MONEY FUND    COMBINED
                                                          ----    --------    ------------    ----------    ---------
APACHE COUNTY IDA.......................................  4.25%   04/07/95      $  2,600        $    0       $ 2,600
APACHE COUNTY IDA.......................................  4.20    04/07/95         2,200             0         2,200
ARAPAHOE COUNTY CAPITAL IMPROVEMENT HIGHWAY RB..........  4.45    08/31/95         5,000             0         5,000
AUSTIN COMBINED UTILITY SYSTEMS.........................  4.25    05/12/95         5,000             0         5,000
BEAVER COUNTY, PA (MB/W)................................  4.25    04/07/95             0         1,000         1,000
BERKELEY HEIGHTS NJ (BAN)...............................  4.75    11/09/95             0         2,765         2,765
BERKS CNTY, PA (MW/W)...................................  4.20    04/07/95             0           200           200
BIRMINGHAM-BAPTIST MEDICAL CENTERS SPECIAL CARE.........  4.25    04/07/95         7,240             0         7,240
BOARD OF REGENTS UNIVERSITY OF TEXAS....................  4.00    05/10/95         3,746             0         3,746
BRAZOS RVR, TX AMT (M1/D)...............................  4.75    04/07/95             0           800           800
BURKE COUNTY DEVELOPMENT AUTHORITY......................  4.25    05/04/95         4,000             0         4,000
BUSINESS FINANCE AUTHORITY OF NEW HAMPSHIRE.............  4.00    04/05/95         3,500             0         3,500
BUSINESS FINANCE AUTHORITY OF NEW HAMPSHIRE.............  4.25    05/10/95         3,000             0         3,000
BUTLER CTY, KS AMT (MB/D)...............................  4.75    04/03/95             0           200           200
CALIFORNIA HIGHER EDUCATION LOAN AUTHORITY..............  3.60    05/01/95         1,000             0         1,000
CALIFORNIA SERIES 1994-95A RAN..........................  5.00    06/28/95         3,000         1,000         4,000
CALIFORNIA SERIES 1994-95B RAN..........................  4.41    04/03/95         5,000             0         5,000
CALLAWAY CNTY, MO.......................................  4.05    04/03/95             0           800           800
CHESTERFIELD COUNTY IDA.................................  4.10    05/08/95         1,000             0         1,000
CHICAGO GAS SUPPLY......................................  4.95    12/01/95         2,000             0         2,000
CHICAGO GO TENDER NOTES SERIES 1994.....................  4.15    07/19/95         2,000             0         2,000
CHICAGO O'HARE INTERNATIONAL AIRPORT....................  4.55    04/03/95         1,400             0         1,400
CITY & COUNTY OF DENVER AIRPORT SYSTEM BOND.............  4.35    05/08/95         4,375             0         4,375
CITY & COUNTY OF DENVER AIRPORT SYSTEM BOND.............  4.40    05/08/95         2,700             0         2,700
CLARK COUNTY PCR MUNICIPAL BOND.........................  3.75    04/17/95         2,500             0         2,500

                                                                   VALUE AT MARCH 31, 1995
                                                          -----------------------------------------
                                                              PNC
                                                           MUNICIPAL       COMPASS
                                                          MONEY MARKET    MUNICIPAL      PRO-FORMA
                                                           PORTFOLIO      MONEY FUND     COMBINED
                                                          ------------    ----------    -----------
APACHE COUNTY IDA.......................................  $ 2,600,000     $       0     $ 2,600,000
APACHE COUNTY IDA.......................................    2,200,000             0       2,200,000
ARAPAHOE COUNTY CAPITAL IMPROVEMENT HIGHWAY RB..........    5,000,000             0       5,000,000
AUSTIN COMBINED UTILITY SYSTEMS.........................    5,000,000             0       5,000,000
BEAVER COUNTY, PA (MB/W)................................            0     1,000,000       1,000,000
BERKELEY HEIGHTS NJ (BAN)...............................            0     2,768,784       2,768,784
BERKS CNTY, PA (MW/W)...................................            0       200,000         200,000
BIRMINGHAM-BAPTIST MEDICAL CENTERS SPECIAL CARE.........    7,240,000             0       7,240,000
BOARD OF REGENTS UNIVERSITY OF TEXAS....................    3,746,000             0       3,746,000
BRAZOS RVR, TX AMT (M1/D)...............................            0       800,000         800,000
BURKE COUNTY DEVELOPMENT AUTHORITY......................    4,000,000             0       4,000,000
BUSINESS FINANCE AUTHORITY OF NEW HAMPSHIRE.............    3,500,000             0       3,500,000
BUSINESS FINANCE AUTHORITY OF NEW HAMPSHIRE.............    3,000,000             0       3,000,000
BUTLER CTY, KS AMT (MB/D)...............................            0       200,000         200,000
CALIFORNIA HIGHER EDUCATION LOAN AUTHORITY..............    1,000,000             0       1,000,000
CALIFORNIA SERIES 1994-95A RAN..........................    3,004,352     1,001,891       4,006,243
CALIFORNIA SERIES 1994-95B RAN..........................    5,000,000             0       5,000,000
CALLAWAY CNTY, MO.......................................            0       800,000         800,000
CHESTERFIELD COUNTY IDA.................................    1,000,000             0       1,000,000
CHICAGO GAS SUPPLY......................................    2,000,000             0       2,000,000
CHICAGO GO TENDER NOTES SERIES 1994.....................    2,000,000             0       2,000,000
CHICAGO O'HARE INTERNATIONAL AIRPORT....................    1,400,000             0       1,400,000
CITY & COUNTY OF DENVER AIRPORT SYSTEM BOND.............    4,375,000             0       4,375,000
CITY & COUNTY OF DENVER AIRPORT SYSTEM BOND.............    2,700,000             0       2,700,000
CLARK COUNTY PCR MUNICIPAL BOND.........................    2,500,000             0       2,500,000

                                                                                             PAR (000)
                                                                              ---------------------------------------
                                                                                  PNC
                                                                               MUNICIPAL       COMPASS
                                                                              MONEY MARKET    MUNICIPAL     PRO-FORMA
                                                          RATE    MATURITY     PORTFOLIO      MONEY FUND    COMBINED
                                                          ----    --------    ------------    ----------    ---------
COMMONWEALTH OF MASSACHUSETS GO NOTES...................  5.00%   06/15/95      $  2,500        $    0       $ 2,500
CONNEAUT PA. (GO).......................................  9.75    05/01/95             0           400           400
CONNECTICUT HOUSING FINANCE AUTHORITY...................  4.40    11/15/95         2,500             0         2,500
CORPUS CHRISTI PORT AUTHORITY...........................  4.30    05/05/95         5,500             0         5,500
DALLAS-FORT WORTH INTERNATIONAL AIRPORT.................  4.00    04/06/95         6,500             0         6,500
DELAWARE COUNTY IDA PCR.................................  4.20    05/16/95         3,300             0         3,300
DELAWARE CO., PA (M1/D).................................  4.60    12/01/95             0         1,300         1,300
DELAWARE STATE HSG. (AMT)...............................  4.00    06/01/95             0           330           330
DIST OF COLUMBIA (M1/D).................................  4.75    04/07/95             0         1,600         1,600
DIST OF COLUMBIA (MB/D).................................  4.75    04/07/95             0           200           200
DISTRICT OF COLUMBIA HOSPITAL...........................  4.10    04/07/95         1,300             0         1,300
DISTRICT OF COLUMBIA (THE AMERICAN UNIVERSITY
  PROJECT)..............................................  4.30    04/07/95           700             0           700
ELIZABETH, NJ (GO)......................................  4.30    08/15/95             0           535           535
FARMINGTON PCR (ARIZONA PUBLIC SERVICE CO.).............  4.55    04/03/95         1,500             0         1,500
FLORIDA ST. AMT (MB/TH).................................  4.25    04/07/95             0         1,000         1,000
FORSYTH PCR (PORTLAND GENERAL ELECTRIC COMPANY
  PROJECT)..............................................  4.15    04/07/95         1,200             0         1,200
FORT WAYNE HOSPITAL AUTHORITY...........................  4.25    04/07/95           300             0           300
GRAND RAPIDS (Q1/W).....................................  4.20    04/07/95             0         1,500         1,500
GRAND RAPIDS, MI. (MB/W)................................  4.35    04/07/95             0         2,000         2,000
GULF COAST. TX. AMT (MB/D)..............................  4.70    04/07/95             0           500           500
HARRIS COUNTY HEALTH FACILITIES DEVELOPMENT
  CORPORATION...........................................  4.20    06/01/95         4,600             0         4,600
HAWAII REFUNDING TOPSTAR CUSTODIAL RECEIPTS.............  4.35    04/07/95         5,400             0         5,400
HAWAII ST BUDGET (MB$)..................................  4.00    04/03/95             0         1,900         1,900
HENRICO CNTY, VA (M1/D).................................  4.50    04/07/95             0           400           400
HOWARD COUNTY, MD (MB$).................................  4.05    04/03/95             0           300           300
IDAHO HSG. FIN. AUTH RB.................................  5.00    07/01/95             0         1,500         1,500
ILLINOIS DEVELOPMENT FINANCE AUTHORITY..................  4.10    05/31/95         2,600             0         2,600
ILLINOIS DEVELOPMENT FINANCE AUTHORITY..................  4.05    04/07/95         3,410             0         3,410
ILLINOIS EDUCATION FACILITIES AUTHORITY.................  4.25    04/07/95         3,000             0         3,000
ILLINOIS HEALTH FACILITIES AUTHORITY....................  4.20    04/07/95         1,000             0         1,000
ILLINOIS HEALTH FACILITIES AUTHORITY....................  4.65    02/15/96         3,000             0         3,000
INDIANA STATE HOUSING FINANCE AUTHORITY.................  4.30    07/03/95         1,290             0         1,290
JEFFERSON, CO (GO)......................................  8.20    12/15/95             0           440           440
KANSAS CITY IDA.........................................  4.50    04/07/95         1,400             0         1,400
KANSAS CITY, MO.........................................  4.25    04/03/95             0         2,000         2,000
LAWRENCE COUNTY PCR.....................................  4.25    04/07/95         5,700             0         5,700

                                                                   VALUE AT MARCH 31, 1995
                                                          -----------------------------------------
                                                              PNC
                                                           MUNICIPAL       COMPASS
                                                          MONEY MARKET    MUNICIPAL      PRO-FORMA
                                                           PORTFOLIO      MONEY FUND     COMBINED
                                                          ------------    ----------    -----------
COMMONWEALTH OF MASSACHUSETS GO NOTES...................  $ 2,504,006     $       0     $ 2,504,006
CONNEAUT PA. (GO).......................................            0       401,762         401,762
CONNECTICUT HOUSING FINANCE AUTHORITY...................    2,500,000             0       2,500,000
CORPUS CHRISTI PORT AUTHORITY...........................    5,500,000             0       5,500,000
DALLAS-FORT WORTH INTERNATIONAL AIRPORT.................    6,500,000             0       6,500,000
DELAWARE COUNTY IDA PCR.................................    3,300,000             0       3,300,000
DELAWARE CO., PA (M1/D).................................            0     1,300,000       1,300,000
DELAWARE STATE HSG. (AMT)...............................            0       330,000         330,000
DIST OF COLUMBIA (M1/D).................................            0     1,600,000       1,600,000
DIST OF COLUMBIA (MB/D).................................            0       200,000         200,000
DISTRICT OF COLUMBIA HOSPITAL...........................    1,300,000             0       1,300,000
DISTRICT OF COLUMBIA (THE AMERICAN UNIVERSITY
  PROJECT)..............................................      700,000             0         700,000
ELIZABETH, NJ (GO)......................................            0       535,000         535,000
FARMINGTON PCR (ARIZONA PUBLIC SERVICE CO.).............    1,500,000             0       1,500,000
FLORIDA ST. AMT (MB/TH).................................            0     1,000,000       1,000,000
FORSYTH PCR (PORTLAND GENERAL ELECTRIC COMPANY
  PROJECT)..............................................    1,200,000             0       1,200,000
FORT WAYNE HOSPITAL AUTHORITY...........................      300,000             0         300,000
GRAND RAPIDS (Q1/W).....................................            0     1,500,000       1,500,000
GRAND RAPIDS, MI. (MB/W)................................            0     2,000,000       2,000,000
GULF COAST. TX. AMT (MB/D)..............................            0       500,000         500,000
HARRIS COUNTY HEALTH FACILITIES DEVELOPMENT
  CORPORATION...........................................    4,600,000             0       4,600,000
HAWAII REFUNDING TOPSTAR CUSTODIAL RECEIPTS.............    5,400,000             0       5,400,000
HAWAII ST BUDGET (MB$)..................................            0     1,900,000       1,900,000
HENRICO CNTY, VA (M1/D).................................            0       400,000         400,000
HOWARD COUNTY, MD (MB$).................................            0       300,000         300,000
IDAHO HSG. FIN. AUTH RB.................................            0     1,500,000       1,500,000
ILLINOIS DEVELOPMENT FINANCE AUTHORITY..................    2,600,000             0       2,600,000
ILLINOIS DEVELOPMENT FINANCE AUTHORITY..................    3,410,000             0       3,410,000
ILLINOIS EDUCATION FACILITIES AUTHORITY.................    3,000,000             0       3,000,000
ILLINOIS HEALTH FACILITIES AUTHORITY....................    1,000,000             0       1,000,000
ILLINOIS HEALTH FACILITIES AUTHORITY....................    3,000,000             0       3,000,000
INDIANA STATE HOUSING FINANCE AUTHORITY.................    1,290,000             0       1,290,000
JEFFERSON, CO (GO)......................................            0       451,709         451,709
KANSAS CITY IDA.........................................    1,400,000             0       1,400,000
KANSAS CITY, MO.........................................            0     2,000,000       2,000,000
LAWRENCE COUNTY PCR.....................................    5,700,000             0       5,700,000

                                                                                             PAR (000)
                                                                              ---------------------------------------
                                                                                  PNC
                                                                               MUNICIPAL       COMPASS
                                                                              MONEY MARKET    MUNICIPAL     PRO-FORMA
                                                          RATE    MATURITY     PORTFOLIO      MONEY FUND    COMBINED
                                                          ----    --------    ------------    ----------    ---------
LEHIGH, PA (MB$)........................................  4.00%   04/03/95      $      0        $  900       $   900
LOS ANGELES COUNTY SERIES 1994 TRAN.....................  4.50    06/30/95         4,000             0         4,000
LOS ANGELES COUNTY SERIES 1994 TRAN.....................  4.50    06/30/95         3,000             0         3,000
LOUISIANA GO TOPSTAR CUSTODIAL RECEIPTS.................  4.35    04/07/95         3,000             0         3,000
MARION CNTY (MW/W) (AMT)................................  4.35    04/07/95             0         1,800         1,800
MARYLAND HLTH. (TECP)...................................  3.90    05/11/95             0         1,000         1,000
MAYSVILLE SOLID WASTE DISPOSAL FACILITIES...............  4.00    04/05/95         1,000             0         1,000
MERCER COUNTY UNITED POWER ASSOCIATION PROJECT..........  4.35    09/01/95         2,000             0         2,000
MICHIGAN STATE IDA (MW/W)...............................  3.90    04/03/95             0         1,000         1,000
MINNEAPOLIS ST PAUL MN RB...............................  4.60    08/01/95             0           985           985
MISSOURI STATE (RB).....................................  3.75    06/01/95             0           500           500
MONTANA STATE AMT.......................................  4.63    10/01/95             0           900           900
MONTGOMERY CNTY, OH (BAN)...............................  4.00    04/27/95             0         1,000         1,000
MONTGOMERY COUNTY PUBLIC BUILDING AUTHORITY GO..........  4.30    04/07/95         3,000             0         3,000
MONT. TWP. NJ (TANS)....................................  5.00    03/01/96             0         1,500         1,500
MUNICIPAL ASSOCIATION POOLED BONDS......................  4.13    04/07/95         1,020             0         1,020
MUSKOGEE INDUSTRIAL TRUST PCR...........................  4.20    04/07/95         3,000             0         3,000
NASSAU CNTY, NY (BANS)..................................  5.25    11/15/95             0         1,000         1,000
NEW HAMPSHIRE HIGHER EDUCATION & HEALTH FACILITIES......  4.10    04/07/95         4,900             0         4,900
NEW HAMPSHIRE STATE IDA SOLID WASTE DISPOSAL FACILITY...  4.50    09/01/95         9,700             0         9,700
NEW JERSEY SERIES 1994A TRAN............................  5.00    06/15/95         2,000             0         2,000
NEW YORK CITY GO SERIES 1995B DN........................  4.06    04/07/95         8,000             0         8,000
NEW YORK, NY............................................  4.00    10/01/95             0           500           500
NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY...........  4.15    04/12/95         1,650             0         1,650
NORTH CAROLINA MEDICAL CARE COMMISSION HOSPITAL.........  4.55    04/03/95         1,700             0         1,700
NORTHVILLE IDA (THRIFTY NORTHVILLE PROJECT).............  4.33    04/07/95         2,000             0         2,000
OAK CREEK PCRB..........................................  4.20    04/07/95         2,700             0         2,700
OHIO STATE (GO).........................................  5.70    05/15/95             0         1,000         1,000
PA HIGHER ED (MB/W) AMT.................................  4.20    04/07/95             0           400           400
PETERSBURG POLUTION CONTROL REVENUE BOND................  4.30    05/01/95         2,700             0         2,700
PHILADELPHIA HOSP. (RB).................................  3.75    05/01/95             0           535           535
PHOENIX IDA MULTIFAMILY HOUSING.........................  4.05    04/07/95            75             0            75
PLAQUMINES PORT HARBOR FACILITY.........................  4.00    04/26/95         2,525             0         2,525
PORT CITY MEDICAL CLINIC BOARD OF MOBILE................  4.10    05/09/95         2,600             0         2,600

                                                                   VALUE AT MARCH 31, 1995
                                                          -----------------------------------------
                                                              PNC
                                                           MUNICIPAL       COMPASS
                                                          MONEY MARKET    MUNICIPAL      PRO-FORMA
                                                           PORTFOLIO      MONEY FUND     COMBINED
                                                          ------------    ----------    -----------
LEHIGH, PA (MB$)........................................  $         0     $ 900,000     $   900,000
LOS ANGELES COUNTY SERIES 1994 TRAN.....................    4,006,171             0       4,006,171
LOS ANGELES COUNTY SERIES 1994 TRAN.....................    3,001,019             0       3,001,019
LOUISIANA GO TOPSTAR CUSTODIAL RECEIPTS.................    3,000,000             0       3,000,000
MARION CNTY (MW/W) (AMT)................................            0     1,800,000       1,800,000
MARYLAND HLTH. (TECP)...................................            0     1,000,000       1,000,000
MAYSVILLE SOLID WASTE DISPOSAL FACILITIES...............    1,000,000             0       1,000,000
MERCER COUNTY UNITED POWER ASSOCIATION PROJECT..........    2,000,000             0       2,000,000
MICHIGAN STATE IDA (MW/W)...............................            0     1,000,000       1,000,000
MINNEAPOLIS ST PAUL MN RB...............................            0       985,000         985,000
MISSOURI STATE (RB).....................................            0       500,000         500,000
MONTANA STATE AMT.......................................            0       900,000         900,000
MONTGOMERY CNTY, OH (BAN)...............................            0     1,000,378       1,000,378
MONTGOMERY COUNTY PUBLIC BUILDING AUTHORITY GO..........    3,000,000             0       3,000,000
MONT. TWP. NJ (TANS)....................................            0     1,503,937       1,503,937
MUNICIPAL ASSOCIATION POOLED BONDS......................    1,020,000             0       1,020,000
MUSKOGEE INDUSTRIAL TRUST PCR...........................    3,000,000             0       3,000,000
NASSAU CNTY, NY (BANS)..................................            0     1,006,277       1,006,277
NEW HAMPSHIRE HIGHER EDUCATION & HEALTH FACILITIES......    4,900,000             0       4,900,000
NEW HAMPSHIRE STATE IDA SOLID WASTE DISPOSAL FACILITY...    9,700,000             0       9,700,000
NEW JERSEY SERIES 1994A TRAN............................    2,003,789             0       2,003,789
NEW YORK CITY GO SERIES 1995B DN........................    8,000,000             0       8,000,000
NEW YORK, NY............................................            0       498,656         498,656
NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY...........    1,650,000             0       1,650,000
NORTH CAROLINA MEDICAL CARE COMMISSION HOSPITAL.........    1,700,000             0       1,700,000
NORTHVILLE IDA (THRIFTY NORTHVILLE PROJECT).............    2,000,000             0       2,000,000
OAK CREEK PCRB..........................................    2,700,000             0       2,700,000
OHIO STATE (GO).........................................            0     1,002,412       1,002,412
PA HIGHER ED (MB/W) AMT.................................            0       400,000         400,000
PETERSBURG POLUTION CONTROL REVENUE BOND................    2,700,000             0       2,700,000
PHILADELPHIA HOSP. (RB).................................            0       535,000         535,000
PHOENIX IDA MULTIFAMILY HOUSING.........................       75,000             0          75,000
PLAQUMINES PORT HARBOR FACILITY.........................    2,525,000             0       2,525,000
PORT CITY MEDICAL CLINIC BOARD OF MOBILE................    2,600,000             0       2,600,000

                                                                                             PAR (000)
                                                                              ---------------------------------------
                                                                                  PNC
                                                                               MUNICIPAL       COMPASS
                                                                              MONEY MARKET    MUNICIPAL     PRO-FORMA
                                                          RATE    MATURITY     PORTFOLIO      MONEY FUND    COMBINED
                                                          ----    --------    ------------    ----------    ---------
PORT CITY MEDICAL CLINIC BOARD OF MOBILE................  4.00%   05/01/95      $  1,000        $    0       $ 1,000
PUERTO RICO (TECP)......................................  3.90    04/07/95             0         1,000         1,000
PUTNAM COUNTY DEVELOPMENT AUTHORITY.....................  4.25    06/15/95         2,000             0         2,000
RICHMOND VA. (RANS).....................................  5.50    06/30/95             0         1,000         1,000
SALT LAKE CITY POOLED HOSPITAL..........................  4.15    04/10/95         5,705             0         5,705
SAYRE HEALTH CARE (MB/W)................................  4.00    04/07/95             0           800           800
SAYRE, PA (MB/W)........................................  4.00    04/07/95             0           800           800
SCHUYLKILL CO., PA (M1/D)...............................  4.60    04/03/95             0         1,100         1,100
SOUTH DAKOTE HOUSING AUTHORITY..........................  4.95    12/13/95         2,000             0         2,000
SULIVAN FLOATING FIXED RATE MUNICIPAL BOND..............  4.15    04/07/95         1,110             0         1,110
TEXAS PUBLIC FINANCE AUTHORITY..........................  4.40    04/03/95         4,000             0         4,000
TEXAS SERIES 1994 TRAN..................................  5.00    08/31/95         2,000             0         2,000
TEXAS STATE (TRAN)......................................  5.00    08/31/95             0         2,000         2,000
TURNER CO., GA (MB$)....................................  4.05    04/03/95             0           200           200
UNIVERSITY OF MINNESOTA.................................  4.50    08/01/95         3,000             0         3,000
UNIVERSITY OF MINNESOTA.................................  4.25    05/15/95         2,000             0         2,000
UTAH HOUSING FINANCE AGENCY.............................  4.25    04/07/95         5,500             0         5,500
UTAH STATE HOUSING AMT RB...............................  4.80    08/01/95             0         1,160         1,160
VALDEZ MARINE TERMINAL REFUNDING BOND...................  4.30    05/01/95         2,125             0         2,125
VALDEZ MARINE TERMINAL REFUNDING BOND...................  4.25    05/05/95         1,000             0         1,000
VILLAGE OF NORTH AURORA IDA.............................  4.30    04/07/95         2,000             0         2,000
VIRGINIA HOUSING AUTHORITY..............................  4.20    05/11/95         2,500             0         2,500
VIRGINIA STATE TRANS (RB)...............................  5.80    05/15/95             0         1,000         1,000
WASHINGTON PUBLIC POWER SUPPLY SYSTEM...................  4.25    04/07/95        10,400             0        10,400
WISCONSIN ST. (GO)......................................  6.10    05/01/95             0         1,000         1,000
WIS. HSG. AMT...........................................  4.60    04/03/95             0         1,500         1,500

                                                                   VALUE AT MARCH 31, 1995
                                                          -----------------------------------------
                                                              PNC
                                                           MUNICIPAL       COMPASS
                                                          MONEY MARKET    MUNICIPAL      PRO-FORMA
                                                           PORTFOLIO      MONEY FUND     COMBINED
                                                          ------------    ----------    -----------
PORT CITY MEDICAL CLINIC BOARD OF MOBILE................  $ 1,000,000     $       0     $ 1,000,000
PUERTO RICO (TECP)......................................            0     1,000,000       1,000,000
PUTNAM COUNTY DEVELOPMENT AUTHORITY.....................    2,000,000             0       2,000,000
RICHMOND VA. (RANS).....................................            0     1,002,614       1,002,614
SALT LAKE CITY POOLED HOSPITAL..........................    5,705,000             0       5,705,000
SAYRE HEALTH CARE (MB/W)................................            0       800,000         800,000
SAYRE, PA (MB/W)........................................            0       800,000         800,000
SCHUYLKILL CO., PA (M1/D)...............................            0     1,100,000       1,100,000
SOUTH DAKOTE HOUSING AUTHORITY..........................    2,000,000             0       2,000,000
SULIVAN FLOATING FIXED RATE MUNICIPAL BOND..............    1,110,000             0       1,110,000
TEXAS PUBLIC FINANCE AUTHORITY..........................    4,000,000             0       4,000,000
TEXAS SERIES 1994 TRAN..................................    2,002,073             0       2,002,073
TEXAS STATE (TRAN)......................................            0     2,006,012       2,006,012
TURNER CO., GA (MB$)....................................            0       200,000         200,000
UNIVERSITY OF MINNESOTA.................................    3,000,000             0       3,000,000
UNIVERSITY OF MINNESOTA.................................    2,000,000             0       2,000,000
UTAH HOUSING FINANCE AGENCY.............................    5,500,000             0       5,500,000
UTAH STATE HOUSING AMT RB...............................            0     1,160,000       1,160,000
VALDEZ MARINE TERMINAL REFUNDING BOND...................    2,125,000             0       2,125,000
VALDEZ MARINE TERMINAL REFUNDING BOND...................    1,000,000             0       1,000,000
VILLAGE OF NORTH AURORA IDA.............................    2,000,000             0       2,000,000
VIRGINIA HOUSING AUTHORITY..............................    2,500,000             0       2,500,000
VIRGINIA STATE TRANS (RB)...............................            0     1,001,513       1,001,513
WASHINGTON PUBLIC POWER SUPPLY SYSTEM...................   10,400,000             0      10,400,000
WISCONSIN ST. (GO)......................................            0     1,001,369       1,001,369
WIS. HSG. AMT...........................................            0     1,500,000       1,500,000
                                                         ------------   -----------     -----------
TOTAL INVESTMENTS....................................... $224,892,411   $47,292,316    $272,184,727
                                                         =============  ===========    ============

            See Accompanying Notes to Pro-Forma Financial Statements

               PNC PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                   COMPASS PENNSYLVANIA MUNICIPAL MONEY FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                           PAR (000)
                                                                           -----------------------------------------
                                                                               PNC           COMPASS
                                                                           PENNSYLVANIA    PENNSYLVANIA
                                                                            MUNICIPAL       MUNICIPAL
                                                                           MONEY MARKET       MONEY        PRO-FORMA
                                                       RATE    MATURITY     PORTFOLIO          FUND        COMBINED
                                                       ----    --------    ------------    ------------    ---------
ALLEGHENY COUNTY, PA.................................  4.03%   04/07/95       $  360          $    0        $   360
ALLEGHENY COUNTY, PA.................................  3.70    06/01/95            0           1,075          1,075
ALLEGHENY COUNTY, PA.................................  4.10    07/03/95            0           1,000          1,000
ALLEGHENY COUNTY, PA.................................  4.80    10/17/95        2,000               0          2,000
ALLEGHENY COUNTY, PA.................................  4.75    11/30/95        6,000               0          6,000
ALLEGHENY COUNTY, PA.................................  4.40    12/07/95        5,000               0          5,000
BEAVER COUNTY IDA PCRB...............................  4.25    04/07/95        9,600             500         10,100
BEAVER COUNTY IDA PCRB...............................  4.35    04/13/95        1,500               0          1,500
BEAVER COUNTY IDA PCRB...............................  4.20    05/03/95        3,250               0          3,250
BEAVER COUNTY IDA PCRB...............................  4.00    05/12/95        2,500               0          2,500
BEAVER COUNTY IDA PCRB...............................  4.30    05/12/95        2,000               0          2,000
BEAVER COUNTY IDA PCRB...............................  4.45    05/12/95          300               0            300
BEAVER COUNTY IDA PCRB...............................  4.35    08/09/95        4,900               0          4,900
BEDFORD COUNTY IDA IDRB..............................  4.05    04/07/95        2,000               0          2,000
BERKS CNTY PA........................................  4.10    04/03/95            0             700            700
BERKS CNTY PA........................................  4.20    04/07/95          300               0            300
BLACKHAWK, PENN (GO).................................  6.35    07/15/95            0             495            495
BRADFORD COUNTY IDA..................................  4.10    04/03/95        2,200               0          2,200
BRAZOS RVR, TX AMT (M1/D)............................  4.75    04/07/95            0             500            500
BUCKS COUNTY IDA.....................................  4.15    04/07/95        1,300               0          1,300
BUCKS COUNTY IDA.....................................  4.25    04/07/95        1,505               0          1,505
CAMBRIA COUNTY IDA...................................  4.25    04/07/95        6,200               0          6,200
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.00    05/11/95            0             500            500
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.15    04/10/95          300               0            300
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.20    04/12/95        2,000               0          2,000
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.35    04/13/95        2,000               0          2,000
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.00    05/09/95          500               0            500
CARBON COUNTY IDA RESOURCE RECOVERY..................  3.95    05/10/95          750               0            750
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.45    05/12/95        2,810               0          2,810
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.30    05/26/95        1,200               0          1,200
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.15    06/09/95        1,355               0          1,355

                                                                  VALUE AT MARCH 31, 1995
                                                       ----------------------------------------------
                                                           PNC
                                                       PENNSYLVANIA       COMPASS
                                                        MUNICIPAL       PENNSYLVANIA
                                                       MONEY MARKET      MUNICIPAL        PRO-FORMA
                                                        PORTFOLIO        MONEY FUND        COMBINED
                                                       ------------     ------------     ------------
ALLEGHENY COUNTY, PA.................................  $   360,000      $         0      $    360,000
ALLEGHENY COUNTY, PA.................................            0        1,075,000         1,075,000
ALLEGHENY COUNTY, PA.................................            0          999,737           999,737
ALLEGHENY COUNTY, PA.................................    2,000,000                0         2,000,000
ALLEGHENY COUNTY, PA.................................    6,000,000                0         6,000,000
ALLEGHENY COUNTY, PA.................................    5,000,000                0         5,000,000
BEAVER COUNTY IDA PCRB...............................    9,600,000          500,000        10,100,000
BEAVER COUNTY IDA PCRB...............................    1,500,000                0         1,500,000
BEAVER COUNTY IDA PCRB...............................    3,250,000                0         3,250,000
BEAVER COUNTY IDA PCRB...............................    2,500,000                0         2,500,000
BEAVER COUNTY IDA PCRB...............................    2,000,000                0         2,000,000
BEAVER COUNTY IDA PCRB...............................      300,000                0           300,000
BEAVER COUNTY IDA PCRB...............................    4,900,000                0         4,900,000
BEDFORD COUNTY IDA IDRB..............................    2,000,000                0         2,000,000
BERKS CNTY PA........................................            0          700,000           700,000
BERKS CNTY PA........................................      300,000                0           300,000
BLACKHAWK, PENN (GO).................................            0          497,729           497,729
BRADFORD COUNTY IDA..................................    2,200,000                0         2,200,000
BRAZOS RVR, TX AMT (M1/D)............................            0          500,000           500,000
BUCKS COUNTY IDA.....................................    1,300,000                0         1,300,000
BUCKS COUNTY IDA.....................................    1,505,000                0         1,505,000
CAMBRIA COUNTY IDA...................................    6,200,000                0         6,200,000
CARBON COUNTY IDA RESOURCE RECOVERY..................            0          500,000           500,000
CARBON COUNTY IDA RESOURCE RECOVERY..................      300,000                0           300,000
CARBON COUNTY IDA RESOURCE RECOVERY..................    2,000,000                0         2,000,000
CARBON COUNTY IDA RESOURCE RECOVERY..................      500,000                0           500,000
CARBON COUNTY IDA RESOURCE RECOVERY..................      750,000                0           750,000
CARBON COUNTY IDA RESOURCE RECOVERY..................    2,810,000                0         2,810,000
CARBON COUNTY IDA RESOURCE RECOVERY..................    1,200,000                0         1,200,000
CARBON COUNTY IDA RESOURCE RECOVERY..................    1,355,000                0         1,355,000
CARBON COUNTY IDA RESOURCE RECOVERY..................    2,550,000                0         2,550,000

                                                                                           PAR (000)
                                                                           -----------------------------------------
                                                                               PNC           COMPASS
                                                                           PENNSYLVANIA    PENNSYLVANIA
                                                                            MUNICIPAL       MUNICIPAL
                                                                           MONEY MARKET       MONEY        PRO-FORMA
                                                       RATE    MATURITY     PORTFOLIO          FUND        COMBINED
                                                       ----    --------    ------------    ------------    ---------
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.35%   08/08/95       $2,550          $    0        $ 2,550
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.35    08/09/95        1,400               0          1,400
CARBON COUNTY IDA RESOURCE RECOVERY..................  4.40    08/15/95        5,000               0          5,000
CHARTIERS VALLEY, PA.................................  4.00    04/03/95            0             200            200
CHESTER CNTY, PA (M1/W)..............................  4.20    04/07/95            0           1,200          1,200
CITY OF PHILA. (TRAN)................................  4.75    06/15/95            0           1,000          1,000
COMMONWEALTH PA......................................  5.50    11/15/95            0           1,000          1,000
CONNEAUT PA. (GO)....................................  9.75    05/01/95            0             600            600
CUMBERLAND COUNTY IDA................................  4.75    04/07/95        1,000               0          1,000
CUMBERLAND COUNTY MUNI AUTHORITY.....................  4.13    04/07/95        6,000               0          6,000
DELAWARE CNTY PA.....................................  4.45    04/07/95            0             700            700
DELAWARE COUNTY IDA MB...............................  3.75    05/11/95        1,000               0          1,000
DELAWARE COUNTY IDA PCRB.............................  4.25    04/07/95        6,500               0          6,500
DELAWARE COUNTY IDA PCRB.............................  4.30    04/07/95        9,900           1,900         11,800
DELAWARE COUNTY IDA PCRB.............................  4.60    04/07/95            0             600            600
DELAWARE COUNTY IDA PCRB.............................  4.30    04/21/95        2,000               0          2,000
DELAWARE COUNTY IDA PCRB.............................  4.00    05/01/95          900               0            900
DELAWARE COUNTY IDA PCRB.............................  4.20    05/11/95        4,200               0          4,200
DELAWARE COUNTY IDA PCRB.............................  4.00    05/19/95        1,300               0          1,300
DELAWARE CTY (M1/D)..................................  4.45    04/07/95            0           2,000          2,000
EAST HEMPFIELD TOWNSHIP IDA..........................  4.25    04/07/95          500               0            500
EMMAUS GENERAL AUTHORITY.............................  4.25    04/07/95       15,400               0         15,400
HARRISBURG REDEVELOPMENT AUTHORITY...................  3.95    04/07/95        4,500               0          4,500
LEHIGH COUNTY AUTHORITY..............................  4.10    04/07/95        6,725               0          6,725
LEHIGH COUNTY IDA PCRB...............................  4.15    04/07/95          100               0            100
LEHIGH, PA...........................................  4.00    04/07/95            0             900            900
LITTLESTOWN IDA......................................  4.30    04/07/95        2,000               0          2,000
LUZERNE, PA (MW/W) AMT...............................  4.20    04/01/98            0             500            500
MONTGOMERY COUNTY IDA................................  4.10    04/07/95        4,800               0          4,800
MONTGOMERY COUNTY IDA................................  3.85    04/27/95        1,000               0          1,000
MONTGOMERY COUNTY IDA................................  4.13    04/07/95            0             500            500
MONTGOMERY COUNTY IDA................................  4.20    04/07/95        2,800               0          2,800
MONTGOMERY COUNTY IDA................................  4.25    05/04/95            0           2,000          2,000
MONTGOMERY COUNTY IDA................................  3.90    06/01/95        2,000               0          2,000
NORTHAMPTON COUNTY IDA IDRB..........................  4.00    06/08/95        2,000               0          2,000
NORTHEASTERN, PA (TECP)..............................  4.10    04/07/95        4,000               0          4,000
NORTHEASTERN, PA (TECP)..............................  4.10    04/13/95            0             600            600
NORTHUMBERLAND COUNTY IDA............................  4.40    04/07/95        4,590               0          4,590
PA HSG. FIN. AGY. AMT RB.............................  3.80    04/03/95            0             500            500

                                                                  VALUE AT MARCH 31, 1995
                                                       ----------------------------------------------
                                                           PNC
                                                       PENNSYLVANIA       COMPASS
                                                        MUNICIPAL       PENNSYLVANIA
                                                       MONEY MARKET      MUNICIPAL        PRO-FORMA
                                                        PORTFOLIO        MONEY FUND        COMBINED
                                                       ------------     ------------     ------------
CARBON COUNTY IDA RESOURCE RECOVERY..................  $ 1,400,000      $         0      $  1,400,000
CARBON COUNTY IDA RESOURCE RECOVERY..................    5,000,000                0         5,000,000
CARBON COUNTY IDA RESOURCE RECOVERY..................
CHARTIERS VALLEY, PA.................................            0          200,000           200,000
CHESTER CNTY, PA (M1/W)..............................            0        1,200,000         1,200,000
CITY OF PHILA. (TRAN)................................            0        1,001,784         1,001,784
COMMONWEALTH PA......................................            0        1,005,940         1,005,940
CONNEAUT PA. (GO)....................................            0          602,641           602,641
CUMBERLAND COUNTY IDA................................    1,000,000                0         1,000,000
CUMBERLAND COUNTY MUNI AUTHORITY.....................    6,000,000                0         6,000,000
DELAWARE CNTY PA.....................................            0          700,000           700,000
DELAWARE COUNTY IDA MB...............................    1,000,000                0         1,000,000
DELAWARE COUNTY IDA PCRB.............................    6,500,000                0         6,500,000
DELAWARE COUNTY IDA PCRB.............................    9,900,000        1,900,000        11,800,000
DELAWARE COUNTY IDA PCRB.............................            0          600,000           600,000
DELAWARE COUNTY IDA PCRB.............................    2,000,000                0         2,000,000
DELAWARE COUNTY IDA PCRB.............................      900,000                0           900,000
DELAWARE COUNTY IDA PCRB.............................    4,200,000                0         4,200,000
DELAWARE COUNTY IDA PCRB.............................    1,300,000                0         1,300,000
DELAWARE CTY (M1/D)..................................            0        2,000,000         2,000,000
EAST HEMPFIELD TOWNSHIP IDA..........................      500,000                0           500,000
EMMAUS GENERAL AUTHORITY.............................   15,400,000                0        15,400,000
HARRISBURG REDEVELOPMENT AUTHORITY...................    4,500,000                0         4,500,000
LEHIGH COUNTY AUTHORITY..............................    6,725,000                0         6,725,000
LEHIGH COUNTY IDA PCRB...............................      100,000                0           100,000
LEHIGH, PA...........................................            0          900,000           900,000
LITTLESTOWN IDA......................................    2,000,000                0         2,000,000
LUZERNE, PA (MW/W) AMT...............................            0          500,000           500,000
MONTGOMERY COUNTY IDA................................    4,800,000                0         4,800,000
MONTGOMERY COUNTY IDA................................    1,000,000                0         1,000,000
MONTGOMERY COUNTY IDA................................            0          500,000           500,000
MONTGOMERY COUNTY IDA................................    2,800,000                0         2,800,000
MONTGOMERY COUNTY IDA................................            0        2,000,000         2,000,000
MONTGOMERY COUNTY IDA................................    2,000,000                0         2,000,000
NORTHAMPTON COUNTY IDA IDRB..........................    2,000,000                0         2,000,000
NORTHEASTERN, PA (TECP)..............................    4,000,000                0         4,000,000
NORTHEASTERN, PA (TECP)..............................            0          600,000           600,000
NORTHUMBERLAND COUNTY IDA............................    4,590,000                0         4,590,000
PA HSG. FIN. AGY. AMT RB.............................            0          500,000           500,000

                                                                                           PAR (000)
                                                                           -----------------------------------------
                                                                               PNC           COMPASS
                                                                           PENNSYLVANIA    PENNSYLVANIA
                                                                            MUNICIPAL       MUNICIPAL
                                                                           MONEY MARKET       MONEY        PRO-FORMA
                                                       RATE    MATURITY     PORTFOLIO          FUND        COMBINED
                                                       ----    --------    ------------    ------------    ---------
PA STATE (TANS)......................................  4.75%   06/30/95       $    0          $2,000        $ 2,000
PA STATE HIGHER ED (RB)..............................  6.40    05/01/95            0             585            585
PENN STATE HIGHER ED (RB)............................  6.50    05/01/95            0             250            250
PENN STATE (GO)......................................  4.80    06/15/95            0           2,000          2,000
PENNSYLVANIA COMMONWEALTH TANS.......................  4.75    06/30/95       15,850               0         15,850
PENNSYLVANIA ENERGY AUTHORITY........................  4.25    04/05/95        6,550               0          6,550
PENNSYLVANIA ENERGY AUTHORITY........................  4.25    04/07/95        9,090             710          9,800
PENNSYLVANIA HIGHER EDUCATION........................  3.24    04/03/95        2,000               0          2,000
PENNSYLVANIA HIGHER EDUCATION........................  4.20    04/05/95        5,000               0          5,000
PENNSYLVANIA HIGHER EDUCATION........................  3.85    04/07/95        1,500               0          1,500
PENNSYLVANIA HIGHER EDUCATION........................  4.20    04/07/95       16,920           1,700         18,620
PENNSYLVANIA STATE (GO)..............................  3.00    05/01/95            0             825            825
PENN. HSG. (AMT).....................................  4.88    04/01/96            0           2,000          2,000
PENN. STATE (GO).....................................  5.70    08/01/95            0             375            375
PENN. STATE (GO).....................................  6.50    05/01/95            0             500            500
PENN. STATE (GO).....................................  6.50    06/01/95            0             500            500
PENN. STATE. (GO)....................................  5.70    08/01/95            0             625            625
PENN. ST. IDA........................................  5.00    01/01/96            0           1,250          1,250
PHIL PA. SCH. DIST...................................  3.75    07/01/95            0           1,000          1,000
PHILA PA AUTH IDA (MB/TH)............................  4.20    04/03/95            0             600            600
PHILADELPHIA AUTHORITY IDRB..........................  4.15    04/07/95        1,400               0          1,400
PHILADELPHIA GAS WORKS TECP..........................  3.85    05/09/95        1,800               0          1,800
PHILADELPHIA GAS WORKS TECP..........................  4.00    08/01/95        6,000               0          6,000
PHILADELPHIA GO......................................  4.15    04/06/95        5,000               0          5,000
PHILADELPHIA GO......................................  4.05    06/09/95        1,000               0          1,000
PHILADELPHIA HOSPITAL................................  4.20    04/07/95        2,400               0          2,400
PHILADELPHIA IDA.....................................  3.50    04/07/95        3,000               0          3,000
PHILADELPHIA TRAN....................................  4.75    06/15/95        1,000               0          1,000
PHILADELPHIA TRAN....................................  4.75    06/30/95            0           1,000          1,000
PHILA., PA HOSPITALS.................................  3.75    05/01/95            0             390            390
PITTSBURGH RB........................................  6.40    10/01/95            0             500            500
PUERTO RICO GOVERNMENT DEV...........................  4.10    04/07/95          500               0            500
PUERTO RICO INDUSTRIAL...............................  4.05    04/07/95        2,800               0          2,800
PUERTO RICO INDUSTRIAL...............................  4.20    04/13/95        1,700               0          1,700
PUERTO RICO INDUSTRIAL...............................  3.85    04/19/95        8,800               0          8,800
PUERTO RICO INDUSTRIAL...............................  3.95    05/01/95        1,000               0          1,000
PUERTO RICO INDUSTRIAL...............................  4.00    09/01/95          600               0            600
QUAKERTOWN, PA (MB)..................................  4.05    04/07/95        2,900               0          2,900
QUAKERTOWN, PA (MB)..................................  4.15    04/07/95            0             300            300

                                                                  VALUE AT MARCH 31, 1995
                                                       ----------------------------------------------
                                                           PNC
                                                       PENNSYLVANIA       COMPASS
                                                        MUNICIPAL       PENNSYLVANIA
                                                       MONEY MARKET      MUNICIPAL        PRO-FORMA
                                                        PORTFOLIO        MONEY FUND        COMBINED
                                                       ------------     ------------     ------------
PA STATE (TANS)......................................  $         0      $ 2,003,439      $  2,003,439
PA STATE HIGHER ED (RB)..............................            0          586,334           586,334
PENN STATE HIGHER ED (RB)............................            0          250,526           250,526
PENN STATE (GO)......................................            0        2,001,535         2,001,535
PENNSYLVANIA COMMONWEALTH TANS.......................   15,879,627                0        15,879,627
PENNSYLVANIA ENERGY AUTHORITY........................    6,550,000                0         6,550,000
PENNSYLVANIA ENERGY AUTHORITY........................    9,090,000          710,000         9,800,000
PENNSYLVANIA HIGHER EDUCATION........................    2,000,000                0         2,000,000
PENNSYLVANIA HIGHER EDUCATION........................    5,000,000                0         5,000,000
PENNSYLVANIA HIGHER EDUCATION........................    1,500,000                0         1,500,000
PENNSYLVANIA HIGHER EDUCATION........................   16,920,000        1,700,000        18,620,000
PENNSYLVANIA STATE (GO)..............................            0          824,734           824,734
PENN. HSG. (AMT).....................................            0        2,000,000         2,000,000
PENN. STATE (GO).....................................            0          375,679           375,679
PENN. STATE (GO).....................................            0          500,578           500,578
PENN. STATE (GO).....................................            0          501,233           501,233
PENN. STATE. (GO)....................................            0          626,132           626,132
PENN. ST. IDA........................................            0        1,255,277         1,255,277
PHIL PA. SCH. DIST...................................            0          999,129           999,129
PHILA PA AUTH IDA (MB/TH)............................            0          600,000           600,000
PHILADELPHIA AUTHORITY IDRB..........................    1,400,000                0         1,400,000
PHILADELPHIA GAS WORKS TECP..........................    1,800,000                0         1,800,000
PHILADELPHIA GAS WORKS TECP..........................    6,000,000                0         6,000,000
PHILADELPHIA GO......................................    5,000,000                0         5,000,000
PHILADELPHIA GO......................................    1,000,000                0         1,000,000
PHILADELPHIA HOSPITAL................................    2,400,000                0         2,400,000
PHILADELPHIA IDA.....................................    3,000,000                0         3,000,000
PHILADELPHIA TRAN....................................    1,001,405                0         1,001,405
PHILADELPHIA TRAN....................................            0        1,000,417         1,000,417
PHILA., PA HOSPITALS.................................            0          390,000           390,000
PITTSBURGH RB........................................            0          504,194           504,194
PUERTO RICO GOVERNMENT DEV...........................      500,000                0           500,000
PUERTO RICO INDUSTRIAL...............................    2,800,000                0         2,800,000
PUERTO RICO INDUSTRIAL...............................    1,700,000                0         1,700,000
PUERTO RICO INDUSTRIAL...............................    8,800,000                0         8,800,000
PUERTO RICO INDUSTRIAL...............................    1,000,000                0         1,000,000
PUERTO RICO INDUSTRIAL...............................      600,245                0           600,245
QUAKERTOWN, PA (MB)..................................    2,900,000                0         2,900,000
QUAKERTOWN, PA (MB)..................................            0          300,000           300,000

                                                                                           PAR (000)
                                                                           -----------------------------------------
                                                                               PNC           COMPASS
                                                                           PENNSYLVANIA    PENNSYLVANIA
                                                                            MUNICIPAL       MUNICIPAL
                                                                           MONEY MARKET       MONEY        PRO-FORMA
                                                       RATE    MATURITY     PORTFOLIO          FUND        COMBINED
                                                       ----    --------    ------------    ------------    ---------
RADNOR TOWNSHIP GO TRAN..............................  6.00%   12/29/95       $1,500          $    0        $ 1,500
SAYRE HEALTH CARE FACILITY...........................  4.00    04/07/95       20,235           1,200         21,435
SCHUYKILL COUNTY IDA.................................  4.60    04/03/95       22,600           2,800         25,400
SCHUYKILL COUNTY IDA.................................  4.25    04/07/95        8,700               0          8,700
ST MARY HOSP AUTH (M1/D).............................  4.60    04/03/95          900             600          1,500
UNIVERSITY OF PITTSBURGH.............................  3.90    04/07/95          500               0            500
VENANGO IDA RESOURCE RECOVERY........................  4.15    04/10/95          910               0            910
VENANGO IDA RESOURCE RECOVERY........................  4.35    04/13/95        3,150               0          3,150
VENANGO IDA RESOURCE RECOVERY........................  4.00    05/09/95        1,475               0          1,475
VENANGO IDA RESOURCE RECOVERY........................  4.30    05/12/95          950               0            950
VENANGO IDA RESOURCE RECOVERY........................  4.45    05/12/95        1,300               0          1,300
VENANGO IDA RESOURCE RECOVERY........................  4.15    06/09/95        1,300               0          1,300
VENANGO IDA RESOURCE RECOVERY........................  4.30    08/04/95        2,300               0          2,300
VENANGO IDA RESOURCE RECOVERY........................  4.35    08/09/95        1,500               0          1,500
WASHINGTON COUNTY AUTHORITY..........................  4.25    04/05/95        4,400               0          4,400
W. CORNWALL, PA (MW/W)...............................  4.37    04/07/95            0           1,000          1,000
W. WAYNE, PA (GO)....................................  6.65    10/15/95            0           1,000          1,000
YORK COUNTY IDA PCRB.................................  4.15    04/07/95        2,000               0          2,000

                                                                  VALUE AT MARCH 31, 1995
                                                       ----------------------------------------------
                                                           PNC
                                                       PENNSYLVANIA       COMPASS
                                                        MUNICIPAL       PENNSYLVANIA
                                                       MONEY MARKET      MUNICIPAL        PRO-FORMA
                                                        PORTFOLIO        MONEY FUND        COMBINED
                                                       ------------     ------------     ------------
RADNOR TOWNSHIP GO TRAN..............................  $ 1,510,675      $         0      $  1,510,675
SAYRE HEALTH CARE FACILITY...........................   20,235,000        1,200,000        21,435,000
SCHUYKILL COUNTY IDA.................................   22,600,000        2,800,000        25,400,000
SCHUYKILL COUNTY IDA.................................    8,700,000                0         8,700,000
ST MARY HOSP AUTH (M1/D).............................      900,000          600,000         1,500,000
UNIVERSITY OF PITTSBURGH.............................      500,000                0           500,000
VENANGO IDA RESOURCE RECOVERY........................      910,000                0           910,000
VENANGO IDA RESOURCE RECOVERY........................    3,150,000                0         3,150,000
VENANGO IDA RESOURCE RECOVERY........................    1,475,000                0         1,475,000
VENANGO IDA RESOURCE RECOVERY........................      950,000                0           950,000
VENANGO IDA RESOURCE RECOVERY........................    1,300,000                0         1,300,000
VENANGO IDA RESOURCE RECOVERY........................    1,300,000                0         1,300,000
VENANGO IDA RESOURCE RECOVERY........................    2,300,000                0         2,300,000
VENANGO IDA RESOURCE RECOVERY........................    1,500,000                0         1,500,000
WASHINGTON COUNTY AUTHORITY..........................    4,400,000                0         4,400,000
W. CORNWALL, PA (MW/W)...............................            0        1,000,000         1,000,000
W. WAYNE, PA (GO)....................................            0        1,012,388         1,012,388
YORK COUNTY IDA PCRB.................................    2,000,000                0         2,000,000
                                                      ------------      -----------      ------------
TOTAL INVESTMENTS.................................... $324,566,952      $42,724,427      $367,291,379
                                                      ============      ===========      ============

            See Accompanying Notes to Pro-Forma Financial Statements

                           PNC MONEY MARKET PORTFOLIO
                           COMPASS CASH RESERVE FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                            PAR (000)
                                                                            -----------------------------------------
                                                                                PNC           COMPASS
                                                                            MONEY MARKET    CASH RESERVE    PRO-FORMA
                 SECURITY DESCRIPTION                   RATE    MATURITY     PORTFOLIO          FUND        COMBINED
------------------------------------------------------  ----    --------    ------------    ------------    ---------
ABN/AMRO CANADA YCP...................................  6.14%   06/16/95      $      0        $ 10,000       $10,000
ABN/AMRO CANADA YCP...................................  6.15    06/28/95             0           5,000         5,000
AMEX BK-FR MTN........................................  6.13    05/23/95             0          10,000        10,000
AMEX BK-FR MTN........................................  6.13    01/26/96             0          10,000        10,000
AMRO N.A. FINANCE, INC................................  6.22    08/10/95        30,000               0        30,000
ASSOCIATES CORP NA (MTN)..............................  4.19    05/05/95             0           2,000         2,000
AT&T CAP CORP (CP)....................................  6.37    04/03/95             0          10,000        10,000
AT&T CORPORATION CP...................................  6.08    05/16/95             0           5,000         5,000
BANK OF TOKYO TORONTO TD..............................  6.13    04/28/95             0          10,000        10,000
BANQUE NATIONAL DE PARIS..............................  7.03    02/09/96        25,000               0        25,000
BANQUE PARIBAS........................................  6.14    05/10/95        25,000               0        25,000
BEAR STEARNS TREASURY RATE NOTE.......................  6.03    04/04/95        15,000               0        15,000
BEAR STEARNS & CO. INC................................  6.04    04/04/95        45,000               0        45,000
BETA FINANCE INC......................................  5.65    04/04/95        10,000               0        10,000
BETA FN 144A MTN LQ...................................  6.36    04/20/95             0          11,000        11,000
BOWATER PLC CP........................................  6.15    05/12/95             0           5,000         5,000
BROADWAY CAPITAL (4-2) CP.............................  6.42    04/07/95             0          12,000        12,000
CIBC NY (YCD).........................................  6.08    04/19/95             0          10,000        10,000
CIESCO L.P............................................  0.06    05/08/95        20,000               0        20,000
COMERICA BANK -- DETROIT..............................  5.93    04/04/95        50,000               0        50,000
CORPORATE RECEIVABLES CORP............................  6.10    05/08/95        15,100               0        15,100
C.I.T. GROUP HOLDINGS, INC............................  6.10    06/29/95        25,000               0        25,000
DEUTSCHE BANK FINC'L YCP..............................  5.86    05/01/95             0           5,000         5,000
ELI LILLY & CO........................................  6.20    06/01/95        20,000               0        20,000
FCC NAT'L BANK, DEL (T)...............................  6.02    01/19/96             0          10,000        10,000
FHLB..................................................  6.79    02/15/96             0          10,000        10,000
FIRST NATIONAL BANK CHICAGO...........................  6.31    04/03/95        45,000               0        45,000
FIRST NATIONAL BANK OF BOSTON.........................  6.16    06/26/95        25,000               0        25,000
FNMA DISC NOTE........................................  0.00    07/11/95             0           5,000         5,000
FORD MOTOR CREDIT CORP CP.............................  6.24    04/28/95             0           9,500         9,500
FORD MOTOR CREDIT CORP................................  6.16    09/11/95        40,000               0        40,000
GE CAPITAL CORP CP....................................  6.48    04/13/95             0           5,000         5,000
GECC MTN..............................................  6.55    03/25/96             0           5,000         5,000

                                                                    VALUE AT MARCH 31, 1995
                                                        ------------------------------------------------
                                                             PNC            COMPASS
                                                         MONEY MARKET     CASH RESERVE      PRO-FORMA
                 SECURITY DESCRIPTION                     PORTFOLIO           FUND           COMBINED
------------------------------------------------------  --------------    ------------    --------------
ABN/AMRO CANADA YCP...................................  $           0     $ 9,872,278     $    9,872,278
ABN/AMRO CANADA YCP...................................              0       4,926,056          4,926,056
AMEX BK-FR MTN........................................              0      10,000,000         10,000,000
AMEX BK-FR MTN........................................              0       9,998,356          9,998,356
AMRO N.A. FINANCE, INC................................     29,320,983               0         29,320,983
ASSOCIATES CORP NA (MTN)..............................              0       1,998,240          1,998,240
AT&T CAP CORP (CP)....................................              0       9,996,528          9,996,528
AT&T CORPORATION CP...................................              0       4,962,500          4,962,500
BANK OF TOKYO TORONTO TD..............................              0      10,000,000         10,000,000
BANQUE NATIONAL DE PARIS..............................     25,003,147               0         25,003,147
BANQUE PARIBAS........................................     25,001,574               0         25,001,574
BEAR STEARNS TREASURY RATE NOTE.......................     15,000,000               0         15,000,000
BEAR STEARNS & CO. INC................................     45,000,000               0         45,000,000
BETA FINANCE INC......................................      9,995,292               0          9,995,292
BETA FN 144A MTN LQ...................................              0      11,000,000         11,000,000
BOWATER PLC CP........................................              0       4,965,435          4,965,435
BROADWAY CAPITAL (4-2) CP.............................              0      11,987,400         11,987,400
CIBC NY (YCD).........................................              0      10,000,000         10,000,000
CIESCO L.P............................................     19,874,817               0         19,874,817
COMERICA BANK -- DETROIT..............................     49,973,885               0         49,973,885
CORPORATE RECEIVABLES CORP............................     15,005,331               0         15,005,331
C.I.T. GROUP HOLDINGS, INC............................     24,622,986               0         24,622,986
DEUTSCHE BANK FINC'L YCP..............................              0       4,976,292          4,976,292
ELI LILLY & CO........................................     19,789,889               0         19,789,889
FCC NAT'L BANK, DEL (T)...............................              0      10,000,000         10,000,000
FHLB..................................................              0      10,024,096         10,024,096
FIRST NATIONAL BANK CHICAGO...........................     44,996,240               0         44,996,240
FIRST NATIONAL BANK OF BOSTON.........................     25,000,000               0         25,000,000
FNMA DISC NOTE........................................              0       4,908,679          4,908,679
FORD MOTOR CREDIT CORP CP.............................              0       9,456,324          9,456,324
FORD MOTOR CREDIT CORP................................     38,884,356               0         38,884,356
GE CAPITAL CORP CP....................................              0       4,989,417          4,989,417
GECC MTN..............................................              0       4,997,897          4,997,897

                                                                                            PAR (000)
                                                                            -----------------------------------------
                                                                                PNC           COMPASS
                                                                            MONEY MARKET    CASH RESERVE    PRO-FORMA
                 SECURITY DESCRIPTION                   RATE    MATURITY     PORTFOLIO          FUND        COMBINED
------------------------------------------------------  ----    --------    ------------    ------------    ---------
GECC FR MTN...........................................  6.40%   01/10/96      $      0        $ 10,000       $10,000
GENERAL MOTORS ACCEPTANCE CORP........................  6.08    04/07/95        25,000               0        25,000
GENERAL MOTORS ACCEPTANCE CORP........................  6.10    05/02/95        25,000               0        25,000
GOLDMAN SACHS GROUP L.P...............................  6.44    04/08/95        47,000               0        47,000
GOLDMAN SACHS LIQUID 144A.............................  6.36    04/18/95             0          10,000        10,000
INDUSTRIAL BANK OF JAPAN..............................  6.28    04/28/95        25,000               0        25,000
INT'L LEASE FINANCE YCP...............................  6.52    06/09/95             0          10,000        10,000
INT'L NEDERLANDEN YCP.................................  6.06    04/24/95             0           5,050         5,050
J. P. MORGAN SECURITIES, INC..........................  6.18    04/10/95        55,000               0        55,000
LEHMAN BROTHERS HOLDINGS, INC.........................  6.40    06/07/95        50,000               0        50,000
MCA FUNDING 4-2 LIQ CP................................  6.34    09/12/95             0           8,000         8,000
MCA FUNDING LIQ. 4-2 CP...............................  6.31    08/21/95             0           5,500         5,500
MCA FUNDING LIQ. 4-2 CP...............................  6.61    07/25/95             0           7,300         7,300
MCKENNA TRIANGLE NATIONAL CORP........................  6.30    08/07/95        10,000               0        10,000
MERRILL LYNCH FR MTN Q/L..............................  6.31    02/20/96             0          10,000        10,000
MERRILL LYNCH FR MTN (T)..............................  6.11    03/25/96             0           5,000         5,000
MITSUBISHI INT'L CORP YCP.............................  6.15    06/22/95             0           5,000         5,000
MITSUBISHI INT'L YCP..................................  6.10    05/15/95             0           5,000         5,000
MORGAN STANLEY GROUP..................................  6.22    08/21/95        15,000               0        15,000
MORGAN STANLEY GROUP..................................  6.23    07/19/95        15,000               0        15,000
MORGAN STANLEY GROUP MTN C............................  5.92    04/04/95        30,000               0        30,000
MORGAN STANLEY & CO. REPURCHASE AGREEMENT.............  6.40    04/03/95        95,000               0        95,000
NAT WEST PLC NY YCD...................................  6.08    04/14/95             0           5,000         5,000
NATIONAL CITY CORP....................................  6.07    06/27/95        20,000               0        20,000
NATIONSBANK NORTH CAROLINA............................  5.35    06/07/95         5,000               0         5,000
NATIONSBANK N.C.......................................  5.65    07/21/95             0          10,000        10,000
NEW SO WALES TSY CORP YCP.............................  6.16    06/30/95             0           5,000         5,000
NEW SO WALES TSY CORP YCP.............................  6.17    06/07/95             0          10,000        10,000
NEWELL CO.............................................  0.15    04/27/95        25,000               0        25,000
NORTHERN TRUST BANK...................................  5.25    06/16/95        10,000               0        10,000
PEOPLE'S SEC. GIC.....................................  6.26    05/01/69             0          10,000        10,000
PHH CORP..............................................  6.04    04/04/95        12,000               0        12,000
PNC BANK NA FRN.......................................  5.92    04/21/95             0          10,000        10,000
QUEENSLAND ALUMINA YCP................................  6.05    04/27/95             0           5,144         5,144
QUEENSLAND ALUMINA YCP................................  6.23    04/17/95             0          10,000        10,000
ROCKWELL INTERNATIONAL CORP...........................  6.15    09/06/95        25,000               0        25,000
SANWA BANK NY (YCD)...................................  6.09    04/07/95             0           5,000         5,000
SANWA BANK, NY YCD....................................  6.08    04/28/95             0           5,000         5,000
SANWA BANK, NY (YCD)..................................  6.13    05/15/95             0          10,000        10,000
SANWA BUSINESS CREDIT CORP............................  6.16    04/27/95        20,000               0        20,000

                                                                    VALUE AT MARCH 31, 1995
                                                        ------------------------------------------------
                                                             PNC            COMPASS
                                                         MONEY MARKET     CASH RESERVE      PRO-FORMA
                 SECURITY DESCRIPTION                     PORTFOLIO           FUND           COMBINED
------------------------------------------------------  --------------    ------------    --------------
GECC FR MTN...........................................  $           0     $ 9,998,372     $    9,998,372
GENERAL MOTORS ACCEPTANCE CORP........................     24,932,444               0         24,932,444
GENERAL MOTORS ACCEPTANCE CORP........................     24,868,681               0         24,868,681
GOLDMAN SACHS GROUP L.P...............................     47,000,000               0         47,000,000
GOLDMAN SACHS LIQUID 144A.............................              0      10,000,000         10,000,000
INDUSTRIAL BANK OF JAPAN..............................     25,000,185               0         25,000,185
INT'L LEASE FINANCE YCP...............................              0       9,878,292          9,878,292
INT'L NEDERLANDEN YCP.................................              0       5,030,642          5,030,642
J. P. MORGAN SECURITIES, INC..........................     55,000,000               0         55,000,000
LEHMAN BROTHERS HOLDINGS, INC.........................     50,000,000               0         50,000,000
MCA FUNDING 4-2 LIQ CP................................              0       7,775,867          7,775,867
MCA FUNDING LIQ. 4-2 CP...............................              0       5,367,230          5,367,230
MCA FUNDING LIQ. 4-2 CP...............................              0       7,150,756          7,150,756
MCKENNA TRIANGLE NATIONAL CORP........................      9,776,000               0          9,776,000
MERRILL LYNCH FR MTN Q/L..............................              0      10,001,001         10,001,001
MERRILL LYNCH FR MTN (T)..............................              0       5,000,000          5,000,000
MITSUBISHI INT'L CORP YCP.............................              0       4,931,097          4,931,097
MITSUBISHI INT'L YCP..................................              0       4,963,028          4,963,028
MORGAN STANLEY GROUP..................................     14,631,983               0         14,631,983
MORGAN STANLEY GROUP..................................     15,000,000               0         15,000,000
MORGAN STANLEY GROUP MTN C............................     29,999,663               0         29,999,663
MORGAN STANLEY & CO. REPURCHASE AGREEMENT.............     95,000,000               0         95,000,000
NAT WEST PLC NY YCD...................................              0       5,000,027          5,000,027
NATIONAL CITY CORP....................................     19,706,617               0         19,706,617
NATIONSBANK NORTH CAROLINA............................      4,999,958               0          4,999,958
NATIONSBANK N.C.......................................              0       9,987,123          9,987,123
NEW SO WALES TSY CORP YCP.............................              0       4,924,500          4,924,500
NEW SO WALES TSY CORP YCP.............................              0       9,886,844          9,886,844
NEWELL CO.............................................     24,888,958               0         24,888,958
NORTHERN TRUST BANK...................................      9,998,605               0          9,998,605
PEOPLE'S SEC. GIC.....................................              0      10,000,000         10,000,000
PHH CORP..............................................     12,000,000               0         12,000,000
PNC BANK NA FRN.......................................              0       9,999,738          9,999,738
QUEENSLAND ALUMINA YCP................................              0       5,121,709          5,121,709
QUEENSLAND ALUMINA YCP................................              0       9,972,778          9,972,778
ROCKWELL INTERNATIONAL CORP...........................     24,325,208               0         24,325,208
SANWA BANK NY (YCD)...................................              0       5,000,028          5,000,028
SANWA BANK, NY YCD....................................              0       5,000,075          5,000,075
SANWA BANK, NY (YCD)..................................              0      10,000,217         10,000,217
SANWA BUSINESS CREDIT CORP............................     19,911,022               0         19,911,022

                                                                                            PAR (000)
                                                                            -----------------------------------------
                                                                                PNC           COMPASS
                                                                            MONEY MARKET    CASH RESERVE    PRO-FORMA
                 SECURITY DESCRIPTION                   RATE    MATURITY     PORTFOLIO          FUND        COMBINED
------------------------------------------------------  ----    --------    ------------    ------------    ---------
SEARS ROEBUCK ACCEPTANCE CORP.........................  6.24%   06/05/95      $ 25,000        $      0       $25,000
SEARS ROEBUCK ACCEPTANCE CORP.........................  6.27    04/10/95        30,000               0        30,000
SMALL BUS ADMIN ABS (M/P).............................  7.50    04/01/05             0           7,831         7,831
SOCIETE GENERALE......................................  6.06    05/01/95        25,000               0        25,000
SOCIETY NATIONAL BANK.................................  6.44    04/04/95        50,000               0        50,000
SOUTH AUSTRALIAN GOV'T CP.............................  6.93    07/03/95             0          11,000        11,000
SOUTHLAND CORP. CP....................................  6.20    05/10/95             0           5,000         5,000
SOUTHTRUST BK OF AL...................................  6.13    05/03/95             0          10,000        10,000
STEERS................................................  6.25    11/18/95             0           5,000         5,000
SLMA FLOATING RATE NOTES..............................  5.48    07/01/96             0           5,000         5,000
SLMA FLOATING RATE NOTES..............................  5.32    06/30/95             0           5,000         5,000
SLMA FLOATING RATE NOTES..............................  5.97    04/04/95        25,000               0        25,000
SLMA FLOATING RATE NOTES..............................  6.01    04/04/95        20,000               0        20,000
SLMA FLOATING RATE NOTES..............................  6.02    04/04/95        21,000               0        21,000
SLMA FLOATING RATE NOTES..............................  6.03    04/04/95        15,000               0        15,000
SUMITOMO BANK.........................................  6.27    04/28/95        30,000               0        30,000
SUMITOMO BANK.........................................  6.18    06/30/95        25,000               0        25,000
SVENSKA HANDELSBANKEN INC.............................  6.25    04/28/95        25,000               0        25,000
TASMANIAN PUB FIN YCP.................................  6.15    06/05/95             0           5,000         5,000
TORONTO DOMININ HOLDINGS..............................  5.73%   05/02/95      $ 15,000        $      0       $15,000
TOYOTA MOTOR CREDIT YCP...............................  6.23    04/03/95             0           5,000         5,000
WESTDEUTSCHE LANDESBANK...............................  6.12    06/01/95             0          10,000        10,000
WESTDEUTSCHE LANDESBANK...............................  6.63    03/01/96             0           7,000         7,000
TRI PARTY REPO (CHEM).................................  6.40                         0          25,309        25,309
TRI PARTY REPO (CR)...................................  6.56                         0          20,000        20,000
INFINITY CASH RESERVE -- PRIME........................                           7,115               0         7,115

                                                                    VALUE AT MARCH 31, 1995
                                                        ------------------------------------------------
                                                             PNC            COMPASS
                                                         MONEY MARKET     CASH RESERVE      PRO-FORMA
                 SECURITY DESCRIPTION                     PORTFOLIO           FUND           COMBINED
------------------------------------------------------  --------------    ------------    --------------
SEARS ROEBUCK ACCEPTANCE CORP.........................   $  24,718,333     $         0     $   24,718,333
SEARS ROEBUCK ACCEPTANCE CORP.........................      29,952,975               0         29,952,975
SMALL BUS ADMIN ABS (M/P).............................               0       8,016,697          8,016,697
SOCIETE GENERALE......................................      25,000,207               0         25,000,207
SOCIETY NATIONAL BANK.................................      50,000,000               0         50,000,000
SOUTH AUSTRALIAN GOV'T CP.............................               0      10,809,608         10,809,608
SOUTHLAND CORP. CP....................................               0       4,966,958          4,966,958
SOUTHTRUST BK OF AL...................................               0       9,999,800          9,999,800
STEERS................................................               0       5,000,000          5,000,000
SLMA FLOATING RATE NOTES..............................               0       5,000,000          5,000,000
SLMA FLOATING RATE NOTES..............................               0       5,000,000          5,000,000
SLMA FLOATING RATE NOTES..............................      25,000,000               0         25,000,000
SLMA FLOATING RATE NOTES..............................      20,000,000               0         20,000,000
SLMA FLOATING RATE NOTES..............................      20,996,046               0         20,996,046
SLMA FLOATING RATE NOTES..............................      14,992,363               0         14,992,363
SUMITOMO BANK.........................................      30,000,000               0         30,000,000
SUMITOMO BANK.........................................      25,000,000               0         25,000,000
SVENSKA HANDELSBANKEN INC.............................      25,000,000               0         25,000,000
TASMANIAN PUB FIN YCP.................................               0       4,945,382          4,945,382
TORONTO DOMININ HOLDINGS..............................   $  14,925,988     $         0     $   14,925,988
TOYOTA MOTOR CREDIT YCP...............................               0       4,998,306          4,998,306
WESTDEUTSCHE LANDESBANK...............................               0      10,000,000         10,000,000
WESTDEUTSCHE LANDESBANK...............................               0       7,001,038          7,001,038
TRI PARTY REPO (CHEM).................................               0      25,309,000         25,309,000
TRI PARTY REPO (CR)...................................               0      20,000,000         20,000,000
INFINITY CASH RESERVE -- PRIME........................       7,115,490               0          7,115,490
                                                        --------------    ------------     --------------
TOTAL INVESTMENTS.....................................  $1,207,209,226    $435,095,609     $1,642,304,835
                                                        ==============    ============     ==============

            See Accompanying Notes to Pro-Forma Financial Statements

                     PNC GOVERNMENT MONEY MARKET PORTFOLIO
                           COMPASS U.S. TREASURY FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                         PAR (000)
                                                                         ------------------------------------------
                                                                             PNC
                                                                          GOVERNMENT
                                                                         MONEY MARKET    COMPASS U.S.     PRO-FORMA
                                                     RATE    MATURITY     PORTFOLIO      TREASURY FUND    COMBINED
                                                     ----    --------    ------------    -------------    ---------
FFCB...............................................  5.84%   06/01/95      $ 12,000         $     0        $12,000
FFCB...............................................  6.20    04/07/95        10,000               0         10,000
FFCB...............................................  6.20    09/18/95        10,000               0         10,000
FHLB...............................................  5.57    04/19/95        13,000               0         13,000
FHLB...............................................  5.97    07/03/95        12,360               0         12,360
FHLB...............................................  6.00    04/28/95        20,000               0         20,000
FHLB...............................................  6.06    04/28/95        15,000               0         15,000
FHLB...............................................  6.79    02/15/96        10,000               0         10,000
FHLB VARIABLE RATE BOND............................  6.09    06/02/95        10,000               0         10,000
FHLB VARIABLE RATE BOND............................  6.50    04/03/95        25,000               0         25,000
FHLMC..............................................  5.90    04/03/95        55,000               0         55,000
FHLMC..............................................  5.90    04/04/95        50,000               0         50,000
FHLMC..............................................  6.00    04/03/95         6,090               0          6,090
FNMA...............................................  5.95    06/26/95        20,000               0         20,000
FNMA...............................................  5.97    06/20/95        25,000               0         25,000
FNMA...............................................  6.02    06/12/95        25,000               0         25,000
FNMA...............................................  6.41    06/12/95        28,000               0         28,000
FNMA VARIABLE RATE NOTES...........................  6.07    04/04/95        20,000               0         20,000
FNMA VARIABLE RATE NOTES...........................  6.16    04/03/95        25,000               0         25,000
FIRST BOSTON CORPORATION REPO......................  6.03    04/10/95        50,000               0         50,000
LEHMAN GOVERNMENT SECURITIES REPO..................  6.50    04/03/95        36,900               0         36,900
MORGAN STANLEY & CO. REPURCHASE AGREEMENT..........  6.40    04/03/95        75,000               0         75,000
SLMA VARIABLE RATE NOTES...........................  6.00    04/04/95         5,000               0          5,000
SLMA VARIABLE RATE NOTES...........................  6.01    04/04/95        10,000               0         10,000
SLMA VARIABLE RATE NOTES...........................  6.02    04/04/95         6,000               0          6,000
SLMA VARIABLE RATE NOTES...........................  6.04    04/04/95         5,000               0          5,000
SLMA VARIABLE RATE NOTES...........................  6.12    04/04/95         5,500               0          5,500
SLMA VARIABLE RATE NOTES...........................  6.17    04/04/95        20,600               0         20,600
SLMA VARIABLE RATE NOTES...........................  6.20    04/04/95         4,000               0          4,000
SLMA VARIABLE RATE NOTES...........................  6.25    04/04/95         5,825               0          5,825
TENNESSEE VALLEY AUTHORITY.........................  5.92    04/06/95        25,000               0         25,000


                                                                VALUE AT MARCH 31, 1995
                                                     ---------------------------------------------
                                                         PNC
                                                      GOVERNMENT
                                                     MONEY MARKET   COMPASS U.S.       PRO-FORMA
                                                      PORTFOLIO     TREASURY FUND       COMBINED
                                                     ------------   -------------     ------------
FFCB...............................................  $11,910,453     $         0      $ 11,910,453
FFCB...............................................   10,000,000               0        10,000,000
FFCB...............................................   10,000,000               0        10,000,000
FHLB...............................................   12,963,795               0        12,963,795
FHLB...............................................   12,169,378               0        12,169,378
FHLB...............................................   19,910,000               0        19,910,000
FHLB...............................................   14,931,825               0        14,931,825
FHLB...............................................   10,009,104               0        10,009,104
FHLB VARIABLE RATE BOND............................    9,994,132               0         9,994,132
FHLB VARIABLE RATE BOND............................   24,995,004               0        24,995,004
FHLMC..............................................   54,981,972               0        54,981,972
FHLMC..............................................   49,975,417               0        49,975,417
FHLMC..............................................    6,087,970               0         6,087,970
FNMA...............................................   19,715,722               0        19,715,722
FNMA...............................................   24,668,333               0        24,668,333
FNMA...............................................   19,759,200               0        19,759,200
FNMA...............................................   16,782,060               0        16,782,060
FNMA VARIABLE RATE NOTES...........................   20,000,000               0        20,000,000
FNMA VARIABLE RATE NOTES...........................   25,000,000               0        25,000,000
FIRST BOSTON CORPORATION REPO......................   50,000,000               0        50,000,000
LEHMAN GOVERNMENT SECURITIES REPO..................   36,900,000               0        36,900,000
MORGAN STANLEY & CO. REPURCHASE AGREEMENT..........   75,000,000               0        75,000,000
SLMA VARIABLE RATE NOTES...........................    5,000,000               0         5,000,000
SLMA VARIABLE RATE NOTES...........................    9,997,551               0         9,997,551
SLMA VARIABLE RATE NOTES...........................    6,000,000               0         6,000,000
SLMA VARIABLE RATE NOTES...........................    5,001,926               0         5,001,926
SLMA VARIABLE RATE NOTES...........................    5,500,950               0         5,500,950
SLMA VARIABLE RATE NOTES...........................   20,654,204               0        20,654,204
SLMA VARIABLE RATE NOTES...........................    4,009,358               0         4,009,358
SLMA VARIABLE RATE NOTES...........................    5,852,449               0         5,852,449
TENNESSEE VALLEY AUTHORITY.........................   24,979,444               0        24,979,444

                                                                                         PAR (000)
                                                                         ------------------------------------------
                                                                             PNC
                                                                          GOVERNMENT
                                                                         MONEY MARKET    COMPASS U.S.     PRO-FORMA
                                                     RATE    MATURITY     PORTFOLIO      TREASURY FUND    COMBINED
                                                     ----    --------    ------------    -------------    ---------
TRI PARTY REPO (BONY TSY)..........................  6.30%                 $      0         $85,000        $     0
TRI PARTY REPO (CHEM TSY)..........................  6.05                         0          34,573              0
TRI PARTY REPO (TR)................................  6.56                         0          80,000              0
U.S. TREASURY BILL.................................  0.00    04/13/95             0          25,000              0
U.S. TREASURY BILL.................................  0.00    04/20/95             0          15,000              0
U.S. TREASURY BILL.................................  0.00    05/11/95             0          20,000              0
U.S. TREASURY BILL.................................  0.00    08/24/95             0          30,000              0
U.S. TREASURY NOTE.................................  3.88    08/31/95             0          20,000              0
U.S. TREASURY NOTE.................................  4.25    07/31/95             0          15,000              0
U.S. TREASURY NOTE.................................  4.63    08/15/95             0          25,000              0



                                                              VALUE AT MARCH 31, 1995
                                                     -------------------------------------------
                                                         PNC
                                                      GOVERNMENT
                                                     MONEY MARKET  COMPASS U.S.       PRO-FORMA
                                                      PORTFOLIO    TREASURY FUND       COMBINED
                                                     ------------  -------------     ------------
TRI PARTY REPO (BONY TSY)..........................  $          0  $ 85,000,000      $ 85,000,000
TRI PARTY REPO (CHEM TSY)..........................             0    34,573,000        34,573,000
TRI PARTY REPO (TR)................................             0    80,000,000        80,000,000
U.S. TREASURY BILL.................................             0    24,952,417        24,952,417
U.S. TREASURY BILL.................................             0    14,957,329        14,957,329
U.S. TREASURY BILL.................................             0    19,871,111        19,871,111
U.S. TREASURY BILL.................................             0    29,282,854        29,282,854
U.S. TREASURY NOTE.................................             0    19,814,225        19,814,225
U.S. TREASURY NOTE.................................             0    14,906,433        14,906,433
U.S. TREASURY NOTE.................................             0    24,831,588        24,831,588
                                                     ------------  ------------      ------------
TOTAL INVESTMENTS..................................  $622,750,248  $348,188,958      $970,939,206
                                                     ============  ============      ============

            See Accompanying Notes to Pro-Forma Financial Statements

                         PNC TAX-FREE INCOME PORTFOLIO
                          COMPASS MUNICIPAL BOND FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                    PAR (000)
                                                                                        ----------------------------------
                                                                                          PNC
                                                                                        TAX-FREE     COMPASS
                                                                                         INCOME     MUNICIPAL    PRO-FORMA
                                                                    RATE    MATURITY    PORTFOLIO   BOND FUND    COMBINED
                                                                    ----    --------    --------    ---------    ---------
ALLEGHENY CNTY HOSP, PA...........................................  7.00%   07/01/06      $  0       $   500      $   500
ATLANTA, GA (GO)..................................................  6.13    12/01/23         0           500          500
AZUSA CA UNI SCH DIST.............................................  5.10    05/01/07         0           830          830
BALTIMORE PORT FACILITY INDUSTRIAL RB.............................  6.50    10/01/11       100             0          100
BURLINGTON, VT (RB)...............................................  6.88    07/01/12         0         1,000        1,000
CENTRAL BUCKS SCH, PA GO..........................................  5.30    05/15/11         0           200          200
CHICAGO, IL.......................................................  7.60    06/01/02         0           250          250
COLUMBUS OHIO.....................................................  6.63    09/15/01         0           265          265
DIST OF COLUMBIA (PRF)............................................  7.60    06/01/01         0           450          450
FLORIDA DEPARTMENT OF TRANSPORTATION..............................  6.25    07/01/07       400             0          400
GEORGIA GENERAL OBLIGATION BONDS SERIES 1992B.....................  6.30    03/01/10       310             0          310
GEORGIA MUNICIPAL ELECTRIC AUTHORITY..............................  6.13    01/01/14       400             0          400
GWINNETT COUNTY GENERAL OBLIGATION BONDS..........................  6.00    01/01/10       400             0          400
HAMPTON GENERAL OBLIGATION BONDS SERIES 1995......................  6.00    01/15/08       400             0          400
HARRIS COUNTY (GO)................................................  7.00    08/01/09         0           500          500
HAWAII STATE (PRF)................................................  7.00    06/01/05         0         1,000        1,000
HONOLULU, HI (PRF)................................................  7.15    06/01/08         0         1,000        1,000
ILL EDUC FAC AUTH.................................................  5.60    07/01/17         0         1,260        1,260
ILL EDUC FAC AUTH (MP)............................................  8.63    09/01/11         0           560          560
JEFFERSON CNTY, KY................................................  5.65    08/15/03         0           500          500
JEFFERSON COUNTY SCHOOL DISTRICT..................................  6.00    12/15/12       300             0          300
JOHNSON COUNTY GENERAL OBLIGATION.................................  6.00    09/01/07       400             0          400
KANE CNTY ILL.....................................................  5.30    12/01/09         0         1,000        1,000
KANSAS DEPARTMENT OF TRANSPORTATION...............................  6.13    09/01/10       500             0          500
KANSAS DEPARTMENT OF TRANSPORTATION...............................  6.00    09/01/12       400             0          400
LOUISIANA HOUSING FINANCE AUTHORITY...............................  9.38    02/01/15        15             0           15
LOUISVILLE KENTUCKY WATER SUPPLY REVENUE BONDS....................  6.00    11/15/14       400             0          400
MARYLAND HEALTH & HIGHER EDUCATION AUTHORITY......................  5.60    07/01/09       300             0          300
MICH MUN BD AUTH..................................................  5.40    10/01/14         0         1,015        1,015
MILWAUKEE, WI (GO)................................................  6.13    10/01/03         0           250          250
MINNESOTA STATE...................................................  5.00    08/01/05         0         1,000        1,000
NEBRASKA STATE....................................................  6.00    01/01/08         0           500          500

                                                                             VALUE AT MARCH 31, 1995
                                                                    ------------------------------------------
                                                                       PNC
                                                                     TAX-FREE        COMPASS
                                                                      INCOME        MUNICIPAL       PRO-FORMA
                                                                    PORTFOLIO       BOND FUND       COMBINED
                                                                    ----------     -----------     -----------
ALLEGHENY CNTY HOSP, PA...........................................  $        0     $   528,125     $   528,125
ATLANTA, GA (GO)..................................................           0         502,500         502,500
AZUSA CA UNI SCH DIST.............................................           0         790,575         790,575
BALTIMORE PORT FACILITY INDUSTRIAL RB.............................     104,375               0         104,375
BURLINGTON, VT (RB)...............................................           0       1,046,250       1,046,250
CENTRAL BUCKS SCH, PA GO..........................................           0         189,250         189,250
CHICAGO, IL.......................................................           0         262,500         262,500
COLUMBUS OHIO.....................................................           0         287,194         287,194
DIST OF COLUMBIA (PRF)............................................           0         492,750         492,750
FLORIDA DEPARTMENT OF TRANSPORTATION..............................     417,500               0         417,500
GEORGIA GENERAL OBLIGATION BONDS SERIES 1992B.....................     334,025               0         334,025
GEORGIA MUNICIPAL ELECTRIC AUTHORITY..............................     402,000               0         402,000
GWINNETT COUNTY GENERAL OBLIGATION BONDS..........................     406,000               0         406,000
HAMPTON GENERAL OBLIGATION BONDS SERIES 1995......................     414,500               0         414,500
HARRIS COUNTY (GO)................................................           0         542,500         542,500
HAWAII STATE (PRF)................................................           0       1,087,500       1,087,500
HONOLULU, HI (PRF)................................................           0       1,101,250       1,101,250
ILL EDUC FAC AUTH.................................................           0       1,184,400       1,184,400
ILL EDUC FAC AUTH (MP)............................................           0         605,500         605,500
JEFFERSON CNTY, KY................................................           0         508,750         508,750
JEFFERSON COUNTY SCHOOL DISTRICT..................................     302,250               0         302,250
JOHNSON COUNTY GENERAL OBLIGATION.................................     410,000               0         410,000
KANE CNTY ILL.....................................................           0         986,250         986,250
KANSAS DEPARTMENT OF TRANSPORTATION...............................     523,125               0         523,125
KANSAS DEPARTMENT OF TRANSPORTATION...............................     403,500               0         403,500
LOUISIANA HOUSING FINANCE AUTHORITY...............................      15,525               0          15,525
LOUISVILLE KENTUCKY WATER SUPPLY REVENUE BONDS....................     402,500               0         402,500
MARYLAND HEALTH & HIGHER EDUCATION AUTHORITY......................     295,125               0         295,125
MICH MUN BD AUTH..................................................           0         933,800         933,800
MILWAUKEE, WI (GO)................................................           0         261,250         261,250
MINNESOTA STATE...................................................           0         980,000         980,000
NEBRASKA STATE....................................................           0         504,375         504,375

                                                                                                    PAR (000)
                                                                                        ----------------------------------
                                                                                          PNC
                                                                                        TAX-FREE     COMPASS
                                                                                         INCOME     MUNICIPAL    PRO-FORMA
                                                                    RATE    MATURITY    PORTFOLIO   BOND FUND    COMBINED
                                                                    ----    --------    --------    ---------    ---------
NEW HAMPSHIRE ST TPKE.............................................  7.00%   11/01/06      $  0       $   500      $   500
NEW JERSEY TURNPIKE AUTHORITY REVENUE BONDS.......................  6.50    01/01/16       100             0          100
NEW MEXICO STATE UNIVERSITY REVENUE BONDS.........................  5.70    04/01/09       500             0          500
NEW YORK CITY GENERAL OBLIGATION BONDS............................  4.30    10/01/22       500             0          500
NORTH CAROLINA MUNICIPAL POWER AGENCY.............................  6.00    01/01/10       300             0          300
N.J. HEALTH CARE..................................................  6.25    07/01/16         0           500          500
OCEAN COUNTY, NJ..................................................  5.13    07/01/06         0           300          300
OHIO ST WTR DEV AUTH..............................................  6.00    12/01/08         0         1,000        1,000
OHIO STATE UNIVERSITY REVENUE BONDS...............................  5.75    12/01/09       500             0          500
OHIO WATER DEVELOPMENT AUTHORITY..................................  5.65    12/01/05       300             0          300
OMAHA PUBLIC POWER DISTRICT REVENUE BONDS.........................  5.50    02/01/07       300             0          300
PA ST PUB SCHL BLDG AUTH..........................................  6.25    01/01/07         0           500          500
PA STATE HIGH EDU FACS RB.........................................  9.10    07/01/01         0           200          200
PA STATE HIGHER EDUC AUTH.........................................  6.80%   12/01/00         0           630          630
PALM BEACH, FL....................................................  8.63    07/01/04         0           500          500
PHOENIX GENERAL OBLIGATION BONDS SERIES 1992......................  6.38    07/01/13       200             0          200
PIEDMONT MUN PWR AGY..............................................  6.25    01/01/09         0           500          500
PIEDMONT MUN PWR AGY..............................................  6.25    01/01/18         0           500          500
PORT OF SEATTLE, WA...............................................  6.25    11/01/10         0           500          500
PORTLAND SEWER SYSTEM REVENUE BONDS...............................  6.00    10/01/12       300             0          300
PUERTO RICO TEL (RB)..............................................  5.25    11/01/05         0           500          500
RICHMOND GENERAL OBLIGATION BONDS.................................  5.50    01/15/13       400             0          400
SABINE RIVER AUTHORITY POLLUTION CONTROL..........................  8.20    07/01/14        85             0           85
SALT LAKE CITY HOSPITAL REVENUE BONDS.............................  8.13    05/15/15       100             0          100
SALT LAKE CITY UTAH...............................................  5.40    02/01/03         0           500          500
SALT RIVER PROJECT (RB)...........................................  5.30    01/01/03         0           500          500
SAN ANTONIO GENERAL OBLIGATION BONDS SERIES 1992..................  5.75    08/01/13       450             0          450
SCHUYLKILL CO, PA (PRF)...........................................  6.95    06/01/04         0           500          500
SCOTTSDALE AZ MN PTY CORP.........................................  6.25    11/01/10         0           500          500
SOLANCO SCH DIST, PA (GO).........................................  6.30    02/15/14         0           100          100
SOUTH CAROLINA PUBLIC SERVICE AUTHORITY...........................  6.50    07/01/14       100             0          100
SOUTH DAKOTA ST BLDG LSE..........................................  6.38    09/01/05         0           500          500
SOUTHERN CALIF PWR AUTH...........................................  5.38    01/01/10         0         1,000        1,000
SPARTANBURG WATER WORKS IMPROVEMENT...............................  6.20    06/01/09       300             0          300
TENNESSEE STATE (GO)..............................................  6.85    06/01/10         0         1,000        1,000
UNIVERSITY OF DELAWARE HOUSING BONDS..............................  5.50    11/01/15       250             0          250
UNIVERSITY OF TEXAS...............................................  7.00    08/15/07         0           500          500
UNIV. OF PUERTO RICO..............................................  7.75    06/01/07         0           100          100
VERMONT STATE (PRF)...............................................  6.75    02/01/08         0         1,000        1,000
VIRGINIA HSG DEV AUTH AMT.........................................  6.70    07/01/05         0           500          500

                                                                             VALUE AT MARCH 31, 1995
                                                                    ------------------------------------------
                                                                       PNC
                                                                     TAX-FREE        COMPASS
                                                                      INCOME        MUNICIPAL       PRO-FORMA
                                                                    PORTFOLIO       BOND FUND       COMBINED
                                                                    ----------     -----------     -----------
NEW HAMPSHIRE ST TPKE.............................................  $        0     $   565,000     $   565,000
NEW JERSEY TURNPIKE AUTHORITY REVENUE BONDS.......................     107,250               0         107,250
NEW MEXICO STATE UNIVERSITY REVENUE BONDS.........................     498,750               0         498,750
NEW YORK CITY GENERAL OBLIGATION BONDS............................     500,000               0         500,000
NORTH CAROLINA MUNICIPAL POWER AGENCY.............................     306,000               0         306,000
N.J. HEALTH CARE..................................................           0         511,250         511,250
OCEAN COUNTY, NJ..................................................           0         289,875         289,875
OHIO ST WTR DEV AUTH..............................................           0       1,020,000       1,020,000
OHIO STATE UNIVERSITY REVENUE BONDS...............................     490,625               0         490,625
OHIO WATER DEVELOPMENT AUTHORITY..................................     305,250               0         305,250
OMAHA PUBLIC POWER DISTRICT REVENUE BONDS.........................     294,375               0         294,375
PA ST PUB SCHL BLDG AUTH..........................................           0         521,250         521,250
PA STATE HIGH EDU FACS RB.........................................           0         208,500         208,500
PA STATE HIGHER EDUC AUTH.........................................           0         661,500         661,500
PALM BEACH, FL....................................................           0         552,500         552,500
PHOENIX GENERAL OBLIGATION BONDS SERIES 1992......................     206,250               0         206,250
PIEDMONT MUN PWR AGY..............................................           0         528,125         528,125
PIEDMONT MUN PWR AGY..............................................           0         505,625         505,625
PORT OF SEATTLE, WA...............................................           0         513,125         513,125
PORTLAND SEWER SYSTEM REVENUE BONDS...............................     308,625               0         308,625
PUERTO RICO TEL (RB)..............................................           0         496,875         496,875
RICHMOND GENERAL OBLIGATION BONDS.................................     375,500               0         375,500
SABINE RIVER AUTHORITY POLLUTION CONTROL..........................      89,994               0          89,994
SALT LAKE CITY HOSPITAL REVENUE BONDS.............................     110,750               0         110,750
SALT LAKE CITY UTAH...............................................           0         489,375         489,375
SALT RIVER PROJECT (RB)...........................................           0         503,750         503,750
SAN ANTONIO GENERAL OBLIGATION BONDS SERIES 1992..................     444,938               0         444,938
SCHUYLKILL CO, PA (PRF)...........................................           0         546,875         546,875
SCOTTSDALE AZ MN PTY CORP.........................................           0         510,000         510,000
SOLANCO SCH DIST, PA (GO).........................................           0         506,875         506,875
SOUTH CAROLINA PUBLIC SERVICE AUTHORITY...........................     103,500               0         103,500
SOUTH DAKOTA ST BLDG LSE..........................................           0         531,875         531,875
SOUTHERN CALIF PWR AUTH...........................................           0         951,250         951,250
SPARTANBURG WATER WORKS IMPROVEMENT...............................     307,500               0         307,500
TENNESSEE STATE (GO)..............................................           0       1,076,250       1,076,250
UNIVERSITY OF DELAWARE HOUSING BONDS..............................     241,875               0         241,875
UNIVERSITY OF TEXAS...............................................           0         547,500         547,500
UNIV. OF PUERTO RICO..............................................           0         105,125         105,125
VERMONT STATE (PRF)...............................................           0       1,087,500       1,087,500
VIRGINIA HSG DEV AUTH AMT.........................................           0         518,750         518,750

                                                                                                    PAR (000)
                                                                                        ----------------------------------
                                                                                          PNC
                                                                                        TAX-FREE     COMPASS
                                                                                         INCOME     MUNICIPAL    PRO-FORMA
                                                                    RATE    MATURITY    PORTFOLIO   BOND FUND    COMBINED
                                                                    ----    --------    --------    ---------    ---------
VIRGINIA TRANSPORTATION BOARD REVENUE BONDS.......................  5.25%   05/15/12      $400       $     0      $   400
WARREN HILLS, NJ (PN).............................................  4.90    12/15/04         0           710          710
WASHINGTON CTY (GO)...............................................  6.00    06/01/05         0           500          500
WESTMORELAND CO., PA (GO).........................................  6.05    06/01/97         0           250          250
WINNEBAGO & BOONE CNTY IL.........................................  5.90    02/01/05         0           500          500
SMITH BARNEY TAX-FREE MONEY MARKET FUND...........................                         352             0          352

                                                                             VALUE AT MARCH 31, 1995
                                                                    ------------------------------------------
                                                                       PNC
                                                                     TAX-FREE        COMPASS
                                                                      INCOME        MUNICIPAL       PRO-FORMA
                                                                    PORTFOLIO       BOND FUND       COMBINED
                                                                    ----------     -----------     -----------
VIRGINIA TRANSPORTATION BOARD REVENUE BONDS.......................  $  374,000     $         0     $   374,000
WARREN HILLS, NJ (PN).............................................           0         677,163         677,163
WASHINGTON CTY (GO)...............................................           0         526,875         526,875
WESTMORELAND CO., PA (GO).........................................           0         254,688         254,688
WINNEBAGO & BOONE CNTY IL.........................................           0         513,750         513,750
SMITH BARNEY TAX-FREE MONEY MARKET FUND...........................     351,968               0         351,968
                                                                    ----------     -----------     -----------
TOTAL INVESTMENTS.................................................  $9,847,574     $28,515,944     $38,363,518
                                                                    ==========     ===========     ===========

            See Accompanying Notes to Pro-Forma Financial Statements

                   PNC PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                    COMPASS PENNSYLVANIA MUNICIPAL BOND FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                   PAR (000)
                                                                                   ------------------------------------------
                                                                                       PNC
                                                                                   PENNSYLVANIA      COMPASS
                                                                                     TAX-FREE      PENNSYLVANIA
                                                                                      INCOME        MUNICIPAL      PRO-FORMA
                                                               RATE    MATURITY     PORTFOLIO       BOND FUND       COMBINED
                                                               ----    --------    ------------    ------------    ----------
ALLEGHENY COUNTY GENERAL OBLIGATION BONDS....................  6.20%   09/01/01     $      250         $  0        $     250
ALLEGHENY COUNTY GENERAL OBLIGATION BONDS....................  5.00    10/01/10          1,000            0            1,000
ALLEGHENY COUNTY HOSPITAL DEVELOPMENT........................  6.35    04/01/00            300            0              300
ALLEGHENY COUNTY HOSPITAL DEVELOPMENT........................  7.38    04/01/15            750            0              750
ALLEGHENY COUNTY RESIDENTIAL FINANCE.........................  6.20    05/01/17            400            0              400
ALLEGHENY COUNTY, PA GO......................................  5.00    10/01/10              0          500              500
ALLEGHENY COUNTY, PA GO......................................  5.90    05/01/07              0          500              500
BEAVER COUNTY, PA (RB).......................................  6.60    09/01/10              0          500              500
BERKS COUNTY GENERAL OBLIGATION BONDS........................  5.75    11/15/12            300            0              300
BERKS COUNTY, PA (GO)........................................  5.00    05/15/10              0          500              500
BRISTOL TOWNSHIP SCHOOL DISTRICT.............................  5.10    02/15/08          1,000            0            1,000
BRISTOL TWP., PA (GO)........................................  5.00    02/15/07              0          500              500
CAMBRIA COUNTY UNLIMITED TAX GO..............................  8.25    06/01/00            600            0              600
CENTRAL BUCKS SCHOOL DISTRICT................................  5.15    05/15/08          1,015            0            1,015
CENTRAL BUCKS SCH, PA GO.....................................  5.30    05/15/11              0          300              300
CENTRE COUNTY GENERAL OBLIGATION.............................  5.30    07/01/18            530            0              530
CHARLEROI SCHOOL DISTRICT REVENUE BONDS......................  5.75    11/15/13            300            0              300
CHESTER COUNTY SOLID WASTE AUTHORITY.........................  6.75    01/01/99            250            0              250
CHESTER COUNTY UNLIMITED TAX GO..............................  6.70    12/15/04            385            0              385
CHESTER UPLAND SCHOOL DISTRICT AUTHORITY.....................  5.60    11/15/14            850            0              850
COATESVILLE SCHOOL DISTRICT UNLIMITED TAX GO.................  6.40    01/15/05            500            0              500
DAUPHIN COUNTY GENERAL AUTHORITY RB..........................  5.30    06/01/05            535            0              535
DAUPHIN COUNTY GENERAL AUTHORITY RB..........................  5.40    06/01/06            565            0              565
DAUPHIN COUNTY GENERAL AUTHORITY RB..........................  5.50    06/01/07            550            0              550
DAUPHIN COUNTY GENERAL AUTHORITY RB..........................  6.85    06/01/09            800            0              800
DEER LAKES SCHOOL DISTRICT UNLIMITED TAX GO..................  6.35    01/15/14          1,000            0            1,000
DEER LAKES SCHOOL DISTRICT UNLIMITED TAX GO..................  6.45    01/15/19          1,300          500            1,800
DELAWARE COUNTY AUTHORITY HEALTH CARE........................  6.00    11/15/07          2,000            0            2,000
DREXEL UNIV, PA (RB).........................................  7.25    05/01/10              0          500              500
DUQUESNE SCHOOL DISTRICT GO..................................  5.75    10/01/18          1,000            0            1,000
ERIE COUNTY PRISON AUTHORITY.................................  6.25    11/01/01            500            0              500

                                                                         VALUE AT MARCH 31, 1995
                                                               -------------------------------------------
                                                                   PNC
                                                               PENNSYLVANIA      COMPASS
                                                                 TAX-FREE      PENNSYLVANIA
                                                                  INCOME        MUNICIPAL       PRO-FORMA
                                                                PORTFOLIO       BOND FUND       COMBINED
                                                               ------------    ------------    -----------
ALLEGHENY COUNTY GENERAL OBLIGATION BONDS....................  $   265,000     $         0     $   265,000
ALLEGHENY COUNTY GENERAL OBLIGATION BONDS....................      902,500               0         902,500
ALLEGHENY COUNTY HOSPITAL DEVELOPMENT........................      315,375               0         315,375
ALLEGHENY COUNTY HOSPITAL DEVELOPMENT........................      771,563               0         771,563
ALLEGHENY COUNTY RESIDENTIAL FINANCE.........................      397,500               0         397,500
ALLEGHENY COUNTY, PA GO......................................            0         450,625         450,625
ALLEGHENY COUNTY, PA GO......................................            0         511,875         511,875
BEAVER COUNTY, PA (RB).......................................            0         507,500         507,500
BERKS COUNTY GENERAL OBLIGATION BONDS........................      295,125               0         295,125
BERKS COUNTY, PA (GO)........................................            0         459,375         459,375
BRISTOL TOWNSHIP SCHOOL DISTRICT.............................      942,500               0         942,500
BRISTOL TWP., PA (GO)........................................            0         470,000         470,000
CAMBRIA COUNTY UNLIMITED TAX GO..............................      658,500               0         658,500
CENTRAL BUCKS SCHOOL DISTRICT................................      964,250               0         964,250
CENTRAL BUCKS SCH, PA GO.....................................            0         283,875         283,875
CENTRE COUNTY GENERAL OBLIGATION.............................      480,975               0         480,975
CHARLEROI SCHOOL DISTRICT REVENUE BONDS......................      295,875               0         295,875
CHESTER COUNTY SOLID WASTE AUTHORITY.........................      263,750               0         263,750
CHESTER COUNTY UNLIMITED TAX GO..............................      410,506               0         410,506
CHESTER UPLAND SCHOOL DISTRICT AUTHORITY.....................      802,188               0         802,188
COATESVILLE SCHOOL DISTRICT UNLIMITED TAX GO.................      534,375               0         534,375
DAUPHIN COUNTY GENERAL AUTHORITY RB..........................      508,250               0         508,250
DAUPHIN COUNTY GENERAL AUTHORITY RB..........................      534,631               0         534,631
DAUPHIN COUNTY GENERAL AUTHORITY RB..........................      519,063               0         519,063
DAUPHIN COUNTY GENERAL AUTHORITY RB..........................      842,000               0         842,000
DEER LAKES SCHOOL DISTRICT UNLIMITED TAX GO..................    1,018,750               0       1,018,750
DEER LAKES SCHOOL DISTRICT UNLIMITED TAX GO..................    1,329,250         510,625       1,839,875
DELAWARE COUNTY AUTHORITY HEALTH CARE........................    1,855,000               0       1,855,000
DREXEL UNIV, PA (RB).........................................            0         530,625         530,625
DUQUESNE SCHOOL DISTRICT GO..................................      926,250               0         926,250
ERIE COUNTY PRISON AUTHORITY.................................      533,125               0         533,125

                                                                                                   PAR (000)
                                                                                   ------------------------------------------
                                                                                       PNC
                                                                                   PENNSYLVANIA      COMPASS
                                                                                     TAX-FREE      PENNSYLVANIA
                                                                                      INCOME        MUNICIPAL      PRO-FORMA
                                                               RATE    MATURITY     PORTFOLIO       BOND FUND       COMBINED
                                                               ----    --------    ------------    ------------    ----------
FOX CHAPEL SCHOOL DISTRICT GO................................  5.50%   08/15/11     $      575         $  0        $     575
HARRISBURG AUTHORITY LEASE REVENUE BOND......................  6.50    06/01/04            500            0              500
HAZLETON PA., (GO)...........................................  5.88    03/01/10              0          500              500
INDIANA COUNTY HOSPITAL AUTHORITY............................  7.13    07/01/23          1,500            0            1,500
LACKAWANNA CNTY, PA (GO).....................................  5.10    12/01/08              0          250              250
LANCASTER COUNTY HOSPITAL AUTHORITY..........................  5.30    11/15/08            500            0              500
LANCASTER HIGHER EDUCATION AUTHORITY.........................  5.65    04/15/10            500            0              500
LANCASTER, PA................................................  9.38    01/01/05              0          450              450
LEBANON COUNTY HOSPITAL AUTHORITY............................  5.55    11/15/04            355            0              355
LEBANON COUNTY HOSPITAL AUTHORITY............................  6.00    11/15/09            500            0              500
LEBANON COUNTY HOSPITAL AUTHORITY............................  6.00    11/15/18            750            0              750
LIGONIER VALLEY SCHOOL DISTRICT..............................  5.65    03/01/14          2,000            0            2,000
LYCOMING COUNTY AUTHORITY HOSPITAL LEASE.....................  7.75    07/01/16          2,000            0            2,000
MANHEIM PA., (GO)............................................  6.10    05/15/14              0        1,000            1,000
MONTGOMERY COUNTY HIGHER EDUCATION...........................  7.88    01/01/19            500            0              500
MOON TOWNSHIP WATER AND SEWER AUTHORITY......................  6.70    12/01/19          1,000            0            1,000
NEW GARDEN TOWNSHIP SEWER AUTHORITY..........................  7.00    03/01/15            420            0              420
NORTH PENN SCH DIST, PA......................................  5.10    09/01/09              0          500              500
NORTHAMPTON COUNTY HIGHER EDUCATION..........................  6.10    07/01/12          1,950            0            1,950
OIL CITY SCHOOL DISTRICT GENERAL OBLIGATION..................  5.30    05/15/11            565            0              565
PA HOUSING FINANCE AGY.......................................  6.40    07/01/12              0          500              500
PA STATE FINANCING AUTH......................................  6.60    11/01/09              0          500              500
PA STATE TURNPIKE (RB).......................................  6.00    12/01/09              0          500              500
PA TURNPIKE COMM (RB)........................................  5.88    12/01/08              0          500              500
PENN INTER-GOVT COOP AUTH....................................  5.60    06/15/15              0          500              500
PENNSBURY SCHOOL DISTRICT UNLIMITED TAX GO...................  6.65    08/15/09            685            0              685
PENNSYLVANIA CERTIFICATES OF PARTICIPATION...................  5.20    07/01/05            400            0              400
PENNSYLVANIA COMMONWEALTH TURNPIKE...........................  6.50    06/01/04            445            0              445
PENNSYLVANIA FINANCE AUTHORITY REVENUE BONDS.................  6.60    11/01/09          2,760            0            2,760
PENNSYLVANIA HIGHER EDUCATIONAL FACILITIES...................  4.95    02/01/02            255            0              255
PENNSYLVANIA HIGHER EDUCATIONAL FACILITIES...................  5.15    02/01/04          1,230            0            1,230
PENNSYLVANIA HIGHER EDUCATIONAL FACILITIES...................  5.15    11/01/11            500            0              500
PENNSYLVANIA HIGHER EDUCATIONAL FACILITIES...................  5.45    02/01/07            285            0              285
PENNSYLVANIA INFRASTRUCTURE GO...............................  6.80    09/01/10          2,000            0            2,000
PENNSYLVANIA INTERGOVERNMENTAL COOP..........................  5.25    06/15/06          1,000            0            1,000
PENNSYLVANIA INTERGOVERNMENTAL COOP..........................  5.75    06/15/15          1,000            0            1,000
PENNSYLVANIA STATE (RB)......................................  5.50    08/15/16          2,000            0            2,000
PENNSYLVANIA STATE (RB)......................................  6.63    01/01/17              0          250              250
PENNSYLVANIA UNLIMITED TAX GO................................  6.50    11/01/05            250            0              250

                                                                         VALUE AT MARCH 31, 1995
                                                               -------------------------------------------
                                                                   PNC
                                                               PENNSYLVANIA      COMPASS
                                                                 TAX-FREE      PENNSYLVANIA
                                                                  INCOME        MUNICIPAL       PRO-FORMA
                                                                PORTFOLIO       BOND FUND       COMBINED
                                                               ------------    ------------    -----------
FOX CHAPEL SCHOOL DISTRICT GO................................  $   543,375     $         0     $   543,375
HARRISBURG AUTHORITY LEASE REVENUE BOND......................      533,125               0         533,125
HAZLETON PA., (GO)...........................................            0         498,750         498,750
INDIANA COUNTY HOSPITAL AUTHORITY............................    1,490,625               0       1,490,625
LACKAWANNA CNTY, PA (GO).....................................            0         232,500         232,500
LANCASTER COUNTY HOSPITAL AUTHORITY..........................      468,750               0         468,750
LANCASTER HIGHER EDUCATION AUTHORITY.........................      489,375               0         489,375
LANCASTER, PA................................................            0         464,625         464,625
LEBANON COUNTY HOSPITAL AUTHORITY............................      333,700               0         333,700
LEBANON COUNTY HOSPITAL AUTHORITY............................      457,500               0         457,500
LEBANON COUNTY HOSPITAL AUTHORITY............................      660,938               0         660,938
LIGONIER VALLEY SCHOOL DISTRICT..............................    1,932,500               0       1,932,500
LYCOMING COUNTY AUTHORITY HOSPITAL LEASE.....................    2,155,000               0       2,155,000
MANHEIM PA., (GO)............................................            0       1,005,000       1,005,000
MONTGOMERY COUNTY HIGHER EDUCATION...........................      513,750               0         513,750
MOON TOWNSHIP WATER AND SEWER AUTHORITY......................    1,022,500               0       1,022,500
NEW GARDEN TOWNSHIP SEWER AUTHORITY..........................      447,300               0         447,300
NORTH PENN SCH DIST, PA......................................            0         464,375         464,375
NORTHAMPTON COUNTY HIGHER EDUCATION..........................    1,859,813               0       1,859,813
OIL CITY SCHOOL DISTRICT GENERAL OBLIGATION..................      529,688               0         529,688
PA HOUSING FINANCE AGY.......................................            0         505,625         505,625
PA STATE FINANCING AUTH......................................            0         518,125         518,125
PA STATE TURNPIKE (RB).......................................            0         507,500         507,500
PA TURNPIKE COMM (RB)........................................            0         496,250         496,250
PENN INTER-GOVT COOP AUTH....................................            0         476,250         476,250
PENNSBURY SCHOOL DISTRICT UNLIMITED TAX GO...................      734,663               0         734,663
PENNSYLVANIA CERTIFICATES OF PARTICIPATION...................      387,500               0         387,500
PENNSYLVANIA COMMONWEALTH TURNPIKE...........................      476,706               0         476,706
PENNSYLVANIA FINANCE AUTHORITY REVENUE BONDS.................    2,863,500               0       2,863,500
PENNSYLVANIA HIGHER EDUCATIONAL FACILITIES...................      243,206               0         243,206
PENNSYLVANIA HIGHER EDUCATIONAL FACILITIES...................    1,154,663               0       1,154,663
PENNSYLVANIA HIGHER EDUCATIONAL FACILITIES...................      453,750               0         453,750
PENNSYLVANIA HIGHER EDUCATIONAL FACILITIES...................      269,681               0         269,681
PENNSYLVANIA INFRASTRUCTURE GO...............................    2,110,000               0       2,110,000
PENNSYLVANIA INTERGOVERNMENTAL COOP..........................      965,000               0         965,000
PENNSYLVANIA INTERGOVERNMENTAL COOP..........................      956,250               0         956,250
PENNSYLVANIA STATE (RB)......................................    1,870,000               0       1,870,000
PENNSYLVANIA STATE (RB)......................................            0         252,500         252,500
PENNSYLVANIA UNLIMITED TAX GO................................      266,250               0         266,250

                                                                                                   PAR (000)
                                                                                   ------------------------------------------
                                                                                       PNC
                                                                                   PENNSYLVANIA      COMPASS
                                                                                     TAX-FREE      PENNSYLVANIA
                                                                                      INCOME        MUNICIPAL      PRO-FORMA
                                                               RATE    MATURITY     PORTFOLIO       BOND FUND       COMBINED
                                                               ----    --------    ------------    ------------    ----------
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................  5.10%   07/01/98     $      470         $  0        $     470
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................  5.25    07/01/02            500            0              500
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................  5.95    05/01/04            500            0              500
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................  6.00    06/01/23            815            0              815
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................  6.20    05/01/11            500            0              500
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................  7.75    08/15/17            750            0              750
PHILADELPHIA INDUSTRIAL DEVELOPMENT AUTHORITY................  5.25    07/01/17          1,000            0            1,000
PHILADELPHIA INDUSTRIAL DEVELOPMENT AUTHORITY................  5.25    07/01/17            810            0              810
PHILADELPHIA MUNICIPAL AUTHORITY.............................  5.63    11/15/14          1,000            0            1,000
PHILADELPHIA MUNICIPAL AUTHORITY.............................  7.10    11/15/11          2,500            0            2,500
PHILADELPHIA SCHOOL DISTRICT UNLIMITED TAX...................  6.70    07/01/99            250            0              250
PHILADELPHIA, PA (RB)........................................  5.50    07/01/05              0          500              500
PHILA., PA IDR (RB)..........................................  6.75    05/01/12              0          500              500
PITTSBRGH, PA URB REDEV......................................  5.50    10/01/10              0          500              500
PITTSBURGH WATER AND SEWER AUTHORITY.........................  6.60    09/01/02            250            0              250
PITTSBURGH, PA (GO)..........................................  6.13    09/01/17              0          500              500
POCONO MOUNTAIN, PA..........................................  5.75    10/01/09              0          500              500
PUERTO RICO ELECTRIC POWER AUTHORITY.........................  6.75    07/01/03            250            0              250
PUERTO RICO PUBLIC BUILDINGS AUTHORITY.......................  6.50    07/01/03            500            0              500
RINGGOLD PA., (GO)...........................................  6.20    02/01/19              0          500              500
SCRANTON-LACKAWANNA HEALTH AND WELFARE.......................  7.40    06/15/00            200            0              200
SE PA TRANS AUTH REV.........................................  5.75    12/01/04              0          500              500
SENECA VY PA SCH DIST GO.....................................  5.75    07/01/10              0          500              500
SOUTHEASTERN PENNSYLVANIA TRANPORTATION......................  5.88    03/01/09          1,230            0            1,230
STATE PUBLIC SCHOOL BUILDING AUTHORITY.......................  5.38    10/01/17          1,000            0            1,000
SUSQUEHANNA UNIV, PA RB......................................  6.90    03/01/02              0          750              750
THOM JEFF UNIV, PA (PRF).....................................  7.55    11/01/10              0          500              500
TRINITY SCHOOL DISTRICT GENERAL OBLIGATION...................  5.50    11/01/11          2,000            0            2,000
WATTSBURG, PA (GO)...........................................  6.35    04/01/15              0          500              500
WAYNE HIGHLANDS, PA (GO).....................................  6.00    04/01/12              0          500              500
WEST CHESTER, PA (GO)........................................  6.20    09/01/14              0        1,000            1,000
WEST VIEW, PA (ETM)..........................................  9.00    05/15/99              0          400              400
WESTMORELAND COUNTY INDUSTRIAL DEVELOPMENT...................  6.00    07/01/11            200            0              200
YORK COUNTY HOSPITAL AUTHORITY REVENUE BOND..................  4.60    12/01/04            605            0              605
YORK COUNTY HOSPITAL AUTHORITY REVENUE BOND..................  4.70    12/01/05            680            0              680

                                                                         VALUE AT MARCH 31, 1995
                                                               -------------------------------------------
                                                                   PNC
                                                               PENNSYLVANIA      COMPASS
                                                                 TAX-FREE      PENNSYLVANIA
                                                                  INCOME        MUNICIPAL       PRO-FORMA
                                                                PORTFOLIO       BOND FUND       COMBINED
                                                               ------------    ------------    -----------
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................  $   459,425     $         0     $   459,425
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................      483,125               0         483,125
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................      483,750               0         483,750
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................      691,731               0         691,731
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................      442,500               0         442,500
PHILADELPHIA HOSPITAL AND HIGHER EDUCATION...................      845,625               0         845,625
PHILADELPHIA INDUSTRIAL DEVELOPMENT AUTHORITY................      871,250               0         871,250
PHILADELPHIA INDUSTRIAL DEVELOPMENT AUTHORITY................      705,713               0         705,713
PHILADELPHIA MUNICIPAL AUTHORITY.............................      948,750               0         948,750
PHILADELPHIA MUNICIPAL AUTHORITY.............................    2,821,875               0       2,821,875
PHILADELPHIA SCHOOL DISTRICT UNLIMITED TAX...................      265,938               0         265,938
PHILADELPHIA, PA (RB)........................................            0         477,500         477,500
PHILA., PA IDR (RB)..........................................            0         518,750         518,750
PITTSBRGH, PA URB REDEV......................................            0         466,250         466,250
PITTSBURGH WATER AND SEWER AUTHORITY.........................      274,688               0         274,688
PITTSBURGH, PA (GO)..........................................            0         504,375         504,375
POCONO MOUNTAIN, PA..........................................            0         494,375         494,375
PUERTO RICO ELECTRIC POWER AUTHORITY.........................      270,000               0         270,000
PUERTO RICO PUBLIC BUILDINGS AUTHORITY.......................      533,750               0         533,750
RINGGOLD PA., (GO)...........................................            0         502,500         502,500
SCRANTON-LACKAWANNA HEALTH AND WELFARE.......................      223,750               0         223,750
SE PA TRANS AUTH REV.........................................            0         501,250         501,250
SENECA VY PA SCH DIST GO.....................................            0         496,875         496,875
SOUTHEASTERN PENNSYLVANIA TRANPORTATION......................    1,243,838               0       1,243,838
STATE PUBLIC SCHOOL BUILDING AUTHORITY.......................      937,500               0         937,500
SUSQUEHANNA UNIV, PA RB......................................            0         786,563         786,563
THOM JEFF UNIV, PA (PRF).....................................            0         566,250         566,250
TRINITY SCHOOL DISTRICT GENERAL OBLIGATION...................    1,927,500               0       1,927,500
WATTSBURG, PA (GO)...........................................            0         509,375         509,375
WAYNE HIGHLANDS, PA (GO).....................................            0         500,000         500,000
WEST CHESTER, PA (GO)........................................            0       1,011,250       1,011,250
WEST VIEW, PA (ETM)..........................................            0         460,000         460,000
WESTMORELAND COUNTY INDUSTRIAL DEVELOPMENT...................      201,250               0         201,250
YORK COUNTY HOSPITAL AUTHORITY REVENUE BOND..................      564,919               0         564,919
YORK COUNTY HOSPITAL AUTHORITY REVENUE BOND..................      631,550               0         631,550

                                                                                                   PAR (000)
                                                                                   ------------------------------------------
                                                                                       PNC
                                                                                   PENNSYLVANIA      COMPASS
                                                                                     TAX-FREE      PENNSYLVANIA
                                                                                      INCOME        MUNICIPAL      PRO-FORMA
                                                               RATE    MATURITY     PORTFOLIO       BOND FUND       COMBINED
                                                               ----    --------    ------------    ------------    ----------
YORK COUNTY HOSPITAL AUTHORITY REVENUE BOND..................  4.80%   12/01/06     $      635         $  0        $     635
SMITH BARNEY TAX FREE MONEY MARKET FUND......................                        1,900,914            0        1,900,914
VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY FUND..................                        1,000,000            0        1,000,000
TOTAL INVESTMENTS............................................

                                                                         VALUE AT MARCH 31, 1995
                                                               -------------------------------------------
                                                                   PNC
                                                               PENNSYLVANIA      COMPASS
                                                                 TAX-FREE      PENNSYLVANIA
                                                                  INCOME        MUNICIPAL       PRO-FORMA
                                                                PORTFOLIO       BOND FUND       COMBINED
                                                               ------------    ------------    -----------
YORK COUNTY HOSPITAL AUTHORITY REVENUE BOND..................  $   587,375     $         0     $   587,375
SMITH BARNEY TAX FREE MONEY MARKET FUND......................    1,900,914               0       1,900,914
VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY FUND..................    1,000,000               0       1,000,000
                                                               -----------     -----------     -----------
TOTAL INVESTMENTS............................................  $61,872,120     $16,941,313     $78,813,433
                                                               ===========     ===========     ===========

            See Accompanying Notes to Pro-Forma Financial Statements

                           PNC VALUE EQUITY PORTFOLIO
                           COMPASS EQUITY INCOME FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                   SHARES
                                                                                    -------------------------------------
                                                                                       PNC
                                                                                      VALUE        COMPASS
                                                                                     EQUITY        EQUITY       PRO-FORMA
                                                                                    PORTFOLIO    INCOME FUND    COMBINED
                                                                                    ---------    -----------    ---------
ACE LIMITED.......................................................................          0       234,200      234,200
AETNA LIFE & CASUALTY.............................................................          0        97,400       97,400
ALCAN ALUMINUM LTD................................................................          0        50,000       50,000
ALCATEL ALSTHOM ADR...............................................................          0        61,500       61,500
ALEXANDER & ALEXANDER.............................................................          0        92,100       92,100
ALEXANDER & BALDWIN...............................................................          0       106,300      106,300
ALLIEDSIGNAL, INC.................................................................    238,400             0      238,400
ALUMINUM COMPANY AMERICA..........................................................          0       369,400      369,400
AMBAC, INC........................................................................    176,400             0      176,400
AMERADA HESS CO...................................................................          0        60,000       60,000
AMERICAN GENERAL CORP.............................................................    211,600             0      211,600
AMERICAN HOME PRODUCTS CORP.......................................................    181,800             0      181,800
AMERICAN INTERNATIONAL GROUP, INC.................................................     93,250             0       93,250
AMERICAN PREMIER UNDWR............................................................          0        40,000       40,000
AMERICAN REAL ESTATE..............................................................          0       148,700      148,700
AMR CORPORATION...................................................................          0     4,775,000    4,775,000
AMR CORP..........................................................................          0         8,000        8,000
AON CORP..........................................................................    220,300             0      220,300
ASTORIA FINANCIAL CORP............................................................          0        88,000       88,000
ATLANTIC RICHFIELD CO.............................................................    104,800        14,100      118,900
BANCO BILBAO VIZCAYA-ADR..........................................................          0         4,200        4,200
BANK OF NEW YORK CO., INC.........................................................    197,500             0      197,500
BANKAMERICA CORP..................................................................          0       216,793      216,793
BCE INC...........................................................................          0       249,900      249,900
BE AEROSPACE INCORPORATED.........................................................          0       239,800      239,800
BECKMAN INSTRUMENTS, INC..........................................................    279,000             0      279,000
BMC SOFTWARE......................................................................          0        30,400       30,400
BOEING CO.........................................................................    321,700        52,500      374,200
BOISE CASCADE PFD-CV..............................................................          0        99,800       99,800
BOISE CASCADE CORP................................................................          0        50,200       50,200
BRASCAN LIMITED CL A..............................................................          0       101,700      101,700
BRIERLEY INVEST LTD ADR...........................................................          0       625,000      625,000

                                                                                             VALUE AT MARCH 31, 1995
                                                                                    -----------------------------------------

                                                                                        PNC
                                                                                       VALUE         COMPASS
                                                                                      EQUITY         EQUITY        PRO-FORMA
                                                                                     PORTFOLIO     INCOME FUND     COMBINED
                                                                                    -----------    -----------    -----------
ACE LIMITED.......................................................................  $         0    $5,913,550     $ 5,913,550
AETNA LIFE & CASUALTY.............................................................            0     5,551,800       5,551,800
ALCAN ALUMINUM LTD................................................................            0     1,331,250       1,331,250
ALCATEL ALSTHOM ADR...............................................................            0     1,114,687       1,114,687
ALEXANDER & ALEXANDER.............................................................            0     2,175,863       2,175,863
ALEXANDER & BALDWIN...............................................................            0     2,391,750       2,391,750
ALLIEDSIGNAL, INC.................................................................    9,357,200             0       9,357,200
ALUMINUM COMPANY AMERICA..........................................................            0    15,283,925      15,283,925
AMBAC, INC........................................................................    7,166,250             0       7,166,250
AMERADA HESS CO...................................................................            0     2,962,500       2,962,500
AMERICAN GENERAL CORP.............................................................    6,824,100             0       6,824,100
AMERICAN HOME PRODUCTS CORP.......................................................   12,953,250             0      12,953,250
AMERICAN INTERNATIONAL GROUP, INC.................................................    9,721,313             0       9,721,313
AMERICAN PREMIER UNDWR............................................................            0       965,000         965,000
AMERICAN REAL ESTATE..............................................................            0     1,171,013       1,171,013
AMR CORPORATION...................................................................            0     4,464,625       4,464,625
AMR CORP..........................................................................            0       518,000         518,000
AON CORP..........................................................................    8,040,950             0       8,040,950
ASTORIA FINANCIAL CORP............................................................            0     2,706,000       2,706,000
ATLANTIC RICHFIELD CO.............................................................   12,052,000     1,621,500      13,673,500
BANCO BILBAO VIZCAYA-ADR..........................................................            0       106,050         106,050
BANK OF NEW YORK CO., INC.........................................................    6,492,813             0       6,492,813
BANKAMERICA CORP..................................................................            0    10,460,262      10,460,262
BCE INC...........................................................................            0     7,715,663       7,715,663
BE AEROSPACE INCORPORATED.........................................................            0     1,558,700       1,558,700
BECKMAN INSTRUMENTS, INC..........................................................    8,265,375             0       8,265,375
BMC SOFTWARE......................................................................            0     1,938,000       1,938,000
BOEING CO.........................................................................   17,331,588     2,828,438      20,160,025
BOISE CASCADE PFD-CV..............................................................            0     2,956,575       2,956,575
BOISE CASCADE CORP................................................................            0     1,744,450       1,744,450
BRASCAN LIMITED CL A..............................................................            0     1,372,950       1,372,950
BRIERLEY INVEST LTD ADR...........................................................            0       906,250         906,250

                                                                                                   SHARES
                                                                                    -------------------------------------
                                                                                       PNC
                                                                                      VALUE        COMPASS
                                                                                     EQUITY        EQUITY       PRO-FORMA
                                                                                    PORTFOLIO    INCOME FUND    COMBINED
                                                                                    ---------    -----------    ---------
BRISTOL MEYERS SQUIBB CO..........................................................    175,700             0      175,700
BRITISH AIRWAYS PLC ADR...........................................................    149,100             0      149,100
BURLINGTON RESOURCES..............................................................          0        87,100       87,100
CALIFORNIA FEDERAL BANK...........................................................          0       143,462      143,462
CANADIAN PAC LTD..................................................................          0        91,300       91,300
CENTEX CONSTRUCTION...............................................................          0       251,000      251,000
CENTRAL MAINE POWER CO............................................................          0       139,400      139,400
CENTRAL VERMONT PUBLIC SV.........................................................          0        77,600       77,600
CHEVRON CORP......................................................................    135,300             0      135,300
CHIQUITTA BRANDS INTL.............................................................          0       123,000      123,000
CHRYSLER CORP.....................................................................    216,100             0      216,100
CHUBB CORP........................................................................     97,500        89,100      186,600
CIGNA CORP........................................................................          0        75,000       75,000
CMS ENERGY CORPORATION............................................................          0        65,300       65,300
COAST SAVINGS FINANCIAL...........................................................          0        63,600       63,600
COMERICA, INC.....................................................................    294,200             0      294,200
COMSAT CORPORATION................................................................          0       142,500      142,500
CONRAIL CORP......................................................................    157,500             0      157,500
COOPER INDUSTRIES INC.............................................................          0        59,100       59,100
CORESTATES FINANCIAL CORP.........................................................    348,426             0      348,426
CORNING INCORPORATED..............................................................          0        13,200       13,200
DEAN WITTER DISCOVER & CO.........................................................    281,936             0      281,936
DIAMOND SHAMROCK, INC.............................................................    229,400             0      229,400
DOW CHEMICAL CO...................................................................    190,000             0      190,000
EASTMAN KODAK COMPANY.............................................................          0       121,000      121,000
ELF AQUITAINE ADR.................................................................    258,100             0      258,100
ELI LILLY & CO....................................................................    188,200             0      188,200
ENSERCH CORP......................................................................          0        55,100       55,100
ENTERGY CORP......................................................................    200,000        72,100      272,100
ESSEX PROPERTY TRUST REIT.........................................................          0       161,000      161,000
EXXON CORP........................................................................    116,200             0      116,200
E.I. DU PONT DE NEMOURS & CO......................................................    177,825             0      177,825
FEDERAL PAPER BOARD CO., INC......................................................    157,600             0      157,600
FINGERHUT COMPANIES, INC..........................................................    395,400             0      395,400
FIRST BRANDS CORP.................................................................    133,559             0      133,559
FIRST CHICAGO CORP................................................................    242,800             0      242,800
FORD MOTOR CO.....................................................................    374,900             0      374,900
FRUIT OF THE LOOM, INC............................................................    285,800             0      285,800
GABLES RESIDTL TR (REIT)..........................................................          0        32,900       32,900
GENERAL ELECTRIC CO...............................................................    221,900             0      221,900

                                                                                             VALUE AT MARCH 31, 1995
                                                                                    -----------------------------------------

                                                                                        PNC
                                                                                       VALUE         COMPASS
                                                                                      EQUITY         EQUITY        PRO-FORMA
                                                                                     PORTFOLIO     INCOME FUND     COMBINED
                                                                                    -----------    -----------    -----------
BRISTOL MEYERS SQUIBB CO..........................................................  $11,069,100    $        0     $11,069,100
BRITISH AIRWAYS PLC ADR...........................................................    9,803,325             0       9,803,325
BURLINGTON RESOURCES..............................................................            0     3,549,325       3,549,325
CALIFORNIA FEDERAL BANK...........................................................            0     1,524,284       1,524,284
CANADIAN PAC LTD..................................................................            0     1,369,500       1,369,500
CENTEX CONSTRUCTION...............................................................            0     3,106,125       3,106,125
CENTRAL MAINE POWER CO............................................................            0     1,533,400       1,533,400
CENTRAL VERMONT PUBLIC SV.........................................................            0     1,037,900       1,037,900
CHEVRON CORP......................................................................    6,494,400             0       6,494,400
CHIQUITTA BRANDS INTL.............................................................            0     1,552,875       1,552,875
CHRYSLER CORP.....................................................................    9,049,188             0       9,049,188
CHUBB CORP........................................................................    7,702,500     7,038,900      14,741,400
CIGNA CORP........................................................................            0     5,606,250       5,606,250
CMS ENERGY CORPORATION............................................................            0     1,526,388       1,526,388
COAST SAVINGS FINANCIAL...........................................................            0     1,025,550       1,025,550
COMERICA, INC.....................................................................    8,090,500             0       8,090,500
COMSAT CORPORATION................................................................            0     2,654,063       2,654,063
CONRAIL CORP......................................................................    8,839,688             0       8,839,688
COOPER INDUSTRIES INC.............................................................            0     2,290,125       2,290,125
CORESTATES FINANCIAL CORP.........................................................   11,149,632             0      11,149,632
CORNING INCORPORATED..............................................................            0       475,200         475,200
DEAN WITTER DISCOVER & CO.........................................................   11,488,892             0      11,488,892
DIAMOND SHAMROCK, INC.............................................................    6,050,425             0       6,050,425
DOW CHEMICAL CO...................................................................   13,870,000             0      13,870,000
EASTMAN KODAK COMPANY.............................................................            0     6,428,125       6,428,125
ELF AQUITAINE ADR.................................................................   10,001,375             0      10,001,375
ELI LILLY & CO....................................................................   13,762,125             0      13,762,125
ENSERCH CORP......................................................................            0       819,613         819,613
ENTERGY CORP......................................................................    4,175,000     1,505,088       5,680,088
ESSEX PROPERTY TRUST REIT.........................................................            0     2,555,875       2,555,875
EXXON CORP........................................................................    7,756,350             0       7,756,350
E.I. DU PONT DE NEMOURS & CO......................................................   10,758,413             0      10,758,413
FEDERAL PAPER BOARD CO., INC......................................................    4,491,600             0       4,491,600
FINGERHUT COMPANIES, INC..........................................................    4,695,375             0       4,695,375
FIRST BRANDS CORP.................................................................    5,025,157             0       5,025,157
FIRST CHICAGO CORP................................................................   12,170,350             0      12,170,350
FORD MOTOR CO.....................................................................   10,122,300             0      10,122,300
FRUIT OF THE LOOM, INC............................................................    7,502,250             0       7,502,250
GABLES RESIDTL TR (REIT)..........................................................            0       612,763         612,763
GENERAL ELECTRIC CO...............................................................   12,010,338             0      12,010,338

                                                                                                   SHARES
                                                                                    -------------------------------------
                                                                                       PNC
                                                                                      VALUE        COMPASS
                                                                                     EQUITY        EQUITY       PRO-FORMA
                                                                                    PORTFOLIO    INCOME FUND    COMBINED
                                                                                    ---------    -----------    ---------
GENERAL MOTORS CORP...............................................................    182,804       161,800      344,604
GENERAL REINSURANCE CORP..........................................................     50,600             0       50,600
GEORGIA PAC CORP..................................................................          0        19,000       19,000
GLENDALE FED BK PFD-CV............................................................          0       211,450      211,450
GLENDALE FED BNK WARRANT..........................................................          0       130,480      130,480
GOODYEAR TIRE & RUBBER CO.........................................................    298,000             0      298,000
GP FINANCIAL CORP.................................................................          0       100,000      100,000
HAEMONETICS CORPORATION...........................................................          0        20,000       20,000
HILLS DEPT STORES.................................................................          0        27,251       27,251
IMC GLOBAL, INC...................................................................    264,050             0      264,050
IMPERIAL OIL LIMITED..............................................................          0        45,500       45,500
INTERNATIONAL PAPER CO............................................................    100,000       150,800      250,800
INTERSTATE BAKERIES INC...........................................................          0       253,600      253,600
ITT CORP..........................................................................     66,000             0       66,000
JOHNSTOWN AMERICA INDUS...........................................................          0        10,000       10,000
K MART CORP.......................................................................    723,000       110,700      833,700
KEYCORP...........................................................................          0       122,200      122,200
KIMBERLY CLARK CORP...............................................................          0        15,000       15,000
KOGER EQUITY INC (REIT)...........................................................          0       215,700      215,700
LDDS COMMUNICATIONS INC...........................................................          0        95,614       95,614
LEHMAN BROS HOLDING INC...........................................................          0       213,560      213,560
LOEWS CORPORATION.................................................................          0        10,000       10,000
LONDON & O/S FREITR ADR...........................................................          0        82,400       82,400
LONG ISLAND BANCORP INC...........................................................          0       100,000      100,000
LUBRIZOL CORP.....................................................................    459,200             0      459,200
MBIA, INC.........................................................................    117,500             0      117,500
MERCK & CO., INC..................................................................    283,350             0      283,350
MERIDIAN BANCORP, INC.............................................................    288,900             0      288,900
MITCHELL ENERGY CL A..............................................................          0         1,000        1,000
MOBIL CORP........................................................................     92,500             0       92,500
MONSANTO CO.......................................................................    154,800             0      154,800
MURPHY OIL........................................................................          0         5,900        5,900
NATIONAL FUEL GAS CORP............................................................          0        25,000       25,000
NATIONSBANK CORP..................................................................    148,500             0      148,500
NEW YORK ST ELEC & GAS............................................................          0        49,100       49,100
NEWHALL LAND & FARM CO............................................................          0        74,200       74,200
NIAGARA MOHAWK PWR CO.............................................................          0       240,800      240,800
NIPSCO............................................................................    100,000             0      100,000
NOBLE DRILLING CORP...............................................................          0       236,400      236,400
NORDSK HYDRO A.S. ADR.............................................................          0        66,000       66,000

                                                                                             VALUE AT MARCH 31, 1995
                                                                                    -----------------------------------------

                                                                                        PNC
                                                                                       VALUE         COMPASS
                                                                                      EQUITY         EQUITY        PRO-FORMA
                                                                                     PORTFOLIO     INCOME FUND     COMBINED
                                                                                    -----------    -----------    -----------
GENERAL MOTORS CORP...............................................................  $ 8,089,077    $7,159,650     $15,248,727
GENERAL REINSURANCE CORP..........................................................    6,679,200             0       6,679,200
GEORGIA PAC CORP..................................................................            0     1,515,250       1,515,250
GLENDALE FED BK PFD-CV............................................................            0     6,237,775       6,237,775
GLENDALE FED BNK WARRANT..........................................................            0       391,440         391,440
GOODYEAR TIRE & RUBBER CO.........................................................   10,951,500             0      10,951,500
GP FINANCIAL CORP.................................................................            0     2,312,500       2,312,500
HAEMONETICS CORPORATION...........................................................            0       290,000         290,000
HILLS DEPT STORES.................................................................            0       551,833         551,833
IMC GLOBAL, INC...................................................................   12,905,444             0      12,905,444
IMPERIAL OIL LIMITED..............................................................            0     1,620,938       1,620,938
INTERNATIONAL PAPER CO............................................................    7,512,500    11,328,850      18,841,350
INTERSTATE BAKERIES INC...........................................................            0     3,677,200       3,677,200
ITT CORP..........................................................................    6,773,250             0       6,773,250
JOHNSTOWN AMERICA INDUS...........................................................            0       135,000         135,000
K MART CORP.......................................................................    9,941,250     1,522,125      11,463,375
KEYCORP...........................................................................            0     3,452,150       3,452,150
KIMBERLY CLARK CORP...............................................................            0       780,000         780,000
KOGER EQUITY INC (REIT)...........................................................            0     1,455,975       1,455,975
LDDS COMMUNICATIONS INC...........................................................            0     2,234,977       2,234,977
LEHMAN BROS HOLDING INC...........................................................            0     3,844,080       3,844,080
LOEWS CORPORATION.................................................................            0       987,500         987,500
LONDON & O/S FREITR ADR...........................................................            0       947,600         947,600
LONG ISLAND BANCORP INC...........................................................            0     1,750,000       1,750,000
LUBRIZOL CORP.....................................................................   16,186,800             0      16,186,800
MBIA, INC.........................................................................    7,387,813             0       7,387,813
MERCK & CO., INC..................................................................   12,077,794             0      12,077,794
MERIDIAN BANCORP, INC.............................................................    8,847,563             0       8,847,563
MITCHELL ENERGY CL A..............................................................            0        18,000          18,000
MOBIL CORP........................................................................    8,567,813             0       8,567,813
MONSANTO CO.......................................................................   12,422,700             0      12,422,700
MURPHY OIL........................................................................            0       254,438         254,438
NATIONAL FUEL GAS CORP............................................................            0       700,000         700,000
NATIONSBANK CORP..................................................................    7,536,375             0       7,536,375
NEW YORK ST ELEC & GAS............................................................            0     1,049,513       1,049,513
NEWHALL LAND & FARM CO............................................................            0     1,094,450       1,094,450
NIAGARA MOHAWK PWR CO.............................................................            0     3,311,000       3,311,000
NIPSCO............................................................................    3,112,500             0       3,112,500
NOBLE DRILLING CORP...............................................................            0     1,447,950       1,447,950
NORDSK HYDRO A.S. ADR.............................................................            0     2,458,500       2,458,500

                                                                                                   SHARES
                                                                                    -------------------------------------
                                                                                       PNC
                                                                                      VALUE        COMPASS
                                                                                     EQUITY        EQUITY       PRO-FORMA
                                                                                    PORTFOLIO    INCOME FUND    COMBINED
                                                                                    ---------    -----------    ---------
NORFOLK SOUTHERN CORP.............................................................    106,100             0      106,100
NYNEX CORP........................................................................    286,800             0      286,800
OCCIDENTAL PETRO CORP.............................................................          0             0            0
OHIO EDISON CO....................................................................    223,900             0      223,900
OLD REPUBLIC INTL CORP............................................................          0       110,000      110,000
OMI CORP..........................................................................          0       173,500      173,500
ORYX ENERGY CO....................................................................          0       268,000      268,000
OVERSEAS SHIPHOLDING..............................................................          0         6,900        6,900
PECO ENERGY CO....................................................................    446,900             0      446,900
PETROLEUM HEAT & POWER............................................................          0       416,700      416,700
PHELPS DODGE CORP.................................................................    179,300             0      179,300
PHILLIPS PETROLEUM CO.............................................................    186,900       116,600      303,500
POLICY MANAGEMENT SYSTEM..........................................................          0        44,200       44,200
POTASH CORP SASK INC..............................................................          0        35,800       35,800
RAYCHEM CORP......................................................................          0        83,700       83,700
RAYONIER INC......................................................................          0        25,900       25,900
REINSURANCE GROUP OF AMER.........................................................          0        19,200       19,200
RELIASTAR FINANCIAL CORP..........................................................     90,000             0       90,000
REPUBLIC NEW YORK CORP............................................................    151,800             0      151,800
REYNLDS MTLS PFD..................................................................          0        30,600       30,600
RHONE-POULENC S.A. ADR............................................................          0        30,400       30,400
ROYAL DUTCH PETROLEUM CO..........................................................     83,400             0       83,400
RYLAND GROUP......................................................................          0       113,500      113,500
SANTA FE ENERGY RES PFD...........................................................          0       100,000      100,000
SEAGRAM LTD.......................................................................          0        49,000       49,000
SEAGULL ENERGY....................................................................          0       197,800      197,800
SEARS, ROEBUCK & CO...............................................................    165,500             0      165,500
SEQUA CORP.CL A...................................................................          0        94,900       94,900
SMITH BARNEY MONEY MARKET FUND.................................................... 14,342,831             0   14,342,831
SONAT OFFSHORE DRILLING...........................................................          0       165,100      165,100
SOUTHDOWN INC.....................................................................          0       144,300      144,300
SOUTHERN CO.......................................................................    316,300             0      316,300
STANDARD COMMERCIAL CORP..........................................................          0             0            0
STORAGE EQUITIES (REIT)...........................................................          0       103,000      103,000
STRATUS COMPUTER, INC.............................................................    182,500             0      182,500
SUN COMMUNTIES INC (REIT).........................................................          0       104,200      104,200
SUN MICROSYSTEMS, INC.............................................................    304,200             0      304,200
TECHNIP ADS 144A..................................................................          0        55,700       55,700
TEMPLE INLAND CO..................................................................          0       102,500      102,500
TENNECO, INC......................................................................    232,700             0      232,700

                                                                                             VALUE AT MARCH 31, 1995
                                                                                    -----------------------------------------

                                                                                        PNC
                                                                                       VALUE         COMPASS
                                                                                      EQUITY         EQUITY        PRO-FORMA
                                                                                     PORTFOLIO     INCOME FUND     COMBINED
                                                                                    -----------    -----------    -----------
NORFOLK SOUTHERN CORP.............................................................  $ 7,095,438    $        0     $ 7,095,438
NYNEX CORP........................................................................   11,364,450             0      11,364,450
OCCIDENTAL PETRO CORP.............................................................            0             0               0
OHIO EDISON CO....................................................................    4,478,000             0       4,478,000
OLD REPUBLIC INTL CORP............................................................            0     2,640,000       2,640,000
OMI CORP..........................................................................            0       954,250         954,250
ORYX ENERGY CO....................................................................            0     3,383,500       3,383,500
OVERSEAS SHIPHOLDING..............................................................            0       141,450         141,450
PECO ENERGY CO....................................................................   11,228,363             0      11,228,363
PETROLEUM HEAT & POWER............................................................            0     3,021,075       3,021,075
PHELPS DODGE CORP.................................................................   10,197,688             0      10,197,688
PHILLIPS PETROLEUM CO.............................................................    6,845,213     4,270,475      11,115,688
POLICY MANAGEMENT SYSTEM..........................................................            0     1,939,275       1,939,275
POTASH CORP SASK INC..............................................................            0     1,593,100       1,593,100
RAYCHEM CORP......................................................................            0     3,400,313       3,400,313
RAYONIER INC......................................................................            0       806,138         806,138
REINSURANCE GROUP OF AMER.........................................................            0       520,800         520,800
RELIASTAR FINANCIAL CORP..........................................................    3,060,000             0       3,060,000
REPUBLIC NEW YORK CORP............................................................    7,457,175             0       7,457,175
REYNLDS MTLS PFD..................................................................            0     1,457,325       1,457,325
RHONE-POULENC S.A. ADR............................................................            0       714,400         714,400
ROYAL DUTCH PETROLEUM CO..........................................................   10,008,000             0      10,008,000
RYLAND GROUP......................................................................            0     1,631,563       1,631,563
SANTA FE ENERGY RES PFD...........................................................            0       962,500         962,500
SEAGRAM LTD.......................................................................            0     1,555,750       1,555,750
SEAGULL ENERGY....................................................................            0     3,906,550       3,906,550
SEARS, ROEBUCK & CO...............................................................    8,833,563             0       8,833,563
SEQUA CORP.CL A...................................................................            0     2,775,825       2,775,825
SMITH BARNEY MONEY MARKET FUND....................................................   14,342,831             0      14,342,831
SONAT OFFSHORE DRILLING...........................................................            0     3,838,575       3,838,575
SOUTHDOWN INC.....................................................................            0     2,453,100       2,453,100
SOUTHERN CO.......................................................................    6,444,613             0       6,444,613
STANDARD COMMERCIAL CORP..........................................................            0             4               4
STORAGE EQUITIES (REIT)...........................................................            0     1,751,000       1,751,000
STRATUS COMPUTER, INC.............................................................    5,703,125             0       5,703,125
SUN COMMUNTIES INC (REIT).........................................................            0     2,344,500       2,344,500
SUN MICROSYSTEMS, INC.............................................................   10,570,950             0      10,570,950
TECHNIP ADS 144A..................................................................            0     1,570,740       1,570,740
TEMPLE INLAND CO..................................................................            0     4,599,688       4,599,688
TENNECO, INC......................................................................   10,965,988             0      10,965,988

                                                                                                   SHARES
                                                                                    -------------------------------------
                                                                                       PNC
                                                                                      VALUE        COMPASS
                                                                                     EQUITY        EQUITY       PRO-FORMA
                                                                                    PORTFOLIO    INCOME FUND    COMBINED
                                                                                    ---------    -----------    ---------
TEXACO, INC.......................................................................     96,600             0       96,600
TIG HOLDINGS, INC.................................................................    194,100             0      194,100
ULTRAMAR PLC ADR..................................................................    294,500             0      294,500
UNICOM CORPORATION................................................................    425,430       171,900      597,330
UNION BANK/SF.....................................................................          0       101,600      101,600
UNITED TECHNOLOGIES CORP..........................................................    187,050             0      187,050
UNIVERSAL CORP....................................................................          0       428,600      428,600
UNOCAL CORP.......................................................................          0       153,000      153,000
UST, INC..........................................................................    267,800             0      267,800
USX-MARATHON GROUP INC............................................................          0       284,500      284,500
U.S. WEST, INC....................................................................    268,500             0      268,500
WASHINGTON ENERGY CO..............................................................          0        25,000       25,000
WILLAMETTE INDUSTRIES INC.........................................................          0        63,200       63,200
WMX TECHNOLOGIES INC..............................................................          0       118,100      118,100
XEROX CORP........................................................................     51,200             0       51,200
YORK INTERNATIONAL CORP...........................................................          0        53,200       53,200
REPO (6.25%)......................................................................          0    14,897,000   14,897,000

                                                                                             VALUE AT MARCH 31, 1995
                                                                                    -----------------------------------------

                                                                                        PNC
                                                                                       VALUE         COMPASS
                                                                                      EQUITY         EQUITY        PRO-FORMA
                                                                                     PORTFOLIO     INCOME FUND     COMBINED
                                                                                    -----------    -----------    -----------
TEXACO, INC....................................................................... $  6,423,900    $        0    $  6,423,900
TIG HOLDINGS, INC.................................................................    4,367,250             0       4,367,250
ULTRAMAR PLC ADR..................................................................    7,657,000             0       7,657,000
UNICOM CORPORATION................................................................   10,103,963     4,082,625      14,186,588
UNION BANK/SF.....................................................................            0     3,505,200       3,505,200
UNITED TECHNOLOGIES CORP..........................................................   12,929,831             0      12,929,831
UNIVERSAL CORP....................................................................            0     8,947,025       8,947,025
UNOCAL CORP.......................................................................            0     4,398,750       4,398,750
UST, INC..........................................................................    8,502,650             0       8,502,650
USX-MARATHON GROUP INC............................................................            0     4,978,750       4,978,750
U.S. WEST, INC....................................................................   10,740,000             0      10,740,000
WASHINGTON ENERGY CO..............................................................            0       334,375         334,375
WILLAMETTE INDUSTRIES INC.........................................................            0     3,444,400       3,444,400
WMX TECHNOLOGIES INC..............................................................            0     3,247,750       3,247,750
XEROX CORP........................................................................    6,009,600             0       6,009,600
YORK INTERNATIONAL CORP...........................................................            0     2,101,400       2,101,400
REPO (6.25%)......................................................................            0    14,897,000      14,897,000
                                                                                   ------------  ------------    ------------
TOTAL INVESTMENTS................................................................. $638,604,283  $290,668,007    $929,272,290
                                                                                   ============  ============    ============

            See Accompanying Notes to Pro-Forma Financial Statements

                          PNC GROWTH EQUITY PORTFOLIO
                              COMPASS GROWTH FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                             SHARES/PAR (000)
                                                                   -------------------------------------
                                                                      PNC
                                                                    GROWTH
                                                                    EQUITY        COMPASS      PRO-FORMA
                                                                   PORTFOLIO    GROWTH FUND    COMBINED
                                                                   ---------    -----------    ---------
EQUITY SECURITIES:
ABBOTT LABORATORIES, INC.........................................    $70,000      $  77,000     $147,000
ACE LIMITED......................................................          0        126,000      126,000
AIR PRODUCTS & CHEMICAL INC......................................     39,000         26,800       65,800
ALBEMARLE CORP...................................................          0        130,000      130,000
ALBERTSON'S, INC.................................................     60,000              0       60,000
ALLIED-SIGNAL, INC...............................................     67,000              0       67,000
AMERICAN INTERNATIONAL GROUP, INC................................     27,000         26,500       53,500
AMERICAN RE CORP.................................................          0         70,200       70,200
AMGEN, INC.......................................................     30,000              0       30,000
*AMOCO CORP......................................................          0         54,000       54,000
AMP, INC.........................................................     30,000         72,000      102,000
ANHEUSER-BUSCH COS.,INC..........................................     51,000              0       51,000
ATMEL CORP.......................................................     21,200              0       21,200
AT&T CORP........................................................     32,000         36,500       68,500
AUTOMATIC DATA PROCESSING, INC...................................     42,000         42,000       84,000
*AUTOZONE INC....................................................          0         90,100       90,100
BANKAMERICA CORP.................................................     45,500              0       45,500
*BEVERLY ENTERPRISES.............................................          0        138,000      138,000
BOATMEN'S BANCSHARES,INC.........................................     50,000              0       50,000
*BURLINGTON RESOURCES............................................          0         35,000       35,000
CAPITAL CITIES ABC,INC...........................................     24,300              0       24,300
CINTAS CORP......................................................     46,300              0       46,300
CISCO SYSTEMS, INC...............................................     60,500              0       60,500
CLARK EQUIPMENT CO...............................................     18,700              0       18,700
COCA-COLA CO.....................................................     44,500              0       44,500
COLGATE-PALMOLIVE CO.............................................     20,000              0       20,000
COLUMBIA HCA HEALTHCARE CORP.....................................     50,000              0       50,000
COMCAST SPECIAL A................................................          0        150,000      150,000
COMPAQ COMPUTER CORP.............................................     46,000              0       46,000
COMPUTER SCIENCES CORP...........................................     29,000         50,000       79,000
CONAGRA, INC.....................................................     46,000              0       46,000


                                                                              VALUE AT MARCH 31, 1995
                                                                   ---------------------------------------------
                                                                        PNC
                                                                   GROWTH EQUITY      COMPASS        PRO-FORMA
                                                                     PORTFOLIO      GROWTH FUND       COMBINED
                                                                   -------------    ------------    ------------
EQUITY SECURITIES:
ABBOTT LABORATORIES, INC.........................................  $  2,493,750     $ 2,743,125     $  5,236,875
ACE LIMITED......................................................             0       3,181,500        3,181,500
AIR PRODUCTS & CHEMICAL INC......................................     2,032,875       1,396,950        3,429,825
ALBEMARLE CORP...................................................             0       1,657,500        1,657,500
ALBERTSON'S, INC.................................................     1,935,000               0        1,935,000
ALLIED-SIGNAL, INC...............................................     2,629,750               0        2,629,750
AMERICAN INTERNATIONAL GROUP, INC................................     2,814,750       2,762,625        5,577,375
AMERICAN RE CORP.................................................             0       2,457,000        2,457,000
AMGEN, INC.......................................................     2,021,250               0        2,021,250
*AMOCO CORP......................................................             0       3,435,750        3,435,750
AMP, INC.........................................................     1,080,000       2,592,000        3,672,000
ANHEUSER-BUSCH COS.,INC..........................................     2,989,875               0        2,989,875
ATMEL CORP.......................................................       818,850               0          818,850
AT&T CORP........................................................     1,656,000       1,888,875        3,544,875
AUTOMATIC DATA PROCESSING, INC...................................     2,646,000       2,646,000        5,292,000
*AUTOZONE INC....................................................             0       2,241,238        2,241,238
BANKAMERICA CORP.................................................     2,195,375               0        2,195,375
*BEVERLY ENTERPRISES.............................................             0       2,001,000        2,001,000
BOATMEN'S BANCSHARES,INC.........................................     1,512,500               0        1,512,500
*BURLINGTON RESOURCES............................................             0       1,426,250        1,426,250
CAPITAL CITIES ABC,INC...........................................     2,144,475               0        2,144,475
CINTAS CORP......................................................     1,736,250               0        1,736,250
CISCO SYSTEMS, INC...............................................     2,306,563               0        2,306,563
CLARK EQUIPMENT CO...............................................     1,542,750               0        1,542,750
COCA-COLA CO.....................................................     2,514,250               0        2,514,250
COLGATE-PALMOLIVE CO.............................................     1,320,000               0        1,320,000
COLUMBIA HCA HEALTHCARE CORP.....................................     2,150,000               0        2,150,000
COMCAST SPECIAL A................................................             0       2,343,750        2,343,750
COMPAQ COMPUTER CORP.............................................     1,587,000               0        1,587,000
COMPUTER SCIENCES CORP...........................................     1,431,875       2,468,750        3,900,625
CONAGRA, INC.....................................................     1,523,750               0        1,523,750

                                                                               SHARES/PAR (000)
                                                                   -------------------------------------
                                                                       PNC
                                                                     GROWTH
                                                                     EQUITY       COMPASS      PRO-FORMA
                                                                   PORTFOLIO    GROWTH FUND    COMBINED
                                                                   ---------    -----------    ---------
COOPER TIRE & RUBBER CO..........................................    $70,000      $       0     $ 70,000
CPC INTERNATIONAL, INC...........................................     54,000              0       54,000
DEAN WITTER DISCOVER & CO........................................     36,000              0       36,000
DIAL CORP........................................................     86,000              0       86,000
DOW CHEMICAL CO..................................................     36,000              0       36,000
DSC COMMUNICATIONS CORP..........................................     37,500              0       37,500
*DUN & BRADSTREET................................................          0         32,000       32,000
*DURIRON CO......................................................          0        120,000      120,000
ECHLIN,INC.......................................................     60,000              0       60,000
EMERSON ELECTRIC CO..............................................     45,000              0       45,000
ENGELHARD CORP...................................................          0        111,000      111,000
EQUIFAX, INC.....................................................     50,000              0       50,000
ERICSSON L M TELEPHONE CO........................................          0         50,000       50,000
E.I. DU PONT DE NEMOURS & CO.....................................     34,000              0       34,000
FEDERAL HOME LOAN MORTGAGE CORP..................................     10,000              0       10,000
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................     10,000              0       10,000
FED. NATL. MTG. ASSOC............................................          0         40,000       40,000
FIRST DATA CORP..................................................     27,700              0       27,700
FIRST FINANCIAL MANAGEMENT CORP..................................     30,000              0       30,000
*FISERV INC......................................................          0          9,800        9,800
FOREST LABORATORIES, INC.........................................     15,000              0       15,000
FOSTER WHEELER CORP..............................................     15,000         44,900       59,900
GENERAL ELECTRIC CO..............................................     84,000              0       84,000
GENERAL INSTRUMENTS CORP.........................................     74,000         68,000      142,000
GENERAL MILLS INC................................................          0         22,600       22,600
GENERAL RE CORP..................................................     10,000              0       10,000
*GENETICS INSTITUTE..............................................          0         54,000       54,000
GILLETTE CO......................................................     36,000              0       36,000
*HAFSLUND NYCOMED-CL B ADR.......................................          0         90,000       90,000
HBO & CO.........................................................     29,100              0       29,100
HEALTHSOUTH CORP.................................................     75,000              0       75,000
HEWLETT PACKARD CO...............................................     13,400         24,000       37,400
HOME DEPOT, INC..................................................     25,000              0       25,000
HOSPITALITY FRANCHISE SYSTEM, INC................................     91,000              0       91,000
HUMANA, INC......................................................     80,000              0       80,000
ILLINOIS TOOL WORKS, INC.........................................     68,000         70,000      138,000
INTEL CORP.......................................................     25,700              0       25,700
INTERNATIONAL BUSINESS MACHINES CORP.............................     19,700              0       19,700
*INTERNATIONAL GAME TECH.........................................          0        107,000      107,000
*INTERNATIONAL PAPER CO..........................................          0         21,900       21,900


                                                                              VALUE AT MARCH 31, 1995
                                                                   ---------------------------------------------
                                                                        PNC
                                                                   GROWTH EQUITY      COMPASS        PRO-FORMA
                                                                     PORTFOLIO      GROWTH FUND       COMBINED
                                                                   -------------    ------------    ------------
COOPER TIRE & RUBBER CO..........................................  $  1,986,250     $         0     $  1,986,250
CPC INTERNATIONAL, INC...........................................     2,922,750               0        2,922,750
DEAN WITTER DISCOVER & CO........................................     1,467,000               0        1,467,000
DIAL CORP........................................................     2,182,250               0        2,182,250
DOW CHEMICAL CO..................................................     2,628,000               0        2,628,000
DSC COMMUNICATIONS CORP..........................................     1,221,093               0        1,221,093
*DUN & BRADSTREET................................................             0       1,684,000        1,684,000
*DURIRON CO......................................................             0       2,460,000        2,460,000
ECHLIN,INC.......................................................     2,310,000               0        2,310,000
EMERSON ELECTRIC CO..............................................     2,992,500               0        2,992,500
ENGELHARD CORP...................................................             0       3,288,375        3,288,375
EQUIFAX, INC.....................................................     1,687,500               0        1,687,500
ERICSSON L M TELEPHONE CO........................................             0       3,090,625        3,090,625
E.I. DU PONT DE NEMOURS & CO.....................................     2,057,000               0        2,057,000
FEDERAL HOME LOAN MORTGAGE CORP..................................       605,000               0          605,000
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................       813,750               0          813,750
FED. NATL. MTG. ASSOC............................................             0       3,255,000        3,255,000
FIRST DATA CORP..................................................     1,436,938               0        1,436,938
FIRST FINANCIAL MANAGEMENT CORP..................................     2,167,500               0        2,167,500
*FISERV INC......................................................             0         259,700          259,700
FOREST LABORATORIES, INC.........................................       714,375               0          714,375
FOSTER WHEELER CORP..............................................       508,125       1,520,988        2,029,113
GENERAL ELECTRIC CO..............................................     4,546,500               0        4,546,500
GENERAL INSTRUMENTS CORP.........................................     2,571,500       2,363,000        4,934,500
GENERAL MILLS INC................................................             0       1,347,525        1,347,525
GENERAL RE CORP..................................................     1,320,000               0        1,320,000
*GENETICS INSTITUTE..............................................             0       2,052,000        2,052,000
GILLETTE CO......................................................     2,938,500               0        2,938,500
*HAFSLUND NYCOMED-CL B ADR.......................................             0       1,788,750        1,788,750
HBO & CO.........................................................     1,265,850               0        1,265,850
HEALTHSOUTH CORP.................................................     3,046,875               0        3,046,875
HEWLETT PACKARD CO...............................................     1,613,025       2,889,000        4,502,025
HOME DEPOT, INC..................................................     1,106,250               0        1,106,250
HOSPITALITY FRANCHISE SYSTEM, INC................................     2,912,000               0        2,912,000
HUMANA, INC......................................................     2,050,000               0        2,050,000
ILLINOIS TOOL WORKS, INC.........................................     3,323,500       3,421,250        6,744,750
INTEL CORP.......................................................     2,181,288               0        2,181,288
INTERNATIONAL BUSINESS MACHINES CORP.............................     1,612,938               0        1,612,938
*INTERNATIONAL GAME TECH.........................................             0       1,444,500        1,444,500
*INTERNATIONAL PAPER CO..........................................             0       1,645,238        1,645,238

                                                                             SHARES/PAR (000)
                                                                   -------------------------------------
                                                                      PNC
                                                                    GROWTH
                                                                    EQUITY        COMPASS      PRO-FORMA
                                                                   PORTFOLIO    GROWTH FUND    COMBINED
                                                                   ---------    -----------    ---------
INTERPUBLIC GROUP OF COS.,INC....................................   $73,900      $       0     $ 73,900
JOHNSON & JOHNSON................................................    42,000              0       42,000
*KERR MCGEE CORP.................................................         0         40,000       40,000
KIMBERLY CLARK CORP..............................................         0         50,000       50,000
KNIGHT-RIDDER INC................................................         0         26,800       26,800
KROGER CO........................................................    77,200              0       77,200
LA QUINTA INNS, INC..............................................    90,000              0       90,000
LANCASTER COLONY CORP............................................    43,333              0       43,333
LOWE'S COS., INC.................................................    31,000              0       31,000
LSI LOGIC CORP...................................................    36,000              0       36,000
*LTV CORPORATION.................................................         0         74,000       74,000
MALLINCKRODT GROUP INC...........................................         0         50,700       50,700
MANOR CARE, INC..................................................    55,000              0       55,000
MARRIOT INTERNATIONAL, INC.......................................    83,000              0       83,000
MATTELL, INC.....................................................    64,062              0       64,062
MAY DEPT STORES..................................................         0         56,000       56,000
MCDONALDS CORP...................................................    62,000              0       62,000
MCGRAW-HILL, INC.................................................    34,800              0       34,800
MCI COMM CO......................................................         0         90,000       90,000
MERCK & CO., INC.................................................    50,000              0       50,000
MFS COMMUNICATIONS CO INC........................................         0         47,400       47,400
MICRON TECHNOLOGY, INC...........................................    13,700              0       13,700
MICROSOFT CORP...................................................    34,000              0       34,000
MICROSOFT INC....................................................         0         30,000       30,000
MILLIPORE CORP...................................................    40,000              0       40,000
MINNESOTA MINING & MANUFACTURING CO..............................    45,000         22,500       67,500
MIRAGE RESORTS, INC..............................................    39,800              0       39,800
MOLEX, INC. CLASS A..............................................    53,750              0       53,750
MORGAN J P & CO..................................................         0         34,000       34,000
MOTOROLA, INC....................................................    37,100         37,000       74,100
*M.S. CARRIERS INC...............................................         0        120,200      120,200
NABISCO HOLDINGS CORP............................................    36,000              0       36,000
*NALCO CHEMICAL COMPANY..........................................         0         38,000       38,000
NEWELL CO........................................................    55,600              0       55,600
*NOBLE AFFILIATES................................................         0         53,000       53,000
NOKIA ADR CLASS A................................................         0         16,500       16,500
NOVELL INC.......................................................         0        128,000      128,000
OFFICEMAX, INC...................................................    93,400              0       93,400
OMNICOM GROUP,INC................................................    40,000              0       40,000
ORACLE SYSTEMS CORP..............................................    42,000              0       42,000


                                                                              VALUE AT MARCH 31, 1995
                                                                   ---------------------------------------------
                                                                        PNC
                                                                   GROWTH EQUITY      COMPASS        PRO-FORMA
                                                                     PORTFOLIO      GROWTH FUND       COMBINED
                                                                   -------------    ------------    ------------
INTERPUBLIC GROUP OF COS.,INC....................................  $  2,762,013     $         0     $  2,762,013
JOHNSON & JOHNSON................................................     2,499,000               0        2,499,000
*KERR MCGEE CORP.................................................             0       2,040,000        2,040,000
KIMBERLY CLARK CORP..............................................             0       2,600,000        2,600,000
KNIGHT-RIDDER INC................................................             0       1,514,200        1,514,200
KROGER CO........................................................     2,036,150               0        2,036,150
LA QUINTA INNS, INC..............................................     2,441,250               0        2,441,250
LANCASTER COLONY CORP............................................     1,538,322               0        1,538,322
LOWE'S COS., INC.................................................     1,069,500               0        1,069,500
LSI LOGIC CORP...................................................     1,890,000               0        1,890,000
*LTV CORPORATION.................................................             0       1,128,500        1,128,500
MALLINCKRODT GROUP INC...........................................             0       1,711,125        1,711,125
MANOR CARE, INC..................................................     1,670,625               0        1,670,625
MARRIOT INTERNATIONAL, INC.......................................     2,884,250               0        2,884,250
MATTELL, INC.....................................................     1,577,526               0        1,577,526
MAY DEPT STORES..................................................             0       2,072,000        2,072,000
MCDONALDS CORP...................................................     2,115,750               0        2,115,750
MCGRAW-HILL, INC.................................................     2,496,900               0        2,496,900
MCI COMM CO......................................................             0       1,856,250        1,856,250
MERCK & CO., INC.................................................     2,131,250               0        2,131,250
MFS COMMUNICATIONS CO INC........................................             0       1,659,000        1,659,000
MICRON TECHNOLOGY, INC...........................................     1,041,200               0        1,041,200
MICROSOFT CORP...................................................     2,418,250               0        2,418,250
MICROSOFT INC....................................................             0       2,133,750        2,133,750
MILLIPORE CORP...................................................     2,230,000               0        2,230,000
MINNESOTA MINING & MANUFACTURING CO..............................     2,615,625       1,307,813        3,923,438
MIRAGE RESORTS, INC..............................................     1,114,400               0        1,114,400
MOLEX, INC. CLASS A..............................................     1,814,062               0        1,814,062
MORGAN J P & CO..................................................             0       2,074,000        2,074,000
MOTOROLA, INC....................................................     2,026,588       2,021,125        4,047,713
*M.S. CARRIERS INC...............................................             0       2,704,500        2,704,500
NABISCO HOLDINGS CORP............................................     1,030,500               0        1,030,500
*NALCO CHEMICAL COMPANY..........................................             0       1,277,750        1,277,750
NEWELL CO........................................................     1,417,800               0        1,417,800
*NOBLE AFFILIATES................................................             0       1,450,875        1,450,875
NOKIA ADR CLASS A................................................             0       1,212,750        1,212,750
NOVELL INC.......................................................             0       2,432,000        2,432,000
OFFICEMAX, INC...................................................     2,393,374               0        2,393,374
OMNICOM GROUP,INC................................................     2,190,000               0        2,190,000
ORACLE SYSTEMS CORP..............................................     1,312,500               0        1,312,500

                                                                             SHARES/PAR (000)
                                                                   -------------------------------------
                                                                      PNC
                                                                    GROWTH
                                                                    EQUITY        COMPASS      PRO-FORMA
                                                                   PORTFOLIO    GROWTH FUND    COMBINED
                                                                   ---------    -----------    ---------
PACIFICARE HEALTH SYSTEMS, INC. CLASS B..........................   $45,000      $       0     $ 45,000
PARKER-HANNIFIN CORP.............................................    40,000              0       40,000
PEPSICO,INC......................................................    65,300         73,000      138,300
*PERRIGO CO......................................................         0        100,000      100,000
PETSMART, INC....................................................    29,000              0       29,000
PFIZER, INC......................................................    25,000         35,000       60,000
PHILIP MORRIS COS., INC..........................................    34,500              0       34,500
*POLICY MANAGEMENT SYSTEM........................................         0         44,000       44,000
PPG INDUSTRIES, INC..............................................    30,000              0       30,000
PROCTER & GAMBLE CO..............................................    33,500              0       33,500
PROMUS COS., INC.................................................    14,000              0       14,000
READERS DIGEST ASSOCIATION, INC..................................    35,400              0       35,400
REPUBLIC NEW YORK CORP...........................................         0         66,000       66,000
REUTERS HOLDINGS PLC ADR.........................................    36,000              0       36,000
RUBBERMAID, INC..................................................    30,000         46,000       76,000
R.R. DONNELLEY & SONS CO.........................................    40,000              0       40,000
SARA LEE CORP....................................................    80,000         63,800      143,800
*SCHLUMBERGER LTD................................................         0         34,500       34,500
SCHOLASTIC CORPORATION...........................................         0         51,700       51,700
SCOTT PAPER CO...................................................    25,000              0       25,000
SERVICE CORP. INTERNATIONAL......................................    75,000              0       75,000
STAPLES, INC.....................................................    60,000              0       60,000
TEVA PHARMACEUTICAL INDUSTRIES LTD, ADR..........................    70,000              0       70,000
TEXAS INSTRUMENTS, INC...........................................    12,500              0       12,500
TYSON FOODS, INC.................................................    60,500              0       60,500
* UNOCAL CORP....................................................         0         99,000       99,000
UST, INC.........................................................    60,000              0       60,000
* VALUE HEALTH INC...............................................         0         38,300       38,300
VARIAN ASSOCIATES, INC...........................................    53,200              0       53,200
VIACOM, INC. CLASS B.............................................    18,000              0       18,000
VODAFONE GRP PLC ADR.............................................         0         75,000       75,000
WAL-MART STORES, INC.............................................    24,000         85,000      109,000
WALT DISNEY CO...................................................    38,000              0       38,000
WARNER-LAMBERT CO................................................    17,000              0       17,000
WASHINGTON POST CLASS B..........................................         0          8,000        8,000
XEROX CORP.......................................................     9,200              0        9,200
YORK INTERNATIONAL CORP..........................................         0         38,700       38,700


                                                                              VALUE AT MARCH 31, 1995
                                                                   ---------------------------------------------
                                                                        PNC
                                                                   GROWTH EQUITY      COMPASS        PRO-FORMA
                                                                     PORTFOLIO      GROWTH FUND       COMBINED
                                                                   -------------    ------------    ------------
PACIFICARE HEALTH SYSTEMS, INC. CLASS B..........................  $  3,251,250     $         0     $  3,251,250
PARKER-HANNIFIN CORP.............................................     1,770,000               0        1,770,000
PEPSICO,INC......................................................     2,546,700       2,847,000        5,393,700
*PERRIGO CO......................................................             0       1,162,500        1,162,500
PETSMART, INC....................................................     1,015,000               0        1,015,000
PFIZER, INC......................................................     2,143,750       3,001,250        5,145,000
PHILIP MORRIS COS., INC..........................................     2,251,125               0        2,251,125
*POLICY MANAGEMENT SYSTEM........................................             0       1,930,500        1,930,500
PPG INDUSTRIES, INC..............................................     1,132,500               0        1,132,500
PROCTER & GAMBLE CO..............................................     2,219,375               0        2,219,375
PROMUS COS., INC.................................................       525,000               0          525,000
READERS DIGEST ASSOCIATION, INC..................................     1,703,625               0        1,703,625
REPUBLIC NEW YORK CORP...........................................             0       3,242,250        3,242,250
REUTERS HOLDINGS PLC ADR.........................................     1,656,000               0        1,656,000
RUBBERMAID, INC..................................................       990,000       1,518,000        2,508,000
R.R. DONNELLEY & SONS CO.........................................     1,375,000               0        1,375,000
SARA LEE CORP....................................................     2,090,000       1,666,775        3,756,775
*SCHLUMBERGER LTD................................................             0       2,057,063        2,057,063
SCHOLASTIC CORPORATION...........................................             0       2,817,650        2,817,650
SCOTT PAPER CO...................................................     2,234,375               0        2,234,375
SERVICE CORP. INTERNATIONAL......................................     2,100,000               0        2,100,000
STAPLES, INC.....................................................     1,582,500               0        1,582,500
TEVA PHARMACEUTICAL INDUSTRIES LTD, ADR..........................     2,108,750               0        2,108,750
TEXAS INSTRUMENTS, INC...........................................     1,106,250               0        1,106,250
TYSON FOODS, INC.................................................     1,459,562               0        1,459,562
* UNOCAL CORP....................................................             0       2,846,250        2,846,250
UST, INC.........................................................     1,905,000               0        1,905,000
* VALUE HEALTH INC...............................................             0       1,464,975        1,464,975
VARIAN ASSOCIATES, INC...........................................     2,241,050               0        2,241,050
VIACOM, INC. CLASS B.............................................       805,500               0          805,500
VODAFONE GRP PLC ADR.............................................             0       2,484,375        2,484,375
WAL-MART STORES, INC.............................................       612,000       2,167,500        2,779,500
WALT DISNEY CO...................................................     2,028,250               0        2,028,250
WARNER-LAMBERT CO................................................     1,330,250               0        1,330,250
WASHINGTON POST CLASS B..........................................             0       2,056,000        2,056,000
XEROX CORP.......................................................     1,079,850               0        1,079,850
YORK INTERNATIONAL CORP..........................................             0       1,528,650        1,528,650

                                                                                                 SHARES/PAR (000)
                                                                                       -------------------------------------
                                                                                          PNC
                                                                                        GROWTH
                                                                                        EQUITY        COMPASS      PRO-FORMA
                                                                   RATE    MATURITY    PORTFOLIO    GROWTH FUND    COMBINED
                                                                   ----    --------    ---------    -----------    ---------
ZENECA GROUP PLC ADR.............................................                       $     0      $  72,000     $ 72,000
FIXED INCOME SECURITIES:
FEDERAL HOME LOAN BANK DISCOUNT NOTES............................  6.25%   04/03/95      26,240              0       26,240
REPO (6.25%).....................................................  6.25    04/03/95           0          7,266        7,266


                                                                              VALUE AT MARCH 31, 1995
                                                                   ---------------------------------------------
                                                                        PNC
                                                                   GROWTH EQUITY      COMPASS        PRO-FORMA
                                                                     PORTFOLIO      GROWTH FUND       COMBINED
                                                                   -------------    ------------    ------------
ZENECA GROUP PLC ADR.............................................  $          0     $ 3,051,000     $  3,051,000
FIXED INCOME SECURITIES:
FEDERAL HOME LOAN BANK DISCOUNT NOTES............................    26,230,889               0       26,230,889
REPO (6.25%).....................................................             0       7,266,000        7,266,000
                                                                   ------------    ------------     ------------
TOTAL INVESTMENTS................................................  $223,481,531    $142,055,638     $365,537,169
                                                                   ============    ============     ============

---------------

*  Denotes securities in violation of proposed investment objectives.

            See Accompanying Notes to Pro-Forma Financial Statements

                     PNC SMALL CAP GROWTH EQUITY PORTFOLIO
                           COMPASS SMALL COMPANY FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                      SHARES/PAR (000)
                                                            -------------------------------------
                                                                 PNC         COMPASS
                                                              SMALL CAP       SMALL
                                                            GROWTH EQUITY    COMPANY    PRO-FORMA
                                                              PORTFOLIO       FUND      COMBINED
                                                            -------------    -------    ---------
EQUITY SECURITIES:
AAR CORP..................................................     $     0       $31,500     $31,500
ABR INFORMATION SERVICES..................................      19,200            0       19,200
ACCUSTAFF, INC. ..........................................      27,600            0       27,600
ACT MANUFACTURING, INC. ..................................      11,400            0       11,400
ACXIOM CORP. .............................................      70,000            0       70,000
ADTRAN, INC. .............................................      30,000            0       30,000
AFC CABLE SYSTEMS, INC....................................      29,300            0       29,300
ALASKA AIRGROUP INC.......................................           0       22,600       22,600
ALIAS RESEARCH, INC. .....................................      40,000            0       40,000
AMCAST INDUSTRIAL CORP. ..................................           0       19,000       19,000
AMERICAN MEDICAL RESPONSE, INC. ..........................      20,000            0       20,000
AMERICAN HOMEPATIENT INC. ................................      42,000            0       42,000
AMERICAN MANAGEMENT SYSTEMS, INC. ........................      61,900            0       61,900
AMPHENOL CORP. ...........................................      48,500            0       48,500
APPLIED MAGNETICS.........................................           0       31,500       31,500
APPLIED VOICE TECHNOLOGY, INC. ...........................      32,500            0       32,500
ARROW INTERNATIONAL, INC. ................................      16,400            0       16,400
ARVIN INDUSTRIES..........................................           0       15,200       15,200
ASM LITHOGRAPHY HOLDING...................................      33,600            0       33,600
ASPEN TECHNOLOGY, INC. ...................................      35,600            0       35,600
ATRIA SOFTWARE, INC. .....................................      43,500            0       43,500
BERGEN BRUNSWIG...........................................           0       25,095       25,095
BOOKS-A-MILLION, INC. ....................................      70,000            0       70,000
BOWNE & CO INC............................................           0       21,300       21,300
BRANDON SYSTEMS CORP. ....................................      20,000            0       20,000
BROWN GROUP INC...........................................           0        8,800        8,800
BUGABOO CREEK STEAK HOUSE, INC. ..........................      16,400            0       16,400
CALDOR CORP...............................................           0       13,900       13,900
CAPSTEAD MORTGAGE CORP....................................           0       11,400       11,400
CAROLINA FREIGHT CORP.....................................           0       27,300       27,300
CASCADE COMMUNICATIONS CORP. .............................      15,000            0       15,000

                                                                      VALUE AT MARCH 31, 1995
                                                            --------------------------------------------
                                                                 PNC           COMPASS
                                                              SMALL CAP         SMALL
                                                            GROWTH EQUITY      COMPANY        PRO-FORMA
                                                              PORTFOLIO          FUND         COMBINED
                                                            -------------     ----------     -----------
EQUITY SECURITIES:
AAR CORP..................................................   $         0      $  381,938     $   381,938
ABR INFORMATION SERVICES..................................       475,200               0         475,200
ACCUSTAFF, INC. ..........................................       527,850               0         527,850
ACT MANUFACTURING, INC. ..................................       162,450               0         162,450
ACXIOM CORP. .............................................     1,172,500               0       1,172,500
ADTRAN, INC. .............................................     1,672,500               0       1,672,500
AFC CABLE SYSTEMS, INC....................................       454,150               0         454,150
ALASKA AIRGROUP INC.......................................             0         358,775         358,775
ALIAS RESEARCH, INC. .....................................     1,220,000               0       1,220,000
AMCAST INDUSTRIAL CORP. ..................................             0         380,000         380,000
AMERICAN MEDICAL RESPONSE, INC. ..........................       502,500               0         502,500
AMERICAN HOMEPATIENT INC. ................................     1,175,125               0       1,175,125
AMERICAN MANAGEMENT SYSTEMS, INC. ........................     1,199,313               0       1,199,313
AMPHENOL CORP. ...........................................     1,212,500               0       1,212,500
APPLIED MAGNETICS.........................................             0          82,688          82,688
APPLIED VOICE TECHNOLOGY, INC. ...........................       662,188               0         662,188
ARROW INTERNATIONAL, INC. ................................       578,100               0         578,100
ARVIN INDUSTRIES..........................................             0         323,000         323,000
ASM LITHOGRAPHY HOLDING...................................       945,000               0         945,000
ASPEN TECHNOLOGY, INC. ...................................       703,100               0         703,100
ATRIA SOFTWARE, INC. .....................................     2,066,250               0       2,066,250
BERGEN BRUNSWIG...........................................             0         671,291         671,291
BOOKS-A-MILLION, INC. ....................................     1,023,750               0       1,023,750
BOWNE & CO INC............................................             0         343,463         343,463
BRANDON SYSTEMS CORP. ....................................       437,500               0         437,500
BROWN GROUP INC...........................................             0         255,200         255,200
BUGABOO CREEK STEAK HOUSE, INC. ..........................       205,000               0         205,000
CALDOR CORP...............................................             0         297,113         297,113
CAPSTEAD MORTGAGE CORP....................................             0         256,500         256,500
CAROLINA FREIGHT CORP.....................................             0         273,000         273,000
CASCADE COMMUNICATIONS CORP. .............................     1,035,000               0       1,035,000

                                                                      SHARES/PAR (000)
                                                            -------------------------------------
                                                                 PNC         COMPASS
                                                              SMALL CAP       SMALL
                                                            GROWTH EQUITY    COMPANY    PRO-FORMA
                                                              PORTFOLIO       FUND      COMBINED
                                                            -------------    -------    ---------
CHIQUITTA BRANDS INTL.....................................     $     0      $23,100      $23,100
COGNEX CORP. .............................................      54,500            0       54,500
COHERENT COMMUNICATIONS SYSTEM CORP. .....................      34,000            0       34,000
COMDISCO INC..............................................           0        4,600        4,600
CONCENTRA CORP. ..........................................      54,800            0       54,800
CONTINENTAL MEDICAL SYS...................................           0       30,900       30,900
COORS ADOLPH CO. .........................................           0       15,300       15,300
CPI CORP..................................................           0       19,000       19,000
CRAY RESEARCH INC. .......................................           0       20,700       20,700
CRSS INC..................................................           0        2,200        2,200
CYCARE SYSTEMS, INC. .....................................      27,000            0       27,000
DAVIDSON & ASSOCIATES, INC. ..............................      12,000            0       12,000
DELTA WOODSIDE IND. INC. .................................           0       30,600       30,600
DH TECHNOLOGY, INC........................................      26,500            0       26,500
DIALOGIC CORP.............................................      20,800            0       20,800
DIAMOND SHAMROCK, INC.....................................           0       12,200       12,200
DOUBLETREE CORP...........................................      51,000            0       51,000
DURA PHARMACEUTICALS......................................      50,000            0       50,000
EGG HEAD INC..............................................           0       25,000       25,000
EIS INTERNATIONAL, INC....................................      71,000            0       71,000
ELECTRO SCIENTIFIC INDUSTRIES, INC........................      25,300            0       25,300
ELECTRONICS FOR IMAGING, INC..............................      20,400            0       20,400
ENERGEN CORP..............................................           0       19,000       19,000
ENSERCH CORP..............................................           0       21,800       21,800
EPIC DESIGN TECHNOLOGY, INC...............................      12,200            0       12,200
FAIR, ISSAC & CO., INC....................................      17,000            0       17,000
FORE SYSTEMS, INC.........................................      33,000            0       33,000
FRED'S INCORPORATED.......................................           0       30,000       30,000
FSI INTERNATIONAL, INC....................................      33,100            0       33,100
FTP SOFTWARE, INC.........................................      37,200            0       37,200
FURON CO..................................................           0        5,100        5,100
GARTNER GROUP INC. NEW CLASS A............................      40,000            0       40,000
GENERAL HOST CORP.........................................           0       27,563       27,563
GENESCO INC...............................................           0       53,100       53,100
GENEVA STEEL CLASS A......................................           0       17,700       17,700
GIBSON GREETINGS INC......................................           0       23,100       23,100
GILAT SATELLITE NETWORKS..................................      55,000            0       55,000
GOOD GUYS INC.............................................           0       30,100       30,100
GUARANTY NATIONAL CORP....................................           0       19,500       19,500
GUILFORD MILLS INC........................................           0       19,000       19,000

                                                                      VALUE AT MARCH 31, 1995
                                                            --------------------------------------------
                                                                 PNC           COMPASS
                                                              SMALL CAP         SMALL
                                                            GROWTH EQUITY      COMPANY        PRO-FORMA
                                                              PORTFOLIO          FUND         COMBINED
                                                            -------------     ----------     -----------
CHIQUITTA BRANDS INTL.....................................   $         0      $  291,638     $   291,638
COGNEX CORP. .............................................     1,566,875               0       1,566,875
COHERENT COMMUNICATIONS SYSTEM CORP. .....................       658,750               0         658,750
COMDISCO INC..............................................             0         123,050         123,050
CONCENTRA CORP. ..........................................       753,500               0         753,500
CONTINENTAL MEDICAL SYS...................................             0         239,475         239,475
COORS ADOLPH CO. .........................................             0         250,538         250,538
CPI CORP..................................................             0         301,625         301,625
CRAY RESEARCH INC. .......................................             0         380,363         380,363
CRSS INC..................................................             0          20,075          20,075
CYCARE SYSTEMS, INC. .....................................       590,625               0         590,625
DAVIDSON & ASSOCIATES, INC. ..............................       402,000               0         402,000
DELTA WOODSIDE IND. INC. .................................             0         256,275         256,275
DH TECHNOLOGY, INC........................................       550,438               0         550,438
DIALOGIC CORP.............................................       590,200               0         590,200
DIAMOND SHAMROCK, INC.....................................             0         321,775         321,775
DOUBLETREE CORP...........................................     1,032,750               0       1,032,750
DURA PHARMACEUTICALS......................................       743,750               0         743,750
EGG HEAD INC..............................................             0         212,500         212,500
EIS INTERNATIONAL, INC....................................     1,189,250               0       1,189,250
ELECTRO SCIENTIFIC INDUSTRIES, INC........................       610,363               0         610,363
ELECTRONICS FOR IMAGING, INC..............................     1,091,400               0       1,091,400
ENERGEN CORP..............................................             0         434,625         434,625
ENSERCH CORP..............................................             0         324,275         324,275
EPIC DESIGN TECHNOLOGY, INC...............................       326,350               0         326,350
FAIR, ISSAC & CO., INC....................................       816,000               0         816,000
FORE SYSTEMS, INC.........................................     1,303,500               0       1,303,500
FRED'S INCORPORATED.......................................             0         292,500         292,500
FSI INTERNATIONAL, INC....................................     1,336,413               0       1,336,413
FTP SOFTWARE, INC.........................................     1,181,100               0       1,181,100
FURON CO..................................................             0          98,175          98,175
GARTNER GROUP INC. NEW CLASS A............................     1,720,000               0       1,720,000
GENERAL HOST CORP.........................................             0         182,602         182,602
GENESCO INC...............................................             0         139,388         139,388
GENEVA STEEL CLASS A......................................             0         210,188         210,188
GIBSON GREETINGS INC......................................             0         205,013         205,013
GILAT SATELLITE NETWORKS..................................       893,750               0         893,750
GOOD GUYS INC.............................................             0         353,675         353,675
GUARANTY NATIONAL CORP....................................             0         302,250         302,250
GUILFORD MILLS INC........................................             0         408,500         408,500

                                                                      SHARES/PAR (000)
                                                            -------------------------------------
                                                                 PNC         COMPASS
                                                              SMALL CAP       SMALL
                                                            GROWTH EQUITY    COMPANY    PRO-FORMA
                                                              PORTFOLIO       FUND      COMBINED
                                                            -------------    -------    ---------
GULF SOUTH MEDICAL SUPPLY, INC............................     $30,000       $    0      $30,000
HANDLEMAN CO DEL..........................................           0       34,500       34,500
HARMAN INTERNATIONAL INDUSTRIES, INC......................      34,000            0       34,000
HBO & CO..................................................      26,000            0       26,000
HCIA, INC.................................................      64,000            0       64,000
HEALTH CARE & RETIREMENT..................................      38,900            0       38,900
HECHINGER COMPANY CL A....................................           0       39,000       39,000
HUFFY CORP................................................           0       23,400       23,400
HYPERION SOFTWARE CORP....................................      29,000            0       29,000
IDEXX LABORATORIES, INC...................................      35,000            0       35,000
IES INDUSTRIES INC. (ST)..................................           0       10,100       10,100
INFORMATION STORAGE DEVICES, INC..........................       2,700            0        2,700
INTEGRATED SILICON SOLUTION, INC..........................      39,000            0       39,000
INTERFACE INC. CL A.......................................           0       30,700       30,700
INTERGRAPH CORP...........................................           0       40,700       40,700
INTERNATIONAL RECTIFIER CORP..............................      43,300            0       43,300
ISOLYSER COMPANY, INC.....................................      44,400            0       44,400
JOHN ALDEN FIN CORP.......................................           0       10,800       10,800
JUST FOR FEET, INC........................................      52,600            0       52,600
LAM RESEARCH CORP.........................................      22,400            0       22,400
LANDRY'S SEAFOOD RESTAURANTS, INC.........................      44,500            0       44,500
LANDSTAR SYSTEM, INC......................................      32,700            0       32,700
LDDS COMMUNICATIONS, INC..................................      23,400            0       23,400
L.A. GEAR INC.............................................           0       16,700       16,700
MACROMEDIA, INC...........................................      28,600            0       28,600
MAGMA COPPER COMPANY......................................           0       21,000       21,000
MARSHALL INDUSTRIES.......................................           0       12,400       12,400
MEDAPHIS CORP.............................................      22,300            0       22,300
MEDIC COMPUTER SYSTEMS, INC...............................      35,800            0       35,800
MEDPARTNERS, INC..........................................      11,100            0       11,100
MICREL, INC...............................................      66,400            0       66,400
MICRO WAREHOUSE, INC......................................      29,900            0       29,900
MICROCOM INC..............................................      97,320            0       97,320
MICROTEC RESEARCH, INC....................................      59,600            0       59,600
MID-AMERICAN WASTE........................................           0       38,300       38,300
MORGAN KEEGAN INC.........................................           0       29,850       29,850
MORRISON KNUDSEN INC......................................           0       26,000       26,000
MORRISON RESTAURANTS, INC.................................      43,600            0       43,600
MOVIE GALLERY, INC........................................      40,000            0       40,000
M.S. CARRIERS, INC........................................      22,700            0       22,700

                                                                      VALUE AT MARCH 31, 1995
                                                            --------------------------------------------
                                                                 PNC           COMPASS
                                                              SMALL CAP         SMALL
                                                            GROWTH EQUITY      COMPANY        PRO-FORMA
                                                              PORTFOLIO          FUND         COMBINED
                                                            -------------     ----------     -----------
GULF SOUTH MEDICAL SUPPLY, INC............................   $ 1,222,500      $        0     $ 1,222,500
HANDLEMAN CO DEL..........................................             0         370,875         370,875
HARMAN INTERNATIONAL INDUSTRIES, INC......................     1,262,250               0       1,262,250
HBO & CO..................................................     1,131,000               0       1,131,000
HCIA, INC.................................................     1,568,000               0       1,568,000
HEALTH CARE & RETIREMENT..................................     1,225,350               0       1,225,350
HECHINGER COMPANY CL A....................................             0         433,875         433,875
HUFFY CORP................................................             0         353,925         353,925
HYPERION SOFTWARE CORP....................................     1,355,750               0       1,355,750
IDEXX LABORATORIES, INC...................................     1,452,500               0       1,452,500
IES INDUSTRIES INC. (ST)..................................             0         251,238         251,238
INFORMATION STORAGE DEVICES, INC..........................        58,050               0          58,050
INTEGRATED SILICON SOLUTION, INC..........................     1,365,000               0       1,365,000
INTERFACE INC. CL A.......................................             0         429,800         429,800
INTERGRAPH CORP...........................................             0         483,313         483,313
INTERNATIONAL RECTIFIER CORP..............................     1,039,200               0       1,039,200
ISOLYSER COMPANY, INC.....................................       799,200               0         799,200
JOHN ALDEN FIN CORP.......................................             0         198,450         198,450
JUST FOR FEET, INC........................................     1,321,575               0       1,321,575
LAM RESEARCH CORP.........................................     1,002,400               0       1,002,400
LANDRY'S SEAFOOD RESTAURANTS, INC.........................     1,362,813               0       1,362,813
LANDSTAR SYSTEM, INC......................................     1,030,050               0       1,030,050
LDDS COMMUNICATIONS, INC..................................       546,970               0         546,970
L.A. GEAR INC.............................................             0          56,363          56,363
MACROMEDIA, INC...........................................       965,250               0         965,250
MAGMA COPPER COMPANY......................................             0         364,875         364,875
MARSHALL INDUSTRIES.......................................             0         322,400         322,400
MEDAPHIS CORP.............................................     1,404,900               0       1,404,900
MEDIC COMPUTER SYSTEMS, INC...............................     1,557,300               0       1,557,300
MEDPARTNERS, INC..........................................       245,588               0         245,588
MICREL, INC...............................................     1,162,000               0       1,162,000
MICRO WAREHOUSE, INC......................................       926,900               0         926,900
MICROCOM INC..............................................     1,103,974               0       1,103,974
MICROTEC RESEARCH, INC....................................       745,000               0         745,000
MID-AMERICAN WASTE........................................             0         143,625         143,625
MORGAN KEEGAN INC.........................................             0         444,019         444,019
MORRISON KNUDSEN INC......................................             0         156,000         156,000
MORRISON RESTAURANTS, INC.................................       959,200               0         959,200
MOVIE GALLERY, INC........................................     1,075,000               0       1,075,000
M.S. CARRIERS, INC........................................       510,750               0         510,750

                                                                      SHARES/PAR (000)
                                                            -------------------------------------
                                                                 PNC         COMPASS
                                                              SMALL CAP       SMALL
                                                            GROWTH EQUITY    COMPANY    PRO-FORMA
                                                              PORTFOLIO       FUND      COMBINED
                                                            -------------    -------    ---------
M/A COM, INC..............................................     $     0      $11,900      $11,900
NACCO IND.................................................           0        7,200        7,200
NASHUA CORPORATION........................................           0       14,500       14,500
NATIONAL COMPUTER SYSTEMS INC.............................      33,800            0       33,800
NATIONAL SERVICES INDUS...................................           0        9,600        9,600
NAUTICA ENTERPRISES.......................................      30,600            0       30,600
NETMANAGE, INC............................................      36,500            0       36,500
NETWORK GENERAL CORP......................................      48,700            0       48,700
NORRELL CORP..............................................      40,900            0       40,900
O'CHARLEY'S, INC..........................................      18,000            0       18,000
OHIO CASUALTY CORP........................................           0       11,100       11,100
OMNICARE, INC.............................................      25,000            0       25,000
OPTI, INC.................................................      53,000            0       53,000
ORTHODONTIC CENTERS OF AMERICA, INC.......................      71,300            0       71,300
ORTHOFIX INTERNATIONAL, N.V...............................      75,000            0       75,000
OUTBOARD MARINE CORP......................................           0       18,800       18,800
PAIRGAIN TECHNOLOGIES, INC................................      22,700            0       22,700
PAPA JOHN'S INTERNATIONAL, INC............................      18,500            0       18,500
PAYCHEX, INC..............................................       9,500            0        9,500
PEAK TECHNOLOGIES GROUP...................................      40,000            0       40,000
PETCO ANIMAL SUPPLIES, INC................................      32,800            0       32,800
PHH CORP..................................................           0        7,600        7,600
PHOTRONICS, INC...........................................      67,500            0       67,500
PHYCOR, INC...............................................      46,800            0       46,800
PIERCING PAGODA, INC......................................      24,300            0       24,300
PINKERTON'S INC...........................................           0       10,700       10,700
PIONEER STANDARD ELECT....................................           0       24,200       24,200
POOL ENERGY SERVICES......................................           0       39,700       39,700
POPE & TALBOT INC.........................................           0       21,000       21,000
PRIMARK CORP..............................................           0       21,900       21,900
PROVIDENT LIFE & ACCIDENT.................................           0       14,800       14,800
PROXIMA CORP..............................................      31,500            0       31,500
PULTE CORP................................................           0       18,300       18,300
QUAKER STATE CORP.........................................           0       20,700       20,700
QUALITY DINING, INC.......................................       9,700            0        9,700
QUANEX CORP...............................................           0       16,500       16,500
QUANTUM CORPORATION.......................................           0       22,300       22,300
QUICKSILVER, INC..........................................      26,500            0       26,500
QUINTILES TRANSNATIONAL CORP..............................      37,000            0       37,000
REGAL CINEMAS, INC........................................      41,800            0       41,800

                                                                      VALUE AT MARCH 31, 1995
                                                            --------------------------------------------
                                                                 PNC           COMPASS
                                                              SMALL CAP         SMALL
                                                            GROWTH EQUITY      COMPANY        PRO-FORMA
                                                              PORTFOLIO          FUND         COMBINED
                                                            -------------     ----------     -----------
M/A COM, INC..............................................   $         0      $  117,513     $   117,513
NACCO IND.................................................             0         392,400         392,400
NASHUA CORPORATION........................................             0         280,938         280,938
NATIONAL COMPUTER SYSTEMS INC.............................       566,150               0         566,150
NATIONAL SERVICES INDUS...................................             0         259,200         259,200
NAUTICA ENTERPRISES.......................................       956,250               0         956,250
NETMANAGE, INC............................................     1,533,000               0       1,533,000
NETWORK GENERAL CORP......................................     1,387,950               0       1,387,950
NORRELL CORP..............................................       899,800               0         899,800
O'CHARLEY'S, INC..........................................       211,500               0         211,500
OHIO CASUALTY CORP........................................             0         374,625         374,625
OMNICARE, INC.............................................     1,312,500               0       1,312,500
OPTI, INC.................................................       854,625               0         854,625
ORTHODONTIC CENTERS OF AMERICA, INC.......................     1,256,663               0       1,256,663
ORTHOFIX INTERNATIONAL, N.V...............................     1,331,250               0       1,331,250
OUTBOARD MARINE CORP......................................             0         394,800         394,800
PAIRGAIN TECHNOLOGIES, INC................................       541,963               0         541,963
PAPA JOHN'S INTERNATIONAL, INC............................       663,686               0         663,686
PAYCHEX, INC..............................................       437,000               0         437,000
PEAK TECHNOLOGIES GROUP...................................       800,000               0         800,000
PETCO ANIMAL SUPPLIES, INC................................       688,800               0         688,800
PHH CORP..................................................             0         288,800         288,800
PHOTRONICS, INC...........................................     1,535,625               0       1,535,625
PHYCOR, INC...............................................     1,602,900               0       1,602,900
PIERCING PAGODA, INC......................................       206,550               0         206,550
PINKERTON'S INC...........................................             0         173,875         173,875
PIONEER STANDARD ELECT....................................             0         441,650         441,650
POOL ENERGY SERVICES......................................             0         312,638         312,638
POPE & TALBOT INC.........................................             0         336,000         336,000
PRIMARK CORP..............................................             0         314,813         314,813
PROVIDENT LIFE & ACCIDENT.................................             0         334,850         334,850
PROXIMA CORP..............................................       815,063               0         815,063
PULTE CORP................................................             0         430,050         430,050
QUAKER STATE CORP.........................................             0         284,625         284,625
QUALITY DINING, INC.......................................       118,825               0         118,825
QUANEX CORP...............................................             0         375,375         375,375
QUANTUM CORPORATION.......................................             0         331,713         331,713
QUICKSILVER, INC..........................................       571,253               0         571,253
QUINTILES TRANSNATIONAL CORP..............................     1,341,250               0       1,341,250
REGAL CINEMAS, INC........................................     1,034,550               0       1,034,550

                                                                      SHARES/PAR (000)
                                                            -------------------------------------
                                                                 PNC         COMPASS
                                                              SMALL CAP       SMALL
                                                            GROWTH EQUITY    COMPANY    PRO-FORMA
                                                              PORTFOLIO       FUND      COMBINED
                                                            -------------    -------    ---------
RELIASTAR FINANCIAL CORP..................................     $     0       $9,200      $ 9,200
REMEDY CORP...............................................       1,000            0        1,000
ROBERT HALF INTERNATIONAL, INC............................      52,800            0       52,800
ROCK BOTTOM RESTAURANTS, INC..............................      60,000            0       60,000
ROSS STORES INCORPORATED..................................           0       25,600       25,600
RUDDICK CORP..............................................           0       19,200       19,200
RYKOFF-SEXTON INC.........................................           0       21,625       21,625
SCIENTIFIC GAMES HOLDING CORP., INC.......................      44,000            0       44,000
SHIVA CORP................................................      30,000            0       30,000
SILICON VALLEY GROUP, INC.................................      40,000            0       40,000
SIZZLER INTERNATIONAL.....................................           0       57,300       57,300
SOFTKEY INTERNATIONAL, INC................................      53,000            0       53,000
SOFTWARE ARTISTRY, INC....................................      30,000            0       30,000
SOUTHDOWN INC.............................................           0       11,000       11,000
SPACELABS MEDICAL INC.....................................           0       17,000       17,000
SPEEDWAY MOTORSPORTS, INC.................................      27,600            0       27,600
SPS TRANSACTION CO........................................      32,000            0       32,000
SPX CORP..................................................           0       18,600       18,600
STONE CONTAINER CORP......................................           0       13,000       13,000
STORAGE USA, INC..........................................      40,000            0       40,000
STRATACOM, INC............................................      56,000            0       56,000
ST. JOHN KNITS, INC.......................................      30,000            0       30,000
SUN HEALTHCARE GROUP, INC.................................      45,000            0       45,000
SUNGLASS HUT INTERNATIONAL, INC...........................      45,500            0       45,500
SWIFT TRANSPORTATION CO., INC.............................      30,000            0       30,000
SYSTEM SOFTWARE ASSOCIATES, INC...........................      23,000            0       23,000
TECHNOL MEDICAL PRODUCTS, INC.............................      33,600            0       33,600
TENCOR INSTRUMENTS........................................      11,400            0       11,400
TERRA INDUSTRIES INC......................................           0       23,600       23,600
TGV SOFTWARE, INC.........................................      14,000            0       14,000
THE LEARNING CO...........................................      50,000            0       50,000
THIOKOL CORP..............................................           0       15,400       15,400
TIVOLI SYSTEMS, INC.......................................      35,100            0       35,100
TOMMY HILFIGER CORP.......................................      50,000            0       50,000
TORO COMPANY..............................................           0       14,000       14,000
TOWER SEMICONDUCTOR LTD...................................      32,400            0       32,400
TREND-LINES, INC..........................................      31,000            0       31,000
TRIMBLE NAVIGATION, LTD...................................      50,000            0       50,000
UGI CORPORATION...........................................           0       14,500       14,500
ULTRATECH STEPPER, INC....................................      12,000            0       12,000

                                                                      VALUE AT MARCH 31, 1995
                                                            --------------------------------------------
                                                                 PNC           COMPASS
                                                              SMALL CAP         SMALL
                                                            GROWTH EQUITY      COMPANY        PRO-FORMA
                                                              PORTFOLIO          FUND         COMBINED
                                                            -------------     ----------     -----------
RELIASTAR FINANCIAL CORP..................................   $         0      $  312,800     $   312,800
REMEDY CORP...............................................        35,875               0          35,875
ROBERT HALF INTERNATIONAL, INC............................     1,346,400               0       1,346,400
ROCK BOTTOM RESTAURANTS, INC..............................     1,237,500               0       1,237,500
ROSS STORES INCORPORATED..................................             0         281,600         281,600
RUDDICK CORP..............................................             0         384,000         384,000
RYKOFF-SEXTON INC.........................................             0         340,594         340,594
SCIENTIFIC GAMES HOLDING CORP., INC.......................       913,000               0         913,000
SHIVA CORP................................................       978,750               0         978,750
SILICON VALLEY GROUP, INC.................................     1,125,000               0       1,125,000
SIZZLER INTERNATIONAL.....................................             0         307,988         307,988
SOFTKEY INTERNATIONAL, INC................................     1,444,250               0       1,444,250
SOFTWARE ARTISTRY, INC....................................       720,000               0         720,000
SOUTHDOWN INC.............................................             0         187,000         187,000
SPACELABS MEDICAL INC.....................................             0         425,000         425,000
SPEEDWAY MOTORSPORTS, INC.................................       496,800               0         496,800
SPS TRANSACTION CO........................................     1,120,000               0       1,120,000
SPX CORP..................................................             0         269,700         269,700
STONE CONTAINER CORP......................................             0         297,375         297,375
STORAGE USA, INC..........................................     1,165,000               0       1,165,000
STRATACOM, INC............................................     2,408,000               0       2,408,000
ST. JOHN KNITS, INC.......................................     1,095,000               0       1,095,000
SUN HEALTHCARE GROUP, INC.................................     1,147,500               0       1,147,500
SUNGLASS HUT INTERNATIONAL, INC...........................     1,347,938               0       1,347,938
SWIFT TRANSPORTATION CO., INC.............................       465,000               0         465,000
SYSTEM SOFTWARE ASSOCIATES, INC...........................       575,000               0         575,000
TECHNOL MEDICAL PRODUCTS, INC.............................       638,400               0         638,400
TENCOR INSTRUMENTS........................................       675,450               0         675,450
TERRA INDUSTRIES INC......................................             0         256,650         256,650
TGV SOFTWARE, INC.........................................       315,000               0         315,000
THE LEARNING CO...........................................     1,493,750               0       1,493,750
THIOKOL CORP..............................................             0         436,975         436,975
TIVOLI SYSTEMS, INC.......................................     1,298,700               0       1,298,700
TOMMY HILFIGER CORP.......................................     1,100,000               0       1,100,000
TORO COMPANY..............................................             0         400,750         400,750
TOWER SEMICONDUCTOR LTD...................................       639,900               0         639,900
TREND-LINES, INC..........................................       406,875               0         406,875
TRIMBLE NAVIGATION, LTD...................................       950,000               0         950,000
UGI CORPORATION...........................................             0         277,313         277,313
ULTRATECH STEPPER, INC....................................       583,500               0         583,500

                                                                                          SHARES/PAR (000)
                                                                                -------------------------------------
                                                                                     PNC         COMPASS
                                                                                  SMALL CAP       SMALL
                                                                                GROWTH EQUITY    COMPANY    PRO-FORMA
                                                            RATE    MATURITY      PORTFOLIO       FUND      COMBINED
                                                            ----    --------    -------------    -------    ---------
UNC INC...................................................                         $     0      $71,800      $71,800
UNITED ILLUMINATING.......................................                               0       11,000       11,000
UNITED WASTE SYSTEMS, INC.................................                          45,500            0       45,500
UNIVERSAL CORP............................................                               0       10,200       10,200
UNIVERSAL HEALTH SERVICES.................................                               0       12,600       12,600
U.S. ROBOTICS CORP........................................                          23,000            0       23,000
U.S. SHOE CORPORATION.....................................                               0       18,100       18,100
VENCOR, INC...............................................                          35,500            0       35,500
VIVRA, INC................................................                          29,300            0       29,300
WACKENHUT CORRECTIONS CORP................................                          61,100            0       61,100
WASHINGTON WATER POWER....................................                               0       17,500       17,500
WATKINS JOHNSON CO........................................                               0        9,300        9,300
WESTERN PUBLISHING........................................                               0       20,500       20,500
FIXED INCOME SECURITIES:
FEDERAL HOME LOAN BANK DISCOUNT NOTES.....................  6.25%   04/03/95        16,350            0       16,350
SHOLODGE, INC.............................................  7.50    05/01/04         1,500            0        1,500
TRI-PARTY REPO (SHEARSON).................................                               0       72,700       72,700

                                                                      VALUE AT MARCH 31, 1995
                                                            --------------------------------------------
                                                                 PNC           COMPASS
                                                              SMALL CAP         SMALL
                                                            GROWTH EQUITY      COMPANY        PRO-FORMA
                                                              PORTFOLIO          FUND         COMBINED
                                                            -------------     ----------     -----------
UNC INC...................................................  $          0     $   394,900    $    394,900
UNITED ILLUMINATING.......................................             0         352,000         352,000
UNITED WASTE SYSTEMS, INC.................................     1,285,375               0       1,285,375
UNIVERSAL CORP............................................             0         212,925         212,925
UNIVERSAL HEALTH SERVICES.................................             0         318,150         318,150
U.S. ROBOTICS CORP........................................     1,437,500               0       1,437,500
U.S. SHOE CORPORATION.....................................             0         477,388         477,388
VENCOR, INC...............................................     1,264,688               0       1,264,688
VIVRA, INC................................................       944,925               0         944,925
WACKENHUT CORRECTIONS CORP................................     1,733,713               0       1,733,713
WASHINGTON WATER POWER....................................             0         262,500         262,500
WATKINS JOHNSON CO........................................             0         355,725         355,725
WESTERN PUBLISHING........................................             0         174,250         174,250
FIXED INCOME SECURITIES:
FEDERAL HOME LOAN BANK DISCOUNT NOTES.....................    16,344,323               0      16,344,323
SHOLODGE, INC.............................................     1,297,500               0       1,297,500
TRI-PARTY REPO (SHEARSON).................................             0          72,700          72,700
                                                            ------------     -----------    ------------
TOTAL INVESTMENTS.........................................  $133,883,225     $25,222,368    $159,105,593
                                                            ============     ===========    ============

---------------

* Denotes securities in violation of proposed investment objectives.

            See Accompanying Notes to Pro-Forma Financial Statements

                  EXHIBIT TO PROFORMA SCHEDULE OF INVESTMENTS

                           COMPASS SMALL COMPANY FUND

                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1995
                                  (UNAUDITED)

                                                                                                               VALUE AT
                                                                              SHARES/PAR(000)              AUGUST 31, 1995
                                                                             ------------------            ------------------
                                                                                  COMPASS                       COMPASS
                                                                             SMALL COMPANY FUND            SMALL COMPANY FUND
                                                                             ------------------            ------------------

ABR INFORMATION SERVICES.................................................            2,800                     $   63,000
ACCUSTAFF................................................................            1,500                         42,000
ACT MANUFACTURING........................................................            1,900                         37,000
ACTEL....................................................................            1,800                         30,000
*ALLIANCE SEMICONDUCTOR..................................................           11,500                        450,000
*ALTERA..................................................................            7,100                        445,000
AMERICA RADIO SYSTEMS....................................................            8,200                        234,000
APPLE SOUTH..............................................................            9,600                        235,000
APPLEBEES INTERNATIONAL..................................................            7,600                        228,000
APPLIED DIGITAL ACCESS...................................................            2,000                         24,000
APPLIX...................................................................            1,200                         34,000
ASHWORTH.................................................................            4,200                         29,000
ASPEN TECHNOLOGY.........................................................            2,200                         59,000
ATLANTIC.................................................................            7,100                        284,000
*ATMEL...................................................................           11,800                        373,000
AUSPEX SYSTEMS...........................................................            2,500                         39,000
AVECOR CARDIOVASCULAR....................................................            2,700                         36,000
BABY SUPERSTORE..........................................................            6,000                        281,000
BARRETT RESOURCES........................................................            8,700                        188,000
BELDEN & BLAKE...........................................................            2,100                         34,000
BORDERS GROUP............................................................           11,800                        239,000
BROOKS AUTOMATION........................................................            2,400                         43,000
BROOKTREE................................................................            4,000                         80,000
CANNONDALE...............................................................            2,100                         34,000
CAREER HORIZONS..........................................................            1,600                         40,000
CHICAGO MINIATURE LAMP...................................................            2,600                         44,000
CHIPS & TECHNOLOGIES.....................................................            3,200                         44,000
CINCINNATI MICROWAVE.....................................................           13,500                        243,000
*CIRRUS LOGIC............................................................            9,800                        534,000
COGNEX...................................................................            6,200                        309,000
COLONIA DATA TECHNOLOGIES................................................            9,400                        170,000
COMMUNITY HEALTH SYSTEMS.................................................            4,600                        177,000
COMPODENT................................................................            1,600                         44,000



                                                                                                           VALUE AT
                                                                                SHARES/PAR(000)        AUGUST 31, 1995
                                                                               ------------------      ------------------
                                                                                    COMPASS                 COMPASS
                                                                               SMALL COMPANY FUND      SMALL COMPANY FUND
                                                                               ------------------      ------------------

COMPUTATIONAL SYSTEMS.......................................................             900                $  14,000
CORPORATE EXPRESS...........................................................           9,600                  224,000
CREDIT ACCEPTANCE...........................................................           1,400                   30,000
CYBER COMPUTER PRODUCTS.....................................................           2,800                   64,000
DAKA INTERNATIONAL..........................................................             400                   11,000
DALLAS SEMICONDUCTORS.......................................................           3,600                   86,000
DAVE AND BUSTER'S...........................................................           1,800                   31,000
DIAMOND MULTIMEDIA SYSTEMS..................................................           2,000                   54,000
DIGITAL LINK................................................................           1,300                   31,000
DISCREET LOGIC..............................................................           3,500                  142,000
DOLLAR TREE STORES..........................................................           2,400                   71,000
DOUBLETREE..................................................................           2,600                   50,000
DURACRAFT...................................................................           7,800                  311,000
EDELBROCK...................................................................           2,700                   42,000
* ELECTRONIC ARTS...........................................................           6,000                  228,000
FELCOR SUITES HOTELS........................................................           2,000                   54,000
FRIEDMAN'S CLASS A..........................................................          11,900                  277,000
FSI INTERNATIONAL...........................................................          12,700                  448,000
GARDEN RIDGE................................................................           1,700                   53,000
GASONICS INTERNATIONAL......................................................           3,300                  115,000
* GTI.......................................................................          15,400                  337,000
GYMBOREE....................................................................           5,500                  164,000
HARMAN INTERNATIONAL........................................................           5,565                  248,000
HEALTHPLAN SERVICES.........................................................           1,600                   30,000
* HEALTHSOURCE..............................................................           6,800                  272,000
* HEALTHSOUTH REHABILITATION................................................           8,400                  198,000
HOLLYWOOD ENTERTAINMENT.....................................................          10,100                  287,000
HORIZON MENTAL HEALTH MANAGEMENT............................................           1,400                   21,000
HORIZON/CMS HEALTHCARE......................................................           9,500                  209,000
HUTCHINSON TECHNOLOGY.......................................................           5,000                  391,000
INPHYNET MEDICAL MANAGEMENT.................................................           1,400                   31,000
INTEGRATED HEALTH SERVICES..................................................           4,500                  134,000
INTEGRATED SILICON SYSTEMS..................................................           8,700                  248,000
INTERSOLV...................................................................           2,200                   43,000
INTER-TEL...................................................................           1,400                   23,000
JUST FOR FEET...............................................................           3,600                  105,000
KEY TRONIC..................................................................           4,800                   73,000
KLA INSTRUMENTS.............................................................           5,400                  462,000
* KOMAG.....................................................................           9,100                  566,000
LAQUITA INNS................................................................          14,300                  429,000
LATTICE SEMICONDUCTOR.......................................................          13,300                  437,000



                                                                                                        VALUE AT
                                                                               SHARES/PAR(000)       AUGUST 31, 1995
                                                                              ------------------    ------------------
                                                                                   COMPASS               COMPASS
                                                                              SMALL COMPANY FUND    SMALL COMPANY FUND
                                                                              ------------------    ------------------

LEVEL ONE COMMUNICATIONS....................................................          1,600              $  40,000
* LONE STAR STEAK HOUSE & SALOON............................................         13,100                524,000
LONGHORN STEAK..............................................................          1,500                 27,000
MACKIE DESIGNS..............................................................          3,300                 50,000
MICRO LINEAR................................................................          3,700                 58,000
* MICROCHIP TECHNOLOGY......................................................          7,500                284,000
* MID ATLANTIC MEDICAL SERVICES.............................................          8,600                160,000
MINNESOTA EDUCATIONAL COMPUTING.............................................          1,800                 52,000
MOBILE TELECOMMUNICATION TECHNOLOGY.........................................          3,300                101,000
MOBILEMEDIA.................................................................          9,000                218,000
MOOVIES.....................................................................          1,900                 36,000
MOVIE GALLERY...............................................................          1,600                 76,000
NATIONAL INSTRUMENTS........................................................          2,600                 56,000
NATIONAL WIRELESS HOLDINGS..................................................          2,600                 34,000
NAUTICA ENTERPRISES.........................................................         10,400                329,000
NECKLERMEDIA................................................................          2,600                110,000
NHP.........................................................................          1,200                 16,000
NORTHFIELD LABORATORIES.....................................................          2,000                 34,000
NOVELLUS SYSTEMS............................................................          4,300                317,000
NUMBER NINE VISUAL TECHNOLOGY...............................................          2,600                 47,000
O'CHARLEYS..................................................................          3,900                 65,000
OAK TECHNOLOGY..............................................................         10,900                478,000
OPTA FOOD INGREDIENTS.......................................................          1,700                 27,000
ORCHARD SUPPLY HARDWARE.....................................................          1,100                 17,000
OSTEX INTERNATIONAL.........................................................          1,200                 20,000
OUTBACK STEAKHOUSE..........................................................          8,400                271,000
PAPA JOHN'S INTERNATIONAL...................................................          2,100                 84,000
* PARAMETRIC TECHNOLOGY.....................................................          7,200                398,000
PHAMIS......................................................................          1,600                 43,000
PHYSICIANS HEALTH SERVICES..................................................          2,500                 70,000
PINNACLE SYSTEMS............................................................          1,300                 35,000
PLATINUM SOFTWARE...........................................................         13,400                157,000
PLAYERS INTERNATIONAL.......................................................         10,600                223,000
PROFFITTS...................................................................         10,900                287,000
PROJECT SOFTWARE AND DEVELOPMENT............................................          1,000                 29,000
* QUANTUM...................................................................         19,900                478,000
READING & BATES.............................................................         13,800                167,000
* READ-RITE.................................................................         14,900                610,000
RESMED......................................................................          2,200                 33,000
ROCK BOTTOM RESTAURANTS.....................................................          2,300                 59,000
S3..........................................................................         11,700                459,000


                                                                                                         RATE
                                                                                                        ------
                                                                                                        VALUE AT
                                                                               SHARES/PAR(000)      AUGUST 31, 1995
                                                                              ------------------   ------------------
                                                                                   COMPASS              COMPASS
                                                                  RATE        SMALL COMPANY FUND   SMALL COMPANY FUND
                                                                --------      ------------------   ------------------

SILICON VALLEY GROUP.....................................                             3,500                  151,000
SIMULA...................................................                             1,300                   35,000
SIRROM CAPITAL...........................................                             1,700                   28,000
SOFTDESK.................................................                             2,300                   56,000
SPECTRAN.................................................                             2,700                  125,000
SPORTS & RECREATION......................................                             8,500                  101,000
STARBUCKS................................................                             7,700                  308,000
STATION CASINOS..........................................                             8,800                  171,000
STORMEDIA................................................                             7,200                  299,000
SUMMIT MEDICAL SYSTEMS...................................                             1,900                   29,000
SYMMETRICOM..............................................                             1,700                   38,000
* SYNOPSYS...............................................                             7,500                  435,000
SYSTEM SOFTWARE ASSOCIATES...............................                             7,900                  249,000
TECHNOL MEDICAL PRODUCTS.................................                            10,300                  187,000
TENCOR INSTRUMENT........................................                             9,400                  407,000
* TERADYNE...............................................                             9,600                  364,000
THERMEDICS...............................................                             2,700                   52,000
THERMOLASE...............................................                             1,400                   28,000
TOMMY HILFIGER...........................................                            13,200                  443,000
TOWER SEMICONDUCTOR......................................                             2,000                   62,000
TRANSACTION SYSTEMS ARCHITECTS...........................                             1,300                   32,000
TRISM....................................................                             3,700                   31,000
TYLAN GENERAL............................................                             1,800                   30,000
ULTRATECH STEPPAR........................................                             9,100                  359,000
UNITED AMERICAN HEALTHCARE...............................                             1,800                   20,000
U.S. FILTER..............................................                             2,200                   48,000
U.S. OFFICE PRODUCTS.....................................                             2,500                   43,000
WATSON PHARMACEUTICALS...................................                             6,800                  282,000
WEATHERFORD INTERNATIONAL................................                            10,600                  139,000
WEST MARINE..............................................                             3,300                   87,000
*WESTERN DIGITAL.........................................                            19,200                  396,000
WIND RIVER SYSTEMS.......................................                             1,900                   35,000
WINSTON HOTELS...........................................                             3,000                   33,000
*WLSI TECHNOLOGY.........................................                             7,300                  241,000
LEHMAN MORTGAGE REPO.....................................         5.8%                2,153                2,153,000
                                                                                                         -----------
Total Investments........................................                                                $26,266,000
                                                                                                         ===========

---------------

* Denotes securities in violation of proposed investment objectives.

            See Accompanying Notes to Pro-Forma Financial Statements

                             PNC BALANCED PORTFOLIO
                             COMPASS BALANCED FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                     SHARES/PAR (000)
                                                                                           ------------------------------------
                                                                                              PNC        COMPASS
                                                                                           BALANCED      BALANCED     PRO-FORMA
                                                                                           PORTFOLIO       FUND       COMBINED
                                                                                           ---------     --------     ---------
EQUITY SECURITIES:
AIRTOUCH COM. INC........................................................................         0        6,500         6,500
ALLIED-SIGNAL, INC.......................................................................    20,400            0        20,400
AMERICAN HOME PRODUCTS CORP..............................................................    29,300            0        29,300
AMERICAN INTERNATIONAL GROUP, INC........................................................    22,450            0        22,450
AMOCO CORP...............................................................................    32,300            0        32,300
ANHEUSER BUSCH CO INC....................................................................         0        2,800         2,800
APPLE COMPUTERS..........................................................................         0        3,000         3,000
ARCHER DANIELS MIDLAND...................................................................         0       12,000        12,000
ATLANTIC RICHFIELD CO....................................................................         0        2,000         2,000
AT&T CORP................................................................................    34,100        6,000        40,100
AVNET, INC...............................................................................         0        5,000         5,000
A.M.P., INC..............................................................................    27,000            0        27,000
BECKMAN INSTRUMENTS, INC.................................................................    52,500            0        52,500
BELL ATLANTIC CORP.......................................................................         0        4,000         4,000
BOEING CO................................................................................    40,100            0        40,100
BRISTOL-MYERS SQUIBB CO..................................................................    18,500        4,000        22,500
BURLINGTON RESOURCES.....................................................................         0        4,500         4,500
BW/IP HOLDING INC CL A...................................................................         0        7,000         7,000
CHEVRON CORP.............................................................................    19,800        3,800        23,600
CHRYSLER CORP............................................................................    18,500            0        18,500
CHUBB CORP...............................................................................    15,700            0        15,700
CINTAS CORP..............................................................................    34,200            0        34,200
COCA-COLA CO.............................................................................    24,500            0        24,500
COMERICA, INC............................................................................    45,800        7,500        53,300
COMPAQ COMPUTER CORP.....................................................................    25,400            0        25,400
COMPUTER SCIENCES CORP...................................................................    29,300            0        29,300
CONRAIL CORP.............................................................................    17,700            0        17,700
CROMPTON AND KNOWLES.....................................................................         0       10,000        10,000
DANA CORP................................................................................         0        8,000         8,000
DEAN WITTER DISCOVER & CO................................................................    44,300            0        44,300
DOMINION RESOURCES.......................................................................         0        6,500         6,500
DOW CHEMICAL CO..........................................................................    27,900            0        27,900

                                                                                                  VALUE AT MARCH 31, 1995
                                                                                           --------------------------------------

                                                                                              PNC         COMPASS
                                                                                            BALANCED      BALANCED     PRO-FORMA
                                                                                           PORTFOLIO        FUND        COMBINED
                                                                                           ----------     --------     ----------
EQUITY SECURITIES:
AIRTOUCH COM. INC........................................................................  $        0    $177,125      $ 177,125
ALLIED-SIGNAL, INC.......................................................................     800,700           0        800,700
AMERICAN HOME PRODUCTS CORP..............................................................   2,087,625           0      2,087,625
AMERICAN INTERNATIONAL GROUP, INC........................................................   2,340,413           0      2,340,413
AMOCO CORP...............................................................................   2,055,088           0      2,055,088
ANHEUSER BUSCH CO INC....................................................................           0     164,150        164,150
APPLE COMPUTERS..........................................................................           0     105,750        105,750
ARCHER DANIELS MIDLAND...................................................................           0     223,500        223,500
ATLANTIC RICHFIELD CO....................................................................           0     230,000        230,000
AT&T CORP................................................................................   1,764,675     310,500      2,075,175
AVNET, INC...............................................................................           0     201,875        201,875
A.M.P., INC..............................................................................     972,000           0        972,000
BECKMAN INSTRUMENTS, INC.................................................................   1,555,313           0      1,555,313
BELL ATLANTIC CORP.......................................................................           0     211,000        211,000
BOEING CO................................................................................   2,160,388           0      2,160,388
BRISTOL-MYERS SQUIBB CO..................................................................   1,165,500     252,000      1,417,500
BURLINGTON RESOURCES.....................................................................           0     183,375        183,375
BW/IP HOLDING INC CL A...................................................................           0     115,500        115,500
CHEVRON CORP.............................................................................     950,400     182,400      1,132,800
CHRYSLER CORP............................................................................     774,688           0        774,688
CHUBB CORP...............................................................................   1,240,300           0      1,240,300
CINTAS CORP..............................................................................   1,282,500           0      1,282,500
COCA-COLA CO.............................................................................   1,384,250           0      1,384,250
COMERICA, INC............................................................................   1,259,500     206,250      1,465,750
COMPAQ COMPUTER CORP.....................................................................     876,300           0        876,300
COMPUTER SCIENCES CORP...................................................................   1,446,688           0      1,446,688
CONRAIL CORP.............................................................................     993,413           0        993,413
CROMPTON AND KNOWLES.....................................................................           0     167,500        167,500
DANA CORP................................................................................           0     204,000        204,000
DEAN WITTER DISCOVER & CO................................................................   1,805,225           0      1,805,225
DOMINION RESOURCES.......................................................................           0     234,000        234,000
DOW CHEMICAL CO..........................................................................   2,036,700           0      2,036,700


                                                                                                     SHARES/PAR (000)
                                                                                           ------------------------------------
                                                                                              PNC        COMPASS
                                                                                           BALANCED      BALANCED     PRO-FORMA
                                                                                           PORTFOLIO       FUND       COMBINED
                                                                                           ---------     --------     ---------
DUN & BRADSTREET.........................................................................         0        3,800         3,800
DUPONT E I DE NEMOURS....................................................................         0        5,000         5,000
DURACELL INTL INC........................................................................         0        4,000         4,000
EASTMAN KODAK COMPANY....................................................................         0        5,800         5,800
E.I., DUPONT DE NEMOURS & CO.............................................................    32,900            0        32,900
ELF AQUITAINE ADR........................................................................    39,500            0        39,500
ELI LILLY & CO...........................................................................    25,400            0        25,400
EMERSON ELECTRIC CO......................................................................    21,400            0        21,400
ENGELHARD CORP...........................................................................         0        7,000         7,000
ENTERGY CORP.............................................................................    49,800            0        49,800
EXXON CORP...............................................................................    18,100            0        18,100
FEDERAL NATIONAL MORTGAGE ASSOCIATION....................................................    13,800        2,500        16,300
FIRST CHICAGO CORP.......................................................................    26,600            0        26,600
FIRST DATA CORP..........................................................................    19,500            0        19,500
FLUOR CORP...............................................................................    27,500            0        27,500
FORD MOTOR CO............................................................................    39,000        9,000        48,000
FOSTER WHEELER CORP......................................................................    30,300            0        30,300
GENERAL ELECTRIC CO......................................................................    43,100        6,000        49,100
GENERAL INSTRUMENTS CORP.................................................................    34,500            0        34,500
GENERAL MOTORS CORP......................................................................    23,500            0        23,500
GENERAL PUBLIC UTILITIES.................................................................         0        4,000         4,000
GENERAL RE CORP..........................................................................    11,700            0        11,700
GRAINGER (W.W.) INC......................................................................         0        4,000         4,000
GTE CORP.................................................................................         0        5,800         5,800
HANSON TRUST PLC ADR.....................................................................         0       12,000        12,000
HARRIS CORP DEL..........................................................................         0        4,000         4,000
H.J. HEINZ CO............................................................................    19,600            0        19,600
IDAHO POWER CO...........................................................................     3,000            0         3,000
INGERSOLL RAND CO........................................................................         0        8,000         8,000
INTEL CORP...............................................................................    22,000            0        22,000
INTERNATIONAL PAPER CO...................................................................    20,500            0        20,500
ITT CORP.................................................................................     2,000            0         2,000
I.M.C. GLOBAL, INC.......................................................................    26,000            0        26,000
JOHNSON & JOHNSON........................................................................    19,800            0        19,800
J.C. PENNEY CO., INC.....................................................................    27,400            0        27,400
K MART CORP..............................................................................    95,000            0        95,000
KEYCORP..................................................................................         0        6,400         6,400
KIMBERLY CLARK CORP......................................................................         0        5,000         5,000
LA QUINTA MOTOR INNS, INC................................................................    34,500            0        34,500
LINCOLN NATL CORP........................................................................         0        4,700         4,700
LOEWS CORPORATION........................................................................         0        1,700         1,700

                                                                                                  VALUE AT MARCH 31, 1995
                                                                                           --------------------------------------
                                                                                               PNC         COMPASS
                                                                                            BALANCED      BALANCED     PRO-FORMA
                                                                                           PORTFOLIO        FUND        COMBINED
                                                                                           ----------     --------     ----------
DUN & BRADSTREET.........................................................................  $        0    $199,975      $ 199,975
DUPONT E I DE NEMOURS....................................................................           0     302,500        302,500
DURACELL INTL INC........................................................................           0     179,000        179,000
EASTMAN KODAK COMPANY....................................................................           0     308,125        308,125
E.I., DUPONT DE NEMOURS & CO.............................................................   1,990,450           0      1,990,450
ELF AQUITAINE ADR........................................................................   1,530,625           0      1,530,625
ELI LILLY & CO...........................................................................   1,857,375           0      1,857,375
EMERSON ELECTRIC CO......................................................................   1,423,100           0      1,423,100
ENGELHARD CORP...........................................................................           0     207,375        207,375
ENTERGY CORP.............................................................................   1,039,575           0      1,039,575
EXXON CORP...............................................................................   1,208,175           0      1,208,175
FEDERAL NATIONAL MORTGAGE ASSOCIATION....................................................   1,122,975     203,437      1,326,412
FIRST CHICAGO CORP.......................................................................   1,333,325           0      1,333,325
FIRST DATA CORP..........................................................................   1,011,563           0      1,011,563
FLUOR CORP...............................................................................   1,326,875           0      1,326,875
FORD MOTOR CO............................................................................   1,053,000     243,000      1,296,000
FOSTER WHEELER CORP......................................................................   1,026,413           0      1,026,413
GENERAL ELECTRIC CO......................................................................   2,332,788     324,750      2,657,538
GENERAL INSTRUMENTS CORP.................................................................   1,198,875           0      1,198,875
GENERAL MOTORS CORP......................................................................   1,039,875           0      1,039,875
GENERAL PUBLIC UTILITIES.................................................................           0     116,500        116,500
GENERAL RE CORP..........................................................................   1,544,400           0      1,544,400
GRAINGER (W.W.) INC......................................................................           0     252,000        252,000
GTE CORP.................................................................................           0     192,850        192,850
HANSON TRUST PLC ADR.....................................................................           0     226,500        226,500
HARRIS CORP DEL..........................................................................           0     191,500        191,500
H.J. HEINZ CO............................................................................     754,600           0        754,600
IDAHO POWER CO...........................................................................   3,060,000           0      3,060,000
INGERSOLL RAND CO........................................................................           0     263,000        263,000
INTEL CORP...............................................................................   1,867,250           0      1,867,250
INTERNATIONAL PAPER CO...................................................................   1,540,063           0      1,540,063
ITT CORP.................................................................................   2,155,000           0      2,155,000
I.M.C. GLOBAL, INC.......................................................................   1,270,750           0      1,270,750
JOHNSON & JOHNSON........................................................................   1,178,100           0      1,178,100
J.C. PENNEY CO., INC.....................................................................   1,229,575           0      1,229,575
K MART CORP..............................................................................   1,306,250           0      1,306,250
KEYCORP..................................................................................           0     180,800        180,800
KIMBERLY CLARK CORP......................................................................           0     260,000        260,000
LA QUINTA MOTOR INNS, INC................................................................     935,813           0        935,813
LINCOLN NATL CORP........................................................................           0     189,175        189,175
LOEWS CORPORATION........................................................................           0     167,875        167,875


                                                                                                     SHARES/PAR (000)
                                                                                           ------------------------------------
                                                                                              PNC        COMPASS
                                                                                           BALANCED      BALANCED     PRO-FORMA
                                                                                           PORTFOLIO       FUND       COMBINED
                                                                                           ---------     --------     ---------
LUBRIZOL CORP............................................................................    36,500            0        36,500
MASCO CORP...............................................................................         0        7,000         7,000
MAY DEPT STORES..........................................................................         0        6,000         6,000
MELLON BANK..............................................................................         0        4,000         4,000
MERCK & CO., INC.........................................................................    38,600        4,300        42,900
MERIDIAN BANCORP, INC....................................................................    44,000            0        44,000
MICROSOFT CORP...........................................................................    18,600            0        18,600
MINNESOTA MINING & MANUFACTURING CO......................................................    23,300        6,000        29,300
MOBIL CORP...............................................................................    12,700            0        12,700
MONSANTO CO..............................................................................    15,800            0        15,800
MORGAN J P & CO..........................................................................         0        3,000         3,000
MOTOROLA, INC............................................................................    25,000            0        25,000
NATIONSBANK CORP.........................................................................    30,200            0        30,200
NORFOLK SOUTHERN CORP....................................................................    15,700        3,000        18,700
NOVELL INC...............................................................................         0        9,200         9,200
NYNEX CORP...............................................................................    28,100            0        28,100
PACIFIC GAS & ELECTRIC...................................................................         0        9,000         9,000
PECO ENERGY CO...........................................................................    64,300            0        64,300
PENNEY J C INC...........................................................................         0        4,000         4,000
PEPSICO INC..............................................................................         0        5,000         5,000
PHELPS DODGE CORP........................................................................    21,600            0        21,600
PHILIP MORRIS............................................................................         0        2,000         2,000
PITNEY BOWES, INC........................................................................    26,100        5,000        31,100
*PNC FINANCE CORP........................................................................         0        6,000         6,000
RAYTHEON CO..............................................................................         0        3,500         3,500
ROYAL DUTCH PETROLEUM CO.................................................................    15,800            0        15,800
RYDER SYSTEMS, INC.......................................................................     2,500            0         2,500
SBC COMMUNICATIONS INC...................................................................    25,400            0        25,400
SCHERING PLOUGH CORP.....................................................................         0        1,700         1,700
SCHLUMBERGER LTD.........................................................................         0        3,500         3,500
SCOTT PAPER CO...........................................................................    23,100            0        23,100
SEARS ROEBUCK & CO.......................................................................    23,600            0        23,600
STRATUS COMPUTER, INC....................................................................    41,300            0        41,300
SUN MICROSYSTEMS, INC....................................................................    44,000            0        44,000
TENNECO, INC.............................................................................    28,600            0        28,600
TEXACO INC...............................................................................         0        3,000         3,000
TEXAS INDUSTRIES INC.....................................................................         0        1,500         1,500
TOYS R US................................................................................         0        6,500         6,500
UNION PACIFIC CORP.......................................................................         0        3,500         3,500
UNITED TECHNOLOGIES CORP.................................................................    24,500        4,000        28,500
UNOCAL CORP..............................................................................    43,000            0        43,000

                                                                                                  VALUE AT MARCH 31, 1995
                                                                                           --------------------------------------
                                                                                              PNC         COMPASS
                                                                                            BALANCED      BALANCED     PRO-FORMA
                                                                                           PORTFOLIO        FUND        COMBINED
                                                                                           ----------     --------     ----------
LUBRIZOL CORP............................................................................  $1,286,625     $     0     $1,286,625
MASCO CORP...............................................................................           0     193,375        193,375
MAY DEPT STORES..........................................................................           0     222,000        222,000
MELLON BANK..............................................................................           0     163,000        163,000
MERCK & CO., INC.........................................................................   1,645,325     183,288      1,828,613
MERIDIAN BANCORP, INC....................................................................   1,347,500           0      1,347,500
MICROSOFT CORP...........................................................................   1,322,925           0      1,322,925
MINNESOTA MINING & MANUFACTURING CO......................................................   1,354,313     348,750      1,703,063
MOBIL CORP...............................................................................   1,176,338           0      1,176,338
MONSANTO CO..............................................................................   1,267,950           0      1,267,950
MORGAN J P & CO..........................................................................           0     183,000        183,000
MOTOROLA, INC............................................................................   1,365,625           0      1,365,625
NATIONSBANK CORP.........................................................................   1,532,650           0      1,532,650
NORFOLK SOUTHERN CORP....................................................................   1,049,938     200,625      1,250,563
NOVELL INC...............................................................................           0     174,800        174,800
NYNEX CORP...............................................................................   1,113,463           0      1,113,463
PACIFIC GAS & ELECTRIC...................................................................           0     223,875        223,875
PECO ENERGY CO...........................................................................   1,615,538           0      1,615,538
PENNEY J C INC...........................................................................           0     179,500        179,500
PEPSICO INC..............................................................................           0     195,000        195,000
PHELPS DODGE CORP........................................................................   1,228,500           0      1,228,500
PHILIP MORRIS............................................................................           0     130,500        130,500
PITNEY BOWES, INC........................................................................     939,600     180,000      1,119,600
*PNC FINANCE CORP........................................................................           0     146,250        146,250
RAYTHEON CO..............................................................................           0     255,063        255,063
ROYAL DUTCH PETROLEUM CO.................................................................   1,896,000           0      1,896,000
RYDER SYSTEMS, INC.......................................................................   2,496,875           0      2,496,875
SBC COMMUNICATIONS INC...................................................................   1,069,975           0      1,069,975
SCHERING PLOUGH CORP.....................................................................           0     126,438        126,438
SCHLUMBERGER LTD.........................................................................           0     208,688        208,688
SCOTT PAPER CO...........................................................................   2,064,563           0      2,064,563
SEARS ROEBUCK & CO.......................................................................   1,259,650           0      1,259,650
STRATUS COMPUTER, INC....................................................................   1,290,625           0      1,290,625
SUN MICROSYSTEMS, INC....................................................................   1,529,000           0      1,529,000
TENNECO, INC.............................................................................   1,347,775           0      1,347,775
TEXACO INC...............................................................................           0     199,500        199,500
TEXAS INDUSTRIES INC.....................................................................           0     132,750        132,750
TOYS R US................................................................................           0     166,563        166,563
UNION PACIFIC CORP.......................................................................           0     192,500        192,500
UNITED TECHNOLOGIES CORP.................................................................   1,693,563     276,500      1,970,063
UNOCAL CORP..............................................................................   1,236,250           0      1,236,250


                                                                                                     SHARES/PAR (000)
                                                                                           ------------------------------------
                                                                                              PNC        COMPASS
                                                                                           BALANCED      BALANCED     PRO-FORMA
                                                                                           PORTFOLIO       FUND       COMBINED
                                                                                           ---------     --------     ---------
UST, INC.................................................................................    36,100            0        36,100
WAL-MART STORES, INC.....................................................................    48,000        7,200        55,200
WALT DISNEY CO...........................................................................    25,200            0        25,200
WARNER LAMBERT CO........................................................................         0        3,500         3,500
WEYERHAEUSER CO..........................................................................     1,000        5,000         6,000
WHEELABRATOR TECH INC....................................................................         0       10,000        10,000
WITCO CORP...............................................................................         0        5,800         5,800
WMX TECHNOLOGIES INC.....................................................................         0        6,800         6,800
XEROX CORP...............................................................................    13,800            0        13,800

                                                                                                  VALUE AT MARCH 31, 1995
                                                                                           --------------------------------------
                                                                                              PNC         COMPASS
                                                                                            BALANCED      BALANCED     PRO-FORMA
                                                                                           PORTFOLIO        FUND        COMBINED
                                                                                           ----------     --------     ----------
UST, INC.................................................................................  $1,146,175     $     0     $1,146,175
WAL-MART STORES, INC.....................................................................   1,224,000     183,600      1,407,600
WALT DISNEY CO...........................................................................   1,345,050           0      1,345,050
WARNER LAMBERT CO........................................................................           0     273,875        273,875
WEYERHAEUSER CO..........................................................................     926,250     194,375      1,120,625
WHEELABRATOR TECH INC....................................................................           0     136,250        136,250
WITCO CORP...............................................................................           0     170,375        170,375
WMX TECHNOLOGIES INC.....................................................................           0     187,000        187,000
XEROX CORP...............................................................................   1,619,775           0      1,619,775


                             PNC BALANCED PORTFOLIO
                             COMPASS BALANCED FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                 SHARES/PAR (000)
                                                                                       -------------------------------------
                                                                                          PNC        COMPASS
                                                                                       BALANCED      BALANCED     PRO-FORMA
                                                                  RATE     MATURITY    PORTFOLIO       FUND        COMBINED
                                                                  ----     --------    ---------    ----------    ----------
FIXED INCOME SECURITIES:
  AMEX..........................................................  7.15%    08/15/99     $     0     $      250    $     250
  AMERICAN HOME PRODUCTS........................................  7.70     02/05/02       2,500              0        2,500
  ANHEUSER BUSCH MTN............................................  7.50     12/01/97           0            300          300
  ASSOCIATES CORP...............................................  7.25     05/15/98           0            200          200
  FEDERAL FARM CREDIT BANK......................................  6.70     09/09/97       2,000              0        2,000
  FEDERAL HOME LOAN BANK........................................  6.25     04/03/95      12,335              0       12,335
  FEDERAL HOME LOAN BANK BONDS..................................  8.46     12/20/99       1,500              0        1,500
  FEDERAL HOME LOAN MORTGAGE CORPORATION........................  8.53     02/02/05       2,500              0        2,500
  FEDERAL HOME LOAN MORTGAGE CORPORATION........................  7.13     07/21/99           0            300          300
  FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................  8.00     02/25/02       1,240              0        1,240
  FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................  6.40     03/25/03       1,000              0        1,000
  FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................  8.25     10/25/96         750              0          750
  FORD MOTOR CREDIT.............................................  7.50     06/15/04           0            250          250
  GE CAPITAL CORP...............................................  8.00     01/15/98           0            200          200
  GENERAL MOTORS ACCEPTANCE CORP................................  8.63     06/15/99       2,400              0        2,400
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION......................  8.00     12/15/06       2,840              0        2,840
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION......................  7.50     06/15/07       2,906              0        2,906
  MERRILL LYNCH ASSET BACKED CORP...............................  5.50     07/15/95         715              0          715
  NATIONSBANK CORP..............................................  7.50     02/15/97       2,000              0        2,000
  NISSAN AUTO RECEIVABLES GRANTOR TRUST.........................  6.45     03/15/96       1,201              0        1,201
  PEPSICO INC...................................................  6.25     09/01/99           0            200          200
  SOUTHERN CALIFORNIA EDISON....................................  5.88     02/01/98           0            200          200
  TENNESSEE VALLEY AUTHORITY....................................  6.13     07/15/03       2,000              0        2,000
  * TIME WARNER INC.............................................  8.75     01/10/15           0            250          250
  U.S. TREASURY BOND............................................  7.25     05/15/16           0            500          500
  U.S. TREASURY BOND............................................  7.50     11/15/16           0            500          500
  U.S. TREASURY BOND............................................  8.13     08/15/19       2,500              0        2,500
  U.S. TREASURY BOND............................................  8.13     08/15/19           0            500          500
  U.S. TREASURY NOTE............................................  6.38     01/15/00           0            250          250
  U.S. TREASURY NOTE............................................  7.50     11/15/01           0            650          650
  U.S. TREASURY NOTE............................................  7.50     05/15/02           0            500          500

                                                                             VALUE AT MARCH 31, 1995
                                                                  ---------------------------------------------
                                                                      PNC            COMPASS
                                                                    BALANCED        BALANCED        PRO-FORMA
                                                                   PORTFOLIO          FUND           COMBINED
                                                                  ------------     -----------     ------------
FIXED INCOME SECURITIES:
  AMEX..........................................................  $          0     $   247,500     $    247,500
  AMERICAN HOME PRODUCTS........................................     2,521,875               0        2,521,875
  ANHEUSER BUSCH MTN............................................             0         301,875          301,875
  ASSOCIATES CORP...............................................             0         199,500          199,500
  FEDERAL FARM CREDIT BANK......................................     1,977,460               0        1,977,460
  FEDERAL HOME LOAN BANK........................................    12,330,717               0       12,330,717
  FEDERAL HOME LOAN BANK BONDS..................................     1,517,220               0        1,517,220
  FEDERAL HOME LOAN MORTGAGE CORPORATION........................     2,590,275               0        2,590,275
  FEDERAL HOME LOAN MORTGAGE CORPORATION........................             0         298,536          298,536
  FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................     1,248,830               0        1,248,830
  FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................       924,660               0          924,660
  FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................       756,996               0          756,996
  FORD MOTOR CREDIT.............................................             0         244,063          244,063
  GE CAPITAL CORP...............................................             0         203,750          203,750
  GENERAL MOTORS ACCEPTANCE CORP................................     2,469,000               0        2,469,000
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION......................     2,815,057               0        2,815,057
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION......................     2,808,976               0        2,808,976
  MERRILL LYNCH ASSET BACKED CORP...............................       708,121               0          708,121
  NATIONSBANK CORP..............................................     2,010,000               0        2,010,000
  NISSAN AUTO RECEIVABLES GRANTOR TRUST.........................     1,193,006               0        1,193,006
  PEPSICO INC...................................................             0         191,250          191,250
  SOUTHERN CALIFORNIA EDISON....................................             0         192,750          192,750
  TENNESSEE VALLEY AUTHORITY....................................     1,820,000               0        1,820,000
  * TIME WARNER INC.............................................             0         250,000          250,000
  U.S. TREASURY BOND............................................             0         483,905          483,905
  U.S. TREASURY BOND............................................             0         496,455          496,455
  U.S. TREASURY BOND............................................     2,650,025               0        2,650,025
  U.S. TREASURY BOND............................................             0         529,685          529,685
  U.S. TREASURY NOTE............................................             0         243,053          243,053
  U.S. TREASURY NOTE............................................             0         661,674          661,674
  U.S. TREASURY NOTE............................................             0         509,805          509,805

                                                                                                 SHARES/PAR (000)
                                                                                       -------------------------------------
                                                                                          PNC        COMPASS
                                                                                       BALANCED      BALANCED     PRO-FORMA
                                                                  RATE     MATURITY    PORTFOLIO       FUND        COMBINED
                                                                  ----     --------    ---------    ----------    ----------
  U.S. TREASURY NOTE............................................  6.38%    08/15/02     $     0     $      250    $     250
  U.S. TREASURY NOTE............................................  7.25     05/15/04           0            500          500
  U.S. TREASURY NOTE............................................  7.25     08/15/04       6,000              0        6,000
  U.S. TREASURY NOTE............................................  7.88     11/15/04           0            250          250
  U.S. TREASURY NOTE............................................  5.50     04/30/96           0            200          200
  U.S. TREASURY NOTE............................................  6.00     06/30/96           0            200          200
  U.S. TREASURY NOTE............................................  6.13     07/31/96           0            150          150
  U.S. TREASURY NOTE............................................  7.25     08/31/96           0            500          500
  U.S. TREASURY NOTE............................................  7.50     01/31/97           0            300          300
  U.S. TREASURY NOTE............................................  6.75     02/28/97           0            250          250
  U.S. TREASURY NOTE............................................  6.75     05/31/97           0            250          250
  U.S. TREASURY NOTE............................................  7.38     11/15/97           0            500          500
U.S. TREASURY NOTE..............................................  7.25     02/15/98           0            400          400
U.S. TREASURY NOTE..............................................  7.50     10/31/99           0            500          500
U.S. TREASURY NOTE..............................................  7.13     09/30/99       5,000              0        5,000
U.S. TREASURY NOTE..............................................  5.13     03/31/98       1,000              0        1,000
U.S. TREASURY NOTE..............................................  7.63     05/31/96         500              0          500
U.S. TREASURY NOTE..............................................  8.25     07/15/98       2,500              0        2,500
WAL-MART STORES.................................................  8.00     09/15/06           0            300          300
WMX TECHNOLOGIES................................................  8.25     11/15/99           0            250          250
TEMPORARY INVESTMENT FUND.......................................                              0        942,000      942,000
TRI PARTY REPO (BONY TSY).......................................                              0      2,227,000    2,227,000
        TOTAL INVESTMENTS.......................................

                                                                             VALUE AT MARCH 31, 1995
                                                                  ---------------------------------------------
                                                                      PNC            COMPASS
                                                                    BALANCED        BALANCED        PRO-FORMA
                                                                   PORTFOLIO          FUND           COMBINED
                                                                  ------------     -----------     ------------
  U.S. TREASURY NOTE............................................  $          0     $   238,320     $    238,320
  U.S. TREASURY NOTE............................................             0         500,290          500,290
  U.S. TREASURY NOTE............................................     6,007,260               0        6,007,260
  U.S. TREASURY NOTE............................................             0         260,845          260,845
  U.S. TREASURY NOTE............................................             0         197,840          197,840
  U.S. TREASURY NOTE............................................             0         198,494          198,494
  U.S. TREASURY NOTE............................................             0         148,996          148,996
  U.S. TREASURY NOTE............................................             0         503,725          503,725
  U.S. TREASURY NOTE............................................             0         303,558          303,558
  U.S. TREASURY NOTE............................................             0         249,800          249,800
  U.S. TREASURY NOTE............................................             0         249,520          249,520
  U.S. TREASURY NOTE............................................             0         505,060          505,060
U.S. TREASURY NOTE..............................................             0         403,228          403,228
U.S. TREASURY NOTE..............................................             0         507,920          507,920
U.S. TREASURY NOTE..............................................     5,012,250               0        5,012,250
U.S. TREASURY NOTE..............................................       952,440               0          952,440
U.S. TREASURY NOTE..............................................       505,845               0          505,845
U.S. TREASURY NOTE..............................................     2,593,525               0        2,593,525
WAL-MART STORES.................................................             0         309,750          309,750
WMX TECHNOLOGIES................................................             0         256,250          256,250
TEMPORARY INVESTMENT FUND.......................................             0         942,000          942,000
TRI PARTY REPO (BONY TSY).......................................             0       2,227,000        2,227,000
                                                                  ------------     -----------     ------------
        TOTAL INVESTMENTS.......................................  $162,093,798     $25,661,121     $187,754,919
                                                                  ============     ===========     ============

---------------

* Denotes securities in violation of proposed investment objectives.

             See Accompanying Notes to Pro-Forma Financial Statements

                         PNC SHORT-TERM BOND PORTFOLIO
                          BFM SHORT DURATION PORTFOLIO
                        COMPASS SHORT/INTERMEDIATE FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                    PAR (000)
                                                                 ------------------------------------------------
                                                                    PNC         BFM        COMPASS
                                                                 SHORT-TERM    SHORT        SHORT/
                                                                    BOND      DURATION   INTERMEDIATE   PRO-FORMA
                                               RATE   MATURITY   PORTFOLIO      FUND         FUND       COMBINED
                                               ----   --------   ----------   --------   ------------   ---------
 ADVANTA MORTGAGE LOAN TRUST.................  5.55%  03/15/97    $    825    $     0      $      0     $    825
*AMERICAN HOME PRODUCTS......................  7.70   02/15/00         850          0             0          850
 AMEX........................................  7.15   08/15/99           0          0         4,750        4,750
*ANHEUSER BUSCH MTN,.........................  7.50   12/01/97           0          0         2,500        2,500
*ASSOC CORP N.A..............................  6.38   04/15/95           0          0         2,000        2,000
*ASSOC CORP OF N. AMERICA....................  5.30   09/04/95           0          0         1,000        1,000
*ASSOCIATES CORP N.A.........................  7.63   04/15/98           0          0         2,400        2,400
*BASS AMERICA INC............................  6.75   08/01/99           0          0         5,000        5,000
 BETA FN 144A MTN LQ(Q/D)....................  6.36   04/20/95           0          0         2,000        2,000
 CHASE MANHATTAN CREDIT CARD.................  8.75   08/15/99           0      1,000             0        1,000
 CHASE MSTR TR...............................  8.75   08/15/99           0          0         2,000        2,000
*CHRYSLER FINANCIAL CORP.....................  5.08   01/27/97       1,000          0             0        1,000
*COCA COLA COMPANY...........................  7.88   09/15/98           0          0         6,000        6,000
 COLLATERALIZED MORTGAGE SECURITIES
  CORPORATION................................  9.45   05/01/13           0        398             0          398
 COLONIAL CREDIT CARD TRUST..................  6.80   08/15/97           0      1,500             0        1,500
 CORESTATES HOME EQUITY TRUST................  5.10   03/15/96         735          0             0          735
 DISCOVER CARD MT............................  6.23   10/16/04           0        500             0          500
 DISCOVER CARD TRUST.........................  8.63   07/16/98           0        600             0          600
*DUKE POWER CO MTN...........................  7.50   04/01/99           0          0         4,000        4,000
*DUPONT EI DE NEMOURS & CO...................  8.45   10/15/96           0          0         3,500        3,500
 FEDERAL FARM CREDIT BANK BONDS..............  6.70   09/30/96       2,000          0             0        2,000
 FEDERAL HOME LOAN MORTGAGE CORPORATION......  7.25   06/01/07           0        797             0          797
 FEDERAL HOME LOAN MORTGAGE CORPORATION......  7.38   03/01/06           0        368             0          368
 FEDERAL HOME LOAN MORTGAGE CORPORATION......  8.00   11/01/03           0      1,061             0        1,061
 FEDERAL HOME LOAN MORTGAGE CORPORATION......  8.25   06/01/03           0        155             0          155
 FEDERAL HOME LOAN MORTGAGE CORPORATION......  8.75   01/04/13           0        396             0          396

                                                                     VALUE AT
                                                                     MARCH 31,
                                                                       1995
                                               ---------------------------------------------------------
                                                   PNC           BFM          COMPASS
                                               SHORT-TERM       SHORT          SHORT/
                                                  BOND        DURATION      INTERMEDIATE     PRO-FORMA
                                                PORTFOLIO       FUND            FUND          COMBINED
                                               -----------   -----------    ------------    ------------
 ADVANTA MORTGAGE LOAN TRUST.................  $   775,621   $         0    $          0    $    775,621
*AMERICAN HOME PRODUCTS......................      857,438             0               0         857,438
 AMEX........................................            0             0       4,702,500       4,702,500
*ANHEUSER BUSCH MTN,.........................            0             0       2,515,625       2,515,625
*ASSOC CORP N.A..............................            0             0       1,999,860       1,999,860
*ASSOC CORP OF N. AMERICA....................            0             0         995,000         995,000
*ASSOCIATES CORP N.A.........................            0             0       2,415,000       2,415,000
*BASS AMERICA INC............................            0             0       4,856,250       4,856,250
 BETA FN 144A MTN LQ(Q/D)....................            0             0       1,999,400       1,999,400
 CHASE MANHATTAN CREDIT CARD.................            0     1,018,120               0       1,018,120
 CHASE MSTR TR...............................            0             0       2,040,000       2,040,000
*CHRYSLER FINANCIAL CORP.....................      968,750             0               0         968,750
*COCA COLA COMPANY...........................            0             0       6,135,000       6,135,000
 COLLATERALIZED MORTGAGE SECURITIES
  CORPORATION................................            0       403,775               0         403,775
 COLONIAL CREDIT CARD TRUST..................            0     1,499,520               0       1,499,520
 CORESTATES HOME EQUITY TRUST................      677,404             0               0         677,404
 DISCOVER CARD MT............................            0       500,310               0         500,310
 DISCOVER CARD TRUST.........................            0       609,372               0         609,372
*DUKE POWER CO MTN...........................            0             0       4,015,000       4,015,000
*DUPONT EI DE NEMOURS & CO...................            0             0       3,570,000       3,570,000
 FEDERAL FARM CREDIT BANK BONDS..............    1,997,180             0               0       1,997,180
 FEDERAL HOME LOAN MORTGAGE CORPORATION......            0       784,421               0         784,421
 FEDERAL HOME LOAN MORTGAGE CORPORATION......            0       361,172               0         361,172
 FEDERAL HOME LOAN MORTGAGE CORPORATION......            0     1,058,572               0       1,058,572
 FEDERAL HOME LOAN MORTGAGE CORPORATION......            0       266,765               0         266,765
 FEDERAL HOME LOAN MORTGAGE CORPORATION......            0       399,778               0         399,778



                                                                                    PAR (000)
                                                                 ------------------------------------------------
                                                                    PNC         BFM        COMPASS
                                                                 SHORT-TERM    SHORT        SHORT/
                                                                    BOND      DURATION   INTERMEDIATE   PRO-FORMA
                                               RATE   MATURITY   PORTFOLIO      FUND         FUND       COMBINED
                                               ----   --------   ----------   --------   ------------   ---------
 FEDERAL HOME LOAN MORTGAGE CORPORATION......  8.80%  06/01/19    $      0    $   208      $      0     $    208
 FEDERAL HOME LOAN MORTGAGE CORPORATION......  9.25   12/01/08           0      1,400             0        1,400
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......  4.75   09/25/00           0      1,500             0        1,500
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......  9.50   01/25/04           0      1,779             0        1,779
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......  9.00   06/25/17           0      1,215             0        1,215
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......  8.50   11/25/18           0        471             0          471
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......  6.00   11/01/02           0      2,322             0        2,322
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......  6.49   01/01/21           0      1,114             0        1,114
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......  6.89   11/01/02           0      1,111             0        1,111
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......  7.25   04/25/96         792          0             0          792
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......  7.85   05/01/18           0        233             0          233
 FHLMC.......................................  7.86   01/21/97           0          0         2,000        2,000
 FHLMC CMO...................................  6.75   09/15/16           0          0         4,000        4,000
 FIRST USA MASTER TRUST......................  6.25   08/15/03           0        500             0          500
*FORD CAPITAL BV.............................  9.50   07/01/01           0          0         2,000        2,000
*FORD MOTOR CC...............................  8.00   01/15/99           0          0         1,000        1,000
*FORD MOTOR CREDIT MTN.......................  8.40   03/26/99           0          0         5,000        5,000
*GMAC........................................  8.60   07/17/95           0          0         2,500        2,500
 GMAC........................................  4.15   03/15/98           0          0         1,092        1,092
 GMAC EURO BOND..............................  9.40   06/07/95           0          0         1,000        1,000
 GOLDMAN SACHS 144A..........................  4.77   10/16/95           0          0         3,000        3,000
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION....  7.00   01/20/99           0      1,500             0        1,500
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION....  7.50   03/20/25           0      1,800             0        1,800
*GREAT WESTERN FINANCIAL CORP................  6.38   07/01/00       1,000          0             0        1,000
*HOUSEHOLD FIN...............................  7.80   11/01/96           0          0         2,000        2,000
*HOUSEHOLD FINANCE CO........................  8.88   07/05/99           0          0         1,000        1,000
 JOHN DEERE OWNER TRUST......................  4.10   10/15/00         819          0             0          819

                                                                    VALUE AT
                                                                    MARCH 31,
                                                                      1995
                                               ----------------------------------------------------------
                                                   PNC            BFM          COMPASS
                                               SHORT-TERM        SHORT          SHORT/
                                                  BOND         DURATION      INTERMEDIATE     PRO-FORMA
                                                PORTFOLIO        FUND            FUND          COMBINED
                                               -----------    -----------    ------------    ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION......  $         0    $   212,835    $          0    $    212,835
 FEDERAL HOME LOAN MORTGAGE CORPORATION......            0      1,441,883               0       1,441,883
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......            0      1,463,420               0       1,463,420
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......            0      1,828,348               0       1,828,348
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......            0      1,232,715               0       1,232,715
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......            0        474,896               0         474,896
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......            0      2,220,766               0       2,220,766
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......            0      1,094,047               0       1,094,047
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......            0      1,103,861               0       1,103,861
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......      790,495              0               0         790,495
 FEDERAL NATIONAL MORTGAGE ASSOCIATION.......            0        236,076               0         236,076
 FHLMC.......................................            0              0       2,026,580       2,026,580
 FHLMC CMO...................................            0              0       3,883,560       3,883,560
 FIRST USA MASTER TRUST......................            0        500,780               0         500,780
*FORD CAPITAL BV.............................            0              0       2,162,500       2,162,500
*FORD MOTOR CC...............................            0              0       1,013,750       1,013,750
*FORD MOTOR CREDIT MTN.......................            0              0       5,137,500       5,137,500
*GMAC........................................            0              0       2,512,500       2,512,500
 GMAC........................................            0              0       1,073,007       1,073,007
 GMAC EURO BOND..............................            0              0       1,005,000       1,005,000
 GOLDMAN SACHS 144A..........................            0              0       2,970,000       2,970,000
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION....            0      1,530,469               0       1,530,469
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION....            0      1,833,750               0       1,833,750
*GREAT WESTERN FINANCIAL CORP................      937,188              0               0         937,188
*HOUSEHOLD FIN...............................            0              0       2,015,000       2,015,000
*HOUSEHOLD FINANCE CO........................            0              0       1,021,250       1,021,250
 JOHN DEERE OWNER TRUST......................      802,180              0               0         802,180

                                                                                    PAR (000)
                                                                 ------------------------------------------------
                                                                    PNC         BFM        COMPASS
                                                                 SHORT-TERM    SHORT        SHORT/
                                                                    BOND      DURATION   INTERMEDIATE   PRO-FORMA
                                               RATE   MATURITY   PORTFOLIO      FUND         FUND       COMBINED
                                               ----   --------   ----------   --------   ------------   ---------
 KIDDER PEOBODY MORTGAGE ASSETS TRUST........  8.50%  09/01/14    $      0    $   539      $      0     $    539
*LEHMAN BROTHERS INC. SUBORDINATED NOTES.....  7.38   08/15/97       1,000          0             0        1,000
 LEMAN BROTHERS REPURCHASE AGREEMENT.........  6.25   04/03/95           0      1,410             0        1,410
 MERRILL LYNCH ASSET BACKED CORP.............  5.50   07/15/95         715          0             0          715
 MLABC.......................................  5.50   05/15/98           0          0         1,712        1,712
 MLABC.......................................  5.13   07/15/98           0          0         1,549        1,549
 NOMURA ASSET SECURITIES CORPORATION.........  7.00   07/25/24           0        725             0          725
*PEPSICO INC.................................  5.63   07/01/95           0          0         2,000        2,000
*PEPSICO INC.................................  6.13   01/15/98           0          0         2,000        2,000
*PEPSICO INC.................................  7.00   11/15/96           0          0         3,000        3,000
 PREM AUTO TR................................  4.90   10/15/98           0          0           794          794
 PREMIER AUTO TRUST..........................  4.65   11/02/99           0          0         5,331        5,331
*REPUBLIC NAT BANK NY........................  6.40   04/15/95           0          0         4,000        4,000
 RESOLUTION TRUST CORPORATION................  8.00   07/25/29           0      1,498             0        1,498
*RYDER SYSTEM, INC...........................  7.66   09/15/99         500          0             0          500
 SALOMON BROTHERS MORTGAGE SECURITIES VII
  INC........................................  7.37   10/25/23           0        465             0          465
*SALOMON BROTHERS, INC.......................  5.26   02/10/99       1,000          0             0        1,000
 SMALL BUSINESS ADMINISTRATION GUARANTEED
  LOAN
    (ARM)....................................  6.87   03/25/16           0        750             0          750
 SMALL BUSINESS ADMINISTRATION GUARANTEED
  LOAN
    (ARM)....................................  6.90   07/25/16           0        770             0          770
 STANDARD CR CRD.............................  7.88   01/07/00           0          0         4,000        4,000
 STANDARD CREDIT CARD ABS....................  8.88   09/07/99           0          0         5,000        5,000
 STANDARD CREDIT CARD MASTER TRUST...........  8.50   08/07/97           0        600             0          600
*STHRN CAL EDISON CO.........................  5.90   01/15/97           0          0         3,000        3,000
 TENNESSEE VALLEY AUTH.......................  8.38   10/01/99           0          0         2,000        2,000
*TEXACO CAPITAL INC..........................  7.88   05/01/95           0          0         3,000        3,000
*TEXACO CAPITAL INC..........................  9.00   11/15/96           0          0         1,500        1,500
*TEXACO CAPITAL INC..........................  9.00   12/15/99           0          0         3,000        3,000
*TEXACO CAPITAL (MTN)........................  8.53   08/15/97           0          0         1,350        1,350
 THE MONEY STORE HOME EQUITY TRUST...........  5.08   11/15/95       1,218          0             0        1,218

                                                                     VALUE AT
                                                                     MARCH 31,
                                                                       1995
                                               ---------------------------------------------------------
                                                   PNC           BFM          COMPASS
                                               SHORT-TERM       SHORT          SHORT/
                                                  BOND        DURATION      INTERMEDIATE     PRO-FORMA
                                                PORTFOLIO       FUND            FUND          COMBINED
                                               -----------   -----------    ------------    ------------
 KIDDER PEOBODY MORTGAGE ASSETS TRUST........  $         0   $   545,398    $          0    $    545,398
*LEHMAN BROTHERS INC. SUBORDINATED NOTES.....      990,000             0               0         990,000
 LEMAN BROTHERS REPURCHASE AGREEMENT.........            0     1,410,000               0       1,410,000
 MERRILL LYNCH ASSET BACKED CORP.............      708,121             0               0         708,121
 MLABC.......................................            0             0       1,694,069       1,694,069
 MLABC.......................................            0             0       1,526,613       1,526,613
 NOMURA ASSET SECURITIES CORPORATION.........            0       717,335               0         717,335
*PEPSICO INC.................................            0             0       1,997,500       1,997,500
*PEPSICO INC.................................            0             0       1,952,500       1,952,500
*PEPSICO INC.................................            0             0       3,003,750       3,003,750
 PREM AUTO TR................................            0             0         772,675         772,675
 PREMIER AUTO TRUST..........................            0             0       5,155,413       5,155,413
*REPUBLIC NAT BANK NY........................            0             0       4,000,000       4,000,000
 RESOLUTION TRUST CORPORATION................            0     1,501,396               0       1,501,396
*RYDER SYSTEM, INC...........................      500,000             0               0         500,000
 SALOMON BROTHERS MORTGAGE SECURITIES VII
  INC........................................            0       463,161               0         463,161
*SALOMON BROTHERS, INC.......................      951,250             0               0         951,250
 SMALL BUSINESS ADMINISTRATION GUARANTEED
  LOAN
    (ARM)....................................            0       754,080               0         754,080
 SMALL BUSINESS ADMINISTRATION GUARANTEED
  LOAN
    (ARM)....................................            0       773,704               0         773,704
 STANDARD CR CRD.............................            0             0       4,080,000       4,080,000
 STANDARD CREDIT CARD ABS....................            0             0       5,225,000       5,225,000
 STANDARD CREDIT CARD MASTER TRUST...........            0       609,750               0         609,750
*STHRN CAL EDISON CO.........................            0             0       2,925,000       2,925,000
 TENNESSEE VALLEY AUTH.......................            0             0       2,080,000       2,080,000
*TEXACO CAPITAL INC..........................            0             0       3,003,750       3,003,750
*TEXACO CAPITAL INC..........................            0             0       1,548,750       1,548,750
*TEXACO CAPITAL INC..........................            0             0       3,180,000       3,180,000
*TEXACO CAPITAL (MTN)........................            0             0       1,385,438       1,385,438
 THE MONEY STORE HOME EQUITY TRUST...........    1,166,094             0               0       1,166,094

                                                                                    PAR (000)
                                                                 ------------------------------------------------
                                                                    PNC         BFM        COMPASS
                                                                 SHORT-TERM    SHORT        SHORT/
                                                                    BOND      DURATION   INTERMEDIATE   PRO-FORMA
                                               RATE   MATURITY   PORTFOLIO      FUND         FUND       COMBINED
                                               ----   --------   ----------   --------   ------------   ---------
 TOYOTA MOTOR CREDIT AUTO
  RECEIVABLE.................................  3.90%  08/17/98    $     65    $     0      $      0     $     65
 UNION FEDERAL MASTER TRUST..................  4.88   11/15/95         922          0             0          922
*UNITED COMPANIES FINANCIAL CORP.............  6.58   04/10/96       1,747          0             0        1,747
 U.S. TREASURY NOTE..........................  4.25   05/15/96           0          0         3,000        3,000
 U.S. TREASURY NOTE..........................  4.63   02/15/96           0          0         5,000        5,000
 U.S. TREASURY NOTE..........................  5.13   03/31/96           0          0         3,000        3,000
 U.S. TREASURY NOTE..........................  5.13   02/28/98           0          0         1,000        1,000
 U.S. TREASURY NOTE..........................  5.63   08/31/97           0          0         8,000        8,000
 U.S. TREASURY NOTE..........................  5.75   10/31/97           0          0         3,000        3,000
 U.S. TREASURY NOTE..........................  6.00   06/30/96           0     16,270             0       16,270
 U.S. TREASURY NOTE..........................  6.00   11/30/97           0          0         5,000        5,000
 U.S. TREASURY NOTE..........................  6.25   01/31/97           0          0         3,000        3,000
 U.S. TREASURY NOTE..........................  6.50   11/30/96           0          0         1,000        1,000
 U.S. TREASURY NOTE..........................  6.50   05/15/97           0          0         5,000        5,000
 U.S. TREASURY NOTE..........................  6.75   02/28/97           0          0         2,000        2,000
 U.S. TREASURY NOTE..........................  6.75   05/31/97           0          0         8,000        8,000
 U.S. TREASURY NOTE..........................  6.88   10/31/96           0          0         2,000        2,000
 U.S. TREASURY NOTE..........................  6.88   02/28/97       1,000          0             0        1,000
 U.S. TREASURY NOTE..........................  6.88   02/28/97           0      4,000             0        4,000
 U.S. TREASURY NOTE..........................  6.88   04/30/97           0          0        10,000       10,000
 U.S. TREASURY NOTE..........................  7.25   01/30/96           0        240             0          240
 U.S. TREASURY NOTE..........................  7.25   08/31/96           0          0         1,000        1,000
 U.S. TREASURY NOTE..........................  7.25   11/30/96           0          0         2,000        2,000
 U.S. TREASURY NOTE..........................  7.25   02/15/98           0          0         4,000        4,000
 U.S. TREASURY NOTE..........................  7.38   05/15/96           0          0         2,000        2,000
 U.S. TREASURY NOTE..........................  7.50   01/31/96           0          0         8,000        8,000
 U.S. TREASURY NOTE..........................  7.50   01/31/97           0      2,935             0        2,935
 U.S. TREASURY NOTE..........................  7.88   01/15/98           0          0         4,000        4,000
 U.S. TREASURY NOTE..........................  8.00   08/15/99           0          0         3,000        3,000
 U.S. TREASURY NOTE..........................  8.50   11/15/95           0          0         2,000        2,000
*WAL-MART....................................  8.00   05/01/96           0          0         3,000        3,000
 SHEARSON TEMP FUND..........................                            0          0         7,168        7,168
 SMITH BARNEY MONEY MARKET FUND..............                      173,187          0             0      173,187

        TOTAL INVESTMENTS....................


                                                                       VALUE AT
                                                                       MARCH 31,
                                                                         1995
                                               -----------------------------------------------------------
                                                   PNC             BFM          COMPASS
                                               SHORT- TERM        SHORT          SHORT/
                                                  BOND          DURATION      INTERMEDIATE     PRO-FORMA
                                                PORTFOLIO         FUND            FUND          COMBINED
                                               -----------     -----------    ------------    ------------
 TOYOTA MOTOR CREDIT AUTO
  RECEIVABLE.................................  $    63,113     $         0    $          0    $     63,113
 UNION FEDERAL MASTER TRUST..................      906,312               0               0         906,312
*UNITED COMPANIES FINANCIAL CORP.............    1,730,722               0               0       1,730,722
 U.S. TREASURY NOTE..........................            0               0       2,925,690       2,925,690
 U.S. TREASURY NOTE..........................            0               0       4,921,850       4,921,850
 U.S. TREASURY NOTE..........................            0               0       2,960,310       2,960,310
 U.S. TREASURY NOTE..........................            0               0         952,440         952,440
 U.S. TREASURY NOTE..........................            0               0       7,778,080       7,778,080
 U.S. TREASURY NOTE..........................            0               0       2,917,500       2,917,500
 U.S. TREASURY NOTE..........................            0      16,150,578               0      16,150,578
 U.S. TREASURY NOTE..........................            0               0       4,885,900       4,885,900
 U.S. TREASURY NOTE..........................            0               0       2,974,230       2,974,230
 U.S. TREASURY NOTE..........................            0               0         996,160         996,160
 U.S. TREASURY NOTE..........................            0               0       4,964,500       4,964,500
 U.S. TREASURY NOTE..........................            0               0       1,998,400       1,998,400
 U.S. TREASURY NOTE..........................            0               0       7,984,640       7,984,640
 U.S. TREASURY NOTE..........................            0               0       2,003,820       2,003,820
 U.S. TREASURY NOTE..........................    1,001,750               0               0       1,001,750
 U.S. TREASURY NOTE..........................            0       4,005,641               0       4,005,641
 U.S. TREASURY NOTE..........................            0               0      10,009,600      10,009,600
 U.S. TREASURY NOTE..........................            0         241,874               0         241,874
 U.S. TREASURY NOTE..........................            0               0       1,007,450       1,007,450
 U.S. TREASURY NOTE..........................            0               0       2,015,800       2,015,800
 U.S. TREASURY NOTE..........................            0               0       4,032,280       4,032,280
 U.S. TREASURY NOTE..........................            0               0       2,016,600       2,016,600
 U.S. TREASURY NOTE..........................            0               0       8,065,440       8,065,440
 U.S. TREASURY NOTE..........................            0       2,971,218               0       2,971,218
 U.S. TREASURY NOTE..........................            0               0       4,092,480       4,092,480
 U.S. TREASURY NOTE..........................            0               0       3,105,480       3,105,480
 U.S. TREASURY NOTE..........................            0               0       2,025,600       2,025,600
*WAL-MART....................................            0               0       3,033,750       3,033,750
 SHEARSON TEMP FUND..........................            0               0       7,168,028       7,168,028
 SMITH BARNEY MONEY MARKET FUND..............      173,187               0               0         173,187
                                               -----------     -----------    ------------    ------------
        TOTAL INVESTMENTS....................  $15,996,804     $52,219,786    $198,430,767    $266,647,357
                                               ===========     ===========    ============    ============

---------------

* Denotes securities in violation of proposed investment objectives.

            See Accompanying Notes to Pro-Forma Financial Statements

                        BFM CORE FIXED INCOME PORTFOLIO
                           COMPASS FIXED INCOME FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                    PAR (000)
                                                                                       -----------------------------------
                                                                                          BFM
                                                                                         CORE        COMPASS
                                                                                         FIXED        FIXED
                                                                                        INCOME       INCOME      PRO-FORMA
                                                                RATE      MATURITY     PORTFOLIO      FUND       COMBINED
                                                                -----     --------     ---------     -------     ---------
AFRICAN DEVELOPMENT BANK......................................   9.50%    12/15/95      $   100      $    0       $   100
ALBERTSONS INC. (MTN).........................................   4.82     03/25/96            0       5,000         5,000
AMERICAN GENERAL FINANCE CORPORATION..........................   8.50     08/15/98          100           0           100
AMERICAN HOME PRODUCTS CORPORATION............................   7.90     02/15/05          150           0           150
AMEX..........................................................   7.15     08/15/99            0       2,000         2,000
ANHEUSER BUSCH COS, INC.......................................   9.00     12/01/09            0       4,500         4,500
ARCHER DANIELS MIDLAND CO.....................................   7.13     03/01/13            0       3,000         3,000
ASSOCIATES CORP N.A...........................................   7.63     04/15/98            0       1,000         1,000
ASSOCIATES CORP N.A...........................................   8.63     06/15/97            0       3,000         3,000
ASSOCIATES CORP. OF NORTH AMERICA.............................   6.25     03/15/99          100           0           100
ASSOCIATES CORP. OF NORTH AMERICA.............................   6.75     07/15/97           60           0            60
BANC ONE CREDIT CARD MASTER TRUST.............................   7.55     12/15/99          250           0           250
BANQUE NATIONALE/PARIS YB.....................................   9.88     05/25/98            0       1,000         1,000
BASS AMERICA INC..............................................   6.63     03/01/03            0       1,000         1,000
BASS AMERICA INC..............................................   6.75     08/01/99            0       4,000         4,000
BETA FN 144A MTN LQ(Q/D)......................................   6.36     04/20/95            0       3,500         3,500
BRITISH COLUMBIA HYDRO AND POWER..............................  15.50     11/15/11          100           0           100
CATTERPILLAR FINANCIAL SERVICES...............................   8.72     07/21/97          100           0           100
CENTRAL POWER AND LIGHT COMPANY...............................   6.00     04/01/00          100           0           100
CHASE MSTR TR.................................................   8.75     08/15/99            0       3,000         3,000
CHRYSLER FINANCIAL CORPORATION................................   7.08     04/04/97          150           0           150
COCA COLA COMPANY.............................................   7.88     09/15/98            0       1,955         1,955
CSX CORPORATION...............................................   8.63     05/15/22           60           0            60
DONNELLEY & SONS..............................................   8.88     04/15/21            0       7,000         7,000
DONNELLEY & SONS..............................................   7.00     01/01/03            0       2,000         2,000
DU PONT E I DE NEMOURS AND COMPANY............................   7.50     03/01/33          105           0           105
FHLMC CMO.....................................................   6.75     09/15/16            0       6,000         6,000
FHLMC.........................................................   7.13     07/21/99            0       3,000         3,000
FHLMC CMO.....................................................   8.00     03/15/05            0       1,699         1,699
FEDERAL HOME LOAN MORTGAGE CORPORATION........................   8.00     11/01/15          184           0           184
FEDERAL HOUSING ADMINISTRATION................................   8.93     06/01/20          221           0           221


                                                                           VALUE AT MARCH 31, 1995
                                                                ---------------------------------------------
                                                                    BFM           COMPASS
                                                                CORE FIXED         FIXED
                                                                  INCOME           INCOME         PRO-FORMA
                                                                 PORTFOLIO          FUND           COMBINED
                                                                -----------     ------------     ------------
AFRICAN DEVELOPMENT BANK......................................  $   101,979     $          0     $    101,979
ALBERTSONS INC. (MTN).........................................            0        4,906,250        4,906,250
AMERICAN GENERAL FINANCE CORPORATION..........................      102,842                0          102,842
AMERICAN HOME PRODUCTS CORPORATION............................      151,603                0          151,603
AMEX..........................................................            0        1,980,000        1,980,000
ANHEUSER BUSCH COS, INC.......................................            0        4,989,375        4,989,375
ARCHER DANIELS MIDLAND CO.....................................            0        2,748,750        2,748,750
ASSOCIATES CORP N.A...........................................            0        1,006,250        1,006,250
ASSOCIATES CORP N.A...........................................            0        3,086,250        3,086,250
ASSOCIATES CORP. OF NORTH AMERICA.............................       95,758                0           95,758
ASSOCIATES CORP. OF NORTH AMERICA.............................       59,364                0           59,364
BANC ONE CREDIT CARD MASTER TRUST.............................      252,656                0          252,656
BANQUE NATIONALE/PARIS YB.....................................            0        1,071,250        1,071,250
BASS AMERICA INC..............................................            0          930,000          930,000
BASS AMERICA INC..............................................            0        3,885,000        3,885,000
BETA FN 144A MTN LQ(Q/D)......................................            0        3,498,950        3,498,950
BRITISH COLUMBIA HYDRO AND POWER..............................      118,105                0          118,105
CATTERPILLAR FINANCIAL SERVICES...............................      103,037                0          103,037
CENTRAL POWER AND LIGHT COMPANY...............................       93,434                0           93,434
CHASE MSTR TR.................................................            0        3,060,000        3,060,000
CHRYSLER FINANCIAL CORPORATION................................      150,000                0          150,000
COCA COLA COMPANY.............................................            0        1,998,988        1,998,988
CSX CORPORATION...............................................       51,827                0           51,827
DONNELLEY & SONS..............................................            0        7,665,000        7,665,000
DONNELLEY & SONS..............................................            0        1,937,500        1,937,500
DU PONT E I DE NEMOURS AND COMPANY............................       96,305                0           96,305
FHLMC CMO.....................................................            0        5,825,340        5,825,340
FHLMC.........................................................            0        2,985,360        2,985,360
FHLMC CMO.....................................................            0        1,712,185        1,712,185
FEDERAL HOME LOAN MORTGAGE CORPORATION........................      184,206                0          184,206
FEDERAL HOUSING ADMINISTRATION................................      223,393                0          223,393

                                                                                                    PAR (000)
                                                                                       -----------------------------------
                                                                                          BFM
                                                                                         CORE        COMPASS
                                                                                         FIXED        FIXED
                                                                                        INCOME       INCOME      PRO-FORMA
                                                                RATE      MATURITY     PORTFOLIO      FUND       COMBINED
                                                                -----     --------     ---------     -------     ---------
FEDERAL HOUSING ADMINISTRATION................................  10.23%    05/01/33      $    99      $    0       $    99
FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................   6.50     10/25/03          100           0           100
FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................   7.50     02/01/09          347           0           347
FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................   8.00     08/25/16           33           0            33
FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................   8.00     01/01/99        1,007           0         1,007
FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................   8.50     02/01/05          100           0           100
FNMA..........................................................   9.50     09/25/18            0         756           756
FIRST BOSTON COMPANY MORTGAGE SECURITIES TRUST................   9.45     08/20/17           98           0            98
FIRST BOSTON MORTGAGE SECURITIES
  CORPORATION.................................................   6.75     09/25/06          119           0           119
FIRST UNION CORPORATION.......................................   8.00     11/15/02          100           0           100
FIRST USA CREDIT CARD MASTER TRUST............................   6.25     08/15/03          300           0           300
FORD CAPITAL BV...............................................   9.13     04/08/96          100           0           100
FORD CAPITAL BV...............................................   9.50     07/01/01            0       1,000         1,000
FORD MOTOR CC.................................................   6.75     08/15/08            0       5,000         5,000
FORD MOTOR CC.................................................   8.00     01/15/99            0       2,000         2,000
GMAC..........................................................   4.15     03/15/98            0         655           655
GMAC..........................................................   5.70     12/22/97          150           0           150
GNMA..........................................................   6.50     01/20/99          300           0           300
GNMA..........................................................   7.00     02/20/25          245           0           245
GNMA..........................................................   8.50     01/15/10          649           0           649
GNMA..........................................................   8.50     03/15/20            0         208           208
GNMA..........................................................   8.50     04/15/20            0         381           381
GNMA..........................................................   8.50     04/15/20            0         210           210
GNMA..........................................................   8.50     04/15/20            0         663           663
GNMA..........................................................   9.00     09/15/16            0         539           539
GNMA..........................................................   9.00     10/15/19            0         333           333
GNMA..........................................................   9.00     11/15/19            0         216           216
GNMA..........................................................   9.00     11/15/19            0         327           327
GNMA..........................................................   9.00     12/15/19            0         272           272
GNMA..........................................................   9.00     01/15/99          637           0           637
GNMA..........................................................   9.50     11/15/26          622           0           622
GNMA..........................................................  10.50     01/15/16           44           0            44
GNMA..........................................................  11.00     05/15/16           25           0            25
GNMA..........................................................  11.50     05/15/16           10           0            10
GNMA..........................................................  12.00     05/15/16           12           0            12
GNMA..........................................................  12.50     04/15/13            2           0             2
GRAND MET INV CORP............................................   7.13     09/15/04            0       5,000         5,000
GTE SOUTHWEST INC.............................................   5.82     12/01/99          100           0           100


                                                                           VALUE AT MARCH 31, 1995
                                                                ---------------------------------------------
                                                                    BFM           COMPASS
                                                                CORE FIXED         FIXED
                                                                  INCOME           INCOME         PRO-FORMA
                                                                 PORTFOLIO          FUND           COMBINED
                                                                -----------     ------------     ------------
FEDERAL HOUSING ADMINISTRATION................................  $   103,640     $          0     $    103,640
FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................       92,578                0           92,578
FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................      344,655                0          344,655
FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................       33,325                0           33,325
FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................    1,000,097                0        1,000,097
FEDERAL NATIONAL MORTGAGE ASSOCIATION.........................      102,531                0          102,531
FNMA..........................................................            0          769,088          769,088
FIRST BOSTON COMPANY MORTGAGE SECURITIES TRUST................      100,027                0          100,027
FIRST BOSTON MORTGAGE SECURITIES
  CORPORATION.................................................      110,057                0          110,057
FIRST UNION CORPORATION.......................................      100,093                0          100,093
FIRST USA CREDIT CARD MASTER TRUST............................      300,468                0          300,468
FORD CAPITAL BV...............................................      101,907                0          101,907
FORD CAPITAL BV...............................................            0        1,081,250        1,081,250
FORD MOTOR CC.................................................            0        4,512,500        4,512,500
FORD MOTOR CC.................................................            0        2,027,500        2,027,500
GMAC..........................................................            0          643,804          643,804
GMAC..........................................................      143,355                0          143,355
GNMA..........................................................      297,281                0          297,281
GNMA..........................................................      246,749                0          246,749
GNMA..........................................................      661,496                0          661,496
GNMA..........................................................            0          210,511          210,511
GNMA..........................................................            0          386,140          386,140
GNMA..........................................................            0          212,689          212,689
GNMA..........................................................            0          672,451          672,451
GNMA..........................................................            0          556,069          556,069
GNMA..........................................................            0          344,153          344,153
GNMA..........................................................            0          222,574          222,574
GNMA..........................................................            0          338,100          338,100
GNMA..........................................................            0          281,114          281,114
GNMA..........................................................      650,983                0          650,983
GNMA..........................................................      646,326                0          646,326
GNMA..........................................................       47,775                0           47,775
GNMA..........................................................       26,745                0           26,745
GNMA..........................................................       11,171                0           11,171
GNMA..........................................................       13,900                0           13,900
GNMA..........................................................        1,713                0            1,713
GRAND MET INV CORP............................................            0        4,800,000        4,800,000
GTE SOUTHWEST INC.............................................       93,187                0           93,187

                                                                                                    PAR (000)
                                                                                       -----------------------------------
                                                                                          BFM
                                                                                         CORE        COMPASS
                                                                                         FIXED        FIXED
                                                                                        INCOME       INCOME      PRO-FORMA
                                                                RATE      MATURITY     PORTFOLIO      FUND       COMBINED
                                                                -----     --------     ---------     -------     ---------
HYDRO QUEBEC..................................................   8.05%    07/07/24      $   100      $    0       $   100
HYDRO-QUEBEC..................................................   9.40     02/01/21            0       3,000             0
ITT FINANCIAL CORPORATION.....................................   8.85     07/15/05          100           0           100
J.C. PENNEY & CO..............................................   9.45     07/15/02            0       3,000         3,000
KIDDER PEOBODY ACCEPTANCE CORPORATION.........................   6.65     02/01/06          100           0           100
KIMBERLY CLARK................................................   7.88     02/01/23            0       3,750         3,750
LEHMAN BROTHERS INC. REPURCHASE AGREEMENT.....................   6.25     04/03/95          300           0           300
MCDONALD'S CORP...............................................   7.38     07/15/02            0       2,000         2,000
MERRILL LYNCH.................................................   7.00     04/27/08            0       3,000         3,000
MERRILL LYNCH.................................................   7.05     04/15/03            0       2,000         2,000
MERRILL LYNCH.................................................   8.30     11/01/02            0       2,000         2,000
MLABC.........................................................   5.50     05/15/98            0       1,027         1,027
MLABC.........................................................   5.13     07/15/98            0       1,549         1,549
MOBIL CORPORATION.............................................   7.63     02/23/33          100           0           100
NATIONAL WESTMINSTER BK.......................................   9.45     05/01/01            0       4,000         4,000
NORFOLK OF SOUTHERN CORP......................................   9.00     03/01/21            0       4,000         4,000
PACIFIC GAS AND ELECTRIC COMPANY..............................   7.25     08/01/26           50           0            50
PEPSICO INC...................................................   6.13     01/15/98            0       2,000         2,000
PREM AUTO TR..................................................   4.90     10/15/98            0       3,176         3,176
PROCTOR & GAMBLE CO...........................................   7.38     03/01/23            0       2,000         2,000
PROVINCE OF ONTARIO YB........................................   8.00     10/17/01            0       5,000         5,000
QUEBEC PROVENCE, CDA..........................................   7.50     07/15/23          100           0           100
REPUBLIC OF ITALY.............................................   6.88     09/27/23           50           0            50
SALOMON BROTHERS MORTGAGE SECURITIES VII INC..................   7.00     07/25/24          104           0           104
SALOMON BROTHERS MORTGAGE TRUST (PRINCIPAL ONLY)..............            10/23/17          183           0           183
SHAWMUT BANK OF CONNECTICUT NA................................   8.63     02/15/05          100           0           100
SMITH BARNEY HOLDINGS INC.....................................   5.38     06/01/96          100           0           100
SMITH BARNEY HOLDINGS INC.....................................   5.50     01/15/99           50           0            50
STANDARD CREDIT CARD MASTER TRUST.............................   8.25     01/08/07          150           0           150
STHRN CAL EDISON CO...........................................   5.90     01/15/97            0       2,000         2,000
TECO ENERGY INC MTN...........................................   9.25     06/19/97            0       1,000         1,000
TEXACO CAPITAL INC............................................   8.50     02/15/03            0       5,000         5,000
TEXACO CAPITAL INC............................................   9.00     11/15/96            0       1,000         1,000
TEXAS UTILITIES ELECTRIC COMPANY..............................   7.38     10/01/25           50           0            50
TORONTO-DOMINION BANK.........................................   7.88     08/15/04            0       2,000         2,000
UNITED PARCEL SERVICE.........................................   8.38     04/01/20            0       7,000         7,000
U.S. TREASURY BOND............................................   6.25     08/15/23            0       5,000         5,000
U.S. TREASURY BOND............................................   7.25     05/15/16          315           0           315


                                                                           VALUE AT MARCH 31, 1995
                                                                ---------------------------------------------
                                                                    BFM           COMPASS
                                                                CORE FIXED         FIXED
                                                                  INCOME           INCOME         PRO-FORMA
                                                                 PORTFOLIO          FUND           COMBINED
                                                                -----------     ------------     ------------
HYDRO QUEBEC..................................................  $   100,270     $          0     $    100,270
HYDRO-QUEBEC..................................................    3,251,250        3,251,250
ITT FINANCIAL CORPORATION.....................................      104,924                0          104,924
J.C. PENNEY & CO..............................................            0        3,217,500        3,217,500
KIDDER PEOBODY ACCEPTANCE CORPORATION.........................       94,078                0           94,078
KIMBERLY CLARK................................................            0        3,689,063        3,689,063
LEHMAN BROTHERS INC. REPURCHASE AGREEMENT.....................      300,000                0          300,000
MCDONALD'S CORP...............................................            0        2,002,500        2,002,500
MERRILL LYNCH.................................................            0        2,707,500        2,707,500
MERRILL LYNCH.................................................            0        1,867,500        1,867,500
MERRILL LYNCH.................................................            0        2,030,000        2,030,000
MLABC.........................................................            0        1,016,441        1,016,441
MLABC.........................................................            0        1,526,613        1,526,613
MOBIL CORPORATION.............................................       93,386                0           93,386
NATIONAL WESTMINSTER BK.......................................            0        4,325,000        4,325,000
NORFOLK OF SOUTHERN CORP......................................            0        4,370,000        4,370,000
PACIFIC GAS AND ELECTRIC COMPANY..............................       43,947                0           43,947
PEPSICO INC...................................................            0        1,952,500        1,952,500
PREM AUTO TR..................................................            0        3,090,700        3,090,700
PROCTOR & GAMBLE CO...........................................            0        1,837,500        1,837,500
PROVINCE OF ONTARIO YB........................................            0        5,081,250        5,081,250
QUEBEC PROVENCE, CDA..........................................       88,627                0           88,627
REPUBLIC OF ITALY.............................................       40,249                0           40,249
SALOMON BROTHERS MORTGAGE SECURITIES VII INC..................       89,325                0           89,325
SALOMON BROTHERS MORTGAGE TRUST (PRINCIPAL ONLY)..............      125,933                0          125,933
SHAWMUT BANK OF CONNECTICUT NA................................      103,267                0          103,267
SMITH BARNEY HOLDINGS INC.....................................       97,935                0           97,935
SMITH BARNEY HOLDINGS INC.....................................       46,228                0           46,228
STANDARD CREDIT CARD MASTER TRUST.............................      154,313                0          154,313
STHRN CAL EDISON CO...........................................            0        1,950,000        1,950,000
TECO ENERGY INC MTN...........................................            0        1,042,500        1,042,500
TEXACO CAPITAL INC............................................            0        5,237,500        5,237,500
TEXACO CAPITAL INC............................................            0        1,032,500        1,032,500
TEXAS UTILITIES ELECTRIC COMPANY..............................       43,841                0           43,841
TORONTO-DOMINION BANK.........................................            0        1,977,500        1,977,500
UNITED PARCEL SERVICE.........................................            0        7,332,500        7,332,500
U.S. TREASURY BOND............................................            0        4,260,950        4,260,950
U.S. TREASURY BOND............................................      304,564                0          304,564

                                                                                                    PAR (000)
                                                                                       -----------------------------------
                                                                                          BFM
                                                                                         CORE        COMPASS
                                                                                         FIXED        FIXED
                                                                                        INCOME       INCOME      PRO-FORMA
                                                                RATE      MATURITY     PORTFOLIO      FUND       COMBINED
                                                                -----     --------     ---------     -------     ---------
U.S. TREASURY BOND............................................   7.25%    05/15/16      $     0     $10,000       $10,000
U.S. TREASURY BOND............................................   7.50     11/15/24          650           0           650
U.S. TREASURY BOND............................................   7.63     02/15/07            0       2,000         2,000
U.S. TREASURY BOND............................................   7.88     02/15/21            0       1,000         1,000
U.S. TREASURY BOND............................................   8.13     08/15/19            0       6,000         6,000
U.S. TREASURY BOND............................................   8.75     05/15/17            0       2,000         2,000
U.S. TREASURY BOND............................................   8.75     08/15/20          683           0           683
U.S. TREASURY BOND............................................  10.38     11/15/12          590           0           590
U.S. TREASURY NOTE............................................   4.25     12/31/95            0       5,000         5,000
U.S. TREASURY NOTE............................................   4.38     11/15/96            0       3,000         3,000
U.S. TREASURY NOTE............................................   4.63     02/15/96            0       7,500         7,500
U.S. TREASURY NOTE............................................   5.13     11/15/95            0       3,000         3,000
U.S. TREASURY NOTE............................................   5.13     03/31/96            0       2,000         2,000
U.S. TREASURY NOTE............................................   5.13     02/28/98            0       2,000         2,000
U.S. TREASURY NOTE............................................   5.13     03/31/98            0       7,000         7,000
U.S. TREASURY NOTE............................................   5.13     11/30/98            0       2,000         2,000
U.S. TREASURY NOTE............................................   5.63     08/31/97            0       2,000         2,000
U.S. TREASURY NOTE............................................   5.75     10/31/97            0       2,000         2,000
U.S. TREASURY NOTE............................................   6.00     11/30/97            0       3,000         3,000
U.S. TREASURY NOTE............................................   6.25     02/15/03          655           0           655
U.S. TREASURY NOTE............................................   6.38     01/15/99            0       2,000         2,000
U.S. TREASURY NOTE............................................   6.50     11/30/96            0       2,000         2,000
U.S. TREASURY NOTE............................................   6.50     05/15/97            0       2,000         2,000
U.S. TREASURY NOTE............................................   6.50     08/15/97            0       1,000         1,000
U.S. TREASURY NOTE............................................   6.75     05/31/97            0       3,000         3,000
U.S. TREASURY NOTE............................................   7.00     04/15/99            0       2,000         2,000
U.S. TREASURY NOTE............................................   7.13     10/15/98            0       2,000         2,000
U.S. TREASURY NOTE............................................   7.25     08/15/04            0       1,850         1,850
U.S. TREASURY NOTE............................................   7.25     08/15/04          500           0           500
U.S. TREASURY NOTE............................................   7.25     11/30/96          425           0           425
U.S. TREASURY NOTE............................................   7.25     02/15/98            0       4,000         4,000
U.S. TREASURY NOTE............................................   7.25     02/15/98        1,355           0         1,355
U.S. TREASURY NOTE............................................   7.38     05/15/96            0       1,000         1,000
U.S. TREASURY NOTE............................................   7.50     11/15/01          635           0           635
U.S. TREASURY NOTE............................................   7.50     02/15/05          510           0           510
U.S. TREASURY NOTE............................................   7.50     01/31/97        2,000           0         2,000
U.S. TREASURY NOTE............................................   7.75     02/15/01            0       2,000         2,000
U.S. TREASURY NOTE............................................   7.75     11/30/99        1,780           0         1,780
U.S. TREASURY NOTE............................................   8.25     07/15/98            0       2,000         2,000


                                                                           VALUE AT MARCH 31, 1995
                                                                ---------------------------------------------
                                                                    BFM           COMPASS
                                                                CORE FIXED         FIXED
                                                                  INCOME           INCOME         PRO-FORMA
                                                                 PORTFOLIO          FUND           COMBINED
                                                                -----------     ------------     ------------
U.S. TREASURY BOND............................................  $         0     $  9,678,100     $  9,678,100
U.S. TREASURY BOND............................................      551,029                0          551,029
U.S. TREASURY BOND............................................            0        2,022,560        2,022,560
U.S. TREASURY BOND............................................            0        1,032,450        1,032,450
U.S. TREASURY BOND............................................            0        6,356,220        6,356,220
U.S. TREASURY BOND............................................            0        2,247,560        2,247,560
U.S. TREASURY BOND............................................      771,046                0          771,046
U.S. TREASURY BOND............................................      726,898                0          726,898
U.S. TREASURY NOTE............................................            0        4,922,600        4,922,600
U.S. TREASURY NOTE............................................            0        2,893,260        2,893,260
U.S. TREASURY NOTE............................................            0        7,382,775        7,382,775
U.S. TREASURY NOTE............................................            0        2,978,430        2,978,430
U.S. TREASURY NOTE............................................            0        1,973,540        1,973,540
U.S. TREASURY NOTE............................................            0        1,904,880        1,904,880
U.S. TREASURY NOTE............................................            0        6,657,980        6,657,980
U.S. TREASURY NOTE............................................            0        1,878,140        1,878,140
U.S. TREASURY NOTE............................................            0        1,944,520        1,944,520
U.S. TREASURY NOTE............................................            0        1,945,000        1,945,000
U.S. TREASURY NOTE............................................            0        2,931,540        2,931,540
U.S. TREASURY NOTE............................................      616,827                0          616,827
U.S. TREASURY NOTE............................................            0        1,956,180        1,956,180
U.S. TREASURY NOTE............................................            0        1,992,320        1,992,320
U.S. TREASURY NOTE............................................            0        1,985,800        1,985,800
U.S. TREASURY NOTE............................................            0          991,490          991,490
U.S. TREASURY NOTE............................................            0        2,994,240        2,994,240
U.S. TREASURY NOTE............................................            0        1,999,360        1,999,360
U.S. TREASURY NOTE............................................            0        2,012,580        2,012,580
U.S. TREASURY NOTE............................................            0        1,851,055        1,851,055
U.S. TREASURY NOTE............................................      500,080                0          500,080
U.S. TREASURY NOTE............................................      428,319                0          428,319
U.S. TREASURY NOTE............................................            0        4,032,280        4,032,280
U.S. TREASURY NOTE............................................    1,366,645                0        1,366,645
U.S. TREASURY NOTE............................................            0        1,008,300        1,008,300
U.S. TREASURY NOTE............................................      646,113                0          646,113
U.S. TREASURY NOTE............................................      520,358                0          520,358
U.S. TREASURY NOTE............................................    2,024,680                0        2,024,680
U.S. TREASURY NOTE............................................            0        2,058,980        2,058,980
U.S. TREASURY NOTE............................................    1,825,604                0        1,825,604
U.S. TREASURY NOTE............................................            0        2,071,860        2,071,860

                                                                                                    PAR (000)
                                                                                       -----------------------------------
                                                                                          BFM
                                                                                         CORE        COMPASS
                                                                                         FIXED        FIXED
                                                                                        INCOME       INCOME      PRO-FORMA
                                                                RATE      MATURITY     PORTFOLIO      FUND       COMBINED
                                                                -----     --------     ---------     -------     ---------
U.S. TREASURY NOTE............................................   8.50%    11/15/00      $     0      $6,000       $ 6,000
WAL-MART......................................................   8.00     05/01/96            0       2,000         2,000
WEYERHAUSER CO MTN............................................   8.84     04/12/99            0       4,000         4,000
SHEARSON TEMP FUND............................................                                0       8,657         8,657
        TOTAL INVESTMENTS.....................................


                                                                           VALUE AT MARCH 31, 1995
                                                                ---------------------------------------------
                                                                    BFM           COMPASS
                                                                CORE FIXED         FIXED
                                                                  INCOME           INCOME         PRO-FORMA
                                                                 PORTFOLIO          FUND           COMBINED
                                                                -----------     ------------     ------------
U.S. TREASURY NOTE............................................  $         0     $  6,381,720     $  6,381,720
WAL-MART......................................................            0        2,022,500        2,022,500
WEYERHAUSER CO MTN............................................            0        4,190,000        4,190,000
SHEARSON TEMP FUND............................................            0        8,657,069        8,657,069
                                                                -----------     ------------     ------------
        TOTAL INVESTMENTS.....................................  $18,823,054     $240,098,446     $258,921,500
                                                                ===========     ============     ============

            See Accompanying Notes to Pro-Forma Financial Statements

                      PNC MUNICIPAL MONEY MARKET PORTFOLIO
                          COMPASS MUNICIPAL MONEY FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                            PNC           COMPASS
                                                                         MUNICIPAL       MUNICIPAL
                                                                        MONEY MARKET       MONEY         PRO FORMA
                                                                         PORTFOLIO          FUND         COMBINED
                                                                        ------------     ----------     -----------
ASSETS
  Investments, @ value (Cost $224,892,411 and $47,292,316
    respectively)..................................................... $224,892,411     $47,292,316    $272,184,727
  Cash................................................................      (13,795)         44,248          30,453
  Dividends and Interest receivable...................................    1,527,894         452,292       1,980,186
  Capital shares sold receivable......................................            0               0               0
  Prepaid expenses....................................................       19,755          67,586          87,341
                                                                        ------------     ----------     -----------
        TOTAL ASSETS..................................................  226,426,265      47,856,442     274,282,707
                                                                        ------------     ----------     -----------
LIABILITIES
  Capital shares redeemed payable.....................................            0               0               0
  Securities purchased payable........................................            0         900,000         900,000
  Dividends payable...................................................      743,373           8,682         752,055
  Accrued expenses payable............................................      118,294         118,607         236,901
                                                                        ------------     ----------     -----------
        TOTAL LIABILITIES.............................................      861,667       1,027,289       1,888,956
                                                                        ------------     ----------     -----------
        TOTAL NET ASSETS.............................................. $225,564,598     $46,829,153    $272,393,751
                                                                       ============     ===========    ============
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class...................................................  $34,746,526             N/A     $34,746,526
Service Class.........................................................  190,789,264      46,829,153     237,618,417
Series A Investor Class...............................................       28,808             N/A          28,808
                                                                        ------------     ----------     -----------
                                                                       $225,564,598     $46,829,153    $272,393,751
                                                                       ============     ===========    ============
SHARES OUTSTANDING
Institutional Class...................................................   34,751,840             N/A      34,751,840
Service Class
  Pre-combination.....................................................  190,819,260      46,868,954             N/A
  Post-combination....................................................  190,819,260      46,868,954     237,688,214
Series A Investor Class...............................................       28,814             N/A          28,814
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
Institutional Class...................................................        $1.00             N/A           $1.00
Service Class
  Pre-combination.....................................................        $1.00           $1.00             N/A
  Post-combination....................................................        $1.00           $1.00           $1.00
Series A Investor Class (Net Asset Value).............................        $1.00             N/A           $1.00
  Maximum offering price per Series A Investor Class..................        $1.00             N/A           $1.00

---------------

Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

               PNC PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                   COMPASS PENNSYLVANIA MUNICIPAL MONEY FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                             PNC            COMPASS
                                                                         PENNSYLVANIA     PENNSYLVANIA
                                                                          MUNICIPAL        MUNICIPAL
                                                                         MONEY MARKET        MONEY          PRO-FORMA
                                                                          PORTFOLIO           FUND           COMBINED
                                                                         ------------     ------------     ------------
ASSETS
  Investments, @ value (Cost $324,566,952 and $42,724,427
    respectively)...................................................... $324,566,952      $42,724,427      $367,291,379
  Cash.................................................................       60,223           13,127            73,350
  Dividends and Interest receivable....................................    1,711,919          456,315         2,168,234
  Capital shares sold receivable.......................................            0                0                 0
  Prepaid expenses.....................................................       28,484           38,224            66,708
                                                                         -----------      -----------      ------------
        TOTAL ASSETS...................................................  326,367,578       43,232,093       369,599,671
                                                                         -----------      -----------      ------------
LIABILITIES
  Capital shares redeemed payable......................................            0                0                 0
  Securities purchased payable.........................................                     2,000,000         2,000,000
  Dividends payable....................................................    1,028,089            7,761         1,035,850
  Accrued expenses payable.............................................       79,334           42,503           121,837
                                                                         -----------      -----------      ------------
        TOTAL LIABILITIES..............................................    1,107,423        2,050,264         3,157,687
                                                                         -----------      -----------      ------------
        TOTAL NET ASSETS............................................... $325,260,155      $41,181,829      $366,441,984
                                                                        ============      ===========      ============
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class.................................................... $187,857,999              N/A      $187,857,999
Service Class..........................................................  137,296,807       41,181,829       178,478,636
Series A Investor Class................................................      105,349              N/A           105,349
                                                                         -----------      -----------      ------------
                                                                        $325,260,155      $41,181,829      $366,441,984
                                                                        ============      ===========      ============
SHARES OUTSTANDING
Institutional Class....................................................  187,857,855              N/A       187,857,855
Service Class
  Pre-combination......................................................  137,296,821       41,184,251               N/A
  Post-combination.....................................................  137,296,821       41,184,251       178,481,072
Series A Investor Class................................................      105,349              N/A           105,349
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Class....................................................        $1.00              N/A             $1.00
Service Class
  Pre-combination......................................................        $1.00            $1.00               N/A
  Post-combination.....................................................        $1.00            $1.00             $1.00
Series A Investor Class (Net Asset Value)..............................        $1.00              N/A             $1.00
  Maximum offering price per Series A Investor Class...................        $1.00              N/A             $1.00

---------------

Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                           PNC MONEY MARKET PORTFOLIO
                           COMPASS CASH RESERVE FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                           PNC             COMPASS
                                                                          MONEY              CASH
                                                                          MARKET           RESERVE          PRO-FORMA
                                                                        PORTFOLIO            FUND            COMBINED
                                                                      --------------     ------------     --------------
ASSETS
  Investments, @ value (Cost $1,207,209,226 and $435,095,609
    respectively).................................................    $1,207,209,226     $435,095,609     $1,642,304,835
  Cash............................................................                 0              764                764
  Dividends and Interest receivable...............................         5,474,595        1,952,626          7,427,221
  Capital shares sold receivable..................................             1,590                0              1,590
  Prepaid expenses................................................           264,518           46,582            311,100
                                                                      --------------     ------------     --------------
        TOTAL ASSETS..............................................     1,212,949,929      437,095,581      1,650,045,510
                                                                      --------------     ------------     --------------
LIABILITIES
  Capital shares redeemed payable.................................                 0                0                  0
  Dividends payable...............................................         6,130,246          135,167          6,265,413
  Accrued expenses payable........................................           349,880          387,170            737,050
                                                                      --------------     ------------     --------------
        TOTAL LIABILITIES.........................................         6,480,126          522,337          7,002,463
                                                                      --------------     ------------     --------------
        TOTAL NET ASSETS..........................................    $1,206,469,803     $436,573,244     $1,643,043,047
                                                                      ==============     ============     ==============
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class...............................................    $  593,948,095              N/A     $  593,948,095
Service Class.....................................................       605,219,878      436,573,244      1,041,793,122
Series A Investor Class...........................................         7,301,830              N/A          7,301,830
                                                                      --------------     ------------     --------------
                                                                      $1,206,469,803     $436,573,244     $1,643,043,047
                                                                      ==============     ============     ==============
SHARES OUTSTANDING
Institutional Class...............................................       593,927,411              N/A        593,927,411
Service Class
  Pre-combination.................................................       605,221,765      436,721,161                N/A
  Post-combination................................................       605,221,765      436,721,161      1,041,942,926
Series A Investor Class...........................................         7,301,881              N/A          7,301,881
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Class...............................................             $1.00              N/A              $1.00
Service Class
  Pre-combination.................................................             $1.00            $1.00                N/A
  Post-combination................................................             $1.00            $1.00              $1.00
Series A Investor Class (Net Asset Value).........................             $1.00              N/A              $1.00
  Maximum offering price per Series A Investor Class..............             $1.00              N/A              $1.00

---------------

Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                     PNC GOVERNMENT MONEY MARKET PORTFOLIO
                           COMPASS U.S. TREASURY FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                           PNC            COMPASS
                                                                        GOVERNMENT          U.S.
                                                                       MONEY MARKET       TREASURY        PRO-FORMA
                                                                        PORTFOLIO           FUND           COMBINED
                                                                       ------------     ------------     ------------
ASSETS
  Investments, @ value (Cost $622,750,248 and $348,188,958
    respectively).................................................... $622,750,248      $348,188,958     $970,939,206
  Cash...............................................................       64,173               208           64,381
  Dividends and Interest receivable..................................    1,746,487           352,056        2,098,543
  Capital shares sold receivable.....................................            0                 0                0
  Prepaid expenses...................................................       20,562            93,195          113,757
                                                                       -----------       -----------      -----------
        Total Assets.................................................  624,581,470       348,634,417      973,215,887
                                                                       -----------       -----------      -----------
LIABILITIES
  Capital shares redeemed payable....................................            0           251,890          251,890
  Dividends payable..................................................    2,885,397           105,481        2,990,878
  Accrued expenses payable...........................................      232,985                 0          232,985
                                                                       -----------       -----------      -----------
        TOTAL LIABILITIES............................................    3,118,382           357,371        3,475,753
                                                                       -----------       -----------      -----------
        TOTAL NET ASSETS............................................. $621,463,088      $348,277,046     $969,740,134
                                                                      ============       ===========      ===========
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class.................................................. $113,706,910               N/A     $113,706,910
Service Class........................................................  505,356,292       348,277,046      853,633,338
Series A Investor Class..............................................    2,399,886               N/A        2,399,886
                                                                       -----------       -----------      -----------
                                                                      $621,463,088      $348,277,046     $969,740,134
                                                                       ===========       ===========      ===========
SHARES OUTSTANDING
Institutional Class..................................................  113,704,861               N/A      113,704,861
Service Class
  Pre-combination....................................................  505,347,225       348,271,759              N/A
  Post-combination...................................................  505,347,225       348,271,759      853,618,984
Series A Investor Class..............................................    2,399,857               N/A        2,399,857
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Class..................................................        $1.00               N/A            $1.00
Service Class
  Pre-combination....................................................        $1.00             $1.00              N/A
  Post-combination...................................................        $1.00             $1.00            $1.00
Series A Investor Class (Net Asset Value)............................        $1.00               N/A            $1.00
  Maximum offering price per Series A Investor Class.................        $1.00               N/A            $1.00

---------------

Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                         PNC TAX-FREE INCOME PORTFOLIO
                          COMPASS MUNICIPAL BOND FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                PNC           COMPASS
                                                                              TAX-FREE       MUNICIPAL
                                                                               INCOME          BOND          PRO-FORMA
                                                                             PORTFOLIO         FUND          COMBINED
                                                                             ----------     -----------     -----------
ASSETS
  Investments, @ value (Cost $9,789,950 and $28,656,897 respectively)......  $9,847,574     $28,515,944     $38,363,518
  Cash.....................................................................           0         (52,913)        (52,913)
  Dividends and Interest receivable........................................     141,815         485,269         627,084
  Receivable from Advisor..................................................      33,536               0          33,536
  Prepaid expenses.........................................................      12,814          10,938          23,752
                                                                             ----------     -----------     -----------
        TOTAL ASSETS.......................................................  10,035,739      28,959,238      38,994,977
                                                                             ----------     -----------     -----------
LIABILITIES
  Capital shares redeemed payable..........................................       5,797               7           5,804
  Dividends payable........................................................           0               0               0
  Accrued expenses payable.................................................      47,950          70,136         118,086
                                                                             ----------     -----------     -----------
        TOTAL LIABILITIES..................................................      53,747          70,143         123,890
                                                                             ----------     -----------     -----------
        TOTAL NET ASSETS...................................................  $9,981,992     $28,889,095     $38,871,087
                                                                             ==========     ===========     ===========
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class........................................................  $   11,770             N/A     $    11,770
Service Class..............................................................   3,089,624      28,889,095      31,978,719
Series A Investor Class....................................................   6,880,598             N/A       6,880,598
                                                                             ----------     -----------     -----------
                                                                             $9,981,992     $28,889,095     $38,871,087
                                                                             ==========     ===========     ===========
SHARES OUTSTANDING
Institutional Class........................................................       1,133             N/A           1,133
Service Class
  Pre-combination..........................................................     297,405       2,793,612             N/A
  Post-combination.........................................................     297,405       2,780,471       3,077,876
Series A Investor Class....................................................     662,291             N/A         662,291
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Class........................................................      $10.39             N/A          $10.39
Service Class
  Pre-combination..........................................................      $10.39          $10.34             N/A
  Post-combination.........................................................      $10.39          $10.39          $10.39
Series A Investor Class (Net Asset Value)..................................      $10.39             N/A          $10.39
  Maximum offering price per Series A Investor Class.......................      $10.88             N/A          $10.88

---------------

Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                   PNC PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                    COMPASS PENNSYLVANIA MUNICIPAL BOND FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                              PNC            COMPASS
                                                                          PENNSYLVANIA     PENNSYLVANIA
                                                                            TAX-FREE        MUNICIPAL
                                                                             INCOME            BOND          PRO-FORMA
                                                                           PORTFOLIO           FUND          COMBINED
                                                                          ------------     ------------     -----------
ASSETS
  Investments, @ value (Cost $63,023,846 and $17,282,563
    respectively).......................................................  $61,872,120      $16,941,313      $78,813,433
  Cash..................................................................            0              488              488
  Dividends and Interest receivable.....................................    1,073,210          305,821        1,379,031
  Capital shares sold receivable........................................      148,800                0          148,800
  Prepaid expenses......................................................       16,144            6,907           23,051
                                                                          -----------      -----------      -----------
        TOTAL ASSETS....................................................   63,110,274       17,254,529       80,364,803
                                                                          -----------      -----------      -----------
LIABILITIES
  Capital shares redeemed payable.......................................      226,984                0          226,984
  Investment purchased payable..........................................    1,830,104          500,000        2,330,104
  Dividends payable.....................................................       88,588                0           88,588
  Other payables........................................................            0            2,153            2,153
  Accrued expenses payable..............................................       93,499           32,153          125,652
                                                                          -----------      -----------      -----------
        TOTAL LIABILITIES...............................................    2,239,175          534,306        2,773,481
                                                                          -----------      -----------      -----------
        TOTAL NET ASSETS................................................  $60,871,099      $16,720,223      $77,591,322
                                                                          ===========      ===========      ===========
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class.....................................................  $ 1,157,106              N/A      $ 1,157,106
Service Class...........................................................   12,914,730       16,720,223       29,634,953
Series A Investor Class.................................................   44,458,184              N/A       44,458,184
Series B Investor Class.................................................    2,341,079              N/A        2,341,079
                                                                          -----------      -----------      -----------
                                                                          $60,871,099      $16,720,223      $77,591,322
                                                                          ===========      ===========      ===========
SHARES OUTSTANDING
Institutional Class.....................................................      115,231              N/A          115,231
Service Class
  Pre-combination.......................................................    1,286,171        1,729,936              N/A
  Post-combination......................................................    1,286,171        1,665,361        2,951,532
Series A Investor Class.................................................    4,427,574              N/A        4,427,574
Series B Investor Class.................................................      233,149              N/A          233,149
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Class.....................................................       $10.04              N/A           $10.04
Service Class
  Pre-combination.......................................................       $10.04            $9.67              N/A
  Post-combination......................................................       $10.04           $10.04           $10.04
Series A Investor Class (Net Asset Value)...............................       $10.04              N/A           $10.04
  Maximum offering price per Series A Investor Class....................       $10.51              N/A           $10.51
Series B Investor Class (Net Asset Value)...............................       $10.04
  Redemption Price......................................................        $9.59              N/A            $9.59

---------------

Note: Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                           PNC VALUE EQUITY PORTFOLIO
                           COMPASS EQUITY INCOME FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                             PNC           COMPASS
                                                                            VALUE          EQUITY
                                                                           EQUITY          INCOME         PRO FORMA
                                                                          PORTFOLIO         FUND          COMBINED
                                                                         -----------     -----------     -----------
ASSETS
  Investments, @ value (Cost $570,413,430 and $273,321,119
    respectively)......................................................  $638,604,283    $290,668,007    $929,272,290
  Cash.................................................................             0       1,062,247       1,062,247
  Dividends and Interest receivable....................................     1,527,617         971,856       2,499,473
  Investment sold receivable...........................................     2,623,913       7,480,135      10,104,048
  Capital shares sold receivable.......................................       224,665          82,407         307,072
  Prepaid expenses.....................................................        31,091          62,580          93,671
                                                                         ------------    ------------     -----------
        TOTAL ASSETS...................................................   643,011,569     300,327,232     943,338,801
                                                                         ------------    ------------     -----------
LIABILITIES
  Capital shares redeemed payable......................................       180,638       4,205,459       4,386,097
  Investments purchased payable........................................     6,549,535       2,416,049       8,965,584
  Dividends payable....................................................             0               0               0
  Accrued expenses payable.............................................       393,502         302,116         695,618
                                                                         ------------    ------------     -----------
        TOTAL LIABILITIES..............................................     7,123,675       6,923,624      14,047,299
                                                                         ------------    ------------     -----------
        TOTAL NET ASSETS...............................................  $635,887,894    $293,403,608    $929,291,502
                                                                         ============    ============    ============
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class....................................................  $497,417,569             N/A    $497,417,569
Service Class..........................................................   125,896,641     293,403,608     419,300,249
Series A Investor Class................................................    12,573,684             N/A      12,573,684
                                                                         ------------    ------------     -----------
                                                                         $635,887,894    $293,403,608    $929,291,502
                                                                         ============    ============    ============
SHARES OUTSTANDING
Institutional Class....................................................    40,984,991             N/A      40,984,991
Service Class
  Pre-combination......................................................    10,371,904      24,066,169             N/A
  Post-combination.....................................................    10,371,904      24,168,337      34,540,241
Series A Investor Class................................................     1,035,874             N/A       1,035,874
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
Institutional Class....................................................        $12.14             N/A          $12.14
Service Class
  Pre-combination......................................................        $12.14          $12.19             N/A
  Post-combination.....................................................        $12.14          $12.14          $12.14
Series A Investor Class (Net Asset Value)..............................        $12.14             N/A          $12.14
  Maximum offering price per Series A Investor Class...................        $12.71             N/A          $12.71

---------------

Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                          PNC GROWTH EQUITY PORTFOLIO
                              COMPASS GROWTH FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                             PNC            COMPASS
                                                                        GROWTH EQUITY        GROWTH         PRO-FORMA
                                                                          PORTFOLIO           FUND           COMBINED
                                                                        -------------     ------------     ------------
ASSETS
  Investments, @ value (Cost $204,119,070 and $130,132,604
    respectively)...................................................    $223,481,531      $142,055,638     $365,537,169
  Cash..............................................................          14,455            38,614           53,069
  Dividends and Interest receivable.................................         315,792           264,376          580,168
  Investments sold receivable.......................................       2,522,378           886,214        3,408,592
  Capital shares sold receivable....................................         676,343           195,399          871,742
  Prepaid expenses..................................................          13,878            27,902           41,780
                                                                        ------------      ------------     ------------
        TOTAL ASSETS................................................     227,024,377       143,468,143      370,492,520
                                                                        ------------      ------------     ------------
LIABILITIES
  Capital shares redeemed payable...................................          36,258            23,038           59,296
  Investment purchased payable......................................       3,298,985         1,303,169        4,602,154
  Dividends payable.................................................               0                 0                0
  Accrued expenses payable..........................................         153,484           163,153          316,637
                                                                        ------------      ------------     ------------
        TOTAL LIABILITIES...........................................       3,488,727         1,489,360        4,978,087
                                                                        ------------      ------------     ------------
        TOTAL NET ASSETS............................................    $223,535,650      $141,978,783     $365,514,433
                                                                        ============      ============     ============
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class.................................................    $166,209,725               N/A     $166,209,725
Service Class.......................................................      50,177,330       141,978,783      192,156,113
Series A Investor Class.............................................       7,148,595               N/A        7,148,595
                                                                        ------------      ------------     ------------
                                                                        $223,535,650      $141,978,783     $365,514,433
                                                                        ============      ============     ============
SHARES OUTSTANDING
Institutional Class.................................................      15,220,512               N/A       15,220,512
Service Class
  Pre-combination...................................................       4,599,623        12,353,389              N/A
  Post-combination..................................................       4,599,623        13,013,637       17,613,260
Series A Investor Class.............................................         655,763               N/A          655,763
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
Institutional Class.................................................          $10.92               N/A           $10.92
Service Class
  Pre-combination...................................................          $10.91            $11.49              N/A
  Post-combination..................................................          $10.91            $10.91           $10.91
Series A Investor Class (Net Asset Value)...........................          $10.90               N/A           $10.90
Maximum offering price per Series A Investor Class..................          $11.41               N/A           $11.41

---------------

Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                     PNC SMALL CAP GROWTH EQUITY PORTFOLIO
                           COMPASS SMALL COMPANY FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                              PNC            COMPASS
                                                                           SMALL CAP          SMALL
                                                                         GROWTH EQUITY       COMPANY        PRO-FORMA
                                                                           PORTFOLIO          FUND           COMBINED
                                                                         -------------     -----------     ------------
ASSETS
  Investments, @ value (Cost $108,414,011 and $25,608,718
    respectively)......................................................  $133,883,225      $25,222,368     $159,105,593
  Cash.................................................................         8,774           12,889           21,663
  Dividends and Interest receivable....................................        71,267           44,275          115,542
  Investments sold receivable..........................................     1,207,979                0        1,207,979
  Capital shares sold receivable.......................................       107,061                0          107,061
  Prepaid expenses.....................................................        25,638           21,968           47,606
                                                                         ------------      -----------     ------------
        TOTAL ASSETS...................................................   135,303,944       25,301,500      160,605,444
                                                                         ------------      -----------     ------------
LIABILITIES
  Capital shares redeemed payable......................................        64,160            6,000           64,160
  Investments purchased payable........................................     3,516,053                0        3,516,053
  Accrued expenses payable.............................................        89,079           50,750          139,829
                                                                         ------------      -----------     ------------
        TOTAL LIABILITIES..............................................     3,669,292           56,750        3,720,042
                                                                         ------------      -----------     ------------
        TOTAL NET ASSETS...............................................  $131,634,652      $25,244,750     $156,885,402
                                                                         ============      ===========     ============
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class....................................................  $ 96,600,862              N/A     $ 96,600,862
Service Class..........................................................    31,794,267       25,244,750       57,039,017
Series A Investor Class................................................     3,239,523              N/A        3,239,523
                                                                         ------------      -----------     ------------
                                                                         $131,634,652      $25,244,750     $156,879,402
                                                                         ============      ===========     ============
SHARES OUTSTANDING
Institutional Class....................................................     8,295,570              N/A        8,295,570
Service Class
  Pre-combination......................................................     2,733,726        2,326,617              N/A
  Post-combination.....................................................     2,733,726        2,170,587        4,904,313
Series A Investor Class................................................       279,175              N/A          279,175
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Class....................................................        $11.64              N/A           $11.64
Service Class
  Pre-combination......................................................        $11.63           $10.85              N/A
  Post-combination.....................................................        $11.63           $11.63           $11.63
Series A Investor Class (Net Asset Value)..............................        $11.60              N/A           $11.60
  Maximum offering price per Series A Investor Class...................        $12.15              N/A           $12.15

---------------

Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                             PNC BALANCED PORTFOLIO
                             COMPASS BALANCED FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                              PNC            COMPASS
                                                                            BALANCED        BALANCED        PRO-FORMA
                                                                           PORTFOLIO          FUND           COMBINED
                                                                          ------------     -----------     ------------
ASSETS
  Investments, @ value (Cost $153,236,446 and $24,874,957
    respectively).......................................................  $162,093,798     $25,661,121     $187,754,919
  Cash..................................................................       218,965           1,889          220,854
  Dividends and Interest receivable.....................................       701,516         223,201          924,717
  Securities sold receivable............................................             0         265,522          265,522
  Capital shares sold receivable........................................       419,367           2,390          421,757
  Prepaid expenses......................................................        22,733             420           23,153
                                                                          ------------     -----------     ------------
        TOTAL ASSETS....................................................   163,456,379      26,154,543      189,610,922
                                                                          ------------     -----------     ------------
LIABILITIES
  Capital shares redeemed payable.......................................       450,365               0          450,365
  Investment purchased payable..........................................       609,236         101,368          710,604
  Accrued expenses payable..............................................       148,005          24,879          172,884
                                                                          ------------     -----------     ------------
        TOTAL LIABILITIES...............................................     1,207,606         126,247        1,333,853
                                                                          ------------     -----------     ------------
        TOTAL NET ASSETS................................................  $162,248,773     $26,028,296     $188,277,069
                                                                          ============     ===========     ============
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class.....................................................  $ 22,547,858             N/A     $ 22,547,858
Service Class...........................................................    75,284,207      26,028,296      101,312,503
Series A Investor Class.................................................    62,628,492             N/A       62,628,492
Series B Investor Class.................................................     1,788,216             N/A        1,788,216
                                                                          ------------     -----------     ------------
                                                                          $162,248,773     $26,028,296     $188,277,069
                                                                          ============     ===========     ============
SHARES OUTSTANDING
Institutional Class.....................................................     1,826,709             N/A        1,826,709
Service Class
  Pre-combination.......................................................     6,101,013       2,498,607              N/A
  Post-combination......................................................     6,101,013       2,109,262        8,210,275
Series A Investor Class.................................................     5,074,659             N/A        5,074,659
Series B Investor Class.................................................       145,053             N/A          145,053
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Class.....................................................        $12.34             N/A           $12.34
Service Class
  Pre-combination.......................................................        $12.34          $10.42              N/A
  Post-combination......................................................        $12.34          $12.34           $12.34
Series A Investor Class (Net Asset Value)...............................        $12.34             N/A           $12.34
  Maximum offering price per Series A Investor Class....................        $12.92             N/A           $12.92
Series B Investor Class (Net Asset Value)...............................        $12.33             N/A           $12.33
  Redemption Price......................................................        $11.77             N/A           $11.77

---------------

Note: Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                         PNC SHORT-TERM BOND PORTFOLIO
                               BFM SHORT DURATION
                        COMPASS SHORT/INTERMEDIATE FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                     PNC                      COMPASS
                                                                  SHORT-TERM   BFM SHORT       SHORT/
                                                                     BOND       DURATION    INTERMEDIATE    PRO-FORMA
                                                                  PORTFOLIO    PORTFOLIO        FUND        COMBINED
                                                                  ----------   ----------   ------------   -----------
ASSETS
  Investments, @ value (Cost $16,354,281 and $52,183,653
    $201,180,524 respectively)..................................  $15,996,804   $52,219,786   $198,430,767   $266,647,357
  Cash..........................................................            0         6,246              0          6,246
  Dividends and Interest receivable.............................       92,087       586,723      3,430,781      4,109,591
  Investments sold receivable...................................            0     3,407,912              0      3,407,912
  Capital shares sold receivable................................       11,095             0         10,001         21,096
  Receivable from Advisor.......................................        2,426       126,197          2,187        130,810
  Prepaid expenses..............................................       27,684        54,319         41,823        123,826
                                                                  -----------   -----------   ------------   ------------
        TOTAL ASSETS............................................   16,130,096    56,401,183    201,915,559    274,446,838
                                                                  -----------   -----------   ------------   ------------
LIABILITIES
  Capital shares redeemed payable...............................       27,662             0        587,320        614,982
  Investment purchased payable..................................            0     5,939,417              0      5,939,417
  Dividends payable.............................................       64,035             0              0         64,035
  Accrued expenses payable......................................       30,296       141,395        239,015        410,706
                                                                  -----------   -----------   ------------   ------------
        TOTAL LIABILITIES.......................................      121,993     6,080,812        826,335      7,029,140
                                                                  -----------   -----------   ------------   ------------
        TOTAL NET ASSETS........................................  $16,008,103   $50,320,371   $201,089,224   $267,417,698
                                                                  ===========   ===========   ============   ============
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class.............................................  $ 9,972,122   $50,320,371            N/A   $ 60,292,493
Service Class...................................................    5,776,529           N/A    201,089,224    206,865,753
Series A Investor Class.........................................      259,452           N/A            N/A        259,452
                                                                  -----------   -----------   ------------   ------------
                                                                  $16,008,103   $50,320,371   $201,089,224   $267,417,698
                                                                  ===========   ===========   ============   ============
SHARES OUTSTANDING
Institutional Class
  Pre-combination...............................................    1,043,327     5,179,742            N/A           N/A
  Post-combination..............................................    1,276,995(1)  5,179,742            N/A     6,206,737
Service Class
  Pre-combination...............................................      604,373           N/A     19,856,597           N/A
  Post-combination..............................................      594,905(1)        N/A     20,709,498    21,304,403
Series A Investor Class
  Pre-combination...............................................       27,166           N/A            N/A
  Post-combination..............................................       26,720(3)        N/A         26,720
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
Institutional Class
  Pre-combination...............................................       $ 9.56        $ 9.71            N/A           N/A
  Post-combination..............................................       $ 9.71        $ 9.71            N/A        $ 9.71
Service Class
  Pre-combination...............................................       $ 9.56           N/A         $10.13           N/A
  Post-combination..............................................       $ 9.71           N/A         $ 9.71        $ 9.71
Series A Investor Class (Net Asset Value)
  Pre-combination...............................................       $ 9.56           N/A            N/A           N/A
  Post-combination..............................................       $ 9.71           N/A            N/A        $ 9.71
  Maximum offering price per Series A Investor Class............       $10.17           N/A            N/A        $10.17

---------------
Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

(1) Reduction in shares due to a 98.43 reverse stock split.

(2) Increase in shares due to a 104.3% stock split.

(3) Reduction in shares due to a 98.36% reverse stock split.

            See Accompanying Notes to Pro-Forma Financial Statements

                        BFM CORE FIXED INCOME PORTFOLIO
                           COMPASS FIXED INCOME FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                              BFM           COMPASS
                                                                          CORE FIXED         FIXED
                                                                            INCOME           INCOME         PRO-FORMA
                                                                           PORTFOLIO          FUND           COMBINED
                                                                          -----------     ------------     ------------
ASSETS
  Investments, @ value (Cost $18,900,772 and $245,029,866
    respectively).......................................................  $18,823,054     $240,098,446     $258,921,500
  Cash..................................................................       13,594           21,717           35,311
  Dividends and Interest receivable.....................................      269,795        3,948,761        4,218,556
  Investments sold receivable...........................................    2,521,275                0        2,521,275
  Capital shares sold receivable........................................            0          128,026          128,026
  Receivable from Advisor...............................................      138,516                0          138,516
  Prepaid expenses......................................................       31,462           60,810           92,272
                                                                          -----------     ------------     ------------
        TOTAL ASSETS....................................................   21,797,696      244,257,760      266,055,456
                                                                          -----------     ------------     ------------
LIABILITIES
  Capital shares redeemed payable.......................................            0          168,635          168,635
  Investment purchased payable..........................................    1,855,860                0        1,855,860
  Reverse repurchase agreements.........................................      509,375                0          509,375
  Dividends payable.....................................................            0                0                0
  Accrued expenses payable..............................................       78,221          260,584          338,805
                                                                          -----------     ------------     ------------
        TOTAL LIABILITIES...............................................    2,443,456          429,219        2,872,675
                                                                          -----------     ------------     ------------
        TOTAL NET ASSETS................................................  $19,354,240     $243,828,541     $263,182,781
                                                                          ===========     ============     ============
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class.....................................................  $19,354,240              N/A     $ 19,354,240
Service Class...........................................................          N/A      243,828,541      243,828,541
                                                                          -----------     ------------     ------------
                                                                          $19,354,240     $243,828,541     $263,182,781
                                                                          ===========     ============     ============
SHARES OUTSTANDING
Institutional Class
  Pre-combination.......................................................    2,045,312              N/A        2,045,312
  Post-combination......................................................    2,045,312              N/A        2,045,312
Service Class
  Pre-combination.......................................................          N/A       24,209,382       24,209,382
  Post-combination......................................................          N/A       25,774,687       25,774,687
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Institutional Class
  Pre-combination.......................................................        $9.46              N/A              N/A
  Post-combination......................................................        $9.46              N/A            $9.46
Service Class
  Pre-combination.......................................................          N/A           $10.07              N/A
  Post-combination......................................................          N/A            $9.46            $9.46

---------------

Note: Series A, Series B and Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                      PNC MUNICIPAL MONEY MARKET PORTFOLIO
                          COMPASS MUNICIPAL MONEY FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                              PNC
                                                           MUNICIPAL        COMPASS
                                                          MONEY MARKET     MUNICIPAL       PRO-FORMA      PRO-FORMA
                                                           PORTFOLIO       MONEY FUND     ADJUSTMENTS     COMBINED
                                                          ------------     ----------     -----------     ---------
INVESTMENT INCOME
  Interest..............................................   $3,959,375       $851,704                      $4,811,079
  Dividends.............................................           --             --                              --
                                                           ----------       --------       --------       ----------
        TOTAL INVESTMENT INCOME.........................    3,959,375        851,704                       4,811,079
                                                           ----------       --------       --------       ----------
EXPENSES
  Investment Advisory Fees..............................      469,233         91,356         12,985(1)       573,574
  Administration Fees...................................      156,411         41,110         (6,330)(1)      191,191
  Custodian Fees........................................       30,200          3,359                          33,559
  Transfer Agent Fees...................................       18,712          6,903                          25,615
  Service Fees..........................................      260,837             --         69,418(1)       330,255
  Distribution Fees.....................................           84             --                              84
  Legal and Audit.......................................        9,888          1,427         (1,427)(2)        9,888
  Printing..............................................        6,409           (819)           819(2)         6,409
  Registration Fees.....................................       22,483          6,774                          29,257
  Trustees' Fees and Officers' Salaries.................        2,011          1,092         (1,092)(2)        2,011
  Organization and Other................................        3,161         20,213                          23,374
                                                           ----------       --------       --------       ----------
                                                              979,429        171,415         74,373        1,225,217
  Less: Fees waived and Expenses Reimbursed.............     (457,824)            --        (80,152)(3)     (537,976)
                                                           ----------       --------       --------       ----------
        TOTAL EXPENSES..................................      521,605        171,415         (5,779)         687,241
                                                           ----------       --------       --------       ----------
NET INVESTMENT INCOME...................................    3,437,770        680,289          5,779        4,123,838
                                                           ----------       --------       --------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions...      (12,356)          (817)                        (13,173)
  Change in unrealized appreciation (depreciation)......           --             --                              --
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS..........................................      (12,356)          (817)                        (13,173)
                                                           ----------       --------       --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................   $3,425,414       $679,472       $  5,779       $4,110,665
                                                           ==========       ========       ========       ==========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                      PNC MUNICIPAL MONEY MARKET PORTFOLIO
                          COMPASS MUNICIPAL MONEY FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                              PNC
                                                           MUNICIPAL        COMPASS
                                                          MONEY MARKET     MUNICIPAL       PRO-FORMA      PRO-FORMA
                                                           PORTFOLIO       MONEY FUND     ADJUSTMENTS     COMBINED
                                                          ------------     ----------     -----------     ---------
INVESTMENT INCOME
  Interest..............................................   $4,632,663      $1,299,013                     $5,931,676
  Dividends.............................................           --              --                             --
                                                           ----------      ----------      --------       ----------
        TOTAL INVESTMENT INCOME.........................    4,632,663       1,299,013                      5,931,676
                                                           ----------      ----------      --------       ----------
EXPENSES
  Investment Advisory Fees..............................      771,325         189,847        23,717 (1)      984,889
  Administration Fees...................................      257,109          85,431       (14,244)(1)      328,296
  Custodian Fees........................................       49,117           4,795                         53,912
  Transfer Agent Fees...................................       47,827          13,426                         61,253
  Service Fees..........................................      368,547              --       194,446 (1)      562,993
  Distribution Fees.....................................          165              --                            165
  Legal and Audit.......................................       23,621           9,686        (9,686)(2)       23,621
  Printing..............................................       27,724           9,614        (9,614)(2)       27,724
  Registration Fees.....................................       50,195          10,104                         60,299
  Trustees' Fees and Officers' Salaries.................        3,597             801          (801)(2)        3,597
  Organization and Other................................       12,096         (39,806)                       (27,710)
                                                           ----------      ----------      --------       ----------
                                                            1,611,323         283,898       183,818        2,079,039
  Less: Fees waived and Expenses Reimbursed.............     (814,098)             --       (88,940)(3)     (903,038)
                                                           ----------      ----------      --------       ----------
        TOTAL EXPENSES..................................      797,225         283,898        94,878        1,176,001
                                                           ----------      ----------      --------       ----------
NET INVESTMENT INCOME...................................    3,835,438       1,015,115       (94,878)       4,755,675
                                                           ----------      ----------      --------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions...      (19,387)         17,746                         (1,641)
  Change in unrealized appreciation (depreciation)......           --              --                             --
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS..........................................      (19,387)         17,746                         (1,641)
                                                           ----------      ----------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................   $3,816,051      $1,032,861      $(94,878)      $4,754,034
                                                           ==========      ==========      ========       ==========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

               PNC PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                   COMPASS PENNSYLVANIA MUNICIPAL MONEY FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                               PNC              COMPASS
                                                           PENNSYLVANIA       PENNSYLVANIA
                                                         MUNICIPAL MONEY       MUNICIPAL        PRO-FORMA      PRO-FORMA
                                                         MARKET PORTFOLIO      MONEY FUND      ADJUSTMENTS     COMBINED
                                                         ----------------     ------------     -----------     ---------
INVESTMENT INCOME
  Interest.............................................     $6,315,344           $733,582       $              $7,048,926
  Dividends............................................             --                 --                              --
                                                            ----------           --------       --------       ----------
        TOTAL INVESTMENT INCOME........................      6,315,344            733,582                       7,048,926
                                                            ----------           --------       --------       ----------
EXPENSES
  Investment Advisory Fees.............................        772,434             80,126         12,381 (1)      864,941
  Administration Fees..................................        257,478             36,057         (5,221)(1)      288,314
  Custodian Fees.......................................         37,701              7,232                          44,933
  Transfer Agent Fees..................................         10,686             13,143                          23,829
  Service Fees.........................................        170,233                 --         60,724 (1)      230,957
  Distribution Fees....................................            316                 --                             316
  Legal and Audit......................................         15,394              4,391         (4,391)(2)       15,394
  Printing.............................................         13,560              1,475         (1,475)(2)       13,560
  Registration Fees....................................         13,828             (2,958)                         10,870
  Trustees' Fees and Officers' Salaries................          2,706              1,066         (1,066)(2)        2,706
  Organization and Other...............................          5,842               (474)                          5,368
                                                            ----------           --------       --------       ----------
                                                             1,300,178            140,058         60,952        1,501,188
  Less: Fees waived & Expenses Reimbursed..............       (700,499)           (19,468)       (11,716)(3)     (731,683)
                                                            ----------           --------       --------       ----------
        TOTAL EXPENSES.................................        599,679            120,590         49,236          769,505
                                                            ----------           --------       --------       ----------
NET INVESTMENT INCOME..................................      5,715,665            612,992        (49,236)       6,279,421
                                                            ----------           --------       --------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS TRANSACTIONS
  Net realized gain (loss) on investment
    transactions.......................................             --                  2                               2
  Change in unrealized appreciation (depreciation).....             --                 --                              --
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS.........................................             --                  2                               2
                                                            ----------           --------       --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................     $5,715,665           $612,994       $(49,236)      $6,279,423
                                                            ----------           --------       --------       ----------

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

               PNC PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                   COMPASS PENNSYLVANIA MUNICIPAL MONEY FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                               PNC              COMPASS
                                                           PENNSYLVANIA       PENNSYLVANIA
                                                         MUNICIPAL MONEY       MUNICIPAL        PRO-FORMA      PRO-FORMA
                                                         MARKET PORTFOLIO      MONEY FUND      ADJUSTMENTS     COMBINED
                                                         ----------------     ------------     -----------     ---------
INVESTMENT INCOME
  Interest.............................................     $2,345,552          $882,759                       $3,228,311
  Dividends............................................             --                --                               --
                                                            ----------          --------          -------      ----------
    TOTAL INVESTMENT INCOME............................      2,345,552           882,759                        3,228,311
                                                            ----------          --------          -------      ----------
EXPENSES
  Investment Advisory Fees.............................        378,994           128,027           16,359 (1)     523,380
  Administration Fees..................................        126,331            57,612           (9,483)(1)     174,460
  Custodian Fees.......................................         29,877                71                           29,948
  Transfer Agent Fees..................................         20,043            12,072                           32,115
  Service Fees.........................................         56,294                --          101,958 (1)     158,252
  Distribution Fees....................................            193                --                              193
  Legal and Audit......................................          9,232               421             (421)(2)       9,232
  Printing.............................................         12,220               139             (139)(2)      12,220
  Registration Fees....................................         25,542             7,079                           32,621
  Trustees' Fees and Officers' Salaries................          1,700                12              (12)(2)       1,700
  Organization and Other...............................          6,674            16,601                           23,275
                                                            ----------          --------          -------      ----------
                                                               667,100           222,034          108,262         997,396
  Less: Fees waived & Expenses Reimbursed..............       (476,317)         (116,679)          79,731 (3)    (513,265)
                                                            ----------          --------          -------      ----------
        TOTAL EXPENSES.................................        190,783           105,355          187,993         484,131
                                                            ----------          --------          -------      ----------
NET INVESTMENT INCOME..................................      2,154,769           777,404         (187,993)      2,744,180
                                                            ----------          --------          -------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions.......................................            130            (2,459)          (2,329)
  Change in unrealized appreciation (depreciation).....             --                --                              --
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS.........................................            130            (2,459)                          (2,329)
                                                            ----------          --------          -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................     $2,154,899          $774,945        $(187,993)     $2,741,851
                                                            ==========          ========        =========      ==========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                           PNC MONEY MARKET PORTFOLIO
                           COMPASS CASH RESERVE FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                             PNC            COMPASS
                                                         MONEY MARKET     CASH RESERVE      PRO-FORMA      PRO-FORMA
                                                          PORTFOLIO           FUND         ADJUSTMENTS      COMBINED
                                                         ------------     ------------     -----------     ----------
INVESTMENT INCOME
  Interest.............................................  $36,312,611      $11,944,013                     $48,256,624
  Dividends............................................           --               --                              --
                                                         -----------      -----------       ---------     -----------
        TOTAL INVESTMENT INCOME........................   36,312,611       11,944,013                      48,256,624
                                                         -----------      -----------       ---------     -----------
EXPENSES
  Investment Advisory Fees.............................    2,775,647          733,142         114,608 (1)   3,623,297
  Administration Fees..................................      844,302          377,045        (143,690)(1)   1,077,657
  Custodian Fees.......................................      107,268            7,145                         114,413
  Transfer Agent Fees..................................       21,219           53,530                          74,749
  Service Fees.........................................      924,049               --         632,632 (1)   1,556,681
  Distribution Fees....................................       11,985               --                          11,985
  Legal and Audit......................................       63,302           34,640         (34,640)(2)      63,302
  Printing.............................................       44,741           14,014         (14,014)(2)      44,741
  Registration Fees....................................       49,196           22,867                          72,063
  Trustees' Fees and Officers' Salaries................        9,963           10,979         (10,979)(2)       9,963
  Organization and Other...............................       24,438          (36,915)                        (12,477)
                                                         -----------      -----------       ---------     -----------
                                                           4,876,010        1,216,447         543,917       6,636,374
  Less: Fees waived & Expenses Reimbursed..............   (2,361,082)              --        (343,602)(3)  (2,704,684)
                                                         -----------      -----------       ---------     -----------
        TOTAL EXPENSES.................................    2,514,928        1,216,447         200,315       3,931,690
                                                         -----------      -----------       ---------     -----------
NET INVESTMENT INCOME..................................   33,797,683       10,727,566        (200,315)     44,324,934
                                                         -----------      -----------       ---------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions.......................................       19,382         (831,734)                       (812,352)
  Change in unrealized appreciation (depreciation).....           --               --                              --
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS.........................................       19,382         (831,734)                       (812,352)
                                                         -----------      -----------       ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $33,817,065      $ 9,895,832       $(200,315)    $43,512,582
                                                         -----------      -----------       ---------     -----------

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                           PNC MONEY MARKET PORTFOLIO
                           COMPASS CASH RESERVE FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                             PNC            COMPASS
                                                         MONEY MARKET     CASH RESERVE      PRO-FORMA      PRO-FORMA
                                                          PORTFOLIO           FUND         ADJUSTMENTS      COMBINED
                                                         ------------     ------------     -----------     ----------
INVESTMENT INCOME
  Interest.............................................  $37,214,883      $17,024,578                      $54,239,461
  Dividends............................................           --               --                               --
                                                         -----------      -----------      ----------      -----------
        TOTAL INVESTMENT INCOME........................   37,214,883       17,024,578                       54,239,461
                                                         -----------      -----------      ----------      -----------
EXPENSES
  Investment Advisory Fees.............................    4,311,077        1,545,338         249,439 (1)    6,105,854
  Administration Fees..................................    1,344,415          794,746        (297,551)(1)    1,841,610
  Custodian Fees.......................................      177,983           35,519                          213,502
  Transfer Agent Fees..................................       67,179           21,595                           88,774
  Service Fees.........................................    1,382,350               --       1,515,538 (1)    2,897,888
  Distribution Fees....................................       10,092               --                           10,092
  Legal and Audit......................................      127,847           66,568         (66,568)(2)      127,847
  Printing.............................................      125,866           66,029         (66,029)(2)      125,866
  Registration Fees....................................       48,658              208                           48,866
  Trustees' Fees and Officers' Salaries................       30,138            5,597          (5,597)(2)       30,138
  Organization and Other...............................       67,641          110,344                          177,985
                                                         -----------      -----------      ----------      -----------
                                                           7,693,246        2,645,944       1,329,232       11,668,422
  Less: Fees waived & Expenses Reimbursed..............   (3,900,913)              --        (934,009)(3)   (4,834,922)
                                                         -----------      -----------      ----------      -----------
        TOTAL EXPENSES.................................    3,792,333        2,645,944         395,223        6,833,500
                                                         -----------      -----------      ----------      -----------
NET INVESTMENT INCOME..................................   33,422,550       14,378,634        (395,223)      47,405,961
                                                         -----------      -----------      ----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions.......................................      (16,921)        (205,218)                        (222,139)
  Change in unrealized appreciation (depreciation).....           --               --                               --
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS.........................................      (16,921)        (205,218)                        (222,139)
                                                         -----------      -----------      ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $33,405,629      $14,173,416      $ (395,223)     $47,183,822
                                                         ===========      ===========      ==========      ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                     PNC GOVERNMENT MONEY MARKET PORTFOLIO
                           COMPASS U.S. TREASURY FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                             PNC
                                                          GOVERNMENT         COMPASS
                                                         MONEY MARKET     U.S. TREASURY      PRO-FORMA      PRO-FORMA
                                                          PORTFOLIO           FUND          ADJUSTMENTS      COMBINED
                                                         ------------     -------------     -----------     ----------
INVESTMENT INCOME
  Interest.............................................  $16,188,882       $9,318,717                       $25,507,599
  Dividends............................................           --               --                                --
                                                         -----------       ----------        ---------      -----------
        TOTAL INVESTMENT INCOME........................   16,188,882        9,318,717                        25,507,599
                                                         -----------       ----------        ---------      -----------
EXPENSES
  Investment Advisory Fees.............................    1,278,894          597,256          176,155 (1)    2,052,305
  Administration Fees..................................      417,822          307,161          (82,095)(1)      642,888
  Custodian Fees.......................................       51,225            5,887                            57,112
  Transfer Agent Fees..................................       24,932           41,235                            66,167
  Service Fees.........................................      761,644               --          515,358 (1)    1,277,002
  Distribution Fees....................................        4,673               --                             4,673
  Legal and Audit......................................       26,706           26,308          (26,308)(2)       26,706
  Printing.............................................       17,241           11,055          (11,055)(2)       17,241
  Registration Fees....................................       51,719            2,854                            54,573
  Trustees' Fees and Officers' Salaries................        4,151           10,646          (10,646)(2)        4,151
  Organization and Other...............................       10,612           46,621                            57,233
                                                         -----------       ----------        ---------      -----------
                                                           2,649,619        1,049,023          561,409        4,260,051
  Less: Fees waived & Expenses Reimbursed..............   (1,172,805)              --         (527,912)(3)   (1,700,717)
                                                         -----------       ----------        ---------      -----------
        TOTAL EXPENSES.................................    1,476,814        1,049,023           33,497        2,559,334
                                                         -----------       ----------        ---------      -----------
NET INVESTMENT INCOME..................................   14,712,068        8,269,694          (33,497)      22,948,265
                                                         -----------       ----------        ---------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions.......................................        6,023               --                             6,023
  Change in unrealized appreciation (depreciation).....           --               --                                --
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS.........................................        6,023               --                             6,023
                                                         -----------       ----------        ---------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $14,718,091       $8,269,694        $ (33,497)     $22,954,288
                                                         ===========       ==========        =========      ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                     PNC GOVERNMENT MONEY MARKET PORTFOLIO
                           COMPASS U.S. TREASURY FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                             PNC
                                                          GOVERNMENT         COMPASS
                                                         MONEY MARKET     U.S. TREASURY      PRO-FORMA      PRO-FORMA
                                                          PORTFOLIO           FUND          ADJUSTMENTS      COMBINED
                                                         ------------     -------------     -----------     ----------
INVESTMENT INCOME
  Interest.............................................  $11,105,336       $13,756,120                      $24,861,456
  Dividends............................................           --                --                              --
                                                         -----------       -----------      -----------     -----------
        TOTAL INVESTMENT INCOME........................   11,105,336        13,756,120                       24,861,456
                                                         -----------       -----------      -----------     -----------
EXPENSES
  Investment Advisory Fees.............................    1,267,972         1,314,577          375,489 (1)   2,958,038
  Administration Fees..................................      422,657           676,069         (144,182)(1)     954,544
  Custodian Fees.......................................       64,479            26,446                           90,925
  Transfer Agent Fees..................................       75,877            19,610                           95,487
  Service Fees.........................................      677,020                --        1,212,037 (1)   1,889,057
  Distribution Fees....................................          427                --                              427
  Legal and Audit......................................       38,606            53,428          (53,428)(2)      38,606
  Printing.............................................       35,755            52,994          (52,994)(2)      35,755
  Registration Fees....................................       50,116            15,780                           65,896
  Trustees' Fees and Officers' Salaries................        5,864             4,416           (4,416)(2)       5,864
  Organization and Other...............................       19,060           (15,249)                           3,811
                                                         -----------       -----------      -----------     -----------
                                                           2,657,833         2,148,071        1,332,506       6,138,410
  Less: Fees waived & Expenses Reimbursed..............   (1,275,957)               --       (1,132,352)(3)  (2,408,309)
                                                         -----------       -----------      -----------     -----------
        TOTAL EXPENSES.................................    1,381,876         2,148,071          200,154       3,730,101
                                                         -----------       -----------      -----------     -----------
NET INVESTMENT INCOME..................................    9,723,460        11,608,049         (200,154)     21,131,355
                                                         -----------       -----------      -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions.......................................       13,624             5,285                           18,909
  Change in unrealized appreciation (depreciation).....           --                --                               --
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS.........................................       13,624             5,285                           18,909
                                                         -----------       -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $ 9,737,084       $11,613,334      $  (200,154)    $21,150,264
                                                         ===========       ===========      ===========     ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                         PNC TAX-FREE INCOME PORTFOLIO
                          COMPASS MUNICIPAL BOND FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                            PNC               COMPASS
                                                          TAX-FREE         MUNICIPAL BOND      PRO-FORMA      PRO-FORMA
                                                      INCOME PORTFOLIO          FUND          ADJUSTMENTS     COMBINED
                                                      ----------------     --------------     -----------     ---------
INVESTMENT INCOME
  Interest..........................................      $276,312           $  825,422                       $1,101,734
  Dividends.........................................            --                   --                               --
                                                          --------           ----------         --------      ----------
        TOTAL INVESTMENT INCOME.....................       276,312              825,422                        1,101,734
                                                          --------           ----------         --------      ----------
EXPENSES
  Investment Advisory Fees..........................        23,479               88,588          (14,169)(1)      97,898
  Administration Fees...............................         9,391               26,716            3,053 (1)      39,160
  Custodian Fees....................................         6,090                4,771                           10,861
  Transfer Agent Fees...............................        10,645               22,799                           33,444
  Service Fees......................................         3,308                   --           50,288 (1)      53,596
  Distribution Fees.................................        14,965                   --           (6,628)(1)       8,337
  Legal and Audit...................................           464                2,969           (2,969)(2)         464
  Printing..........................................           308                  988             (988)(2)         308
  Registration Fees.................................        12,465               (2,862)                           9,603
  Trustees' Fees and Officers' Salaries.............            75                  904             (904)(2)          75
  Organization and Other............................         7,650                2,857                           10,507
                                                          --------           ----------         --------      ----------
                                                            88,840              147,730           27,683         264,253
  Less: Fees waived & Expenses Reimbursed...........       (47,089)             (19,754)         (25,454)(3)     (92,297)
                                                          --------           ----------         --------      ----------
        TOTAL EXPENSES..............................        41,751              127,976            2,229         171,956
                                                          --------           ----------         --------      ----------
NET INVESTMENT INCOME...............................       234,561              697,446           (2,229)        929,778
                                                          --------           ----------         --------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions....................................        11,979             (339,113)                        (327,134)
  Change in unrealized appreciation
    (depreciation)..................................       325,886              858,207                        1,184,093
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT TRANSACTIONS...........................       337,865              519,094                          856,959
                                                          --------           ----------         --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................      $572,426           $1,216,540         $ (2,229)     $1,786,737
                                                          ========           ==========         ========      ==========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                         PNC TAX-FREE INCOME PORTFOLIO
                          COMPASS MUNICIPAL BOND FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                           PNC               COMPASS
                                                         TAX-FREE         MUNICIPAL BOND      PRO-FORMA      PRO-FORMA
                                                     INCOME PORTFOLIO          FUND          ADJUSTMENTS      COMBINED
                                                     ----------------     --------------     -----------     ----------
INVESTMENT INCOME
  Interest.........................................      $ 522,665         $ 1,871,898                       $ 2,394,563
  Dividends........................................             --
                                                         ---------         -----------        ---------      -----------
        TOTAL INVESTMENT INCOME....................        522,665           1,871,898                         2,394,563
                                                         ---------         -----------        ---------      -----------
EXPENSES
  Investment Advisory Fees.........................         47,655             209,230          (35,307)(1)      221,578
  Administration Fees..............................         19,062              62,629            6,940 (1)       88,631
  Custodian Fees...................................         12,380               2,269                            14,649
  Transfer Agent Fees..............................         47,988              12,656                            60,644
  Service Fees.....................................          3,523                  --          116,354 (1)      119,877
  Distribution Fees................................         33,891                  --          (15,062)(1)       18,829
  Legal and Audit..................................          1,367               4,583           (4,583)(2)        1,367
  Printing.........................................          1,788               4,547           (4,547)(2)        1,788
  Registration Fees................................         15,055               7,843                            22,898
  Trustees' Fees and Officers' Salaries............            191                 379             (379)(2)          191
  Organization and Other...........................         19,143                 242                            19,385
                                                         ---------         -----------        ---------      -----------
                                                           202,043             304,378           63,416          569,837
  Less: Fees waived & Expenses Reimbursed..........       (116,974)            (77,072)          11,923 (3)     (182,123)
                                                         ---------         -----------        ---------      -----------
        TOTAL EXPENSES.............................         85,069             227,306           75,339          387,714
                                                         ---------         -----------        ---------      -----------
NET INVESTMENT INCOME..............................        437,596           1,644,592          (75,339)       2,006,849
                                                         ---------         -----------        ---------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions...................................         21,842            (373,828)                         (351,986)
  Change in unrealized appreciation
    (depreciation).................................       (924,036)         (2,387,922)                       (3,311,958)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT TRANSACTIONS..........................       (902,194)         (2,761,750)                       (3,663,944)
                                                         ---------         -----------        ---------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................      $(464,598)        $(1,117,158)       $ (75,339)     $(1,657,095)
                                                         =========         ===========        =========      ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                   PNC PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                    COMPASS PENNSYLVANIA MUNICIPAL BOND FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                            PNC               COMPASS
                                                        PENNSYLVANIA        PENNSYLVANIA
                                                          TAX-FREE         MUNICIPAL BOND      PRO-FORMA       PRO-FORMA
                                                      INCOME PORTFOLIO          FUND          ADJUSTMENTS      COMBINED
                                                      ----------------     --------------     -----------      ---------
INVESTMENT INCOME
  Interest..........................................     $1,714,147           $ 488,756                        $2,202,903
  Dividends.........................................             --                  --                                --
                                                         ----------           ---------         --------      -----------
        TOTAL INVESTMENT INCOME.....................      1,714,147             488,756                         2,202,903
                                                         ----------           ---------         --------      -----------
EXPENSE
  Investment Advisory Fees..........................        141,528              55,338          (11,138)(1)      185,728
  Administration Fees...............................         56,611              15,744            1,936 (1)       74,291
  Custodian Fees....................................          7,520               1,767                             9,287
  Transfer Agent Fees...............................         19,548              17,226                            36,774
  Service Fees......................................         15,293                  --           61,474 (1)       76,767
  Distribution Fees.................................        101,583                  --          (45,774)(1)       55,809
  Legal and Audit...................................          3,058               1,953           (1,953)(2)        3,058
  Printing..........................................          2,416               1,122           (1,122)(2)        2,416
  Registration Fees.................................          2,493              (1,900)                              593
  Trustees' Fees and Officers' Salaries.............            601                 673             (673)(2)          601
  Organization and Other............................          6,946               2,704                             9,650
                                                         ----------           ---------         --------      -----------
                                                            357,597              94,627            2,750          454,974
  Less: Fees waived & Expenses Reimbursed...........        (99,195)            (17,839)          18,084 (3)      (98,950)
                                                         ----------           ---------         --------      -----------
        TOTAL EXPENSES..............................        258,402              76,788           20,834          356,024
                                                         ----------           ---------         --------      -----------
NET INVESTMENT INCOME...............................      1,455,745             411,968          (20,834)       1,846,879
                                                         ----------           ---------         --------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions....................................     (1,076,333)           (473,487)                       (1,549,820)
  Change in unrealized appreciation
    (depreciation)..................................      2,252,735             790,543                         3,043,278
Net Realized and Unrealized GAIN (LOSS) ON
  INVESTMENT TRANSACTIONS...........................      1,176,402             317,056                         1,493,458
                                                         ----------           ---------         --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................     $2,632,147           $ 729,024         $(20,834)     $ 3,340,337
                                                         ==========           =========         ========      ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                   PNC PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                    COMPASS PENNSYLVANIA MUNICIPAL BOND FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                           PNC               COMPASS
                                                       PENNSYLVANIA        PENNSYLVANIA
                                                         TAX-FREE         MUNICIPAL BOND      PRO-FORMA      PRO-FORMA
                                                     INCOME PORTFOLIO          FUND          ADJUSTMENTS      COMBINED
                                                     ----------------     --------------     -----------     ----------
INVESTMENT INCOME
  Interest.........................................     $3,032,628          $  912,969                       $3,945,597
  Dividends........................................             --                  --                               --
                                                       -----------          ----------         --------     -----------
        TOTAL INVESTMENT INCOME....................      3,032,628             912,969                        3,945,597
                                                       -----------          ----------         --------     -----------
EXPENSES
  Investment Advisory Fees.........................        276,649             109,844          (17,084)(1)     369,409
  Administration Fees..............................        109,878              31,234            6,652 (1)     147,764
  Custodian Fees...................................         14,992                 742                           15,734
  Transfer Agent Fees..............................         40,804              15,738                           56,542
  Service Fees.....................................         24,652                  --          128,333 (1)     152,985
  Distribution Fees................................         53,423                  --           59,495 (1)     112,918
  Legal and Audit..................................          7,498               1,541           (1,541)(2)       7,498
  Printing.........................................          7,393               1,151           (1,151)(2)       7,393
  Registration Fees................................         16,808               7,758                           24,566
  Trustees' Fees and Officers' Salaries............          1,128                  95              (95)(2)       1,128
  Organization and Other...........................         17,191               2,492                           19,683
                                                       -----------          ----------         --------     -----------
                                                           570,416             170,595          174,609         915,620
  Less: Fees waived & Expenses Reimbursed..........       (330,526)            (94,769)         213,545 (3)    (211,750)
                                                       -----------          ----------         --------     -----------
        TOTAL EXPENSES.............................        239,890              75,826          388,154         703,870
                                                       -----------          ----------         --------     -----------
NET INVESTMENT INCOME..............................      2,792,738             837,143         (388,154)      3,241,727
                                                       -----------          ----------         --------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions...................................       (285,131)            (69,366)                        (354,497)
  Change in unrealized appreciation
    (depreciation).................................     (4,507,643)         (1,166,394)                      (5,674,037)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT TRANSACTIONS..........................     (4,792,774)         (1,235,760)                      (6,028,534)
                                                       -----------          ----------         --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................    $(2,000,036)         $ (398,617)       $(388,154)    $(2,786,807)
                                                       -----------          ----------         --------     -----------

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                           PNC VALUE EQUITY PORTFOLIO
                           COMPASS EQUITY/INCOME FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                              PNC             COMPASS
                                                          VALUE EQUITY     EQUITY/INCOME      PRO-FORMA      PRO-FORMA
                                                           PORTFOLIO           FUND          ADJUSTMENTS      COMBINED
                                                          ------------     -------------     -----------     ----------
INVESTMENT INCOME
  Interest..............................................  $   287,963       $   633,462                     $   921,425
  Dividends.............................................   10,499,938         4,227,725                      14,727,663
                                                          -----------       -----------      ----------     -----------
        TOTAL INVESTMENT INCOME.........................   10,787,901         4,861,187                      15,649,088
                                                          -----------       -----------      ----------     -----------
EXPENSES
  Investment Advisory Fees..............................    1,759,164           994,379        (206,221)(1)   2,547,322
  Administration Fees...................................      625,594           255,697           2,378 (1)     883,669
  Custodian Fees........................................       54,399            27,619                          82,018
  Transfer Agent Fees...................................       14,714            44,349                          59,063
  Service Fees..........................................      137,771                --         463,868 (1)     601,639
  Distribution Fees.....................................       22,847                --          (8,528)(1)      14,319
  Legal and Audit.......................................       33,374            24,644         (24,644)(2)      33,374
  Printing..............................................       21,667             5,459          (5,459)(2)      21,667
  Registration Fees.....................................       12,465            (2,098)                         10,367
  Trustees' Fees and Officers' Salaries.................        5,320             7,151          (7,151)(2)       5,320
  Organization and Other................................       18,147            34,920                          53,067
                                                          -----------       -----------      ----------     -----------
                                                            2,705,462         1,392,120         214,243       4,311,825
  Less: Fees waived & Expenses Reimbursed...............     (465,831)               --         247,594 (3)    (218,237)
                                                          -----------       -----------      ----------     -----------
        TOTAL EXPENSES..................................    2,239,631         1,392,120         461,837       4,093,588
                                                          -----------       -----------      ----------     -----------
NET INVESTMENT INCOME...................................    8,548,270         3,469,067        (461,837)     11,555,500
                                                          -----------       -----------      ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions...   15,118,074           440,194                      15,558,268
  Change in unrealized appreciation (depreciation)......   24,669,433         3,299,842                      27,969,275
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS..........................................   39,787,507         3,740,036                      43,527,543
                                                          -----------       -----------      ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................  $48,335,777       $ 7,209,103      $ (461,837)    $55,083,043
                                                          ===========       ===========      ==========     ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                           PNC VALUE EQUITY PORTFOLIO
                           COMPASS EQUITY/INCOME FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                              PNC             COMPASS
                                                          VALUE EQUITY     EQUITY/INCOME      PRO-FORMA      PRO-FORMA
                                                           PORTFOLIO           FUND          ADJUSTMENTS      COMBINED
                                                          ------------     -------------     -----------     ----------
INVESTMENT INCOME
  Interest..............................................  $ 1,180,667       $ 2,730,992                      $3,911,659
  Dividends.............................................   16,692,818         7,484,385                      24,177,203
                                                          -----------       -----------       ---------     -----------
        TOTAL INVESTMENT INCOME.........................   17,873,485        10,215,377                      28,088,862
                                                          -----------       -----------       ---------     -----------
EXPENSES
  Investment Advisory Fees..............................    3,171,674         1,946,120        (416,614)(1)   4,701,180
  Administration Fees...................................    1,137,117           500,430           1,021 (1)   1,638,568
  Custodian Fees........................................       99,231            18,236                         117,467
  Transfer Agent Fees...................................       37,911            23,262                          61,173
  Service Fees..........................................      177,459                --         881,384 (1)   1,058,843
  Distribution Fees.....................................       31,135                --         (11,675)(1)      19,460
  Legal and Audit.......................................       77,839            36,842         (36,842)(2)      77,839
  Printing..............................................       61,094            36,540         (36,540)(2)      61,094
  Registration Fees.....................................       32,504            24,187                          56,691
  Trustees' Fees and Officers' Salaries.................       11,904             3,046          (3,046)(2)      11,904
  Organization and Other................................       45,979           (15,030)                         30,949
                                                          -----------       -----------       ---------     -----------
                                                            4,883,847         2,573,633         377,688       7,835,168
  Less: Fees waived & Expenses Reimbursed...............     (926,910)               --         586,043 (3)    (340,867)
                                                          -----------       -----------       ---------     -----------
        TOTAL EXPENSES..................................    3,856,937         2,573,633         963,731       7,494,301
                                                          -----------       -----------       ---------     -----------
NET INVESTMENT INCOME...................................   13,916,548         7,641,744        (963,731)     20,594,561
                                                          -----------       -----------       ---------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions...   15,933,683        24,080,833                      40,014,516
  Change in unrealized appreciation (depreciation)......   (8,855,288)         (374,450)                     (9,229,738)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS..........................................    7,078,395        23,706,383                      30,784,778
                                                          -----------       -----------       ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................  $20,994,943       $31,348,127       $(963,731)    $51,379,339
                                                          ===========       ===========       =========     ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                          PNC GROWTH EQUITY PORTFOLIO
                              COMPASS GROWTH FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                 PNC           COMPASS
                                                            GROWTH EQUITY      GROWTH        PRO-FORMA      PRO-FORMA
                                                              PORTFOLIO         FUND        ADJUSTMENTS      COMBINED
                                                            -------------     ---------     -----------     ----------
INVESTMENT INCOME
  Interest................................................   $   586,644     $  162,905                    $   749,549
  Dividends...............................................     1,207,746        967,261                      2,175,007
                                                             -----------     ----------      ---------     -----------
        TOTAL INVESTMENT INCOME...........................     1,794,390      1,130,166                      2,924,556
                                                             -----------     ----------      ---------     -----------
EXPENSES
  Investment Advisory Fees................................       469,375        472,518        (98,870)(1)     843,023
  Administration Fees.....................................       170,682        121,504         14,367 (1)     306,553
  Custodian Fees..........................................        23,033         14,067                         37,100
  Transfer Agent Fees.....................................        12,282         25,174                         37,456
  Service Fees............................................        51,412             --        218,116 (1)     269,528
  Distribution Fees.......................................        12,125             --         (4,526)(1)       7,599
  Legal and Audit.........................................         8,497          8,711         (8,711)(2)       8,497
  Printing................................................        10,008           (807)           807 (2)      10,008
  Registration Fees.......................................        17,106          1,951                         19,057
  Trustees' Fees and Officers' Salaries...................         1,326          1,214         (1,214)(2)       1,326
  Organization and Other..................................         8,500          2,387                         10,887
                                                             -----------     ----------      ---------     -----------
                                                                 784,346        646,719        119,969       1,551,034
  Less: Fees waived & Expenses Reimbursed.................      (166,241)            --         44,037        (122,204)
                                                             -----------     ----------      ---------     -----------
        TOTAL EXPENSES....................................       618,105        646,719        164,006       1,428,830
                                                             -----------     ----------      ---------     -----------
NET INVESTMENT INCOME.....................................     1,176,285        483,447       (164,006)      1,495,726
                                                             -----------     ----------      ---------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions.....     1,227,325        650,554                      1,877,879
  Change in unrealized appreciation (depreciation)........    13,986,348      6,524,122                     20,510,470
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS............................................    15,213,673      7,174,676                     22,388,349
                                                             -----------     ----------      ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................   $16,389,958     $7,658,123      $(164,006)     $23,884,075
                                                             ===========     ==========      =========      ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                          PNC GROWTH EQUITY PORTFOLIO
                              COMPASS GROWTH FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                                PNC           COMPASS
                                                           GROWTH EQUITY      GROWTH        PRO-FORMA       PRO-FORMA
                                                             PORTFOLIO         FUND        ADJUSTMENTS      COMBINED
                                                           -------------     ---------     -----------     -----------
INVESTMENT INCOME
  Interest...............................................    $   421,145     $  102,124                     $   523,269
  Dividends..............................................      1,101,071      1,904,823                       3,005,894
                                                             -----------     ----------      ---------     ------------
        TOTAL INVESTMENT INCOME..........................      1,522,216      2,006,947                       3,529,163
                                                             -----------     ----------      ---------     ------------
EXPENSES
  Investment Advisory Fees...............................        643,001        996,016       (213,649)(1)    1,425,368
  Administration Fees....................................        233,819        256,119         28,378 (1)      518,316
  Custodian Fees.........................................         42,216         12,965                          55,181
  Transfer Agent Fees....................................         42,454         21,311                          63,765
  Service Fees...........................................         58,828             --        444,576 (1)      503,404
  Distribution Fees......................................         16,155             --         (6,058)(1)       10,097
  Legal and Audit........................................         16,348         23,060        (23,060)(2)       16,348
  Printing...............................................         20,250         22,877        (22,877)(2)       20,250
  Registration Fees......................................         26,041          3,024                          29,065
  Trustees' Fees and Officers' Salaries..................          2,476          1,906         (1,906)(2)        2,476
  Organization and Other.................................         14,227         20,653              0           34,880
                                                             -----------      ---------      ---------     ------------
                                                               1,115,815      1,357,931        205,404        2,679,150
  Less: Fees waived & Expenses Reimbursed................       (280,921)            --         61,784(3)      (219,137)
                                                             -----------     ----------      ---------     ------------
        TOTAL EXPENSES...................................        834,894      1,357,931        267,188        2,460,013
                                                             -----------     ----------      ---------     ------------
NET INVESTMENT INCOME....................................        687,322        649,016       (267,188)       1,069,150
                                                             -----------     ----------      ---------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions....      3,202,620      4,345,299                       7,547,919
  Change in unrealized appreciation (depreciation).......    (16,170,202)    (1,396,905)                    (17,567,107)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS...........................................    (12,967,582)     2,948,394                     (10,019,188)
                                                            ------------     ----------      ---------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.............................................   $(12,280,260)    $3,597,410      $(267,188)    $ (8,950,038)
                                                            ============     ==========      =========     ============

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                     PNC SMALL CAP GROWTH EQUITY PORTFOLIO
                           COMPASS SMALL COMPANY FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                            PNC
                                                         SMALL CAP          COMPASS
                                                       GROWTH EQUITY     SMALL COMPANY      PRO-FORMA      PRO-FORMA
                                                         PORTFOLIO           FUND          ADJUSTMENTS      COMBINED
                                                       -------------     -------------     -----------     ----------
INVESTMENT INCOME
  Interest...........................................   $   472,519       $    21,370                      $   493,889
  Dividends..........................................        80,651           273,448                          354,099
                                                           --------       -----------       ---------      -----------
        TOTAL INVESTMENT INCOME......................       553,170           294,818                          847,988
                                                           --------       -----------       ---------      -----------
EXPENSES
  Investment Advisory Fees...........................       289,259           118,610         (45,155)(1)      362,714
  Administration Fees................................       105,185            23,722           2,989 (1)      131,896
  Custodian Fees.....................................        23,150            14,447                           37,597
  Transfer Agent Fees................................        12,001            18,382                           30,383
  Service Fees.......................................        31,520                --         125,301 (1)      156,821
  Distribution Fees..................................         4,524                --          (1,689)(1)        2,835
  Legal and Audit....................................         5,123             1,750          (1,750)(2)        5,123
  Printing...........................................         3,326               452            (452)(2)        3,326
  Registration Fees..................................        15,944            (3,141)                          12,803
  Trustees' Fees and Officers' Salaries..............           802               715            (715)(2)          802
  Organization and Other.............................         5,099             4,804                            9,903
                                                           --------       -----------       ---------      -----------
                                                            495,933           179,741          78,529          754,203
  Less: Fees waived & Expenses Reimbursed............       (15,592)               --        (161,111)(3)     (176,703)
                                                           --------       -----------       ---------      -----------
        TOTAL EXPENSES...............................       480,341           179,741         (82,582)         577,500
                                                           --------       -----------       ---------      -----------
NET INVESTMENT INCOME................................        72,829           115,077          82,582          270,488
                                                           --------       -----------       ---------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions.....................................    (1,407,028)          658,347                         (748,681)
  Change in unrealized appreciation (depreciation)...    16,205,644        (1,658,000)                      14,547,644
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS.......................................    14,798,616          (999,653)                      13,798,963
                                                        -----------       -----------       ---------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................   $14,871,445       $  (884,576)      $  82,582      $14,069,451
                                                        ===========       ===========       =========      ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                     PNC SMALL CAP GROWTH EQUITY PORTFOLIO
                           COMPASS SMALL COMPANY FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                           PNC             COMPASS
                                                        SMALL CAP           SMALL
                                                      GROWTH EQUITY        COMPANY         PRO-FORMA       PRO-FORMA
                                                        PORTFOLIO           FUND          ADJUSTMENTS      COMBINED
                                                      -------------     -------------     -----------     -----------
INVESTMENT INCOME
  Interest..........................................   $    260,147      $   29,128         $             $    289,275
  Dividends.........................................        107,364         411,514                            518,878
                                                       ------------      ----------         --------      ------------
        TOTAL INVESTMENT INCOME.....................        367,511         440,642                            808,153
                                                       ------------      ----------         --------      ------------
EXPENSES
  Investment Advisory Fees..........................        216,145         198,934          (77,295)(1)       337,784
  Administration Fees...............................         78,598          39,787            4,446 (1)       122,831
  Custodian Fees....................................         39,042           1,529                             40,571
  Transfer Agent Fees...............................         26,039          18,444                             44,483
  Service Fees......................................         28,347              --          120,646 (1)       148,993
  Distribution Fees.................................          3,297              --           (1,236)(1)         2,061
  Legal and Audit...................................          4,605           3,086           (3,086)(2)         4,605
  Printing..........................................          8,930           3,061           (3,061)(2)         8,930
  Registration Fees.................................         23,905           8,314                             32,219
  Trustees' Fees and Officers' Salaries.............            800             255             (255)(2)           800
  Organization and Other............................          8,344             155                              8,499
                                                       ------------      ----------         --------      ------------
                                                            438,052         273,565           40,159           751,776
  Less: Fees waived & Expenses Reimbursed...........        (75,964)             --          (63,566)(3)      (139,530)
                                                       ------------      ----------         --------      ------------
        TOTAL EXPENSES..............................        362,088         273,565          (23,407)          612,246
                                                       ------------      ----------         --------      ------------
NET INVESTMENT INCOME...............................          5,423         167,077           23,407           195,907
                                                       ------------      ----------         --------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions....................................      3,202,620       1,542,906                          4,745,526
  Change in unrealized appreciation
    (depreciation)..................................    (16,170,202)       (657,540)                       (16,827,742)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT TRANSACTIONS...........................    (12,967,582)        885,366                        (12,082,216)
                                                       ------------      ----------         --------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................   $(12,962,159)     $1,052,443         $ 23,407      $(11,886,309)
                                                       ============      ==========         ========      ============

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                             PNC BALANCED PORTFOLIO
                             COMPASS BALANCED FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                   PNC          COMPASS
                                                                BALANCED       BALANCED       PRO-FORMA       PRO-FORMA
                                                                PORTFOLIO        FUND        ADJUSTMENTS      COMBINED
                                                               -----------     ---------     -----------     -----------
INVESTMENT INCOME
  Interest...................................................  $ 2,299,628     $  310,514                     $ 2,610,142
  Dividends..................................................    1,126,053        151,894                       1,277,947
                                                               -----------     ----------     ---------       -----------
        TOTAL INVESTMENT INCOME..............................    3,425,681        462,408                       3,888,089
                                                               -----------     ----------     ---------       -----------
EXPENSES
  Investment Advisory Fees...................................      409,649         65,188       (12,508)(1)       462,329
  Administration Fees........................................      148,963         16,763         2,394 (1)       168,120
  Custodian Fees.............................................       21,533          7,865                          29,398
  Transfer Agent Fees........................................       39,458         11,215                          50,673
  Service Fees...............................................       84,823             --       220,683 (1)       305,506
  Distribution Fees..........................................      127,340             --       (45,926)(1)        81,414
  Legal and Audit............................................        7,343          1,846        (1,846)(2)         7,343
  Printing...................................................        4,868          1,458        (1,458)(2)         4,868
  Registration Fees..........................................       13,211          2,575                          15,786
  Trustees' Fees and Officers' Salaries......................        1,193            227          (227)(2)         1,193
  Organization and Other.....................................        9,242          1,508                          10,750
                                                               -----------     ----------     ---------       -----------
                                                                   867,623        108,645       161,112         1,137,380
  Less: Fees waived & Expenses Reimbursed....................     (171,330)       (25,752)        1,071 (3)      (196,011)
                                                               -----------     ----------     ---------       -----------
        TOTAL EXPENSES.......................................      696,293         82,893       162,183           941,369
                                                               -----------     ----------     ---------       -----------
NET INVESTMENT INCOME........................................    2,729,388        379,515      (162,183)        2,946,720
                                                               -----------     ----------     ---------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions........   (5,399,745)       188,165                      (5,211,580)
  Change in unrealized appreciation (depreciation)...........   11,766,008        871,185                      12,637,193
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS...............................................    6,366,263      1,059,350                       7,425,613
                                                               -----------     ----------     ---------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.................................................  $ 9,095,651     $1,438,865     $(162,183)      $10,372,333
                                                               ===========     ==========     =========       ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                             PNC BALANCED PORTFOLIO
                             COMPASS BALANCED FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                           PNC               COMPASS
                                                         BALANCED            BALANCED         PRO-FORMA      PRO-FORMA
                                                        PORTFOLIO              FUND          ADJUSTMENTS      COMBINED
                                                     ----------------     --------------     -----------     ----------
INVESTMENT INCOME
  Interest.........................................    $ 2,893,951           $ 95,698                        $ 2,989,649
  Dividends........................................      1,800,352             48,229                          1,848,581
                                                       -----------           --------         ---------      -----------
        TOTAL INVESTMENT INCOME....................      4,694,303            143,927                          4,838,230
                                                       -----------           --------         ---------      -----------
EXPENSES
  Investment Advisory Fees.........................        672,745             22,117            (4,546)(1)      690,316
  Administration Fees..............................        244,634              5,687               704 (1)      251,025
  Custodian Fees...................................         33,978              2,246                             36,224
  Transfer Agent Fees..............................         74,659              1,390                             76,049
  Service Fees.....................................        123,661                 --           118,463 (1)      242,124
  Distribution Fees................................        222,954                 --           (83,607)(1)      139,347
  Legal and Audit..................................         16,533                411              (411)(2)       16,533
  Printing.........................................          9,767                411              (411)(2)        9,767
  Registration Fees................................         43,773              1,430                             45,203
  Trustees' Fees and Officers' Salaries............          2,557                 63               (63)(2)        2,557
  Organization and Other...........................         18,551                700                             19,251
                                                       -----------           --------         ---------      -----------
                                                         1,463,812             34,455            30,129        1,528,396
  Less: Fees waived & Expenses Reimbursed..........       (321,688)           (21,180)          239,057 (3)     (103,811)
                                                       -----------           --------         ---------      -----------
        TOTAL EXPENSES.............................      1,142,124             13,275           269,186        1,424,585
                                                       -----------           --------         ---------      -----------
NET INVESTMENT INCOME..............................      3,552,179            130,652          (269,186)       3,413,645
                                                       -----------           --------         ---------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment
    transactions...................................      1,771,608             27,498                          1,799,106
  Change in unrealized appreciation
    (depreciation).................................     (7,289,079)           (85,020)                        (7,374,099)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT TRANSACTIONS..........................     (5,517,471)           (57,522)                        (5,574,993)
                                                       -----------           --------         ---------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................    $(1,965,292)          $ 73,130         $(269,186)     $(2,161,348)
                                                       ===========           ========         =========      ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                         PNC SHORT-TERM BOND PORTFOLIO
                            BMF SHORT DURATION FUND
                        COMPASS SHORT/INTERMEDIATE FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                     PNC           BFM          COMPASS
                                                  SHORT-TERM      SHORT          SHORT/
                                                     BOND        DURATION     INTERMEDIATE     PRO-FORMA        PRO-FORMA
                                                  PORTFOLIO        FUND           FUND        ADJUSTMENTS       COMBINED
                                                  ----------    ----------    ------------    -----------      -----------
INVESTMENT INCOME
  Interest......................................   $611,287     $1,005,855     $6,824,747                      $ 8,441,889
  Dividends.....................................         --             --             --                               --
                                                   --------     ----------     ----------      ---------       -----------
        TOTAL INVESTMENT INCOME.................    611,287      1,005,855      6,824,747                        8,441,889
                                                   --------     ----------     ----------      ---------       -----------
EXPENSES
  Investment Advisory Fees......................     52,691         45,649        616,897        (70,863)(1)       644,374
  Administration Fees...........................     21,076         31,914        185,068         19,691 (1)       257,749
  Custodian Fees................................      8,083         29,952          2,919                           40,954
  Transfer Agent Fees...........................      8,097         17,012         37,604                           62,713
  Service Fees..................................      6,298             --             --        310,642 (1)       316,940
  Distribution Fees.............................        354             --             --            356 (1)           710
  Legal and Audit...............................      1,460         12,384         16,966        (18,426)(2)        12,384
  Printing......................................      1,143             --          2,279                            3,422
  Registration Fees.............................     11,628         14,062         (8,844)                          16,846
  Trustees' Fees and Officers' Salaries.........        294          3,028          6,863         (7,157)(2)         3,028
  Organization and Other........................      3,784         19,694         10,099                           33,577
                                                   --------     ----------     ----------      ---------        ----------
                                                    114,908        173,695        869,851        234,243         1,392,697
  Less: Fees waived & Expenses Reimbursed.......    (66,103)       (86,960)            --       (213,429)(3)      (366,492)
                                                   --------     ----------     ----------      ---------       -----------
        TOTAL EXPENSES..........................     48,805         86,735        869,851         20,814         1,026,205
                                                   --------     ----------     ----------      ---------       -----------
NET INVESTMENT INCOME...........................    562,482        919,120      5,954,896        (20,814)        7,415,684
                                                   --------     ----------     ----------      ---------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS TRANSACTIONS
  Net realized gain (loss) on investment
    transactions................................   (273,282)      (141,008)    (1,156,902)                      (1,571,192)
  Change in unrealized appreciation
    (depreciation)..............................    203,056        587,673      1,543,020                        2,333,749
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT TRANSACTIONS.......................    (70,226)       446,665        386,118                          762,557
                                                   --------     ----------     ----------      ---------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................   $492,256     $1,365,785     $6,341,014      $ (20,814)      $ 8,178,241
                                                   ========     ==========     ==========      =========       ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                         PNC SHORT-TERM BOND PORTFOLIO
                            BMF SHORT DURATION FUND
                        COMPASS SHORT/INTERMEDIATE FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                    PNC            BFM          COMPASS
                                                SHORT-TERM        SHORT          SHORT/
                                                   BOND         DURATION      INTERMEDIATE     PRO-FORMA        PRO-FORMA
                                                 PORTFOLIO        FUND            FUND        ADJUSTMENTS        COMBINED
                                                -----------    -----------    ------------    -----------      ------------
INVESTMENT INCOME
  Interest....................................  $1,634,723     $ 1,845,377    $ 14,600,807                     $ 18,080,907
  Dividends...................................          --              --              --                               --
                                                ----------     -----------    ------------     ---------       ------------
        TOTAL INVESTMENT INCOME...............   1,634,723       1,845,377      14,600,807                       18,080,907
                                                ----------     -----------    ------------     ---------       ------------
EXPENSES
  Investment Advisory Fees....................     174,589         100,349       1,516,089      (186,800)(1)      1,604,227
  Administration Fees.........................      69,836          64,818         454,826        52,211 (1)        641,691
  Custodian Fees..............................      17,095          40,694          19,366                           77,155
  Transfer Agent Fees.........................      27,286          31,265          23,420                           81,971
  Service Fees................................      13,458              --              --       760,151 (1)        773,609
  Distribution Fees...........................         316              --              --                              316
  Legal and Audit.............................       4,893          38,048          37,809       (42,702)(2)         38,048
  Printing....................................       5,759                          37,597                           43,356
  Registration Fees...........................      25,996          28,982          23,210                           78,188
  Trustees' Fees and Officers' Salaries.......         715           5,810           3,124        (3,839)(2)          5,810
  Organization and Other......................       6,277          40,003          23,768                           70,048
                                                ----------     -----------    ------------     ---------       ------------
                                                   346,220         349,969       2,139,209       579,021          3,414,419
  Less: Fees waived & Expenses Reimbursed.....    (192,774)       (159,363)             --      (523,618)(3)       (875,755)
                                                ----------     -----------    ------------     ---------       ------------
        TOTAL EXPENSES........................     153,446         190,606       2,139,209        55,403          2,538,664
                                                ----------     -----------    ------------     ---------       ------------
NET INVESTMENT INCOME.........................   1,481,277       1,654,771      12,461,598       (55,403)        15,542,243
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS TRANSACTIONS
  Net realized gain (loss) on investment
    transactions..............................  (1,064,511)       (410,499)     (1,501,590)                      (2,976,600)
  Change in unrealized appreciation
    (depreciation)............................    (557,603)       (590,015)    (12,267,631)                     (13,415,249)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT TRANSACTIONS.....................  (1,622,114)     (1,000,514)    (13,769,221)                     (16,391,849)
                                                ----------     -----------    ------------     ---------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................  $ (140,837)    $   654,257    $ (1,307,623)    $ (55,403)      $   (849,606)
                                                ==========     ===========    ============     =========       ============

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                        BFM CORE FIXED INCOME PORTFOLIO
                           COMPASS FIXED INCOME FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                 BFM
                                                              CORE FIXED      COMPASS
                                                                INCOME      FIXED INCOME     PRO-FORMA        PRO-FORMA
                                                              PORTFOLIO         FUND        ADJUSTMENTS       COMBINED
                                                              ----------    ------------    -----------      -----------
INVESTMENT INCOME
  Interest..................................................   $511,349     $ 8,576,940                      $ 9,088,289
  Dividends.................................................         --              --                               --
                                                               --------     -----------      ---------       -----------
        TOTAL INVESTMENT INCOME.............................    511,349       8,576,940                        9,088,289
                                                               --------     -----------      ---------       -----------
EXPENSES
  Investment Advisory Fees..................................     23,911         725,554       (108,388)(1)       641,077
  Administration Fees.......................................     25,648         217,665         13,118 (1)       256,431
  Custodian Fees............................................     36,337          11,047                           47,384
  Transfer Agent Fees.......................................     18,346          34,512                           52,858
  Service Fees..............................................         --              --        384,646(1)        384,646
  Distribution Fees.........................................         --              --                                0
  Legal and Audit...........................................      5,710          25,591        (25,591)(2)         5,710
  Printing..................................................         --           4,412         (4,412)(2)             0
  Registration Fees.........................................     14,061          (4,275)                           9,786
  Trustees' Fees and Officers' Salaries.....................      1,210               0                            1,210
  Organization and Other....................................      9,825          (9,636)                             189
                                                               --------     -----------      ---------       -----------
                                                                135,048       1,004,870        259,373         1,399,291
  Less: Fees waived & Expenses Reimbursed...................    (97,530)             --       (193,992)(3)      (291,522)
                                                               --------     -----------      ---------       -----------
        TOTAL EXPENSES......................................     37,518       1,004,870         65,381         1,107,769
                                                               --------     -----------      ---------       -----------
NET INVESTMENT INCOME.......................................    473,831       7,572,070        (65,381)        7,980,520
                                                               --------     -----------      ---------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions.......    (87,921)     (1,098,532)                      (1,186,453)
  Change in unrealized appreciation (depreciation)..........    350,690       5,050,394                        5,401,084
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS..............................................    262,769       3,951,862                        4,214,631
                                                               --------     -----------      ---------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $736,600     $11,523,932      $ (65,381)      $12,195,151
                                                               ========     ===========      =========       ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                        BFM CORE FIXED INCOME PORTFOLIO
                           COMPASS FIXED INCOME FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                                BFM
                                                            CORE FIXED       COMPASS
                                                              INCOME       FIXED INCOME     PRO-FORMA        PRO-FORMA
                                                             PORTFOLIO         FUND        ADJUSTMENTS        COMBINED
                                                            -----------    ------------    -----------      ------------
INVESTMENT INCOME
  Interest................................................  $   700,743    $ 17,236,014                      $ 17,936,757
  Dividends...............................................           --              --                                --
                                                            -----------    ------------      ---------       ------------
        TOTAL INVESTMENT INCOME...........................      700,743      17,236,014                        17,936,757
                                                            -----------    ------------      ---------       ------------
EXPENSES
  Investment Advisory Fees................................       38,435       1,581,531       (247,646)(1)      1,372,320
  Administration Fees.....................................       78,265         474,452         (3,789)(1)        548,928
  Custodian Fees..........................................       51,615          19,381                            70,996
  Transfer Agent Fees.....................................       38,807          23,417                            62,224
  Service Fees............................................           --              --        823,392 (1)        823,392
  Distribution Fees.......................................           --              --
  Legal and Audit.........................................       11,621          37,840        (37,840)(2)         11,621
  Printing................................................           --          37,531        (37,531)(2)
  Registration Fees.......................................       28,182          20,761                            48,943
  Trustees' Fees and Officers' Salaries...................        1,995           3,126         (3,126)(2)          1,995
  Organization and Other..................................       17,809          54,415                            72,224
                                                            -----------    ------------      ---------       ------------
                                                                266,729       2,252,454        493,460          3,012,643
  Less: Fees waived and Expenses Reimbursed...............     (206,424)             --       (424,145)(3)       (630,569)
                                                            -----------    ------------      ---------       ------------
        TOTAL EXPENSES....................................       60,305       2,252,454         69,315          2,382,074
                                                            -----------    ------------      ---------       ------------
NET INVESTMENT INCOME.....................................      640,438      14,983,560        (69,315)        15,554,683
                                                            -----------    ------------      ---------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions.....     (539,866)       (736,958)                       (1,276,824)
  Change in unrealized appreciation (depreciation)........     (499,395)    (26,464,814)                      (26,964,209)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS............................................   (1,039,261)    (27,201,772)                      (28,241,033)
                                                            -----------    ------------      ---------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................  $  (398,823)   $(12,218,212)     $ (69,315)      $(12,686,350)
                                                            ===========    ============      =========       ============

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.

(2) Adjustments reflect expected savings when the two funds combine.

(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

            NOTES TO PRO-FORMA FINANCIAL STATEMENTS OF THE PNC FUND,
                         THE COMPASS CAPITAL GROUP AND
                        THE BFM INSTITUTIONAL TRUST INC.

                                 MARCH 31, 1995
                                  (UNAUDITED)

1. BASIS OF COMBINATION

     The pro forma combined portfolio of investments and pro forma combined statement of assets and liabilities reflect the accounts of The PNC Fund, The Compass Capital Group (the "Compass Fund") and The BFM Institutional Trust Inc. (the "BFM Fund") at March 31, 1995. The pro forma combined statements of operations reflect the accounts of the PNC Fund, the Compass Fund and the BFM Fund for the twelve months ended September 30, 1994, and the six months ended March 31, 1995. These pro forma financial statements have been derived from the annual and semi-annual financial statements of the PNC Fund as of September 30, 1994 and March 31, 1995, respectively, and from the books and records of the Compass Fund and the BFM Fund utilized in calculating daily net asset values for the respective periods ended September 30, 1994 and March 31, 1995.

     The pro forma statements give effect to the proposed transfer of the assets and liabilities of the Compass Fund in exchange for Service Shares of the PNC Fund and the BFM Fund in exchange for Institutional Shares of the PNC Fund. The historical cost of investment securities will be carried forward to the surviving portfolios and the results of operations of the surviving portfolios for pre-combining periods will not be restated. The Pro Forma Statements do not reflect the expenses of the PNC Fund, the Compass Fund and the BFM Fund in carrying out their obligations under the Asset Purchase Agreements as these expenses are immaterial to the pro forma financial statements. The actual fiscal year end of the combined fund will be September 30, the fiscal year end of the PNC Fund.

     The accompanying pro forma financial statements should be read in conjunction with the historical financial statements of the PNC Fund, the Compass Fund and the BFM Fund included or incorporated by reference in the Statement of Additional Information.

     The portfolios affected by the proposed business combination are as follows:

                                               THE BFM INSTITUTIONAL                  THE COMPASS CAPITAL
                 PNC FUND                           TRUST INC.                               GROUP
    -----------------------------------  ---------------------------------    -----------------------------------
    Small Cap Growth Equity Portfolio                   n/a                   Small Company Fund
    Growth Equity Portfolio                             n/a                   Growth Fund
    Value Equity Portfolio                              n/a                   Equity Income Fund
    Balanced Portfolio                                  n/a                   Balanced Fund
    International Equity Portfolio                      n/a                   International Equity Fund (1)
    shell                                The Core Fixed Income Portfolio      Fixed Income Fund
    Short-Term Bond Portfolio            The Short Duration Portfolio         Short/Intermediate Fund
    shell                                The Multi-Sector Mortgage            n/a
                                         Securities Portfolio III(2)
    Tax-Free Income Portfolio                           n/a                   Municipal Bond Fund
    shell                                               n/a                   New Jersey Municipal Bond Fund (2)
    Pennsylvania Tax-Free Income                        n/a                   Pennsylvania Municipal Bond Fund
      Portfolio
    shell                                               n/a                   International Fixed Income Fund (2)
    Money Market Portfolio                              n/a                   Cash Reserve Fund
    Government Money Market Portfolio                   n/a                   U.S. Treasury Fund
    Municipal Money Market Portfolio                    n/a                   Municipal Money Fund
    shell                                               n/a                   New Jersey Municipal Money Fund (2)
    Pennsylvania Municipal Money Market                 n/a                   Pennsylvania Municipal Money Fund
      Portfolio

---------------

(1) Pro forma financial statements not presented because acquired funds' net assets do not exceed 10% of the registrant's net assets as of September 19, 1995.

(2) Pro forma financial statements not presented because acquired fund is being combined into an inactive portfolio of the registrant.

            NOTES TO PRO-FORMA FINANCIAL STATEMENTS OF THE PNC FUND,
                         THE COMPASS CAPITAL GROUP AND
                THE BFM INSTITUTIONAL TRUST INC. -- (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

     The pro forma net asset value per share assumes the issuance at March 31, 1995 of additional shares of Service Shares and Institutional Shares of the PNC Fund to the holders of the Compass Fund and the BFM Fund, respectively, in conjunction with the proposed Transactions.

3. PRO-FORMA OPERATIONS

     The pro forma statement of operations assumes historical rates of gross investment income for the investments of the PNC Fund, the Compass Fund and the BFM Fund. Accordingly, the combined gross investment income is equal to the sum of each such funds' gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined fund. Pro forma operating expenses include the actual expenses of the PNC Fund, the Compass Fund and the BFM Fund and of the combined fund adjusted for certain items.

4. SURVIVING ENTITY

     The Small Cap Growth Equity, Growth Equity, Value Equity, Balanced, Tax-Free Income, Pennsylvania Tax-Free Income, Money Market, Government Money Market, Municipal Money Market and Pennsylvania Municipal Money Market portfolios of the PNC Fund will be the surviving entity. This determination was based on the following:

     - The current adviser and investment objectives of the above PNC Fund portfolios will be the same for the surviving funds. The advisers of the other portfolios will be terminated with the business combination.

     - The composition of the surviving portfolio will more closely resemble the composition of the above PNC Fund portfolios.

     - The surviving funds multiple class and fee structures are consistent with the multiple class and fee structures of the above PNC Fund portfolios.

     The Core Fixed Income Portfolio and The Short Duration Portfolio of the BFM Fund will be the surviving entity based on the following:

     - The current adviser and investment objectives of the above BFM Funds will be the same for the surviving funds. The advisers of the other portfolios will be terminated with the business combination.

     - The composition of the surviving portfolios will more closely resemble the composition of the above BFM Funds.

5. EXHIBIT TO PRO-FORMA SCHEDULE OF INVESTMENTS

     The pro forma combined schedule of investments for Small Cap Growth Equity Portfolio and Compass Small Company Fund is accompanied by the August 31, 1995 schedule of investments for the Compass Small Company Fund. Due to change in the sub-adviser on July 1, 1995, the structure and composition of the portfolio changed substantially from a value oriented approach to a growth oriented approach.

6. EXHIBITS TO PRO-FORMA FINANCIAL STATEMENTS

     The pro forma combined portfolio of investments and pro forma combined statement of assets and liabilities in Exhibit I reflect the accounts of the PNC Short-Term Bond Portfolio and the BFM Short Duration Portfolio at March 31, 1995. The pro forma combined statement of operations in Exhibit I reflect the accounts of the PNC Short-Term Bond Portfolio and the BFM Short Duration Portfolio for the twelve months ended September 30, 1994, and the six months ended March 31, 1995.

     The pro forma combined portfolio of investments and pro-forma combined statement of assets and liabilities in Exhibit II reflect the accounts of the PNC Short-Term Bond Portfolio and the Compass Short/Intermediate Fund at March 31, 1995. The pro forma combined statement of operations in Exhibit II reflect the accounts of the PNC Short-Term Bond Portfolio and the Compass Short/Intermediate Fund for the twelve months ended September 30, 1994, and the six months ended March 31, 1995.

                         PRO-FORMA FINANCIAL STATEMENTS
                           DATED AS OF MARCH 31, 1995
                      FOR PNC, COMPASS AND BIT PORTFOLIOS

                                   EXHIBIT I

                         PNC SHORT-TERM BOND PORTFOLIO
                          BFM SHORT DURATION PORTFOLIO

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                       PAR (000)
                                                                                         -------------------------------------
                                                                                            PNC           BFM
                                                                                         SHORT-TERM      SHORT
                                                                                            BOND        DURATION     PRO-FORMA
                                                                   RATE     MATURITY     PORTFOLIO        FUND       COMBINED
                                                                   ----     --------     ----------     --------     ---------
 ADVANTA MORTGAGE LOAN TRUST.....................................  5.55%    03/15/97      $    825      $     0      $    825
*AMERICAN HOME PRODUCTS..........................................  7.70     02/15/00           850            0           850
 CHASE MANHATTAN CREDIT CARD.....................................  8.75     08/15/99             0        1,000         1,000
*CHRYSLER FINANCIAL CORP.........................................  5.08     01/27/97         1,000            0         1,000
 COLLATERALIZED MORTGAGE SECURITIES
  CORPORATION....................................................  9.45     05/01/13             0          398           398
 COLONIAL CREDIT CARD TRUST......................................  6.80     08/15/97             0        1,500         1,500
 CORESTATES HOME EQUITY TRUST....................................  5.10     03/15/96           735            0           735
 DISCOVER CARD MT................................................  6.23     10/16/04             0          500           500
 DISCOVER CARD TRUST.............................................  8.63     07/16/98             0          600           600
 FEDERAL FARM CREDIT BANK BONDS..................................  6.70     09/30/96         2,000            0         2,000
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................  7.25     06/01/07             0          797           797
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................  7.38     03/01/06             0          368           368
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................  8.00     11/01/03             0        1,061         1,061
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................  8.25     06/01/03             0          155           155
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................  8.75     01/04/13             0          396           396
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................  8.80     06/01/19             0          208           208
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................  9.25     12/01/08             0        1,400         1,400
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................  4.75     09/25/00             0        1,500         1,500
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................  9.50     01/25/04             0        1,779         1,779
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................  9.00     06/25/17             0        1,215         1,215
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................  8.50     11/25/18             0          471           471
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................  6.00     11/01/02             0        2,322         2,322
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................  6.49     01/01/21             0        1,114         1,114
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................  6.89     11/01/02             0        1,111         1,111
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................  7.25     04/25/96           792            0           792
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................  7.85     05/01/18             0          233           233
 FIRST USA MASTER TRUST..........................................  6.25     08/15/03             0          500           500
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION........................  7.00     01/20/99             0        1,500         1,500
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION........................  7.50     03/20/25             0        1,800         1,800
*GREAT WESTERN FINANCIAL CORP....................................  6.38     07/01/00         1,000            0         1,000
 JOHN DEERE OWNER TRUST..........................................  4.10     10/15/00           819            0           819
 KIDDER PEOBODY MORTGAGE ASSETS TRUST............................  8.50     09/01/14             0          539           539
*LEHMAN BROTHERS INC. SUBORDINATED NOTES.........................  7.38     08/15/97         1,000            0         1,000
 LEMAN BROTHERS REPURCHASE AGREEMENT.............................  6.25     04/03/95             0        1,410         1,410
 MERRILL LYNCH ASSET BACKED CORP.................................  5.50     07/15/95           715            0           715
 NOMURA ASSET SECURITIES CORPORATION.............................  7.00     07/25/24             0          725           725

                                                                            VALUE AT MARCH 31, 1995
                                                                   -----------------------------------------
                                                                       PNC            BFM
                                                                   SHORT-TERM        SHORT
                                                                      BOND         DURATION       PRO-FORMA
                                                                    PORTFOLIO        FUND         COMBINED
                                                                   -----------    -----------    -----------
 ADVANTA MORTGAGE LOAN TRUST.....................................  $  775,621     $         0    $   775,621
*AMERICAN HOME PRODUCTS..........................................     857,438               0        857,438
 CHASE MANHATTAN CREDIT CARD.....................................           0       1,018,120      1,018,120
*CHRYSLER FINANCIAL CORP.........................................     968,750               0        968,750
 COLLATERALIZED MORTGAGE SECURITIES
  CORPORATION....................................................           0         403,775        403,775
 COLONIAL CREDIT CARD TRUST......................................           0       1,499,520      1,499,520
 CORESTATES HOME EQUITY TRUST....................................     677,404               0        677,404
 DISCOVER CARD MT................................................           0         500,310        500,310
 DISCOVER CARD TRUST.............................................           0         609,372        609,372
 FEDERAL FARM CREDIT BANK BONDS..................................   1,997,180               0      1,997,180
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................           0         784,421        784,421
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................           0         361,172        361,172
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................           0       1,058,572      1,058,572
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................           0         266,765        266,765
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................           0         399,778        399,778
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................           0         212,835        212,835
 FEDERAL HOME LOAN MORTGAGE CORPORATION..........................           0       1,441,883      1,441,883
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................           0       1,463,420      1,463,420
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................           0       1,828,348      1,828,348
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................           0       1,232,715      1,232,715
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................           0         474,896        474,896
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................           0       2,220,766      2,220,766
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................           0       1,094,047      1,094,047
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................           0       1,103,861      1,103,861
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................     790,495               0        790,495
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................           0         236,076        236,076
 FIRST USA MASTER TRUST..........................................           0         500,780        500,780
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION........................           0       1,530,469      1,530,469
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION........................           0       1,833,750      1,833,750
*GREAT WESTERN FINANCIAL CORP....................................     937,188               0        937,188
 JOHN DEERE OWNER TRUST..........................................     802,180               0        802,180
 KIDDER PEOBODY MORTGAGE ASSETS TRUST............................           0         545,398        545,398
*LEHMAN BROTHERS INC. SUBORDINATED NOTES.........................     990,000               0        990,000
 LEMAN BROTHERS REPURCHASE AGREEMENT.............................           0       1,410,000      1,410,000
 MERRILL LYNCH ASSET BACKED CORP.................................     708,121               0        708,121
 NOMURA ASSET SECURITIES CORPORATION.............................           0         717,335        717,335

                                                                                                       PAR (000)
                                                                                         -------------------------------------
                                                                                            PNC           BFM
                                                                                         SHORT-TERM      SHORT
                                                                                            BOND        DURATION     PRO-FORMA
                                                                   RATE     MATURITY     PORTFOLIO        FUND       COMBINED
                                                                   ----     --------     ----------     --------     ---------
 RESOLUTION TRUST CORPORATION....................................  8.00%    07/25/29      $      0      $ 1,498      $  1,498
*RYDER SYSTEM, INC...............................................  7.66     09/15/99           500            0           500
 SALOMON BROTHERS MORTGAGE SECURITIES VII INC....................  7.37     10/25/23             0          465           465
*SALOMON BROTHERS, INC...........................................  5.26     02/10/99         1,000            0         1,000
 SMALL BUSINESS ADMINISTRATION GUARANTEED LOAN
    (ARM)........................................................  6.87     03/25/16             0          750           750
 SMALL BUSINESS ADMINISTRATION GUARANTEED LOAN
    (ARM)........................................................  6.90     07/25/16             0          770           770
 STANDARD CREDIT CARD MASTER TRUST...............................  8.50     08/07/97             0          600           600
 THE MONEY STORE HOME EQUITY TRUST...............................  5.08     11/15/95         1,218            0         1,218
 TOYOTA MOTOR CREDIT AUTO RECEIVABLE.............................  3.90     08/17/98            65            0            65
 UNION FEDERAL MASTER TRUST......................................  4.88     11/15/95           922            0           922
*UNITED COMPANIES FINANCIAL CORP.................................  6.58     04/10/96         1,747            0         1,747
 U.S. TREASURY NOTE..............................................  6.00     06/30/96             0       16,270        16,270
 U.S. TREASURY NOTE..............................................  6.88     02/28/97         1,000            0         1,000
 U.S. TREASURY NOTE..............................................  6.88     02/28/97             0        4,000         4,000
 U.S. TREASURY NOTE..............................................  7.25     01/30/96             0          240           240
 U.S. TREASURY NOTE..............................................  7.50     01/31/97             0        2,935         2,935
 SMITH BARNEY MONEY MARKET FUND..................................                          173,187            0       173,187
        TOTAL INVESTMENTS........................................

                                                                            VALUE AT MARCH 31, 1995
                                                                   -----------------------------------------
                                                                       PNC            BFM
                                                                   SHORT-TERM        SHORT
                                                                      BOND         DURATION       PRO-FORMA
                                                                    PORTFOLIO        FUND         COMBINED
                                                                   -----------    -----------    -----------
 RESOLUTION TRUST CORPORATION....................................  $         0    $ 1,501,396    $ 1,501,396
*RYDER SYSTEM, INC...............................................      500,000              0        500,000
 SALOMON BROTHERS MORTGAGE SECURITIES VII INC....................            0        463,161        463,161
*SALOMON BROTHERS, INC...........................................      951,250              0        951,250
 SMALL BUSINESS ADMINISTRATION GUARANTEED LOAN
    (ARM)........................................................            0        754,080        754,080
 SMALL BUSINESS ADMINISTRATION GUARANTEED LOAN
    (ARM)........................................................            0        773,704        773,704
 STANDARD CREDIT CARD MASTER TRUST...............................            0        609,750        609,750
 THE MONEY STORE HOME EQUITY TRUST...............................    1,166,094              0      1,166,094
 TOYOTA MOTOR CREDIT AUTO RECEIVABLE.............................       63,113              0         63,113
 UNION FEDERAL MASTER TRUST......................................      906,312              0        906,312
*UNITED COMPANIES FINANCIAL CORP.................................    1,730,722              0      1,730,722
 U.S. TREASURY NOTE..............................................            0     16,150,578     16,150,578
 U.S. TREASURY NOTE..............................................    1,001,750              0      1,001,750
 U.S. TREASURY NOTE..............................................            0      4,005,641      4,005,641
 U.S. TREASURY NOTE..............................................            0        241,874        241,874
 U.S. TREASURY NOTE..............................................            0      2,971,218      2,971,218
 SMITH BARNEY MONEY MARKET FUND..................................      173,187              0        173,187
                                                                   -----------    -----------    -----------
        TOTAL INVESTMENTS........................................  $15,996,804    $52,219,786    $68,216,590
                                                                   ===========    ===========    ===========

---------------

* Denotes securities in violation of proposed investment objectives.

            See Accompanying Notes to Pro-Forma Financial Statements

                         PNC SHORT-TERM BOND PORTFOLIO
                               BFM SHORT DURATION

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                  PNC
                                                                               SHORT-TERM   BFM SHORT
                                                                                  BOND       DURATION     PRO-FORMA
                                                                               PORTFOLIO    PORTFOLIO     COMBINED
                                                                               ----------   ----------   -----------
ASSETS
  Investments, @ value (Cost $16,354,281 and $52,183,653 respectively).......  $15,996,804  $52,219,786  $68,216,590
  Cash.......................................................................            0        6,246        6,246
  Dividends and Interest receivable..........................................       92,087      586,723      678,810
  Investments sold receivable................................................            0    3,407,912    3,407,912
  Capital shares sold receivable.............................................       11,095            0       11,095
  Receivable from Advisor....................................................        2,426      126,197      128,623
  Prepaid expenses...........................................................       27,684       54,319       82,003
                                                                               -----------  -----------  -----------
        TOTAL ASSETS.........................................................   16,130,096   56,401,183   72,531,279
                                                                               -----------  -----------  -----------
LIABILITIES
  Capital shares redeemed payable............................................       27,662            0       27,662
  Investment purchased payable...............................................            0    5,939,417    5,939,417
  Dividends payable..........................................................       64,035            0       64,035
  Accrued expenses payable...................................................       30,296      141,395      171,691
                                                                               -----------  -----------  -----------
        TOTAL LIABILITIES....................................................      121,993    6,080,812    6,202,805
                                                                               -----------  -----------  -----------
        TOTAL NET ASSETS.....................................................  $16,008,103  $50,320,371  $
                                                                               ===========  ===========  ===========
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class..........................................................  $ 9,972,122  $50,320,371  $60,292,493
Service Class................................................................    5,776,529          N/A    5,776,529
Series A Investor Class......................................................      259,452          N/A      259,452
                                                                               -----------  -----------  -----------
                                                                               $16,008,103  $50,320,371  $66,328,474
                                                                               ===========  ===========  ===========
SHARES OUTSTANDING
Institutional Class
  Pre-combination............................................................    1,043,327    5,179,742          N/A
  Post-combination(1)........................................................    1,026,995    5,179,742    6,206,737
Service Class
  Pre-combination............................................................      604,373          N/A          N/A
  Post-combination(1)........................................................      594,905          N/A      594,905
Series A Investor Class
  Pre-combination............................................................       27,166          N/A          N/A
  Post-combination(2)........................................................       26,720          N/A       26,720
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Class
  Pre-combination............................................................       $ 9.56       $ 9.71          N/A
  Post-combination...........................................................       $ 9.71       $ 9.71       $ 9.71
Service Class
  Pre-combination............................................................       $ 9.56          N/A          N/A
  Post-combination...........................................................       $ 9.71          N/A       $ 9.71
Series A Investor Class (Net Asset Value)
  Pre-combination............................................................       $ 9.56          N/A          N/A
  Post-combination...........................................................       $ 9.71          N/A       $ 9.71
  Maximum offering price per Series A Investor Class.........................       $10.17          N/A       $10.17

---------------

Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

(1) Reduction in shares due to a 98.43% reverse stock split.

(2) Reduction in shares due to a 98.36% reverse stock split.

            See Accompanying Notes to Pro-Forma Financial Statements

                         PNC SHORT-TERM BOND PORTFOLIO
                            BMF SHORT DURATION FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                  PNC           BFM
                                                               SHORT-TERM      SHORT
                                                                  BOND        DURATION      PRO-FORMA        PRO-FORMA
                                                               PORTFOLIO        FUND       ADJUSTMENTS       COMBINED
                                                               ----------    ----------    -----------      -----------
INVESTMENT INCOME
  Interest...................................................   $611,287     $1,005,855                     $1,617,142
  Dividends..................................................         --             --                             --
                                                                --------     ----------     --------        ----------
        TOTAL INVESTMENT INCOME..............................    611,287      1,005,855                      1,617,142
                                                                --------     ----------     --------        ----------
EXPENSES
  Investment Advisory Fees...................................     52,691         45,649      (30,787)(1)       129,127
  Administration Fees........................................     21,076         31,914       (1,339)(1)        51,651
  Custodian Fees.............................................      8,083         29,952                         38,035
  Transfer Agent Fees........................................      8,097         17,012                         25,109
  Service Fees...............................................      6,298             --                          6,298
  Distribution Fees..........................................        354             --                            354
  Legal and Audit............................................      1,460         12,384      (12,384)(2)         1,460
  Printing...................................................      1,143             --                          1,143
  Registration Fees..........................................     11,628         14,062                         25,690
  Trustees' Fees and Officers' Salaries......................        294          3,028       (3,028)(2)           294
  Organization and Other.....................................      3,784         19,694                         23,478
                                                                --------     ----------     --------        ----------
                                                                 114,908        173,695       14,036           302,639
  Less: Fees waived & Expenses Reimbursed....................    (66,103)       (86,960)          42 (3)      (153,021)
                                                                --------     ----------     --------        ----------
        TOTAL EXPENSES.......................................     48,805         86,735       14,078           149,618
                                                                --------     ----------     --------        ----------
NET INVESTMENT INCOME........................................    562,482        919,120      (14,078)        1,467,524
                                                                --------     ----------     --------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions........   (273,282)      (141,008)                      (414,290)
  Change in unrealized appreciation (depreciation)...........    203,056        587,673                        790,729
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS...............................................    (70,226)       446,665                        376,439
                                                                --------     ----------     --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.................................................   $492,256     $1,365,785     $(14,078)       $1,843,963
                                                                ========     ==========     ========        ==========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.
(2) Adjustments reflect expected savings when the two funds combine.
(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                         PNC SHORT-TERM BOND PORTFOLIO
                            BFM SHORT DURATION FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                                  PNC            BFM
                                                               SHORT-TERM       SHORT
                                                                  BOND        DURATION       PRO-FORMA        PRO-FORMA
                                                               PORTFOLIO        FUND        ADJUSTMENTS       COMBINED
                                                               ----------    -----------    -----------      -----------
INVESTMENT INCOME
  Interest...................................................  $ 1,634,723    $ 1,845,377                     $ 3,480,100
  Dividends..................................................           --             --                              --
                                                               -----------    -----------    ----------       -----------
        TOTAL INVESTMENT INCOME..............................    1,634,723      1,845,377                       3,480,100
                                                               -----------    -----------    ----------       -----------
EXPENSES
  Investment Advisory Fees...................................      174,589        100,349      67,174 (1)         342,112
  Administration Fees........................................       69,836         64,818       2,191 (1)         136,845
  Custodian Fees.............................................       17,095         40,694                          57,789
  Transfer Agent Fees........................................       27,286         31,265                          58,551
  Service Fees...............................................       13,458             --                          13,458
  Distribution Fees..........................................          316             --                             316
  Legal and Audit............................................        4,893         38,048     (38,048)(2)           4,893
  Printing...................................................        5,759                                          5,759
  Registration Fees..........................................       25,996         28,982                          54,978
  Trustees' Fees and Officers' Salaries......................          715          5,810      (5,810)(2)             715
  Organization and Other.....................................        6,277         40,003                          46,280
                                                               -----------    -----------    --------         -----------
                                                                   346,220        349,969      25,507             721,696
  Less: Fees waived & Expenses Reimbursed....................     (192,774)      (159,363)     22,915 (3)        (329,222)
                                                               -----------    -----------    --------         -----------
        TOTAL EXPENSES.......................................      153,446        190,606      48,422             392,474
                                                               -----------    -----------    --------         -----------
NET INVESTMENT INCOME........................................    1,481,277      1,654,771     (48,422)          3,087,626
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions........   (1,064,511)      (410,499)                     (1,475,010)
  Change in unrealized appreciation (depreciation)...........     (557,603)      (590,015)                     (1,147,618)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS...............................................   (1,622,114)    (1,000,514)                     (2,622,628)
                                                               -----------    -----------    --------         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.................................................  $  (140,837)   $   654,257    $(48,422)        $   464,998
                                                               ===========    ===========    ========         ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.
(2) Adjustments reflect expected savings when the two funds combine.
(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                         PRO-FORMA FINANCIAL STATEMENTS
                           DATED AS OF MARCH 31, 1995
                      FOR PNC, COMPASS AND BIT PORTFOLIOS

                                   EXHIBIT II

                         PNC SHORT-TERM BOND PORTFOLIO
                        COMPASS SHORT/INTERMEDIATE FUND

                       PRO-FORMA SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                     PAR (000)
                                                                                       -------------------------------------
                                                                                          PNC         COMPASS
                                                                                       SHORT-TERM      SHORT/
                                                                                          BOND      INTERMEDIATE   PRO-FORMA
                                                                   RATE     MATURITY   PORTFOLIO        FUND       COMBINED
                                                                   ----     --------   ----------   ------------   ---------
 ADVANTA MORTGAGE LOAN TRUST.....................................  5.55%    03/15/97    $    825       $    0      $    825
*AMERICAN HOME PRODUCTS..........................................  7.70     02/15/00         850            0           850
 AMEX............................................................  7.15     08/15/99           0        4,750         4,750
*ANHEUSER BUSCH MTN,.............................................  7.50     12/01/97           0        2,500         2,500
*ASSOC CORP N.A..................................................  6.38     04/15/95           0        2,000         2,000
*ASSOC CORP OF N. AMERICA........................................  5.30     09/04/95           0        1,000         1,000
*ASSOCIATES CORP N.A.............................................  7.63     04/15/98           0        2,400         2,400
*BASS AMERICA INC................................................  6.75     08/01/99           0        5,000         5,000
 BETA FN 144A MTN LQ(Q/D)........................................  6.36     04/20/95           0        2,000         2,000
 CHASE MSTR TR...................................................  8.75     08/15/99           0        2,000         2,000
*CHRYSLER FINANCIAL CORP.........................................  5.08     01/27/97       1,000            0         1,000
*COCA COLA COMPANY...............................................  7.88     09/15/98           0        6,000         6,000
 CORESTATES HOME EQUITY TRUST....................................  5.10     03/15/96         735            0           735
*DUKE POWER CO MTN...............................................  7.50     04/01/99           0        4,000         4,000
*DUPONT EI DE NEMOURS & CO.......................................  8.45     10/15/96           0        3,500         3,500
 FEDERAL FARM CREDIT BANK BONDS..................................  6.70     09/30/96       2,000            0         2,000
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................  7.25     04/25/96         792            0           792
 FHLMC...........................................................  7.86     01/21/97           0        2,000         2,000
 FHLMC CMO.......................................................  6.75     09/15/16           0        4,000         4,000
*FORD CAPITAL BV.................................................  9.50     07/01/01           0        2,000         2,000
*FORD MOTOR CC...................................................  8.00     01/15/99           0        1,000         1,000
*FORD MOTOR CREDIT MTN...........................................  8.40     03/26/99           0        5,000         5,000
*GMAC............................................................  8.60     07/17/95           0        2,500         2,500
 GMAC............................................................  4.15     03/15/98           0        1,092         1,092
 GMAC EURO BOND..................................................  9.40     06/07/95           0        1,000         1,000
 GOLDMAN SACHS 144A..............................................  4.77     10/16/95           0        3,000         3,000
*GREAT WESTERN FINANCIAL CORP....................................  6.38     07/01/00       1,000            0         1,000
*HOUSEHOLD FIN...................................................  7.80     11/01/96           0        2,000         2,000
*HOUSEHOLD FINANCE CO............................................  8.88     07/05/99           0        1,000         1,000
 JOHN DEERE OWNER TRUST..........................................  4.10     10/15/00         819            0           819
*LEHMAN BROTHERS INC. SUBORDINATED NOTES.........................  7.38     08/15/97       1,000            0         1,000
 MERRILL LYNCH ASSET BACKED CORP.................................  5.50     07/15/95         715            0           715
 MLABC...........................................................  5.50     05/15/98           0        1,712         1,712
 MLABC...........................................................  5.13     07/15/98           0        1,549         1,549
*PEPSICO INC.....................................................  5.63     07/01/95           0        2,000         2,000
*PEPSICO INC.....................................................  6.13     01/15/98           0        2,000         2,000
*PEPSICO INC.....................................................  7.00     11/15/96           0        3,000         3,000

                                                                             VALUE AT MARCH 31, 1995
                                                                   -------------------------------------------
                                                                       PNC          COMPASS
                                                                   SHORT-TERM        SHORT/
                                                                      BOND        INTERMEDIATE     PRO-FORMA
                                                                    PORTFOLIO         FUND          COMBINED
                                                                   -----------    ------------    ------------
 ADVANTA MORTGAGE LOAN TRUST.....................................  $  775,621     $          0    $    775,621
*AMERICAN HOME PRODUCTS..........................................     857,438                0         857,438
 AMEX............................................................           0        4,702,500       4,702,500
*ANHEUSER BUSCH MTN,.............................................           0        2,515,625       2,515,625
*ASSOC CORP N.A..................................................           0        1,999,860       1,999,860
*ASSOC CORP OF N. AMERICA........................................           0          995,000         995,000
*ASSOCIATES CORP N.A.............................................           0        2,415,000       2,415,000
*BASS AMERICA INC................................................           0        4,856,250       4,856,250
 BETA FN 144A MTN LQ(Q/D)........................................           0        1,999,400       1,999,400
 CHASE MSTR TR...................................................           0        2,040,000       2,040,000
*CHRYSLER FINANCIAL CORP.........................................     968,750                0         968,750
*COCA COLA COMPANY...............................................           0        6,135,000       6,135,000
 CORESTATES HOME EQUITY TRUST....................................     677,404                0         677,404
*DUKE POWER CO MTN...............................................           0        4,015,000       4,015,000
*DUPONT EI DE NEMOURS & CO.......................................           0        3,570,000       3,570,000
 FEDERAL FARM CREDIT BANK BONDS..................................   1,997,180                0       1,997,180
 FEDERAL NATIONAL MORTGAGE ASSOCIATION...........................     790,495                0         790,495
 FHLMC...........................................................           0        2,026,580       2,026,580
 FHLMC CMO.......................................................           0        3,883,560       3,883,560
*FORD CAPITAL BV.................................................           0        2,162,500       2,162,500
*FORD MOTOR CC...................................................           0        1,013,750       1,013,750
*FORD MOTOR CREDIT MTN...........................................           0        5,137,500       5,137,500
*GMAC............................................................           0        2,512,500       2,512,500
 GMAC............................................................           0        1,073,007       1,073,007
 GMAC EURO BOND..................................................           0        1,005,000       1,005,000
 GOLDMAN SACHS 144A..............................................           0        2,970,000       2,970,000
*GREAT WESTERN FINANCIAL CORP....................................     937,188                0         937,188
*HOUSEHOLD FIN...................................................           0        2,015,000       2,015,000
*HOUSEHOLD FINANCE CO............................................           0        1,021,250       1,021,250
 JOHN DEERE OWNER TRUST..........................................     802,180                0         802,180
*LEHMAN BROTHERS INC. SUBORDINATED NOTES.........................     990,000                0         990,000
 MERRILL LYNCH ASSET BACKED CORP.................................     708,121                0         708,121
 MLABC...........................................................           0        1,694,069       1,694,069
 MLABC...........................................................           0        1,526,613       1,526,613
*PEPSICO INC.....................................................           0        1,997,500       1,997,500
*PEPSICO INC.....................................................           0        1,952,500       1,952,500
*PEPSICO INC.....................................................           0        3,003,750       3,003,750

                                                                                                     PAR (000)
                                                                                       -------------------------------------
                                                                                          PNC         COMPASS
                                                                                       SHORT-TERM      SHORT/
                                                                                          BOND      INTERMEDIATE   PRO-FORMA
                                                                   RATE     MATURITY   PORTFOLIO        FUND       COMBINED
                                                                   ----     --------   ----------   ------------   ---------
 PREM AUTO TR....................................................  4.90%    10/15/98    $      0       $  794      $    794
 PREMIER AUTO TRUST..............................................  4.65     11/02/99           0        5,331         5,331
*REPUBLIC NAT BANK NY............................................  6.40     04/15/95           0        4,000         4,000
*RYDER SYSTEM, INC...............................................  7.66     09/15/99         500            0           500
*SALOMON BROTHERS, INC...........................................  5.26     02/10/99       1,000            0         1,000
 STANDARD CR CRD.................................................  7.88     01/07/00           0        4,000         4,000
 STANDARD CREDIT CARD ABS........................................  8.88     09/07/99           0        5,000         5,000
*STHRN CAL EDISON CO.............................................  5.90     01/15/97           0        3,000         3,000
 TENNESSEE VALLEY AUTH...........................................  8.38     10/01/99           0        2,000         2,000
*TEXACO CAPITAL INC..............................................  7.88     05/01/95           0        3,000         3,000
*TEXACO CAPITAL INC..............................................  9.00     11/15/96           0        1,500         1,500
*TEXACO CAPITAL INC..............................................  9.00     12/15/99           0        3,000         3,000
*TEXACO CAPITAL (MTN)............................................  8.53     08/15/97           0        1,350         1,350
 THE MONEY STORE HOME EQUITY TRUST...............................  5.08     11/15/95       1,218            0         1,218
 TOYOTA MOTOR CREDIT AUTO RECEIVABLE.............................  3.90     08/17/98          65            0            65
 UNION FEDERAL MASTER TRUST......................................  4.88     11/15/95         922            0           922
*UNITED COMPANIES FINANCIAL CORP.................................  6.58     04/10/96       1,747            0         1,747
 U.S. TREASURY NOTE..............................................  4.25     05/15/96           0        3,000         3,000
 U.S. TREASURY NOTE..............................................  4.63     02/15/96           0        5,000         5,000
 U.S. TREASURY NOTE..............................................  5.13     03/31/96           0        3,000         3,000
 U.S. TREASURY NOTE..............................................  5.13     02/28/98           0        1,000         1,000
 U.S. TREASURY NOTE..............................................  5.63     08/31/97           0        8,000         8,000
 U.S. TREASURY NOTE..............................................  5.75     10/31/97           0        3,000         3,000
 U.S. TREASURY NOTE..............................................  6.00     11/30/97           0        5,000         5,000
 U.S. TREASURY NOTE..............................................  6.25     01/31/97           0        3,000         3,000
 U.S. TREASURY NOTE..............................................  6.50     11/30/96           0        1,000         1,000
 U.S. TREASURY NOTE..............................................  6.50     05/15/97           0        5,000         5,000
 U.S. TREASURY NOTE..............................................  6.75     02/28/97           0        2,000         2,000
 U.S. TREASURY NOTE..............................................  6.75     05/31/97           0        8,000         8,000
 U.S. TREASURY NOTE..............................................  6.88     10/31/96           0        2,000         2,000
 U.S. TREASURY NOTE..............................................  6.88     02/28/97       1,000            0         1,000
 U.S. TREASURY NOTE..............................................  6.88     02/28/97           0            0         4,000
 U.S. TREASURY NOTE..............................................  6.88     04/30/97           0       10,000        10,000
 U.S. TREASURY NOTE..............................................  7.25     01/30/96           0            0           240
 U.S. TREASURY NOTE..............................................  7.25     08/31/96           0        1,000         1,000
 U.S. TREASURY NOTE..............................................  7.25     11/30/96           0        2,000         2,000
 U.S. TREASURY NOTE..............................................  7.25     02/15/98           0        4,000         4,000
 U.S. TREASURY NOTE..............................................  7.38     05/15/96           0        2,000         2,000
 U.S. TREASURY NOTE..............................................  7.50     01/31/96           0        8,000         8,000
 U.S. TREASURY NOTE..............................................  7.88     01/15/98           0        4,000         4,000
 U.S. TREASURY NOTE..............................................  8.00     08/15/99           0        3,000         3,000
 U.S. TREASURY NOTE..............................................  8.50     11/15/95           0        2,000         2,000

                                                                             VALUE AT MARCH 31, 1995
                                                                   -------------------------------------------
                                                                       PNC          COMPASS
                                                                   SHORT-TERM        SHORT/
                                                                      BOND        INTERMEDIATE     PRO-FORMA
                                                                    PORTFOLIO         FUND          COMBINED
                                                                   -----------    ------------    ------------
 PREM AUTO TR....................................................  $        0     $    772,675    $    772,675
 PREMIER AUTO TRUST..............................................           0        5,155,413       5,155,413
*REPUBLIC NAT BANK NY............................................           0        4,000,000       4,000,000
*RYDER SYSTEM, INC...............................................     500,000                0         500,000
*SALOMON BROTHERS, INC...........................................     951,250                0         951,250
 STANDARD CR CRD.................................................           0        4,080,000       4,080,000
 STANDARD CREDIT CARD ABS........................................           0        5,225,000       5,225,000
*STHRN CAL EDISON CO.............................................           0        2,925,000       2,925,000
 TENNESSEE VALLEY AUTH...........................................           0        2,080,000       2,080,000
*TEXACO CAPITAL INC..............................................           0        3,003,750       3,003,750
*TEXACO CAPITAL INC..............................................           0        1,548,750       1,548,750
*TEXACO CAPITAL INC..............................................           0        3,180,000       3,180,000
*TEXACO CAPITAL (MTN)............................................           0        1,385,438       1,385,438
 THE MONEY STORE HOME EQUITY TRUST...............................   1,166,094                0       1,166,094
 TOYOTA MOTOR CREDIT AUTO RECEIVABLE.............................      63,113                0          63,113
 UNION FEDERAL MASTER TRUST......................................     906,312                0         906,312
*UNITED COMPANIES FINANCIAL CORP.................................   1,730,722                0       1,730,722
 U.S. TREASURY NOTE..............................................           0        2,925,690       2,925,690
 U.S. TREASURY NOTE..............................................           0        4,921,850       4,921,850
 U.S. TREASURY NOTE..............................................           0        2,960,310       2,960,310
 U.S. TREASURY NOTE..............................................           0          952,440         952,440
 U.S. TREASURY NOTE..............................................           0        7,778,080       7,778,080
 U.S. TREASURY NOTE..............................................           0        2,917,500       2,917,500
 U.S. TREASURY NOTE..............................................           0        4,885,900       4,885,900
 U.S. TREASURY NOTE..............................................           0        2,974,230       2,974,230
 U.S. TREASURY NOTE..............................................           0          996,160         996,160
 U.S. TREASURY NOTE..............................................           0        4,964,500       4,964,500
 U.S. TREASURY NOTE..............................................           0        1,998,400       1,998,400
 U.S. TREASURY NOTE..............................................           0        7,984,640       7,984,640
 U.S. TREASURY NOTE..............................................           0        2,003,820       2,003,820
 U.S. TREASURY NOTE..............................................   1,001,750                0       1,001,750
 U.S. TREASURY NOTE..............................................
 U.S. TREASURY NOTE..............................................           0       10,009,600      10,009,600
 U.S. TREASURY NOTE..............................................
 U.S. TREASURY NOTE..............................................           0        1,007,450       1,007,450
 U.S. TREASURY NOTE..............................................           0        2,015,800       2,015,800
 U.S. TREASURY NOTE..............................................           0        4,032,280       4,032,280
 U.S. TREASURY NOTE..............................................           0        2,016,600       2,016,600
 U.S. TREASURY NOTE..............................................           0        8,065,440       8,065,440
 U.S. TREASURY NOTE..............................................           0        4,092,480       4,092,480
 U.S. TREASURY NOTE..............................................           0        3,105,480       3,105,480
 U.S. TREASURY NOTE..............................................           0        2,025,600       2,025,600

                                                                                                     PAR (000)
                                                                                       -------------------------------------
                                                                                          PNC         COMPASS
                                                                                       SHORT-TERM      SHORT/
                                                                                          BOND      INTERMEDIATE   PRO-FORMA
                                                                   RATE     MATURITY   PORTFOLIO        FUND       COMBINED
                                                                   ----     --------   ----------   ------------   ---------
*WAL-MART........................................................  8.00%    05/01/96    $      0       $3,000      $  3,000
 SHEARSON TEMP FUND..............................................                              0        7,168         7,168
 SMITH BARNEY MONEY MARKET FUND..................................                        173,187            0       173,187
        TOTAL INVESTMENTS........................................

                                                                             VALUE AT MARCH 31, 1995
                                                                   -------------------------------------------
                                                                       PNC          COMPASS
                                                                   SHORT-TERM        SHORT/
                                                                      BOND        INTERMEDIATE     PRO-FORMA
                                                                    PORTFOLIO         FUND          COMBINED
                                                                   -----------    ------------    ------------
*WAL-MART........................................................  $         0    $  3,033,750    $  3,033,750
 SHEARSON TEMP FUND..............................................            0       7,168,028       7,168,028
 SMITH BARNEY MONEY MARKET FUND..................................      173,187               0         173,187
                                                                   -----------    ------------    ------------
        TOTAL INVESTMENTS........................................  $15,996,804    $198,430,767    $214,427,571
                                                                   ===========    ============    ============

---------------

* Denotes securities in violation of proposed investment objectives.

            See Accompanying Notes to Pro-Forma Financial Statements

                         PNC SHORT-TERM BOND PORTFOLIO
                        COMPASS SHORT/INTERMEDIATE FUND

             PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                                 PNC         COMPASS
                                                                              SHORT-TERM      SHORT/
                                                                                 BOND      INTERMEDIATE    PRO-FORMA
                                                                              PORTFOLIO        FUND        COMBINED
                                                                              ----------   ------------   -----------
ASSETS
  Investments, @ value (Cost $16,354,281 and $201,180,524 respectively).....  $15,996,804  $198,430,767   $214,427,571
  Cash......................................................................            0             0              0
  Dividends and Interest receivable.........................................       92,087     3,430,781      3,522,868
  Investments sold receivable...............................................            0             0              0
  Capital shares sold receivable............................................       11,095        10,001         21,096
  Receivable from Advisor...................................................        2,426         2,187          4,613
  Prepaid expenses..........................................................       27,684        41,823         69,507
                                                                              -----------  ------------   ------------
        TOTAL ASSETS........................................................   16,130,096   201,915,559    218,045,655
                                                                              -----------  ------------   ------------
LIABILITIES
  Capital shares redeemed payable...........................................       27,662       587,320        614,982
  Investment purchased payable..............................................            0             0              0
  Dividends payable.........................................................       64,035             0         64,035
  Accrued expenses payable..................................................       30,296       239,015        269,311
                                                                              -----------  ------------   ------------
        TOTAL LIABILITIES...................................................      121,993       826,335        948,328
                                                                              -----------  ------------   ------------
        TOTAL NET ASSETS....................................................  $16,008,103  $201,089,224   $217,097,327
                                                                              ===========  ============   ============
TOTAL NET ASSETS BY CLASS OF SHARES
Institutional Class.........................................................  $ 9,972,122           N/A   $  9,972,122
Service Class...............................................................    5,776,529   201,089,224    206,865,753
Series A Investor Class.....................................................      259,452           N/A        259,452
                                                                              -----------  ------------   ------------
                                                                              $16,008,103  $201,089,224   $217,097,327
                                                                              ===========  ============   ============
SHARES OUTSTANDING
Institutional Class
  Pre-combination...........................................................    1,043,327           N/A      1,043,327
  Post-combination..........................................................    1,043,327           N/A      1,043,327
Service Class
  Pre-combination...........................................................      604,373    19,856,597     20,460,970
  Post-combination..........................................................      604,373    21,034,438     21,638,811
Series A Investor Class.....................................................       27,166           N/A         27,166
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
Institutional Class
  Pre-combination...........................................................       $ 9.56           N/A            N/A
  Post-combination..........................................................       $ 9.56           N/A         $ 9.56
Service Class
  Pre-combination...........................................................       $ 9.56        $10.13            N/A
  Post-combination..........................................................       $ 9.56        $ 9.56         $ 9.56
Series A Investor Class (Net Asset Value)...................................       $ 9.56           N/A         $ 9.56
  Maximum offering price per Series A Investor Class........................       $10.01           N/A         $10.01

---------------

Note: Series B and Series C Investor Class shares will be available for shareholders in a future period.

            See Accompanying Notes to Pro-Forma Financial Statements

                         PNC SHORT-TERM BOND PORTFOLIO
                        COMPASS SHORT/INTERMEDIATE FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                 PNC          COMPASS
                                                              SHORT-TERM       SHORT/
                                                                 BOND       INTERMEDIATE     PRO-FORMA        PRO-FORMA
                                                              PORTFOLIO         FUND        ADJUSTMENTS       COMBINED
                                                              ----------    ------------    -----------      -----------
INVESTMENT INCOME
  Interest..................................................   $611,287      $6,824,747                     $ 7,436,034
  Dividends.................................................         --              --                              --
                                                               --------      ----------     ---------       -----------
        TOTAL INVESTMENT INCOME.............................    611,287       6,824,747                       7,436,034
                                                               --------      ----------     ---------       -----------
EXPENSES
  Investment Advisory Fees..................................     52,691         616,897      (101,505)(1)       568,083
  Administration Fees.......................................     21,076         185,068        21,089 (1)       227,233
  Custodian Fees............................................      8,083           2,919                          11,002
  Transfer Agent Fees.......................................      8,097          37,604                          45,701
  Service Fees..............................................      6,298              --       310,642 (1)       316,940
  Distribution Fees.........................................        354              --                             354
  Legal and Audit...........................................      1,460          16,966       (16,966)(2)         1,460
  Printing..................................................      1,143           2,279                           3,422
  Registration Fees.........................................     11,628          (8,844)                          2,784
  Trustees' Fees and Officers' Salaries.....................        294           6,863        (6,863)(2)           294
  Organization and Other....................................      3,784          10,099                          13,883
                                                               --------      ----------     ---------       -----------
                                                                114,908         869,851       206,397         1,191,156
  Less: Fees waived & Expenses Reimbursed...................    (66,103)             --      (183,435)(3)      (249,538)
                                                               --------      ----------     ---------       -----------
        TOTAL EXPENSES......................................     48,805         869,851        22,962           941,618
                                                               --------      ----------     ---------       -----------
NET INVESTMENT INCOME.......................................    562,482       5,954,896       (22,962)        6,494,416
                                                               --------      ----------     ---------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions.......   (273,282)     (1,156,902)                     (1,430,184)
  Change in unrealized appreciation (depreciation)..........    203,056       1,543,020                       1,746,076
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS..............................................    (70,226)        386,118                         315,892
                                                               --------      ----------     ---------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $492,256      $6,341,014     $ (22,962)      $ 6,810,308
                                                               ========      ==========     =========       ===========

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.
(2) Adjustments reflect expected savings when the two funds combine.
(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                         PNC SHORT-TERM BOND PORTFOLIO
                        COMPASS SHORT/INTERMEDIATE FUND

                   PRO-FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)

                                                                 PNC          COMPASS
                                                             SHORT-TERM        SHORT/
                                                                BOND        INTERMEDIATE     PRO-FORMA        PRO-FORMA
                                                              PORTFOLIO         FUND        ADJUSTMENTS        COMBINED
                                                             -----------    ------------    -----------      ------------
INVESTMENT INCOME
  Interest.................................................  $ 1,634,723     $ 14,600,807                     $ 16,235,530
  Dividends................................................           --               --                               --
                                                             -----------     ------------     ---------       ------------
        TOTAL INVESTMENT INCOME............................    1,634,723       14,600,807                       16,235,530
                                                             -----------     ------------     ---------       ------------
EXPENSES
  Investment Advisory Fees.................................      174,589        1,516,089      (235,974)(1)      1,436,704
  Administration Fees......................................       69,836          454,826        50,020 (1)        574,682
  Custodian Fees...........................................       17,095           19,366                           36,461
  Transfer Agent Fees......................................       27,286           23,420                           50,706
  Service Fees.............................................       13,458               --       760,151 (1)        773,609
  Distribution Fees........................................          316               --                              316
  Legal and Audit..........................................        4,893           37,809       (37,809)(2)          4,893
  Printing.................................................        5,759           37,597                           43,356
  Registration Fees........................................       25,996           23,210                           49,206
  Trustees' Fees and Officers' Salaries....................          715            3,124        (3,124)(2)            715
  Organization and Other...................................        6,277           23,768                           30,045
                                                             -----------     ------------     ---------       ------------
                                                                 346,220        2,139,209       515,264          3,000,693
  Less: Fees waived & Expenses Reimbursed..................     (192,774)              --      (454,125)(3)       (646,899)
                                                             -----------     ------------     ---------       ------------
        TOTAL EXPENSES.....................................      153,446        2,139,209        61,139          2,353,794
                                                             -----------     ------------     ---------       ------------
NET INVESTMENT INCOME......................................    1,481,277       12,461,598       (61,139)        13,881,736
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  TRANSACTIONS
  Net realized gain (loss) on investment transactions......   (1,064,511)      (1,501,590)                      (2,566,101)
  Change in unrealized appreciation (depreciation).........     (557,603)     (12,825,234)                     (12,825,234)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS.............................................   (1,622,114)     (13,769,221)                     (15,391,335)
                                                             -----------     ------------     ---------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................  $  (140,837)    $ (1,307,623)    $ (61,139)      $ (1,509,599)
                                                             ===========     ============     =========       ============

---------------

(1) Based on fee structure of new registrant and the total assets of the combined funds.
(2) Adjustments reflect expected savings when the two funds combine.
(3) Reflects the anticipated change in the waiver of the investment advisory and administration fees based on expense ratios of new registrant and combined assets of the combined funds.

           See Accompanying Notes to Pro-Forma Financial Statements.

                                THE PNC(R) FUND
                      STATEMENT OF ADDITIONAL INFORMATION
              DATED JULY 24, 1995 (AS REVISED ON NOVEMBER 6, 1995)

                                THE PNC(R) FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                       (INSTITUTIONAL AND SERVICE SHARES)

     This Statement of Additional Information provides supplementary information pertaining to Institutional and Service Shares ("Shares") representing interests in the Money Market, Municipal Money Market, Government Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Value Equity, Growth Equity, International Equity, Balanced, Small Cap Growth Equity, Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond and International Fixed Income Portfolios of The PNC Fund (the "Fund"). The Money Market, Municipal Money Market, Government Money Market, Pennsylvania Municipal Money Market and New Jersey Municipal Money Market Portfolios are hereinafter collectively called "Money Market Portfolios," and the other Portfolios are hereinafter collectively called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund relating to the Non-Money Market Portfolios dated January 30, 1995, and the Prospectuses relating to the Money Market Portfolios dated July 24, 1995, as amended from time to time (the "Prospectuses"). Prospectuses may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated July 24, 1995 (as revised on November 6, 1995). Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectuses.

                                    CONTENTS

                                                                                        PAGE
                                                                                        ----
INVESTMENT POLICIES....................................................................   2
TRUSTEES AND OFFICERS..................................................................  14
INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS...........  18
PORTFOLIO TRANSACTIONS.................................................................  22
REDEMPTION AND PURCHASE INFORMATION....................................................  24
VALUATION OF PORTFOLIO SECURITIES......................................................  25
PERFORMANCE INFORMATION................................................................  26
TAXES..................................................................................  30
ADDITIONAL INFORMATION CONCERNING SHARES...............................................  35
MISCELLANEOUS..........................................................................  35
FINANCIAL STATEMENTS...................................................................  37
APPENDIX A............................................................................. A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              INVESTMENT POLICIES

     The following supplements information contained in the Prospectus concerning the Portfolios' investment policies. A description of applicable credit ratings is set forth in Appendix A hereto. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

     REVERSE REPURCHASE AGREEMENTS. Each Portfolio other than the Municipal Money Market, Pennsylvania Municipal Money Market and New Jersey Municipal Money Market Portfolios (the "Municipal Portfolios") may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account cash, U.S. Government securities or other liquid, high-grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Portfolios, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

     MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Each Non-Money Market Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

     MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Short-Term Bond and International Fixed Income Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Portfolios do not intend to purchase residual interests.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

     ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

     In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     LEASE OBLIGATIONS. The Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond and International Fixed Income Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

     The Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option. In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to

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the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

     The Municipal Money Market, Pennsylvania Municipal Money Market and New Jersey Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

     COMMERCIAL PAPER. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These ratings symbols are described in Appendix A. Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

     REPURCHASE AGREEMENTS. Each Portfolio other than the Municipal Portfolios may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with whom a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities

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

subject to the agreement at not less than the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities to ensure that the value is not less than the repurchase price. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

     INVESTMENT GRADE DEBT OBLIGATIONS. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio commitments. It may be expected that the market value of the Portfolios' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets absent unusual market conditions.

     A Portfolio will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

     When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. As stated in their Prospectus, the Value Equity, Growth Equity, Small Cap Growth Equity, International Equity and Balanced Portfolios may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolios could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

     FOREIGN CURRENCY TRANSACTIONS. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     Second, when the Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. No Portfolio intends to enter into forward contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, it will have more than 15% of the value of its total assets committed to such contracts. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A separate account of a Portfolio consisting of cash or liquid securities equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

     OPTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

     When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing

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

purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     FUTURES CONTRACTS AND RELATED OPTIONS. Each Non-Money Market Portfolio may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

     Successful use of futures by a Portfolio is also subject to the adviser's ability to correctly predict movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Portfolio involves the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     STAND-BY COMMITMENTS. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the adviser's or sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

     TAX-EXEMPT DERIVATIVES. The Municipal Portfolios and the Tax-Free Income and Pennsylvania Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying municipal obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of

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

such derivative securities. Neither the Fund nor its investment adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

     SECURITIES LENDING. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans would be invested in short-term U.S. Government obligations.

     YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. The adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

     SECURITIES OF SMALL CAP ISSUERS. Securities of small cap issues purchased by the Small Cap Growth Equity Portfolio may be exchange-listed or purchased "over-the-counter."

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL OBLIGATIONS. The concentration of investments in Pennsylvania Municipal Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

     Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

     The population of Pennsylvania experienced a slight increase in the period 1980 through 1990 and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1980 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 50% of the Commonwealth's total population.

     The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

     The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993.

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     Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth, although some of the agencies are indirectly dependent on Commonwealth appropriations.

     Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in Federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. The district court has denied class certification to the ACLU, and the parties have stipulated to a judgment against the plaintiffs to allow plaintiffs to appeal the denial of class certification (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) several banks have filed suit against the Commonwealth contesting the constitutionality of a law enacted in 1989 imposing a bank shares tax; in July 1994, the Commonwealth Court en banc upheld the constitutionality of the 1989 bank shares tax law, but struck down a companion law to provide credits against the bank shares tax for new banks; cross-appeals from that decision to the Pennsylvania Supreme Court have been filed; (d) litigation has been filed in both state and Federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the Federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage (no available estimate of potential liability); (e) the ACLU has brought a class action on behalf of inmates challenging the conditions of confinement in thirteen of the Commonwealth correctional institutions; a proposed settlement agreement has been submitted to the court and members of the class for their review (no available estimate of potential cost of complying with the injunction sought, but capital and personnel costs might cost millions of dollars); (f) a consortium of public interest law firms has filed a class action suit alleging that the Commonwealth has not complied with a Federal mandate to provide screening, diagnostic and treatment services for all Medicaid-eligible children under 21; the district court denied class certification and the parties have submitted a tentative settlement agreement to the court for approval; and (g) litigation has been filed in federal court by the Pennsylvania Medical Society seeking payment of the full co-pay and deductible in excess of the maximum fees set under the Commonwealth's medical assistance program for outpatient services provided to medical assistance patients who also were eligible for Medicare; the Commonwealth received a favorable decision in the federal district court, but the Pennsylvania Medical Society won a reversal in the federal circuit court (potential liability estimated at $50 million per year).

     Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and qualifying self-liquidating debt. Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the creditworthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the creditworthiness of the Commonwealth of Pennsylvania as a whole.

     The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and the Authority originally approved a five-year financial plan prepared by the City on April 6, 1992. The Authority approved the latest update of the five year financial plan on May 2, 1994. The City has reported a surplus of approximately $15 million for the fiscal year ending June 30, 1994. In June 1992, the Authority issued $474,555,000 in bonds to liquidate the City's deficit balance in its general fund. The Authority issued $643,430,000 of bonds in July 1993 and $178,675,000 of bonds in August 1993 to refund certain general obligation bonds of the City and to fund additional capital projects.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY MUNICIPAL OBLIGATIONS. The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Municipal Money Market Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

     General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

     Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

     An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

     Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

     The State has, in the past, experienced a period of substantial economic growth with unemployment levels below the national average. Recently, however, the state has experienced an economic slowdown, and its unemployment rate has risen to the extent the State has lost its relative advantage over the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

     The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1992 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of $773 million in public employer contributions to the State and annual savings to the State of approximately $226 million for fiscal 1993 and thereafter; (ii) in June 1990, the State Supreme Court held the State's public school funding mechanism unconstitutional; legislation which was enacted to establish a new funding system has also been challenged; (iii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iv) a lawsuit filed in the United States District Court in 1990 alleges that the State Department of Human Services has established unreasonably low Medicaid payment rates for long-term care facilities; (v) a number of taxpayers are seeking refunds of taxes paid to the Spill Compensation Fund, on the grounds, inter alia, that the State law is preempted by the Federal Superfund legislation; (vi) the 1990 Fair Automobile Insurance Reform Act has been challenged in several State court suits, including provisions in the Act dealing with the premium tax surtax which was intended to raise $300 million in 1993; (vii) a suit was filed in 1991 seeking to impose directly on the State the responsibility for funding the State's judicial system, which has been primarily funded by the counties; (viii) several union welfare benefit plans are challenging the State's hospital rate-setting system in a suit filed in United States District Court; the Court held in 1992 that certain provisions of the State system are preempted by Federal law; and (ix) the method by which various State agencies reduced their personnel has been challenged and the case is pending before the State Supreme Court.

     Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated within the two highest rating categories of an NRSRO, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

ADDITIONAL INVESTMENT LIMITATIONS.

     In addition to the investment limitations disclosed in the Prospectuses, each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous").

     No Portfolio may:

     1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

     4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

     5. Purchase securities of companies for the purpose of exercising control.

     6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance or purchases and sales of portfolio securities.

     7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

     Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months. Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

                             TRUSTEES AND OFFICERS

     The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                                 PRINCIPAL OCCUPATION
       NAME AND ADDRESS           POSITION WITH FUND            DURING PAST FIVE YEARS
------------------------------  ----------------------  --------------------------------------
Philip E. Coldwell............  Trustee                 Economic Consultant; Chairman,
Coldwell Financial Consultants                          Coldwell Financial Consultants;
3330 Southwestern Blvd.                                 Director, Maxus Energy Corporation
Dallas, TX 75225                                        (energy products) from 1989 to 1993;
Age: 72                                                 Director or Trustee of Temporary
                                                        Investment Fund, Inc., Trust for
                                                        Federal Securities, and Municipal Fund
                                                        for Temporary Investment.

                                                                 PRINCIPAL OCCUPATION
       NAME AND ADDRESS           POSITION WITH FUND            DURING PAST FIVE YEARS
------------------------------  ----------------------  --------------------------------------
Robert R. Fortune.............  Trustee                 Financial consultant; Chairman,
2920 Ritter Lane                                        President and Chief Executive Officer,
Allentown, PA 18104                                     Associated Electric & Gas Insurance
Age: 78                                                 Services Limited from 1984 to 1993;
                                                        Member of the Financial Executives
                                                        Institute and American Institute of
                                                        Certified Public Accountants;
                                                        Director, Trustee or Managing General
                                                        Partner of a number of investment
                                                        companies advised by PIMC; Director,
                                                        Prudential Utility Fund, Inc.,
                                                        Prudential Structured Maturity Fund,
                                                        Inc. and Prudential IncomeVertible
                                                        Fund, Inc.
Rodney D. Johnson.............  Trustee                 President, Fairmount Capital Advisors,
Fairmont Capital                                        Inc. (financial advisers) since 1987;
Advisors, Inc.                                          Treasurer, North Philadelphia Health
1435 Walnut Street                                      System (formerly Girard Medical
Philadelphia, PA 19102                                  Center) from 1988 to 1992; Member,
Age: 53                                                 Board of Education, School District of
                                                        Philadelphia, 1983 to 1988; Treasurer,
                                                        Cascade Aphasia Center, 1984 to 1988;
                                                        Director or Trustee of Temporary
                                                        Investment Fund, Inc., Trust for
                                                        Federal Securities, Municipal Fund for
                                                        Temporary Investment, Municipal Fund
                                                        for California Investors, Inc. and
                                                        Municipal Fund for New York Investors,
                                                        Inc.
G. Willing Pepper(1)..........  Chairman of the Board   Retired; Chairman of the Board,
128 Springton Lake Road         and President           Specialty Composites Corporation until
Media, PA 19063                                         May 1984; Chairman of the Board, The
Age: 86                                                 Institute for Cancer Research until
                                                        1979; Director, Philadelphia National
                                                        Bank until 1978; President, Scott
                                                        Paper Company from 1971 to 1973;
                                                        Director, Marmon Group, Inc. until
                                                        April 1986; Director, Trustee or
                                                        Managing General Partner of a number
                                                        of investment companies advised by
                                                        PIMC.

                                                                 PRINCIPAL OCCUPATION
       NAME AND ADDRESS           POSITION WITH FUND            DURING PAST FIVE YEARS
------------------------------  ----------------------  --------------------------------------
Anthony M. Santomero..........  Trustee                 Deputy Dean from 1990 to 1994, Richard
310 Keithwood Road                                      K. Mellon Professor of Finance since
Wynnewood, PA 19096                                     April 1984, and Dean's Advisory
Age: 48                                                 Council Member since July 1984, The
                                                        Wharton School, University of
                                                        Pennsylvania; Associate Editor,
                                                        Journal of Banking and Finance since
                                                        June 1978; Associate Editor, Journal
                                                        of Economics and Business since
                                                        October 1979; Associate Editor,
                                                        Journal of Money, Credit and Banking
                                                        since January 1980; Research
                                                        Associate, New York University Center
                                                        for Japan-U.S. Business and Economic
                                                        Studies since July 1989; Editorial
                                                        Advisory Board, Open Economics Review
                                                        since November 1990; Director, The
                                                        Zweig Fund and The Zweig Total Return
                                                        Fund; Director or Trustee of Temporary
                                                        Investment Fund, Inc., Trust for
                                                        Federal Securities, Municipal Fund for
                                                        Temporary Investment, and Municipal
                                                        Fund for California Investors, Inc.
David R. Wilmerding, Jr.......  Vice-Chairman of the    President, Gates, Wilmerding, Carper &
One Aldwyn Center               Board                   Rawlings, Inc. (investment advisers)
Villanova, PA 19085                                     since February 1989; Director, Beaver
Age: 60                                                 Management Corporation; Until
                                                        September 1988, President, Treasurer
                                                        and Trustee, The Mutual Assurance
                                                        Company; Until September 1988,
                                                        Chairman, President Treasurer and
                                                        Director, The Green Tree Insurance
                                                        Company (a wholly-owned subsidiary of
                                                        The Mutual Assurance Company); Until
                                                        September 1988, Director, Keystone
                                                        State Life Insurance Company;
                                                        Director, Trustee or Managing General
                                                        Partner of a number of investment
                                                        companies advised by PIMC.
Edward J. Roach...............  Treasurer and Vice-     Certified Public Accountant; Partner
400 Bellevue Parkway            President               of the accounting firm of Main Hurdman
Suite 100                                               until 1981; Vice Chairman of the
Wilmington, DE 19809                                    Board, Fox Chase Cancer Center;
Age: 70                                                 Trustee Emeritus, Pennsylvania School
                                                        for the Deaf; Trustee Emeritus,
                                                        Immaculata College; President, Vice
                                                        President and/or Treasurer of a number
                                                        of investment companies advised by
                                                        PIMC.

                                                                 PRINCIPAL OCCUPATION
       NAME AND ADDRESS           POSITION WITH FUND            DURING PAST FIVE YEARS
------------------------------  ----------------------  --------------------------------------
Morgan R. Jones...............  Secretary               Partner in the law firm of Drinker
Philadelphia National Bank                              Biddle & Reath, Philadelphia,
Building                                                Pennsylvania.
1345 Chestnut Street
Philadelphia, PA 19107-3496
Age: 55

---------------

(1) This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

     The Fund pays trustees who are not affiliated with PNC Institutional Management Corporation ("PIMC") or Provident Distributors, Inc. ("PDI" or "Distributor") $5,500 annually and $500 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting (subject to a cap of $6,000 per year for such meeting fees), and pays the Chairman an additional $5,000 annually. Trustees who are not affiliated with PIMC or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PIMC, Provident Capital Management, Inc. ("PCM"), PNC Bank, National Association ("PNC Bank"), BlackRock Financial Management, Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. (formerly, MFD Group, Inc.) ("PDI" and, collectively with PFPC, the "Administrators") or the Distributor currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

     The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1994:

                                                                                           TOTAL COMPENSATION
                                  AGGREGATE          PENSION OR            ESTIMATED        FROM REGISTRANT
                                 COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS         AND FUND
        NAME OF PERSON,              FROM        ACCRUED AS PART OF          UPON              COMPLEX(1)
            POSITION              REGISTRANT        FUND EXPENSES         RETIREMENT        PAID TO TRUSTEES
-------------------------------- ------------    -------------------    ---------------    ------------------
Philip E. Coldwell,.............   $  7,625              n/a                  n/a            (3)(2)$44,025.00
Trustee
Robert R. Fortune,..............   $  7,625              n/a                  n/a            (4)(2)$56,725.00
Trustee
Rodney D. Johnson,..............   $  7,625              n/a                  n/a            (5)(2)$54,775.00
Trustee
G. Willing Pepper,..............   $ 11,625              n/a                  n/a            (6)(2)$98,275.00
Chairman of the Board
and President
Anthony M. Santomero,...........   $  7,625              n/a                  n/a            (4)(2)$44,025.00
Trustee
Henry M. Watts, Jr.,(3).........   $  2,625              n/a                  n/a            (7)(2)$61,875.00
Trustee
David R. Wilmerding, Jr.,.......   $  7,625              n/a                  n/a            (5)(2)$61,025.04
Trustee

---------------

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

(2) Total number of such other investment companies trustee serves on within the Fund Complex.

(3) Mr. Watts resigned as trustee of the Fund on May 4, 1994.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

     ADVISORY AND SUB-ADVISORY AGREEMENTS. The advisory and sub-advisory services provided by PIMC, BlackRock, PCM, PEAC and PNC Bank and the fees received by each of them for such services are described in the Prospectuses. As stated in the Prospectuses, PIMC may from time to time voluntarily waive its advisory fees with respect to a Portfolio and may voluntarily reimburse Portfolios for expenses. In addition, if the total expenses borne by any Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PIMC and the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, to the knowledge of the Fund, there were no state expense limitations more restrictive than the following: 2
 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1 1/2% of average annual net assets in excess of $100 million.

     PIMC renders advisory services to each of the Portfolios pursuant to an Investment Advisory Agreement. PCM renders sub-advisory services to the Value Equity and International Equity Portfolios pursuant to Sub-Advisory Agreements. PNC Bank renders sub-advisory services to the Money Market, Government Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Balanced and Tax-Free Income Portfolios pursuant to Sub-Advisory Agreements. BlackRock renders sub-advisory services to the Pennsylvania Tax-Free Income and Short-Term Bond Portfolios pursuant to Sub-Advisory Agreements. PEAC renders sub-advisory services to the Growth Equity and Small Cap Growth Equity Portfolios pursuant to Sub-Advisory Agreements. These Advisory and Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts." From September 11, 1993 to March 29, 1995, PNC Bank served as sub-adviser to the Growth Equity Portfolio. From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Pennsylvania Tax-Free Income Portfolio. From September 1, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Short-Term Bond Portfolio. From September 14, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Small Cap Growth Equity Portfolio.

     Under the Advisory Contracts, PIMC, PCM, PEAC, PNC Bank and BlackRock are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PIMC, PCM, PEAC, PNC Bank or BlackRock in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts is terminable as to a Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to PIMC, PCM, PEAC, PNC Bank or BlackRock, as the case may be. PIMC, PCM, PEAC, PNC Bank or BlackRock may also terminate their advisory relationship with respect to a Portfolio, on 60 days' written notice to the Fund. Each of the Advisory Contracts terminates automatically in the event of its assignment.

     For the year ended September 30, 1994, the Fund paid advisory fees to PIMC, after waivers, of $951,230, $171,405, $281,771, $42,612, $0, $49,646, $36,893,
$2,306,672, $467,637, $55,825, $1,408,053 and $470,579 with respect to the Money
Market, Municipal Money Market, Government Money Market, Pennsylvania Municipal Money Market, Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, International Equity and Balanced Portfolios. For that year, PIMC waived advisory fees of $3,359,847, $986,201, $336,382, $47,655, $227,003, $137,696, $865,002, $175,364, $160,320,
$477,733 and $202,166 for such respective Portfolios, and reimbursed the Pennsylvania Municipal Money Market, Tax-Free Income and Pennsylvania Tax-Free Income Portfolios for certain operational expenses totalling $19,022, $35,898 and $9,645, respectively.

     For the year ended September 30, 1993, the Fund paid advisory fees to PIMC, after waivers, of $2,899,093, $509,475, $601,820, $0, $1,996,726, $400,652,
$598,040 and $124,556 for the Money Market, Municipal Money Market, Government Money Market, Tax-Free Income, Value Equity, Growth Equity, International Equity and Balanced Portfolios, respectively. For that year, PIMC waived advisory fees of $815,911, $131,249, $195,459, $43,457, $108,242, $31,912, $47,134 and $45,203
for such respective Portfolios, and reimbursed the Tax-Free Income Portfolio for certain operational expenses totalling $7,314. For the period from commencement of operations (December 1, 1992 for the Pennsylvania Tax-Free Income Portfolio; June 1, 1993 for the Pennsylvania Municipal Money Market Portfolio; September 1, 1993 for the Short-Term Bond Portfolio; and September 14, 1993 for the Small Cap Growth Equity Portfolio) to September 30, 1993, the Fund paid advisory fees to PIMC, after waivers, of $0, $0, $0, and $0 for the Pennsylvania Municipal Money Market, Pennsylvania Tax-Free Income, Short-Term Bond and Small Cap Growth Equity Portfolios, respectively. For the same periods, PIMC waived advisory fees of $18,117, $87,528, $2,078, and $2,773 for such respective Portfolios, and reimbursed the Pennsylvania Municipal Money Market, Pennsylvania Tax-Free Income and Short-Term Bond Portfolios for certain operational expenses totalling $11,411, $19,064 and $1,349, respectively.

     For the year ended September 30, 1992, the Fund paid advisory fees to PIMC, after waivers, of $2,526,929, $495,175, $706,211, $303,330, $8,166, and $0 for
the Money Market, Municipal Money Market, Government Money Market, Growth Equity, Balanced and Tax-Free Income Portfolios, respectively. For that year, PIMC waived advisory fees of $315,866, $61,909, $88,276, $6,541, $26,089 and
$22,281 for the Money Market, Municipal Money Market, Government Money Market, Growth Equity, Balanced and Tax-Free Income Portfolios, respectively, and reimbursed the Tax-Free Income Portfolio for certain operational expenses totalling $19,415. For the period from commencement of operations (April 20, 1992 for the Value Equity Portfolio and April 27, 1992 for the International Equity Portfolio) to September 30, 1992, the Fund paid advisory fees to PIMC, after waivers, of $786,513 and $187,950 for the Value Equity and International Equity Portfolios, respectively. For the same periods, PIMC waived advisory fees of $3,247 for the International Equity Portfolio.

     For the year ended September 30, 1994, PIMC paid sub-advisory fees to the specified Portfolios' sub-adviser, after waivers, of $0, $0, $0, $0, $0, $33,198, $36,893, $2,018,338, $409,182, $55,825, $1,257,191, and $409,420 with respect to the Money Market, Municipal Money Market, Government Money Market, Pennsylvania Municipal Money Market, Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, International Equity and Balanced Portfolios.

For that year, such sub-advisers waived sub-advisory fees of $479,008, $85,703, $140,886, $42,110, $33,359, $160,456, $85,319, $288,334, $58,455, $101,371,
$251,438, and $79,849 for such respective Portfolios.

     For the year ended September 30, 1993, PIMC paid sub-advisory fees to the specified Portfolios' sub-adviser, after waivers, of $0, $0, $0, $0, $1,452,164, $291,383, $478,432 and $90,586 for the Money Market, Municipal Money Market, Government Money Market, Tax-Free Income, Value Equity, Growth Equity, International Equity and Balanced Portfolios, respectively. For that year, such sub-advisers waived sub-advisory fees of $412,778, $71,192, $88,587, $30,420,
$78,721, $25,967, $37,707 and $32,875 for such respective Portfolios. For the period from commencement of operations to September 30, 1993, the Fund paid sub-advisory fees to the specified Portfolios' and sub-adviser, after waivers, of $0, $0, $0, and $0 for the Pennsylvania Municipal Money Market, Pennsylvania Tax-Free Income, Short-Term Bond, and Small Cap Growth Equity Portfolios, respectively. For the same periods, such sub-advisers waived sub-advisory fees of $2,013, $61,270, $1,456, and $2,017 for such respective Portfolios. For the period from October 1, 1992 to September 10, 1993, PIMC paid sub-advisory fees of $274,275 to PNC Bank Ohio for the Growth Equity Portfolio.

     For the year ended September 30, 1992, PIMC paid sub-advisory fees to the specified Portfolios' sub-adviser, after waivers, of $0, $0, $220,604, $5,939, and $0 for the Money Market, Government Money Market, Growth Equity, Balanced, and Tax-Free Income Portfolios, respectively. For that year, such sub-advisers waived sub-advisory fees of $315,866, $88,276, $4,757, $18,974 and $15,597 for the Money Market, Government Money Market, Growth Equity, Balanced and Tax-Free Income Portfolios, respectively. For the period from commencement of operations to September 30, 1992, PIMC paid sub-advisory fees to the specified Portfolios' sub-adviser, after waivers, of $572,004 and $150,360 for the Value Equity and International Equity Portfolios, respectively. For the same periods, the specified Portfolio's sub-adviser waived sub-advisory fees of $2,598 for the International Equity Portfolio. For the period from October 1, 1991 to May 8, 1992 for the Tax-Free Money Market Portfolio PIMC paid sub-advisory fees to the particular Portfolio's sub-adviser, after waivers, of $192,992 and such sub-adviser waived sub-advisory fees of $0. Such sub-advisory fees have no effect on the advisory fees payable by each Portfolio to PIMC.

     ADMINISTRATION AGREEMENTS. The Administrators serve as the Fund's co-administrators pursuant to an Administration Agreement (the "Administration Agreement"). The Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund.

     The Administration Agreement provides that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

     For the year ended September 30, 1994, the Fund paid the Administrators combined administration fees, after waivers, of $803,349, $42,931, $132,901, $11,758, $0, $19,858, $14,758, $1,075,209, $128,262, $20,166, $502,876 and
$125,112 with respect to the Money Market, Municipal Money Market, Government Money Market, Pennsylvania Municipal Money Market, Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, International Equity and Balanced Portfolios. For that year, the Administrators waived combined administration fees of $541,066, $214,178, $289,756, $114,573, $19,062, $90,020, $55,078, $61,908, $105,557, $58,432, and
$119,522 with respect to the Money Market, Municipal Money Market, Government Money Market, Pennsylvania Municipal Money Market, Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, and Balanced Portfolios, respectively, and reimbursed the Pennsylvania Municipal Money Market, Tax-Free Income, and Pennsylvania Tax-Free Income Portfolios for certain operational expenses totalling $6,340, $14,359, and $3,858, respectively.

     For the period from February 1, 1993 to September 30, 1993, the Fund paid the Administrators combined administration fees, after waivers, of $674,120, $117,768, $157,519, $0, $0, $528,584, $101,208, $123,924 and $44,667 for the
Money Market, Municipal Money Market, Government Money Market, Tax-Free Income,

Pennsylvania Tax-Free Income, Value Equity, Growth Equity, International Equity and Balanced Portfolios, respectively. For that period, the Administrators waived combined administration fees of $101,509, $21,036, $30,288, $11,914, $85,754, $9,382, $12,879, $6,477 and $8,046 for such respective Portfolios, and reimbursed the Pennsylvania Tax-Free Income Portfolio for certain operational expenses totalling $5,766. For the period from commencement of operations to September 30, 1993, the Fund paid the Administrators combined administration fees, after waivers, of $0, $0, and $173 for the Pennsylvania Municipal Money Market, Short-Term Bond, and Small Cap Growth Equity Portfolios, respectively. For the same period, the Administrators waived combined administration fees of $6,039, $831, and $835 for such respective Portfolios.

     For the period from October 1, 1992 to January 31, 1993, the Fund paid PFPC and the former co-administrator combined administration fees, before waivers, of $397,594, $74,771, $77,953, $0, $227,477, $43,210, $41,645 and $4,938 for the
Money Market, Municipal Money Market, Government Money Market, Tax-Free Income, Value Equity, Growth Equity, International Equity and Balanced Portfolios, respectively. For that period, PFPC and the former co-administrator waived combined administration fees of $0, $0, $0, $5,469, $0, $0, $0 and $4,080 for such respective Portfolios, and reimbursed the Tax-Free Income Portfolio for certain operational expenses totalling $0. For the period from commencement of operations to January 31, 1993, the Fund paid PFPC and the former co-administrator combined administration fees, before waivers, of $0 for the Pennsylvania Tax-Free Income Portfolio. For the same period, PFPC and the former co-administrator waived combined administration fees of $1,774 for such Portfolio, and reimbursed such Portfolio for certain operational expenses totalling $1,859.

     For the year ended September 30, 1992, the Fund paid PFPC and the former co-administrator combined administration fees, after waivers, of $923,307, $185,695, $264,829, $112,680, $3,511, $326,035 and $0 for the Money Market,
Municipal Money Market, Government Money Market, Growth Equity, Balanced, Managed Income and Tax-Free Income Portfolios, respectively. For that year, PFPC and the former co-administrator waived combined administration fees of $8,946 and $8,912 for the Balanced and Tax-Free Income Portfolios, respectively. For the services provided and expenses assumed by PFPC and the former co-administrator, the Fund paid them combined administration fees of $286,005 and $50,986 for the Value Equity and International Equity Portfolios, respectively, for the periods from the dates the respective Portfolios commenced operations to September 30, 1992. See "Investment Advisory, Administration, Distribution and Servicing Agreements -- Advisory and Sub-Advisory Agreements" regarding the Administrators' agreement to reimburse the Fund in the event the expenses of a Portfolio exceed applicable state expense limitations.

     CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company and Barclays Bank PLC serve as the Fund's sub-custodians.

     For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each investment portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, and Institutional classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders,

(iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of
 .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for each Portfolio, plus disbursements.

     DISTRIBUTION AGREEMENT. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

     SERVICE PLAN. As stated in the Prospectus for the Fund's Service Shares, the Fund intends to enter into service agreements with institutions pursuant to which institutions will render certain support services to their customers who are the beneficial owners of Service Shares ("Customers"). Such services will be provided to Customers who are the beneficial owners of Service Shares and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their Customers, institutions may provide one or more of the following services to such Customers: processing purchase and redemption requests from Customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of Customers; providing sub-accounting with respect to Service Shares beneficially owned by Customers or the information necessary for sub-accounting; and other similar services. In consideration for payment of a service fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their Customers, institutions may provide one or more of these additional services to such
Customers: responding to Customer inquiries relating to the services performed by the institution and to Customer inquiries concerning their investments in Service Shares; providing information periodically to Customers showing their positions in Service Shares; and other similar shareholder liaison services. Customers who are beneficial owners of Service Shares should read the Prospectus in light of the terms and fees governing their accounts with institutions. These servicing fees are not paid to institutions with respect to other classes of shares of the Portfolios ("Series A Investor Shares," "Series B Investor Shares" and "Institutional Shares").

     For the fiscal year ended September 30, 1994, the Service Shares of the Money Market, Municipal Money Market, Government Money Market, Pennsylvania Municipal Money Market, Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, International Equity and Balanced Portfolios bore expenses relating to the Fund's Service Plan and other service fees aggregating $1,382,350, $368,547, $677,020, $56,294, $3,523, $24,652, $13,458, $177,459, $58,828, $28,347,
$110,459 and $123,661, respectively.

                             PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

     No Portfolio has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

     For the year or period ended September 30, 1994, the Value Equity, Growth Equity, Small Cap Growth Equity, International Equity, and Balanced Portfolios paid brokerage commissions of $431,232, $530,428, $62,339, $1,031,631, and
$164,460, respectively.

     For the year or period ended September 30, 1993, the Value Equity, Growth Equity, Small Cap Growth Equity, International Equity and Balanced Portfolios paid brokerage commissions of $136,565, $366,421, $1,186, $308,297 and $68,556,
respectively, of which $4,390 and $264 for the Growth Equity and Small Cap Growth Equity Portfolios, respectively, was paid to Shearson Lehman Hutton Inc. ("Shearson"), an affiliate of the Fund's former distributor. Approximately 1% and 22% of the aggregate brokerage commissions of the Growth Equity and Small Cap Growth Equity Portfolios, respectively, were paid to Shearson, representing approximately 1% and 22% of the aggregate dollar amounts of transactions by those respective Portfolios involving the payment of commissions.

     For the year ended September 30, 1992, the Growth Equity and Balanced Portfolios paid brokerage commissions of $300,421 and $11,821, respectively, of which $19,840 for the Growth Equity Portfolio was paid to Shearson Lehman Hutton Inc. ("Shearson"), an affiliate of the Fund's former distributor. Approximately 7% of the Growth Equity Portfolio's aggregate brokerage commissions for the year ended September 30, 1992 were paid to Shearson, representing approximately 7% of the aggregate dollar amount of transactions by that Portfolio involving the payment of commissions. For the period from commencement of operations to September 30, 1992, the Value Equity and International Equity Portfolios paid brokerage commissions of $68,214 and $84,226, respectively.

     Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. It is the policy of the Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions involving money market instruments. In seeking to implement this policy of the Portfolios, the adviser and sub-advisers will effect transactions involving money market instruments with those dealers they believe provide the most favorable prices and are capable of providing efficient executions.

     The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PIMC, BlackRock, PNC Bank, PCM, PEAC, the Administrators, Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PIMC, BlackRock, PNC Bank, PCM, PEAC, the Administrators, Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

     The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1994, the following Portfolios held the following securities: (a) Money Market
Portfolio: variable rate obligations of Goldman Sachs Group L.P., Lehman Brothers Holdings, Inc. and Morgan Stanley Group in the principal amounts of $47,000,000, $50,000,000 and $29,998,328, respectively; medium-term note of
Morgan Stanley Group in the principal amount of $15,000,000; and repurchase agreements with Kidder, Peabody & Co., Morgan Stanley & Co. and PaineWebber Group in the principal amounts of $100,000,000, $65,000,000 and $10,000,000, respectively; (b) Government Money Market Portfolio: repurchase agreements with Kidder, Peabody & Co. and Morgan Stanley & Co. in the principal amounts of $9,058,000 and $70,000,000, respectively; (c) Managed Income Portfolio: corporate bonds and variable rate obligations of Morgan Stanley Group in the principal amounts of $4,925,000 and $10,000,000, respectively; medium-term note of Salomon Brothers, Inc. in the principal amount of $3,730,680; (d) Short-Term Bond Portfolio: corporate bonds of Lehman Brothers, Inc. and Merrill Lynch Co., Inc. in the principal amounts of $992,500 and $956,250, respectively; medium-term note of Salomon Brothers, Inc. in the principal amount of $932,670.

                      REDEMPTION AND PURCHASE INFORMATION

     Service and Institutional Shares of each Portfolio are sold at the net asset value per share next determined after a purchase order is received.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the

1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectuses, the Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

                       VALUATION OF PORTFOLIO SECURITIES

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

     MONEY MARKET PORTFOLIOS. The value of the portfolio securities of each Money Market Portfolio is calculated using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser (depending on the Money Market Portfolio) determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

     NON-MONEY MARKET PORTFOLIOS. The valuation of securities held by the Non-Money Market Portfolios is discussed in their respective Prospectuses.

                            PERFORMANCE INFORMATION

     MONEY MARKET PORTFOLIO YIELD. Each Money Market Portfolio's current and effective yields for Service and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent yield" may be quoted for Service and Institutional Shares in the Municipal Money Market, Pennsylvania Municipal Money Market, and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing the portion of the Portfolio's yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and
(b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal and state income tax.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended March 31, 1995 was as follows:

                                                                                    TAX-EQUIVALENT YIELD
                                                                                     (ASSUMES A FEDERAL
                                                                      EFFECTIVE          INCOME TAX
PORTFOLIO                                                   YIELD       YIELD           RATE OF 28%)
---------                                                   -----     ---------     --------------------
Money Market
  Service Shares........................................    5.71%        5.87%               N/A
  Institutional Shares..................................    6.01         6.19                N/A
Municipal Money Market
  Service Shares........................................    3.66         3.73               5.08%
  Institutional Shares..................................    3.96         4.04               5.50
Government Money Market
  Service Shares........................................    5.59         5.75                N/A
  Institutional Shares..................................    5.89         6.06                N/A
Pennsylvania Municipal Money Market
  Service Shares........................................    3.56         3.62               4.94
  Institutional Shares..................................    3.86         3.94               5.36

     The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. No shares of any class of the New Jersey Municipal Money Market Portfolio had been issued prior to March 31, 1995. Yields on Institutional Shares will generally be higher than yields on Service Shares.

     From time to time, in advertisements or in reports to shareholders, the yields of a Portfolio's Service or Institutional Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indexes. For example, the yield of a Portfolio's Service or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely-recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

     TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements or in communications to shareholders, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                             1/n
                         ERV
            T  =    [(- - - - -)  - 1]
                          P

Where:      T  =    average annual total return.
          ERV  =    ending redeemable value at the end of the period
                    covered by the computation of a hypothetical $1,000
                    payment made at the beginning of the period.
            P  =    hypothetical initial payment of $1,000.
            n  =    period covered by the computation, expressed in terms
                    of years.

     All dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     Based on the foregoing calculation, the average annual total returns for each Non-Money Market Portfolio for periods ended March 31, 1995 were as follows:

                          AVERAGE ANNUAL TOTAL RETURN

                                                                  FOR THE
                                                                   YEAR
                                                                   ENDED      SINCE COMMENCEMENT
PORTFOLIO                                                         3/31/95       OF OPERATIONS
---------                                                         -------     ------------------
Tax-Free Income
  Service Shares(1)...........................................      8.09%             3.89%
  Institutional Shares(2).....................................      8.35              5.98
Pennsylvania Tax-Free Income
  Service Shares(1)...........................................      6.70              2.97
  Institutional Shares(3).....................................      6.96              5.59
Short-Term Bond
  Service Shares(4)...........................................      2.38              1.48
  Institutional Shares(4).....................................      2.64              1.73
Value Equity
  Service Shares(1)...........................................     13.84              9.97
  Institutional Shares(5).....................................     14.12             10.85
Growth Equity
  Service Shares(6)...........................................      6.28              3.02
  Institutional Shares(2).....................................      6.47              7.45
Small Cap Growth Equity
  Service Shares(7)...........................................     18.08             10.60
  Institutional Shares(8).....................................     18.39             10.51
International Equity
  Service Shares(1)...........................................     (1.76)             6.64
  Institutional Shares(9).....................................     (1.60)            10.44
Balanced
  Service Shares(1)...........................................      6.38              5.63
  Institutional Shares(10)....................................      6.62              8.60

---------------

(1) Commenced operations on July 29, 1993.

(2) Commenced operations on January 21, 1993.

(3) Commenced operations on December 1, 1992.

(4) Commenced operations on September 1, 1993.

(5) Commenced operations on May 20, 1992.

(6) Commenced operations on July 28, 1993.

(7) Commenced operations on September 15, 1993.

(8) Commenced operations on September 14, 1993.

(9) Commenced operations on April 27, 1992.

(10)Commenced operations on May 1, 1992.

     No shares of any class of the International Fixed Income Portfolio had been issued prior to March 31, 1995.

     Each class of the Non-Money Market Portfolios may also from time to time include in advertisements and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio does not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end or deferred sales charges, respectively, charged to purchasers of Series A and Series B Investor Shares, respectively. The Series A and Series B Investor classes of the Portfolio will, however, disclose the maximum applicable sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     NON-MONEY MARKET PORTFOLIO YIELD. The Balanced, Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, and International Fixed Income Portfolios may advertise their yields on their Service and Institutional Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service and Institutional Shares must calculate yield using the following formula:
                      (a - b      6
           YIELD = 2[ ------- + 1) -1]
                        cd

           Where:  a = dividends and interest earned during the period.

                   b = expenses accrued for the period (net of reimbursements).

                   c = the average daily number of shares outstanding during
                       the period that were entitled to receive dividends.

                   d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

     Each of the Tax-Free Income and Pennsylvania Tax-Free Income Portfolios may advertise the tax-equivalent yield for its shares of a specified class. Under the rules of the SEC, such a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

     The annualized yield information for the 30-day period ended March 31, 1995 for the Portfolios referenced below was as follows:

                                                                            TAX-EQUIVALENT YIELD
                                                                          (ASSUMES A FEDERAL INCOME
PORTFOLIO                                                        YIELD        TAX RATE OF 28%)
---------                                                        -----    -------------------------
Tax-Free Income
  Service Shares..............................................   4.94%              6.86%
  Institutional Shares........................................    5.17               7.18
Pennsylvania Tax-Free Income
  Service Shares..............................................    5.32               7.39
  Institutional Shares........................................    5.55               7.71
Short-Term Bond
  Service Shares..............................................    6.20                N/A
  Institutional Shares........................................    6.42                N/A

     MISCELLANEOUS. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

                                     TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     Each Portfolio will elect to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including securities and forward foreign currency exchange contracts, but only to the extent that such contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to a Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by a Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money and Non-Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related person" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Money and Non-Money Market Municipal Portfolios to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such

Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rates of 26% and 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. In addition, exempt interest dividends paid to corporate taxpayers may in these two circumstances be subject to tax under the environmental tax under
Section 59A of the Code, which is imposed at the rate of 0.12% on the excess of the modified alternative minimum taxable income of a corporate taxpayer over $2 million for taxable years beginning before January 1996. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

     If a Money or Non-Money Market Municipal Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

     Distributions of investment company taxable income will be taxable (other than interest on tax-exempt Municipal Obligations held by the Money Market and Non-Money Market Municipal Portfolios and the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money Market and Non-Money Market Municipal Portfolios may each purchase securities that do not bear Tax-Exempt Interest. Any income on such securities recognized by such a Portfolio will be distributed and will be taxable to its shareholders.

     Each Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     In the case of corporate shareholders, distributions (other than capital gain dividends) of a Non-Money Market Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income from debt securities and of net realized short-term capital gains will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

     Ordinary income of individuals will be taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%, but at marginal rates of 39% for taxable income between $100,000 and $335,000 and 38% for taxable income between $15,000,000 and $18,333,333. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     Generally, futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or
(2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

     Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months. The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolios, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolios. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

     Special rules govern the Federal income tax treatment of the portfolio transactions of the International Equity and International Fixed Income Portfolios and certain transactions of the other Portfolios that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" (as identified by such Treasury regulations) are not subject to the mark-to-market or loss deferral rules under the Code. Some of the non-U.S. dollar-denominated investments that the Portfolios may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and some of the foreign currency contracts the International Equity and International Fixed Income Portfolios may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     In addition, certain forward foreign currency contracts held by a Portfolio at the close of the Fund's taxable year will be subject to "mark-to-market" treatment. If the Fund makes the Capital Asset Election with respect to such contracts, the contract will be subject to the 40-60 rule described above. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the International Equity and International Fixed Income Portfolios also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

     If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of the each calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

     The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                 MISCELLANEOUS

     COUNSEL. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand, L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on September 29, 1995 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

     Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 6.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.1%; Government Money Market Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 76.5%; PNC Bank Pittsburgh, 960 Ft. Duquesne Blvd., Pittsburgh, PA 15222, 5.0%; Municipal Money Market Portfolio: PNC Bank Pittsburgh, 960 Ft. Duquesne Blvd., Pittsburgh, PA 15222, 12.1%; PNC Bank Ohio, 201 E. Fifth St., Cincinnati, OH 45202, 8.1%; PNC Bank, Saxon and Co., 200 Stevens Dr., Suite 260, Lester, PA 19113, 73.1%; Ohio Municipal Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 26.4%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 58.9%; North Carolina Municipal Money Market Portfolio: Branch Banking & Trust Company, P.O. Box 1847, Wilson, N.C. 27893, 5.6%; Centura Bank, P.O. Box 1220, Rocky Mount, NC 27802, 13.1%; United Carolina Bank Whiteville, P.O. Drawer 632, Whiteville, NC 28472, 22.3%; First Charter National Bank, P.O. Box 228, Concord, NC 28926, 13.1%; McWood & Co., First Citizens Bank, P.O. Box 29522, Raleigh, NC 27626, 13.0%; North Carolina Trust Co., 301 North Elm St., Greensboro, NC 27402, 17.0%; Pennsylvania Municipal Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 5.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.3%; Virginia Municipal Money Market Portfolio:
Oldom & Co., First Virginia Bank Inc., 6400 Arlington Blvd., Falls Church, VA 22042, 77.4%; Warritrust & Company, F&M Bank, P.O. Box 93, Warrenton, VA 22186, 5.8%; Piedmont Company, Piedmont Trust Bank, P.O. Box 4751, Martinsville, VA 24115, 9.9%; Managed Income Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.3; Tax-Free Income Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 15.5%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 41.5%; Ohio Tax-Free Income Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 32.3%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.6%; Pennsylvania Tax-Free Income: BHC Securities, 100 N. 20th St., Phila., PA 19103, 46.4%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 24.9%;
Intermediate Government Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.2%; Short-Term Bond Portfolio: Medical Practice Account, 1020 Walnut St., Phila., PA 19107, 14.3%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 83.7%; Intermediate-Term Bond Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.9%; Government Income Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 20.3%; International Emerging Markets Portfolio: First Charter National Bank, P.O. Box 228, Concord, NC 28026, 5.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 88.7%; Growth Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 96.4%; Index Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.5%; Small Cap Value Equity Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 5.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 81.6%; International Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.6%; Balanced Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 24.9%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.5%; Value Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.1%; Small Cap Growth Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 90.1%; and Core Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 98.1%.

     On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

     BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PIMC, BlackRock, PCM, PEAC and PNC Bank are subject to such banking laws and regulations.

     PIMC, BlackRock, PCM, PEAC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

     SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

     THE FUND'S NAME. PNC Bank Corp. is the owner of the registered service mark "PNC." The Fund has entered into a licensing agreement with respect to its non-exclusive use of "PNC," under which it has agreed not to claim any interest to the name "PNC" except under the agreement. The license will terminate if it is breached by the Fund or if neither PIMC nor any of PNC Bank Corp.'s affiliates continues as the investment adviser or manager of the Fund.

                              FINANCIAL STATEMENTS

     The Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1994 (the "1994 Annual Report") and its Semi-Annual Report to Shareholders dated March 31, 1995 (the "1995 Semi-Annual Report") are incorporated by reference in this Statement of Additional Information. The financial statements and notes thereto in the 1994 Annual Report and the 1995 Semi-Annual Report are incorporated in this Statement of Additional Information by reference. The financial statements included in the 1994 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand, L.L.P., whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 1994 Annual Report and the 1995 Semi-Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" -- Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" -- Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     "A-3" -- Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

     "B" -- Issue has only a speculative capacity for timely payment.

     "C" -- Issue has a doubtful capacity for payment.

     "D" -- Issue is in payment default.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" -- Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" -- Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     "Prime-3" -- Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" -- Issuer does not fall within any of the Prime rating categories.

     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" -- Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" -- Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" -- Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" -- Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" -- Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" -- Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" -- Issuer has failed to meet scheduled principal and/or interest payments.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" -- Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" -- Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" -- Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" -- Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "F-S" -- Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "D" -- Securities are in actual or imminent payment default.

     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

     "TBW-1" -- This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" -- This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" -- This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" -- This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

     "A1+" -- Obligations supported by the highest capacity for timely repayment.

     "A1" -- Obligations are supported by the highest capacity for timely repayment.

     "A2" -- Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     "A3" -- Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

     "B" -- Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     "C" -- Obligations for which there is an inadequate capacity to ensure timely repayment.

     "D" -- Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" -- This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" -- Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" -- Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" -- Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     "BB," "B," "CCC," "CC" and "C" -- Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "BB" -- Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     "B" -- Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     "CCC" -- Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     "CC" -- This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     "C" -- This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     "CI" -- This rating is reserved for income bonds on which no interest is being paid.

     "D" -- Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" -- This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" -- Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A" -- Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" -- Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca" and "C" -- Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" -- Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" -- Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" -- Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     "BBB" -- Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD" and "DP" -- Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     "AA" -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     "A" -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     "BBB" -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD" and "D" -- Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

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     "AAA" -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

     "AA" -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     "A" -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     "BBB" -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

     "BB," "B," "CCC," "CC" and "C" -- Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" -- This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" -- This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

     "A" -- This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" -- This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC" and "CC," -- These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" -- This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) -- The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

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     "SP-1" -- The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     "SP-2" -- The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" -- The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" -- Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     "MIG-2"/"VMIG-2" -- Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" -- Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" -- Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" -- Loans bearing this designation are of speculative quality and lack margins of protection.

     Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

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